Prospectus
May 1, 2019
DEUTSCHE DWS VARIABLE SERIES II (formerly DEUTSCHE VARIABLE SERIES II)
Class A

DWS Alternative Asset Allocation VIP (formerly Deutsche Alternative Asset Allocation VIP)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission (SEC), you may not be receiving paper copies of the fund’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from your insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a Web site, and your insurance company will notify you by mail each time a report is posted and provide you with a Web site link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your insurance company electronically by following the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. If your insurance company informs you that future reports will be delivered via Web access, you can inform your insurance company that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by your insurance company.
This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.
The SEC does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

DWS Alternative Asset Allocation VIP
(formerly Deutsche Alternative Asset Allocation VIP)
Investment Objective
The fund seeks capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.
SHAREHOLDER FEES
(paid directly from your investment)	None
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)
Management fee	0.56
Distribution/service (12b-1) fees	None
Other expenses	0.17
Acquired funds fees and expenses	0.69
Total annual fund operating expenses	1.42
Fee waiver/expense reimbursement	0.56
Total annual fund operating expenses after fee waiver/expense reimbursement	0.86
The Advisor has contractually agreed to waive its fees and/or reimburse fund expenses through April 30, 2020 to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) at a ratio no higher than 0.86% for Class A shares. The agreement may only be terminated with the consent of the fund’s Board. Because acquired fund fees and expenses are presented as of the fund’s most recent fiscal year end, individual shareholders may experience total operating expenses higher or lower than this expense cap depending upon when shares are redeemed and the fund’s actual allocations to acquired funds.
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses (including one year of capped expenses in each period) remain the same. This example does not reflect any fees or sales charges imposed by a variable contract for which the fund is an investment option. If they were included, your costs would be higher.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$88	$394	$723	$1,654
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 32% of the average value of its portfolio.
Principal Investment Strategy
Main Investments. The fund seeks to achieve its objective by investing in alternative (or non-traditional) investment strategies. Investments may be made in other DWS funds (i.e., mutual funds, exchange-traded funds (ETFs) and other pooled investment vehicles managed by DWS Investment Management Americas, Inc., the fund's investment advisor, or one of its affiliates), or directly in the securities and derivative instruments in which such DWS fund could invest. The fund may also invest in securities of

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unaffiliated mutual funds, ETFs or exchange-traded notes (ETNs) (DWS funds and unaffiliated mutual funds, ETFs and ETNs are collectively referred to as “underlying funds”). The fund’s allocations among direct investments and underlying funds may vary over time.
Management process. Portfolio management utilizes a strategic asset allocation process to determine the non-traditional or alternative investment strategies that should be represented in the fund’s portfolio. Investment strategies generally will fall into the following categories: Real Assets, Alternative Fixed Income, Alternative Equity, Absolute Return and Opportunistic. Real Assets investments have a tangible or physical aspect such as real estate or commodities. Alternative Fixed Income investments seek to offer exposure to categories generally not included in investors’ allocations, such as bank loans and high yield debt securities (i.e. “junk bonds”), and to foreign investments, many of which are not denominated in US dollars. Alternative Equity investments are investments primarily in convertible and preferred instruments that offer equity exposure. Absolute Return investments include: (1) strategies that seek positive returns in all market environments and (2) cash or cash-like investments. Opportunistic investments are investments outside the other categories that may be identified by portfolio management as representing an opportunity to utilize a new alternative investment strategy. Portfolio management also utilizes a tactical asset allocation process to adjust allocations in response to short-term market changes. Tactical allocations reflect views from DWS’s Chief Investment Officer and global research platform. Tactical allocations, which may include derivative instruments, have shorter investment horizons as positions reflect short-term views and are implemented by appropriately changing the existing allocations.
As of December 31, 2018, the fund’s allocation among investment strategies and underlying funds was:
Real Assets	40%
DWS Enhanced Commodity Strategy Fund	15%
DWS RREEF Real Estate Securities Fund	8%
DWS RREEF Global Real Estate Securities Fund	6%
iShares Global Infrastructure ETF	6%
DWS RREEF Global Infrastructure Fund	5%
Alternative Fixed Income	21%
DWS Floating Rate Fund	12%
DWS Emerging Markets Fixed Income Fund	7%
iShares JPMorgan USD Emerging Markets Bond ETF	2%
Alternative Equity	19%
SPDR Bloomberg Barclays Convertible Securities ETF	14%
IShares U.S. Preferred Stock ETF	5%
Absolute Return	20%
DWS ESG Liquidity Fund	8%
DWS Central Cash Management Government Fund	8%
DWS Global Macro Fund	3%
Invesco DB U.S. Dollar Index Bullish Fund	1%
Opportunistic	0%
It is possible that the fund’s allocations may be focused in particular industries, asset classes, or sectors of the economy. The fund’s allocations among investment strategies and underlying funds will change over time and there should be no expectation that current or past positions will be maintained in the future.
Currency and interest rate strategies. In addition to the fund’s or an underlying fund’s main investment strategy, portfolio management of the fund or certain underlying funds may, from time to time, seek to enhance returns by employing proprietary quantitative currency strategies across developed and emerging market currencies using derivatives (contracts whose values are based on, for example, indices, currencies or securities), in particular forward currency contracts. Three main strategies may be employed: a carry strategy, a momentum strategy and a valuation strategy. In implementing the carry strategy, portfolio management of the fund or certain underlying funds will use a “relative value” analysis, seeking to systematically sell low interest rate currencies and buy high interest rate currencies. In implementing the momentum strategy, portfolio management of the fund or certain underlying funds will use multi-year exchange rate trends, seeking to systematically sell lower returning currencies and buy higher returning currencies. In implementing the valuation strategy, portfolio management of the fund or certain underlying funds will use a “fair value” analysis, seeking to systematically buy “undervalued” currencies and sell “overvalued” currencies.
Portfolio management of the fund or certain underlying funds also may, from time to time, seek to enhance returns by employing various strategies to identify interest rate trends across developed markets using derivatives, in particular buying and selling interest rate futures
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contracts. In implementing these strategies, portfolio management of the fund or certain underlying funds may utilize proprietary rules-based interest rate indices.
The notional amount of the fund’s or an underlying fund's aggregate currency and interest rate exposure resulting from these strategies may significantly exceed the net assets of the fund or an underlying fund (and at times may exceed two times the fund’s or an underlying fund's net assets).
Securities lending. The fund may lend securities (up to one-third of total assets) to approved institutions, such as registered broker-dealers, banks and pooled investment vehicles.
Main Risks
There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Because the fund invests in underlying funds, the risks listed here include those of the various underlying funds as well as those of the fund itself. Therefore, in these risk descriptions the term “the fund” may refer to the fund itself, one or more underlying funds, or both.
Asset allocation risk. Portfolio management may favor one or more types of investments or assets that underperform other investments, assets, or securities markets as a whole. Anytime portfolio management buys or sells securities in order to adjust the fund’s asset allocation this will increase portfolio turnover and generate transaction costs.
Security selection risk. The securities in the fund’s portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. Further, geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes and related geopolitical events have led, and in the future may lead, to increased short-term market volatility, which may disrupt securities markets and have adverse long-term effects on US and world economies and markets. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Underlying funds risk. Because the fund may invest in underlying funds, the fund’s performance will be directly related to the performance of the underlying funds. To the extent that a given underlying fund underperforms its benchmark or its fund peer group, it may contribute to underperformance by the fund.
In addition, the fund indirectly pays a portion of the expenses incurred by the underlying funds, which lowers performance. To the extent that the fund’s allocations favor underlying funds with higher expenses, the overall cost of investing paid by the fund will be higher.
The fund is also subject to the risk that an underlying fund may pay a redemption request made by the fund, wholly or partly, by an in-kind distribution of portfolio securities rather than in cash. The fund may hold such portfolio securities until the Advisor determines to dispose of them, and the fund will bear the market risk of the securities received in the redemption until their disposition. Upon disposing of such portfolio securities, the fund may experience increased brokerage commissions.
Concentration risk – underlying funds. Any underlying fund that concentrates in a particular segment of the market (such as commodities, gold-related investments, infrastructure-related companies and real estate securities) will generally be more volatile than a fund that invests more broadly. Any market price movements, regulatory or technological changes, or economic conditions affecting the particular market segment in which the underlying fund concentrates will have a significant impact on the underlying fund’s performance.
While the fund does not concentrate in a particular industry, it may concentrate in an underlying DWS fund, and there is risk for the fund with respect to the aggregation of holdings of underlying funds. The aggregation of holdings of underlying funds may result in the fund having increased exposure to a particular industry or group of industries, or to a single issuer. Such increased exposure to industries or issuers may have the effect of increasing the volatility of the fund’s returns. The fund does not control the investments of the underlying funds, and any increased exposure to industries or issuers occurs as a result of the underlying funds following their own investment objectives and strategies.
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Non-diversification risk – underlying funds. While the fund is diversified, certain underlying funds may be classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the underlying fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance of the underlying fund.
ETF risk. Because ETFs trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. An ETF is subject to the risks of the assets in which it invests as well as those of the investment strategy it follows. The fund incurs brokerage costs when it buys and sells shares of an ETF and also bears its proportionate share of the ETF’s fees and expenses, which are passed through to ETF shareholders.
ETN risk. Because ETNs are senior, unsecured, unsubordinated debt securities of an issuer (typically a bank or bank holding company), ETNs are subject to the credit risk of the issuer and may lose value due to a downgrade in the issuer’s credit rating. The returns of an ETN are linked to the performance of an underlying instrument (typically an index), minus applicable fees. ETNs typically do not make periodic interest payments and principal typically is not protected. The value of an ETN may fluctuate based on factors such as time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying assets, changes in the applicable interest rates, and economic, legal, political or geographic events that affect the underlying assets. The fund bears its proportionate share of any fees and expenses borne by the ETN. Because ETNs trade on a securities exchange, their shares may trade at a premium or discount to their net asset value.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments, as well as US and foreign government actions such as the imposition of tariffs, economic and trade sanctions or embargoes, could undermine the value of the fund’s investments, prevent the fund from realizing the full value of its investments or prevent the fund from selling securities it holds. In June 2016, citizens of the United Kingdom approved a referendum to leave the European Union (EU) and in March 2017, the United Kingdom initiated the formal process of withdrawing from the EU. Significant uncertainty exists regarding the United Kingdom’s anticipated withdrawal from the EU and any adverse economic and political effects such withdrawal may have on the United Kingdom, other EU countries and the global economy.
Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.
Emerging markets risk. Foreign investment risks are greater in emerging markets than in developed markets. Investments in emerging markets are often considered speculative.
Interest rate strategies risk. The success of the interest rate futures strategies depends, in part, on the effectiveness and implementation of portfolio management's proprietary strategies. If portfolio management's analysis proves to be incorrect, losses to the fund may be significant. The risk of loss is heightened during periods of rapid rises in interest rates.
Currency strategies risk. The success of the currency strategies depends, in part, on the effectiveness and implementation of portfolio management's proprietary strategies. If portfolio management's analysis proves to be incorrect, losses to the fund may be significant and may substantially exceed the intended level of market exposure for the currency strategies.
As part of the currency strategies, the fund will have substantial exposure to the risks of non-US currency markets. Foreign currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and economic or political developments in the US or abroad. As a result, the fund's exposure to foreign currencies could cause lower returns or even losses to the fund. Although portfolio management seeks to limit these risks through the aggregation of various long and short positions, there can be no assurance that it will be able to do so.
Interest rate risk. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund’s debt securities, the more sensitive the fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) Recent and potential future changes in monetary policy made by central banks or governments are likely to affect the level of interest rates. Rising interest rates may prompt redemptions from the fund, which may force the fund to sell investments at a time when it is not advantageous to do so, which could result in losses. The fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.
Inflation-indexed bond risk. Any rise in interest rates may cause inflation-indexed bonds to decline in price, hurting fund performance. If interest rates rise due to reasons other than inflation, the fund’s investment in these securities may not be fully protected from the effects of rising interest rates. The fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. The performance of any bonds that are
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indexed to non-US rates of inflation may be higher or lower than those indexed to US inflation rates. The fund’s actual returns could fail to match the real rate of inflation.
Credit risk. The fund's performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. Credit risk is greater for lower-rated securities.
Because the issuers of high yield debt securities, or junk bonds (debt securities rated below the fourth highest credit rating category), may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news, or even the expectation of bad news, than investment-grade debt securities. Credit risk for high yield securities is greater than for higher-rated securities.
High yield debt securities risk. High yield debt securities, or junk bonds, are generally regarded as speculative with respect to the issuer’s continuing ability to meet principal and interest payments. High yield debt securities’ total return and yield may generally be expected to fluctuate more than the total return and yield of investment-grade debt securities. A real or perceived economic downturn or an increase in market interest rates could cause a decline in the value of high yield debt securities, result in increased redemptions and/or result in increased portfolio turnover, which could result in a decline in net asset value of the fund, reduce liquidity for certain investments and/or increase costs. High yield debt securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade debt securities as there may be no established secondary market. Investments in high yield debt securities could increase liquidity risk for the fund. In addition, the market for high yield debt securities can experience sudden and sharp volatility which is generally associated more with investments in stocks.
Market risk. The market value of the securities in which the fund invests may be impacted by the prospects of individual issuers, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets.
Senior loans risk. The fund invests in senior loans that may not be rated by a rating agency, registered with the Securities and Exchange Commission or any state securities commission or listed on any national securities exchange. Therefore, there may be less publicly available information about them than for registered or exchange-listed securities. The Advisor relies on its own evaluation of the creditworthiness of borrowers, but will consider, and may rely in part on, analyses performed by others. As a result, the fund is particularly dependent on the analytical abilities of the Advisor.
Senior loans may not be considered “securities,” and purchasers, such as the fund, therefore may not be entitled to rely on the anti-fraud and misrepresentation protections of the federal securities laws. Senior loans involve other risks, including credit risk, interest rate risk, liquidity risk, and prepayment and extension risk.
Because affiliates of the Advisor may participate in the primary and secondary market for senior loans, limitations under applicable law may restrict the fund’s ability to participate in a restructuring of a senior loan or to acquire some senior loans, or affect the timing or price of such acquisition. The fund also may be in possession of material non-public information about a borrower as a result of its ownership of a senior loan. Because of prohibitions on trading in securities of issuers while in possession of such information, the fund might be unable to enter into a transaction in a publicly-traded security of that borrower when it would otherwise be advantageous to do so. If the Advisor wishes to invest in the publicly traded securities of a borrower, it may not have access to material non-public information regarding the borrower to which other lenders have access.
Prepayment and extension risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund’s assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund’s share price and yield and could hurt fund performance.
Commodities-related investments risk. The commodities-linked derivative instruments in which the fund invests tend to be more volatile than many other types of securities and may subject the fund to special risks that do not apply to all derivatives transactions. For example, the value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, changes in storage costs, embargoes, tariffs, policies of commodity cartels and international economic, political and regulatory developments.
Real estate securities risk. Real estate companies, including REITs, can be affected by the risks associated with direct ownership of real estate, such as general or local economic conditions, decreases in real estate value, increases in property taxes and operating expenses, liabilities or losses due to environmental problems, delays in completion of construction, falling rents (whether due to poor demand, increased competition, overbuilding, or limitations on rents), zoning changes, rising interest rates, lack of credit, failure of borrowers to repay loans and
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losses from casualty or condemnation. In addition, many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk. Further, REITs are dependent upon management skills, may not be diversified and may have relatively small market capitalizations, which can increase volatility. REITs must satisfy certain requirements in order to qualify for favorable tax treatment under applicable tax laws, and a failure to qualify could adversely affect the value of the REIT. By investing in REITs through a fund a shareholder will bear expenses of the REITs in addition to expenses of the fund and will not be entitled to the federal income tax deduction for qualified REIT dividends available to noncorporate investors that own REITs directly unless certain holding period and other requirements are satisfied.
Infrastructure-related companies risk. Infrastructure-related companies can be affected by various factors, including general or local economic conditions and political developments, general changes in market sentiment towards infrastructure assets, high interest costs in connection with capital construction and improvement programs, difficulty in raising capital, costs associated with compliance with changes in regulations, regulation or intervention by various government authorities, including government regulation of rates, inexperience with and potential losses resulting from the deregulation of a particular industry or sector, changes in tax laws, environmental problems, technological changes, surplus capacity, casualty losses, threat of terrorist attacks and changes in interest rates. A company is considered to be an infrastructure-related company if at least 50% of its non-cash assets are infrastructure assets or 50% of its gross income or net profits are derived, directly or indirectly, from the ownership, management, construction, operation, utilization or financing of infrastructure assets.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance.
Dividend-paying stock risk. As a category, dividend-paying stocks may underperform non-dividend paying stocks (and the stock market as a whole) over any period of time. In addition, issuers of dividend-paying stocks may have discretion to defer or stop paying dividends for a stated period of time. If the dividend-paying stocks held by the fund reduce or stop paying dividends, the fund’s ability to generate income may be adversely affected.
Small company risk. Small company stocks tend to be more volatile than medium-sized or large company stocks. Because stock analysts are less likely to follow small companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on small companies, since they may lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Convertible securities risk. The market value of a convertible security performs like that of a regular debt security; that is, when interest rates rise, the price of a convertible security generally declines. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their price may change based on changes in the issuer’s financial condition. Because a convertible security derives a portion of its value from the common stock into which it may be converted, market and issuer risks that apply to the underlying common stock could impact the price of the convertible security.
Preferred stock risk. Preferred stock generally has a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Preferred stock is subject to many of the risks associated with debt securities, including interest rate risk. In addition, preferred stock may not pay a dividend, an issuer may suspend payment of dividends on preferred stock at any time, and in certain situations an issuer may call or redeem its preferred stock or convert it to common stock.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment and/or the fund may sell certain investments at a price or time that is not advantageous in order to meet redemption requests or other cash needs. Unusual market conditions, such as an unusually high volume of redemptions or other similar conditions could increase liquidity risk for the fund.
Pricing risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.
Tax status risk. Income and gains from commodities or certain commodity-linked derivatives do not constitute “qualifying income” to the fund for purposes of qualification as a “regulated investment company” for federal income tax purposes. If such income were determined to
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cause the fund's nonqualifying income to exceed 10% of the fund's gross income, the fund would be subject to a tax at the fund level.
Securities lending risk. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.
Subsidiary risk. Certain underlying funds may invest in a wholly-owned subsidiary of the underlying fund formed under the laws of the Cayman Islands (the Subsidiary) that is not registered as an investment company under the Investment Company Act of 1940, as amended, and therefore it is not subject to all of the investor protections of the Investment Company Act of 1940. A regulatory change in the US or the Cayman Islands that impacts the Subsidiary or how the underlying fund invests in the Subsidiary, such as a change in tax law, could adversely affect the underlying fund and the fund. By investing in the Subsidiary, the underlying funds and the fund are exposed to the risks associated with the Subsidiary’s investments, which generally include the risks of investing in derivatives and commodities-related investments.
Operational and technology risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations.
Past Performance
How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends and distributions were reinvested. For more recent performance figures, go to dws.com (the Web site does not form a part of this prospectus) or call the telephone number included in this prospectus. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.
Prior to July 12, 2013, the fund had a subadvisor and a different investment management team that operated with a different investment strategy. Performance would have been different if the fund's current investment strategy had been in effect.
CALENDAR YEAR TOTAL RETURNS  (%) (CLASS A)

	Returns	Period ending
Best Quarter	9.13%	September 30, 2010
Worst Quarter	-8.30%	September 30, 2011
Year-to-Date	8.10%	March 31, 2019
Average Annual Total Returns
(For periods ended 12/31/2018 expressed as a %)
	Class Inception	1 Year	5 Years	Since Inception
Class A before tax	2/2/2009	-9.14	-0.07	4.33
MSCI World Index (reflects no deduction for fees, expenses or taxes)		-8.71	4.56	10.78
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)		0.01	2.52	3.60
Blended Index (reflects no deduction for fees, expenses or taxes)		-5.96	4.08	8.84
The Blended Index consists of 70% MSCI World Index and 30% Bloomberg Barclays U.S. Aggregate Bond Index.
The Advisor believes that the MSCI World Index, Bloomberg Barclays U.S. Aggregate Bond Index, and the blend of each of these indexes, reflect the different components of the fund's typical asset allocations.
Management
Investment Advisor
DWS Investment Management Americas, Inc.
Subadvisor
RREEF America L.L.C.
Portfolio Manager(s)
Pankaj Bhatnagar, PhD, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2013.
Darwei Kung, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2013.
Dokyoung Lee, CFA, Director. Portfolio Manager of the fund. Began managing the fund in 2018.
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Purchase and Sale of Fund Shares
The fund is intended for use in a variable insurance product. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.
Tax Information
The fund normally distributes its net investment income and realized capital gains, if any, to its shareholders, the separate accounts of participating insurance companies. These distributions may not be taxable to the holders of variable annuity contracts and variable life insurance policies. For information concerning the federal income tax consequences for the holders of such contracts or policies, holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.
Payments to Financial Intermediaries
If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund, the Advisor, and/or the Advisor’s affiliates, may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's Web site for more information.
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Fund Details
Additional Information About Fund Strategies and Risks
DWS Alternative Asset Allocation VIP
Investment Objective
The fund seeks capital appreciation.
Principal Investment Strategy
Main Investments. The fund seeks to achieve its objective by investing in alternative (or non-traditional) investment strategies. Investments may be made in other DWS funds (i.e., mutual funds, exchange-traded funds (ETFs) and other pooled investment vehicles managed by DWS Investment Management Americas, Inc., the fund's investment advisor, or one of its affiliates), or directly in the securities and derivative instruments in which such DWS fund could invest. The fund may also invest in securities of unaffiliated mutual funds, ETFs or exchange-traded notes (ETNs) (DWS funds and unaffiliated mutual funds, ETFs and ETNs are collectively referred to as “underlying funds”). The fund’s allocations among direct investments and underlying funds may vary over time.
Management process. Portfolio management utilizes a strategic asset allocation process to determine the non-traditional or alternative investment strategies that should be represented in the fund’s portfolio. Investment strategies generally will fall into the following categories: Real Assets, Alternative Fixed Income, Alternative Equity, Absolute Return and Opportunistic. Real Asset investments have a tangible or physical aspect such as real estate or commodities. Alternative Fixed Income investments seek to offer exposure to categories generally not included in investors’ allocations, such as bank loans and high-yield debt securities (i.e. “junk bonds”), and to foreign investments, many of which are not denominated in US dollars. Alternative Equity investments are investments primarily in convertible and preferred instruments that offer equity exposure. Absolute Return investments include: (1) strategies that seek positive returns in all market environments and (2) cash or cash-like investments. Opportunistic investments are investments outside the other categories that may be identified by portfolio management as representing an opportunity to utilize a new alternative investment strategy. Portfolio management also utilizes a tactical asset allocation process to adjust allocations in response to short-term market changes. Tactical allocations reflect views from DWS’s Chief Investment Officer and global research platform. Tactical allocations, which may include derivative instruments, have shorter investment horizons as positions reflect short-term views and are implemented by appropriately changing the existing allocations.
Portfolio management may make allocations ranging from 0% to 30% of the fund's assets (exclusive of assets allocated to the currency and interest rate strategies described below) in a particular strategy or asset category, including the following DWS mutual funds or directly in such securities and derivative instruments in which the DWS fund can invest:
■	DWS Emerging Markets Equity Fund. The fund seeks long-term growth of capital. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in emerging market equities (equities traded mainly in emerging markets or issued by companies that are organized in emerging markets or have more than half of their business there). The fund invests primarily in common stocks, but may also invest in preferred stocks or convertible securities.
■	DWS Emerging Markets Fixed Income Fund. The fund seeks to provide high current income and, secondarily, long-term capital appreciation. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in high yield bonds (also known as “junk bonds”) and other debt securities issued by governments and corporations in emerging market countries (i.e., the issuer is traded mainly in an emerging market, the issuer is organized under the laws of an emerging market country or is a company with more than half of its business in emerging markets) or the return on which is derived primarily from emerging markets. The fund may invest without limit in investment-grade debt securities and in junk bonds, which are those below the fourth credit grade (grade BB/Ba and below) and may include debt securities not currently paying interest and debt securities in default. The fund invests at least 50% of total assets in US dollar denominated securities.

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■	DWS Enhanced Commodity Strategy Fund. The fund’s investment objective is total return. Under normal circumstances, the fund invests in commodity-linked derivative instruments (a contract whose value is based on a particular commodity) backed by a portfolio of fixed income instruments. The fund may gain exposure to the commodity markets by investing in a wholly-owned subsidiary formed under the laws of the Cayman Islands, which shares the same portfolio management team as the fund and is expected to invest mainly in commodity-linked derivative instruments and fixed-income instruments, some of which may serve as margin or collateral for the subsidiary's derivatives positions. The fund concentrates its investments in commodities-related industries. The fund and its wholly-owned subsidiary are each a “commodity pool” and are subject to the requirements of the Commodity Exchange Act, as amended (CEA) and the rules of the Commodity Futures Trading Commission (CFTC) promulgated thereunder.
■	DWS ESG Liquidity Fund. The fund’s investment objective is to seek to provide a high level of current income consistent with liquidity and the preservation of capital. The fund is a money market fund that is managed in accordance with federal regulations which govern the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. The fund does not seek to maintain a stable share price. As a result, the fund’s share price will fluctuate and reflect the effects of unrealized appreciation and depreciation and realized losses and gains. Under normal circumstances, the fund invests at least 80% of total assets, determined at the time of purchase, in securities that meet the Advisor’s sustainability criteria. The fund may invest without limit in US treasury securities under adverse market conditions. The fund invests in high quality, short-term, US dollar denominated money market instruments, including obligations of US and foreign banks, corporate obligations, US government securities, municipal securities, repurchase agreements and asset-backed securities, paying a fixed, variable or floating interest rate.
■	DWS Floating Rate Fund. The fund seeks to provide high current income. Under normal market conditions, the fund invests at least 80% of its total assets in adjustable rate loans that have a senior right to payment (“senior loans”) and other floating rate debt securities. The fund may also borrow money in an amount up to 33 1⁄3% of the fund’s total assets for a range of purposes, including to create investment leverage.
■	DWS Global High Income Fund. The fund seeks high current income and, as a secondary objective, capital appreciation. Under normal conditions, the fund invests at least 65% of total assets in domestic and foreign below investment grade debt securities (rated below the fourth highest credit rating category, junk bonds), including those whose issuers are located in countries with new or emerging securities markets. The fund will generally invest in at least three different countries and will normally invest at least 40% of net assets in securities of foreign issuers. The fund invests in securities of varying maturities and intends to maintain a dollar-weighted effective average portfolio maturity that will not exceed ten years. Subject to its portfolio maturity policy, the fund may purchase individual securities with any stated maturity. The fund may invest in securities of any credit quality, and may include debt securities not paying interest currently and securities in default. The fund may invest up to 15% of total assets in credit default swaps to buy or sell protection on credit exposure, and up to 20% of net assets in common stocks, preferred shares and other equity securities. The fund may invest up to 35% of total assets in cash or money market instruments to maintain liquidity or in the event portfolio management determines that securities meeting the fund’s investment objectives are not readily available for purchase. The fund may also purchase convertible securities, securities on a when-issued basis and engage in short sales.
■	DWS RREEF Global Infrastructure Fund. The fund seeks total return from both capital appreciation and current income. Under normal circumstances, the fund invests at least 80% of its net assets in the securities of US and non-US infrastructure-related companies. Under normal circumstances, the fund invests mainly in equity securities, though the fund may also invest in fixed-income securities without limitation. The fund will invest 25% or more of its total assets in securities of companies engaged principally in infrastructure-related companies. The fund may invest in companies of any market capitalization.
■	DWS RREEF Global Real Estate Securities Fund. The fund’s investment objective is to seek total return through a combination of current income and long-term capital appreciation. Under normal circumstances, the fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity and debt securities issued by real estate companies, such as real estate investment trusts (REITs), REIT-like structures or real estate operating companies. The fund may invest without limitation in companies engaged principally in the real estate industry.
■	DWS High Income Fund. The fund seeks the highest level of current income obtainable from a diversified portfolio of fixed-income securities which portfolio management considers consistent with reasonable risk. As a secondary objective, the fund will seek capital gain where consistent with its primary objective. Under normal circumstances, the fund generally invests at least 65% of net assets, plus the amount of any borrowings for investment purposes, in junk bonds, which are those rated below the fourth highest credit rating category (that is, grade BB/Ba and below). The fund may
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invest up to 50% of total assets in bonds denominated in US dollars or foreign currencies from foreign issuers, including issuers in emerging markets. The fund invests in securities of varying maturities and intends to maintain a dollar-weighted effective average portfolio maturity that will not exceed ten years. Subject to its portfolio maturity policy, the fund may purchase individual securities with any stated maturity.
■	DWS RREEF Real Estate Securities Fund. The fund’s investment objective is long-term capital appreciation and current income. Under normal circumstances, the fund will invest at least 80% of its net assets, plus the amount of any borrowing for investment purposes (calculated at the time of any investment), in equity securities of real estate investment trusts (REITs) and real estate companies. The fund may invest without limitation in securities of companies engaged principally in the real estate industry. The fund may also invest a portion of its assets in other types of securities. These securities may include short term securities, bonds, notes, securities of companies not principally engaged in the real estate industry and other similar securities.
■	DWS Government Money Market Series. The fund seeks maximum current income to the extent consistent with stability of principal. The fund is a money market fund that is managed in accordance with federal regulations which govern the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. The fund operates as a “government money market fund,” as such term is defined under federal regulations. As a government money market fund, the fund is required to invest at least 99.5% of its total assets at the time of investment in cash, US government securities, and/or repurchase agreements that are collateralized by these instruments.
■	DWS Global Macro Fund. The fund seeks to achieve total return. The fund invests in equities (common and preferred), bonds, structured notes, money market instruments, exchange traded funds (ETFs), and cash. The fund may also invest in alternative asset classes (such as real estate, REITs, infrastructure, convertibles, commodities and currencies). The fund may achieve exposure to commodities by investing in commodities-linked derivatives or ETFs. The fund may invest up to 20% into asset backed securities, short-term securities and cash equivalents. The fund can invest in securities of any size, investment style category, maturity, duration or credit quality (including junk bonds, which are those rated below the fourth highest credit rating category (that is, grade BB/Ba and below)), and from any country (including emerging markets). Under normal conditions, the fund will have investment exposure to at least three countries and combined direct and indirect exposure to foreign securities, foreign currencies and other foreign investments (measured on a gross basis) equal to at least 40% of the fund’s net assets.
■	DWS Central Cash Management Government Fund. The fund seeks maximum current income to the extent consistent with stability of principal. The fund operates as a “government money market fund,” as such term is defined under federal regulations. The fund is a money market fund that is managed in accordance with federal regulations which govern the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. As a government money market fund, the fund is required to invest at least 99.5% of its total assets at the time of investment in cash, US government securities, and/or repurchase agreements that are collateralized by these instruments.
Portfolio management monitors the list of DWS funds in which the fund may invest, and may periodically add or remove DWS funds from the list to obtain exposure to new investment strategies, to replace underperforming DWS funds or to enhance returns. Based on portfolio management's assessment of market conditions, the fund is rebalanced periodically to maintain the desired asset allocation. In addition, the fund may seek exposure to hedge funds through warrants, swaps and similar derivative instruments.
Other DWS funds in which the fund may invest from time to time may include series of DBX ETF Trust, which are managed by DBX Advisors LLC. DWS Investment Management Americas, Inc. and DBX Advisors LLC are subsidiaries of DWS Group.
As of December 31, 2018, the fund’s allocation among investment strategies and underlying funds was:
Real Assets	40%
DWS Enhanced Commodity Strategy Fund	15%
DWS RREEF Real Estate Securities Fund	8%
DWS RREEF Global Real Estate Securities Fund	6%
iShares Global Infrastructure ETF	6%
DWS RREEF Global Infrastructure Fund	5%
Alternative Fixed Income	21%
DWS Floating Rate Fund	12%
DWS Emerging Markets Fixed Income Fund	7%
iShares JPMorgan USD Emerging Markets Bond ETF	2%
Alternative Equity	19%
SPDR Bloomberg Barclays Convertible Securities ETF	14%
IShares U.S. Preferred Stock ETF	5%
Absolute Return	20%
DWS ESG Liquidity Fund	8%
DWS Central Cash Management Government Fund	8%
DWS Global Macro Fund	3%
Invesco DB U.S. Dollar Index Bullish Fund	1%
Opportunistic	0%
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It is possible that the fund’s allocations may be focused in particular industries, asset classes, or sectors of the economy. The fund’s allocations among investment strategies and underlying funds will change over time and there should be no expectation that current or past positions will be maintained in the future.
Currency and interest rate strategies. In addition to the fund’s or an underlying fund’s main investment strategy, portfolio management of the fund or certain underlying funds may, from time to time, seek to enhance returns by employing proprietary quantitative currency strategies across developed and emerging market currencies using derivatives (contracts whose values are based on, for example, indices, currencies or securities), in particular forward currency contracts. Three main strategies may be employed: a carry strategy, a momentum strategy and a valuation strategy. In implementing the carry strategy, portfolio management of the fund or certain underlying funds will use a “relative value” analysis, seeking to systematically sell low interest rate currencies and buy high interest rate currencies. In implementing the momentum strategy, portfolio management of the fund or certain underlying funds will use multi-year exchange rate trends, seeking to systematically sell lower returning currencies and buy higher returning currencies. In implementing the valuation strategy, portfolio management of the fund or certain underlying funds will use a “fair value” analysis, seeking to systematically buy “undervalued” currencies and sell “overvalued” currencies.
Portfolio management of the fund or certain underlying funds also may, from time to time, seek to enhance returns by employing various strategies to identify interest rate trends across developed markets using derivatives, in particular buying and selling interest rate futures contracts. In implementing these strategies, portfolio management of the fund or certain underlying funds may utilize proprietary rules-based interest rate indices.
The notional amount of the fund’s or an underlying fund's aggregate currency and interest rate exposure resulting from these strategies may significantly exceed the net assets of the fund or an underlying fund (and at times may exceed two times the fund’s or an underlying fund's net assets).
Securities lending. The fund may lend securities (up to one-third of total assets) to approved institutions, such as registered broker-dealers, banks and pooled investment vehicles.
Other Investment Strategies
Derivatives. Outside of the currency and interest rate strategies, the fund and the underlying funds in which the fund invests, may also use other types of derivatives (e.g., options, futures, forward currency contracts, commodity-linked derivatives, interest rate swaps and total return swaps) (i) for hedging purposes; (ii) for risk management;
(iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.
Main Risks
There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Because the fund invests in underlying funds, the risks listed here include those of the various underlying funds as well as those of the fund itself. Therefore, in these risk descriptions the term “the fund” may refer to the fund itself, one or more underlying funds, or both.
Asset allocation risk. Portfolio management may favor one or more types of investments or assets that underperform other investments, assets, or securities markets as a whole. Anytime portfolio management buys or sells securities in order to adjust the fund’s asset allocation this will increase portfolio turnover and generate transaction costs.
Security selection risk. The securities in the fund’s portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. Further, geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes and related geopolitical events have led, and in the future may lead, to increased short-term market volatility, which may disrupt securities markets and have adverse long-term effects on US and world economies and markets. To the extent that the fund invests in a particular
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geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Underlying funds risk. Because the fund may invest in underlying funds, the fund’s performance will be directly related to the performance of the underlying funds. To the extent that a given underlying fund underperforms its benchmark or its fund peer group, it may contribute to underperformance by the fund.
In addition, the fund indirectly pays a portion of the expenses incurred by the underlying funds, which lowers performance. To the extent that the fund’s allocations favor underlying funds with higher expenses, the overall cost of investing paid by the fund will be higher.
The fund is also subject to the risk that an underlying fund may pay a redemption request made by the fund, wholly or partly, by an in-kind distribution of portfolio securities rather than in cash. The fund may hold such portfolio securities until the Advisor determines to dispose of them, and the fund will bear the market risk of the securities received in the redemption until their disposition. Upon disposing of such portfolio securities, the fund may experience increased brokerage commissions.
Concentration risk – underlying funds. Any underlying fund that concentrates in a particular segment of the market (such as commodities, gold-related investments, infrastructure-related companies and real estate securities) will generally be more volatile than a fund that invests more broadly. Any market price movements, regulatory or technological changes, or economic conditions affecting the particular market segment in which the underlying fund concentrates will have a significant impact on the underlying fund’s performance.
While the fund does not concentrate in a particular industry, it may concentrate in an underlying DWS fund, and there is risk for the fund with respect to the aggregation of holdings of underlying funds. The aggregation of holdings of underlying funds may result in the fund having increased exposure to a particular industry or group of industries, or to a single issuer. Such increased exposure to industries or issuers may have the effect of increasing the volatility of the fund’s returns. The fund does not control the investments of the underlying funds, and any increased exposure to industries or issuers occurs as a result of the underlying funds following their own investment objectives and strategies.
Non-diversification risk – underlying funds. While the fund is diversified, certain underlying funds may be classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the underlying fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance of the underlying fund.
ETF risk. Because ETFs trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. An ETF is subject to the risks of the assets in which it invests as well as those of the investment strategy it follows. The fund incurs brokerage costs when it buys and sells shares of an ETF and also bears its proportionate share of the ETF’s fees and expenses, which are passed through to ETF shareholders.
Fees and expenses incurred by an ETF may include trading costs, operating expenses, licensing fees, trustee fees and marketing expenses. With an index ETF, these costs may contribute to the ETF not fully matching the performance of the index it is designed to track.
ETN risk. Because ETNs are senior, unsecured, unsubordinated debt securities of an issuer (typically a bank or bank holding company), ETNs are subject to the credit risk of the issuer and may lose value due to a downgrade in the issuer’s credit rating. The returns of an ETN are linked to the performance of an underlying instrument (typically an index), minus applicable fees. ETNs typically do not make periodic interest payments and principal typically is not protected. The value of an ETN may fluctuate based on factors such as time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying assets, changes in the applicable interest rates, and economic, legal, political or geographic events that affect the underlying assets. The fund bears its proportionate share of any fees and expenses borne by the ETN. Because ETNs trade on a securities exchange, their shares may trade at a premium or discount to their net asset value.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments, as well as US and foreign government actions such as the imposition of tariffs, economic and trade sanctions or embargoes, could undermine the value of the fund’s investments, prevent the fund from realizing the full value of its investments or prevent the fund from selling securities it holds. In June 2016, citizens of the United Kingdom approved a referendum to leave the European Union (EU) and in March 2017, the United Kingdom initiated the formal process of withdrawing from the EU. Significant uncertainty exists regarding the United Kingdom’s anticipated withdrawal from the EU and any adverse economic and political effects such withdrawal may have on the United Kingdom, other EU countries and the global economy.
Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.
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Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding or other taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.
Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments.
Emerging markets risk. Foreign investment risks are greater in emerging markets than in developed markets. Investments in emerging markets are often considered speculative.
Emerging markets countries typically have economic and political systems that are less developed, and can be expected to be less stable than developed markets. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation.
Interest rate strategies risk. The success of the interest rate futures strategies depends, in part, on the effectiveness and implementation of portfolio management's proprietary strategies. If portfolio management's analysis proves to be incorrect, losses to the fund may be significant. The risk of loss is heightened during periods of rapid rises in interest rates.
Currency strategies risk. The success of the currency strategies depends, in part, on the effectiveness and implementation of portfolio management's proprietary strategies. If portfolio management's analysis proves to be incorrect, losses to the fund may be significant and may substantially exceed the intended level of market exposure for the currency strategies.
As part of the currency strategies, the fund will have substantial exposure to the risks of non-US currency markets. Foreign currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and economic or political developments in the US or abroad. As a result, the fund's exposure to foreign currencies could cause lower returns or even losses to the fund. Although portfolio management seeks to limit these risks through the aggregation of various long and short positions, there can be no assurance that it will be able to do so.
Interest rate risk. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund’s debt securities, the more sensitive the fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) Recent and potential future changes in monetary policy made by central banks or governments are likely to affect the level of interest rates. Rising interest rates may prompt redemptions from the fund, which may force the fund to sell investments at a time when it is not advantageous to do so, which could result in losses. The fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.
Inflation-indexed bond risk. Any rise in interest rates may cause inflation-indexed bonds to decline in price, hurting fund performance. If interest rates rise due to reasons other than inflation, the fund’s investment in these securities may not be fully protected from the effects of rising interest rates. The fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. The performance of any bonds that are indexed to non-US rates of inflation may be higher or lower than those indexed to US inflation rates. The fund’s actual returns could fail to match the real rate of inflation.
Credit risk. The fund's performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. Credit risk is greater for lower-rated securities.
Because the issuers of high yield debt securities, or junk bonds (debt securities rated below the fourth highest credit rating category), may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news, or even the expectation of bad news, than investment-grade debt securities. Credit risk for high yield securities is greater than for higher-rated securities.
For securities that rely on third-party guarantors to support their credit quality, the same risks may apply if the financial condition of the guarantor deteriorates or the guarantor ceases to insure securities. Because guarantors may insure many types of securities, including subprime mortgage bonds and other high-risk bonds, their financial condition could deteriorate as a result of events that have little or no connection to securities owned by the fund.
Some securities issued by US government agencies or instrumentalities are backed by the full faith and credit of the US government. Other securities that are supported only by the credit of the issuing agency or instrumentality are subject to greater credit risk than securities backed by the full faith and credit of the US government. This is because the US government might provide financial support, but has no obligation to do so, if there is a potential or actual loss of principal or failure to make interest payments.
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High yield debt securities risk. High yield debt securities, or junk bonds, are generally regarded as speculative with respect to the issuer’s continuing ability to meet principal and interest payments. High yield debt securities’ total return and yield may generally be expected to fluctuate more than the total return and yield of investment-grade debt securities. A real or perceived economic downturn or an increase in market interest rates could cause a decline in the value of high yield debt securities, result in increased redemptions and/or result in increased portfolio turnover, which could result in a decline in net asset value of the fund, reduce liquidity for certain investments and/or increase costs. High yield debt securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade debt securities as there may be no established secondary market. Investments in high yield debt securities could increase liquidity risk for the fund. In addition, the market for high yield debt securities can experience sudden and sharp volatility which is generally associated more with investments in stocks.
Market risk. The market value of the securities in which the fund invests may be impacted by the prospects of individual issuers, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets.
Senior loans risk. The fund invests in senior loans that may not be rated by a rating agency, registered with the Securities and Exchange Commission or any state securities commission or listed on any national securities exchange. Therefore, there may be less publicly available information about them than for registered or exchange-listed securities. The Advisor relies on its own evaluation of the creditworthiness of borrowers, but will consider, and may rely in part on, analyses performed by others. As a result, the fund is particularly dependent on the analytical abilities of the Advisor.
Senior loans may not be considered “securities,” and purchasers, such as the fund, therefore may not be entitled to rely on the anti-fraud and misrepresentation protections of the federal securities laws. Senior loans involve other risks, including credit risk, interest rate risk, liquidity risk, and prepayment and extension risk.
Because affiliates of the Advisor may participate in the primary and secondary market for senior loans, limitations under applicable law may restrict the fund’s ability to participate in a restructuring of a senior loan or to acquire some senior loans, or affect the timing or price of such acquisition. The fund also may be in possession of material non-public information about a borrower as a result of its ownership of a senior loan. Because of prohibitions on trading in securities of issuers while in possession of such information, the fund might be unable to enter into a transaction in a publicly-traded security of that borrower when it would otherwise be advantageous to do so. If the Advisor wishes to invest in the publicly traded securities of a borrower, it may not have access to material non-public information regarding the borrower to which other lenders have access.
Senior loans may have longer trade settlement periods than other types of investments which could result in the fund not receiving the proceeds from a sale of a senior loan for an extended period after such sale. To the extent that other sources of liquidity are unavailable, the uncertainty of trade settlement periods could lead to shortfalls in cash needed to handle fund redemptions, especially during periods of heavy redemption activity.
Prepayment and extension risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund’s assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund’s share price and yield and could hurt fund performance.
Commodities-related investments risk. The commodities-linked derivative instruments in which the fund invests tend to be more volatile than many other types of securities and may subject the fund to special risks that do not apply to all derivatives transactions. For example, the value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, changes in storage costs, embargoes, tariffs, policies of commodity cartels and international economic, political and regulatory developments.
The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, minerals, or agricultural products), a futures contract, swap or commodity index, or other economic variables linked to changes in the value of commodities or the commodities markets. A liquid secondary market may not exist for the types of commodity-linked derivative instruments the fund buys, which may make it difficult for the fund to sell them at an acceptable price. To the extent the fund intends to qualify as a regulated investment company under the Internal Revenue Code, the fund's ability to gain exposure to commodity-linked instruments may be limited.
Real estate securities risk. Real estate companies, including REITs, can be affected by the risks associated with direct ownership of real estate, such as general or local economic conditions, decreases in real estate value, increases in property taxes and operating expenses, liabilities or losses due to environmental problems, delays in completion of construction, falling rents (whether due to
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poor demand, increased competition, overbuilding, or limitations on rents), zoning changes, rising interest rates, lack of credit, failure of borrowers to repay loans and losses from casualty or condemnation. In addition, many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk. Further, REITs are dependent upon management skills, may not be diversified and may have relatively small market capitalizations, which can increase volatility. REITs must satisfy certain requirements in order to qualify for favorable tax treatment under applicable tax laws, and a failure to qualify could adversely affect the value of the REIT. By investing in REITs through a fund a shareholder will bear expenses of the REITs in addition to expenses of the fund and will not be entitled to the federal income tax deduction for qualified REIT dividends available to noncorporate investors that own REITs directly unless certain holding period and other requirements are satisfied.
Infrastructure-related companies risk. Infrastructure-related companies can be affected by various factors, including general or local economic conditions and political developments, general changes in market sentiment towards infrastructure assets, high interest costs in connection with capital construction and improvement programs, difficulty in raising capital, costs associated with compliance with changes in regulations, regulation or intervention by various government authorities, including government regulation of rates, inexperience with and potential losses resulting from the deregulation of a particular industry or sector, changes in tax laws, environmental problems, technological changes, surplus capacity, casualty losses, threat of terrorist attacks and changes in interest rates. A company is considered to be an infrastructure-related company if at least 50% of its non-cash assets are infrastructure assets or 50% of its gross income or net profits are derived, directly or indirectly, from the ownership, management, construction, operation, utilization or financing of infrastructure assets.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance.
Regional focus risk. Focusing investments in a single country or few countries, or regions, involves increased currency, political, regulatory and other risks. Market swings in such a targeted country, countries or regions are likely to have a greater effect on fund performance than they would in a more geographically diversified fund.
Dividend-paying stock risk. As a category, dividend-paying stocks may underperform non-dividend paying stocks (and the stock market as a whole) over any period of time. In addition, issuers of dividend-paying stocks may have discretion to defer or stop paying dividends for a stated period of time. If the dividend-paying stocks held by the fund reduce or stop paying dividends, the fund’s ability to generate income may be adversely affected.
Small company risk. Small company stocks tend to be more volatile than medium-sized or large company stocks. Because stock analysts are less likely to follow small companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on small companies, since they may lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.
Borrowing risk. Borrowing creates leverage. It also adds to fund expenses and at times could effectively force the fund to sell securities when it otherwise might not want to.
To the extent that the fund borrows money and then invests that money, it creates leverage, in that the fund is exposed to investment risks through the securities it has pledged for collateral as well as through the investments it purchases with the money borrowed against that collateral. This leverage means that changes in the prices of securities the fund owns will have a greater effect on the share price of the fund. The fund incurs interest expense and other costs when it borrows money; therefore, unless returns on assets acquired with borrowed funds are greater than the costs of borrowing, performance will be lower than it would have been without any borrowing. When the fund borrows money it must comply with certain asset coverage requirements, which at times may require the fund to dispose of some of its portfolio holdings even though it may be disadvantageous to do so at that time.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Preferred stock risk. Preferred stock generally has a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Preferred stock is subject to many of the risks associated with debt securities, including interest rate risk. In addition, preferred stock may not pay a dividend, an issuer may suspend payment of dividends on preferred stock at any time, and in certain situations an issuer may call or redeem its preferred stock or convert it to common stock.
Convertible securities risk. The market value of a convertible security performs like that of a regular debt security; that is, when interest rates rise, the price of a convertible security generally declines. In addition, convertible securities are subject to the risk that the issuer will not be
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able to pay interest or dividends when due, and their price may change based on changes in the issuer’s financial condition. Because a convertible security derives a portion of its value from the common stock into which it may be converted, market and issuer risks that apply to the underlying common stock could impact the price of the convertible security.
CROCI® risk. Certain of the underlying funds will be managed using the Cash Return on Capital Invested (CROCI®) Investment Process which is based on portfolio management’s belief that, over time, sectors/stocks which display more favorable financial metrics (for example, the CROCI® Economic P/E ratio) as generated by this process may outperform sectors/stocks which display less favorable metrics. This premise may not prove to be correct and prospective investors should evaluate this assumption prior to investing in the fund.
The calculation of financial metrics used by the underlying funds (such as, among others, the CROCI® Economic P/E ratio) are determined by the CROCI® Investment Strategy and Valuation Group using publicly available information. This publicly available information is adjusted based on assumptions made by the CROCI® Investment Strategy and Valuation Group that, subsequently, may prove not to have been correct. As financial metrics are calculated using historical information, there can be no guarantee of the future performance of the CROCI® strategy. The measures utilized by portfolio management to attempt to reduce portfolio turnover, market impact and transaction costs could affect performance. In addition, certain regulatory restrictions (e.g., limits on percentage of assets invested in a single industry) could constrain the fund’s ability to invest in some stocks that may have the most attractive financial metrics as determined by the CROCI® Investment Process.
Investment style risk. To the extent that the fund maintains a style-neutral portfolio, either growth funds or value funds may outperform the fund during any time period when one or the other is in favor. To the extent that the fund’s portfolio favors either growth or value stocks, it may perform less well than if it had remained style-neutral if the style it favors underperforms the overall market.
Medium-sized company risk. Medium-sized company stocks tend to be more volatile than large company stocks. Because stock analysts are less likely to follow medium-sized companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on medium-sized companies, since they lack the financial resources of larger companies. Medium-sized company stocks are typically less liquid than large company stocks.
IPO risk. Prices of securities bought in an initial public offering (IPO) may rise and fall rapidly, often because of investor perceptions rather than economic reasons. To the extent a mutual fund is small in size, its IPO investments may have a significant impact on its performance since they may represent a larger proportion of the fund’s overall portfolio as compared to the portfolio of a larger fund.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment and/or the fund may sell certain investments at a price or time that is not advantageous in order to meet redemption requests or other cash needs. Unusual market conditions, such as an unusually high volume of redemptions or other similar conditions could increase liquidity risk for the fund.
This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced). This may affect only certain securities or an overall securities market.
Pricing risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.
Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may prevent the fund from being able to realize full value and thus sell a security for its full valuation. This could cause a material decline in the fund’s net asset value.
Tax status risk. Income and gains from commodities or certain commodity-linked derivatives do not constitute “qualifying income” to the fund for purposes of qualification as a “regulated investment company” for federal income tax purposes. If such income were determined to cause the fund's nonqualifying income to exceed 10% of the fund's gross income, the fund would be subject to a tax at the fund level.
In addition, if DWS Alternative Asset Allocation VIP fails to qualify as a RIC, a separate account underlying a variable life insurance or variable annuity contract that invests in shares of the fund will be required to treat the fund (or if an underlying fund fails to qualify as a RIC, the fund’s investment in the underlying fund) as a single investment for purposes of the diversification requirements of section 817(h) of the Code. If a separate account fails to satisfy the diversification requirements of Code section 817(h), income allocable to the contracts associated with the separate account will be taxed currently for federal income
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tax purposes to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.
Securities lending risk. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.
Derivatives risk. Risks associated with derivatives may include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.
There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.
Subsidiary risk. Certain underlying funds may invest in a wholly-owned subsidiary of the underlying fund formed under the laws of the Cayman Islands (the Subsidiary) that is not registered as an investment company under the Investment Company Act of 1940, as amended, and therefore it is not subject to all of the investor protections of the Investment Company Act of 1940. A regulatory change in the US or the Cayman Islands that impacts the Subsidiary or how the underlying fund invests in the Subsidiary, such as a change in tax law, could adversely affect the underlying fund and the fund. By investing in the Subsidiary, the underlying funds and the fund are exposed to the risks associated with the Subsidiary’s investments, which generally include the risks of investing in derivatives and commodities-related investments.
Currency risk. Changes in currency exchange rates may affect the value of the fund’s investments and the fund’s share price. The value of currencies are influenced by a variety of factors, that include: interest rates, national debt levels and trade deficits, changes in balances of payments and trade, domestic and foreign interest and inflation rates, global or regional political, economic or financial events, monetary policies of governments, actual or potential government intervention, global energy prices, political instability and government monetary policies and the buying or selling of currency by a country’s government. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the US dollar or, in the case of hedged positions, that the
US dollar will decline relative to the currency being hedged. Currency exchange rates can be volatile and can change quickly and unpredictably, thereby impacting the value of the fund’s investments.
ESG investing risk. Investing primarily in investments that meet ESG criteria carries the risk that the fund may forgo otherwise attractive investment opportunities or increase or decrease its exposure to certain types of issuers and, therefore, may underperform funds that do not consider ESG factors.
Operational and technology risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations.
Cyber-attacks may include unauthorized attempts by third parties to improperly access, modify, disrupt the operations of, or prevent access to the systems of the fund’s service providers or counterparties, issuers of securities held by the fund or other market participants or data within them. In addition, power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
Cyber-attacks, disruptions, or failures may adversely affect the fund and its shareholders or cause reputational damage and subject the fund to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. For example, the fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value, and impede trading). In addition, cyber-attacks, disruptions, or failures involving a fund counterparty could affect such counterparty’s ability to meet its obligations to the fund, which may result in losses to the fund and its shareholders. Similar types of operational and technology risks are also present for issuers of securities held by the fund, which could have material adverse consequences for such issuers, and may cause the fund’s investments to lose value. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments.
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While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions, or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund, or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will address the possibility of and fallout from cyber-attacks, disruptions, or failures. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, fund counterparties, issuers of securities held by the fund, or other market participants.
Other Policies and Risks
While the previous pages describe the main points of the fund’s strategy and risks, there are a few other matters to know about:
■	Although major changes tend to be infrequent, the fund’s Board could change the fund's investment objective without seeking shareholder approval.
■	When, in the Advisor's opinion, it is advisable to adopt a temporary defensive position because of unusual and adverse or other market conditions, up to 100% of the fund's assets may be held in cash or invested in money market securities or other short-term investments. Short-term investments consist of (1) foreign and domestic obligations of sovereign governments and their agencies and instrumentalities, authorities and political subdivisions; (2) other short-term rated debt securities or, if unrated, determined to be of comparable quality in the opinion of the Advisor; (3) commercial paper; (4) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (5) repurchase agreements. Short-term investments may also include shares of money market mutual funds. To the extent the fund invests in such instruments, the fund will not be pursuing its investment objective. However, portfolio management may choose to not use these strategies for various reasons, even in volatile market conditions.
■	Portfolio management measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, its own judgment. All securities must meet the credit quality standards applied by portfolio management at the time they are purchased. If a security’s credit quality changes, portfolio management will decide what to do with the security, based on its assessment of what would most benefit the fund.
■	From time to time, the fund may have a concentration of shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the fund.
■	Your fund assets may be at risk of being transferred to the appropriate state if you fail to maintain a valid address and/or if certain activity does not occur in your account within the time specified by state abandoned property law. Contact your financial representative or the transfer agent for additional information.
For More Information
This prospectus doesn’t tell you about every policy or risk of investing in the fund. If you want more information on the fund’s allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).
Keep in mind that there is no assurance that the fund will achieve its investment objective.
A complete list of the fund’s portfolio holdings as of the month-end is posted on dws.com on or after the last day of the following month. More frequent posting of portfolio holdings information may be made from time to time on dws.com. The posted portfolio holdings information is available by fund and generally remains accessible at least until the date on which the fund files its Form N-CSR or N-Q (or, once the fund begins filing on Form N-PORT in April 2019, a Form N-CSR or publicly available Form N-PORT) with the SEC for the period that includes the date as of which the posted information is current. In addition, the fund’s top ten equity holdings and other fund information is posted on dws.com as of the calendar quarter-end on or after the 10th calendar day following quarter-end. The fund’s Statement of Additional Information includes a description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio holdings.
Who Manages and Oversees the Fund
The Investment Advisor
DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for the fund. Under the oversight of the Board, the Advisor , or a subadvisor, makes investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. Deutsche Bank AG reorganized its asset management division, Deutsche Asset Management, into a separate financial services firm, DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is now a separate, publicly-listed financial services firm that is an indirect, majority-owned subsidiary of Deutsche Bank AG. The Advisor is an indirect, wholly-owned subsidiary of DWS Group. The Advisor and its predecessors have more than 90 years of experience managing mutual funds and provide a full range of global investment advisory services to institutional and retail clients.
DWS represents the asset management activities conducted by DWS Group or any of its subsidiaries, including DIMA, other affiliated investment advisors and
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DWS Distributors, Inc. (“DDI” or the “Distributor”). DWS is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.
The Advisor may utilize the resources of its global investment platform to provide investment management services through branch offices or affiliates located outside the US. In some cases, the Advisor may also utilize its branch offices or affiliates located in the US or outside the US to perform certain services, such as trade execution, trade matching and settlement, or various administrative, back-office or other services. To the extent services are performed outside the US, such activity may be subject to both US and foreign regulation. It is possible that the jurisdiction in which the Advisor or its affiliate performs such services may impose restrictions or limitations on portfolio transactions that are different from, and in addition to, those that apply in the US.
The Advisor earns fees at varying rates for providing services to the underlying DWS funds. It may therefore have a conflict of interest in selecting the underlying DWS funds and in determining whether to invest in an unaffiliated mutual fund, ETF or a hedge fund, from which it will not receive any fees. However, the Advisor is a fiduciary to the fund and will select investments that it believes are appropriate to meet the fund's investment objective.
Management Fee. The Advisor receives a management fee from the fund. Below is the management rate paid by the fund for the most recent fiscal year, as a percentage of the fund’s average daily net assets:
Fund Name	Fee Paid
DWS Alternative Asset Allocation VIP	0.00%*, **
*	Management fee has two components: (i) a fee on assets invested in other DWS funds; and (ii) a fee on assets not invested in other DWS funds (“Other Assets”). The Advisor currently intends to invest primarily in other DWS funds. However, in the future, the fund may invest a larger portion, or all, of its assets in Other Assets. If the fund’s assets are entirely invested in Other Assets, the management fee would be 1.20% of average daily net assets. However, in such a situation, the Acquired Fund (Underlying Fund) Fees and Expenses are expected to decrease.
**	Reflects the effect of expense limitations and/or fee waivers then in effect.
The following waivers are currently in effect:
The Advisor has contractually agreed to waive its fees and/or reimburse fund expenses through April 30, 2020 to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses and acquired funds fees and expenses) at ratio no higher than 0.86% for Class A shares. The agreement may only be terminated with the consent of the fund’s Board. Because acquired fund fees and expenses are presented as of the fund’s most recent fiscal year end, individual shareholders may experience total operating expenses higher or lower than this expense cap depending upon when shares are redeemed and the fund’s actual allocations to acquired funds.
The Advisor has voluntarily agreed to waive 0.15% of its management fee. The Advisor, at its discretion, may revise or discontinue this arrangement at any time.
A discussion regarding the basis for the Board renewal of the fund’s investment management agreement and subadvisory agreement is contained in the most recent shareholder report for the annual period ended December 31 and the semi-annual period ended June 30 (see “Shareholder reports” on the back cover).
Under a separate administrative services agreement between the fund and the Advisor, the fund pays the Advisor a fee of 0.10% of the fund’s average daily net assets for providing most of the fund's administrative services. The administrative services fee discussed above is included in the fees and expenses table under “Other expenses.”
Subadvisor for DWS Alternative Asset Allocation VIP
RREEF America L.L.C. (RREEF), an investment advisor registered with the SEC, is located at 875 N. Michigan Avenue, Chicago, Illinois 60611. RREEF is an indirect wholly owned subsidiary of DWS Group. RREEF has provided real estate investment management services to institutional investors since 1975 across a diversified portfolio of industrial properties, office buildings, residential apartments and shopping centers. RREEF has also been an investment advisor of real estate securities since 1993.
To the extent that the fund invests directly in securities, RREEF provides investment advisory and management services to the portions of DWS Alternative Asset Allocation VIP's portfolio allocated to global real estate and global infrastructure securities. RREEF makes investment decisions, buys and sells securities for the fund and conducts research that leads to purchase and sale decisions. The Advisor pays a fee to RREEF pursuant to an investment subadvisory agreement between the Advisor and RREEF.
Multi-Manager Structure. The Advisor, subject to the approval of the Board, has ultimate responsibility to oversee any subadvisor to the fund and to recommend the hiring, termination and replacement of subadvisors. The fund and the Advisor have received an order from the SEC that permits the Advisor to appoint or replace certain subadvisors, to manage all or a portion of the fund’s assets and enter into, amend or terminate a subadvisory agreement with certain subadvisors, in each case subject to the approval of the fund’s Board but without obtaining shareholder approval (“multi-manager structure”). The multi-manager structure applies to subadvisors that are not affiliated with the fund or the Advisor (“nonaffiliated
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subadvisors”), as well as subadvisors that are indirect or direct, wholly-owned subsidiaries of the Advisor or that are indirect or direct, wholly-owned subsidiaries of the same company that, indirectly or directly, wholly owns the Advisor (“wholly-owned subadvisors”). Pursuant to the SEC order, the Advisor, with the approval of the fund’s Board, has the discretion to terminate any subadvisor and allocate and reallocate the fund’s assets among any other nonaffiliated subadvisors or wholly-owned subadvisors (including terminating a nonaffiliated subadvisor and replacing it with a wholly-owned subadvisor). The fund and the Advisor are subject to the conditions imposed by the SEC order, including the condition that within 90 days of hiring a new subadvisor pursuant to the multi-manager structure, the fund will provide shareholders with an information statement containing information about the new subadvisor. The shareholders of the fund have approved the multi-manager structure described herein.
Management
DWS Alternative Asset Allocation VIP
The following Portfolio Managers are jointly and primarily responsible for the day-to-day management of the fund.
Pankaj Bhatnagar, PhD, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2013.
■	Joined DWS in 2000 with seven years of industry experience; previously, served in Quantitative Strategy roles at Nomura Securities, Credit Suisse and Salomon Brothers.
■	Head of Core Equity and Co-Head of Systematic and Quantitative Strategies: New York.
■	Degree in Civil Engineering, Indian Institute of Technology; MBA, Kent State University; PhD in Finance, University of North Carolina at Chapel Hill.
Darwei Kung, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2013.
■	Joined DWS in 2006; previously has worked as a Director, Engineering and Business Development at Calpoint LLC from 2001-2004.
■	Portfolio Manager: New York.
■	BS and MS, University of Washington, Seattle; MS and MBA, Carnegie Mellon University.
Dokyoung Lee, CFA, Director. Portfolio Manager of the fund. Began managing the fund in 2018.
■	Joined DWS in 2018 with 24 years of industry experience; previously, worked as Head of Research and Portfolio Manager in the Global Multi-Asset Group at Oppenheimer Funds, and in research and portfolio management roles at AllianceBernstein.
■	BSE, Princeton University.
The fund’s Statement of Additional Information provides additional information about a portfolio manager’s investments in the fund, a description of the portfolio management compensation structure and information regarding other accounts managed.
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Investing in the Fund
Your Investment in the Fund
The information in this section may affect anyone who selects the fund as an investment option in a variable annuity contract or variable life insurance policy that offers the fund. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The fund assumes no responsibility for such prospectuses.
For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at fundsus.dws.com/EN/resources/calculators.jsp (the Web site does not form a part of this prospectus).
Policies about transactions
The information in this prospectus applies to Class A shares of the fund. The fund offers two classes of shares. Class A shares are offered at net asset value and are not subject to 12b-1 fees.
Technically, the shareholders of Deutsche DWS Variable Series II are the participating insurance companies (the “insurance companies”) that offer the fund as choices for holders of certain variable annuity contracts or variable life insurance policies (the “contract(s)”) issued or sponsored by the insurance companies. The insurance companies may pass through voting rights to the contract owners. The fund does not sell shares directly to the public. The fund sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the fund by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract. Depending on context in the prospectus, the terms “you” and “yours” refer to either a contract owner or to the insurance company that issues the contract. References to “buying,” “purchasing” or “holding” fund shares refer only to the insurance company, not the contract owner.
Please bear in mind that there are important differences between DWS retail funds available to any investor (a “Retail Fund”) and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the fund, are not sold to insurance company separate accounts to fund investments in variable insurance contracts. In addition, the investment objective, policies and strategies of the fund, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than the fund and have different expense ratios than the fund. As a result, the performance of the fund and a Retail Fund will differ.
Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the fund, orderly portfolio management could be disrupted to the potential detriment of shareholders of the fund.
The fund currently does not foresee any disadvantages to the holders of variable annuity contracts or variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in any such event.
The fund has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. This means that when an insurance company opens an account, the fund will ask for its name, address and other information that will allow the fund to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.
For certain insurance companies, the fund might request additional information (for instance, the fund would ask for documents such as the insurance company’s articles of incorporation) to help the fund verify the insurance company’s identity.
The fund will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in “good order.” Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

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The fund may reject a new account application if the insurance company doesn’t provide any required or requested identifying information, or for other reasons.
Buying and Selling Shares
The fund is open for business each day the New York Stock Exchange is open. The fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).
The fund continuously sells shares to each insurance company separate account, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed by the insurance company. The insurance company offers contract owners units in its separate accounts which correspond to shares in a fund. Each insurance company submits purchase and redemption orders to a fund based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed by the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.
Important information about buying and selling shares
■	After receiving a contract owner’s order, the insurance company buys or sells shares at the net asset value next calculated on any day the fund is open for business.
■	Unless otherwise instructed, the fund normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.
■	Redemptions will generally be in the form of cash, though the fund reserves the right to redeem in kind as described below. The fund typically expects to satisfy redemption requests by using available cash or by selling portfolio securities if available cash is not sufficient to meet redemptions. The fund may also utilize interfund lending, though such use is expected to be rare. The fund may use any of these methods of satisfying redemption requests under normal or stressed market conditions. During periods of distressed market conditions, when a significant portion of the fund’s portfolio may be comprised of less-liquid investments, the fund may be more likely to pay redemption proceeds by giving you securities.
■	The fund does not issue share certificates.
■	The fund reserves the right to reject purchases of shares for any reason.
■	The fund reserves the right to withdraw or suspend the offering of shares at any time.
■	The fund reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a fund from disposing of its portfolio securities or pricing its shares.
■	The fund may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the fund, they are deemed to be in the fund’s best interests or when the fund is requested or compelled to do so by governmental authority or by applicable law.
■	The fund may close and liquidate an account if the fund is unable to verify provided information, or for other reasons; if the fund decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the fund shares and may incur tax liability.
■	The fund may pay for shares sold by “redeeming in kind,” that is, by distributing to you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the fund generally won’t make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund’s net assets, whichever is less.
■	A purchase order from an insurance company separate account may not be accepted if the sale of fund shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the fund.
Market Timing Policies and Procedures. Short-term and excessive trading of fund shares may present risks to the fund’s long-term shareholders (as used herein, the term “shareholders” may refer to the contract owners), including potential dilution in the value of fund shares, interference with the efficient management of a fund (including losses on the sale of investments), realized gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if the fund invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have “readily available market quotations.” Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in fund valuation that arise from the nature of the securities held by the fund (e.g., “time zone arbitrage”). The fund discourages short-term
Prospectus May 1, 2019	23	Investing in the Fund

and excessive trading and has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.
The fund reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, the fund may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to the fund. The fund, through its Advisor and transfer agent, will monitor changes in investment direction (CID) by a shareholder within a fund. A CID is a transaction opposite to the prior transaction, which can be a purchase, redemption or exchange. The fund may take other trading activity into account if the fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.
Shareholders are limited to four roundtrip transactions in the same DWS fund (excluding money market funds) over a rolling 12-month period. A “roundtrip” transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same fund's shares. Shareholders with four or more roundtrip transactions in the same DWS fund within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that DWS fund for 12 months. The fund reserves the right to extend or maintain a block beyond 12-months if it deems that the shareholder's activity was harmful to the fund, or that the pattern of activity suggests a pattern of abuse. The rights of a shareholder to redeem shares of a DWS fund are not affected by the four roundtrip transaction limitation.
The fund may make exceptions to the roundtrip transaction policy for certain types of transactions if in the opinion of the Advisor, the transactions do not represent short-term or excessive trading or are not abusive or harmful to the fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the fund or administrator and transactions by certain qualified fund-of-funds.
In certain circumstances, the fund may rely upon the policy of the insurance company or other financial intermediary to deter short-term or excessive trading if the Advisor believes that the policy of such insurance company or other financial intermediary is reasonably designed to detect and deter transactions that are not in the best interests of the fund. An insurance company’s or other financial intermediary’s policy relating to short-term or excessive trading may be more or less restrictive than the DWS funds' policy, may permit certain transactions not permitted by DWS funds' policies, or prohibit transactions not subject to DWS funds' policies.
The Advisor may also accept undertakings from an insurance company or other financial intermediary to enforce short-term or excessive trading policies on behalf of the fund that provide a substantially similar level of protection for the fund against such transactions. For example, certain insurance companies may have contractual or legal restrictions, or operational constraints, that prevent them from blocking an account. In such instances, the Advisor may permit the insurance company to use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.
In addition, to the extent that the fund invests some portion of its assets in foreign securities, that fund has adopted certain fair valuation practices intended to protect the fund from “time zone arbitrage” with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the fund. (See “How the Fund Calculates Share Price.”)
There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying contract holders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. The Advisor reviews trading activity at the separate account level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the separate account level, the Advisor will contact the insurance company or other financial intermediary to request underlying contract holder activity. Depending on the amount of fund shares held in such separate account (which may represent most of the fund’s shares), short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. If short-term or excessive trading is identified, the Advisor will take appropriate action.
The fund’s market timing policies and procedures may be modified or terminated at any time.
How to receive account information
If you are a contract owner, you should contact your insurance company or the organization that provides recordkeeping services for information about your account.
Please see the contract prospectus that accompanies this prospectus for the customer service telephone number.
How to select shares
Shares in the fund are available in connection with certain variable annuity and life insurance arrangements. Each insurance company has different provisions about how and when their contract owners may select fund shares. Each insurance company is responsible for communicating its
Prospectus May 1, 2019	24	Investing in the Fund

contract owners’ instructions to the fund. Contract owners should contact their insurance company to effect transactions in connection with the fund.
Financial intermediary support payments
The Advisor, the Distributor and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries (“financial representatives”) in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares (“revenue sharing”). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the fund, any recordkeeping/sub-transfer agency/networking fees payable by the fund (generally through the Distributor or an affiliate) and/or the Distributor or Advisor to certain financial representatives for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial representatives. For example, the Advisor, the Distributor and/or their affiliates may, using their legitimate profits, compensate financial representatives for providing the fund with “shelf space” or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund “supermarket” platforms and other formal sales programs; granting the Distributor access to the financial representative’s sales force; granting the Distributor access to the financial representative’s conferences and meetings; assistance in training and educating the financial representative’s personnel; and obtaining other forms of marketing support. In addition, revenue sharing payments may consist of the Distributor’s and/or its affiliates’ payment or reimbursement of ticket charges that would otherwise be assessed by a financial representative on an investor’s fund transactions.
The level of revenue sharing payments made to financial representatives may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial representative, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial representatives or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial representatives based on, for example, the nature of the services provided by the financial representative.
The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares or the retention and/or servicing of investors to financial representatives in amounts that generally range from 0.01% up to 0.52% of assets of the fund serviced and maintained by the financial representative, 0.05% to 0.25% of sales of the fund attributable to the financial representative, a flat fee of up to $143,750, or any combination thereof. These amounts are annual figures typically paid on a quarterly basis and are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial representative’s recommendation of the fund or of any particular share class of the fund. You should review your financial representative’s compensation disclosure and/or talk to your financial representative to obtain more information on how this compensation may have influenced your financial representative’s recommendation of the fund. Additional information regarding these revenue sharing payments is included in the fund’s Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).
The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial representatives under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial representatives to retirement plans that obtain recordkeeping services from ADP, Inc. or to 403(b) plans that obtain recordkeeping services from Ascensus, Inc. on the DWS-branded retirement plan platform (the “Platform”). The level of revenue sharing payments is based upon sales of both the DWS funds and the non-DWS funds by the financial representative on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial representative on the Platform.
It is likely that broker-dealers that execute portfolio transactions for the fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates
Prospectus May 1, 2019	25	Investing in the Fund

will not use fund brokerage to pay for their obligation to provide additional compensation to financial representatives as described above.
How the Fund Calculates Share Price
To calculate net asset value per share, or NAV, the fund uses the following equation:
(	Total Assets	−	Total Liabilities	)	÷	Total Number of Shares Outstanding	=	NAV
The price at which you buy and sell shares for the fund is the NAV. To obtain the fund's most recent share price, go to dws.com (we have included our Web site address as an inactive textual reference and do not intend it to be an active link to our Web site; the Web site does not form a part of this prospectus) or call the telephone number included in this prospectus.
For the underlying mutual funds in which the fund invests, we use the NAV of the underlying mutual funds. For other securities, including ETFs, we typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security’s value or a meaningful portion of the value of the fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the fund’s value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.
It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be the fund’s use of fair value pricing. This is intended to reduce the fund’s exposure to “time zone arbitrage” and other harmful trading practices. (See “Market timing policies and procedures.”)
To the extent that the fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren’t able to buy or sell fund shares through the contract. This is because some foreign markets are open on days and at times when the fund doesn’t price the shares.
Distributions
The fund intends to declare and distribute dividends from its net investment income and net capital gains, if any, annually. The fund may make additional distributions if necessary.
All distributions will be reinvested in shares of a fund unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the fund for federal income tax purposes.
Taxes
The fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and intends to meet all requirements necessary to avoid paying any federal income or excise taxes.
Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59½ may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.
In order for investors to receive the favorable federal income tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to diversify its assets such that a separate account investing in the fund will comply with these requirements with respect to the amounts invested in a fund. If a fund or separate account does not meet such requirements or if a fund were to fail to qualify as a regulated investment company for any taxable year and could not or did not cure such failure, income allocable to the contracts associated with the separate account may be taxable currently for federal income tax purposes to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure. In addition, if a fund were to fail to qualify and be eligible for treatment as a regulated investment company for any taxable year and could not or did not cure such failure, the fund would be subject to tax on its taxable income at corporate rates.
Under Treasury regulations, insurance companies holding the separate accounts may have to report to the IRS losses above a certain amount resulting from a sale or disposition of a fund’s shares.
Prospectus May 1, 2019	26	Investing in the Fund

The discussion above is generally based on the assumption that shares of a fund will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the IRS finds an impermissible level of “investor control” over the investment options underlying variable contracts), the advantageous federal income tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available. In that situation, the person or persons determined to own the fund shares will be currently taxed for federal income tax purposes on fund distributions, and on the proceeds of any redemption of fund shares.
Participating insurance companies should consult their own tax advisors as to whether distributions from a fund are subject to federal income tax if they are retained as part of policy reserves.
Fund investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments, which will reduce a fund's return on such securities.
The fund’s investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such investments. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.
The preceding is a brief summary of certain of the relevant federal income tax considerations. Because each shareholder’s and contract holder’s tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible federal, foreign, state or local taxes.
Prospectus May 1, 2019	27	Investing in the Fund

Financial Highlights
The financial highlights are designed to help you understand recent financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the fund’s annual report (see “Shareholder reports” on the back cover). This information does not reflect charges and fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These charges and fees will reduce returns.

DWS Alternative Asset Allocation VIP — Class A
	Years Ended December 31,
	2018	2017	2016	2015	2014
Selected Per Share Data
Net asset value, beginning of period	$13.61	$12.97	$12.60	$13.88	$13.75
Income (loss) from investment operations:
Net investment income[a]	.61	.33	.35	.29	.36
Net realized and unrealized gain (loss)	(1.84)	.62	.31	(1.13)	.13
Total from investment operations	(1.23)	.95	.66	(.84)	.49
Less distributions from:
Net investment income	(.28)	(.31)	(.29)	(.41)	(.27)
Net realized gains	—	—	—	(.03)	(.09)
Total distributions	(.28)	(.31)	(.29)	(.44)	(.36)
Net asset value, end of period	$12.10	$13.61	$12.97	$12.60	$13.88
Total Return (%)[b,c]	(9.14)	7.41	5.30	(6.29)	3.50
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	26	27	24	21	20
Ratio of expenses before expense reductions (%)[d,e]	.73	.64	.56	.53	.56
Ratio of expenses after expense reductions (%)[d,e]	.16	.19	.27	.33	.32
Ratio of net investment income (%)	4.78	2.50	2.70	2.19	2.54
Portfolio turnover rate (%)	32	55	51	21	28
a	Based on average shares outstanding during the period.
b	Total return would have been lower had certain expenses not been reduced.
c	Total return would have been lower if the Advisor had not reduced some Underlying DWS Funds’ expenses.
d	The Fund invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
e	Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.
Prospectus May 1, 2019	28	Financial Highlights

Appendix
Hypothetical Expense Summary
Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the fund may be higher or lower than 5% and, for money market funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.
The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund’s prospectus to consider the investment objective, risks, expenses and charges of the fund prior to investing.

DWS Alternative Asset Allocation VIP — Class A
	Maximum Sales Charge: 0.00%	Initial Hypothetical Investment: $10,000		Assumed Rate of Return: 5%
Year	Cumulative Return Before Fees & Expenses	Annual Fund Expense Ratios	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	0.86%	4.14%	$10,414.00	$87.78
2	10.25%	1.42%	7.87%	$10,786.82	$150.53
3	15.76%	1.42%	11.73%	$11,172.99	$155.91
4	21.55%	1.42%	15.73%	$11,572.98	$161.50
5	27.63%	1.42%	19.87%	$11,987.30	$167.28
6	34.01%	1.42%	24.16%	$12,416.44	$173.27
7	40.71%	1.42%	28.61%	$12,860.95	$179.47
8	47.75%	1.42%	33.21%	$13,321.37	$185.89
9	55.13%	1.42%	37.98%	$13,798.28	$192.55
10	62.89%	1.42%	42.92%	$14,292.25	$199.44
Total					$1,653.62
Additional Index Information
MSCI World Index represents large and mid-cap equity performance across 23 developed markets countries. It covers approximately 85% of the free float-adjusted market capitalization in each country.
Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities of one year or more.
Prospectus May 1, 2019	29	Appendix

To Get More Information
Shareholder reports. Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected fund performance during its last fiscal year.
Statement of Additional Information (SAI). This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it’s legally part of this prospectus).
For a free copy of any of these documents or to request other information about the fund, contact DWS at the telephone number or address listed below. SAIs and shareholder reports are also available through the DWS Web site at dws.com. These documents and other information about the fund are available from the EDGAR
Database on the SEC’s Internet site at sec.gov. If you like, you may obtain copies of this information, after paying a duplicating fee, by e-mailing a request to publicinfo@sec.gov.
Contact Information
DWS	222 South Riverside Plaza Chicago, IL 60606-5808 dws.com
(800) 728-3337
Distributor	DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
SEC File Number	Deutsche DWS Variable Series II 811-05002
(05/01/19) 2A-AAA

Prospectus
May 1, 2019
DEUTSCHE DWS VARIABLE SERIES II (formerly DEUTSCHE VARIABLE SERIES II)
Class A

DWS CROCI® U.S. VIP (formerly Deutsche CROCI® U.S. VIP)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission (SEC), you may not be receiving paper copies of the fund’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from your insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a Web site, and your insurance company will notify you by mail each time a report is posted and provide you with a Web site link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your insurance company electronically by following the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. If your insurance company informs you that future reports will be delivered via Web access, you can inform your insurance company that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by your insurance company.
This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.
The SEC does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

DWS CROCI® U.S. VIP
(formerly Deutsche CROCI® U.S. VIP)
Investment Objective
The fund seeks to achieve a high rate of total return.
Fees and Expenses of the Fund
This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.
SHAREHOLDER FEES
(paid directly from your investment)	None
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)
Management fee	0.65
Distribution/service (12b-1) fees	None
Other expenses	0.19
Total annual fund operating expenses	0.84
Fee waiver/expense reimbursement	0.14
Total annual fund operating expenses after fee waiver/expense reimbursement	0.70
The Advisor has contractually agreed through April 30, 2020 to waive its fees and/or reimburse certain operating expenses of the fund to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses and acquired funds fees and expenses) at a ratio no higher than 0.70% for Class A shares. The agreement may only be terminated with the consent of the fund’s Board.
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The
Example also assumes that your investment has a 5% return each year and that the fund's operating expenses (including one year of capped expenses in each period) remain the same. This example does not reflect any fees or sales charges imposed by a variable contract for which the fund is an investment option. If they were included, your costs would be higher.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$72	$254	$452	$1,024
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 100% of the average value of its portfolio.
Principal Investment Strategy
Main investments. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks issued by US companies. Companies are selected for the fund’s portfolio using the Cash Return on Capital Invested (CROCI®) strategy as the primary factor, among other factors. Portfolio management will select stocks from among the largest US companies which are under CROCI® coverage at any given time (while the number of companies under CROCI® coverage will vary, as of December 31, 2018, approximately 374 companies were under CROCI® coverage). Approximately 40 companies are identified from the selection universe for investment, though, at times, the number of stocks held may be higher

Prospectus May 1, 2019	1	DWS CROCI® U.S. VIP

or lower than 40 stocks at the discretion of portfolio management or as a result of corporate actions, mergers or other events.
Companies are selected from the following economic sectors classified in accordance with the Global Industry Classification Standard (GICS): Consumer Discretionary, Consumer Staples, Energy, Financials, Health Care, Information Technology, Industrials, Materials, Communication Services and Utilities.
Management process. Portfolio management selects stocks of companies that it believes offer economic value, utilizing the CROCI® strategy as the primary factor, among other factors. The CROCI® strategy is an investment process based on a proprietary valuation technique that attempts to understand the value of a company by converting financial statement data into a set of economic inputs that are used to calculate a valuation metric called the CROCI® Economic Price Earnings Ratio which is comparable across markets, sectors and stocks. The CROCI® Economic Price Earnings Ratio seeks to measure the “real” economic value rather than the “accounting” value of a company’s invested capital, and the economic returns thereof. Portfolio management believes that, over time, companies with more favorable financial metrics, including CROCI® Economic Price Earnings Ratios, will outperform other companies.
In selecting stocks, portfolio management measures economic value using the CROCI® Economic Price Earnings Ratio and may adjust this by factors such as stock price volatility, as determined by the CROCI® Investment Strategy and Valuation Group. The CROCI® Investment Strategy and Valuation Group may provide other CROCI® valuation metrics which portfolio management may use in addition to the CROCI® Economic Price Earnings Ratio. All CROCI® financial metrics may be adjusted from time to time. Portfolio management may also use factors other than the CROCI® strategy in selecting investments.
The fund’s portfolio is reviewed periodically and adjusted in accordance with the CROCI® strategy’s rules. Portfolio management actively manages portfolio changes in an attempt to reduce market impact and transaction costs and to manage the portfolio with tax efficiency in mind.
The CROCI® strategy is supplied by the CROCI® Investment Strategy and Valuation Group, a unit within DWS Group, through a licensing arrangement with the fund’s Advisor.
CROCI® Investment Process. The CROCI® Investment Process is based on the belief that the data used in traditional valuations (i.e., accounting data) does not accurately appraise assets, reflect all liabilities or represent the real value of a company. This is because the accounting rules are not always designed specifically for investors and often utilize widely differing standards which can make measuring the real asset value of companies difficult. The CROCI® Investment Process seeks to generate data that will enable valuation comparisons on a consistent basis, resulting in what portfolio management believes is an effective and efficient sector and stock selection process targeting investment in real value.
Securities lending. The fund may lend securities (up to one-third of total assets) to approved institutions, such as registered broker-dealers, banks and pooled investment vehicles.
Active Trading. The fund may trade actively and this may lead to high portfolio turnover.
Main Risks
There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. Further, geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes and related geopolitical events have led, and in the future may lead, to increased short-term market volatility, which may disrupt securities markets and have adverse long-term effects on US and world economies and markets. To the extent the fund invests in a particular capitalization or sector, the fund’s performance may be affected by the general performance of that particular capitalization or sector.
CROCI® risk. The fund is managed using the CROCI® Investment Process which is based on portfolio management’s belief that, over time, stocks which display more favorable financial metrics (for example, the CROCI® Economic P/E Ratio) as generated by this process may outperform stocks which display less favorable metrics. This premise may not prove to be correct and prospective investors should evaluate this assumption prior to investing in the fund.
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The calculation of financial metrics used by the fund (such as, among others, the CROCI® Economic P/E Ratio) are determined by the CROCI® Investment Strategy and Valuation Group using publicly available information. This publicly available information is adjusted based on assumptions made by the CROCI® Investment Strategy and Valuation Group that, subsequently, may not prove to have been correct. As financial metrics are calculated using historical information, there can be no guarantee of the future performance of the CROCI® strategy. The measures utilized by portfolio management to attempt to reduce portfolio turnover, market impact and transaction costs could affect performance. In addition, certain regulatory restrictions (e.g., limits on percentage of assets invested in a single industry) could constrain the fund’s ability to invest in some stocks that may have the most attractive financial metrics as determined by the CROCI® Investment Process.
Value investing risk. As a category, value stocks may underperform growth stocks (and the stock market as a whole) over any period of time. In addition, value stocks selected for investment by portfolio management may not perform as anticipated.
Security selection risk. The securities in the fund’s portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment and/or the fund may sell certain investments at a price or time that is not advantageous in order to meet redemption requests or other cash needs. Unusual market conditions, such as an unusually high volume of redemptions or other similar conditions could increase liquidity risk for the fund.
Pricing risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.
Securities lending risk. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.
Operational and technology risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations.
Active trading risk. Active securities trading could raise transaction costs (thus lowering returns).
Past Performance
How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends and distributions were reinvested. For more recent performance figures, go to dws.com (the Web site does not form a part of this prospectus) or call the telephone number included in this prospectus. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.
Prior to May 1, 2017, the fund operated with a different investment strategy. Prior to October 3, 2016, the fund had a different investment management team that operated with a different investment strategy. Performance would have been different if the fund's current strategy described above had been in effect.
CALENDAR YEAR TOTAL RETURNS  (%) (CLASS A)

	Returns	Period ending
Best Quarter	15.86%	June 30, 2009
Worst Quarter	-14.61%	September 30, 2011
Year-to-Date	12.78%	March 31, 2019
Prospectus May 1, 2019	3	DWS CROCI® U.S. VIP

Average Annual Total Returns
(For periods ended 12/31/2018 expressed as a %)
	Class Inception	1 Year	5 Years	10 Years
Class A before tax	5/1/1996	-10.50	1.63	8.02
S&P 500 Index (reflects no deduction for fees, expenses or taxes)		-4.38	8.49	13.12
Management
Investment Advisor
DWS Investment Management Americas, Inc.
Portfolio Manager(s)
Di Kumble, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2016.
John Moody, Vice President. Portfolio Manager of the fund. Began managing the fund in 2016.
Purchase and Sale of Fund Shares
The fund is intended for use in a variable insurance product. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.
Tax Information
The fund normally distributes its net investment income and realized capital gains, if any, to its shareholders, the separate accounts of participating insurance companies. These distributions may not be taxable to the holders of variable annuity contracts and variable life insurance policies. For information concerning the federal income tax consequences for the holders of such contracts or policies, holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.
Payments to Financial Intermediaries
If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund, the Advisor, and/or the Advisor’s affiliates, may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's Web site for more information.
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Fund Details
Additional Information About Fund Strategies and Risks
DWS CROCI® U.S. VIP
Investment Objective
The fund seeks to achieve a high rate of total return.
Principal Investment Strategy
Main investments. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks issued by US companies. Companies are selected for the fund’s portfolio using the Cash Return on Capital Invested (CROCI®) strategy as the primary factor, among other factors. Portfolio management will select stocks from among the largest US companies which are under CROCI® coverage at any given time (while the number of companies under CROCI® coverage will vary, as of December 31, 2018, approximately 374 companies were under CROCI® coverage). Approximately 40 companies are identified from the selection universe for investment, though, at times, the number of stocks held may be higher or lower than 40 stocks at the discretion of portfolio management or as a result of corporate actions, mergers or other events.
Companies are selected from the following economic sectors classified in accordance with the Global Industry Classification Standard (GICS): Consumer Discretionary, Consumer Staples, Energy, Financials, Health Care, Information Technology, Industrials, Materials, Communication Services and Utilities.
Management process. Portfolio management selects stocks of companies that it believes offer economic value, utilizing the CROCI® strategy as the primary factor, among other factors. The CROCI® strategy is an investment process based on a proprietary valuation technique that attempts to understand the value of a company by converting financial statement data into a set of economic inputs that are used to calculate a valuation metric called the CROCI® Economic Price Earnings Ratio which is comparable across markets, sectors and stocks. The CROCI® Economic Price Earnings Ratio seeks to measure the “real” economic value rather than the “accounting”
value of a company’s invested capital, and the economic returns thereof. Portfolio management believes that, over time, companies with more favorable financial metrics, including CROCI® Economic Price Earnings Ratios, will outperform other companies.
In selecting stocks, portfolio management measures economic value using the CROCI® Economic Price Earnings Ratio and may adjust this by factors such as stock price volatility, as determined by the CROCI® Investment Strategy and Valuation Group. The CROCI® Investment Strategy and Valuation Group may provide other CROCI® valuation metrics which portfolio management may use in addition to the CROCI® Economic Price Earnings Ratio. All CROCI® financial metrics may be adjusted from time to time. Portfolio management may also use factors other than the CROCI® strategy in selecting investments.
The fund’s portfolio is reviewed periodically and adjusted in accordance with the CROCI® strategy’s rules. Portfolio management actively manages portfolio changes in an attempt to reduce market impact and transaction costs and to manage the portfolio with tax efficiency in mind.
The CROCI® strategy is supplied by the CROCI® Investment Strategy and Valuation Group, a unit within DWS Group, through a licensing arrangement with the fund’s Advisor.
CROCI® Investment Process. The CROCI® Investment Process is based on the belief that the data used in traditional valuations (i.e., accounting data) does not accurately appraise assets, reflect all liabilities or represent the real value of a company. This is because the accounting rules are not always designed specifically for investors and often utilize widely differing standards which can make measuring the real asset value of companies difficult. The CROCI® Investment Process seeks to generate data that will enable valuation comparisons on a consistent basis, resulting in what portfolio management believes is an effective and efficient sector and stock selection process targeting investment in real value.
Securities lending. The fund may lend securities (up to one-third of total assets) to approved institutions, such as registered broker-dealers, banks and pooled investment vehicles.

Prospectus May 1, 2019	5	Fund Details

Active Trading. The fund may trade actively and this may lead to high portfolio turnover.
Other Investment Strategies
Derivatives. The fund may use various types of derivatives (a contract whose value is based on, for example, indices, currencies or securities) (i) for hedging purposes; (ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.
Main Risks
There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. Further, geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes and related geopolitical events have led, and in the future may lead, to increased short-term market volatility, which may disrupt securities markets and have adverse long-term effects on US and world economies and markets. To the extent the fund invests in a particular capitalization or sector, the fund’s performance may be affected by the general performance of that particular capitalization or sector.
CROCI® risk. The fund is managed using the CROCI® Investment Process which is based on portfolio management’s belief that, over time, stocks which display more favorable financial metrics (for example, the CROCI® Economic P/E Ratio) as generated by this process may outperform stocks which display less favorable metrics. This premise may not prove to be correct and prospective investors should evaluate this assumption prior to investing in the fund.
The calculation of financial metrics used by the fund (such as, among others, the CROCI® Economic P/E Ratio) are determined by the CROCI® Investment Strategy and Valuation Group using publicly available information. This publicly available information is adjusted based on assumptions made by the CROCI® Investment Strategy and Valuation Group that, subsequently, may not prove to have been correct. As financial metrics are calculated using historical information, there can be no guarantee of the future performance of the CROCI® strategy. The measures utilized by portfolio management to attempt to reduce portfolio turnover, market impact and transaction costs could affect performance. In addition, certain regulatory restrictions (e.g., limits on percentage of assets invested in a single industry) could constrain the fund’s ability to invest in some stocks that may have the most attractive financial metrics as determined by the CROCI® Investment Process.
Value investing risk. As a category, value stocks may underperform growth stocks (and the stock market as a whole) over any period of time. In addition, value stocks selected for investment by portfolio management may not perform as anticipated.
Security selection risk. The securities in the fund’s portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment and/or the fund may sell certain investments at a price or time that is not advantageous in order to meet redemption requests or other cash needs. Unusual market conditions, such as an unusually high volume of redemptions or other similar conditions could increase liquidity risk for the fund.
This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally
Prospectus May 1, 2019	6	Fund Details

liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced). This may affect only certain securities or an overall securities market.
Pricing risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.
Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may prevent the fund from being able to realize full value and thus sell a security for its full valuation. This could cause a material decline in the fund’s net asset value.
Securities lending risk. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.
Derivatives risk. Risks associated with derivatives may include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.
There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.
Operational and technology risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations.
Cyber-attacks may include unauthorized attempts by third parties to improperly access, modify, disrupt the operations of, or prevent access to the systems of the fund’s service providers or counterparties, issuers of securities held by the fund or other market participants or data within them. In addition, power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
Cyber-attacks, disruptions, or failures may adversely affect the fund and its shareholders or cause reputational damage and subject the fund to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. For example, the fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value, and impede trading). In addition, cyber-attacks, disruptions, or failures involving a fund counterparty could affect such counterparty’s ability to meet its obligations to the fund, which may result in losses to the fund and its shareholders. Similar types of operational and technology risks are also present for issuers of securities held by the fund, which could have material adverse consequences for such issuers, and may cause the fund’s investments to lose value. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments.
While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions, or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund, or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will address the possibility of and fallout from cyber-attacks, disruptions, or failures. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, fund counterparties, issuers of securities held by the fund, or other market participants.
Active trading risk. Active securities trading could raise transaction costs (thus lowering returns).
Other Policies and Risks
While the previous pages describe the main points of the fund’s strategy and risks, there are a few other matters to know about:
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■	Although major changes tend to be infrequent, the fund’s Board could change the fund's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days notice prior to making any changes to the fund's 80% investment policy as described herein.
■	When, in the Advisor's opinion, it is advisable to adopt a temporary defensive position because of unusual and adverse or other market conditions, up to 100% of the fund's assets may be held in cash or invested in money market securities or other short-term investments. Short-term investments consist of (1) foreign and domestic obligations of sovereign governments and their agencies and instrumentalities, authorities and political subdivisions; (2) other short-term rated debt securities or, if unrated, determined to be of comparable quality in the opinion of the Advisor; (3) commercial paper; (4) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (5) repurchase agreements. Short-term investments may also include shares of money market mutual funds. To the extent the fund invests in such instruments, the fund will not be pursuing its investment objective. However, portfolio management may choose to not use these strategies for various reasons, even in volatile market conditions.
■	Portfolio management measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, its own judgment. All securities must meet the credit quality standards applied by portfolio management at the time they are purchased. If a security’s credit quality changes, portfolio management will decide what to do with the security, based on its assessment of what would most benefit the fund.
■	From time to time, the fund may have a concentration of shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the fund.
■	Your fund assets may be at risk of being transferred to the appropriate state if you fail to maintain a valid address and/or if certain activity does not occur in your account within the time specified by state abandoned property law. Contact your financial representative or the transfer agent for additional information.
For More Information
This prospectus doesn’t tell you about every policy or risk of investing in the fund. If you want more information on the fund’s allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).
Keep in mind that there is no assurance that the fund will achieve its investment objective.
A complete list of the fund’s portfolio holdings as of the month-end is posted on dws.com on or after the last day of the following month. More frequent posting of portfolio holdings information may be made from time to time on dws.com. The posted portfolio holdings information is available by fund and generally remains accessible at least until the date on which the fund files its Form N-CSR or N-Q (or, once the fund begins filing on Form N-PORT in April 2019, a Form N-CSR or publicly available Form N-PORT) with the SEC for the period that includes the date as of which the posted information is current. In addition, the fund’s top ten equity holdings and other fund information is posted on dws.com as of the calendar quarter-end on or after the 10th calendar day following quarter-end. The fund’s Statement of Additional Information includes a description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio holdings.
Who Manages and Oversees the Fund
The Investment Advisor
DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for the fund. Under the oversight of the Board, the Advisor , or the subadvisor, makes investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. Deutsche Bank AG reorganized its asset management division, Deutsche Asset Management, into a separate financial services firm, DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is now a separate, publicly-listed financial services firm that is an indirect, majority-owned subsidiary of Deutsche Bank AG. The Advisor is an indirect, wholly-owned subsidiary of DWS Group. The Advisor and its predecessors have more than 90 years of experience managing mutual funds and provide a full range of global investment advisory services to institutional and retail clients.
DWS represents the asset management activities conducted by DWS Group or any of its subsidiaries, including DIMA, other affiliated investment advisors and DWS Distributors, Inc. (“DDI” or the “Distributor”). DWS is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.
The Advisor may utilize the resources of its global investment platform to provide investment management services through branch offices or affiliates located outside the US. In some cases, the Advisor may also utilize its branch offices or affiliates located in the US or outside the US to perform certain services, such as trade execution, trade matching and settlement, or various administrative, back-office or other services. To the extent services are
Prospectus May 1, 2019	8	Fund Details

performed outside the US, such activity may be subject to both US and foreign regulation. It is possible that the jurisdiction in which the Advisor or its affiliate performs such services may impose restrictions or limitations on portfolio transactions that are different from, and in addition to, those that apply in the US.
Management Fee. The Advisor receives a management fee from the fund. Below is the management rate paid by the fund for the most recent fiscal year, as a percentage of the fund’s average daily net assets:
Fund Name	Fee Paid
DWS CROCI® U.S. VIP	0.53%**
**	Reflects the effects of expense limitations and/or fee waivers then in effect.
The following waiver is currently in effect:
The Advisor has contractually agreed through April 30, 2020 to waive its fees and/or reimburse certain operating expenses of the fund to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expenses and acquired funds fees and expenses) at a ratio no higher than 0.70% for Class A shares. The agreement may only be terminated with the consent of the fund’s Board.
A discussion regarding the basis for the Board renewal of the fund’s investment management agreement and subadvisory agreement is contained in the most recent shareholder report for the annual period ended December 31 and the semi-annual period ended June 30 (see “Shareholder reports” on the back cover).
Under a separate administrative services agreement between the fund and the Advisor, the fund pays the Advisor a fee of 0.10% of the fund’s average daily net assets for providing most of the fund's administrative services. The administrative services fee discussed above is included in the fees and expenses table under “Other expenses.”
Multi-Manager Structure. The Advisor, subject to the approval of the Board, has ultimate responsibility to oversee any subadvisor to the fund and to recommend the hiring, termination and replacement of subadvisors. The fund and the Advisor have received an order from the SEC that permits the Advisor to appoint or replace certain subadvisors, to manage all or a portion of the fund’s assets and enter into, amend or terminate a subadvisory agreement with certain subadvisors, in each case subject to the approval of the fund’s Board but without obtaining shareholder approval (“multi-manager structure”). The multi-manager structure applies to subadvisors that are not affiliated with the fund or the Advisor (“nonaffiliated subadvisors”), as well as subadvisors that are indirect or direct, wholly-owned subsidiaries of the Advisor or that are indirect or direct, wholly-owned subsidiaries of the same company that, indirectly or directly, wholly owns the
Advisor (“wholly-owned subadvisors”). Pursuant to the SEC order, the Advisor, with the approval of the fund’s Board, has the discretion to terminate any subadvisor and allocate and reallocate the fund’s assets among any other nonaffiliated subadvisors or wholly-owned subadvisors (including terminating a nonaffiliated subadvisor and replacing it with a wholly-owned subadvisor). The fund and the Advisor are subject to the conditions imposed by the SEC order, including the condition that within 90 days of hiring a new subadvisor pursuant to the multi-manager structure, the fund will provide shareholders with an information statement containing information about the new subadvisor. The shareholders of the fund have approved the multi-manager structure described herein.
Management
DWS CROCI® U.S. VIP
The following Portfolio Managers are jointly and primarily responsible for the day-to-day management of the fund.
Di Kumble, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2016.
■	Joined DWS in 2003 with seven years of industry experience. Prior to joining, she served as a Portfolio Manager at Graham Capital Management. Previously, she worked as a Quantitative Strategist at ITG Inc. and Morgan Stanley.
■	Senior Portfolio Manager, Head of Tax Managed Equities: New York.
■	BS, Beijing University; PhD in Chemistry, Princeton University.
John Moody, Vice President. Portfolio Manager of the fund. Began managing the fund in 2016.
■	Joined DWS in 1998. Prior to his current role, served as a Business Manager for Active Equity. Previously, he was a Portfolio Analyst for EAFE, Global and Technology Funds and an Investment Accountant for International Funds. He began his career as a Client Service Associate for the International Institutional Equity Group.
■	Portfolio Analyst: New York.
■	BS in Business Management, Fairfield University.
The fund’s Statement of Additional Information provides additional information about a portfolio manager’s investments in the fund, a description of the portfolio management compensation structure and information regarding other accounts managed.
Prospectus May 1, 2019	9	Fund Details

Investing in the Fund
Your Investment in the Fund
The information in this section may affect anyone who selects the fund as an investment option in a variable annuity contract or variable life insurance policy that offers the fund. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The fund assumes no responsibility for such prospectuses.
For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at fundsus.dws.com/EN/resources/calculators.jsp (the Web site does not form a part of this prospectus).
Policies about transactions
The information in this prospectus applies to Class A shares of the fund. The fund offers two classes of shares. Class A shares are offered at net asset value and are not subject to 12b-1 fees.
Technically, the shareholders of Deutsche DWS Variable Series II are the participating insurance companies (the “insurance companies”) that offer the fund as choices for holders of certain variable annuity contracts or variable life insurance policies (the “contract(s)”) issued or sponsored by the insurance companies. The insurance companies may pass through voting rights to the contract owners. The fund does not sell shares directly to the public. The fund sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the fund by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract. Depending on context in the prospectus, the terms “you” and “yours” refer to either a contract owner or to the insurance company that issues the contract. References to “buying,” “purchasing” or “holding” fund shares refer only to the insurance company, not the contract owner.
Please bear in mind that there are important differences between DWS retail funds available to any investor (a “Retail Fund”) and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the fund, are not sold to insurance company separate accounts to fund investments in variable insurance contracts. In addition, the investment objective, policies and strategies of the fund, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than the fund and have different expense ratios than the fund. As a result, the performance of the fund and a Retail Fund will differ.
Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the fund, orderly portfolio management could be disrupted to the potential detriment of shareholders of the fund.
The fund currently does not foresee any disadvantages to the holders of variable annuity contracts or variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in any such event.
The fund has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. This means that when an insurance company opens an account, the fund will ask for its name, address and other information that will allow the fund to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.
For certain insurance companies, the fund might request additional information (for instance, the fund would ask for documents such as the insurance company’s articles of incorporation) to help the fund verify the insurance company’s identity.
The fund will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in “good order.” Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

Prospectus May 1, 2019	10	Investing in the Fund

The fund may reject a new account application if the insurance company doesn’t provide any required or requested identifying information, or for other reasons.
Buying and Selling Shares
The fund is open for business each day the New York Stock Exchange is open. The fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).
The fund continuously sells shares to each insurance company separate account, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed by the insurance company. The insurance company offers contract owners units in its separate accounts which correspond to shares in a fund. Each insurance company submits purchase and redemption orders to a fund based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed by the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.
Important information about buying and selling shares
■	After receiving a contract owner’s order, the insurance company buys or sells shares at the net asset value next calculated on any day the fund is open for business.
■	Unless otherwise instructed, the fund normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.
■	Redemptions will generally be in the form of cash, though the fund reserves the right to redeem in kind as described below. The fund typically expects to satisfy redemption requests by using available cash or by selling portfolio securities if available cash is not sufficient to meet redemptions. The fund may utilize an existing line of credit for temporary coverage in the event of a cash shortfall. The fund may also utilize interfund lending, though such use is expected to be rare. The fund may use any of these methods of satisfying redemption requests under normal or stressed market conditions. During periods of distressed market conditions, when a significant portion of the fund’s portfolio may be comprised of less-liquid investments, the fund may be more likely to pay redemption proceeds by giving you securities.
■	The fund does not issue share certificates.
■	The fund reserves the right to reject purchases of shares for any reason.
■	The fund reserves the right to withdraw or suspend the offering of shares at any time.
■	The fund reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a fund from disposing of its portfolio securities or pricing its shares.
■	The fund may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the fund, they are deemed to be in the fund’s best interests or when the fund is requested or compelled to do so by governmental authority or by applicable law.
■	The fund may close and liquidate an account if the fund is unable to verify provided information, or for other reasons; if the fund decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the fund shares and may incur tax liability.
■	The fund may pay for shares sold by “redeeming in kind,” that is, by distributing to you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the fund generally won’t make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund’s net assets, whichever is less.
■	A purchase order from an insurance company separate account may not be accepted if the sale of fund shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the fund.
Market Timing Policies and Procedures. Short-term and excessive trading of fund shares may present risks to the fund’s long-term shareholders (as used herein, the term “shareholders” may refer to the contract owners), including potential dilution in the value of fund shares, interference with the efficient management of a fund (including losses on the sale of investments), realized gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if the fund invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have “readily available market quotations.” Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in fund valuation that arise
Prospectus May 1, 2019	11	Investing in the Fund

from the nature of the securities held by the fund (e.g., “time zone arbitrage”). The fund discourages short-term and excessive trading and has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.
The fund reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, the fund may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to the fund. The fund, through its Advisor and transfer agent, will monitor changes in investment direction (CID) by a shareholder within a fund. A CID is a transaction opposite to the prior transaction, which can be a purchase, redemption or exchange. The fund may take other trading activity into account if the fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.
Shareholders are limited to four roundtrip transactions in the same DWS fund (excluding money market funds) over a rolling 12-month period. A “roundtrip” transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same fund's shares. Shareholders with four or more roundtrip transactions in the same DWS fund within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that DWS fund for 12 months. The fund reserves the right to extend or maintain a block beyond 12-months if it deems that the shareholder's activity was harmful to the fund, or that the pattern of activity suggests a pattern of abuse. The rights of a shareholder to redeem shares of a DWS fund are not affected by the four roundtrip transaction limitation.
The fund may make exceptions to the roundtrip transaction policy for certain types of transactions if in the opinion of the Advisor, the transactions do not represent short-term or excessive trading or are not abusive or harmful to the fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the fund or administrator and transactions by certain qualified fund-of-funds.
In certain circumstances, the fund may rely upon the policy of the insurance company or other financial intermediary to deter short-term or excessive trading if the Advisor believes that the policy of such insurance company or other financial intermediary is reasonably designed to detect and deter transactions that are not in the best interests of the fund. An insurance company’s or other financial intermediary’s policy relating to short-term or excessive trading may be more or less restrictive than the DWS funds' policy, may permit certain transactions not permitted by DWS funds' policies, or prohibit transactions not subject to DWS funds' policies.
The Advisor may also accept undertakings from an insurance company or other financial intermediary to enforce short-term or excessive trading policies on behalf of the fund that provide a substantially similar level of protection for the fund against such transactions. For example, certain insurance companies may have contractual or legal restrictions, or operational constraints, that prevent them from blocking an account. In such instances, the Advisor may permit the insurance company to use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.
In addition, to the extent that the fund invests some portion of its assets in foreign securities, that fund has adopted certain fair valuation practices intended to protect the fund from “time zone arbitrage” with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the fund. (See “How the Fund Calculates Share Price.”)
There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying contract holders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. The Advisor reviews trading activity at the separate account level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the separate account level, the Advisor will contact the insurance company or other financial intermediary to request underlying contract holder activity. Depending on the amount of fund shares held in such separate account (which may represent most of the fund’s shares), short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. If short-term or excessive trading is identified, the Advisor will take appropriate action.
The fund’s market timing policies and procedures may be modified or terminated at any time.
How to receive account information
If you are a contract owner, you should contact your insurance company or the organization that provides recordkeeping services for information about your account.
Please see the contract prospectus that accompanies this prospectus for the customer service telephone number.
How to select shares
Shares in the fund are available in connection with certain variable annuity and life insurance arrangements. Each insurance company has different provisions about how and
Prospectus May 1, 2019	12	Investing in the Fund

when their contract owners may select fund shares. Each insurance company is responsible for communicating its contract owners’ instructions to the fund. Contract owners should contact their insurance company to effect transactions in connection with the fund.
Financial intermediary support payments
The Advisor, the Distributor and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries (“financial representatives”) in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares (“revenue sharing”). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the fund, any recordkeeping/sub-transfer agency/networking fees payable by the fund (generally through the Distributor or an affiliate) and/or the Distributor or Advisor to certain financial representatives for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial representatives. For example, the Advisor, the Distributor and/or their affiliates may, using their legitimate profits, compensate financial representatives for providing the fund with “shelf space” or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund “supermarket” platforms and other formal sales programs; granting the Distributor access to the financial representative’s sales force; granting the Distributor access to the financial representative’s conferences and meetings; assistance in training and educating the financial representative’s personnel; and obtaining other forms of marketing support. In addition, revenue sharing payments may consist of the Distributor’s and/or its affiliates’ payment or reimbursement of ticket charges that would otherwise be assessed by a financial representative on an investor’s fund transactions.
The level of revenue sharing payments made to financial representatives may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial representative, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial representatives or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial representatives based on, for example, the nature of the services provided by the financial representative.
The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares or the retention and/or servicing of investors to financial representatives in amounts that generally range from 0.01% up to 0.52% of assets of the fund serviced and maintained by the financial representative, 0.05% to 0.25% of sales of the fund attributable to the financial representative, a flat fee of up to $143,750, or any combination thereof. These amounts are annual figures typically paid on a quarterly basis and are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial representative’s recommendation of the fund or of any particular share class of the fund. You should review your financial representative’s compensation disclosure and/or talk to your financial representative to obtain more information on how this compensation may have influenced your financial representative’s recommendation of the fund. Additional information regarding these revenue sharing payments is included in the fund’s Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).
The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial representatives under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial representatives to retirement plans that obtain recordkeeping services from ADP, Inc. or to 403(b) plans that obtain recordkeeping services from Ascensus, Inc. on the DWS-branded retirement plan platform (the “Platform”). The level of revenue sharing payments is based upon sales of both the DWS funds and the non-DWS funds by the financial representative on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial representative on the Platform.
It is likely that broker-dealers that execute portfolio transactions for the fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates
Prospectus May 1, 2019	13	Investing in the Fund

will not use fund brokerage to pay for their obligation to provide additional compensation to financial representatives as described above.
How the Fund Calculates Share Price
To calculate net asset value per share, or NAV, the fund uses the following equation:
(	Total Assets	−	Total Liabilities	)	÷	Total Number of Shares Outstanding	=	NAV
The price at which you buy and sell shares for the fund is the NAV. To obtain the fund's most recent share price, go to dws.com (we have included our Web site address as an inactive textual reference and do not intend it to be an active link to our Web site; the Web site does not form a part of this prospectus) or call the telephone number included in this prospectus.
We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security’s value or a meaningful portion of the value of the fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the fund’s value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.
It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be the fund’s use of fair value pricing. This is intended to reduce the fund’s exposure to “time zone arbitrage” and other harmful trading practices. (See “Market timing policies and procedures.”)
To the extent that the fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren’t able to buy or sell fund shares through the contract. This is because some foreign markets are open on days and at times when the fund doesn’t price the shares.
Distributions
The fund intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The fund may make additional distributions if necessary.
All distributions will be reinvested in shares of a fund unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the fund for federal income tax purposes.
Taxes
The fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and intends to meet all requirements necessary to avoid paying any federal income or excise taxes.
Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59½ may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.
In order for investors to receive the favorable federal income tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to diversify its assets such that a separate account investing in the fund will comply with these requirements with respect to the amounts invested in a fund. If a fund or separate account does not meet such requirements or if a fund were to fail to qualify as a regulated investment company for any taxable year and could not or did not cure such failure, income allocable to the contracts associated with the separate account may be taxable currently for federal income tax purposes to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure. In addition, if a fund were to fail to qualify and be eligible for treatment as a regulated investment company for any taxable year and could not or did not cure such failure, the fund would be subject to tax on its taxable income at corporate rates.
Under Treasury regulations, insurance companies holding the separate accounts may have to report to the IRS losses above a certain amount resulting from a sale or disposition of a fund’s shares.
The discussion above is generally based on the assumption that shares of a fund will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the IRS finds an impermissible level of “investor control” over the investment options underlying variable contracts), the advantageous federal
Prospectus May 1, 2019	14	Investing in the Fund

income tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available. In that situation, the person or persons determined to own the fund shares will be currently taxed for federal income tax purposes on fund distributions, and on the proceeds of any redemption of fund shares.
Participating insurance companies should consult their own tax advisors as to whether distributions from a fund are subject to federal income tax if they are retained as part of policy reserves.
Fund investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments, which will reduce a fund's return on such securities.
The fund’s investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such investments. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.
The preceding is a brief summary of certain of the relevant federal income tax considerations. Because each shareholder’s and contract holder’s tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible federal, foreign, state or local taxes.
Prospectus May 1, 2019	15	Investing in the Fund

Financial Highlights
The financial highlights are designed to help you understand recent financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the fund’s annual report (see “Shareholder reports” on the back cover). This information does not reflect charges and fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These charges and fees will reduce returns.

Prior to May 1, 2017, the fund operated with a different investment strategy. Prior to October 3, 2016, the fund had a different investment management team that operated with a different investment strategy. Performance would have been different if the fund's current strategy described above had been in effect.
DWS CROCI® U.S. VIP — Class A
	Years Ended December 31,
	2018	2017	2016	2015	2014
Selected Per Share Data
Net asset value, beginning of period	$16.64	$13.75	$15.29	$17.38	$15.97
Income (loss) from investment operations:
Net investment income (loss)[a]	.29	.24	.23	.11	.24
Net realized and unrealized gain (loss)	(1.89)	2.88	(.93)	(1.20)	1.45
Total from investment operations	(1.60)	3.12	(.70)	(1.09)	1.69
Less distributions from:
Net investment income	(.41)	(.23)	(.14)	(.25)	(.28)
Net realized gains on investment transactions	(1.17)	—	(.70)	(.75)	—
Total distributions	(1.58)	(.23)	(.84)	(1.00)	(.28)
Net asset value, end of period	$13.46	$16.64	$13.75	$15.29	$17.38
Total Return (%)[b]	(10.50)	22.88[c]	(4.39)	(6.87)	10.72
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	125	153	227	293	430
Ratio of expenses before expense reductions (%)[d]	.84	.82	.81	.78	.78
Ratio of expenses after expense reductions (%)[d]	.72	.72	.74	.73	.73
Ratio of net investment income (loss) (%)	1.89	1.59	1.66	.65	1.43
Portfolio turnover rate (%)	100	97	293	121	133
a	Based on average shares outstanding during the period.
b	Total return would have been lower had certain expenses not been reduced.
c	The Fund’s total return includes a reimbursement by the Adviser for commission costs incurred in connection with purchases and sales of portfolio assets due to the change in investment strategy, which otherwise would have reduced total return by 0.03%.
d	Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.
Prospectus May 1, 2019	16	Financial Highlights

Appendix
Hypothetical Expense Summary
Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the fund may be higher or lower than 5% and, for money market funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.
The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund’s prospectus to consider the investment objective, risks, expenses and charges of the fund prior to investing.

DWS CROCI® U.S. VIP — Class A
	Maximum Sales Charge: 0.00%	Initial Hypothetical Investment: $10,000		Assumed Rate of Return: 5%
Year	Cumulative Return Before Fees & Expenses	Annual Fund Expense Ratios	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	0.70%	4.30%	$10,430.00	$71.51
2	10.25%	0.84%	8.64%	$10,863.89	$89.43
3	15.76%	0.84%	13.16%	$11,315.83	$93.15
4	21.55%	0.84%	17.87%	$11,786.56	$97.03
5	27.63%	0.84%	22.77%	$12,276.89	$101.07
6	34.01%	0.84%	27.88%	$12,787.60	$105.27
7	40.71%	0.84%	33.20%	$13,319.57	$109.65
8	47.75%	0.84%	38.74%	$13,873.66	$114.21
9	55.13%	0.84%	44.51%	$14,450.81	$118.96
10	62.89%	0.84%	50.52%	$15,051.96	$123.91
Total					$1,024.19
Additional Index Information
Standard & Poor’s 500® Index (S&P 500®) is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Prospectus May 1, 2019	17	Appendix

To Get More Information
Shareholder reports. Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected fund performance during its last fiscal year.
Statement of Additional Information (SAI). This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it’s legally part of this prospectus).
For a free copy of any of these documents or to request other information about the fund, contact DWS at the telephone number or address listed below. SAIs and shareholder reports are also available through the DWS Web site at dws.com. These documents and other information about the fund are available from the EDGAR
Database on the SEC’s Internet site at sec.gov. If you like, you may obtain copies of this information, after paying a duplicating fee, by e-mailing a request to publicinfo@sec.gov.
Contact Information
DWS	222 South Riverside Plaza Chicago, IL 60606-5808 dws.com
(800) 728-3337
Distributor	DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
SEC File Number	Deutsche DWS Variable Series II 811-05002
(05/01/19) 2A-CU

Prospectus
May 1, 2019
DEUTSCHE DWS VARIABLE SERIES II (formerly DEUTSCHE VARIABLE SERIES II)
Class A

DWS Global Equity VIP (formerly Deutsche Global Equity VIP)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission (SEC), you may not be receiving paper copies of the fund’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from your insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a Web site, and your insurance company will notify you by mail each time a report is posted and provide you with a Web site link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your insurance company electronically by following the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. If your insurance company informs you that future reports will be delivered via Web access, you can inform your insurance company that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by your insurance company.
This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.
The SEC does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

DWS Global Equity VIP
(formerly Deutsche Global Equity VIP)
Investment Objective
The fund seeks capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.
SHAREHOLDER FEES
(paid directly from your investment)	None
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)
Management fee	0.65
Distribution/service (12b-1) fees	None
Other expenses	0.57
Total annual fund operating expenses	1.22
Fee waiver/expense reimbursement	0.33
Total annual fund operating expenses after fee waiver/expense reimbursement	0.89
The Advisor has contractually agreed through April 30, 2020 to waive its fees and/or reimburse certain operating expenses of the fund to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses and acquired funds fees and expenses) at a ratio no higher than 0.89% for Class A shares. The agreement may only be terminated with the consent of the fund’s Board.
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The
Example also assumes that your investment has a 5% return each year and that the fund's operating expenses (including one year of capped expenses in each period) remain the same. This example does not reflect any fees or sales charges imposed by a variable contract for which the fund is an investment option. If they were included, your costs would be higher.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$91	$355	$639	$1,448
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 43% of the average value of its portfolio.
Principal Investment Strategy
Main investments. Under normal circumstances, the fund invests at least 80% of its assets, determined at the time of purchase, in equity securities and other securities with equity characteristics. For purposes of the fund's 80% investment policy, the term “assets” means the fund's net assets, plus the amount of any borrowings for investment purposes. In addition to common stock, other securities with equity characteristics include preferred stock, convertible securities, warrants and exchange-traded funds (ETFs). Although the fund can invest in companies of any size and from any country, it invests mainly in common stocks of established companies in countries with developed economies.

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Under normal conditions, the fund will have investment exposure to at least three countries and combined direct and indirect exposure to foreign securities, foreign currencies and other foreign investments (measured on a gross basis) equal to at least 40% of the fund’s net assets. For purposes of the foregoing policy, an investment is considered to be an investment in a foreign security or foreign investment if the issuer is organized or located outside the US or is doing a substantial amount of business outside of the US. An issuer that derives at least 50% of its revenue from business outside the US or has at least 50% of its assets outside the US will be considered to be doing a substantial amount of business outside the US.
The fund may also invest a portion of its assets (typically not more than 35% of its net assets) in securities of companies located in emerging markets, such as those of many countries in Latin America, the Middle East, Eastern Europe, Asia and Africa. The fund may also invest up to 20% of its net assets in cash equivalents and US investment-grade fixed-income securities of any maturity or duration.
Management process. Portfolio management aims to add value through stock selection. In choosing securities, portfolio management employs a bottom-up selection process to identify companies it believes are well-positioned for growth. Portfolio management utilizes a proprietary investment process designed to identify attractive investments utilizing proprietary research, including regional and sector research, conducted by in-house analysts. The investment process also takes into consideration various valuation metrics to assess the attractiveness of stocks and assists portfolio management in devising allocations among investable securities.
Securities lending. The fund may lend securities (up to one-third of total assets) to approved institutions, such as registered broker-dealers, banks and pooled investment vehicles.
Main Risks
There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. Further, geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes and related geopolitical events have led, and in the future may lead, to increased short-term market volatility, which may disrupt securities markets and have adverse long-term effects on US and world economies and markets. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Growth investing risk. As a category, growth stocks may underperform value stocks (and the stock market as a whole) over any period of time. Because the prices of growth stocks are based largely on the expectation of future earnings, growth stock prices can decline rapidly and significantly in reaction to negative news about such factors as earnings, the economy, political developments, or other news.
Small company risk. Small company stocks tend to be more volatile than medium-sized or large company stocks. Because stock analysts are less likely to follow small companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on small companies, since they may lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments, as well as US and foreign government actions such as the imposition of tariffs, economic and trade sanctions or embargoes, could undermine the value of the fund’s investments, prevent the fund from realizing the full value of its investments or prevent the fund from selling securities it holds. In June 2016, citizens of the United Kingdom approved a referendum to leave the European Union (EU) and in March 2017, the United Kingdom initiated the formal process of withdrawing from the EU. Significant uncertainty exists regarding the United Kingdom’s anticipated withdrawal from the EU and any adverse economic and political effects such withdrawal may have on the United Kingdom, other EU countries and the global economy.
Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes
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in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.
Emerging markets risk. Foreign investment risks are greater in emerging markets than in developed markets. Investments in emerging markets are often considered speculative.
Currency risk. Changes in currency exchange rates may affect the value of the fund’s investments and the fund’s share price. The value of currencies are influenced by a variety of factors, that include: interest rates, national debt levels and trade deficits, changes in balances of payments and trade, domestic and foreign interest and inflation rates, global or regional political, economic or financial events, monetary policies of governments, actual or potential government intervention, global energy prices, political instability and government monetary policies and the buying or selling of currency by a country’s government. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the US dollar or, in the case of hedged positions, that the US dollar will decline relative to the currency being hedged. Currency exchange rates can be volatile and can change quickly and unpredictably, thereby impacting the value of the fund’s investments.
Regional focus risk. Focusing investments in a single country or few countries, or regions, involves increased currency, political, regulatory and other risks. Market swings in such a targeted country, countries or regions are likely to have a greater effect on fund performance than they would in a more geographically diversified fund.
Pricing risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.
ETF risk. Because ETFs trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. An ETF is subject to the risks of the assets in which it invests as well as those of the investment strategy it follows. The fund incurs brokerage costs when it buys and sells shares of an ETF and also bears its proportionate share of the ETF’s fees and expenses, which are passed through to ETF shareholders.
Security selection risk. The securities in the fund’s portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.
Securities lending risk. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund and will adversely affect performance.
Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment and/or the fund may sell certain investments at a price or time that is not advantageous in order to meet redemption requests or other cash needs. Unusual market conditions, such as an unusually high volume of redemptions or other similar conditions could increase liquidity risk for the fund.
Credit risk. The fund's performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation.
Interest rate risk. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund’s debt securities, the more sensitive the fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) Recent and potential future changes in monetary policy made by central banks or governments are likely to affect the level of interest rates. Rising interest rates may prompt redemptions from the fund, which may force the fund to sell investments at a time when it is not advantageous to do so, which could result in losses. The fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.
Operational and technology risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations.
Past Performance
How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends and distributions were reinvested. For more recent performance figures, go to dws.com (the Web site does not form a part of this prospectus) or call the telephone number included in this prospectus. This information does not reflect fees associated with the separate account
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that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.
Prior to July 12, 2013, the fund was named DWS Diversified International Equity VIP and had a subadvisor and a different investment management team that operated with a different investment strategy. Prior to May 1, 2009, the fund was named DWS International Select Equity VIP and operated with a different investment strategy. Performance would have been different if the fund’s current investment strategy had been in effect.
CALENDAR YEAR TOTAL RETURNS  (%) (CLASS A)

	Returns	Period ending
Best Quarter	20.59%	June 30, 2009
Worst Quarter	-19.45%	September 30, 2011
Year-to-Date	18.12%	March 31, 2019
Average Annual Total Returns
(For periods ended 12/31/2018 expressed as a %)
	Class Inception	1 Year	5 Years	10 Years
Class A before tax	1/6/1992	-11.12	3.06	7.46
MSCI AC World Index (reflects no deduction for fees, expenses or taxes)		-9.41	4.26	9.46
Management
Investment Advisor
DWS Investment Management Americas, Inc.
Portfolio Manager(s)
Sebastian P. Werner, PhD, Director. Portfolio Manager of the fund. Began managing the fund in 2013.
Mark Schumann, CFA, Director. Portfolio Manager of the fund. Began managing the fund in 2016.
Purchase and Sale of Fund Shares
The fund is intended for use in a variable insurance product. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.
Tax Information
The fund normally distributes its net investment income and realized capital gains, if any, to its shareholders, the separate accounts of participating insurance companies. These distributions may not be taxable to the holders of variable annuity contracts and variable life insurance policies. For information concerning the federal income tax consequences for the holders of such contracts or policies, holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.
Payments to Financial Intermediaries
If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund, the Advisor, and/or the Advisor’s affiliates, may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's Web site for more information.
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Fund Details
Additional Information About Fund Strategies and Risks
DWS Global Equity VIP
Investment Objective
The fund seeks capital appreciation.
Principal Investment Strategy
Main investments. Under normal circumstances, the fund invests at least 80% of its assets, determined at the time of purchase, in equity securities and other securities with equity characteristics. For purposes of the fund's 80% investment policy, the term “assets” means the fund's net assets, plus the amount of any borrowings for investment purposes. In addition to common stock, other securities with equity characteristics include preferred stock, convertible securities, warrants and exchange-traded funds (ETFs). Although the fund can invest in companies of any size and from any country, it invests mainly in common stocks of established companies in countries with developed economies.
Under normal conditions, the fund will have investment exposure to at least three countries and combined direct and indirect exposure to foreign securities, foreign currencies and other foreign investments (measured on a gross basis) equal to at least 40% of the fund’s net assets. For purposes of the foregoing policy, an investment is considered to be an investment in a foreign security or foreign investment if the issuer is organized or located outside the US or is doing a substantial amount of business outside of the US. An issuer that derives at least 50% of its revenue from business outside the US or has at least 50% of its assets outside the US will be considered to be doing a substantial amount of business outside the US.
The fund may also invest a portion of its assets (typically not more than 35% of its net assets) in securities of companies located in emerging markets, such as those of many countries in Latin America, the Middle East, Eastern Europe, Asia and Africa. The fund may also invest up to 20% of its net assets in cash equivalents and US investment-grade fixed-income securities of any maturity or duration.
Management process. Portfolio management aims to add value through stock selection. In choosing securities, portfolio management employs a bottom-up selection process to identify companies it believes are well-positioned for growth. Portfolio management utilizes a proprietary investment process designed to identify attractive investments utilizing proprietary research, including regional and sector research, conducted by in-house analysts. The investment process also takes into consideration various valuation metrics to assess the attractiveness of stocks and assists portfolio management in devising allocations among investable securities.
Securities lending. The fund may lend securities (up to one-third of total assets) to approved institutions, such as registered broker-dealers, banks and pooled investment vehicles.
Other Investment Strategies
Derivatives. Portfolio management generally may use futures contracts, which are a type of derivative (a contract whose value is based on, for example, indices, currencies or securities), as a substitute for direct investment in a particular asset class, to keep cash on hand to meet shareholder redemptions or for other needs while maintaining exposure to the stock market.
The fund may also use other types of derivatives (i) for hedging purposes; (ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.
Main Risks
There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

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Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. Further, geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes and related geopolitical events have led, and in the future may lead, to increased short-term market volatility, which may disrupt securities markets and have adverse long-term effects on US and world economies and markets. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Growth investing risk. As a category, growth stocks may underperform value stocks (and the stock market as a whole) over any period of time. Because the prices of growth stocks are based largely on the expectation of future earnings, growth stock prices can decline rapidly and significantly in reaction to negative news about such factors as earnings, the economy, political developments, or other news.
A growth company may fail to fulfill apparent promise or may be eclipsed by competitors or its products or its services may be rendered obsolete by new technologies. Growth stocks also typically lack the dividends associated with value stocks that might otherwise cushion investors from the effects of declining stock prices. In addition, growth stocks selected for investment by portfolio management may not perform as anticipated.
Small company risk. Small company stocks tend to be more volatile than medium-sized or large company stocks. Because stock analysts are less likely to follow small companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on small companies, since they may lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments, as well as US and foreign government actions such as the imposition of tariffs, economic and trade sanctions or embargoes, could undermine the value of the fund’s investments, prevent the fund from realizing the full value of its investments or prevent the fund from selling securities it holds. In June 2016, citizens of the United Kingdom approved a referendum to leave the European Union (EU) and in March 2017, the United Kingdom initiated the formal process of withdrawing from the EU. Significant uncertainty exists regarding the United Kingdom’s anticipated withdrawal from the EU and any adverse economic and political effects such withdrawal may have on the United Kingdom, other EU countries and the global economy.
Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.
Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding or other taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.
Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments.
Emerging markets risk. Foreign investment risks are greater in emerging markets than in developed markets. Investments in emerging markets are often considered speculative.
Emerging markets countries typically have economic and political systems that are less developed, and can be expected to be less stable than developed markets. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation.
Currency risk. Changes in currency exchange rates may affect the value of the fund’s investments and the fund’s share price. The value of currencies are influenced by a variety of factors, that include: interest rates, national debt levels and trade deficits, changes in balances of payments and trade, domestic and foreign interest and inflation rates, global or regional political, economic or financial events, monetary policies of governments, actual or
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potential government intervention, global energy prices, political instability and government monetary policies and the buying or selling of currency by a country’s government. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the US dollar or, in the case of hedged positions, that the US dollar will decline relative to the currency being hedged. Currency exchange rates can be volatile and can change quickly and unpredictably, thereby impacting the value of the fund’s investments.
Regional focus risk. Focusing investments in a single country or few countries, or regions, involves increased currency, political, regulatory and other risks. Market swings in such a targeted country, countries or regions are likely to have a greater effect on fund performance than they would in a more geographically diversified fund.
Pricing risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.
Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may prevent the fund from being able to realize full value and thus sell a security for its full valuation. This could cause a material decline in the fund’s net asset value.
ETF risk. Because ETFs trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. An ETF is subject to the risks of the assets in which it invests as well as those of the investment strategy it follows. The fund incurs brokerage costs when it buys and sells shares of an ETF and also bears its proportionate share of the ETF’s fees and expenses, which are passed through to ETF shareholders.
Fees and expenses incurred by an ETF may include trading costs, operating expenses, licensing fees, trustee fees and marketing expenses. With an index ETF, these costs may contribute to the ETF not fully matching the performance of the index it is designed to track.
Security selection risk. The securities in the fund’s portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.
Securities lending risk. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.
Derivatives risk. Risks associated with derivatives may include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.
There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Convertible securities risk. The market value of a convertible security performs like that of a regular debt security; that is, when interest rates rise, the price of a convertible security generally declines. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their price may change based on changes in the issuer’s financial condition. Because a convertible security derives a portion of its value from the common stock into which it may be converted, market and issuer risks that apply to the underlying common stock could impact the price of the convertible security.
Preferred stock risk. Preferred stock generally has a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Preferred stock is subject to many of the risks associated with debt securities, including interest rate risk. In addition, preferred stock may not pay a dividend, an issuer may suspend payment of dividends on preferred stock at any time, and in certain situations an issuer may call or redeem its preferred stock or convert it to common stock.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment and/or the fund may sell certain investments at a price or time that is not advantageous in order to meet redemption requests or other cash needs. Unusual market conditions, such as an unusually high volume of redemptions or other similar conditions could increase liquidity risk for the fund.
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This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced). This may affect only certain securities or an overall securities market.
Credit risk. The fund's performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation.
Interest rate risk. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund’s debt securities, the more sensitive the fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) Recent and potential future changes in monetary policy made by central banks or governments are likely to affect the level of interest rates. Rising interest rates may prompt redemptions from the fund, which may force the fund to sell investments at a time when it is not advantageous to do so, which could result in losses. The fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.
Operational and technology risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations.
Cyber-attacks may include unauthorized attempts by third parties to improperly access, modify, disrupt the operations of, or prevent access to the systems of the fund’s service providers or counterparties, issuers of securities held by the fund or other market participants or data within them. In addition, power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
Cyber-attacks, disruptions, or failures may adversely affect the fund and its shareholders or cause reputational damage and subject the fund to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. For example, the fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value, and impede trading). In addition, cyber-attacks, disruptions, or failures involving a fund counterparty could affect such counterparty’s ability to meet its obligations to the fund, which may result in losses to the fund and its shareholders. Similar types of operational and technology risks are also present for issuers of securities held by the fund, which could have material adverse consequences for such issuers, and may cause the fund’s investments to lose value. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments.
While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions, or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund, or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will address the possibility of and fallout from cyber-attacks, disruptions, or failures. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, fund counterparties, issuers of securities held by the fund, or other market participants.
Other Policies and Risks
While the previous pages describe the main points of the fund’s strategy and risks, there are a few other matters to know about:
■	Although major changes tend to be infrequent, the fund’s Board could change the fund's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days notice prior to making any changes to the fund's 80% investment policy as described herein.
■	When, in the Advisor's opinion, it is advisable to adopt a temporary defensive position because of unusual and adverse or other market conditions, up to 100% of the fund's assets may be held in cash or invested in money market securities or other short-term investments. Short-term investments consist of (1) foreign and domestic obligations of sovereign governments and their agencies and instrumentalities, authorities and political subdivisions; (2) other short-term rated debt securities or, if unrated, determined to be of comparable quality in the opinion of the Advisor; (3) commercial paper; (4) bank
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obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (5) repurchase agreements. Short-term investments may also include shares of money market mutual funds. To the extent the fund invests in such instruments, the fund will not be pursuing its investment objective. However, portfolio management may choose to not use these strategies for various reasons, even in volatile market conditions.
■	Portfolio management measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, its own judgment. All securities must meet the credit quality standards applied by portfolio management at the time they are purchased. If a security’s credit quality changes, portfolio management will decide what to do with the security, based on its assessment of what would most benefit the fund.
■	From time to time, the fund may have a concentration of shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the fund.
■	Your fund assets may be at risk of being transferred to the appropriate state if you fail to maintain a valid address and/or if certain activity does not occur in your account within the time specified by state abandoned property law. Contact your financial representative or the transfer agent for additional information.
For More Information
This prospectus doesn’t tell you about every policy or risk of investing in the fund. If you want more information on the fund’s allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).
Keep in mind that there is no assurance that the fund will achieve its investment objective.
A complete list of the fund’s portfolio holdings as of the month-end is posted on dws.com on or after the last day of the following month. More frequent posting of portfolio holdings information may be made from time to time on dws.com. The posted portfolio holdings information is available by fund and generally remains accessible at least until the date on which the fund files its Form N-CSR or N-Q (or, once the fund begins filing on Form N-PORT in April 2019, a Form N-CSR or publicly available Form N-PORT) with the SEC for the period that includes the date as of which the posted information is current. In addition, the fund’s top ten equity holdings and other fund information is posted on dws.com as of the calendar quarter-end on or after the 10th calendar day following quarter-end. The fund’s Statement of Additional Information includes a description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio holdings.
Who Manages and Oversees the Fund
The Investment Advisor
DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for the fund. Under the oversight of the Board, the Advisor makes investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. Deutsche Bank AG reorganized its asset management division, Deutsche Asset Management, into a separate financial services firm, DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is now a separate, publicly-listed financial services firm that is an indirect, majority-owned subsidiary of Deutsche Bank AG. The Advisor is an indirect, wholly-owned subsidiary of DWS Group. The Advisor and its predecessors have more than 90 years of experience managing mutual funds and provide a full range of global investment advisory services to institutional and retail clients.
DWS represents the asset management activities conducted by DWS Group or any of its subsidiaries, including DIMA, other affiliated investment advisors and DWS Distributors, Inc. (“DDI” or the “Distributor”). DWS is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.
The Advisor may utilize the resources of its global investment platform to provide investment management services through branch offices or affiliates located outside the US. In some cases, the Advisor may also utilize its branch offices or affiliates located in the US or outside the US to perform certain services, such as trade execution, trade matching and settlement, or various administrative, back-office or other services. To the extent services are performed outside the US, such activity may be subject to both US and foreign regulation. It is possible that the jurisdiction in which the Advisor or its affiliate performs such services may impose restrictions or limitations on portfolio transactions that are different from, and in addition to, those that apply in the US.
Management Fee. The Advisor receives a management fee from the fund. Below is the management rate paid by the fund for the most recent fiscal year, as a percentage of the fund’s average daily net assets:
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Fund Name	Fee Paid
DWS Global Equity VIP	0.35%**
**	Reflects the effects of expense limitations and/or fee waivers then in effect.
The following waiver is currently in effect:
The Advisor has contractually agreed through April 30, 2020 to waive its fees and/or reimburse certain operating expenses of the fund to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses and acquired funds fees and expenses) at a ratio no higher than 0.89% for Class A shares. The agreement may only be terminated with the consent of the fund’s Board.
A discussion regarding the basis for the Board renewal of the fund’s investment management agreement is contained in the most recent shareholder report for the annual period ended December 31 and the semi-annual period ended June 30 (see “Shareholder reports” on the back cover).
Under a separate administrative services agreement between the fund and the Advisor, the fund pays the Advisor a fee of 0.10% of the fund’s average daily net assets for providing most of the fund's administrative services. The administrative services fee discussed above is included in the fees and expenses table under “Other expenses.”
Multi-Manager Structure. The Advisor, subject to the approval of the Board, has ultimate responsibility to oversee any subadvisor to the fund and to recommend the hiring, termination and replacement of subadvisors. The fund and the Advisor have received an order from the SEC that permits the Advisor to appoint or replace certain subadvisors, to manage all or a portion of the fund’s assets and enter into, amend or terminate a subadvisory agreement with certain subadvisors, in each case subject to the approval of the fund’s Board but without obtaining shareholder approval (“multi-manager structure”). The multi-manager structure applies to subadvisors that are not affiliated with the fund or the Advisor (“nonaffiliated subadvisors”), as well as subadvisors that are indirect or direct, wholly-owned subsidiaries of the Advisor or that are indirect or direct, wholly-owned subsidiaries of the same company that, indirectly or directly, wholly owns the Advisor (“wholly-owned subadvisors”). Pursuant to the SEC order, the Advisor, with the approval of the fund’s Board, has the discretion to terminate any subadvisor and allocate and reallocate the fund’s assets among any other nonaffiliated subadvisors or wholly-owned subadvisors (including terminating a nonaffiliated subadvisor and replacing it with a wholly-owned subadvisor). The fund and the Advisor are subject to the conditions imposed by the SEC order, including the condition that within 90 days of hiring a new subadvisor pursuant to the multi-manager structure, the fund will provide shareholders with an information statement containing information about the new subadvisor. The shareholders of the fund have approved the multi-manager structure described herein.
Management
DWS Global Equity VIP
The following Portfolio Managers are jointly and primarily responsible for the day-to-day management of the fund.
Sebastian P. Werner, PhD, Director. Portfolio Manager of the fund. Began managing the fund in 2013.
■	Joined DWS in 2008; previously, he served as a Research Assistant for the Endowed Chair of Asset Management at the European Business School, Oestrich-Winkel while earning his PhD.
■	Portfolio Manager for Global and US Growth Equities: New York.
■	MBA in International Management from the Thunderbird School of Global Management; Masters Degree (“Diplom-Kaufmann”) and PhD in Finance (“Dr.rer.pol.”) from the European Business School, Oestrich-Winkel.
Mark Schumann, CFA, Director. Portfolio Manager of the fund. Began managing the fund in 2016.
■	Joined DWS in 2003.
■	Portfolio Manager - European Equities: New York. Prior to his current role, he served in the Corporate Finance Division.
■	Master’s Degree in Finance, University of St. Gallen (HSG), Switzerland.
The fund’s Statement of Additional Information provides additional information about a portfolio manager’s investments in the fund, a description of the portfolio management compensation structure and information regarding other accounts managed.
Prospectus May 1, 2019	10	Fund Details

Investing in the Fund
Your Investment in the Fund
The information in this section may affect anyone who selects the fund as an investment option in a variable annuity contract or variable life insurance policy that offers the fund. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The fund assumes no responsibility for such prospectuses.
For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at fundsus.dws.com/EN/resources/calculators.jsp (the Web site does not form a part of this prospectus).
Policies about transactions
The information in this prospectus applies to Class A shares of the fund. The fund offers one class of shares. Class A shares are offered at net asset value and are not subject to 12b-1 fees.
Technically, the shareholders of Deutsche DWS Variable Series II are the participating insurance companies (the “insurance companies”) that offer the fund as choices for holders of certain variable annuity contracts or variable life insurance policies (the “contract(s)”) issued or sponsored by the insurance companies. The insurance companies may pass through voting rights to the contract owners. The fund does not sell shares directly to the public. The fund sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the fund by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract. Depending on context in the prospectus, the terms “you” and “yours” refer to either a contract owner or to the insurance company that issues the contract. References to “buying,” “purchasing” or “holding” fund shares refer only to the insurance company, not the contract owner.
Please bear in mind that there are important differences between DWS retail funds available to any investor (a “Retail Fund”) and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the fund, are not sold to insurance company separate accounts to fund investments in variable insurance contracts. In addition, the investment objective, policies and strategies of the fund, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than the fund and have different expense ratios than the fund. As a result, the performance of the fund and a Retail Fund will differ.
Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the fund, orderly portfolio management could be disrupted to the potential detriment of shareholders of the fund.
The fund currently does not foresee any disadvantages to the holders of variable annuity contracts or variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in any such event.
The fund has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. This means that when an insurance company opens an account, the fund will ask for its name, address and other information that will allow the fund to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.
For certain insurance companies, the fund might request additional information (for instance, the fund would ask for documents such as the insurance company’s articles of incorporation) to help the fund verify the insurance company’s identity.
The fund will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in “good order.” Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

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The fund may reject a new account application if the insurance company doesn’t provide any required or requested identifying information, or for other reasons.
Buying and Selling Shares
The fund is open for business each day the New York Stock Exchange is open. The fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).
The fund continuously sells shares to each insurance company separate account, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed by the insurance company. The insurance company offers contract owners units in its separate accounts which correspond to shares in a fund. Each insurance company submits purchase and redemption orders to a fund based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed by the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.
Important information about buying and selling shares
■	After receiving a contract owner’s order, the insurance company buys or sells shares at the net asset value next calculated on any day the fund is open for business.
■	Unless otherwise instructed, the fund normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.
■	Redemptions will generally be in the form of cash, though the fund reserves the right to redeem in kind as described below. The fund typically expects to satisfy redemption requests by using available cash or by selling portfolio securities if available cash is not sufficient to meet redemptions. The fund may utilize an existing line of credit for temporary coverage in the event of a cash shortfall. The fund may also utilize interfund lending, though such use is expected to be rare. The fund may use any of these methods of satisfying redemption requests under normal or stressed market conditions. During periods of distressed market conditions, when a significant portion of the fund’s portfolio may be comprised of less-liquid investments, the fund may be more likely to pay redemption proceeds by giving you securities.
■	The fund does not issue share certificates.
■	The fund reserves the right to reject purchases of shares for any reason.
■	The fund reserves the right to withdraw or suspend the offering of shares at any time.
■	The fund reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a fund from disposing of its portfolio securities or pricing its shares.
■	The fund may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the fund, they are deemed to be in the fund’s best interests or when the fund is requested or compelled to do so by governmental authority or by applicable law.
■	The fund may close and liquidate an account if the fund is unable to verify provided information, or for other reasons; if the fund decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the fund shares and may incur tax liability.
■	The fund may pay for shares sold by “redeeming in kind,” that is, by distributing to you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the fund generally won’t make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund’s net assets, whichever is less.
■	A purchase order from an insurance company separate account may not be accepted if the sale of fund shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the fund.
Market Timing Policies and Procedures. Short-term and excessive trading of fund shares may present risks to the fund’s long-term shareholders (as used herein, the term “shareholders” may refer to the contract owners), including potential dilution in the value of fund shares, interference with the efficient management of a fund (including losses on the sale of investments), realized gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if the fund invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have “readily available market quotations.” Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in fund valuation that arise
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from the nature of the securities held by the fund (e.g., “time zone arbitrage”). The fund discourages short-term and excessive trading and has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.
The fund reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, the fund may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to the fund. The fund, through its Advisor and transfer agent, will monitor changes in investment direction (CID) by a shareholder within a fund. A CID is a transaction opposite to the prior transaction, which can be a purchase, redemption or exchange. The fund may take other trading activity into account if the fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.
Shareholders are limited to four roundtrip transactions in the same DWS fund (excluding money market funds) over a rolling 12-month period. A “roundtrip” transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same fund's shares. Shareholders with four or more roundtrip transactions in the same DWS fund within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that DWS fund for 12 months. The fund reserves the right to extend or maintain a block beyond 12-months if it deems that the shareholder's activity was harmful to the fund, or that the pattern of activity suggests a pattern of abuse. The rights of a shareholder to redeem shares of a DWS fund are not affected by the four roundtrip transaction limitation.
The fund may make exceptions to the roundtrip transaction policy for certain types of transactions if in the opinion of the Advisor, the transactions do not represent short-term or excessive trading or are not abusive or harmful to the fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the fund or administrator and transactions by certain qualified fund-of-funds.
In certain circumstances, the fund may rely upon the policy of the insurance company or other financial intermediary to deter short-term or excessive trading if the Advisor believes that the policy of such insurance company or other financial intermediary is reasonably designed to detect and deter transactions that are not in the best interests of the fund. An insurance company’s or other financial intermediary’s policy relating to short-term or excessive trading may be more or less restrictive than the DWS funds' policy, may permit certain transactions not permitted by DWS funds' policies, or prohibit transactions not subject to DWS funds' policies.
The Advisor may also accept undertakings from an insurance company or other financial intermediary to enforce short-term or excessive trading policies on behalf of the fund that provide a substantially similar level of protection for the fund against such transactions. For example, certain insurance companies may have contractual or legal restrictions, or operational constraints, that prevent them from blocking an account. In such instances, the Advisor may permit the insurance company to use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.
In addition, to the extent that the fund invests some portion of its assets in foreign securities, that fund has adopted certain fair valuation practices intended to protect the fund from “time zone arbitrage” with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the fund. (See “How the Fund Calculates Share Price.”)
There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying contract holders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. The Advisor reviews trading activity at the separate account level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the separate account level, the Advisor will contact the insurance company or other financial intermediary to request underlying contract holder activity. Depending on the amount of fund shares held in such separate account (which may represent most of the fund’s shares), short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. If short-term or excessive trading is identified, the Advisor will take appropriate action.
The fund’s market timing policies and procedures may be modified or terminated at any time.
How to receive account information
If you are a contract owner, you should contact your insurance company or the organization that provides recordkeeping services for information about your account.
Please see the contract prospectus that accompanies this prospectus for the customer service telephone number.
How to select shares
Shares in the fund are available in connection with certain variable annuity and life insurance arrangements. Each insurance company has different provisions about how and
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when their contract owners may select fund shares. Each insurance company is responsible for communicating its contract owners’ instructions to the fund. Contract owners should contact their insurance company to effect transactions in connection with the fund.
Financial intermediary support payments
The Advisor, the Distributor and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries (“financial representatives”) in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares (“revenue sharing”). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the fund, any recordkeeping/sub-transfer agency/networking fees payable by the fund (generally through the Distributor or an affiliate) and/or the Distributor or Advisor to certain financial representatives for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial representatives. For example, the Advisor, the Distributor and/or their affiliates may, using their legitimate profits, compensate financial representatives for providing the fund with “shelf space” or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund “supermarket” platforms and other formal sales programs; granting the Distributor access to the financial representative’s sales force; granting the Distributor access to the financial representative’s conferences and meetings; assistance in training and educating the financial representative’s personnel; and obtaining other forms of marketing support. In addition, revenue sharing payments may consist of the Distributor’s and/or its affiliates’ payment or reimbursement of ticket charges that would otherwise be assessed by a financial representative on an investor’s fund transactions.
The level of revenue sharing payments made to financial representatives may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial representative, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial representatives or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial representatives based on, for example, the nature of the services provided by the financial representative.
The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares or the retention and/or servicing of investors to financial representatives in amounts that generally range from 0.01% up to 0.52% of assets of the fund serviced and maintained by the financial representative, 0.05% to 0.25% of sales of the fund attributable to the financial representative, a flat fee of up to $143,750, or any combination thereof. These amounts are annual figures typically paid on a quarterly basis and are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial representative’s recommendation of the fund or of any particular share class of the fund. You should review your financial representative’s compensation disclosure and/or talk to your financial representative to obtain more information on how this compensation may have influenced your financial representative’s recommendation of the fund. Additional information regarding these revenue sharing payments is included in the fund’s Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).
The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial representatives under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial representatives to retirement plans that obtain recordkeeping services from ADP, Inc. or to 403(b) plans that obtain recordkeeping services from Ascensus, Inc. on the DWS-branded retirement plan platform (the “Platform”). The level of revenue sharing payments is based upon sales of both the DWS funds and the non-DWS funds by the financial representative on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial representative on the Platform.
It is likely that broker-dealers that execute portfolio transactions for the fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates
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will not use fund brokerage to pay for their obligation to provide additional compensation to financial representatives as described above.
How the Fund Calculates Share Price
To calculate net asset value per share, or NAV, the fund uses the following equation:
(	Total Assets	−	Total Liabilities	)	÷	Total Number of Shares Outstanding	=	NAV
The price at which you buy and sell shares for the fund is the NAV. To obtain the fund's most recent share price, go to dws.com (we have included our Web site address as an inactive textual reference and do not intend it to be an active link to our Web site; the Web site does not form a part of this prospectus) or call the telephone number included in this prospectus.
We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security’s value or a meaningful portion of the value of the fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the fund’s value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.
It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be the fund’s use of fair value pricing. This is intended to reduce the fund’s exposure to “time zone arbitrage” and other harmful trading practices. (See “Market timing policies and procedures.”)
To the extent that the fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren’t able to buy or sell fund shares through the contract. This is because some foreign markets are open on days and at times when the fund doesn’t price the shares.
Distributions
The fund intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The fund may make additional distributions if necessary.
All distributions will be reinvested in shares of a fund unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the fund for federal income tax purposes.
Taxes
The fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and intends to meet all requirements necessary to avoid paying any federal income or excise taxes.
Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59½ may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.
In order for investors to receive the favorable federal income tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to diversify its assets such that a separate account investing in the fund will comply with these requirements with respect to the amounts invested in a fund. If a fund or separate account does not meet such requirements or if a fund were to fail to qualify as a regulated investment company for any taxable year and could not or did not cure such failure, income allocable to the contracts associated with the separate account may be taxable currently for federal income tax purposes to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure. In addition, if a fund were to fail to qualify and be eligible for treatment as a regulated investment company for any taxable year and could not or did not cure such failure, the fund would be subject to tax on its taxable income at corporate rates.
Under Treasury regulations, insurance companies holding the separate accounts may have to report to the IRS losses above a certain amount resulting from a sale or disposition of a fund’s shares.
The discussion above is generally based on the assumption that shares of a fund will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the IRS finds an impermissible level of “investor control” over the investment options underlying variable contracts), the advantageous federal
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income tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available. In that situation, the person or persons determined to own the fund shares will be currently taxed for federal income tax purposes on fund distributions, and on the proceeds of any redemption of fund shares.
Participating insurance companies should consult their own tax advisors as to whether distributions from a fund are subject to federal income tax if they are retained as part of policy reserves.
Fund investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments, which will reduce a fund's return on such securities.
The fund’s investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such investments. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.
The preceding is a brief summary of certain of the relevant federal income tax considerations. Because each shareholder’s and contract holder’s tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible federal, foreign, state or local taxes.
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Financial Highlights
The financial highlights are designed to help you understand recent financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the fund’s annual report (see “Shareholder reports” on the back cover). This information does not reflect charges and fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These charges and fees will reduce returns.

DWS Global Equity VIP — Class A
	Years Ended December 31,
	2018	2017	2016	2015	2014
Selected Per Share Data
Net asset value, beginning of period	$11.70	$9.48	$9.00	$9.21	$9.27
Income (loss) from investment operations:
Net investment income[a]	.06	.05	.04	.05	.06
Net realized and unrealized gain (loss)	(1.35)	2.22	.51	(.21)	.04
Total from investment operations	(1.29)	2.27	.55	(.16)	.10
Less distributions from:
Net investment income	(.09)	(.05)	(.07)	(.05)	(.16)
Net asset value, end of period	$10.32	$11.70	$9.48	$9.00	$9.21
Total Return (%)	(11.12)[b]	24.04[b]	6.11[b,c]	(1.75)[b]	1.14
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	25	31	43	49	68
Ratio of expenses before expense reductions (%)[d]	1.22	1.06	1.03	1.00	.95
Ratio of expenses after expense reductions (%)[d]	.92	.95	.95	.91	.95
Ratio of net investment income (%)	.51	.49	.49	.58	.59
Portfolio turnover rate (%)	43	19	46	79	78
a	Based on average shares outstanding during the period.
b	Total return would have been lower had certain expenses not been reimbursed.
c	Includes a reimbursement by the Advisor for a realized loss on a trade executed incorrectly, which otherwise would have reduced total return by 0.31%.
d	Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.
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Appendix
Hypothetical Expense Summary
Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the fund may be higher or lower than 5% and, for money market funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.
The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund’s prospectus to consider the investment objective, risks, expenses and charges of the fund prior to investing.

DWS Global Equity VIP — Class A
	Maximum Sales Charge: 0.00%	Initial Hypothetical Investment: $10,000		Assumed Rate of Return: 5%
Year	Cumulative Return Before Fees & Expenses	Annual Fund Expense Ratios	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	0.89%	4.11%	$10,411.00	$90.83
2	10.25%	1.22%	8.05%	$10,804.54	$129.41
3	15.76%	1.22%	12.13%	$11,212.95	$134.31
4	21.55%	1.22%	16.37%	$11,636.80	$139.38
5	27.63%	1.22%	20.77%	$12,076.67	$144.65
6	34.01%	1.22%	25.33%	$12,533.17	$150.12
7	40.71%	1.22%	30.07%	$13,006.92	$155.79
8	47.75%	1.22%	34.99%	$13,498.58	$161.68
9	55.13%	1.22%	40.09%	$14,008.83	$167.80
10	62.89%	1.22%	45.38%	$14,538.36	$174.14
Total					$1,448.11
Additional Index Information
MSCI All Country World Index captures large and mid capitalization representation across 23 Developed Markets and 24 Emerging Markets countries. With 2,758 constituents, the index covers approximately 85% of the global investable equity opportunity set.
Prospectus May 1, 2019	18	Appendix

To Get More Information
Shareholder reports. Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected fund performance during its last fiscal year.
Statement of Additional Information (SAI). This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it’s legally part of this prospectus).
For a free copy of any of these documents or to request other information about the fund, contact DWS at the telephone number or address listed below. SAIs and shareholder reports are also available through the DWS Web site at dws.com. These documents and other information about the fund are available from the EDGAR
Database on the SEC’s Internet site at sec.gov. If you like, you may obtain copies of this information, after paying a duplicating fee, by e-mailing a request to publicinfo@sec.gov.
Contact Information
DWS	222 South Riverside Plaza Chicago, IL 60606-5808 dws.com
(800) 728-3337
Distributor	DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
SEC File Number	Deutsche DWS Variable Series II 811-05002
(05/01/19) 2A-GE

Prospectus
May 1, 2019
DEUTSCHE DWS VARIABLE SERIES II (formerly DEUTSCHE VARIABLE SERIES II)
Class A

DWS Global Income Builder VIP (formerly Deutsche Global Income Builder VIP)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission (SEC), you may not be receiving paper copies of the fund’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from your insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a Web site, and your insurance company will notify you by mail each time a report is posted and provide you with a Web site link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your insurance company electronically by following the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. If your insurance company informs you that future reports will be delivered via Web access, you can inform your insurance company that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by your insurance company.
This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.
The SEC does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

DWS Global Income Builder VIP
(formerly Deutsche Global Income Builder VIP)
Investment Objective
The fund seeks to maximize income while maintaining prospects for capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.
SHAREHOLDER FEES
(paid directly from your investment)	None
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)
Management fee	0.37
Distribution/service (12b-1) fees	None
Other expenses	0.32
Total annual fund operating expenses	0.69
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a variable contract for which the fund is an investment option. If they were included, your costs would be higher.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$70	$221	$384	$859
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 70% of the average value of its portfolio.
Principal Investment Strategy
Main investments. The fund invests in a broad range of both traditional asset classes (such as equity and fixed income investments) and alternative asset classes (such as real estate, infrastructure, convertibles, commodities, currencies and absolute return strategies). The fund can buy many types of securities, among them common stocks, including dividend-paying stocks, convertible securities, corporate bonds, government bonds, municipal securities, inflation-indexed bonds, mortgage- and asset-backed securities, exchange-traded funds (ETFs) and exchange-traded notes (ETNs). The fund invests at least 25% of net assets in fixed income senior securities. The fund can invest in securities of any size, investment style category, maturity, duration or credit quality including high-yield debt securities (i.e., “junk bonds”), and from any country (including emerging markets).
The fund will generally invest in at least three different countries and will normally have investment exposure to foreign securities, foreign currencies and other foreign investments equal to at least 40% of the fund’s net assets. For purposes of the foregoing policy, an investment is considered to be an investment in a foreign security or a foreign investment if the issuer is organized or located outside the US or is doing a substantial amount of business outside of the US. An issuer that derives at least 50%

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of its revenue from business outside the US or has at least 50% of its assets outside the US will be considered to be doing a substantial amount of business outside the US.
Management process. Portfolio management seeks to maximize risk adjusted returns by allocating the fund’s assets among various asset categories. Portfolio management draws upon a broad investible universe to establish a strategic allocation based upon collective, long-term views on asset class selection, implementation, expected returns and other relevant factors. Portfolio management periodically reviews the fund’s allocations and may adjust them based on current or anticipated market conditions or to manage risk consistent with the fund’s overall investment strategy.
Within each asset category, portfolio management uses one or more investment strategies for selecting equity and debt securities. Each investment strategy is managed by a team that specializes in a particular asset category, and that may use a variety of quantitative and qualitative techniques. As a general matter, in buying and selling securities for the portfolio, the portfolio management teams utilize in-house research and resources to determine suitability of specific securities and use sector specialists to determine relative value within each relevant sector.
Examples of the fund’s asset categories are US and foreign equity of any size and style (including emerging market equity), US and foreign fixed income of any credit quality (including emerging market bonds and inflation-indexed bonds), and alternative assets. Some asset categories may be represented by ETFs.
Derivatives. Portfolio management generally may use futures contracts, options on interest rate swaps, options on interest rate futures contracts or interest rate swaps, which are types of derivatives (a contract whose value is based on, for example, indices, currencies or securities), for duration management (i.e., reducing or increasing the sensitivity of the fund’s portfolio to interest rate changes) or for non-hedging purposes to seek to enhance potential gains. Portfolio management may also use (i) option contracts in order to gain exposure to a particular market or security, to seek to increase the fund’s income, or to hedge against changes in a particular market or security, (ii) total return swaps to seek to enhance potential gains by increasing or reducing the fund’s exposure to a particular sector or market or as a substitute for direct investment, or (iii) credit default swaps to seek to increase the fund’s income, to gain exposure to a bond issuer’s credit quality characteristics without directly investing in the bond or to hedge the risk of default on bonds held in the fund’s portfolio. In addition, portfolio management generally may use forward currency contracts (i) to hedge exposure to changes in foreign currency exchange rates on foreign currency denominated portfolio holdings; (ii) to facilitate transactions in foreign currency denominated securities; or (iii) for non-hedging purposes to seek to enhance potential gains.
The fund may also use other types of derivatives (i) for hedging purposes; (ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.
Securities lending. The fund may lend securities (up to one-third of total assets) to approved institutions, such as registered broker-dealers, banks and pooled investment vehicles.
Main Risks
There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Asset allocation risk. Portfolio management may favor one or more types of investments or assets that underperform other investments, assets, or securities markets as a whole. Anytime portfolio management buys or sells securities in order to adjust the fund’s asset allocation this will increase portfolio turnover and generate transaction costs.
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. Further, geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes and related geopolitical events have led, and in the future may lead, to increased short-term market volatility, which may disrupt securities markets and have adverse long-term effects on US and world economies and markets. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Small company risk. Small company stocks tend to be more volatile than medium-sized or large company stocks. Because stock analysts are less likely to follow small companies, less information about them is available to
Prospectus May 1, 2019	2	DWS Global Income Builder VIP

investors. Industry-wide reversals may have a greater impact on small companies, since they may lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.
Dividend-paying stock risk. As a category, dividend-paying stocks may underperform non-dividend paying stocks (and the stock market as a whole) over any period of time. In addition, issuers of dividend-paying stocks may have discretion to defer or stop paying dividends for a stated period of time. If the dividend-paying stocks held by the fund reduce or stop paying dividends, the fund’s ability to generate income may be adversely affected.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments, as well as US and foreign government actions such as the imposition of tariffs, economic and trade sanctions or embargoes, could undermine the value of the fund’s investments, prevent the fund from realizing the full value of its investments or prevent the fund from selling securities it holds. In June 2016, citizens of the United Kingdom approved a referendum to leave the European Union (EU) and in March 2017, the United Kingdom initiated the formal process of withdrawing from the EU. Significant uncertainty exists regarding the United Kingdom’s anticipated withdrawal from the EU and any adverse economic and political effects such withdrawal may have on the United Kingdom, other EU countries and the global economy.
Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.
Emerging markets risk. Foreign investment risks are greater in emerging markets than in developed markets. Investments in emerging markets are often considered speculative.
Regional focus risk. Focusing investments in a single country or few countries, or regions, involves increased currency, political, regulatory and other risks. Market swings in such a targeted country, countries or regions are likely to have a greater effect on fund performance than they would in a more geographically diversified fund.
Derivatives risk. Risks associated with derivatives may include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.
Currency risk. Changes in currency exchange rates may affect the value of the fund’s investments and the fund’s share price. The value of currencies are influenced by a variety of factors, that include: interest rates, national debt levels and trade deficits, changes in balances of payments and trade, domestic and foreign interest and inflation rates, global or regional political, economic or financial events, monetary policies of governments, actual or potential government intervention, global energy prices, political instability and government monetary policies and the buying or selling of currency by a country’s government. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the US dollar or, in the case of hedged positions, that the US dollar will decline relative to the currency being hedged. Currency exchange rates can be volatile and can change quickly and unpredictably, thereby impacting the value of the fund’s investments.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Credit risk. The fund's performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. Credit risk is greater for lower-rated securities.
Because the issuers of high yield debt securities, or junk bonds (debt securities rated below the fourth highest credit rating category), may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news, or even the expectation of bad news, than investment-grade debt securities. Credit risk for high yield securities is greater than for higher-rated securities.
Some securities issued by US government agencies or instrumentalities are backed by the full faith and credit of the US government. Other securities that are supported only by the credit of the issuing agency or instrumentality are subject to greater credit risk than securities backed by the full faith and credit of the US government. This is because the US government might provide financial support, but has no obligation to do so, if there is a potential or actual loss of principal or failure to make interest payments.
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High yield debt securities risk. High yield debt securities, or junk bonds, are generally regarded as speculative with respect to the issuer’s continuing ability to meet principal and interest payments. High yield debt securities’ total return and yield may generally be expected to fluctuate more than the total return and yield of investment-grade debt securities. A real or perceived economic downturn or an increase in market interest rates could cause a decline in the value of high yield debt securities, result in increased redemptions and/or result in increased portfolio turnover, which could result in a decline in net asset value of the fund, reduce liquidity for certain investments and/or increase costs. High yield debt securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade debt securities as there may be no established secondary market. Investments in high yield debt securities could increase liquidity risk for the fund. In addition, the market for high yield debt securities can experience sudden and sharp volatility which is generally associated more with investments in stocks.
Interest rate risk. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund’s debt securities, the more sensitive the fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) Recent and potential future changes in monetary policy made by central banks or governments are likely to affect the level of interest rates. Rising interest rates may prompt redemptions from the fund, which may force the fund to sell investments at a time when it is not advantageous to do so, which could result in losses. The fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.
Inflation-indexed bond risk. Any rise in interest rates may cause inflation-indexed bonds to decline in price, hurting fund performance. If interest rates rise due to reasons other than inflation, the fund’s investment in these securities may not be fully protected from the effects of rising interest rates. The fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. The performance of any bonds that are indexed to non-US rates of inflation may be higher or lower than those indexed to US inflation rates. The fund’s actual returns could fail to match the real rate of inflation.
Prepayment and extension risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund’s assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund’s share price and yield and could hurt fund performance.
Municipal securities risk. The fund could be impacted by events in the municipal securities market, including the supply and demand for municipal securities. Negative events, such as severe fiscal difficulties, bankruptcy of one or more issuers, an economic downturn, unfavorable legislation, court rulings or political developments, or reduced monetary support from the federal government could hurt fund performance. The value of municipal securities is strongly influenced by the value of tax-exempt income to investors. Changes in tax and other laws, including changes to individual or corporate tax rates, could alter the attractiveness and overall demand for municipal securities.
Senior loans risk. The fund invests in senior loans that may not be rated by a rating agency, registered with the Securities and Exchange Commission or any state securities commission or listed on any national securities exchange. Therefore, there may be less publicly available information about them than for registered or exchange-listed securities. The Advisor relies on its own evaluation of the creditworthiness of borrowers, but will consider, and may rely in part on, analyses performed by others. As a result, the fund is particularly dependent on the analytical abilities of the Advisor.
Senior loans may not be considered “securities,” and purchasers, such as the fund, therefore may not be entitled to rely on the anti-fraud and misrepresentation protections of the federal securities laws. Senior loans involve other risks, including credit risk, interest rate risk, liquidity risk, and prepayment and extension risk.
Because affiliates of the Advisor may participate in the primary and secondary market for senior loans, limitations under applicable law may restrict the fund’s ability to participate in a restructuring of a senior loan or to acquire some senior loans, or affect the timing or price of such acquisition. The fund also may be in possession of material non-public information about a borrower as a result of its ownership of a senior loan. Because of prohibitions on trading in securities of issuers while in possession of such information, the fund might be unable to enter into a transaction in a publicly-traded security of that borrower when it would otherwise be advantageous to do so. If the Advisor wishes to invest in the publicly traded securities of a borrower, it may not have access to material non-public information regarding the borrower to which other lenders have access.
ETF risk. Because ETFs trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. An ETF is subject to the risks of the assets in which it invests as well as those of the investment strategy it follows. The fund incurs brokerage costs when it buys and sells shares of an ETF and also bears its proportionate share of the ETF’s fees and expenses, which are passed through to ETF shareholders.
ETN risk. Because ETNs are senior, unsecured, unsubordinated debt securities of an issuer (typically a bank or bank holding company), ETNs are subject to the
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credit risk of the issuer and may lose value due to a downgrade in the issuer’s credit rating. The returns of an ETN are linked to the performance of an underlying instrument (typically an index), minus applicable fees. ETNs typically do not make periodic interest payments and principal typically is not protected. The value of an ETN may fluctuate based on factors such as time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying assets, changes in the applicable interest rates, and economic, legal, political or geographic events that affect the underlying assets. The fund bears its proportionate share of any fees and expenses borne by the ETN. Because ETNs trade on a securities exchange, their shares may trade at a premium or discount to their net asset value.
Convertible securities risk. The market value of a convertible security performs like that of a regular debt security; that is, when interest rates rise, the price of a convertible security generally declines. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their price may change based on changes in the issuer’s financial condition. Because a convertible security derives a portion of its value from the common stock into which it may be converted, market and issuer risks that apply to the underlying common stock could impact the price of the convertible security.
Mortgage-backed and other asset-backed securities risk. These securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables held in trust and often involve risks that are different from or possibly more acute than risks associated with other types of debt instruments. When market interest rates increase, the market values of mortgage-backed securities decline. At the same time, however, mortgage refinancings and prepayments slow, which lengthens the effective duration of these securities. As a result, the negative effect of the interest rate increase on the market value of mortgage-backed securities is usually more pronounced than it is for other types of fixed income securities, potentially increasing the volatility of the fund. Conversely, when market interest rates decline, while the value of mortgage-backed securities may increase, the rate of prepayment of the underlying mortgages also tends to increase, which shortens the effective duration of these securities and may expose the fund to a lower rate of return on reinvestment. Mortgage-backed securities not backed by a government guarantee may be subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgage may decline in value and be insufficient, upon foreclosure, to repay the associated loan.
Investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.
Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.
Securities lending risk. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.
Security selection risk. The securities in the fund’s portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.
Market risk. The market value of the securities in which the fund invests may be impacted by the prospects of individual issuers, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment and/or the fund may sell certain investments at a price or time that is not advantageous in order to meet redemption requests or other cash needs. Unusual market conditions, such as an unusually high volume of redemptions or other similar conditions could increase liquidity risk for the fund, and in extreme conditions, the fund could have difficulty meeting redemption requests.
Pricing risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.
Commodities-related investments risk. The commodities-linked derivative instruments in which the fund invests tend to be more volatile than many other types of securities and may subject the fund to special risks that do not apply to all derivatives transactions. For example, the value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or
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commodity, such as drought, floods, weather, livestock disease, changes in storage costs, embargoes, tariffs, policies of commodity cartels and international economic, political and regulatory developments.
Infrastructure-related companies risk. Infrastructure-related companies can be affected by various factors, including general or local economic conditions and political developments, general changes in market sentiment towards infrastructure assets, high interest costs in connection with capital construction and improvement programs, difficulty in raising capital, costs associated with compliance with changes in regulations, regulation or intervention by various government authorities, including government regulation of rates, inexperience with and potential losses resulting from the deregulation of a particular industry or sector, changes in tax laws, environmental problems, technological changes, surplus capacity, casualty losses, threat of terrorist attacks and changes in interest rates. A company is considered to be an infrastructure-related company if at least 50% of its non-cash assets are infrastructure assets or 50% of its gross income or net profits are derived, directly or indirectly, from the ownership, management, construction, operation, utilization or financing of infrastructure assets.
Real estate securities risk. The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments and will depend on the value of the underlying properties or the underlying loans or interest. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities.
Operational and technology risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations.
Past Performance
How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends and distributions were reinvested. For more recent performance figures, go to dws.com (the Web site does not form a part of this prospectus) or call the telephone number included in this prospectus. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.
Prior to May 1, 2012, the fund was named DWS Balanced VIP and operated with a different objective and investment strategy. Performance would have been different if the fund's current investment strategy had been in effect.
CALENDAR YEAR TOTAL RETURNS  (%) (CLASS A)

	Returns	Period ending
Best Quarter	12.93%	June 30, 2009
Worst Quarter	-10.36%	September 30, 2011
Year-to-Date	9.94%	March 31, 2019
Average Annual Total Returns
(For periods ended 12/31/2018 expressed as a %)
	Class Inception	1 Year	5 Years	10 Years
Class A before tax	4/6/1982	-7.66	3.30	7.69
S&P Target Risk Moderate Index (reflects no deduction for fees, expenses or taxes)		-3.72	3.31	5.92
Blended Index (reflects no deduction for fees, expenses or taxes)		-3.79	3.20	6.78
The Blended Index consists of an equally weighted blend (50%/50%) of the MSCI World High Dividend Yield Index and Bloomberg Barclays U.S. Universal Index.
The Advisor believes the Blended Index provides additional comparative performance information and represents the fund’s overall strategic asset allocations over time.
Management
Investment Advisor
DWS Investment Management Americas, Inc.
Subadvisor
DWS Alternatives Global Limited
Portfolio Manager(s)
John D. Ryan, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2012.
Darwei Kung, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2013.
Di Kumble, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2014.
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Thomas M. Farina, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2019.
Dokyoung Lee, CFA, Director. Portfolio Manager of the fund. Began managing the fund in 2018.
Scott Agi, CFA, Director. Portfolio Manager of the fund. Began managing the fund in 2019.
Purchase and Sale of Fund Shares
The fund is intended for use in a variable insurance product. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.
Tax Information
The fund normally distributes its net investment income and realized capital gains, if any, to its shareholders, the separate accounts of participating insurance companies. These distributions may not be taxable to the holders of variable annuity contracts and variable life insurance policies. For information concerning the federal income tax consequences for the holders of such contracts or policies, holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.
Payments to Financial Intermediaries
If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund, the Advisor, and/or the Advisor’s affiliates, may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's Web site for more information.
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Fund Details
Additional Information About Fund Strategies and Risks
DWS Global Income Builder VIP
Investment Objective
The fund seeks to maximize income while maintaining prospects for capital appreciation.
Principal Investment Strategy
Main investments. The fund invests in a broad range of both traditional asset classes (such as equity and fixed income investments) and alternative asset classes (such as real estate, infrastructure, convertibles, commodities, currencies and absolute return strategies). The fund can buy many types of securities, among them common stocks, including dividend-paying stocks, convertible securities, corporate bonds, government bonds, municipal securities, inflation-indexed bonds, mortgage- and asset-backed securities, exchange-traded funds (ETFs) and exchange-traded notes (ETNs). The fund invests at least 25% of net assets in fixed income senior securities. The fund can invest in securities of any size, investment style category, maturity, duration or credit quality including high-yield debt securities (i.e., “junk bonds”), and from any country (including emerging markets).
The fund will generally invest in at least three different countries and will normally have investment exposure to foreign securities, foreign currencies and other foreign investments equal to at least 40% of the fund’s net assets. For purposes of the foregoing policy, an investment is considered to be an investment in a foreign security or a foreign investment if the issuer is organized or located outside the US or is doing a substantial amount of business outside of the US. An issuer that derives at least 50% of its revenue from business outside the US or has at least 50% of its assets outside the US will be considered to be doing a substantial amount of business outside the US.
The fund defines “emerging markets” to include countries or markets: (i) currently classified as low-to-middle income economies by the World Bank; or (ii) currently considered to be developing by the International Finance Corporation or the United Nations or its authorities. The fund defines “fixed income” securities through the following sector classifications of domestic and foreign securities that include: (i) government notes and bonds, (ii) corporate bonds, (iii) commercial and residential mortgage-backed securities, (iv) asset-backed securities, (v) emerging markets debt, (vi) loans and (vii) interest rate futures/options.
The fund may also invest in affiliated mutual funds. The fund may invest up to 5% of net assets in shares of the following funds: DWS Emerging Markets Fixed Income Fund, which invests primarily in high yield emerging market bonds; DWS Floating Rate Fund, which invests primarily in senior loans; and, DWS High Income Fund, which invests primarily in high yield bonds.
Management process. Portfolio management seeks to maximize risk adjusted returns by allocating the fund’s assets among various asset categories. Portfolio management draws upon a broad investible universe to establish a strategic allocation based upon collective, long-term views on asset class selection, implementation, expected returns and other relevant factors. Portfolio management periodically reviews the fund’s allocations and may adjust them based on current or anticipated market conditions or to manage risk consistent with the fund’s overall investment strategy.
Within each asset category, portfolio management uses one or more investment strategies for selecting equity and debt securities. Each investment strategy is managed by a team that specializes in a particular asset category, and that may use a variety of quantitative and qualitative techniques. As a general matter, in buying and selling securities for the portfolio, the portfolio management teams utilize in-house research and resources to determine suitability of specific securities and use sector specialists to determine relative value within each relevant sector.
Examples of the fund’s asset categories are US and foreign equity of any size and style (including emerging market equity), US and foreign fixed income of any credit quality (including emerging market bonds and inflation-indexed bonds), and alternative assets. Some asset categories may be represented by ETFs.
The fund may invest from time to time in ETFs that are managed by affiliates of the Advisor, including, but not limited to, series of DBX ETF Trust, which are managed by DBX Advisors LLC. DWS Investment Management

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Americas, Inc. and DBX Advisors LLC are subsidiaries of DWS Group. The fund may also invest in securities of unaffiliated ETFs.
Derivatives. Portfolio management generally may use futures contracts, options on interest rate swaps, options on interest rate futures contracts or interest rate swaps, which are types of derivatives (a contract whose value is based on, for example, indices, currencies or securities), for duration management (i.e., reducing or increasing the sensitivity of the fund’s portfolio to interest rate changes) or for non-hedging purposes to seek to enhance potential gains. Portfolio management may also use (i) option contracts in order to gain exposure to a particular market or security, to seek to increase the fund’s income, or to hedge against changes in a particular market or security, (ii) total return swaps to seek to enhance potential gains by increasing or reducing the fund’s exposure to a particular sector or market or as a substitute for direct investment, or (iii) credit default swaps to seek to increase the fund’s income, to gain exposure to a bond issuer’s credit quality characteristics without directly investing in the bond or to hedge the risk of default on bonds held in the fund’s portfolio. In addition, portfolio management generally may use forward currency contracts (i) to hedge exposure to changes in foreign currency exchange rates on foreign currency denominated portfolio holdings; (ii) to facilitate transactions in foreign currency denominated securities; or (iii) for non-hedging purposes to seek to enhance potential gains.
The fund may also use other types of derivatives (i) for hedging purposes; (ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.
Securities lending. The fund may lend securities (up to one-third of total assets) to approved institutions, such as registered broker-dealers, banks and pooled investment vehicles.
Main Risks
There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Asset allocation risk. Portfolio management may favor one or more types of investments or assets that underperform other investments, assets, or securities markets as a whole. Anytime portfolio management buys or sells securities in order to adjust the fund’s asset allocation this will increase portfolio turnover and generate transaction costs.
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. Further, geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes and related geopolitical events have led, and in the future may lead, to increased short-term market volatility, which may disrupt securities markets and have adverse long-term effects on US and world economies and markets. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Small company risk. Small company stocks tend to be more volatile than medium-sized or large company stocks. Because stock analysts are less likely to follow small companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on small companies, since they may lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.
Dividend-paying stock risk. As a category, dividend-paying stocks may underperform non-dividend paying stocks (and the stock market as a whole) over any period of time. In addition, issuers of dividend-paying stocks may have discretion to defer or stop paying dividends for a stated period of time. If the dividend-paying stocks held by the fund reduce or stop paying dividends, the fund’s ability to generate income may be adversely affected.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments, as well as US and foreign government actions such as the imposition of tariffs, economic and trade sanctions or embargoes, could undermine the value of the fund’s investments, prevent the fund from realizing the full value of its investments or prevent the fund from selling securities it holds. In June 2016, citizens of the United Kingdom approved a referendum to leave the European Union (EU) and in March 2017, the United Kingdom initiated the formal process of withdrawing from the EU. Significant uncertainty exists regarding the United Kingdom’s anticipated withdrawal from the EU and any
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adverse economic and political effects such withdrawal may have on the United Kingdom, other EU countries and the global economy.
Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.
Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding or other taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.
Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments.
Emerging markets risk. Foreign investment risks are greater in emerging markets than in developed markets. Investments in emerging markets are often considered speculative.
Emerging markets countries typically have economic and political systems that are less developed, and can be expected to be less stable than developed markets. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation.
Regional focus risk. Focusing investments in a single country or few countries, or regions, involves increased currency, political, regulatory and other risks. Market swings in such a targeted country, countries or regions are likely to have a greater effect on fund performance than they would in a more geographically diversified fund.
Derivatives risk. Risks associated with derivatives may include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.
There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.
Currency risk. Changes in currency exchange rates may affect the value of the fund’s investments and the fund’s share price. The value of currencies are influenced by a variety of factors, that include: interest rates, national debt levels and trade deficits, changes in balances of payments and trade, domestic and foreign interest and inflation rates, global or regional political, economic or financial events, monetary policies of governments, actual or potential government intervention, global energy prices, political instability and government monetary policies and the buying or selling of currency by a country’s government. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the US dollar or, in the case of hedged positions, that the US dollar will decline relative to the currency being hedged. Currency exchange rates can be volatile and can change quickly and unpredictably, thereby impacting the value of the fund’s investments.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Credit risk. The fund's performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. Credit risk is greater for lower-rated securities.
Because the issuers of high yield debt securities, or junk bonds (debt securities rated below the fourth highest credit rating category), may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news, or even the expectation of bad news, than investment-grade debt securities. Credit risk for high yield securities is greater than for higher-rated securities.
Some securities issued by US government agencies or instrumentalities are backed by the full faith and credit of the US government. Other securities that are supported only by the credit of the issuing agency or instrumentality are subject to greater credit risk than securities backed by the full faith and credit of the US government. This is
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because the US government might provide financial support, but has no obligation to do so, if there is a potential or actual loss of principal or failure to make interest payments.
High yield debt securities risk. High yield debt securities, or junk bonds, are generally regarded as speculative with respect to the issuer’s continuing ability to meet principal and interest payments. High yield debt securities’ total return and yield may generally be expected to fluctuate more than the total return and yield of investment-grade debt securities. A real or perceived economic downturn or an increase in market interest rates could cause a decline in the value of high yield debt securities, result in increased redemptions and/or result in increased portfolio turnover, which could result in a decline in net asset value of the fund, reduce liquidity for certain investments and/or increase costs. High yield debt securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade debt securities as there may be no established secondary market. Investments in high yield debt securities could increase liquidity risk for the fund. In addition, the market for high yield debt securities can experience sudden and sharp volatility which is generally associated more with investments in stocks.
Interest rate risk. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund’s debt securities, the more sensitive the fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) Recent and potential future changes in monetary policy made by central banks or governments are likely to affect the level of interest rates. Rising interest rates may prompt redemptions from the fund, which may force the fund to sell investments at a time when it is not advantageous to do so, which could result in losses. The fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.
Inflation-indexed bond risk. Any rise in interest rates may cause inflation-indexed bonds to decline in price, hurting fund performance. If interest rates rise due to reasons other than inflation, the fund’s investment in these securities may not be fully protected from the effects of rising interest rates. The fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. The performance of any bonds that are indexed to non-US rates of inflation may be higher or lower than those indexed to US inflation rates. The fund’s actual returns could fail to match the real rate of inflation.
Prepayment and extension risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund’s assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund’s share price and yield and could hurt fund performance.
Municipal securities risk. The fund could be impacted by events in the municipal securities market, including the supply and demand for municipal securities. Negative events, such as severe fiscal difficulties, bankruptcy of one or more issuers, an economic downturn, unfavorable legislation, court rulings or political developments, or reduced monetary support from the federal government could hurt fund performance. The value of municipal securities is strongly influenced by the value of tax-exempt income to investors. Changes in tax and other laws, including changes to individual or corporate tax rates, could alter the attractiveness and overall demand for municipal securities.
Senior loans risk. The fund invests in senior loans that may not be rated by a rating agency, registered with the Securities and Exchange Commission or any state securities commission or listed on any national securities exchange. Therefore, there may be less publicly available information about them than for registered or exchange-listed securities. The Advisor relies on its own evaluation of the creditworthiness of borrowers, but will consider, and may rely in part on, analyses performed by others. As a result, the fund is particularly dependent on the analytical abilities of the Advisor.
Senior loans may not be considered “securities,” and purchasers, such as the fund, therefore may not be entitled to rely on the anti-fraud and misrepresentation protections of the federal securities laws. Senior loans involve other risks, including credit risk, interest rate risk, liquidity risk, and prepayment and extension risk.
Because affiliates of the Advisor may participate in the primary and secondary market for senior loans, limitations under applicable law may restrict the fund’s ability to participate in a restructuring of a senior loan or to acquire some senior loans, or affect the timing or price of such acquisition. The fund also may be in possession of material non-public information about a borrower as a result of its ownership of a senior loan. Because of prohibitions on trading in securities of issuers while in possession of such information, the fund might be unable to enter into a transaction in a publicly-traded security of that borrower when it would otherwise be advantageous to do so. If the Advisor wishes to invest in the publicly traded securities of a borrower, it may not have access to material non-public information regarding the borrower to which other lenders have access.
Senior loans may have longer trade settlement periods than other types of investments which could result in the fund not receiving the proceeds from a sale of a senior loan for an extended period after such sale. To the extent that other sources of liquidity are unavailable, the uncertainty of trade settlement periods could lead to shortfalls in cash needed to handle fund redemptions, especially during periods of heavy redemption activity.
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ETF risk. Because ETFs trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. An ETF is subject to the risks of the assets in which it invests as well as those of the investment strategy it follows. The fund incurs brokerage costs when it buys and sells shares of an ETF and also bears its proportionate share of the ETF’s fees and expenses, which are passed through to ETF shareholders.
Fees and expenses incurred by an ETF may include trading costs, operating expenses, licensing fees, trustee fees and marketing expenses. With an index ETF, these costs may contribute to the ETF not fully matching the performance of the index it is designed to track.
ETN risk. Because ETNs are senior, unsecured, unsubordinated debt securities of an issuer (typically a bank or bank holding company), ETNs are subject to the credit risk of the issuer and may lose value due to a downgrade in the issuer’s credit rating. The returns of an ETN are linked to the performance of an underlying instrument (typically an index), minus applicable fees. ETNs typically do not make periodic interest payments and principal typically is not protected. The value of an ETN may fluctuate based on factors such as time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying assets, changes in the applicable interest rates, and economic, legal, political or geographic events that affect the underlying assets. The fund bears its proportionate share of any fees and expenses borne by the ETN. Because ETNs trade on a securities exchange, their shares may trade at a premium or discount to their net asset value.
Convertible securities risk. The market value of a convertible security performs like that of a regular debt security; that is, when interest rates rise, the price of a convertible security generally declines. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their price may change based on changes in the issuer’s financial condition. Because a convertible security derives a portion of its value from the common stock into which it may be converted, market and issuer risks that apply to the underlying common stock could impact the price of the convertible security.
Mortgage-backed and other asset-backed securities risk. These securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables held in trust and often involve risks that are different from or possibly more acute than risks associated with other types of debt instruments. When market interest rates increase, the market values of mortgage-backed securities decline. At the same time, however, mortgage refinancings and prepayments slow, which lengthens the effective duration of these securities. As a result, the negative effect of the interest rate increase on the market value of mortgage-backed securities is usually more pronounced than it is for other types of fixed income securities, potentially increasing the volatility of the fund. Conversely, when market interest rates decline, while the value of mortgage-backed securities may increase, the rate of prepayment of the underlying mortgages also tends to increase, which shortens the effective duration of these securities and may expose the fund to a lower rate of return on reinvestment. Mortgage-backed securities not backed by a government guarantee may be subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgage may decline in value and be insufficient, upon foreclosure, to repay the associated loan.
Investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.
Securities lending risk. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.
Security selection risk. The securities in the fund’s portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.
Market risk. The market value of the securities in which the fund invests may be impacted by the prospects of individual issuers, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment and/or the fund may sell certain investments at a price or time that is not advantageous in order to meet redemption requests or other cash needs. Unusual market conditions, such as an unusually high volume of redemptions or other similar conditions could increase liquidity risk for the fund, and in extreme conditions, the fund could have difficulty meeting redemption requests.
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This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced). This may affect only certain securities or an overall securities market.
Pricing risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.
Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may prevent the fund from being able to realize full value and thus sell a security for its full valuation. This could cause a material decline in the fund’s net asset value.
Commodities-related investments risk. The commodities-linked derivative instruments in which the fund invests tend to be more volatile than many other types of securities and may subject the fund to special risks that do not apply to all derivatives transactions. For example, the value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, changes in storage costs, embargoes, tariffs, policies of commodity cartels and international economic, political and regulatory developments.
The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, minerals, or agricultural products), a futures contract, swap or commodity index, or other economic variables linked to changes in the value of commodities or the commodities markets. A liquid secondary market may not exist for the types of commodity-linked derivative instruments the fund buys, which may make it difficult for the fund to sell them at an acceptable price. The fund’s ability to gain exposure to commodity-linked investments and achieve its investment objective may be limited by its intention to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended.
Infrastructure-related companies risk. Infrastructure-related companies can be affected by various factors, including general or local economic conditions and political developments, general changes in market sentiment towards infrastructure assets, high interest costs in connection with capital construction and improvement programs, difficulty in raising capital, costs associated with compliance with changes in regulations, regulation or intervention by various government authorities, including government regulation of rates, inexperience with and potential losses resulting from the deregulation of a particular industry or sector, changes in tax laws, environmental problems, technological changes, surplus capacity, casualty losses, threat of terrorist attacks and changes in interest rates. A company is considered to be an infrastructure-related company if at least 50% of its non-cash assets are infrastructure assets or 50% of its gross income or net profits are derived, directly or indirectly, from the ownership, management, construction, operation, utilization or financing of infrastructure assets.
Real estate securities risk. The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments and will depend on the value of the underlying properties or the underlying loans or interest. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities.
Operational and technology risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations.
Cyber-attacks may include unauthorized attempts by third parties to improperly access, modify, disrupt the operations of, or prevent access to the systems of the fund’s service providers or counterparties, issuers of securities held by the fund or other market participants or data within them. In addition, power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
Cyber-attacks, disruptions, or failures may adversely affect the fund and its shareholders or cause reputational damage and subject the fund to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. For example, the fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information
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or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value, and impede trading). In addition, cyber-attacks, disruptions, or failures involving a fund counterparty could affect such counterparty’s ability to meet its obligations to the fund, which may result in losses to the fund and its shareholders. Similar types of operational and technology risks are also present for issuers of securities held by the fund, which could have material adverse consequences for such issuers, and may cause the fund’s investments to lose value. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments.
While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions, or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund, or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will address the possibility of and fallout from cyber-attacks, disruptions, or failures. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, fund counterparties, issuers of securities held by the fund, or other market participants.
Other Policies and Risks
While the previous pages describe the main points of the fund’s strategy and risks, there are a few other matters to know about:
■	Although major changes tend to be infrequent, the fund’s Board could change the fund's investment objective without seeking shareholder approval.
■	When, in the Advisor's opinion, it is advisable to adopt a temporary defensive position because of unusual and adverse or other market conditions, up to 100% of the fund's assets may be held in cash or invested in money market securities or other short-term investments. Short-term investments consist of (1) foreign and domestic obligations of sovereign governments and their agencies and instrumentalities, authorities and political subdivisions; (2) other short-term rated debt securities or, if unrated, determined to be of comparable quality in the opinion of the Advisor; (3) commercial paper; (4) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (5) repurchase agreements. Short-term investments may also include shares of money market mutual funds. To the extent the fund invests in such instruments, the fund will not be pursuing its investment objective. However, portfolio management may choose to not use these strategies for various reasons, even in volatile market conditions.
■	Portfolio management measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, its own judgment. All securities must meet the credit quality standards applied by portfolio management at the time they are purchased. If a security’s credit quality changes, portfolio management will decide what to do with the security, based on its assessment of what would most benefit the fund.
■	Prices of securities bought in an initial public offering (IPO) may rise and fall rapidly, often because of investor perceptions rather than economic reasons. To the extent a mutual fund is small in size, its IPO investments may have a significant impact on its performance since they may represent a larger proportion of the fund’s overall portfolio as compared to the portfolio of a larger fund.
■	If the fund sells a security short and subsequently has to buy the security back at a higher price, the fund will lose money on the transaction. Any loss will be increased by the amount of compensation, interest or dividends and transaction costs the fund must pay to a lender of the security. The amount the fund could lose on a short sale is theoretically unlimited (as compared to a long position, where the maximum loss is the amount invested). The use of short sales, which has the effect of leveraging the fund, could increase the exposure of the fund to the market, increase losses and increase the volatility of returns. The fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that borrowed securities be returned to it on short notice, and the fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that the fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale.
■	From time to time, the fund may have a concentration of shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the fund.
■	Your fund assets may be at risk of being transferred to the appropriate state if you fail to maintain a valid address and/or if certain activity does not occur in your account within the time specified by state abandoned property law. Contact your financial representative or the transfer agent for additional information.
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For More Information
This prospectus doesn’t tell you about every policy or risk of investing in the fund. If you want more information on the fund’s allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).
Keep in mind that there is no assurance that the fund will achieve its investment objective.
A complete list of the fund’s portfolio holdings as of the month-end is posted on dws.com on or after the last day of the following month. More frequent posting of portfolio holdings information may be made from time to time on dws.com. The posted portfolio holdings information is available by fund and generally remains accessible at least until the date on which the fund files its Form N-CSR or N-Q (or, once the fund begins filing on Form N-PORT in April 2019, a Form N-CSR or publicly available Form N-PORT) with the SEC for the period that includes the date as of which the posted information is current. In addition, the fund’s top ten equity holdings and other fund information is posted on dws.com as of the calendar quarter-end on or after the 10th calendar day following quarter-end. The fund’s Statement of Additional Information includes a description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio holdings.
Who Manages and Oversees the Fund
The Investment Advisor
DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for the fund. Under the oversight of the Board, the Advisor makes investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. Deutsche Bank AG reorganized its asset management division, Deutsche Asset Management, into a separate financial services firm, DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is now a separate, publicly-listed financial services firm that is an indirect, majority-owned subsidiary of Deutsche Bank AG. The Advisor is an indirect, wholly-owned subsidiary of DWS Group. The Advisor and its predecessors have more than 90 years of experience managing mutual funds and provide a full range of global investment advisory services to institutional and retail clients.
DWS represents the asset management activities conducted by DWS Group or any of its subsidiaries, including DIMA, other affiliated investment advisors and DWS Distributors, Inc. (“DDI” or the “Distributor”). DWS is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.
The Advisor may utilize the resources of its global investment platform to provide investment management services through branch offices or affiliates located outside the US. In some cases, the Advisor may also utilize its branch offices or affiliates located in the US or outside the US to perform certain services, such as trade execution, trade matching and settlement, or various administrative, back-office or other services. To the extent services are performed outside the US, such activity may be subject to both US and foreign regulation. It is possible that the jurisdiction in which the Advisor or its affiliate performs such services may impose restrictions or limitations on portfolio transactions that are different from, and in addition to, those that apply in the US.
Management Fee. The Advisor receives a management fee from the fund. Below is the management rate paid by the fund for the most recent fiscal year, as a percentage of the fund’s average daily net assets:
Fund Name	Fee Paid
DWS Global Income Builder VIP	0.36%**
**	Reflects the effect of expense limitations and/or fee waivers then in effect.
The following waiver is currently in effect:
The Advisor has contractually agreed through September 30, 2019 to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses and acquired fund fees and expenses) at 0.73% for Class A shares. The agreement may only be terminated with the consent of the fund’s Board.
DWS Global Income Builder VIP may invest in other mutual funds advised by the Advisor and its affiliates (“affiliated mutual funds”). In the case of an investment in DWS Emerging Markets Fixed Income Fund, DWS Floating Rate Fund or DWS High Income Fund, the Advisor has agreed to apply a management fee credit to the fund equal to the management fee of DWS Emerging Markets Fixed Income Fund, DWS Floating Rate Fund or DWS High Income Fund, as applied to the amount of assets invested by the fund in DWS Emerging Markets Fixed Income Fund, DWS Floating Rate Fund or DWS High Income Fund.
A discussion regarding the basis for the Board renewal of the fund’s investment management agreement and subadvisory agreement is contained in the most recent shareholder report for the annual period ended December 31 and the semi-annual period ended June 30 (see “Shareholder reports” on the back cover).
Prospectus May 1, 2019	15	Fund Details

Under a separate administrative services agreement between the fund and the Advisor, the fund pays the Advisor a fee of 0.10% of the fund’s average daily net assets for providing most of the fund's administrative services. The administrative services fee discussed above is included in the fees and expenses table under “Other expenses.”
Subadvisor
DWS Alternatives Global Limited acts as subadvisor for the fund and, as such, provides portfolio management services to the fund. DWS Alternatives Global Limited is an investment advisor registered with the Securities and Exchange Commission and is a direct, wholly-owned subsidiary of DWS Group. Pursuant to a subadvisory agreement between DIMA and DWS Alternatives Global Limited, DIMA, not the fund, compensates DWS Alternatives Global Limited for the services it provides to the fund. DWS Alternatives Global Limited, formerly known as Deutsche Alternative Asset Management (Global) Limited, is located at 70 Victoria Street, The Zig Zag Building, London, United Kingdom, SW1E6SQ. DWS Alternatives Global Limited’s assets under management are currently comprised of institutional accounts and investment companies.
Multi-Manager Structure. The Advisor, subject to the approval of the Board, has ultimate responsibility to oversee any subadvisor to the fund and to recommend the hiring, termination and replacement of subadvisors. The fund and the Advisor have received an order from the SEC that permits the Advisor to appoint or replace certain subadvisors, to manage all or a portion of the fund’s assets and enter into, amend or terminate a subadvisory agreement with certain subadvisors, in each case subject to the approval of the fund’s Board but without obtaining shareholder approval (“multi-manager structure”). The multi-manager structure applies to subadvisors that are not affiliated with the fund or the Advisor (“nonaffiliated subadvisors”), as well as subadvisors that are indirect or direct, wholly-owned subsidiaries of the Advisor or that are indirect or direct, wholly-owned subsidiaries of the same company that, indirectly or directly, wholly owns the Advisor (“wholly-owned subadvisors”). Pursuant to the SEC order, the Advisor, with the approval of the fund’s Board, has the discretion to terminate any subadvisor and allocate and reallocate the fund’s assets among any other nonaffiliated subadvisors or wholly-owned subadvisors (including terminating a nonaffiliated subadvisor and replacing it with a wholly-owned subadvisor). The fund and the Advisor are subject to the conditions imposed by the SEC order, including the condition that within 90 days of hiring a new subadvisor pursuant to the multi-manager structure, the fund will provide shareholders with an information statement containing information about the new subadvisor. The shareholders of the fund have approved the multi-manager structure described herein.
Management
DWS Global Income Builder VIP
The following Portfolio Managers are jointly and primarily responsible for the day-to-day management of the fund.
John D. Ryan, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2012.
■	Joined DWS in 2010 from Northern Trust where he served as a senior portfolio manager. Previously, he served as portfolio manager and head of credit trading for Deutsche Asset Management from 1998-2003.
■	Portfolio Manager for US and UK Unconstrained Funds: London.
■	Investment industry experience began in 1993.
■	BA in Economics, University of Chicago; MBA, University of Chicago.
Darwei Kung, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2013.
■	Joined DWS in 2006; previously has worked as a Director, Engineering and Business Development at Calpoint LLC from 2001-2004.
■	Portfolio Manager: New York.
■	BS and MS, University of Washington, Seattle; MS and MBA, Carnegie Mellon University.
Di Kumble, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2014.
■	Joined DWS in 2003 with seven years of industry experience. Prior to joining, she served as a Portfolio Manager at Graham Capital Management. Previously, she worked as a Quantitative Strategist at ITG Inc. and Morgan Stanley.
■	Senior Portfolio Manager, Head of Tax Managed Equities: New York.
■	BS, Beijing University; PhD in Chemistry, Princeton University.
Thomas M. Farina, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2019.
■	Joined DWS in 2006 with 12 years of industry experience. Head of Investment Grade Corporate Credit since 2013. Prior to joining, he held roles at Merrill Lynch Investment Management, Greenwich NatWest and at DnB Asset Management. He began his career as a Ratings Analyst at Standard & Poor’s.
■	Senior Portfolio Manager and Co-Head of US Credit: New York.
■	BA and MA in Economics, State University of New York at Albany.
Dokyoung Lee, CFA, Director. Portfolio Manager of the fund. Began managing the fund in 2018.
■	Joined DWS in 2018 with 24 years of industry experience; previously, worked as Head of Research and Portfolio Manager in the Global Multi-Asset Group at Oppenheimer Funds, and in research and portfolio management roles at AllianceBernstein.
■	BSE, Princeton University.
Prospectus May 1, 2019	16	Fund Details

Scott Agi, CFA, Director. Portfolio Manager of the fund. Began managing the fund in 2019.
■	Joined DWS in 2006 with eight years of industry experience. Prior to joining, he served as an MBS Analyst at Bear Stearns, in Portfolio Analytics at TimesSquare Capital Management and as a Quantitative Analyst in the Municipal Bond Division at The Vanguard Group.
■	Head of US Rates and Mortgage Backed Securities Sector Team: New York.
■	BS in Finance, Albright College.
The fund’s Statement of Additional Information provides additional information about a portfolio manager’s investments in the fund, a description of the portfolio management compensation structure and information regarding other accounts managed.
Prospectus May 1, 2019	17	Fund Details

Investing in the Fund
Your Investment in the Fund
The information in this section may affect anyone who selects the fund as an investment option in a variable annuity contract or variable life insurance policy that offers the fund. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The fund assumes no responsibility for such prospectuses.
For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at fundsus.dws.com/EN/resources/calculators.jsp (the Web site does not form a part of this prospectus).
Policies about transactions
The information in this prospectus applies to Class A shares of the fund. The fund offers two classes of shares. Class A shares are offered at net asset value and are not subject to 12b-1 fees.
Technically, the shareholders of Deutsche DWS Variable Series II are the participating insurance companies (the “insurance companies”) that offer the fund as choices for holders of certain variable annuity contracts or variable life insurance policies (the “contract(s)”) issued or sponsored by the insurance companies. The insurance companies may pass through voting rights to the contract owners. The fund does not sell shares directly to the public. The fund sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the fund by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract. Depending on context in the prospectus, the terms “you” and “yours” refer to either a contract owner or to the insurance company that issues the contract. References to “buying,” “purchasing” or “holding” fund shares refer only to the insurance company, not the contract owner.
Please bear in mind that there are important differences between DWS retail funds available to any investor (a “Retail Fund”) and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the fund, are not sold to insurance company separate accounts to fund investments in variable insurance contracts. In addition, the investment objective, policies and strategies of the fund, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than the fund and have different expense ratios than the fund. As a result, the performance of the fund and a Retail Fund will differ.
Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the fund, orderly portfolio management could be disrupted to the potential detriment of shareholders of the fund.
The fund currently does not foresee any disadvantages to the holders of variable annuity contracts or variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in any such event.
The fund has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. This means that when an insurance company opens an account, the fund will ask for its name, address and other information that will allow the fund to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.
For certain insurance companies, the fund might request additional information (for instance, the fund would ask for documents such as the insurance company’s articles of incorporation) to help the fund verify the insurance company’s identity.
The fund will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in “good order.” Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

Prospectus May 1, 2019	18	Investing in the Fund

The fund may reject a new account application if the insurance company doesn’t provide any required or requested identifying information, or for other reasons.
Buying and Selling Shares
The fund is open for business each day the New York Stock Exchange is open. The fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).
The fund continuously sells shares to each insurance company separate account, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed by the insurance company. The insurance company offers contract owners units in its separate accounts which correspond to shares in a fund. Each insurance company submits purchase and redemption orders to a fund based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed by the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.
Important information about buying and selling shares
■	After receiving a contract owner’s order, the insurance company buys or sells shares at the net asset value next calculated on any day the fund is open for business.
■	Unless otherwise instructed, the fund normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.
■	Redemptions will generally be in the form of cash, though the fund reserves the right to redeem in kind as described below. The fund typically expects to satisfy redemption requests by using available cash or by selling portfolio securities if available cash is not sufficient to meet redemptions. The fund may utilize an existing line of credit for temporary coverage in the event of a cash shortfall. The fund may also utilize interfund lending, though such use is expected to be rare. The fund may use any of these methods of satisfying redemption requests under normal or stressed market conditions. During periods of distressed market conditions, when a significant portion of the fund’s portfolio may be comprised of less-liquid investments, the fund may be more likely to pay redemption proceeds by giving you securities.
■	The fund does not issue share certificates.
■	The fund reserves the right to reject purchases of shares for any reason.
■	The fund reserves the right to withdraw or suspend the offering of shares at any time.
■	The fund reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a fund from disposing of its portfolio securities or pricing its shares.
■	The fund may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the fund, they are deemed to be in the fund’s best interests or when the fund is requested or compelled to do so by governmental authority or by applicable law.
■	The fund may close and liquidate an account if the fund is unable to verify provided information, or for other reasons; if the fund decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the fund shares and may incur tax liability.
■	The fund may pay for shares sold by “redeeming in kind,” that is, by distributing to you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the fund generally won’t make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund’s net assets, whichever is less.
■	A purchase order from an insurance company separate account may not be accepted if the sale of fund shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the fund.
Market Timing Policies and Procedures. Short-term and excessive trading of fund shares may present risks to the fund’s long-term shareholders (as used herein, the term “shareholders” may refer to the contract owners), including potential dilution in the value of fund shares, interference with the efficient management of a fund (including losses on the sale of investments), realized gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if the fund invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have “readily available market quotations.” Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in fund valuation that arise
Prospectus May 1, 2019	19	Investing in the Fund

from the nature of the securities held by the fund (e.g., “time zone arbitrage”). The fund discourages short-term and excessive trading and has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.
The fund reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, the fund may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to the fund. The fund, through its Advisor and transfer agent, will monitor changes in investment direction (CID) by a shareholder within a fund. A CID is a transaction opposite to the prior transaction, which can be a purchase, redemption or exchange. The fund may take other trading activity into account if the fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.
Shareholders are limited to four roundtrip transactions in the same DWS fund (excluding money market funds) over a rolling 12-month period. A “roundtrip” transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same fund's shares. Shareholders with four or more roundtrip transactions in the same DWS fund within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that DWS fund for 12 months. The fund reserves the right to extend or maintain a block beyond 12-months if it deems that the shareholder's activity was harmful to the fund, or that the pattern of activity suggests a pattern of abuse. The rights of a shareholder to redeem shares of a DWS fund are not affected by the four roundtrip transaction limitation.
The fund may make exceptions to the roundtrip transaction policy for certain types of transactions if in the opinion of the Advisor, the transactions do not represent short-term or excessive trading or are not abusive or harmful to the fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the fund or administrator and transactions by certain qualified fund-of-funds.
In certain circumstances, the fund may rely upon the policy of the insurance company or other financial intermediary to deter short-term or excessive trading if the Advisor believes that the policy of such insurance company or other financial intermediary is reasonably designed to detect and deter transactions that are not in the best interests of the fund. An insurance company’s or other financial intermediary’s policy relating to short-term or excessive trading may be more or less restrictive than the DWS funds' policy, may permit certain transactions not permitted by DWS funds' policies, or prohibit transactions not subject to DWS funds' policies.
The Advisor may also accept undertakings from an insurance company or other financial intermediary to enforce short-term or excessive trading policies on behalf of the fund that provide a substantially similar level of protection for the fund against such transactions. For example, certain insurance companies may have contractual or legal restrictions, or operational constraints, that prevent them from blocking an account. In such instances, the Advisor may permit the insurance company to use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.
In addition, to the extent that the fund invests some portion of its assets in foreign securities, that fund has adopted certain fair valuation practices intended to protect the fund from “time zone arbitrage” with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the fund. (See “How the Fund Calculates Share Price.”)
There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying contract holders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. The Advisor reviews trading activity at the separate account level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the separate account level, the Advisor will contact the insurance company or other financial intermediary to request underlying contract holder activity. Depending on the amount of fund shares held in such separate account (which may represent most of the fund’s shares), short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. If short-term or excessive trading is identified, the Advisor will take appropriate action.
The fund’s market timing policies and procedures may be modified or terminated at any time.
How to receive account information
If you are a contract owner, you should contact your insurance company or the organization that provides recordkeeping services for information about your account.
Please see the contract prospectus that accompanies this prospectus for the customer service telephone number.
How to select shares
Shares in the fund are available in connection with certain variable annuity and life insurance arrangements. Each insurance company has different provisions about how and
Prospectus May 1, 2019	20	Investing in the Fund

when their contract owners may select fund shares. Each insurance company is responsible for communicating its contract owners’ instructions to the fund. Contract owners should contact their insurance company to effect transactions in connection with the fund.
Financial intermediary support payments
The Advisor, the Distributor and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries (“financial representatives”) in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares (“revenue sharing”). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the fund, any recordkeeping/sub-transfer agency/networking fees payable by the fund (generally through the Distributor or an affiliate) and/or the Distributor or Advisor to certain financial representatives for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial representatives. For example, the Advisor, the Distributor and/or their affiliates may, using their legitimate profits, compensate financial representatives for providing the fund with “shelf space” or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund “supermarket” platforms and other formal sales programs; granting the Distributor access to the financial representative’s sales force; granting the Distributor access to the financial representative’s conferences and meetings; assistance in training and educating the financial representative’s personnel; and obtaining other forms of marketing support. In addition, revenue sharing payments may consist of the Distributor’s and/or its affiliates’ payment or reimbursement of ticket charges that would otherwise be assessed by a financial representative on an investor’s fund transactions.
The level of revenue sharing payments made to financial representatives may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial representative, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial representatives or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial representatives based on, for example, the nature of the services provided by the financial representative.
The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares or the retention and/or servicing of investors to financial representatives in amounts that generally range from 0.01% up to 0.52% of assets of the fund serviced and maintained by the financial representative, 0.05% to 0.25% of sales of the fund attributable to the financial representative, a flat fee of up to $143,750, or any combination thereof. These amounts are annual figures typically paid on a quarterly basis and are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial representative’s recommendation of the fund or of any particular share class of the fund. You should review your financial representative’s compensation disclosure and/or talk to your financial representative to obtain more information on how this compensation may have influenced your financial representative’s recommendation of the fund. Additional information regarding these revenue sharing payments is included in the fund’s Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).
The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial representatives under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial representatives to retirement plans that obtain recordkeeping services from ADP, Inc. or to 403(b) plans that obtain recordkeeping services from Ascensus, Inc. on the DWS-branded retirement plan platform (the “Platform”). The level of revenue sharing payments is based upon sales of both the DWS funds and the non-DWS funds by the financial representative on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial representative on the Platform.
It is likely that broker-dealers that execute portfolio transactions for the fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates
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will not use fund brokerage to pay for their obligation to provide additional compensation to financial representatives as described above.
How the Fund Calculates Share Price
To calculate net asset value per share, or NAV, the fund uses the following equation:
(	Total Assets	−	Total Liabilities	)	÷	Total Number of Shares Outstanding	=	NAV
The price at which you buy and sell shares for the fund is the NAV. To obtain the fund's most recent share price, go to dws.com (we have included our Web site address as an inactive textual reference and do not intend it to be an active link to our Web site; the Web site does not form a part of this prospectus) or call the telephone number included in this prospectus.
For the underlying mutual funds in which the fund invests, we use the NAV of the underlying mutual funds. For other securities, we typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security’s value or a meaningful portion of the value of the fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the fund’s value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.
It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be the fund’s use of fair value pricing. This is intended to reduce the fund’s exposure to “time zone arbitrage” and other harmful trading practices. (See “Market timing policies and procedures.”)
To the extent that the fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren’t able to buy or sell fund shares through the contract. This is because some foreign markets are open on days and at times when the fund doesn’t price the shares.
Distributions
The fund intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The fund may make additional distributions if necessary.
All distributions will be reinvested in shares of a fund unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the fund for federal income tax purposes.
Taxes
The fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and intends to meet all requirements necessary to avoid paying any federal income or excise taxes.
Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59½ may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.
In order for investors to receive the favorable federal income tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to diversify its assets such that a separate account investing in the fund will comply with these requirements with respect to the amounts invested in a fund. If a fund or separate account does not meet such requirements or if a fund were to fail to qualify as a regulated investment company for any taxable year and could not or did not cure such failure, income allocable to the contracts associated with the separate account may be taxable currently for federal income tax purposes to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure. In addition, if a fund were to fail to qualify and be eligible for treatment as a regulated investment company for any taxable year and could not or did not cure such failure, the fund would be subject to tax on its taxable income at corporate rates.
Under Treasury regulations, insurance companies holding the separate accounts may have to report to the IRS losses above a certain amount resulting from a sale or disposition of a fund’s shares.
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The discussion above is generally based on the assumption that shares of a fund will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the IRS finds an impermissible level of “investor control” over the investment options underlying variable contracts), the advantageous federal income tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available. In that situation, the person or persons determined to own the fund shares will be currently taxed for federal income tax purposes on fund distributions, and on the proceeds of any redemption of fund shares.
Participating insurance companies should consult their own tax advisors as to whether distributions from a fund are subject to federal income tax if they are retained as part of policy reserves.
Fund investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments, which will reduce a fund's return on such securities.
The fund’s investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such investments. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.
The preceding is a brief summary of certain of the relevant federal income tax considerations. Because each shareholder’s and contract holder’s tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible federal, foreign, state or local taxes.
Prospectus May 1, 2019	23	Investing in the Fund

Financial Highlights
The financial highlights are designed to help you understand recent financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the fund’s annual report (see “Shareholder reports” on the back cover). This information does not reflect charges and fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These charges and fees will reduce returns.

DWS Global Income Builder VIP — Class A
	Years Ended December 31,
	2018	2017	2016	2015	2014
Selected Per Share Data
Net asset value, beginning of period	$26.56	$23.50	$22.93	$24.62	$27.30
Income (loss) from investment operations:
Net investment income[a]	.80	.71	.61	.68	.72
Net realized and unrealized gain (loss)	(2.67)	3.10	.91	(.97)	.25
Total from investment operations	(1.87)	3.81	1.52	(.29)	.97
Less distributions from:
Net investment income	(.98)	(.75)	(.95)	(.76)	(.85)
Net realized gains	(2.38)	—	—	(.64)	(2.80)
Total distributions	(3.36)	(.75)	(.95)	(1.40)	(3.65)
Net asset value, end of period	$21.33	$26.56	$23.50	$22.93	$24.62
Total Return (%)	(7.66)[b]	16.54	6.81	(1.44)[b]	3.83
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	120	147	185	202	247
Ratio of expenses before expense reductions (%)[c]	.69	.63	.62	.60	.62
Ratio of expenses after expense reductions (%)[c]	.68	.63	.62	.58	.62
Ratio of net investment income (loss) (%)	3.34	2.85	2.66	2.85	2.83
Portfolio turnover rate (%)	70	122	135	92	88
a	Based on average shares outstanding during the period.
b	Total return would have been lower had certain expenses not been reduced.
c	Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.
Prospectus May 1, 2019	24	Financial Highlights

Appendix
Hypothetical Expense Summary
Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the fund may be higher or lower than 5% and, for money market funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.
The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund’s prospectus to consider the investment objective, risks, expenses and charges of the fund prior to investing.

DWS Global Income Builder VIP — Class A
	Maximum Sales Charge: 0.00%	Initial Hypothetical Investment: $10,000		Assumed Rate of Return: 5%
Year	Cumulative Return Before Fees & Expenses	Annual Fund Expense Ratios	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	0.69%	4.31%	$10,431.00	$70.49
2	10.25%	0.69%	8.81%	$10,880.58	$73.52
3	15.76%	0.69%	13.50%	$11,349.53	$76.69
4	21.55%	0.69%	18.39%	$11,838.69	$80.00
5	27.63%	0.69%	23.49%	$12,348.94	$83.45
6	34.01%	0.69%	28.81%	$12,881.18	$87.04
7	40.71%	0.69%	34.36%	$13,436.36	$90.80
8	47.75%	0.69%	40.15%	$14,015.47	$94.71
9	55.13%	0.69%	46.20%	$14,619.53	$98.79
10	62.89%	0.69%	52.50%	$15,249.64	$103.05
Total					$858.54
Additional Index Information
S&P Target Risk Moderate Index offers significant exposure to fixed income, while also increasing opportunities for higher returns through equities.
Bloomberg Barclays U.S. Universal Index represents the union of the U.S. Aggregate Index, U.S. Corporate High-Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index.
Prospectus May 1, 2019	25	Appendix

MSCI World High Dividend Yield Index is based on the MSCI World Index, its parent index, and includes large and mid capitalization stocks across 23 Developed Markets countries. The index is designed to reflect the performance of equities in the parent index (excluding REITs) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The index also applies quality screens and reviews 12-month past performance to omit stocks with potentially deteriorating fundamentals that could force them to cut or reduce dividends.
Prospectus May 1, 2019	26	Appendix

To Get More Information
Shareholder reports. Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected fund performance during its last fiscal year.
Statement of Additional Information (SAI). This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it’s legally part of this prospectus).
For a free copy of any of these documents or to request other information about the fund, contact DWS at the telephone number or address listed below. SAIs and shareholder reports are also available through the DWS Web site at dws.com. These documents and other information about the fund are available from the EDGAR
Database on the SEC’s Internet site at sec.gov. If you like, you may obtain copies of this information, after paying a duplicating fee, by e-mailing a request to publicinfo@sec.gov.
Contact Information
DWS	222 South Riverside Plaza Chicago, IL 60606-5808 dws.com
(800) 728-3337
Distributor	DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
SEC File Number	Deutsche DWS Variable Series II 811-05002
(05/01/19) 2A-GIB

Prospectus
May 1, 2019
DEUTSCHE DWS VARIABLE SERIES II (formerly DEUTSCHE VARIABLE SERIES II)
Class A

DWS Government & Agency Securities VIP (formerly Deutsche Government & Agency Securities VIP)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission (SEC), you may not be receiving paper copies of the fund’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from your insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a Web site, and your insurance company will notify you by mail each time a report is posted and provide you with a Web site link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your insurance company electronically by following the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. If your insurance company informs you that future reports will be delivered via Web access, you can inform your insurance company that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by your insurance company.
This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.
The SEC does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

DWS Government & Agency Securities VIP
(formerly Deutsche Government & Agency Securities VIP)
Investment Objective
The fund seeks high current income consistent with preservation of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.
SHAREHOLDER FEES
(paid directly from your investment)	None
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)
Management fee	0.45
Distribution/service (12b-1) fees	None
Other expenses	0.48
Total annual fund operating expenses	0.93
Fee waiver/expense reimbursement	0.40
Total annual fund operating expenses after fee waiver/expense reimbursement	0.53
The Advisor has contractually agreed through April 30, 2020 to waive its fees and/or reimburse certain operating expenses of the fund to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses and acquired funds fees and expenses) at a ratio no higher than 0.53% for Class A shares. The agreement may only be terminated with the consent of the fund’s Board.
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses (including one year of capped expenses in each period) remain the same. This example does not reflect any fees or sales charges imposed by a variable contract for which the fund is an investment option. If they were included, your costs would be higher.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$54	$256	$476	$1,106
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 448% of the average value of its portfolio.
Principal Investment Strategy
Main investments. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in US government securities and repurchase agreements of US government securities. US government-related debt instruments in which the fund may invest include: (i) direct obligations of the US Treasury; (ii) securities such as Ginnie Maes which are mortgage-backed securities issued and guaranteed by the Government National Mortgage Association (GNMA) and supported by the full faith and credit of the United States; and (iii) securities issued or guaranteed, as to their payment of principal and interest, by US government agencies or government sponsored entities, some of which may be supported only by the credit of the issuer.

Prospectus May 1, 2019	1	DWS Government & Agency Securities VIP

The fund may also invest in securities or instruments on a when-issued, delayed delivery or forward commitment basis (e.g. TBAs). A forward commitment transaction is an agreement by the fund to purchase or sell securities at a specified future date. The fund may sell the forward commitment securities before the settlement date or enter into new commitments to extend the delivery date into the future.
The fund normally invests all of its assets in securities issued or guaranteed by the US government, its agencies or instrumentalities, except the fund may invest up to 10% of its net assets in cash equivalents, such as money market funds, and short-term bond funds. These securities may not be issued or guaranteed by the US government, its agencies or instrumentalities.
Management process. In deciding which types of government bonds to buy and sell, portfolio management first considers the relative attractiveness of US Treasuries compared to other US government and agency securities and then determines allocations. Their decisions are generally based on a number of factors, including changes in supply and demand within the bond market.
In choosing individual bonds, portfolio management reviews each bond’s fundamentals, compares the yields of shorter maturity bonds to those of longer maturity bonds and uses technical analysis to project prepayment rates and other factors that could affect a bond’s attractiveness. Portfolio management may also adjust the duration (a measure of sensitivity to interest rate movements) of the fund’s portfolio, based upon their analysis.
Derivatives. Portfolio management generally may use futures contracts and interest rate swap contracts, which are types of derivatives (contracts whose value are based on, for example, indices, currencies or securities) to gain exposure to different parts of the yield curve while managing overall duration. In addition, portfolio management generally may use options, forward foreign currency contracts and total return swap contracts, which are types of derivatives, to seek to enhance potential gains by increasing or decreasing the fund’s exposure to a particular sector or market or as a substitute for direct investment.
The fund may also use other types of derivatives (I) for hedging; (ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (IV) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.
Securities lending. The fund may lend securities (up to one-third of total assets) to approved institutions, such as registered broker-dealers, banks and pooled investment vehicles.
Active Trading. The fund may trade actively and this may lead to high portfolio turnover.

Main Risks
There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Interest rate risk. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund’s debt securities, the more sensitive the fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) Recent and potential future changes in monetary policy made by central banks or governments are likely to affect the level of interest rates. Rising interest rates may prompt redemptions from the fund, which may force the fund to sell investments at a time when it is not advantageous to do so, which could result in losses. The fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.
Prepayment and extension risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund’s assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund’s share price and yield and could hurt fund performance.
Derivatives risk. Risks associated with derivatives may include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.
Credit risk. The fund's performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation.
Some securities issued by US government agencies or instrumentalities are backed by the full faith and credit of the US government. Other securities that are supported only by the credit of the issuing agency or instrumentality are subject to greater credit risk than securities backed by the full faith and credit of the US government. This is
Prospectus May 1, 2019	2	DWS Government & Agency Securities VIP

because the US government might provide financial support, but has no obligation to do so, if there is a potential or actual loss of principal or failure to make interest payments.
Because of the rising US government debt burden, it is possible that the US government may not be able to meet its financial obligations or that securities issued by the US government may experience credit downgrades. Such a credit event may also adversely impact the financial markets and the fund.
Mortgage-backed securities risk. These securities represent interests in “pools” of mortgages and often involve risks that are different from or possibly more acute than risks associated with other types of debt instruments. When market interest rates increase, the market values of mortgage-backed securities decline. At the same time, however, mortgage refinancings and prepayments slow, which lengthens the effective duration of these securities. As a result, the negative effect of the interest rate increase on the market value of mortgage-backed securities is usually more pronounced than it is for other types of fixed income securities, potentially increasing the volatility of the fund. Conversely, when market interest rates decline, while the value of mortgage-backed securities may increase, the rate of prepayment of the underlying mortgages also tends to increase, which shortens the effective duration of these securities and may expose the fund to a lower rate of return on investment.
Security selection risk. The securities in the fund’s portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.
Market risk. The market value of the securities in which the fund invests may be impacted by the prospects of individual issuers, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets.
Forward commitment risk. When a fund engages in when-issued, delayed delivery or forward commitment transactions (e.g., TBAs), the fund relies on the counterparty to consummate the sale. Failure to do so may result in the fund missing the opportunity to obtain a price or yield considered to be advantageous. Such transactions may also have the effect of leverage on the fund and may cause the fund to be more volatile. Additionally, these transactions may create a higher portfolio turnover rate.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment and/or the fund may sell certain investments at a price or time that is not advantageous in order to meet redemption requests or other cash needs. Unusual market conditions, such as an unusually high volume of redemptions or other similar conditions could increase liquidity risk for the fund, and in extreme conditions, the fund could have difficulty meeting redemption requests.
Pricing risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.
Securities lending risk. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.
Operational and technology risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations.
Active trading risk. Active securities trading could raise transaction costs (thus lowering returns).
Past Performance
How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends and distributions were reinvested. For more recent performance figures, go to dws.com (the Web site does not form a part of this prospectus) or call the telephone number included in this prospectus. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.
Prospectus May 1, 2019	3	DWS Government & Agency Securities VIP

CALENDAR YEAR TOTAL RETURNS  (%) (CLASS A)

	Returns	Period ending
Best Quarter	4.81%	June 30, 2010
Worst Quarter	-2.57%	June 30, 2013
Year-to-Date	2.20%	March 31, 2019
Average Annual Total Returns
(For periods ended 12/31/2018 expressed as a %)
	Class Inception	1 Year	5 Years	10 Years
Class A before tax	9/3/1987	0.55	1.71	3.01
Bloomberg Barclays GNMA Index (reflects no deduction for fees, expenses or taxes)		1.02	2.35	3.16
Management
Investment Advisor
DWS Investment Management Americas, Inc.
Portfolio Manager(s)
Gregory M. Staples, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2016.
Scott Agi, CFA, Director. Portfolio Manager of the fund. Began managing the fund in 2014.
Purchase and Sale of Fund Shares
The fund is intended for use in a variable insurance product. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.
Tax Information
The fund normally distributes its net investment income and realized capital gains, if any, to its shareholders, the separate accounts of participating insurance companies. These distributions may not be taxable to the holders of variable annuity contracts and variable life insurance policies. For information concerning the federal income tax consequences for the holders of such contracts or policies, holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.
Payments to Financial Intermediaries
If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund, the Advisor, and/or the Advisor’s affiliates, may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's Web site for more information.
Prospectus May 1, 2019	4	DWS Government & Agency Securities VIP

Fund Details
Additional Information About Fund Strategies and Risks
DWS Government & Agency Securities VIP
Investment Objective
The fund seeks high current income consistent with preservation of capital.
Principal Investment Strategy
Main investments. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in US government securities and repurchase agreements of US government securities. US government-related debt instruments in which the fund may invest include: (i) direct obligations of the US Treasury; (ii) securities such as Ginnie Maes which are mortgage-backed securities issued and guaranteed by the Government National Mortgage Association (GNMA) and supported by the full faith and credit of the United States; and (iii) securities issued or guaranteed, as to their payment of principal and interest, by US government agencies or government sponsored entities, some of which may be supported only by the credit of the issuer.
The fund may also invest in securities or instruments on a when-issued, delayed delivery or forward commitment basis (e.g. TBAs). A forward commitment transaction is an agreement by the fund to purchase or sell securities at a specified future date. The fund may sell the forward commitment securities before the settlement date or enter into new commitments to extend the delivery date into the future.
The fund normally invests all of its assets in securities issued or guaranteed by the US government, its agencies or instrumentalities, except the fund may invest up to 10% of its net assets in cash equivalents, such as money market funds, and short-term bond funds. These securities may not be issued or guaranteed by the US government, its agencies or instrumentalities.
Management process. In deciding which types of government bonds to buy and sell, portfolio management first considers the relative attractiveness of US Treasuries compared to other US government and agency securities and then determines allocations. Their decisions are generally based on a number of factors, including changes in supply and demand within the bond market.
In choosing individual bonds, portfolio management reviews each bond’s fundamentals, compares the yields of shorter maturity bonds to those of longer maturity bonds and uses technical analysis to project prepayment rates and other factors that could affect a bond’s attractiveness. Portfolio management may also adjust the duration (a measure of sensitivity to interest rate movements) of the fund’s portfolio, based upon their analysis.
Derivatives. Portfolio management generally may use futures contracts and interest rate swap contracts, which are types of derivatives (contracts whose value are based on, for example, indices, currencies or securities) to gain exposure to different parts of the yield curve while managing overall duration. In addition, portfolio management generally may use options, forward foreign currency contracts and total return swap contracts, which are types of derivatives, to seek to enhance potential gains by increasing or decreasing the fund’s exposure to a particular sector or market or as a substitute for direct investment.
The fund may also use other types of derivatives (I) for hedging; (ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (IV) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.
Securities lending. The fund may lend securities (up to one-third of total assets) to approved institutions, such as registered broker-dealers, banks and pooled investment vehicles.
Active Trading. The fund may trade actively and this may lead to high portfolio turnover.
Main Risks
There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments. The fund may not achieve its investment objective, and is not

Prospectus May 1, 2019	5	Fund Details

intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Interest rate risk. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund’s debt securities, the more sensitive the fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) Recent and potential future changes in monetary policy made by central banks or governments are likely to affect the level of interest rates. Rising interest rates may prompt redemptions from the fund, which may force the fund to sell investments at a time when it is not advantageous to do so, which could result in losses. The fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.
Prepayment and extension risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund’s assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund’s share price and yield and could hurt fund performance.
Derivatives risk. Risks associated with derivatives may include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.
There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.
Credit risk. The fund's performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation.
Some securities issued by US government agencies or instrumentalities are backed by the full faith and credit of the US government. Other securities that are supported only by the credit of the issuing agency or instrumentality are subject to greater credit risk than securities backed by the full faith and credit of the US government. This is because the US government might provide financial support, but has no obligation to do so, if there is a potential or actual loss of principal or failure to make interest payments.
Because of the rising US government debt burden, it is possible that the US government may not be able to meet its financial obligations or that securities issued by the US government may experience credit downgrades. Such a credit event may also adversely impact the financial markets and the fund.
Mortgage-backed securities risk. These securities represent interests in “pools” of mortgages and often involve risks that are different from or possibly more acute than risks associated with other types of debt instruments. When market interest rates increase, the market values of mortgage-backed securities decline. At the same time, however, mortgage refinancings and prepayments slow, which lengthens the effective duration of these securities. As a result, the negative effect of the interest rate increase on the market value of mortgage-backed securities is usually more pronounced than it is for other types of fixed income securities, potentially increasing the volatility of the fund. Conversely, when market interest rates decline, while the value of mortgage-backed securities may increase, the rate of prepayment of the underlying mortgages also tends to increase, which shortens the effective duration of these securities and may expose the fund to a lower rate of return on investment.
Security selection risk. The securities in the fund’s portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.
Market risk. The market value of the securities in which the fund invests may be impacted by the prospects of individual issuers, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets.
Forward commitment risk. When a fund engages in when-issued, delayed delivery or forward commitment transactions (e.g., TBAs), the fund relies on the counterparty to consummate the sale. Failure to do so may result in the fund missing the opportunity to obtain a price or yield considered to be advantageous. Such transactions may also have the effect of leverage on the fund and may cause the fund to be more volatile. Additionally, these transactions may create a higher portfolio turnover rate.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to
Prospectus May 1, 2019	6	Fund Details

honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment and/or the fund may sell certain investments at a price or time that is not advantageous in order to meet redemption requests or other cash needs. Unusual market conditions, such as an unusually high volume of redemptions or other similar conditions could increase liquidity risk for the fund, and in extreme conditions, the fund could have difficulty meeting redemption requests.
This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced). This may affect only certain securities or an overall securities market.
The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed-income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Additionally, market participants, other than the fund, may attempt to sell fixed income holdings at the same time as the fund, which could cause downward pricing pressure and contribute to illiquidity.
Pricing risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.
Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may prevent the fund from being able to realize full value and thus sell a security for its full valuation. This could cause a material decline in the fund’s net asset value.
Securities lending risk. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.
Operational and technology risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations.
Cyber-attacks may include unauthorized attempts by third parties to improperly access, modify, disrupt the operations of, or prevent access to the systems of the fund’s service providers or counterparties, issuers of securities held by the fund or other market participants or data within them. In addition, power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
Cyber-attacks, disruptions, or failures may adversely affect the fund and its shareholders or cause reputational damage and subject the fund to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. For example, the fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value, and impede trading). In addition, cyber-attacks, disruptions, or failures involving a fund counterparty could affect such counterparty’s ability to meet its obligations to the fund, which may result in losses to the fund and its shareholders. Similar types of operational and technology risks are also present for issuers of securities held by the fund, which could have material adverse consequences for such issuers, and may cause the fund’s investments to lose value. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments.
While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions, or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund, or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such
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plans and processes will address the possibility of and fallout from cyber-attacks, disruptions, or failures. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, fund counterparties, issuers of securities held by the fund, or other market participants.
Active trading risk. Active securities trading could raise transaction costs (thus lowering returns).
Other Policies and Risks
While the previous pages describe the main points of the fund’s strategy and risks, there are a few other matters to know about:
■	Although major changes tend to be infrequent, the fund’s Board could change the fund's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days notice prior to making any changes to the fund's 80% investment policy as described herein.
■	When, in the Advisor's opinion, it is advisable to adopt a temporary defensive position because of unusual and adverse or other market conditions, up to 100% of the fund's assets may be held in cash or invested in money market securities or other short-term investments. Short-term investments consist of (1) foreign and domestic obligations of sovereign governments and their agencies and instrumentalities, authorities and political subdivisions; (2) other short-term rated debt securities or, if unrated, determined to be of comparable quality in the opinion of the Advisor; (3) commercial paper; (4) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (5) repurchase agreements. Short-term investments may also include shares of money market mutual funds. To the extent the fund invests in such instruments, the fund will not be pursuing its investment objective. However, portfolio management may choose to not use these strategies for various reasons, even in volatile market conditions.
■	Portfolio management measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, its own judgment. All securities must meet the credit quality standards applied by portfolio management at the time they are purchased. If a security’s credit quality changes, portfolio management will decide what to do with the security, based on its assessment of what would most benefit the fund.
■	From time to time, the fund may have a concentration of shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the fund.
■	Your fund assets may be at risk of being transferred to the appropriate state if you fail to maintain a valid address and/or if certain activity does not occur in your account within the time specified by state abandoned property law. Contact your financial representative or the transfer agent for additional information.
For More Information
This prospectus doesn’t tell you about every policy or risk of investing in the fund. If you want more information on the fund’s allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).
Keep in mind that there is no assurance that the fund will achieve its investment objective.
A complete list of the fund’s portfolio holdings as of the month-end is posted on dws.com on or after the last day of the following month. More frequent posting of portfolio holdings information may be made from time to time on dws.com. The posted portfolio holdings information is available by fund and generally remains accessible at least until the date on which the fund files its Form N-CSR or N-Q (or, once the fund begins filing on Form N-PORT in April 2019, a Form N-CSR or publicly available Form N-PORT) with the SEC for the period that includes the date as of which the posted information is current. The fund’s Statement of Additional Information includes a description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio holdings.
Who Manages and Oversees the Fund
The Investment Advisor
DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for the fund. Under the oversight of the Board, the Advisor makes investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. Deutsche Bank AG reorganized its asset management division, Deutsche Asset Management, into a separate financial services firm, DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is now a separate, publicly-listed financial services firm that is an indirect, majority-owned subsidiary of Deutsche Bank AG. The Advisor is an indirect, wholly-owned subsidiary of DWS Group. The Advisor and its predecessors have more than 90 years of experience managing mutual funds and provide a full range of global investment advisory services to institutional and retail clients.
DWS represents the asset management activities conducted by DWS Group or any of its subsidiaries, including DIMA, other affiliated investment advisors and DWS Distributors, Inc. (“DDI” or the “Distributor”). DWS is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio
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managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.
The Advisor may utilize the resources of its global investment platform to provide investment management services through branch offices or affiliates located outside the US. In some cases, the Advisor may also utilize its branch offices or affiliates located in the US or outside the US to perform certain services, such as trade execution, trade matching and settlement, or various administrative, back-office or other services. To the extent services are performed outside the US, such activity may be subject to both US and foreign regulation. It is possible that the jurisdiction in which the Advisor or its affiliate performs such services may impose restrictions or limitations on portfolio transactions that are different from, and in addition to, those that apply in the US.
Management Fee. The Advisor receives a management fee from the fund. Below is the management rate paid by the fund for the most recent fiscal year, as a percentage of the fund’s average daily net assets:
Fund Name	Fee Paid
DWS Government & Agency Securities VIP	0.07%**
**	Reflects the effects of expense limitations and/or fee waivers then in effect.
The following waiver is currently in effect:
The Advisor has contractually agreed through April 30, 2020 to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses and acquired funds fees and expenses) at a ratio no higher than 0.53% for Class A shares. The agreement may only be terminated with the consent of the fund’s Board.
A discussion regarding the basis for the Board renewal of the fund’s investment management agreement is contained in the most recent shareholder report for the annual period ended December 31 and the semi-annual period ended June 30 (see “Shareholder reports” on the back cover).
Under a separate administrative services agreement between the fund and the Advisor, the fund pays the Advisor a fee of 0.10% of the fund’s average daily net assets for providing most of the fund's administrative services. The administrative services fee discussed above is included in the fees and expenses table under “Other expenses.”
Multi-Manager Structure. The Advisor, subject to the approval of the Board, has ultimate responsibility to oversee any subadvisor to the fund and to recommend the hiring, termination and replacement of subadvisors. The fund and the Advisor have received an order from the SEC that permits the Advisor to appoint or replace certain subadvisors, to manage all or a portion of the fund’s assets and enter into, amend or terminate a subadvisory agreement with certain subadvisors, in each case subject to the approval of the fund’s Board but without obtaining shareholder approval (“multi-manager structure”). The multi-manager structure applies to subadvisors that are not affiliated with the fund or the Advisor (“nonaffiliated subadvisors”), as well as subadvisors that are indirect or direct, wholly-owned subsidiaries of the Advisor or that are indirect or direct, wholly-owned subsidiaries of the same company that, indirectly or directly, wholly owns the Advisor (“wholly-owned subadvisors”). Pursuant to the SEC order, the Advisor, with the approval of the fund’s Board, has the discretion to terminate any subadvisor and allocate and reallocate the fund’s assets among any other nonaffiliated subadvisors or wholly-owned subadvisors (including terminating a nonaffiliated subadvisor and replacing it with a wholly-owned subadvisor). The fund and the Advisor are subject to the conditions imposed by the SEC order, including the condition that within 90 days of hiring a new subadvisor pursuant to the multi-manager structure, the fund will provide shareholders with an information statement containing information about the new subadvisor. The shareholders of the fund have approved the multi-manager structure described herein.
Management
DWS Government & Agency Securities VIP
The following Portfolio Managers are jointly and primarily responsible for the day-to-day management of the fund.
Gregory M. Staples, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2016.
■	Joined DWS in 2005 with 23 years of industry experience. Prior to joining, he served as a Senior Managing Director at MONY.
■	Head of Fixed Income for North America: New York.
■	BA in Economics, Columbia College; MBA, New York University, Stern School of Business.
Scott Agi, CFA, Director. Portfolio Manager of the fund. Began managing the fund in 2014.
■	Joined DWS in 2006 with eight years of industry experience. Prior to joining, he served as an MBS Analyst at Bear Stearns, in Portfolio Analytics at TimesSquare Capital Management and as a Quantitative Analyst in the Municipal Bond Division at The Vanguard Group.
■	Head of US Rates and Mortgage Backed Securities Sector Team: New York.
■	BS in Finance, Albright College.
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The fund’s Statement of Additional Information provides additional information about a portfolio manager’s investments in the fund, a description of the portfolio management compensation structure and information regarding other accounts managed.
Prospectus May 1, 2019	10	Fund Details

Investing in the Fund
Your Investment in the Fund
The information in this section may affect anyone who selects the fund as an investment option in a variable annuity contract or variable life insurance policy that offers the fund. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The fund assumes no responsibility for such prospectuses.
For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at fundsus.dws.com/EN/resources/calculators.jsp (the Web site does not form a part of this prospectus).
Policies about transactions
The information in this prospectus applies to Class A shares of the fund. The fund offers two classes of shares. Class A shares are offered at net asset value and are not subject to 12b-1 fees.
Technically, the shareholders of Deutsche DWS Variable Series II are the participating insurance companies (the “insurance companies”) that offer the fund as choices for holders of certain variable annuity contracts or variable life insurance policies (the “contract(s)”) issued or sponsored by the insurance companies. The insurance companies may pass through voting rights to the contract owners. The fund does not sell shares directly to the public. The fund sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the fund by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract. Depending on context in the prospectus, the terms “you” and “yours” refer to either a contract owner or to the insurance company that issues the contract. References to “buying,” “purchasing” or “holding” fund shares refer only to the insurance company, not the contract owner.
Please bear in mind that there are important differences between DWS retail funds available to any investor (a “Retail Fund”) and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the fund, are not sold to insurance company separate accounts to fund investments in variable insurance contracts. In addition, the investment objective, policies and strategies of the fund, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than the fund and have different expense ratios than the fund. As a result, the performance of the fund and a Retail Fund will differ.
Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the fund, orderly portfolio management could be disrupted to the potential detriment of shareholders of the fund.
The fund currently does not foresee any disadvantages to the holders of variable annuity contracts or variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in any such event.
The fund has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. This means that when an insurance company opens an account, the fund will ask for its name, address and other information that will allow the fund to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.
For certain insurance companies, the fund might request additional information (for instance, the fund would ask for documents such as the insurance company’s articles of incorporation) to help the fund verify the insurance company’s identity.
The fund will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in “good order.” Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

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The fund may reject a new account application if the insurance company doesn’t provide any required or requested identifying information, or for other reasons.
Buying and Selling Shares
The fund is open for business each day the New York Stock Exchange is open. The fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).
The fund continuously sells shares to each insurance company separate account, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed by the insurance company. The insurance company offers contract owners units in its separate accounts which correspond to shares in a fund. Each insurance company submits purchase and redemption orders to a fund based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed by the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.
Important information about buying and selling shares
■	After receiving a contract owner’s order, the insurance company buys or sells shares at the net asset value next calculated on any day the fund is open for business.
■	Unless otherwise instructed, the fund normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.
■	Redemptions will generally be in the form of cash, though the fund reserves the right to redeem in kind as described below. The fund typically expects to satisfy redemption requests by using available cash or by selling portfolio securities if available cash is not sufficient to meet redemptions. The fund may utilize an existing line of credit for temporary coverage in the event of a cash shortfall. The fund may also utilize interfund lending, though such use is expected to be rare. The fund may use any of these methods of satisfying redemption requests under normal or stressed market conditions. During periods of distressed market conditions, when a significant portion of the fund’s portfolio may be comprised of less-liquid investments, the fund may be more likely to pay redemption proceeds by giving you securities.
■	The fund does not issue share certificates.
■	The fund reserves the right to reject purchases of shares for any reason.
■	The fund reserves the right to withdraw or suspend the offering of shares at any time.
■	The fund reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a fund from disposing of its portfolio securities or pricing its shares.
■	The fund may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the fund, they are deemed to be in the fund’s best interests or when the fund is requested or compelled to do so by governmental authority or by applicable law.
■	The fund may close and liquidate an account if the fund is unable to verify provided information, or for other reasons; if the fund decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the fund shares and may incur tax liability.
■	The fund may pay for shares sold by “redeeming in kind,” that is, by distributing to you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the fund generally won’t make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund’s net assets, whichever is less.
■	A purchase order from an insurance company separate account may not be accepted if the sale of fund shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the fund.
Market Timing Policies and Procedures. Short-term and excessive trading of fund shares may present risks to the fund’s long-term shareholders (as used herein, the term “shareholders” may refer to the contract owners), including potential dilution in the value of fund shares, interference with the efficient management of a fund (including losses on the sale of investments), realized gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if the fund invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have “readily available market quotations.” Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in fund valuation that arise
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from the nature of the securities held by the fund (e.g., “time zone arbitrage”). The fund discourages short-term and excessive trading and has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.
The fund reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, the fund may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to the fund. The fund, through its Advisor and transfer agent, will monitor changes in investment direction (CID) by a shareholder within a fund. A CID is a transaction opposite to the prior transaction, which can be a purchase, redemption or exchange. The fund may take other trading activity into account if the fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.
Shareholders are limited to four roundtrip transactions in the same DWS fund (excluding money market funds) over a rolling 12-month period. A “roundtrip” transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same fund's shares. Shareholders with four or more roundtrip transactions in the same DWS fund within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that DWS fund for 12 months. The fund reserves the right to extend or maintain a block beyond 12-months if it deems that the shareholder's activity was harmful to the fund, or that the pattern of activity suggests a pattern of abuse. The rights of a shareholder to redeem shares of a DWS fund are not affected by the four roundtrip transaction limitation.
The fund may make exceptions to the roundtrip transaction policy for certain types of transactions if in the opinion of the Advisor, the transactions do not represent short-term or excessive trading or are not abusive or harmful to the fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the fund or administrator and transactions by certain qualified fund-of-funds.
In certain circumstances, the fund may rely upon the policy of the insurance company or other financial intermediary to deter short-term or excessive trading if the Advisor believes that the policy of such insurance company or other financial intermediary is reasonably designed to detect and deter transactions that are not in the best interests of the fund. An insurance company’s or other financial intermediary’s policy relating to short-term or excessive trading may be more or less restrictive than the DWS funds' policy, may permit certain transactions not permitted by DWS funds' policies, or prohibit transactions not subject to DWS funds' policies.
The Advisor may also accept undertakings from an insurance company or other financial intermediary to enforce short-term or excessive trading policies on behalf of the fund that provide a substantially similar level of protection for the fund against such transactions. For example, certain insurance companies may have contractual or legal restrictions, or operational constraints, that prevent them from blocking an account. In such instances, the Advisor may permit the insurance company to use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.
In addition, to the extent that the fund invests some portion of its assets in foreign securities, that fund has adopted certain fair valuation practices intended to protect the fund from “time zone arbitrage” with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the fund. (See “How the Fund Calculates Share Price.”)
There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying contract holders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. The Advisor reviews trading activity at the separate account level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the separate account level, the Advisor will contact the insurance company or other financial intermediary to request underlying contract holder activity. Depending on the amount of fund shares held in such separate account (which may represent most of the fund’s shares), short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. If short-term or excessive trading is identified, the Advisor will take appropriate action.
The fund’s market timing policies and procedures may be modified or terminated at any time.
How to receive account information
If you are a contract owner, you should contact your insurance company or the organization that provides recordkeeping services for information about your account.
Please see the contract prospectus that accompanies this prospectus for the customer service telephone number.
How to select shares
Shares in the fund are available in connection with certain variable annuity and life insurance arrangements. Each insurance company has different provisions about how and
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when their contract owners may select fund shares. Each insurance company is responsible for communicating its contract owners’ instructions to the fund. Contract owners should contact their insurance company to effect transactions in connection with the fund.
Financial intermediary support payments
The Advisor, the Distributor and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries (“financial representatives”) in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares (“revenue sharing”). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the fund, any recordkeeping/sub-transfer agency/networking fees payable by the fund (generally through the Distributor or an affiliate) and/or the Distributor or Advisor to certain financial representatives for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial representatives. For example, the Advisor, the Distributor and/or their affiliates may, using their legitimate profits, compensate financial representatives for providing the fund with “shelf space” or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund “supermarket” platforms and other formal sales programs; granting the Distributor access to the financial representative’s sales force; granting the Distributor access to the financial representative’s conferences and meetings; assistance in training and educating the financial representative’s personnel; and obtaining other forms of marketing support. In addition, revenue sharing payments may consist of the Distributor’s and/or its affiliates’ payment or reimbursement of ticket charges that would otherwise be assessed by a financial representative on an investor’s fund transactions.
The level of revenue sharing payments made to financial representatives may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial representative, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial representatives or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial representatives based on, for example, the nature of the services provided by the financial representative.
The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares or the retention and/or servicing of investors to financial representatives in amounts that generally range from 0.01% up to 0.52% of assets of the fund serviced and maintained by the financial representative, 0.05% to 0.25% of sales of the fund attributable to the financial representative, a flat fee of up to $143,750, or any combination thereof. These amounts are annual figures typically paid on a quarterly basis and are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial representative’s recommendation of the fund or of any particular share class of the fund. You should review your financial representative’s compensation disclosure and/or talk to your financial representative to obtain more information on how this compensation may have influenced your financial representative’s recommendation of the fund. Additional information regarding these revenue sharing payments is included in the fund’s Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).
The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial representatives under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial representatives to retirement plans that obtain recordkeeping services from ADP, Inc. or to 403(b) plans that obtain recordkeeping services from Ascensus, Inc. on the DWS-branded retirement plan platform (the “Platform”). The level of revenue sharing payments is based upon sales of both the DWS funds and the non-DWS funds by the financial representative on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial representative on the Platform.
It is likely that broker-dealers that execute portfolio transactions for the fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates
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will not use fund brokerage to pay for their obligation to provide additional compensation to financial representatives as described above.
How the Fund Calculates Share Price
To calculate net asset value per share, or NAV, the fund uses the following equation:
(	Total Assets	−	Total Liabilities	)	÷	Total Number of Shares Outstanding	=	NAV
The price at which you buy and sell shares for the fund is the NAV. To obtain the fund's most recent share price, go to dws.com (we have included our Web site address as an inactive textual reference and do not intend it to be an active link to our Web site; the Web site does not form a part of this prospectus) or call the telephone number included in this prospectus.
We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security’s value or a meaningful portion of the value of the fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the fund’s value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.
It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be the fund’s use of fair value pricing. This is intended to reduce the fund’s exposure to “time zone arbitrage” and other harmful trading practices. (See “Market timing policies and procedures.”)
To the extent that the fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren’t able to buy or sell fund shares through the contract. This is because some foreign markets are open on days and at times when the fund doesn’t price the shares.
Distributions
The fund intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The fund may make additional distributions if necessary.
All distributions will be reinvested in shares of a fund unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the fund for federal income tax purposes.
Taxes
The fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and intends to meet all requirements necessary to avoid paying any federal income or excise taxes.
Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59½ may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.
In order for investors to receive the favorable federal income tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to diversify its assets such that a separate account investing in the fund will comply with these requirements with respect to the amounts invested in a fund. If a fund or separate account does not meet such requirements or if a fund were to fail to qualify as a regulated investment company for any taxable year and could not or did not cure such failure, income allocable to the contracts associated with the separate account may be taxable currently for federal income tax purposes to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure. In addition, if a fund were to fail to qualify and be eligible for treatment as a regulated investment company for any taxable year and could not or did not cure such failure, the fund would be subject to tax on its taxable income at corporate rates.
Under Treasury regulations, insurance companies holding the separate accounts may have to report to the IRS losses above a certain amount resulting from a sale or disposition of a fund’s shares.
The discussion above is generally based on the assumption that shares of a fund will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the IRS finds an impermissible level of “investor control” over the investment options underlying variable contracts), the advantageous federal
Prospectus May 1, 2019	15	Investing in the Fund

income tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available. In that situation, the person or persons determined to own the fund shares will be currently taxed for federal income tax purposes on fund distributions, and on the proceeds of any redemption of fund shares.
Participating insurance companies should consult their own tax advisors as to whether distributions from a fund are subject to federal income tax if they are retained as part of policy reserves.
Fund investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments, which will reduce a fund's return on such securities.
The fund’s investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such investments. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.
The preceding is a brief summary of certain of the relevant federal income tax considerations. Because each shareholder’s and contract holder’s tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible federal, foreign, state or local taxes.
Prospectus May 1, 2019	16	Investing in the Fund

Financial Highlights
The financial highlights are designed to help you understand recent financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the fund’s annual report (see “Shareholder reports” on the back cover). This information does not reflect charges and fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These charges and fees will reduce returns.

DWS Government & Agency Securities VIP — Class A
	Years Ended December 31,
	2018	2017	2016	2015	2014
Selected Per Share Data
Net asset value, beginning of period	$11.15	$11.25	$11.48	$11.80	$11.47
Income (loss) from investment operations:
Net investment income[a]	.28	.23	.25	.27	.29
Net realized and unrealized gain (loss)	(.22)	(.04)	(.13)	(.26)	.31
Total from investment operations	.06	.19	.12	.01	.60
Less distributions from:
Net investment income	(.30)	(.29)	(.35)	(.33)	(.27)
Net asset value, end of period	$10.91	$11.15	$11.25	$11.48	$11.80
Total Return (%)[b]	.55	1.67	1.06	.06	5.29
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	35	40	52	66	87
Ratio of expenses before expense reductions (%)[c]	.93	.87	.86	.74	.72
Ratio of expenses after expense reductions (%)[c]	.55	.61	.58	.68	.70
Ratio of net investment income (%)	2.58	2.03	2.22	2.33	2.49
Portfolio turnover rate (%)	448	588	521	376	393
a	Based on average shares outstanding during the period.
b	Total return would have been lower had certain expenses not been reduced.
c	Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.
Prospectus May 1, 2019	17	Financial Highlights

Appendix
Hypothetical Expense Summary
Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the fund may be higher or lower than 5% and, for money market funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.
The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund’s prospectus to consider the investment objective, risks, expenses and charges of the fund prior to investing.

DWS Government & Agency Securities VIP — Class A
	Maximum Sales Charge: 0.00%	Initial Hypothetical Investment: $10,000		Assumed Rate of Return: 5%
Year	Cumulative Return Before Fees & Expenses	Annual Fund Expense Ratios	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	0.53%	4.47%	$10,447.00	$54.18
2	10.25%	0.93%	8.72%	$10,872.19	$99.13
3	15.76%	0.93%	13.15%	$11,314.69	$103.17
4	21.55%	0.93%	17.75%	$11,775.20	$107.37
5	27.63%	0.93%	22.54%	$12,254.45	$111.74
6	34.01%	0.93%	27.53%	$12,753.21	$116.29
7	40.71%	0.93%	32.72%	$13,272.26	$121.02
8	47.75%	0.93%	38.12%	$13,812.44	$125.94
9	55.13%	0.93%	43.75%	$14,374.61	$131.07
10	62.89%	0.93%	49.60%	$14,959.66	$136.40
Total					$1,106.31
Additional Index Information
Bloomberg Barclays GNMA Index is an unmanaged market value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association.
Prospectus May 1, 2019	18	Appendix

To Get More Information
Shareholder reports. Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected fund performance during its last fiscal year.
Statement of Additional Information (SAI). This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it’s legally part of this prospectus).
For a free copy of any of these documents or to request other information about the fund, contact DWS at the telephone number or address listed below. SAIs and shareholder reports are also available through the DWS Web site at dws.com. These documents and other information about the fund are available from the EDGAR
Database on the SEC’s Internet site at sec.gov. If you like, you may obtain copies of this information, after paying a duplicating fee, by e-mailing a request to publicinfo@sec.gov.
Contact Information
DWS	222 South Riverside Plaza Chicago, IL 60606-5808 dws.com
(800) 728-3337
Distributor	DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
SEC File Number	Deutsche DWS Variable Series II 811-05002
(05/01/19) 2A-GAS

Prospectus
May 1, 2019
DEUTSCHE DWS VARIABLE SERIES II (formerly DEUTSCHE VARIABLE SERIES II)
Class A

DWS Government Money Market VIP (formerly Deutsche Government Money Market VIP)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission (SEC), you may not be receiving paper copies of the fund’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from your insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a Web site, and your insurance company will notify you by mail each time a report is posted and provide you with a Web site link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your insurance company electronically by following the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. If your insurance company informs you that future reports will be delivered via Web access, you can inform your insurance company that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by your insurance company.
This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.
The SEC does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

DWS Government Money Market VIP
(formerly Deutsche Government Money Market VIP)
Investment Objective
The fund seeks maximum current income to the extent consistent with stability of principal.
Fees and Expenses of the Fund
This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.
SHAREHOLDER FEES
(paid directly from your investment)	None
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)
Management fee	0.24
Distribution/service (12b-1) fees	None
Other expenses	0.26
Total annual fund operating expenses	0.50
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a variable contract for which the fund is an investment option. If they were included, your costs would be higher.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$51	$160	$280	$628
Principal Investment Strategy
Main investments. The fund is a money market fund that is managed in accordance with federal regulations which govern the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest.
The fund operates as a “government money market fund,” as such term is defined under federal regulations. As a government money market fund, the fund is required to invest at least 99.5% of its total assets at the time of investment in cash, US government securities, and/or repurchase agreements that are collateralized by these instruments.
The fund follows policies designed to maintain a stable $1.00 share price.
The fund primarily invests in the following types of investments:
■	US Treasury bills, notes, bonds and other obligations issued or guaranteed by the US government, its agencies or instrumentalities.
■	Repurchase agreements backed by these instruments. In a repurchase agreement, the fund buys securities at one price with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.
The fund may invest in floating and variable rate instruments (obligations that do not bear interest at fixed rates).
Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in US government securities and/or repurchase agreements that are collateralized by US government securities.
Management process. Working in consultation with portfolio management, a credit team screens potential securities and develops a list of those that the fund may buy. Portfolio management, looking for attractive yield and

Prospectus May 1, 2019	1	DWS Government Money Market VIP

weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decides which securities on this list to buy.
Main Risks
There are several risk factors that could reduce the yield you get from the fund, cause the fund’s performance to trail that of other investments, or cause you to lose money.
Money market fund risk. You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Advisor has no legal obligation to provide financial support to the fund, and you should not expect that the Advisor will provide financial support to the fund at any time.
Interest rate risk. Rising interest rates could cause the value of the fund’s investments — and therefore its share price as well — to decline. Conversely, any decline in interest rates is likely to cause the fund’s yield to decline, and during periods of unusually low interest rates, the fund’s yield may approach zero. A low interest rate environment may prevent the fund from providing a positive yield or paying fund expenses out of current income and, at times, could impair the fund’s ability to maintain a stable $1.00 share price. Over time, the total return of a money market fund may not keep pace with inflation, which could result in a net loss of purchasing power for long-term investors. Recent and potential future changes in monetary policy made by central banks or governments are likely to affect the level of interest rates. Money market funds try to minimize this risk by purchasing short-term securities.
If there is an insufficient supply of US government securities to meet investor demand, it could result in lower yields on such securities and increase interest rate risk for the fund.
Security selection risk. Although short-term securities are relatively stable investments, it is possible that the securities in which the fund invests will not perform as expected. This could cause the fund's returns to lag behind those of similar money market funds and could result in a decline in share price.
Market risk. The market value of the securities in which the fund invests may be impacted by the prospects of individual issuers, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets.
Repurchase agreement risk. If the party that sells the securities to the fund defaults on its obligation to repurchase them at the agreed-upon time and price, the fund could lose money.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Credit risk. The fund's performance could be hurt and the fund's share price could fall below $1.00 if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation.
Some securities issued by US government agencies or instrumentalities are backed by the full faith and credit of the US government. Other securities that are supported only by the credit of the issuing agency or instrumentality are subject to greater credit risk than securities backed by the full faith and credit of the US government. This is because the US government might provide financial support, but has no obligation to do so, if there is a potential or actual loss of principal or failure to make interest payments.
Because of the rising US government debt burden, it is possible that the US government may not be able to meet its financial obligations or that securities issued by the US government may experience credit downgrades. Such a credit event may also adversely impact the financial markets and the fund.
Liquidity and transaction risk. The liquidity of portfolio securities can deteriorate rapidly due to credit events affecting issuers or guarantors or due to general market conditions and a lack of willing buyers. When there are no willing buyers and an instrument cannot be readily sold at a desired time or price, the fund may have to accept a lower price or may not be able to sell the instrument at all. If dealer capacity in debt instruments is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the debt markets. Additionally, market participants other than the fund may attempt to sell debt holdings at the same time as the fund, which could cause downward pricing pressure and contribute to illiquidity. An inability to sell one or more portfolio securities can adversely affect the fund’s ability to maintain a $1.00 share price or prevent the fund from being able to take advantage of other investment opportunities.
Unusual market conditions, an unusually high volume of redemption requests or other similar conditions could cause the fund to be unable to pay redemption proceeds within a short period of time. If the fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the fund’s ability to maintain a $1.00 share price.
Prospectus May 1, 2019	2	DWS Government Money Market VIP

Prepayment and extension risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund’s assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund’s yield and could hurt fund performance. Prepayments could also create capital gains tax liability in some instances.
Risks of holding cash. The fund will at times hold cash positions, which may hurt the fund’s performance. Cash positions may also subject the fund to additional risks and costs, including any fees imposed by the fund’s custodian for large cash balances.
Operational and technology risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations.
Past Performance
How a fund's returns vary from year to year can give an idea of its risk. Past performance may not indicate future results. All performance figures below assume that dividends were reinvested. The 7-day yield, which is often referred to as the “current yield,” is the income generated by the fund over a seven-day period. This amount is then annualized, which means that we assume the fund generates the same income every week for a year. For more recent performance figures, go to dws.com (the Web site does not form a part of this prospectus) or call the phone number included in this prospectus. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.
Prior to May 2, 2016, the fund operated as a prime money market fund that had the ability to invest in certain types of securities that the fund is no longer permitted to hold to any significant extent (i.e., over 0.5% of total assets). Consequently, the performance information below may have been different if the fund’s current investment limitations had been in effect during the period prior to the fund’s conversion to a government money market fund.
CALENDAR YEAR TOTAL RETURNS  (%) (CLASS A)
	Returns	Period ending
Best Quarter	0.45%	December 31, 2018
Worst Quarter	0.00%	March 31, 2011
Year-to-Date	0.48%	March 31, 2019

Average Annual Total Returns
(For periods ended 12/31/2018 expressed as a %)
	Class Inception	1 Year	5 Years	10 Years
Class A	4/6/1982	1.39	0.38	0.23
Total returns would have been lower if operating expenses had not been reduced.
7-day yield as of December 31, 2018: 2.02%
Management
Investment Advisor
DWS Investment Management Americas, Inc.
Purchase and Sale of Fund Shares
The fund is intended for use in a variable insurance product. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.
Tax Information
The fund normally distributes its net investment income and realized capital gains, if any, to its shareholders, the separate accounts of participating insurance companies. These distributions may not be taxable to the holders of variable annuity contracts and variable life insurance policies. For information concerning the federal income tax consequences for the holders of such contracts or policies, holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.
Payments to Financial Intermediaries
If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund, the Advisor, and/or the Advisor’s affiliates, may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest
Prospectus May 1, 2019	3	DWS Government Money Market VIP

by influencing the financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's Web site for more information.
Prospectus May 1, 2019	4	DWS Government Money Market VIP

Fund Details
Additional Information About Fund Strategies and Risks
DWS Government Money Market VIP
Investment Objective
The fund seeks maximum current income to the extent consistent with stability of principal.
Principal Investment Strategy
Main investments. The fund is a money market fund that is managed in accordance with federal regulations which govern the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest.
The fund operates as a “government money market fund,” as such term is defined under federal regulations. As a government money market fund, the fund is required to invest at least 99.5% of its total assets at the time of investment in cash, US government securities, and/or repurchase agreements that are collateralized by these instruments.
The fund follows policies designed to seek to maintain a stable $1.00 share price:
■	Fund securities are denominated in US dollars and, at the time of purchase, have remaining maturities of 397 days (about 13 months) or less, or have certain maturity shortening features (such as interest rate resets and demand features) that have the effect of reducing their maturities to 397 days or less.
■	The fund maintains a dollar-weighted average maturity of (i) 60 days or less and (ii) 120 days or less determined without regard to interest rate resets.
■	The fund maintains certain minimum liquidity standards such that:
-	the fund may not purchase a security other than a security offering daily liquidity if, immediately after purchase, the fund would have invested less than 10% of its total assets in securities offering daily liquidity (includes securities that mature or are subject to demand within one business day, cash or direct US government obligations);
-	the fund may not purchase a security other than a security offering weekly liquidity if, immediately after purchase, the fund would have invested less than 30% of its total assets in securities offering weekly liquidity (includes securities that mature or are subject to demand within five business days, cash, direct US government obligations and government agency discount notes with remaining maturities of 60 days or less); and
-	the fund may not purchase an illiquid security if, immediately after purchase, the fund would have invested more than 5% of its total assets in illiquid securities (securities that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the market value ascribed to them by the fund).
The fund primarily invests in the following types of investments:
■	US Treasury bills, notes, bonds and other obligations issued or guaranteed by the US government, its agencies or instrumentalities.
■	Repurchase agreements backed by these instruments. In a repurchase agreement, the fund buys securities at one price with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.
The fund may invest in floating and variable rate instruments (obligations that do not bear interest at fixed rates).
Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in US government securities and/or repurchase agreements that are collateralized by US government securities.
Management process. Working in consultation with portfolio management, a credit team screens potential securities and develops a list of those that the fund may buy. Portfolio management, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decides which securities on this list to buy.
Portfolio management may adjust the fund’s exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

Prospectus May 1, 2019	5	Fund Details

Main Risks
There are several risk factors that could reduce the yield you get from the fund, cause the fund’s performance to trail that of other investments, or cause you to lose money.
Money market fund risk. You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Advisor has no legal obligation to provide financial support to the fund, and you should not expect that the Advisor will provide financial support to the fund at any time.
Interest rate risk. Rising interest rates could cause the value of the fund’s investments — and therefore its share price as well — to decline. Conversely, any decline in interest rates is likely to cause the fund’s yield to decline, and during periods of unusually low interest rates, the fund’s yield may approach zero. A low interest rate environment may prevent the fund from providing a positive yield or paying fund expenses out of current income and, at times, could impair the fund’s ability to maintain a stable $1.00 share price. Over time, the total return of a money market fund may not keep pace with inflation, which could result in a net loss of purchasing power for long-term investors. Recent and potential future changes in monetary policy made by central banks or governments are likely to affect the level of interest rates. Money market funds try to minimize this risk by purchasing short-term securities.
If there is an insufficient supply of US government securities to meet investor demand, it could result in lower yields on such securities and increase interest rate risk for the fund.
Security selection risk. Although short-term securities are relatively stable investments, it is possible that the securities in which the fund invests will not perform as expected. This could cause the fund's returns to lag behind those of similar money market funds and could result in a decline in share price.
Market risk. The market value of the securities in which the fund invests may be impacted by the prospects of individual issuers, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets.
Repurchase agreement risk. If the party that sells the securities to the fund defaults on its obligation to repurchase them at the agreed-upon time and price, the fund could lose money.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Credit risk. The fund's performance could be hurt and the fund's share price could fall below $1.00 if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation.
Some securities issued by US government agencies or instrumentalities are backed by the full faith and credit of the US government. Other securities that are supported only by the credit of the issuing agency or instrumentality are subject to greater credit risk than securities backed by the full faith and credit of the US government. This is because the US government might provide financial support, but has no obligation to do so, if there is a potential or actual loss of principal or failure to make interest payments.
Because of the rising US government debt burden, it is possible that the US government may not be able to meet its financial obligations or that securities issued by the US government may experience credit downgrades. Such a credit event may also adversely impact the financial markets and the fund.
Liquidity and transaction risk. The liquidity of portfolio securities can deteriorate rapidly due to credit events affecting issuers or guarantors or due to general market conditions and a lack of willing buyers. When there are no willing buyers and an instrument cannot be readily sold at a desired time or price, the fund may have to accept a lower price or may not be able to sell the instrument at all. If dealer capacity in debt instruments is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the debt markets. Additionally, market participants other than the fund may attempt to sell debt holdings at the same time as the fund, which could cause downward pricing pressure and contribute to illiquidity. An inability to sell one or more portfolio securities can adversely affect the fund’s ability to maintain a $1.00 share price or prevent the fund from being able to take advantage of other investment opportunities.
Unusual market conditions, an unusually high volume of redemption requests or other similar conditions could cause the fund to be unable to pay redemption proceeds within a short period of time. If the fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the fund’s ability to maintain a $1.00 share price.
Certain shareholders, including clients or affiliates of the Advisor, may from time to time own or control a significant percentage of the fund’s shares. These shareholders may include, for example, institutional investors and other shareholders whose buy-sell decisions are controlled by a single decision maker. Redemptions by these shareholders, or
Prospectus May 1, 2019	6	Fund Details

a high volume of redemption requests generally, may further increase the fund’s liquidity risk  and may impact the fund’s ability to maintain a $1.00 share price.
Prepayment and extension risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund’s assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund’s yield and could hurt fund performance. Prepayments could also create capital gains tax liability in some instances.
Risks of holding cash. The fund will at times hold cash positions, which may hurt the fund’s performance. Cash positions may also subject the fund to additional risks and costs, including any fees imposed by the fund’s custodian for large cash balances.
Operational and technology risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations.
Cyber-attacks may include unauthorized attempts by third parties to improperly access, modify, disrupt the operations of, or prevent access to the systems of the fund’s service providers or counterparties, issuers of securities held by the fund or other market participants or data within them. In addition, power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
Cyber-attacks, disruptions, or failures may adversely affect the fund and its shareholders or cause reputational damage and subject the fund to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. For example, the fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value, and impede trading). In addition, cyber-attacks, disruptions, or failures involving a fund counterparty could affect such counterparty’s ability to meet its obligations to the fund, which may result in losses to the fund and its shareholders. Similar types of operational and technology risks are also present for issuers of securities held by the fund, which could have material adverse consequences for such issuers, and may cause the fund’s investments to lose value. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments.
While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions, or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund, or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will address the possibility of and fallout from cyber-attacks, disruptions, or failures. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, fund counterparties, issuers of securities held by the fund, or other market participants.
Other Policies and Risks
While the previous pages describe the main points of the fund’s strategy and risks, there are a few other matters to know about:
■	Although major changes tend to be infrequent, the fund’s Board could change the fund's investment objective without seeking shareholder approval. The Board will provide shareholders with at least 60 days' notice prior to making any changes to the fund's 80% investment policy as described herein.
■	Portfolio management measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, its own judgment. All securities must meet the credit quality standards applied by portfolio management at the time they are purchased. If a security’s credit quality changes, portfolio management will decide what to do with the security, based on its assessment of what would most benefit the fund.
■	While the fund currently does not intend to impose a liquidity fee or redemption gate in connection with the implementation of federal regulations relating to money market funds that went into effect on October 14, 2016, the fund may elect to do so in the future.
■	From time to time, the fund may have a concentration of shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the fund.
Prospectus May 1, 2019	7	Fund Details

■	Your fund assets may be at risk of being transferred to the appropriate state if you fail to maintain a valid address and/or if certain activity does not occur in your account within the time specified by state abandoned property law. Contact your financial representative or the transfer agent for additional information.
For More Information
This prospectus doesn’t tell you about every policy or risk of investing in the fund. If you want more information on the fund’s allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information.
Keep in mind that there is no assurance that the fund will achieve its objective.
A schedule of the fund’s portfolio holdings, including information required by applicable regulations, is posted once each month on dws.com (the Web site does not form a part of this prospectus). Portfolio holdings as of each month-end are posted to the Web site within five business days of the date of the applicable portfolio holdings information. More frequent posting of portfolio holdings information may be made from time to time on dws.com. The posted portfolio holdings information is available by fund and generally remains accessible for a period of not less than six months. The fund also may post on the Web site, on the same or a more frequent basis, various depictions of portfolio characteristics such as the allocation of the portfolio across various security types, market sectors and sub-sectors and maturities, liquidity and risk characteristics of the portfolio. The fund’s Statement of Additional Information includes a description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio holdings.
Who Manages and Oversees the Fund
The Investment Advisor
DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for the fund. Under the oversight of the Board, the Advisor makes investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. Deutsche Bank AG reorganized its asset management division, Deutsche Asset Management, into a separate financial services firm, DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is now a separate, publicly-listed financial services firm that is an indirect, majority-owned subsidiary of Deutsche Bank AG. The Advisor is an indirect, wholly-owned subsidiary of DWS Group. The Advisor and its predecessors have more than 90 years of experience managing mutual funds and provide a full range of global investment advisory services to institutional and retail clients.
DWS represents the asset management activities conducted by DWS Group or any of its subsidiaries, including DIMA, other affiliated investment advisors and DWS Distributors, Inc. (“DDI” or the “Distributor”). DWS is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.
The Advisor may utilize the resources of its global investment platform to provide investment management services through branch offices or affiliates located outside the US. In some cases, the Advisor may also utilize its branch offices or affiliates located in the US or outside the US to perform certain services, such as trade execution, trade matching and settlement, or various administrative, back-office or other services. To the extent services are performed outside the US, such activity may be subject to both US and foreign regulation. It is possible that the jurisdiction in which the Advisor or its affiliate performs such services may impose restrictions or limitations on portfolio transactions that are different from, and in addition to, those that apply in the US.
Management Fee. The Advisor receives a management fee from the fund. Below is the management rate paid by the fund for the most recent fiscal year, as a percentage of the fund’s average daily net assets:
Fund Name	Fee Paid
DWS Government Money Market VIP	0.24%
The following waivers are currently in effect:
The Advisor has contractually agreed through September 30, 2019 to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) at 0.51% for Class A shares. The agreement may only be terminated with the consent of the fund’s Board.
A discussion regarding the basis for the Board renewal of the fund’s investment management agreement is contained in the most recent shareholder report for the annual period ended December 31 and the semi-annual period ended June 30 (see “Shareholder reports” on the back cover).
Under a separate administrative services agreement between the fund and the Advisor, the fund pays the Advisor a fee of 0.10% of the fund’s average daily net assets for providing most of the fund's administrative services. The administrative services fee discussed above is included in the fees and expenses table under “Other expenses.”
Prospectus May 1, 2019	8	Fund Details

Multi-Manager Structure. The Advisor, subject to the approval of the Board, has ultimate responsibility to oversee any subadvisor to the fund and to recommend the hiring, termination and replacement of subadvisors. The fund and the Advisor have received an order from the SEC that permits the Advisor to appoint or replace certain subadvisors, to manage all or a portion of the fund’s assets and enter into, amend or terminate a subadvisory agreement with certain subadvisors, in each case subject to the approval of the fund’s Board but without obtaining shareholder approval (“multi-manager structure”). The multi-manager structure applies to subadvisors that are not affiliated with the fund or the Advisor (“nonaffiliated subadvisors”), as well as subadvisors that are indirect or direct, wholly-owned subsidiaries of the Advisor or that are indirect or direct, wholly-owned subsidiaries of the same company that, indirectly or directly, wholly owns the Advisor (“wholly-owned subadvisors”). Pursuant to the SEC order, the Advisor, with the approval of the fund’s Board, has the discretion to terminate any subadvisor and allocate and reallocate the fund’s assets among any other nonaffiliated subadvisors or wholly-owned subadvisors (including terminating a nonaffiliated subadvisor and replacing it with a wholly-owned subadvisor). The fund and the Advisor are subject to the conditions imposed by the SEC order, including the condition that within 90 days of hiring a new subadvisor pursuant to the multi-manager structure, the fund will provide shareholders with an information statement containing information about the new subadvisor. The shareholders of the fund have approved the multi-manager structure described herein.
Management
DWS Government Money Market VIP
A group of investment professionals is responsible for the day-to-day management of the fund. These investment professionals have a broad range of experience managing money market funds.
Prospectus May 1, 2019	9	Fund Details

Investing in the Fund
Your Investment in the Fund
The information in this section may affect anyone who selects the fund as an investment option in a variable annuity contract or variable life insurance policy that offers the fund. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The fund assumes no responsibility for such prospectuses.
For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at fundsus.dws.com/EN/resources/calculators.jsp (the Web site does not form a part of this prospectus).
Policies about transactions
The information in this prospectus applies to Class A shares of the fund. The fund offers one class of shares. Class A shares are offered at net asset value and are not subject to 12b-1 fees.
Technically, the shareholders of Deutsche DWS Variable Series II are the participating insurance companies (the “insurance companies”) that offer the fund as choices for holders of certain variable annuity contracts or variable life insurance policies (the “contract(s)”) issued or sponsored by the insurance companies. The insurance companies may pass through voting rights to the contract owners. The fund does not sell shares directly to the public. The fund sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the fund by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract. Depending on context in the prospectus, the terms “you” and “yours” refer to either a contract owner or to the insurance company that issues the contract. References to “buying,” “purchasing” or “holding” fund shares refer only to the insurance company, not the contract owner.
Please bear in mind that there are important differences between DWS retail funds available to any investor (a “Retail Fund”) and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the fund, are not sold to insurance company separate accounts to fund investments in variable insurance contracts. In addition, the investment objective, policies and strategies of the fund, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than the fund and have different expense ratios than the fund. As a result, the performance of the fund and a Retail Fund will differ.
Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the fund, orderly portfolio management could be disrupted to the potential detriment of shareholders of the fund.
The fund currently does not foresee any disadvantages to the holders of variable annuity contracts or variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in any such event.
The fund has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. This means that when an insurance company opens an account, the fund will ask for its name, address and other information that will allow the fund to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.
For certain insurance companies, the fund might request additional information (for instance, the fund would ask for documents such as the insurance company’s articles of incorporation) to help the fund verify the insurance company’s identity.
The fund will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in “good order.” Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

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Since the fund will be investing in instruments that normally require immediate payment in Federal funds (monies credited to a bank’s account with its regional Federal Reserve Bank), the fund has adopted certain procedures for the convenience of its shareholders and to ensure that the fund receives investable funds.
The fund may reject a new account application if the insurance company doesn’t provide any required or requested identifying information, or for other reasons.
Buying and Selling Shares
The fund is open for business each day the New York Stock Exchange is open. The fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).
The fund continuously sells shares to each insurance company separate account, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed by the insurance company. The insurance company offers contract owners units in its separate accounts which correspond to shares in a fund. Each insurance company submits purchase and redemption orders to a fund based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed by the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.
Important information about buying and selling shares
■	After receiving a contract owner’s order, the insurance company buys or sells shares at the net asset value next calculated on any day the fund is open for business.
■	Unless otherwise instructed, the fund normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.
■	Redemptions will generally be in the form of cash, though the fund reserves the right to redeem in kind as described below. The fund typically expects to satisfy redemption requests by using available cash or by selling portfolio securities if available cash is not sufficient to meet redemptions. The fund may utilize an existing line of credit for temporary coverage in the event of a cash shortfall. The fund may also utilize interfund lending, though such use is expected to be rare. The fund may use any of these methods of satisfying redemption requests under normal or stressed market conditions. During periods of distressed market conditions, when a significant portion of the fund’s portfolio may be comprised of less-liquid investments, the fund may be more likely to pay redemption proceeds by giving you securities.
■	The fund does not issue share certificates.
■	The fund reserves the right to reject purchases of shares for any reason.
■	The fund reserves the right to withdraw or suspend the offering of shares at any time.
■	The fund reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a fund from disposing of its portfolio securities or pricing its shares.
■	The fund may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the fund, they are deemed to be in the fund’s best interests or when the fund is requested or compelled to do so by governmental authority or by applicable law.
■	The fund may close and liquidate an account if the fund is unable to verify provided information, or for other reasons; if the fund decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the fund shares and may incur tax liability.
■	The fund may pay for shares sold by “redeeming in kind,” that is, by distributing to you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the fund generally won’t make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund’s net assets, whichever is less.
■	A purchase order from an insurance company separate account may not be accepted if the sale of fund shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the fund.
Short-Term Trading. Since the fund holds short-term instruments and is intended to provide liquidity to shareholders, the Advisor does not monitor or limit short-term and excessive trading activity in the fund and, accordingly, the Board has not approved any policies and procedures
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designed to limit this activity. However, the fund reserves the right to and may reject or cancel a purchase or exchange order into a money market fund for any reason, including if, in the opinion of the Advisor, there appears to be a pattern of short-term and excessive trading by an investor in other DWS funds.
How to receive account information
If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.
Please see the contract prospectus that accompanies this prospectus for the customer service phone number.
How to select shares
Shares in the fund are available in connection with certain variable annuity and life insurance arrangements. Each insurance company has different provisions about how and when their contract owners may select fund shares. Each insurance company is responsible for communicating its contract owners’ instructions to the fund. Contract owners should contact their insurance company to effect transactions in connection with the fund.
Financial intermediary support payments
The Advisor, the Distributor and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries (“financial representatives”) in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares (“revenue sharing”). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the fund, any recordkeeping/sub-transfer agency/networking fees payable by the fund (generally through the Distributor or an affiliate) and/or the Distributor or Advisor to certain financial representatives for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial representatives. For example, the Advisor, the Distributor and/or their affiliates may, using their legitimate profits, compensate financial representatives for providing the fund with “shelf space” or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund “supermarket” platforms and other formal sales programs; granting the Distributor access to the financial representative’s sales force; granting the Distributor access to the financial representative’s conferences and meetings; assistance in training and educating the financial representative’s personnel; and obtaining other forms of marketing support. In addition, revenue sharing payments may consist of the Distributor’s and/or its affiliates’ payment or reimbursement of ticket charges that would otherwise be assessed by a financial representative on an investor’s fund transactions.
The level of revenue sharing payments made to financial representatives may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial representative, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial representatives or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial representatives based on, for example, the nature of the services provided by the financial representative.
The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares or the retention and/or servicing of investors to financial representatives in amounts that generally range from 0.01% up to 0.52% of assets of the fund serviced and maintained by the financial representative, 0.05% to 0.25% of sales of the fund attributable to the financial representative, a flat fee of up to $143,750, or any combination thereof. These amounts are annual figures typically paid on a quarterly basis and are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial representative’s recommendation of the fund or of any particular share class of the fund. You should review your financial representative’s compensation disclosure and/or talk to your financial representative to obtain more information on how this compensation may have influenced your financial representative’s recommendation of the fund. Additional information regarding these revenue sharing payments is included in the fund’s Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).
The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial representatives under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial representatives to retirement plans that obtain recordkeeping services from ADP, Inc. or to 403(b) plans that obtain recordkeeping services from Ascensus, Inc. on the DWS-branded retirement plan platform (the “Platform”). The level of revenue sharing payments is
Prospectus May 1, 2019	12	Investing in the Fund

based upon sales of both the DWS funds and the non-DWS funds by the financial representative on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial representative on the Platform.
It is likely that broker-dealers that execute portfolio transactions for the fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial representatives as described above.
How the Fund Calculates Share Price
To calculate net asset value per share, or NAV, the fund uses the following equation:
(	Total Assets	−	Total Liabilities	)	÷	Total Number of Shares Outstanding	=	NAV
The price at which you buy and sell shares for the fund is the NAV. To obtain the fund's most recent share price, go to dws.com (we have included our Web site address as an inactive textual reference and do not intend it to be an active link to our Web site; the Web site does not form a part of this prospectus) or call the telephone number included in this prospectus.
For DWS Government Money Market VIP, in valuing securities, we typically use amortized cost to account for any premiums or discounts above or below the face value of any securities the fund buys, and round the per share NAV to the nearest whole cent. The fund seeks to maintain a stable $1.00 share price.
Distributions
The fund intends to declare its net investment income as a dividend daily and distribute dividends monthly. The fund may make additional distributions if necessary.
All distributions will be reinvested in shares of a fund unless we are informed by an insurance company that they should be paid out in cash. Any unpaid dividends will be received when the insurance company redeems its entire account, unless the insurance company elects to receive unpaid dividends on the next monthly dividend payment date. The insurance companies will be informed about the amount and character of distributions from the fund for federal income tax purposes.
Taxes
The fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and intends to meet all requirements necessary to avoid paying any federal income or excise taxes.
Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59½ may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.
In order for investors to receive the favorable federal income tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to diversify its assets such that a separate account investing in the fund will comply with these requirements with respect to the amounts invested in a fund. If a fund or separate account does not meet such requirements or if a fund were to fail to qualify as a regulated investment company for any taxable year and could not or did not cure such failure, income allocable to the contracts associated with the separate account may be taxable currently for federal income tax purposes to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure. In addition, if a fund were to fail to qualify and be eligible for treatment as a regulated investment company for any taxable year and could not or did not cure such failure, the fund would be subject to tax on its taxable income at corporate rates.
Under Treasury regulations, insurance companies holding the separate accounts may have to report to the IRS losses above a certain amount resulting from a sale or disposition of a fund’s shares.
The discussion above is generally based on the assumption that shares of a fund will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the IRS finds an impermissible level of “investor control” over the investment options underlying variable contracts), the advantageous federal income tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available. In that situation, the person or persons determined to own the fund shares will be currently taxed for federal income tax purposes on fund distributions, and on the proceeds of any redemption of fund shares.
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Participating insurance companies should consult their own tax advisors as to whether distributions from a fund are subject to federal income tax if they are retained as part of policy reserves.
Fund investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments, which will reduce a fund's return on such securities.
The fund’s investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such investments. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.
The preceding is a brief summary of certain of the relevant federal income tax considerations. Because each shareholder’s and contract holder’s tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible federal, foreign, state or local taxes.
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Financial Highlights
The financial highlights are designed to help you understand recent financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the fund’s annual report (see “Shareholder reports” on the back cover). This information does not reflect charges and fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These charges and fees will reduce returns.

DWS Government Money Market VIP — Class A
	Years Ended December 31,
	2018	2017	2016	2015	2014
Selected Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations:
Net investment income	.014	.015	.001[b]	.000 *	.000*
Net realized gain (loss)	(.000)*	.000*	.000 *	(.000)*	.000*
Total from investment operations	.014	.015	.001	.000 *	.000*
Less distributions from:
Net investment income	(.014)	(.005)	.004	(.000)*	(.000)*
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return (%)	1.39[a]	.45	.05[a,b]	.01[a]	.01[a]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	107	111	122	134	177
Ratio of expenses before expense reductions (%)[c]	.50	.48	.51	.49	.49
Ratio of expenses after expense reductions (%)[c]	.50	.48	.44	.25	.18
Ratio of net investment income (%)	1.37	.45	.05[b]	.01	.01
a	Total return would have been lower had certain expenses not been reduced.
b	Includes a non-recurring payment for overbilling of prior years’ custodian out-of-pocket fees. Excluding this payment, net investment income per share, total return, and ratio of net investment income to average net assets would have been reduced by $0.0004, 0.04%, and 0.04%, respectively.
c	Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.
*	Amount is less than $.0005.
Prospectus May 1, 2019	15	Financial Highlights

Appendix
Hypothetical Expense Summary
Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the fund may be higher or lower than 5% and, for money market funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.
The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund’s prospectus to consider the investment objective, risks, expenses and charges of the fund prior to investing.

DWS Government Money Market VIP — Class A
	Maximum Sales Charge: 0.00%	Initial Hypothetical Investment: $10,000		Assumed Rate of Return: 5%
Year	Cumulative Return Before Fees & Expenses	Annual Fund Expense Ratios	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	0.50%	4.50%	$10,450.00	$51.13
2	10.25%	0.50%	9.20%	$10,920.25	$53.43
3	15.76%	0.50%	14.12%	$11,411.66	$55.83
4	21.55%	0.50%	19.25%	$11,925.19	$58.34
5	27.63%	0.50%	24.62%	$12,461.82	$60.97
6	34.01%	0.50%	30.23%	$13,022.60	$63.71
7	40.71%	0.50%	36.09%	$13,608.62	$66.58
8	47.75%	0.50%	42.21%	$14,221.01	$69.57
9	55.13%	0.50%	48.61%	$14,860.95	$72.70
10	62.89%	0.50%	55.30%	$15,529.69	$75.98
Total					$628.24
Prospectus May 1, 2019	16	Appendix

To Get More Information
Shareholder reports. Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected fund performance during its last fiscal year.
Statement of Additional Information (SAI). This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it’s legally part of this prospectus).
For a free copy of any of these documents or to request other information about the fund, contact DWS at the telephone number or address listed below. SAIs and shareholder reports are also available through the DWS Web site at dws.com. These documents and other information about the fund are available from the EDGAR
Database on the SEC’s Internet site at sec.gov. If you like, you may obtain copies of this information, after paying a duplicating fee, by e-mailing a request to publicinfo@sec.gov.
Contact Information
DWS	222 South Riverside Plaza Chicago, IL 60606-5808 dws.com
(800) 728-3337
Distributor	DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
SEC File Number	Deutsche DWS Variable Series II 811-05002
(05/01/19) 2A-MM

Prospectus
May 1, 2019
DEUTSCHE DWS VARIABLE SERIES II (formerly DEUTSCHE VARIABLE SERIES II)
Class A

DWS High Income VIP (formerly Deutsche High Income VIP)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission (SEC), you may not be receiving paper copies of the fund’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from your insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a Web site, and your insurance company will notify you by mail each time a report is posted and provide you with a Web site link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your insurance company electronically by following the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. If your insurance company informs you that future reports will be delivered via Web access, you can inform your insurance company that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by your insurance company.
This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.
The SEC does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

DWS High Income VIP
(formerly Deutsche High Income VIP)
Investment Objective
The fund seeks to provide a high level of current income.
Fees and Expenses of the Fund
This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.
SHAREHOLDER FEES
(paid directly from your investment)	None
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)
Management fee	0.50
Distribution/service (12b-1) fees	None
Other expenses	0.44
Total annual fund operating expenses	0.94
Fee waiver/expense reimbursement	0.26
Total annual fund operating expenses after fee waiver/expense reimbursement	0.68
The Advisor has contractually agreed through April 30, 2020 to waive its fees and/or reimburse certain operating expenses of the fund to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses and acquired funds fees and expenses) at a ratio no higher than 0.68% for Class A shares. The agreement may only be terminated with the consent of the fund’s Board.
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The
Example also assumes that your investment has a 5% return each year and that the fund's operating expenses (including one year of capped expenses in each period) remain the same. This example does not reflect any fees or sales charges imposed by a variable contract for which the fund is an investment option. If they were included, your costs would be higher.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$69	$274	$495	$1,131
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 62% of the average value of its portfolio.
Principal Investment Strategy
Main investments. Under normal circumstances, the fund generally invests at least 65% of net assets, plus the amount of any borrowings for investment purposes, in junk bonds, which are those rated below the fourth highest credit rating category (that is, grade BB/Ba and below). The fund may invest up to 50% of total assets in bonds denominated in US dollars or foreign currencies from foreign issuers, including issuers in emerging markets. The fund invests in securities of varying maturities and intends to maintain a dollar-weighted effective average portfolio maturity that will not exceed ten years. Subject to its portfolio maturity policy, the fund may purchase individual securities with any stated maturity. Because the fund may invest in fixed income securities of varying maturities, the fund's

Prospectus May 1, 2019	1	DWS High Income VIP

dollar-weighted average effective portfolio maturity will vary. As of December 31, 2018, the fund had a dollar-weighted average effective portfolio maturity of 5.35 years.
Management process. Portfolio management focuses on cash flow and total return analysis, and broad diversification among countries, sectors, industries and individual issuers and maturities. Portfolio management uses an active process that emphasizes relative value in a global environment, managing on a total return basis, and using intensive research to identify stable to improving credit situations that may provide yield compensation for the risk of investing in junk bonds.
The investment process involves a bottom-up approach, where relative value and fundamental analysis are used to select the best securities within each industry, and a top-down approach to assess the overall risk and return in the market and which considers macro trends in the economy. To select securities or investments, portfolio management:
■	analyzes economic conditions for improving or undervalued sectors and industries;
■	uses independent credit research to evaluate individual issuers' debt service, growth rate, and both downgrade and upgrade potential;
■	assesses new offerings versus secondary market opportunities; and
■	seeks issuers within attractive industry sectors and with strong long-term fundamentals and improving credits.
Derivatives. Portfolio management generally may use credit default swaps, which are a type of derivative (a contract whose value is based on, for example, indices, currencies or securities) to seek to increase the fund’s income, to gain exposure to a bond issuer’s credit quality characteristics without directly investing in the bond, or to hedge the risk of default on bonds held in the fund’s portfolio. In addition, portfolio management generally may use forward currency contracts to hedge exposure to changes in foreign currency exchange rates on foreign currency denominated portfolio holdings or to facilitate transactions in foreign currency denominated securities.
The fund may also use other types of derivatives (i) for hedging purposes; (ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.
Securities lending. The fund may lend securities (up to one-third of total assets) to approved institutions, such as registered broker-dealers, banks and pooled investment vehicles.
Main Risks
There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Credit risk. The fund's performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. Credit risk is greater for lower-rated securities.
Because the issuers of high yield debt securities, or junk bonds (debt securities rated below the fourth highest credit rating category), may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news, or even the expectation of bad news, than investment-grade debt securities. Credit risk for high yield securities is greater than for higher-rated securities.
Because securities in default generally have missed one or more payments of interest and/or principal, an investment in such securities has an increased risk of loss. Issuers of securities in default have an increased likelihood of entering bankruptcy or beginning liquidation procedures which could impact the fund's ability to recoup its investment. Securities in default may be illiquid or trade in low volumes and thus may be difficult to value.
High yield debt securities risk. High yield debt securities, or junk bonds, are generally regarded as speculative with respect to the issuer’s continuing ability to meet principal and interest payments. High yield debt securities’ total return and yield may generally be expected to fluctuate more than the total return and yield of investment-grade debt securities. A real or perceived economic downturn or an increase in market interest rates could cause a decline in the value of high yield debt securities, result in increased redemptions and/or result in increased portfolio turnover, which could result in a decline in net asset value of the fund, reduce liquidity for certain investments and/or increase costs. High yield debt securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade debt securities as there may be no established secondary market. Investments in high yield debt securities could increase liquidity risk for the fund. In addition, the market for high yield debt securities can experience sudden and sharp volatility which is generally associated more with investments in stocks.
Interest rate risk. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund’s debt securities, the more sensitive the fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) Recent and potential future changes in monetary policy made by central banks or governments are likely to affect the level of interest rates. Rising interest rates may prompt redemptions from the fund, which may force the
Prospectus May 1, 2019	2	DWS High Income VIP

fund to sell investments at a time when it is not advantageous to do so, which could result in losses. The fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.
Prepayment and extension risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund’s assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund’s share price and yield and could hurt fund performance.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments, as well as US and foreign government actions such as the imposition of tariffs, economic and trade sanctions or embargoes, could undermine the value of the fund’s investments, prevent the fund from realizing the full value of its investments or prevent the fund from selling securities it holds. In June 2016, citizens of the United Kingdom approved a referendum to leave the European Union (EU) and in March 2017, the United Kingdom initiated the formal process of withdrawing from the EU. Significant uncertainty exists regarding the United Kingdom’s anticipated withdrawal from the EU and any adverse economic and political effects such withdrawal may have on the United Kingdom, other EU countries and the global economy.
Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.
Emerging markets risk. Foreign investment risks are greater in emerging markets than in developed markets. Investments in emerging markets are often considered speculative.
Security selection risk. The securities in the fund’s portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance.
Market risk. The market value of the securities in which the fund invests may be impacted by the prospects of individual issuers, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets.
Derivatives risk. Risks associated with derivatives may include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment and/or the fund may sell certain investments at a price or time that is not advantageous in order to meet redemption requests or other cash needs. Unusual market conditions, such as an unusually high volume of redemptions or other similar conditions could increase liquidity risk for the fund, and in extreme conditions, the fund could have difficulty meeting redemption requests.
Pricing risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.
Securities lending risk. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.
Operational and technology risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations.
Prospectus May 1, 2019	3	DWS High Income VIP

Past Performance
How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends and distributions were reinvested. For more recent performance figures, go to dws.com (the Web site does not form a part of this prospectus) or call the telephone number included in this prospectus. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.
CALENDAR YEAR TOTAL RETURNS  (%) (CLASS A)

	Returns	Period ending
Best Quarter	14.85%	June 30, 2009
Worst Quarter	-6.54%	September 30, 2011
Year-to-Date	7.53%	March 31, 2019
Average Annual Total Returns
(For periods ended 12/31/2018 expressed as a %)
	Class Inception	1 Year	5 Years	10 Years
Class A before tax	4/6/1982	-2.52	2.78	8.95
ICE BofA Merrill Lynch US High Yield Master II Constrained Index (reflects no deductions for fees, expenses or taxes)		-2.27	3.83	11.02
Management
Investment Advisor
DWS Investment Management Americas, Inc.
Portfolio Manager(s)
Gary Russell, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2006.
Thomas R. Bouchard, Director. Portfolio Manager of the fund. Began managing the fund in 2016.
Lonnie Fox, Director. Portfolio Manager of the fund. Began managing the fund in 2018.
Purchase and Sale of Fund Shares
The fund is intended for use in a variable insurance product. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.
Tax Information
The fund normally distributes its net investment income and realized capital gains, if any, to its shareholders, the separate accounts of participating insurance companies. These distributions may not be taxable to the holders of variable annuity contracts and variable life insurance policies. For information concerning the federal income tax consequences for the holders of such contracts or policies, holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.
Payments to Financial Intermediaries
If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund, the Advisor, and/or the Advisor’s affiliates, may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's Web site for more information.
Prospectus May 1, 2019	4	DWS High Income VIP

Fund Details
Additional Information About Fund Strategies and Risks
DWS High Income VIP
Investment Objective
The fund seeks to provide a high level of current income.
Principal Investment Strategy
Main investments. Under normal circumstances, the fund generally invests at least 65% of net assets, plus the amount of any borrowings for investment purposes, in junk bonds, which are those rated below the fourth highest credit rating category (that is, grade BB/Ba and below). The fund may invest up to 50% of total assets in bonds denominated in US dollars or foreign currencies from foreign issuers, including issuers in emerging markets. The fund invests in securities of varying maturities and intends to maintain a dollar-weighted effective average portfolio maturity that will not exceed ten years. Subject to its portfolio maturity policy, the fund may purchase individual securities with any stated maturity. Because the fund may invest in fixed income securities of varying maturities, the fund's dollar-weighted average effective portfolio maturity will vary. As of December 31, 2018, the fund had a dollar-weighted average effective portfolio maturity of 5.35 years.
In determining the dollar-weighted average effective portfolio maturity, portfolio management uses a security’s stated maturity or, if applicable, an earlier date on which portfolio management believes it is probable that the security will be repaid pursuant to a maturity-shortening feature of the security. Portfolio management might use a security’s effective maturity where, for example, market conditions favor a buyer exercising a put option (i.e., an option to sell a bond back to the issuer prior to its maturity) or an issuer exercising a call option (i.e., an option to redeem a bond prior to its maturity) or a principal prepayment provision (i.e., a provision allowing an issuer to repay principal before the stated maturity date). A security’s effective maturity can be substantially shorter than its stated maturity.
If a fixed income security is rated differently among the three major ratings agencies (i.e., Moody’s Investor Services, Inc., Fitch Investors Services, Inc., and Standard
& Poor’s Ratings Group), portfolio management would rely on the highest credit rating for purposes of the fund’s investment policies.
Management process. Portfolio management focuses on cash flow and total return analysis, and broad diversification among countries, sectors, industries and individual issuers and maturities. Portfolio management uses an active process that emphasizes relative value in a global environment, managing on a total return basis, and using intensive research to identify stable to improving credit situations that may provide yield compensation for the risk of investing in junk bonds.
The investment process involves a bottom-up approach, where relative value and fundamental analysis are used to select the best securities within each industry, and a top-down approach to assess the overall risk and return in the market and which considers macro trends in the economy. To select securities or investments, portfolio management:
■	analyzes economic conditions for improving or undervalued sectors and industries;
■	uses independent credit research to evaluate individual issuers' debt service, growth rate, and both downgrade and upgrade potential;
■	assesses new offerings versus secondary market opportunities; and
■	seeks issuers within attractive industry sectors and with strong long-term fundamentals and improving credits.
Derivatives. Portfolio management generally may use credit default swaps, which are a type of derivative (a contract whose value is based on, for example, indices, currencies or securities) to seek to increase the fund’s income, to gain exposure to a bond issuer’s credit quality characteristics without directly investing in the bond, or to hedge the risk of default on bonds held in the fund’s portfolio. In addition, portfolio management generally may use forward currency contracts to hedge exposure to changes in foreign currency exchange rates on foreign currency denominated portfolio holdings or to facilitate transactions in foreign currency denominated securities.
The fund may also use other types of derivatives (i) for hedging purposes; (ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains;

Prospectus May 1, 2019	5	Fund Details

or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.
Securities lending. The fund may lend securities (up to one-third of total assets) to approved institutions, such as registered broker-dealers, banks and pooled investment vehicles.
Main Risks
There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Credit risk. The fund's performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. Credit risk is greater for lower-rated securities.
Because the issuers of high yield debt securities, or junk bonds (debt securities rated below the fourth highest credit rating category), may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news, or even the expectation of bad news, than investment-grade debt securities. Credit risk for high yield securities is greater than for higher-rated securities.
Because securities in default generally have missed one or more payments of interest and/or principal, an investment in such securities has an increased risk of loss. Issuers of securities in default have an increased likelihood of entering bankruptcy or beginning liquidation procedures which could impact the fund's ability to recoup its investment. Securities in default may be illiquid or trade in low volumes and thus may be difficult to value.
High yield debt securities risk. High yield debt securities, or junk bonds, are generally regarded as speculative with respect to the issuer’s continuing ability to meet principal and interest payments. High yield debt securities’ total return and yield may generally be expected to fluctuate more than the total return and yield of investment-grade debt securities. A real or perceived economic downturn or an increase in market interest rates could cause a decline in the value of high yield debt securities, result in increased redemptions and/or result in increased portfolio turnover, which could result in a decline in net asset value of the fund, reduce liquidity for certain investments and/or increase costs. High yield debt securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade debt securities as there may be no established secondary market. Investments in high yield debt securities could increase liquidity risk for the fund. In addition, the market for high yield debt securities can experience sudden and sharp volatility which is generally associated more with investments in stocks.
Interest rate risk. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund’s debt securities, the more sensitive the fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) Recent and potential future changes in monetary policy made by central banks or governments are likely to affect the level of interest rates. Rising interest rates may prompt redemptions from the fund, which may force the fund to sell investments at a time when it is not advantageous to do so, which could result in losses. The fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.
Prepayment and extension risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund’s assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund’s share price and yield and could hurt fund performance.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments, as well as US and foreign government actions such as the imposition of tariffs, economic and trade sanctions or embargoes, could undermine the value of the fund’s investments, prevent the fund from realizing the full value of its investments or prevent the fund from selling securities it holds. In June 2016, citizens of the United Kingdom approved a referendum to leave the European Union (EU) and in March 2017, the United Kingdom initiated the formal process of withdrawing from the EU. Significant uncertainty exists regarding the United Kingdom’s anticipated withdrawal from the EU and any adverse economic and political effects such withdrawal may have on the United Kingdom, other EU countries and the global economy.
Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.
Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also
Prospectus May 1, 2019	6	Fund Details

be subject to foreign withholding or other taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.
Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments.
Emerging markets risk. Foreign investment risks are greater in emerging markets than in developed markets. Investments in emerging markets are often considered speculative.
Emerging markets countries typically have economic and political systems that are less developed, and can be expected to be less stable than developed markets. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation.
Security selection risk. The securities in the fund’s portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance.
Market risk. The market value of the securities in which the fund invests may be impacted by the prospects of individual issuers, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets.
Derivatives risk. Risks associated with derivatives may include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.
There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment and/or the fund may sell certain investments at a price or time that is not advantageous in order to meet redemption requests or other cash needs. Unusual market conditions, such as an unusually high volume of redemptions or other similar conditions could increase liquidity risk for the fund, and in extreme conditions, the fund could have difficulty meeting redemption requests.
This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced). This may affect only certain securities or an overall securities market.
The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed-income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Additionally, market participants, other than the fund, may attempt to sell fixed income holdings at the same time as the fund, which could cause downward pricing pressure and contribute to illiquidity.
Pricing risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.
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Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may prevent the fund from being able to realize full value and thus sell a security for its full valuation. This could cause a material decline in the fund’s net asset value.
Securities lending risk. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.
Operational and technology risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations.
Cyber-attacks may include unauthorized attempts by third parties to improperly access, modify, disrupt the operations of, or prevent access to the systems of the fund’s service providers or counterparties, issuers of securities held by the fund or other market participants or data within them. In addition, power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
Cyber-attacks, disruptions, or failures may adversely affect the fund and its shareholders or cause reputational damage and subject the fund to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. For example, the fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value, and impede trading). In addition, cyber-attacks, disruptions, or failures involving a fund counterparty could affect such counterparty’s ability to meet its obligations to the fund, which may result in losses to the fund and its shareholders. Similar types of operational and technology risks are also present for issuers of securities held by the fund, which could have material adverse consequences for such issuers, and may cause the fund’s investments to lose value. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments.
While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions, or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund, or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will address the possibility of and fallout from cyber-attacks, disruptions, or failures. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, fund counterparties, issuers of securities held by the fund, or other market participants.
Other Policies and Risks
While the previous pages describe the main points of the fund’s strategy and risks, there are a few other matters to know about:
■	Although major changes tend to be infrequent, the fund’s Board could change the fund's investment objective without seeking shareholder approval.
■	When, in the Advisor's opinion, it is advisable to adopt a temporary defensive position because of unusual and adverse or other market conditions, up to 100% of the fund's assets may be held in cash or invested in money market securities or other short-term investments. Short-term investments consist of (1) foreign and domestic obligations of sovereign governments and their agencies and instrumentalities, authorities and political subdivisions; (2) other short-term rated debt securities or, if unrated, determined to be of comparable quality in the opinion of the Advisor; (3) commercial paper; (4) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (5) repurchase agreements. Short-term investments may also include shares of money market mutual funds. To the extent the fund invests in such instruments, the fund will not be pursuing its investment objective. However, portfolio management may choose to not use these strategies for various reasons, even in volatile market conditions.
■	Portfolio management measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, its own judgment. All securities must meet the credit quality standards applied by portfolio management at the time they are purchased. If a security’s credit quality changes, portfolio management will decide what to do with the security, based on its assessment of what would most benefit the fund.
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■	From time to time, the fund may have a concentration of shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the fund.
■	Your fund assets may be at risk of being transferred to the appropriate state if you fail to maintain a valid address and/or if certain activity does not occur in your account within the time specified by state abandoned property law. Contact your financial representative or the transfer agent for additional information.
For More Information
This prospectus doesn’t tell you about every policy or risk of investing in the fund. If you want more information on the fund’s allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).
Keep in mind that there is no assurance that the fund will achieve its investment objective.
A complete list of the fund’s portfolio holdings as of the month-end is posted on dws.com on or after the last day of the following month. More frequent posting of portfolio holdings information may be made from time to time on dws.com. The posted portfolio holdings information is available by fund and generally remains accessible at least until the date on which the fund files its Form N-CSR or N-Q (or, once the fund begins filing on Form N-PORT in April 2019, a Form N-CSR or publicly available Form N-PORT) with the SEC for the period that includes the date as of which the posted information is current. The fund’s Statement of Additional Information includes a description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio holdings.
Who Manages and Oversees the Fund
The Investment Advisor
DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for the fund. Under the oversight of the Board, the Advisor makes investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. Deutsche Bank AG reorganized its asset management division, Deutsche Asset Management, into a separate financial services firm, DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is now a separate, publicly-listed financial services firm that is an indirect, majority-owned subsidiary of Deutsche Bank AG. The Advisor is an indirect, wholly-owned subsidiary of DWS Group. The Advisor and its predecessors have more than 90 years of experience managing mutual funds and provide a full range of global investment advisory services to institutional and retail clients.
DWS represents the asset management activities conducted by DWS Group or any of its subsidiaries, including DIMA, other affiliated investment advisors and DWS Distributors, Inc. (“DDI” or the “Distributor”). DWS is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.
The Advisor may utilize the resources of its global investment platform to provide investment management services through branch offices or affiliates located outside the US. In some cases, the Advisor may also utilize its branch offices or affiliates located in the US or outside the US to perform certain services, such as trade execution, trade matching and settlement, or various administrative, back-office or other services. To the extent services are performed outside the US, such activity may be subject to both US and foreign regulation. It is possible that the jurisdiction in which the Advisor or its affiliate performs such services may impose restrictions or limitations on portfolio transactions that are different from, and in addition to, those that apply in the US.
Management Fee. The Advisor receives a management fee from the fund. Below is the management rate paid by the fund for the most recent fiscal year, as a percentage of the fund’s average daily net assets:
Fund Name	Fee Paid
DWS High Income VIP	0.25%**
**	Reflects the effects of expense limitations and/or fee waivers then in effect.
The following waiver is currently in effect:
The Advisor has contractually agreed through April 30, 2020 to waive its fees and/or reimburse certain operating expenses of the fund to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses and acquired funds fees and expenses) at a ratio no higher than 0.68% for Class A shares. The agreement may only be terminated with the consent of the fund’s Board.
A discussion regarding the basis for the Board renewal of the fund’s investment management agreement is contained in the most recent shareholder report for the annual period ended December 31 and the semi-annual period ended June 30 (see “Shareholder reports” on the back cover).
Under a separate administrative services agreement between the fund and the Advisor, the fund pays the Advisor a fee of 0.10% of the fund’s average daily net assets for providing most of the fund's administrative
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services. The administrative services fee discussed above is included in the fees and expenses table under “Other expenses.”
Multi-Manager Structure. The Advisor, subject to the approval of the Board, has ultimate responsibility to oversee any subadvisor to the fund and to recommend the hiring, termination and replacement of subadvisors. The fund and the Advisor have received an order from the SEC that permits the Advisor to appoint or replace certain subadvisors, to manage all or a portion of the fund’s assets and enter into, amend or terminate a subadvisory agreement with certain subadvisors, in each case subject to the approval of the fund’s Board but without obtaining shareholder approval (“multi-manager structure”). The multi-manager structure applies to subadvisors that are not affiliated with the fund or the Advisor (“nonaffiliated subadvisors”), as well as subadvisors that are indirect or direct, wholly-owned subsidiaries of the Advisor or that are indirect or direct, wholly-owned subsidiaries of the same company that, indirectly or directly, wholly owns the Advisor (“wholly-owned subadvisors”). Pursuant to the SEC order, the Advisor, with the approval of the fund’s Board, has the discretion to terminate any subadvisor and allocate and reallocate the fund’s assets among any other nonaffiliated subadvisors or wholly-owned subadvisors (including terminating a nonaffiliated subadvisor and replacing it with a wholly-owned subadvisor). The fund and the Advisor are subject to the conditions imposed by the SEC order, including the condition that within 90 days of hiring a new subadvisor pursuant to the multi-manager structure, the fund will provide shareholders with an information statement containing information about the new subadvisor. The shareholders of the fund have approved the multi-manager structure described herein.
Management
DWS High Income VIP
The following Portfolio Managers are jointly and primarily responsible for the day-to-day management of the fund.
Gary Russell, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2006.
■	Joined DWS in 1996. Served as the Head of the High Yield group in Europe and as an Emerging Markets Portfolio Manager.
■	Prior to that, he spent four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, he served as an officer in the US Army from 1988 to 1991.
■	Co-Head of US Credit – Head of US High Yield Bonds and Loans: New York.
■	BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.
Thomas R. Bouchard, Director. Portfolio Manager of the fund. Began managing the fund in 2016.
■	Joined DWS in 2006 with 6 years of industry experience. Prior to joining, he served as a High Yield Investment Analyst at Flagship Capital Management. He also served as an officer in the US Army from 1989 to 1997.
■	Portfolio Manager for High Yield Strategies: New York.
■	BS, University of Wisconsin – Madison; MBA in Finance, Boston College; MA in Strategic Studies from US Army War College.
Lonnie Fox, Director. Portfolio Manager of the fund. Began managing the fund in 2018.
■	Joined DWS in 2004 with one year of industry experience. Prior to his current role, he worked as a high yield credit analyst. Prior to joining, he served as a business analyst at Deloitte Consulting.
■	Portfolio Manager for High Yield Strategies: New York.
■	BS in Applied Economics and Management, Cornell University; MBA in Finance and Strategy, New York University, Stern School of Business.
The fund’s Statement of Additional Information provides additional information about a portfolio manager’s investments in the fund, a description of the portfolio management compensation structure and information regarding other accounts managed.
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Investing in the Fund
Your Investment in the Fund
The information in this section may affect anyone who selects the fund as an investment option in a variable annuity contract or variable life insurance policy that offers the fund. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The fund assumes no responsibility for such prospectuses.
For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at fundsus.dws.com/EN/resources/calculators.jsp (the Web site does not form a part of this prospectus).
Policies about transactions
The information in this prospectus applies to Class A shares of the fund. The fund offers two classes of shares. Class A shares are offered at net asset value and are not subject to 12b-1 fees.
Technically, the shareholders of Deutsche DWS Variable Series II are the participating insurance companies (the “insurance companies”) that offer the fund as choices for holders of certain variable annuity contracts or variable life insurance policies (the “contract(s)”) issued or sponsored by the insurance companies. The insurance companies may pass through voting rights to the contract owners. The fund does not sell shares directly to the public. The fund sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the fund by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract. Depending on context in the prospectus, the terms “you” and “yours” refer to either a contract owner or to the insurance company that issues the contract. References to “buying,” “purchasing” or “holding” fund shares refer only to the insurance company, not the contract owner.
Please bear in mind that there are important differences between DWS retail funds available to any investor (a “Retail Fund”) and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the fund, are not sold to insurance company separate accounts to fund investments in variable insurance contracts. In addition, the investment objective, policies and strategies of the fund, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than the fund and have different expense ratios than the fund. As a result, the performance of the fund and a Retail Fund will differ.
Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the fund, orderly portfolio management could be disrupted to the potential detriment of shareholders of the fund.
The fund currently does not foresee any disadvantages to the holders of variable annuity contracts or variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in any such event.
The fund has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. This means that when an insurance company opens an account, the fund will ask for its name, address and other information that will allow the fund to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.
For certain insurance companies, the fund might request additional information (for instance, the fund would ask for documents such as the insurance company’s articles of incorporation) to help the fund verify the insurance company’s identity.
The fund will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in “good order.” Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

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The fund may reject a new account application if the insurance company doesn’t provide any required or requested identifying information, or for other reasons.
Buying and Selling Shares
The fund is open for business each day the New York Stock Exchange is open. The fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).
The fund continuously sells shares to each insurance company separate account, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed by the insurance company. The insurance company offers contract owners units in its separate accounts which correspond to shares in a fund. Each insurance company submits purchase and redemption orders to a fund based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed by the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.
Important information about buying and selling shares
■	After receiving a contract owner’s order, the insurance company buys or sells shares at the net asset value next calculated on any day the fund is open for business.
■	Unless otherwise instructed, the fund normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.
■	Redemptions will generally be in the form of cash, though the fund reserves the right to redeem in kind as described below. The fund typically expects to satisfy redemption requests by using available cash or by selling portfolio securities if available cash is not sufficient to meet redemptions. The fund may utilize an existing line of credit for temporary coverage in the event of a cash shortfall. The fund may also utilize interfund lending, though such use is expected to be rare. The fund may use any of these methods of satisfying redemption requests under normal or stressed market conditions. During periods of distressed market conditions, when a significant portion of the fund’s portfolio may be comprised of less-liquid investments, the fund may be more likely to pay redemption proceeds by giving you securities.
■	The fund does not issue share certificates.
■	The fund reserves the right to reject purchases of shares for any reason.
■	The fund reserves the right to withdraw or suspend the offering of shares at any time.
■	The fund reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a fund from disposing of its portfolio securities or pricing its shares.
■	The fund may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the fund, they are deemed to be in the fund’s best interests or when the fund is requested or compelled to do so by governmental authority or by applicable law.
■	The fund may close and liquidate an account if the fund is unable to verify provided information, or for other reasons; if the fund decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the fund shares and may incur tax liability.
■	The fund may pay for shares sold by “redeeming in kind,” that is, by distributing to you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the fund generally won’t make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund’s net assets, whichever is less.
■	A purchase order from an insurance company separate account may not be accepted if the sale of fund shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the fund.
Market Timing Policies and Procedures. Short-term and excessive trading of fund shares may present risks to the fund’s long-term shareholders (as used herein, the term “shareholders” may refer to the contract owners), including potential dilution in the value of fund shares, interference with the efficient management of a fund (including losses on the sale of investments), realized gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if the fund invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have “readily available market quotations.” Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in fund valuation that arise
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from the nature of the securities held by the fund (e.g., “time zone arbitrage”). The fund discourages short-term and excessive trading and has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.
The fund reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, the fund may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to the fund. The fund, through its Advisor and transfer agent, will monitor changes in investment direction (CID) by a shareholder within a fund. A CID is a transaction opposite to the prior transaction, which can be a purchase, redemption or exchange. The fund may take other trading activity into account if the fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.
Shareholders are limited to four roundtrip transactions in the same DWS fund (excluding money market funds) over a rolling 12-month period. A “roundtrip” transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same fund's shares. Shareholders with four or more roundtrip transactions in the same DWS fund within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that DWS fund for 12 months. The fund reserves the right to extend or maintain a block beyond 12-months if it deems that the shareholder's activity was harmful to the fund, or that the pattern of activity suggests a pattern of abuse. The rights of a shareholder to redeem shares of a DWS fund are not affected by the four roundtrip transaction limitation.
The fund may make exceptions to the roundtrip transaction policy for certain types of transactions if in the opinion of the Advisor, the transactions do not represent short-term or excessive trading or are not abusive or harmful to the fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the fund or administrator and transactions by certain qualified fund-of-funds.
In certain circumstances, the fund may rely upon the policy of the insurance company or other financial intermediary to deter short-term or excessive trading if the Advisor believes that the policy of such insurance company or other financial intermediary is reasonably designed to detect and deter transactions that are not in the best interests of the fund. An insurance company’s or other financial intermediary’s policy relating to short-term or excessive trading may be more or less restrictive than the DWS funds' policy, may permit certain transactions not permitted by DWS funds' policies, or prohibit transactions not subject to DWS funds' policies.
The Advisor may also accept undertakings from an insurance company or other financial intermediary to enforce short-term or excessive trading policies on behalf of the fund that provide a substantially similar level of protection for the fund against such transactions. For example, certain insurance companies may have contractual or legal restrictions, or operational constraints, that prevent them from blocking an account. In such instances, the Advisor may permit the insurance company to use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.
In addition, to the extent that the fund invests some portion of its assets in foreign securities, that fund has adopted certain fair valuation practices intended to protect the fund from “time zone arbitrage” with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the fund. (See “How the Fund Calculates Share Price.”)
There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying contract holders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. The Advisor reviews trading activity at the separate account level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the separate account level, the Advisor will contact the insurance company or other financial intermediary to request underlying contract holder activity. Depending on the amount of fund shares held in such separate account (which may represent most of the fund’s shares), short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. If short-term or excessive trading is identified, the Advisor will take appropriate action.
The fund’s market timing policies and procedures may be modified or terminated at any time.
How to receive account information
If you are a contract owner, you should contact your insurance company or the organization that provides recordkeeping services for information about your account.
Please see the contract prospectus that accompanies this prospectus for the customer service telephone number.
How to select shares
Shares in the fund are available in connection with certain variable annuity and life insurance arrangements. Each insurance company has different provisions about how and
Prospectus May 1, 2019	13	Investing in the Fund

when their contract owners may select fund shares. Each insurance company is responsible for communicating its contract owners’ instructions to the fund. Contract owners should contact their insurance company to effect transactions in connection with the fund.
Financial intermediary support payments
The Advisor, the Distributor and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries (“financial representatives”) in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares (“revenue sharing”). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the fund, any recordkeeping/sub-transfer agency/networking fees payable by the fund (generally through the Distributor or an affiliate) and/or the Distributor or Advisor to certain financial representatives for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial representatives. For example, the Advisor, the Distributor and/or their affiliates may, using their legitimate profits, compensate financial representatives for providing the fund with “shelf space” or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund “supermarket” platforms and other formal sales programs; granting the Distributor access to the financial representative’s sales force; granting the Distributor access to the financial representative’s conferences and meetings; assistance in training and educating the financial representative’s personnel; and obtaining other forms of marketing support. In addition, revenue sharing payments may consist of the Distributor’s and/or its affiliates’ payment or reimbursement of ticket charges that would otherwise be assessed by a financial representative on an investor’s fund transactions.
The level of revenue sharing payments made to financial representatives may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial representative, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial representatives or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial representatives based on, for example, the nature of the services provided by the financial representative.
The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares or the retention and/or servicing of investors to financial representatives in amounts that generally range from 0.01% up to 0.52% of assets of the fund serviced and maintained by the financial representative, 0.05% to 0.25% of sales of the fund attributable to the financial representative, a flat fee of up to $143,750, or any combination thereof. These amounts are annual figures typically paid on a quarterly basis and are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial representative’s recommendation of the fund or of any particular share class of the fund. You should review your financial representative’s compensation disclosure and/or talk to your financial representative to obtain more information on how this compensation may have influenced your financial representative’s recommendation of the fund. Additional information regarding these revenue sharing payments is included in the fund’s Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).
The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial representatives under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial representatives to retirement plans that obtain recordkeeping services from ADP, Inc. or to 403(b) plans that obtain recordkeeping services from Ascensus, Inc. on the DWS-branded retirement plan platform (the “Platform”). The level of revenue sharing payments is based upon sales of both the DWS funds and the non-DWS funds by the financial representative on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial representative on the Platform.
It is likely that broker-dealers that execute portfolio transactions for the fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates
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will not use fund brokerage to pay for their obligation to provide additional compensation to financial representatives as described above.
How the Fund Calculates Share Price
To calculate net asset value per share, or NAV, the fund uses the following equation:
(	Total Assets	−	Total Liabilities	)	÷	Total Number of Shares Outstanding	=	NAV
The price at which you buy and sell shares for the fund is the NAV. To obtain the fund's most recent share price, go to dws.com (we have included our Web site address as an inactive textual reference and do not intend it to be an active link to our Web site; the Web site does not form a part of this prospectus) or call the telephone number included in this prospectus.
We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security’s value or a meaningful portion of the value of the fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the fund’s value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.
It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be the fund’s use of fair value pricing. This is intended to reduce the fund’s exposure to “time zone arbitrage” and other harmful trading practices. (See “Market timing policies and procedures.”)
To the extent that the fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren’t able to buy or sell fund shares through the contract. This is because some foreign markets are open on days and at times when the fund doesn’t price the shares.
Distributions
The fund intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The fund may make additional distributions if necessary.
All distributions will be reinvested in shares of a fund unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the fund for federal income tax purposes.
Taxes
The fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and intends to meet all requirements necessary to avoid paying any federal income or excise taxes.
Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59½ may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.
In order for investors to receive the favorable federal income tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to diversify its assets such that a separate account investing in the fund will comply with these requirements with respect to the amounts invested in a fund. If a fund or separate account does not meet such requirements or if a fund were to fail to qualify as a regulated investment company for any taxable year and could not or did not cure such failure, income allocable to the contracts associated with the separate account may be taxable currently for federal income tax purposes to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure. In addition, if a fund were to fail to qualify and be eligible for treatment as a regulated investment company for any taxable year and could not or did not cure such failure, the fund would be subject to tax on its taxable income at corporate rates.
Under Treasury regulations, insurance companies holding the separate accounts may have to report to the IRS losses above a certain amount resulting from a sale or disposition of a fund’s shares.
The discussion above is generally based on the assumption that shares of a fund will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the IRS finds an impermissible level of “investor control” over the investment options underlying variable contracts), the advantageous federal
Prospectus May 1, 2019	15	Investing in the Fund

income tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available. In that situation, the person or persons determined to own the fund shares will be currently taxed for federal income tax purposes on fund distributions, and on the proceeds of any redemption of fund shares.
Participating insurance companies should consult their own tax advisors as to whether distributions from a fund are subject to federal income tax if they are retained as part of policy reserves.
Fund investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments, which will reduce a fund's return on such securities.
The fund’s investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such investments. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.
The preceding is a brief summary of certain of the relevant federal income tax considerations. Because each shareholder’s and contract holder’s tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible federal, foreign, state or local taxes.
Prospectus May 1, 2019	16	Investing in the Fund

Financial Highlights
The financial highlights are designed to help you understand recent financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the fund’s annual report (see “Shareholder reports” on the back cover). This information does not reflect charges and fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These charges and fees will reduce returns.

DWS High Income VIP — Class A
	Years Ended December 31,
	2018	2017	2016	2015	2014
Selected Per Share Data
Net asset value, beginning of period	$6.36	$6.28	$5.93	$6.60	$6.96
Income (loss) from investment operations:
Net investment income[a]	.33	.31	.32	.32	.36
Net realized and unrealized gain (loss)	(.48)	.15	.41	(.58)	(.25)
Total from investment operations	(.15)	.46	.73	(.26)	.11
Less distributions from:
Net investment income	(.50)	(.38)	(.38)	(.41)	(.47)
Net asset value, end of period	$5.71	$6.36	$6.28	$5.93	$6.60
Total Return (%)[b]	(2.52)	7.51	12.87	(4.44)	1.47
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	52	61	100	101	135
Ratio of expenses before expense reductions (%)[c]	.94	.78	.80	.75	.75
Ratio of expenses after expense reductions (%)[c]	.69	.72	.72	.72	.73
Ratio of net investment income (%)	5.41	4.98	5.38	5.09	5.21
Portfolio turnover rate (%)	62	71	77	47	52
a	Based on average shares outstanding during the period.
b	Total return would have been lower had certain expenses not been reduced.
c	Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.
Prospectus May 1, 2019	17	Financial Highlights

Appendix
Hypothetical Expense Summary
Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the fund may be higher or lower than 5% and, for money market funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.
The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund’s prospectus to consider the investment objective, risks, expenses and charges of the fund prior to investing.

DWS High Income VIP — Class A
	Maximum Sales Charge: 0.00%	Initial Hypothetical Investment: $10,000		Assumed Rate of Return: 5%
Year	Cumulative Return Before Fees & Expenses	Annual Fund Expense Ratios	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	0.68%	4.32%	$10,432.00	$69.47
2	10.25%	0.94%	8.56%	$10,855.54	$100.05
3	15.76%	0.94%	12.96%	$11,296.27	$104.11
4	21.55%	0.94%	17.55%	$11,754.90	$108.34
5	27.63%	0.94%	22.32%	$12,232.15	$112.74
6	34.01%	0.94%	27.29%	$12,728.78	$117.32
7	40.71%	0.94%	32.46%	$13,245.57	$122.08
8	47.75%	0.94%	37.83%	$13,783.34	$127.04
9	55.13%	0.94%	43.43%	$14,342.94	$132.19
10	62.89%	0.94%	49.25%	$14,925.26	$137.56
Total					$1,130.90
Additional Index Information
ICE BofA Merrill Lynch US High Yield Master II Constrained Index tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market.
Prospectus May 1, 2019	18	Appendix

To Get More Information
Shareholder reports. Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected fund performance during its last fiscal year.
Statement of Additional Information (SAI). This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it’s legally part of this prospectus).
For a free copy of any of these documents or to request other information about the fund, contact DWS at the telephone number or address listed below. SAIs and shareholder reports are also available through the DWS Web site at dws.com. These documents and other information about the fund are available from the EDGAR
Database on the SEC’s Internet site at sec.gov. If you like, you may obtain copies of this information, after paying a duplicating fee, by e-mailing a request to publicinfo@sec.gov.
Contact Information
DWS	222 South Riverside Plaza Chicago, IL 60606-5808 dws.com
(800) 728-3337
Distributor	DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
SEC File Number	Deutsche DWS Variable Series II 811-05002
(05/01/19) 2A-HI

Prospectus
May 1, 2019
DEUTSCHE DWS VARIABLE SERIES II (formerly DEUTSCHE VARIABLE SERIES II)
Class A

DWS International Growth VIP (formerly Deutsche International Growth VIP)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission (SEC), you may not be receiving paper copies of the fund’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from your insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a Web site, and your insurance company will notify you by mail each time a report is posted and provide you with a Web site link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your insurance company electronically by following the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. If your insurance company informs you that future reports will be delivered via Web access, you can inform your insurance company that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by your insurance company.
This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.
The SEC does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

DWS International Growth VIP
(formerly Deutsche International Growth VIP)
Investment Objective
The fund seeks long-term capital growth.
Fees and Expenses of the Fund
This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.
SHAREHOLDER FEES
(paid directly from your investment)	None
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)
Management fee	0.62
Distribution/service (12b-1) fees	None
Other expenses	1.10
Total annual fund operating expenses	1.72
Fee waiver/expense reimbursement	0.83
Total annual fund operating expenses after fee waiver/expense reimbursement	0.89
The Advisor has contractually agreed through April 30, 2020 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses and acquired funds fees and expenses) at a ratio no higher than 0.89% for Class A shares. The agreement may only be terminated with the consent of the fund’s Board.
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The
Example also assumes that your investment has a 5% return each year and that the fund's operating expenses (including one year of capped expenses in each period) remain the same. This example does not reflect any fees or sales charges imposed by a variable contract for which the fund is an investment option. If they were included, your costs would be higher.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$91	$461	$855	$1,961
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 38% of the average value of its portfolio.
Principal Investment Strategy
Main Investments. The fund invests primarily in foreign equities (equities issued by foreign based companies and listed on foreign exchanges) and may invest in companies of any size and from any country, including countries with emerging economies. The fund’s equity investments may also include preferred stocks and other securities with equity characteristics, such as convertible securities and warrants.
The fund will generally invest less than 20% of its assets in US equities.
Management process. Portfolio management aims to add value through stock selection. In choosing securities, portfolio management employs a risk-balanced bottom-up selection process to identify companies it believes are well-positioned. Portfolio management utilizes a bottom-up

Prospectus May 1, 2019	1	DWS International Growth VIP

investment process designed to identify attractive investments utilizing fundamental analysis, including regional and sector research, conducted by in-house analysts. The investment process aims to identify stocks that portfolio management believes present a compelling combination of superior growth and quality characteristics at attractive valuations. The resulting portfolio is risk balanced through diversification across companies at different growth lifecycle stages, and managed by seeking to appropriately size positions and adapt portfolio construction as market conditions change.
Portfolio management will normally sell a stock when its price fully reflects portfolio management's estimate of its fundamental value, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting the fund’s exposure to a given country or sector.
Securities lending. The fund may lend securities (up to one-third of total assets) to approved institutions, such as registered broker-dealers, banks and pooled investment vehicles.
Main Risks
There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments, as well as US and foreign government actions such as the imposition of tariffs, economic and trade sanctions or embargoes, could undermine the value of the fund’s investments, prevent the fund from realizing the full value of its investments or prevent the fund from selling securities it holds. In June 2016, citizens of the United Kingdom approved a referendum to leave the European Union (EU) and in March 2017, the United Kingdom initiated the formal process of withdrawing from the EU. Significant uncertainty exists regarding the United Kingdom’s anticipated withdrawal from the EU and any adverse economic and political effects such withdrawal may have on the United Kingdom, other EU countries and the global economy.
Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.
Emerging markets risk. Foreign investment risks are greater in emerging markets than in developed markets. Investments in emerging markets are often considered speculative.
Currency risk. Changes in currency exchange rates may affect the value of the fund’s investments and the fund’s share price. The value of currencies are influenced by a variety of factors, that include: interest rates, national debt levels and trade deficits, changes in balances of payments and trade, domestic and foreign interest and inflation rates, global or regional political, economic or financial events, monetary policies of governments, actual or potential government intervention, global energy prices, political instability and government monetary policies and the buying or selling of currency by a country’s government. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the US dollar or, in the case of hedged positions, that the US dollar will decline relative to the currency being hedged. Currency exchange rates can be volatile and can change quickly and unpredictably, thereby impacting the value of the fund’s investments.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance.
Regional focus risk. Focusing investments in a single country or few countries, or regions, involves increased currency, political, regulatory and other risks. Market swings in such a targeted country, countries or regions are likely to have a greater effect on fund performance than they would in a more geographically diversified fund.
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. Further, geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes and related geopolitical events have led, and in the future may lead, to increased short-term market volatility, which may disrupt securities markets and have adverse long-term effects on US and world economies and
Prospectus May 1, 2019	2	DWS International Growth VIP

markets. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Growth investing risk. As a category, growth stocks may underperform value stocks (and the stock market as a whole) over any period of time. Because the prices of growth stocks are based largely on the expectation of future earnings, growth stock prices can decline rapidly and significantly in reaction to negative news about such factors as earnings, the economy, political developments, or other news.
Small company risk. Small company stocks tend to be more volatile than medium-sized or large company stocks. Because stock analysts are less likely to follow small companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on small companies, since they may lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.
Medium-sized company risk. Medium-sized company stocks tend to be more volatile than large company stocks. Because stock analysts are less likely to follow medium-sized companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on medium-sized companies, since they lack the financial resources of larger companies. Medium-sized company stocks are typically less liquid than large company stocks.
Security selection risk. The securities in the fund’s portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment and/or the fund may sell certain investments at a price or time that is not advantageous in order to meet redemption requests or other cash needs. Unusual market conditions, such as an unusually high volume of redemptions or other similar conditions could increase liquidity risk for the fund.
Pricing risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.
Derivatives risk. Risks associated with derivatives may include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.
Securities lending risk. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Operational and technology risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations.
Past Performance
How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends and distributions were reinvested. For more recent performance figures, go to dws.com (the Web site does not form a part of this prospectus) or call the telephone number included in this prospectus. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.
Prior to October 1, 2017, the fund was named Deutsche Global Growth VIP and operated with a different investment strategy. Performance would have been different if the fund’s current investment strategy had been in effect.
CALENDAR YEAR TOTAL RETURNS  (%) (CLASS A)

Prospectus May 1, 2019	3	DWS International Growth VIP

	Returns	Period ending
Best Quarter	26.58%	June 30, 2009
Worst Quarter	-22.34%	September 30, 2011
Year-to-Date	15.00%	March 31, 2019
Average Annual Total Returns
(For periods ended 12/31/2018 expressed as a %)
	Class Inception	1 Year	5 Years	10 Years
Class A before tax	5/5/1998	-16.69	1.40	8.07
MSCI All Country World ex USA Index (reflects no deduction for fees, expenses or taxes)		-14.20	0.68	6.57
Management
Investment Advisor
DWS Investment Management Americas, Inc.
Portfolio Manager(s)
Sebastian P. Werner, PhD, Director. Lead Portfolio Manager of the fund. Began managing the fund in 2013.
Mark Schumann, CFA, Director. Portfolio Manager of the fund. Began managing the fund in 2015.
Purchase and Sale of Fund Shares
The fund is intended for use in a variable insurance product. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.
Tax Information
The fund normally distributes its net investment income and realized capital gains, if any, to its shareholders, the separate accounts of participating insurance companies. These distributions may not be taxable to the holders of variable annuity contracts and variable life insurance policies. For information concerning the federal income tax consequences for the holders of such contracts or policies, holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.
Payments to Financial Intermediaries
If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund, the Advisor, and/or the Advisor’s affiliates, may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's Web site for more information.
Prospectus May 1, 2019	4	DWS International Growth VIP

Fund Details
Additional Information About Fund Strategies and Risks
DWS International Growth VIP
Investment Objective
The fund seeks long-term capital growth.
Principal Investment Strategy
Main Investments. The fund invests primarily in foreign equities (equities issued by foreign based companies and listed on foreign exchanges) and may invest in companies of any size and from any country, including countries with emerging economies. The fund’s equity investments may also include preferred stocks and other securities with equity characteristics, such as convertible securities and warrants.
The fund will generally invest less than 20% of its assets in US equities.
Management process. Portfolio management aims to add value through stock selection. In choosing securities, portfolio management employs a risk-balanced bottom-up selection process to identify companies it believes are well-positioned. Portfolio management utilizes a bottom-up investment process designed to identify attractive investments utilizing fundamental analysis, including regional and sector research, conducted by in-house analysts. The investment process aims to identify stocks that portfolio management believes present a compelling combination of superior growth and quality characteristics at attractive valuations. The resulting portfolio is risk balanced through diversification across companies at different growth lifecycle stages, and managed by seeking to appropriately size positions and adapt portfolio construction as market conditions change.
Portfolio management will normally sell a stock when its price fully reflects portfolio management's estimate of its fundamental value, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting the fund’s exposure to a given country or sector.
Securities lending. The fund may lend securities (up to one-third of total assets) to approved institutions, such as registered broker-dealers, banks and pooled investment vehicles.
Other Investment Strategies
Derivatives. Portfolio management generally may use options and futures contracts, which are each a type of derivative (a contract whose value is based on, for example, indices, currencies or securities) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.
The fund may also use other types of derivatives (i) for hedging purposes; (ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.
Main Risks
There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments, as well as US and foreign government actions such as the imposition of tariffs, economic and trade sanctions or embargoes, could undermine the value of the fund’s investments, prevent the fund from realizing the full value of its investments or prevent the fund from selling securities it holds. In June 2016, citizens of the United Kingdom approved a referendum to leave the European Union (EU) and in March 2017, the United Kingdom initiated the formal process of withdrawing from the EU. Significant uncertainty exists regarding the United Kingdom’s anticipated withdrawal from the EU and any adverse economic and political effects such withdrawal may have on the United Kingdom, other EU countries and the global economy.

Prospectus May 1, 2019	5	Fund Details

Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.
Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding or other taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.
Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments.
Emerging markets risk. Foreign investment risks are greater in emerging markets than in developed markets. Investments in emerging markets are often considered speculative.
Emerging markets countries typically have economic and political systems that are less developed, and can be expected to be less stable than developed markets. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation.
Currency risk. Changes in currency exchange rates may affect the value of the fund’s investments and the fund’s share price. The value of currencies are influenced by a variety of factors, that include: interest rates, national debt levels and trade deficits, changes in balances of payments and trade, domestic and foreign interest and inflation rates, global or regional political, economic or financial events, monetary policies of governments, actual or potential government intervention, global energy prices, political instability and government monetary policies and the buying or selling of currency by a country’s government. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the US dollar or, in the case of hedged positions, that the US dollar will decline relative to the currency being hedged. Currency exchange rates can be volatile and can change quickly and unpredictably, thereby impacting the value of the fund’s investments.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance.
Regional focus risk. Focusing investments in a single country or few countries, or regions, involves increased currency, political, regulatory and other risks. Market swings in such a targeted country, countries or regions are likely to have a greater effect on fund performance than they would in a more geographically diversified fund.
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. Further, geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes and related geopolitical events have led, and in the future may lead, to increased short-term market volatility, which may disrupt securities markets and have adverse long-term effects on US and world economies and markets. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Growth investing risk. As a category, growth stocks may underperform value stocks (and the stock market as a whole) over any period of time. Because the prices of growth stocks are based largely on the expectation of future earnings, growth stock prices can decline rapidly and significantly in reaction to negative news about such factors as earnings, the economy, political developments, or other news.
A growth company may fail to fulfill apparent promise or may be eclipsed by competitors or its products or its services may be rendered obsolete by new technologies. Growth stocks also typically lack the dividends associated with value stocks that might otherwise cushion investors from the effects of declining stock prices. In addition, growth stocks selected for investment by portfolio management may not perform as anticipated.
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Small company risk. Small company stocks tend to be more volatile than medium-sized or large company stocks. Because stock analysts are less likely to follow small companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on small companies, since they may lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.
Medium-sized company risk. Medium-sized company stocks tend to be more volatile than large company stocks. Because stock analysts are less likely to follow medium-sized companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on medium-sized companies, since they lack the financial resources of larger companies. Medium-sized company stocks are typically less liquid than large company stocks.
Security selection risk. The securities in the fund’s portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment and/or the fund may sell certain investments at a price or time that is not advantageous in order to meet redemption requests or other cash needs. Unusual market conditions, such as an unusually high volume of redemptions or other similar conditions could increase liquidity risk for the fund.
This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced). This may affect only certain securities or an overall securities market.
Pricing risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.
Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may prevent the fund from being able to realize full value and thus sell a security for its full valuation. This could cause a material decline in the fund’s net asset value.
Convertible securities risk. The market value of a convertible security performs like that of a regular debt security; that is, when interest rates rise, the price of a convertible security generally declines. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their price may change based on changes in the issuer’s financial condition. Because a convertible security derives a portion of its value from the common stock into which it may be converted, market and issuer risks that apply to the underlying common stock could impact the price of the convertible security.
Preferred stock risk. Preferred stock generally has a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Preferred stock is subject to many of the risks associated with debt securities, including interest rate risk. In addition, preferred stock may not pay a dividend, an issuer may suspend payment of dividends on preferred stock at any time, and in certain situations an issuer may call or redeem its preferred stock or convert it to common stock.
Securities lending risk. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.
Credit risk. The fund's performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. Credit risk is greater for lower-rated securities.
Because the issuers of high yield debt securities, or junk bonds (debt securities rated below the fourth highest credit rating category), may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news, or even the expectation of bad news, than investment-grade debt securities. Credit risk for high yield securities is greater than for higher-rated securities.
For securities that rely on third-party guarantors to support their credit quality, the same risks may apply if the financial condition of the guarantor deteriorates or the guarantor ceases to insure securities. Because guarantors may insure many types of securities, including subprime mortgage bonds and other high-risk bonds, their financial condition could deteriorate as a result of events that have little or no connection to securities owned by the fund.
Interest rate risk. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund’s debt securities, the more sensitive the fund will be to interest rate changes. (As a general rule, a 1% rise
Prospectus May 1, 2019	7	Fund Details

in interest rates means a 1% fall in value for every year of duration.) Recent and potential future changes in monetary policy made by central banks or governments are likely to affect the level of interest rates. Rising interest rates may prompt redemptions from the fund, which may force the fund to sell investments at a time when it is not advantageous to do so, which could result in losses. The fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.
Derivatives risk. Risks associated with derivatives may include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.
There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Operational and technology risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations.
Cyber-attacks may include unauthorized attempts by third parties to improperly access, modify, disrupt the operations of, or prevent access to the systems of the fund’s service providers or counterparties, issuers of securities held by the fund or other market participants or data within them. In addition, power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
Cyber-attacks, disruptions, or failures may adversely affect the fund and its shareholders or cause reputational damage and subject the fund to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. For example, the fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value, and impede trading). In addition, cyber-attacks, disruptions, or failures involving a fund counterparty could affect such counterparty’s ability to meet its obligations to the fund, which may result in losses to the fund and its shareholders. Similar types of operational and technology risks are also present for issuers of securities held by the fund, which could have material adverse consequences for such issuers, and may cause the fund’s investments to lose value. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments.
While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions, or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund, or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will address the possibility of and fallout from cyber-attacks, disruptions, or failures. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, fund counterparties, issuers of securities held by the fund, or other market participants.
Other Policies and Risks
While the previous pages describe the main points of the fund’s strategy and risks, there are a few other matters to know about:
■	Although major changes tend to be infrequent, the fund’s Board could change the fund's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days notice prior to making any changes to the fund's 80% investment policy as described herein.
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■	When, in the Advisor's opinion, it is advisable to adopt a temporary defensive position because of unusual and adverse or other market conditions, up to 100% of the fund's assets may be held in cash or invested in money market securities or other short-term investments. Short-term investments consist of (1) foreign and domestic obligations of sovereign governments and their agencies and instrumentalities, authorities and political subdivisions; (2) other short-term rated debt securities or, if unrated, determined to be of comparable quality in the opinion of the Advisor; (3) commercial paper; (4) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (5) repurchase agreements. Short-term investments may also include shares of money market mutual funds. To the extent the fund invests in such instruments, the fund will not be pursuing its investment objective. However, portfolio management may choose to not use these strategies for various reasons, even in volatile market conditions.
■	Portfolio management measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, its own judgment. All securities must meet the credit quality standards applied by portfolio management at the time they are purchased. If a security’s credit quality changes, portfolio management will decide what to do with the security, based on its assessment of what would most benefit the fund.
■	From time to time, the fund may have a concentration of shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the fund.
■	Your fund assets may be at risk of being transferred to the appropriate state if you fail to maintain a valid address and/or if certain activity does not occur in your account within the time specified by state abandoned property law. Contact your financial representative or the transfer agent for additional information.
For More Information
This prospectus doesn’t tell you about every policy or risk of investing in the fund. If you want more information on the fund’s allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).
Keep in mind that there is no assurance that the fund will achieve its investment objective.
A complete list of the fund’s portfolio holdings as of the month-end is posted on dws.com on or after the last day of the following month. More frequent posting of portfolio holdings information may be made from time to time on dws.com. The posted portfolio holdings information is available by fund and generally remains accessible at least until the date on which the fund files its Form N-CSR or N-Q (or, once the fund begins filing on Form N-PORT in April
2019, a Form N-CSR or publicly available Form N-PORT) with the SEC for the period that includes the date as of which the posted information is current. In addition, the fund’s top ten equity holdings and other fund information is posted on dws.com as of the calendar quarter-end on or after the 10th calendar day following quarter-end. The fund’s Statement of Additional Information includes a description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio holdings.
Who Manages and Oversees the Fund
The Investment Advisor
DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for the fund. Under the oversight of the Board, the Advisor makes investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. Deutsche Bank AG reorganized its asset management division, Deutsche Asset Management, into a separate financial services firm, DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is now a separate, publicly-listed financial services firm that is an indirect, majority-owned subsidiary of Deutsche Bank AG. The Advisor is an indirect, wholly-owned subsidiary of DWS Group. The Advisor and its predecessors have more than 90 years of experience managing mutual funds and provide a full range of global investment advisory services to institutional and retail clients.
DWS represents the asset management activities conducted by DWS Group or any of its subsidiaries, including DIMA, other affiliated investment advisors and DWS Distributors, Inc. (“DDI” or the “Distributor”). DWS is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.
The Advisor may utilize the resources of its global investment platform to provide investment management services through branch offices or affiliates located outside the US. In some cases, the Advisor may also utilize its branch offices or affiliates located in the US or outside the US to perform certain services, such as trade execution, trade matching and settlement, or various administrative, back-office or other services. To the extent services are performed outside the US, such activity may be subject to both US and foreign regulation. It is possible that the jurisdiction in which the Advisor or its affiliate performs such services may impose restrictions or limitations on portfolio transactions that are different from, and in addition to, those that apply in the US.
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Management Fee. The Advisor receives a management fee from the fund. Below is the management rate paid by the fund for the most recent fiscal year, as a percentage of the fund’s average daily net assets:
Fund Name	Fee Paid
DWS International Growth VIP	0.00%**
**	Reflects the effects of expense limitations and/or fee waivers then in effect.
The following waiver is currently in effect:
The Advisor has contractually agreed through April 30, 2020 to waive its fees and/or reimburse certain operating expenses of the fund to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses and acquired funds fees and expenses) at a ratio no higher than 0.89% for Class A shares. The agreement may only be terminated with the consent of the fund’s Board.
A discussion regarding the basis for the Board renewal of the fund’s investment management agreement is contained in the most recent shareholder report for the annual period ended December 31 and the semi-annual period ended June 30 (see “Shareholder reports” on the back cover).
Under a separate administrative services agreement between the fund and the Advisor, the fund pays the Advisor a fee of 0.10% of the fund’s average daily net assets for providing most of the fund's administrative services. The administrative services fee discussed above is included in the fees and expenses table under “Other expenses.”
Multi-Manager Structure. The Advisor, subject to the approval of the Board, has ultimate responsibility to oversee any subadvisor to the fund and to recommend the hiring, termination and replacement of subadvisors. The fund and the Advisor have received an order from the SEC that permits the Advisor to appoint or replace certain subadvisors, to manage all or a portion of the fund’s assets and enter into, amend or terminate a subadvisory agreement with certain subadvisors, in each case subject to the approval of the fund’s Board but without obtaining shareholder approval (“multi-manager structure”). The multi-manager structure applies to subadvisors that are not affiliated with the fund or the Advisor (“nonaffiliated subadvisors”), as well as subadvisors that are indirect or direct, wholly-owned subsidiaries of the Advisor or that are indirect or direct, wholly-owned subsidiaries of the same company that, indirectly or directly, wholly owns the Advisor (“wholly-owned subadvisors”). Pursuant to the SEC order, the Advisor, with the approval of the fund’s Board, has the discretion to terminate any subadvisor and allocate and reallocate the fund’s assets among any other nonaffiliated subadvisors or wholly-owned subadvisors (including terminating a nonaffiliated subadvisor and replacing it with a wholly-owned subadvisor). The fund and the Advisor are subject to the conditions imposed by the SEC order, including the condition that within 90 days of hiring a new subadvisor pursuant to the multi-manager structure, the fund will provide shareholders with an information statement containing information about the new subadvisor. The shareholders of the fund have approved the multi-manager structure described herein.
Management
DWS International Growth VIP
The following Portfolio Managers are jointly and primarily responsible for the day-to-day management of the fund.
Sebastian P. Werner, PhD, Director. Lead Portfolio Manager of the fund. Began managing the fund in 2013.
■	Joined DWS in 2008; previously, he served as a Research Assistant for the Endowed Chair of Asset Management at the European Business School, Oestrich-Winkel while earning his PhD.
■	Portfolio Manager for Global and US Growth Equities: New York.
■	MBA in International Management from the Thunderbird School of Global Management; Masters Degree (“Diplom-Kaufmann”) and PhD in Finance (“Dr.rer.pol.”) from the European Business School, Oestrich-Winkel.
Mark Schumann, CFA, Director. Portfolio Manager of the fund. Began managing the fund in 2015.
■	Joined DWS in 2003.
■	Portfolio Manager - European Equities: New York. Prior to his current role, he served in the Corporate Finance Division.
■	Master’s Degree in Finance, University of St. Gallen (HSG), Switzerland.
The fund’s Statement of Additional Information provides additional information about a portfolio manager’s investments in the fund, a description of the portfolio management compensation structure and information regarding other accounts managed.
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Investing in the Fund
Your Investment in the Fund
The information in this section may affect anyone who selects the fund as an investment option in a variable annuity contract or variable life insurance policy that offers the fund. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The fund assumes no responsibility for such prospectuses.
For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at fundsus.dws.com/EN/resources/calculators.jsp (the Web site does not form a part of this prospectus).
Policies about transactions
The information in this prospectus applies to Class A shares of the fund. The fund offers two classes of shares. Class A shares are offered at net asset value and are not subject to 12b-1 fees.
Technically, the shareholders of Deutsche DWS Variable Series II are the participating insurance companies (the “insurance companies”) that offer the fund as choices for holders of certain variable annuity contracts or variable life insurance policies (the “contract(s)”) issued or sponsored by the insurance companies. The insurance companies may pass through voting rights to the contract owners. The fund does not sell shares directly to the public. The fund sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the fund by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract. Depending on context in the prospectus, the terms “you” and “yours” refer to either a contract owner or to the insurance company that issues the contract. References to “buying,” “purchasing” or “holding” fund shares refer only to the insurance company, not the contract owner.
Please bear in mind that there are important differences between DWS retail funds available to any investor (a “Retail Fund”) and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the fund, are not sold to insurance company separate accounts to fund investments in variable insurance contracts. In addition, the investment objective, policies and strategies of the fund, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than the fund and have different expense ratios than the fund. As a result, the performance of the fund and a Retail Fund will differ.
Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the fund, orderly portfolio management could be disrupted to the potential detriment of shareholders of the fund.
The fund currently does not foresee any disadvantages to the holders of variable annuity contracts or variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in any such event.
The fund has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. This means that when an insurance company opens an account, the fund will ask for its name, address and other information that will allow the fund to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.
For certain insurance companies, the fund might request additional information (for instance, the fund would ask for documents such as the insurance company’s articles of incorporation) to help the fund verify the insurance company’s identity.
The fund will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in “good order.” Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

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The fund may reject a new account application if the insurance company doesn’t provide any required or requested identifying information, or for other reasons.
Buying and Selling Shares
The fund is open for business each day the New York Stock Exchange is open. The fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).
The fund continuously sells shares to each insurance company separate account, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed by the insurance company. The insurance company offers contract owners units in its separate accounts which correspond to shares in a fund. Each insurance company submits purchase and redemption orders to a fund based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed by the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.
Important information about buying and selling shares
■	After receiving a contract owner’s order, the insurance company buys or sells shares at the net asset value next calculated on any day the fund is open for business.
■	Unless otherwise instructed, the fund normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.
■	Redemptions will generally be in the form of cash, though the fund reserves the right to redeem in kind as described below. The fund typically expects to satisfy redemption requests by using available cash or by selling portfolio securities if available cash is not sufficient to meet redemptions. The fund may utilize an existing line of credit for temporary coverage in the event of a cash shortfall. The fund may also utilize interfund lending, though such use is expected to be rare. The fund may use any of these methods of satisfying redemption requests under normal or stressed market conditions. During periods of distressed market conditions, when a significant portion of the fund’s portfolio may be comprised of less-liquid investments, the fund may be more likely to pay redemption proceeds by giving you securities.
■	The fund does not issue share certificates.
■	The fund reserves the right to reject purchases of shares for any reason.
■	The fund reserves the right to withdraw or suspend the offering of shares at any time.
■	The fund reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a fund from disposing of its portfolio securities or pricing its shares.
■	The fund may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the fund, they are deemed to be in the fund’s best interests or when the fund is requested or compelled to do so by governmental authority or by applicable law.
■	The fund may close and liquidate an account if the fund is unable to verify provided information, or for other reasons; if the fund decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the fund shares and may incur tax liability.
■	The fund may pay for shares sold by “redeeming in kind,” that is, by distributing to you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the fund generally won’t make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund’s net assets, whichever is less.
■	A purchase order from an insurance company separate account may not be accepted if the sale of fund shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the fund.
Market Timing Policies and Procedures. Short-term and excessive trading of fund shares may present risks to the fund’s long-term shareholders (as used herein, the term “shareholders” may refer to the contract owners), including potential dilution in the value of fund shares, interference with the efficient management of a fund (including losses on the sale of investments), realized gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if the fund invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have “readily available market quotations.” Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in fund valuation that arise
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from the nature of the securities held by the fund (e.g., “time zone arbitrage”). The fund discourages short-term and excessive trading and has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.
The fund reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, the fund may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to the fund. The fund, through its Advisor and transfer agent, will monitor changes in investment direction (CID) by a shareholder within a fund. A CID is a transaction opposite to the prior transaction, which can be a purchase, redemption or exchange. The fund may take other trading activity into account if the fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.
Shareholders are limited to four roundtrip transactions in the same DWS fund (excluding money market funds) over a rolling 12-month period. A “roundtrip” transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same fund's shares. Shareholders with four or more roundtrip transactions in the same DWS fund within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that DWS fund for 12 months. The fund reserves the right to extend or maintain a block beyond 12-months if it deems that the shareholder's activity was harmful to the fund, or that the pattern of activity suggests a pattern of abuse. The rights of a shareholder to redeem shares of a DWS fund are not affected by the four roundtrip transaction limitation.
The fund may make exceptions to the roundtrip transaction policy for certain types of transactions if in the opinion of the Advisor, the transactions do not represent short-term or excessive trading or are not abusive or harmful to the fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the fund or administrator and transactions by certain qualified fund-of-funds.
In certain circumstances, the fund may rely upon the policy of the insurance company or other financial intermediary to deter short-term or excessive trading if the Advisor believes that the policy of such insurance company or other financial intermediary is reasonably designed to detect and deter transactions that are not in the best interests of the fund. An insurance company’s or other financial intermediary’s policy relating to short-term or excessive trading may be more or less restrictive than the DWS funds' policy, may permit certain transactions not permitted by DWS funds' policies, or prohibit transactions not subject to DWS funds' policies.
The Advisor may also accept undertakings from an insurance company or other financial intermediary to enforce short-term or excessive trading policies on behalf of the fund that provide a substantially similar level of protection for the fund against such transactions. For example, certain insurance companies may have contractual or legal restrictions, or operational constraints, that prevent them from blocking an account. In such instances, the Advisor may permit the insurance company to use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.
In addition, to the extent that the fund invests some portion of its assets in foreign securities, that fund has adopted certain fair valuation practices intended to protect the fund from “time zone arbitrage” with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the fund. (See “How the Fund Calculates Share Price.”)
There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying contract holders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. The Advisor reviews trading activity at the separate account level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the separate account level, the Advisor will contact the insurance company or other financial intermediary to request underlying contract holder activity. Depending on the amount of fund shares held in such separate account (which may represent most of the fund’s shares), short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. If short-term or excessive trading is identified, the Advisor will take appropriate action.
The fund’s market timing policies and procedures may be modified or terminated at any time.
How to receive account information
If you are a contract owner, you should contact your insurance company or the organization that provides recordkeeping services for information about your account.
Please see the contract prospectus that accompanies this prospectus for the customer service telephone number.
How to select shares
Shares in the fund are available in connection with certain variable annuity and life insurance arrangements. Each insurance company has different provisions about how and
Prospectus May 1, 2019	13	Investing in the Fund

when their contract owners may select fund shares. Each insurance company is responsible for communicating its contract owners’ instructions to the fund. Contract owners should contact their insurance company to effect transactions in connection with the fund.
Financial intermediary support payments
The Advisor, the Distributor and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries (“financial representatives”) in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares (“revenue sharing”). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the fund, any recordkeeping/sub-transfer agency/networking fees payable by the fund (generally through the Distributor or an affiliate) and/or the Distributor or Advisor to certain financial representatives for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial representatives. For example, the Advisor, the Distributor and/or their affiliates may, using their legitimate profits, compensate financial representatives for providing the fund with “shelf space” or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund “supermarket” platforms and other formal sales programs; granting the Distributor access to the financial representative’s sales force; granting the Distributor access to the financial representative’s conferences and meetings; assistance in training and educating the financial representative’s personnel; and obtaining other forms of marketing support. In addition, revenue sharing payments may consist of the Distributor’s and/or its affiliates’ payment or reimbursement of ticket charges that would otherwise be assessed by a financial representative on an investor’s fund transactions.
The level of revenue sharing payments made to financial representatives may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial representative, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial representatives or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial representatives based on, for example, the nature of the services provided by the financial representative.
The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares or the retention and/or servicing of investors to financial representatives in amounts that generally range from 0.01% up to 0.52% of assets of the fund serviced and maintained by the financial representative, 0.05% to 0.25% of sales of the fund attributable to the financial representative, a flat fee of up to $143,750, or any combination thereof. These amounts are annual figures typically paid on a quarterly basis and are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial representative’s recommendation of the fund or of any particular share class of the fund. You should review your financial representative’s compensation disclosure and/or talk to your financial representative to obtain more information on how this compensation may have influenced your financial representative’s recommendation of the fund. Additional information regarding these revenue sharing payments is included in the fund’s Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).
The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial representatives under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial representatives to retirement plans that obtain recordkeeping services from ADP, Inc. or to 403(b) plans that obtain recordkeeping services from Ascensus, Inc. on the DWS-branded retirement plan platform (the “Platform”). The level of revenue sharing payments is based upon sales of both the DWS funds and the non-DWS funds by the financial representative on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial representative on the Platform.
It is likely that broker-dealers that execute portfolio transactions for the fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates
Prospectus May 1, 2019	14	Investing in the Fund

will not use fund brokerage to pay for their obligation to provide additional compensation to financial representatives as described above.
How the Fund Calculates Share Price
To calculate net asset value per share, or NAV, the fund uses the following equation:
(	Total Assets	−	Total Liabilities	)	÷	Total Number of Shares Outstanding	=	NAV
The price at which you buy and sell shares for the fund is the NAV. To obtain the fund's most recent share price, go to dws.com (we have included our Web site address as an inactive textual reference and do not intend it to be an active link to our Web site; the Web site does not form a part of this prospectus) or call the telephone number included in this prospectus.
We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security’s value or a meaningful portion of the value of the fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the fund’s value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.
It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be the fund’s use of fair value pricing. This is intended to reduce the fund’s exposure to “time zone arbitrage” and other harmful trading practices. (See “Market timing policies and procedures.”)
To the extent that the fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren’t able to buy or sell fund shares through the contract. This is because some foreign markets are open on days and at times when the fund doesn’t price the shares.
Distributions
The fund intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The fund may make additional distributions if necessary.
All distributions will be reinvested in shares of a fund unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the fund for federal income tax purposes.
Taxes
The fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and intends to meet all requirements necessary to avoid paying any federal income or excise taxes.
Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59½ may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.
In order for investors to receive the favorable federal income tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to diversify its assets such that a separate account investing in the fund will comply with these requirements with respect to the amounts invested in a fund. If a fund or separate account does not meet such requirements or if a fund were to fail to qualify as a regulated investment company for any taxable year and could not or did not cure such failure, income allocable to the contracts associated with the separate account may be taxable currently for federal income tax purposes to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure. In addition, if a fund were to fail to qualify and be eligible for treatment as a regulated investment company for any taxable year and could not or did not cure such failure, the fund would be subject to tax on its taxable income at corporate rates.
Under Treasury regulations, insurance companies holding the separate accounts may have to report to the IRS losses above a certain amount resulting from a sale or disposition of a fund’s shares.
The discussion above is generally based on the assumption that shares of a fund will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the IRS finds an impermissible level of “investor control” over the investment options underlying variable contracts), the advantageous federal
Prospectus May 1, 2019	15	Investing in the Fund

income tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available. In that situation, the person or persons determined to own the fund shares will be currently taxed for federal income tax purposes on fund distributions, and on the proceeds of any redemption of fund shares.
Participating insurance companies should consult their own tax advisors as to whether distributions from a fund are subject to federal income tax if they are retained as part of policy reserves.
Fund investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments, which will reduce a fund's return on such securities.
The fund’s investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such investments. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.
The preceding is a brief summary of certain of the relevant federal income tax considerations. Because each shareholder’s and contract holder’s tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible federal, foreign, state or local taxes.
Prospectus May 1, 2019	16	Investing in the Fund

Financial Highlights
The financial highlights are designed to help you understand recent financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the fund’s annual report (see “Shareholder reports” on the back cover). This information does not reflect charges and fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These charges and fees will reduce returns.

Prior to October 1, 2017, the fund was named Deutsche Global Growth VIP and operated with a different investment strategy. Performance would have been different if the fund’s current investment strategy had been in effect.
DWS International Growth VIP — Class A
	Years Ended December 31,
	2018	2017	2016	2015	2014
Selected Per Share Data
Net asset value, beginning of period	$13.90	$11.12	$10.81	$11.04	$11.13
Income (loss) from investment operations:
Net investment income[a]	.16	.08	.06	.07	.08
Net realized and unrealized gain (loss)	(2.46)	2.75	.34	(.21)	(.06)
Total from investment operations	(2.30)	2.83	.40	(.14)	.02
Less distributions from:
Net investment income	(.13)	(.05)	(.09)	(.09)	(.11)
Net asset value, end of period	$11.47	$13.90	$11.12	$10.81	$11.04
Total Return (%)[b]	(16.69)	25.47	3.72	(1.32)	.21
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	14	19	27	34	47
Ratio of expenses before expense reductions (%)[c]	1.72	1.56	1.66	1.44	1.41
Ratio of expenses after expense reductions (%)[c]	.81	.92	.95	.90	.82
Ratio of net investment income (%)	1.21	.61	.51	.65	.71
Portfolio turnover rate (%)	38	62	70	64	63
a	Based on average shares outstanding during the period.
b	Total return would have been lower had certain expenses not been reduced.
c	Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.
Prospectus May 1, 2019	17	Financial Highlights

Appendix
Hypothetical Expense Summary
Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the fund may be higher or lower than 5% and, for money market funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.
The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund’s prospectus to consider the investment objective, risks, expenses and charges of the fund prior to investing.

DWS International Growth VIP — Class A
	Maximum Sales Charge: 0.00%	Initial Hypothetical Investment: $10,000		Assumed Rate of Return: 5%
Year	Cumulative Return Before Fees & Expenses	Annual Fund Expense Ratios	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	0.89%	4.11%	$10,411.00	$90.83
2	10.25%	1.72%	7.52%	$10,752.48	$182.01
3	15.76%	1.72%	11.05%	$11,105.16	$187.98
4	21.55%	1.72%	14.69%	$11,469.41	$194.14
5	27.63%	1.72%	18.46%	$11,845.61	$200.51
6	34.01%	1.72%	22.34%	$12,234.14	$207.09
7	40.71%	1.72%	26.35%	$12,635.42	$213.88
8	47.75%	1.72%	30.50%	$13,049.87	$220.89
9	55.13%	1.72%	34.78%	$13,477.90	$228.14
10	62.89%	1.72%	39.20%	$13,919.98	$235.62
Total					$1,961.09
Additional Index Information
MSCI All Country World ex USA Index captures large and mid cap representation across 23 Developed Markets countries and 24 Emerging Markets countries.
Prospectus May 1, 2019	18	Appendix

To Get More Information
Shareholder reports. Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected fund performance during its last fiscal year.
Statement of Additional Information (SAI). This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it’s legally part of this prospectus).
For a free copy of any of these documents or to request other information about the fund, contact DWS at the telephone number or address listed below. SAIs and shareholder reports are also available through the DWS Web site at dws.com. These documents and other information about the fund are available from the EDGAR
Database on the SEC’s Internet site at sec.gov. If you like, you may obtain copies of this information, after paying a duplicating fee, by e-mailing a request to publicinfo@sec.gov.
Contact Information
DWS	222 South Riverside Plaza Chicago, IL 60606-5808 dws.com
(800) 728-3337
Distributor	DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
SEC File Number	Deutsche DWS Variable Series II 811-05002
(05/01/19) 2A-IG

Prospectus
May 1, 2019
DEUTSCHE DWS VARIABLE SERIES II (formerly DEUTSCHE VARIABLE SERIES II)
Class A

DWS Multisector Income VIP (formerly Deutsche Multisector Income VIP)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission (SEC), you may not be receiving paper copies of the fund’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from your insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a Web site, and your insurance company will notify you by mail each time a report is posted and provide you with a Web site link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your insurance company electronically by following the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. If your insurance company informs you that future reports will be delivered via Web access, you can inform your insurance company that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by your insurance company.
This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.
The SEC does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

DWS Multisector Income VIP
(formerly Deutsche Multisector Income VIP)
Investment Objective
The fund seeks a high total return.
Fees and Expenses of the Fund
This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.
SHAREHOLDER FEES
(paid directly from your investment)	None
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)
Management fee	0.55
Distribution/service (12b-1) fees	None
Other expenses	1.64
Total annual fund operating expenses	2.19
Fee waiver/expense reimbursement	1.53
Total annual fund operating expenses after fee waiver/expense reimbursement	0.66
The Advisor has contractually agreed through April 30, 2020 to waive its fees and/or reimburse certain operating expenses of the fund to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses and acquired funds fees and expenses) at a ratio no higher than 0.66% for Class A shares. The agreement may only be terminated with the consent of the fund’s Board.
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The
Example also assumes that your investment has a 5% return each year and that the fund's operating expenses (including one year of capped expenses in each period) remain the same. This example does not reflect any fees or sales charges imposed by a variable contract for which the fund is an investment option. If they were included, your costs would be higher.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$67	$537	$1,034	$2,403
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 85% of the average value of its portfolio.
Principal Investment Strategy
Main investments. Under normal circumstances, the fund invests mainly in a multi-sector portfolio of domestic and foreign fixed income securities. Investments may be made in U.S. and non-U.S. dollar-denominated securities. The fund’s investment sectors include, but are not limited to: (i) government notes and bonds; (ii) corporate bonds, including high-yield/high-risk (junk) bonds; (iii) commercial loans, commercial and residential mortgage-backed securities, and equity investments of real estate securities trusts (“REITs”); (iv) asset-backed securities; (v) convertible securities and preferred stock; (vi) emerging markets debt; and (vii) adjustable rate loans that have a senior right to payment (“senior loans”) and other floating rate debt securities. The fund may invest in some or all of the above sectors and it is not limited in the amount it can invest in any one sector. Allocations to each sector will vary over

Prospectus May 1, 2019	1	DWS Multisector Income VIP

time. The fund may also invest in exchange traded funds (“ETFs”) and dividend-paying common stocks. The credit quality of the fund’s investments may vary; the fund may invest up to 100% of total assets in investment-grade fixed income securities or even up to 100% in below investment grade fixed income securities (“junk”), which are those below the fourth highest credit rating category (that is, grade BB/Ba and below). The fund may invest in fixed income securities of any maturity or duration. Because the fund may invest in fixed income securities of varying maturities, the fund’s dollar-weighted average effective portfolio maturity will vary. As of December 31, 2018, the fund had a dollar-weighted average effective portfolio maturity of 6.55 years.
Management process. In deciding which types of securities to buy and sell, portfolio management typically weighs a number of factors against each other, from economic outlooks and possible interest rate movements to changes in supply and demand within the fixed income securities market. In choosing individual fixed income securities, portfolio management considers how they are structured and uses independent analysis of issuers’ creditworthiness. Total return is a combination of capital appreciation and current income.
Derivatives. Portfolio management generally may use futures contracts, options on interest rate swaps, options on interest rate futures contracts or interest rate swaps, which are types of derivatives (a contract whose value is based on, for example, indices, currencies or securities), for duration management (i.e., reducing or increasing the sensitivity of the fund’s portfolio to interest rate changes) or for non-hedging purposes to seek to enhance potential gains. Portfolio management may also use (i) option contracts in order to gain exposure to a particular market or security, to seek to increase the fund’s income, or to hedge against changes in a particular market or security, (ii) total return swaps to seek to enhance potential gains by increasing or reducing the fund’s exposure to a particular sector or market or as a substitute for direct investment, or (iii) credit default swaps to seek to increase the fund’s income, to gain exposure to a bond issuer’s credit quality characteristics without directly investing in the bond or to hedge the risk of default on bonds held in the fund’s portfolio. In addition, portfolio management generally may use forward currency contracts (i) to hedge exposure to changes in foreign currency exchange rates on foreign currency denominated portfolio holdings; (ii) to facilitate transactions in foreign currency denominated securities; or (iii) for non-hedging purposes to seek to enhance potential gains.
The fund may also use other types of derivatives (i) for hedging purposes; (ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.
Securities lending. The fund may lend securities (up to one-third of total assets) to approved institutions, such as registered broker-dealers, banks and pooled investment vehicles.
Main Risks
There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Interest rate risk. When interest rates rise, prices of debt securities generally decline. The longer the effective duration of the fund’s debt securities, the more sensitive the fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) Recent and potential future changes in monetary policy made by central banks or governments are likely to affect the level of interest rates. Rising interest rates may prompt redemptions from the fund, which may force the fund to sell investments at a time when it is not advantageous to do so, which could result in losses. Senior loans typically have adjustable interest rates. However, because floating rates on senior loans only reset periodically, changes in prevailing interest rates may cause a fluctuation in the fund’s value. In addition, extreme increases in prevailing interest rates may cause an increase in senior loan defaults, which may cause a further decline in the fund’s value. The fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. Finally, a decrease in interest rates could adversely affect the income earned by the fund from its senior loans.
Credit risk. The fund's performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. Credit risk is greater for lower-rated securities.
Because the issuers of high yield debt securities, or junk bonds (debt securities rated below the fourth highest credit rating category), may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news, or even the expectation of bad news, than investment-grade debt securities. Credit risk for high yield securities is greater than for higher-rated securities.
Because securities in default generally have missed one or more payments of interest and/or principal, an investment in such securities has an increased risk of loss. Issuers of securities in default have an increased likelihood of entering bankruptcy or beginning liquidation procedures
Prospectus May 1, 2019	2	DWS Multisector Income VIP

which could impact the fund's ability to recoup its investment. Securities in default may be illiquid or trade in low volumes and thus may be difficult to value.
For securities that rely on third-party guarantors to support their credit quality, the same risks may apply if the financial condition of the guarantor deteriorates or the guarantor ceases to insure securities. Because guarantors may insure many types of securities, including subprime mortgage bonds and other high-risk bonds, their financial condition could deteriorate as a result of events that have little or no connection to securities owned by the fund.
High yield debt securities risk. High yield debt securities, or junk bonds, are generally regarded as speculative with respect to the issuer’s continuing ability to meet principal and interest payments. High yield debt securities’ total return and yield may generally be expected to fluctuate more than the total return and yield of investment-grade debt securities. A real or perceived economic downturn or an increase in market interest rates could cause a decline in the value of high yield debt securities, result in increased redemptions and/or result in increased portfolio turnover, which could result in a decline in net asset value of the fund, reduce liquidity for certain investments and/or increase costs. High yield debt securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade debt securities as there may be no established secondary market. Investments in high yield debt securities could increase liquidity risk for the fund. In addition, the market for high yield debt securities can experience sudden and sharp volatility which is generally associated more with investments in stocks.
Prepayment and extension risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund’s assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund’s share price and yield and could hurt fund performance.
Senior loans risk. The fund invests in senior loans that may not be rated by a rating agency, registered with the Securities and Exchange Commission or any state securities commission or listed on any national securities exchange. Therefore, there may be less publicly available information about them than for registered or exchange-listed securities. The Advisor relies on its own evaluation of the creditworthiness of borrowers, but will consider, and may rely in part on, analyses performed by others. As a result, the fund is particularly dependent on the analytical abilities of the Advisor.
Senior loans may not be considered “securities,” and purchasers, such as the fund, therefore may not be entitled to rely on the anti-fraud and misrepresentation protections of the federal securities laws. Senior loans involve other risks, including credit risk, interest rate risk, liquidity risk, and prepayment and extension risk.
Because affiliates of the Advisor may participate in the primary and secondary market for senior loans, limitations under applicable law may restrict the fund’s ability to participate in a restructuring of a senior loan or to acquire some senior loans, or affect the timing or price of such acquisition. The fund also may be in possession of material non-public information about a borrower as a result of its ownership of a senior loan. Because of prohibitions on trading in securities of issuers while in possession of such information, the fund might be unable to enter into a transaction in a publicly-traded security of that borrower when it would otherwise be advantageous to do so. If the Advisor wishes to invest in the publicly traded securities of a borrower, it may not have access to material non-public information regarding the borrower to which other lenders have access.
ETF risk. Because ETFs trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. An ETF is subject to the risks of the assets in which it invests as well as those of the investment strategy it follows. The fund incurs brokerage costs when it buys and sells shares of an ETF and also bears its proportionate share of the ETF’s fees and expenses, which are passed through to ETF shareholders.
Market risk. The market value of the securities in which the fund invests may be impacted by the prospects of individual issuers, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments, as well as US and foreign government actions such as the imposition of tariffs, economic and trade sanctions or embargoes, could undermine the value of the fund’s investments, prevent the fund from realizing the full value of its investments or prevent the fund from selling securities it holds. In June 2016, citizens of the United Kingdom approved a referendum to leave the European Union (EU) and in March 2017, the United Kingdom initiated the formal process of withdrawing from the EU. Significant uncertainty exists regarding the United Kingdom’s anticipated withdrawal from the EU and any adverse economic and political effects such withdrawal may have on the United Kingdom, other EU countries and the global economy.
Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests
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in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.
Emerging markets risk. Foreign investment risks are greater in emerging markets than in developed markets. Investments in emerging markets are often considered speculative.
Currency risk. Changes in currency exchange rates may affect the value of the fund’s investments and the fund’s share price. The value of currencies are influenced by a variety of factors, that include: interest rates, national debt levels and trade deficits, changes in balances of payments and trade, domestic and foreign interest and inflation rates, global or regional political, economic or financial events, monetary policies of governments, actual or potential government intervention, global energy prices, political instability and government monetary policies and the buying or selling of currency by a country’s government. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the US dollar or, in the case of hedged positions, that the US dollar will decline relative to the currency being hedged. Currency exchange rates can be volatile and can change quickly and unpredictably, thereby impacting the value of the fund’s investments.
Real estate securities risk. The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments and will depend on the value of the underlying properties or the underlying loans or interest. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities.
Mortgage-backed and other asset-backed securities risk. These securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables held in trust and often involve risks that are different from or possibly more acute than risks associated with other types of debt instruments. When market interest rates increase, the market values of mortgage-backed securities decline. At the same time, however, mortgage refinancings and prepayments slow, which lengthens the effective duration of these securities. As a result, the negative effect of the interest rate increase on the market value of mortgage-backed securities is usually more pronounced than it is for other types of fixed income securities, potentially increasing the volatility of the fund. Conversely, when market interest rates decline, while the value of mortgage-backed securities may increase, the rate of prepayment of the underlying mortgages also tends to increase, which shortens the effective duration of these securities and may expose the fund to a lower rate of return on reinvestment. Mortgage-backed securities not backed by a government guarantee may be subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgage may decline in value and be insufficient, upon foreclosure, to repay the associated loan.
Investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.
Security selection risk. The securities in the fund’s portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. Further, geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes and related geopolitical events have led, and in the future may lead, to increased short-term market volatility, which may disrupt securities markets and have adverse long-term effects on US and world economies and markets. To the extent the fund invests in a particular capitalization or sector, the fund’s performance may be affected by the general performance of that particular capitalization or sector.
Dividend-paying stock risk. As a category, dividend-paying stocks may underperform non-dividend paying stocks (and the stock market as a whole) over any period of time. In addition, issuers of dividend-paying stocks may have discretion to defer or stop paying dividends for a stated period of time. If the dividend-paying stocks held by the fund reduce or stop paying dividends, the fund’s ability to generate income may be adversely affected.
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Derivatives risk. Risks associated with derivatives may include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment and/or the fund may sell certain investments at a price or time that is not advantageous in order to meet redemption requests or other cash needs. Unusual market conditions, such as an unusually high volume of redemptions or other similar conditions could increase liquidity risk for the fund, and in extreme conditions, the fund could have difficulty meeting redemption requests.
Pricing risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.
Securities lending risk. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.
Operational and technology risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations.
Past Performance
How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends and distributions were reinvested. For more recent performance figures, go to dws.com (the Web site does not form a part of this prospectus) or call the telephone number included in this prospectus. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.
Prior to October 2, 2017, the fund was named Deutsche Unconstrained Income VIP and operated with a different investment strategy. Prior to May 31, 2013, the fund had a sub-advisor and a different investment management team that operated with a different investment strategy. Prior to September 22, 2011, the fund was named DWS Strategic Income VIP and operated with a different objective and investment strategy. Performance would have been different if the fund's current investment strategy had been in effect.
CALENDAR YEAR TOTAL RETURNS  (%) (CLASS A)

	Returns	Period ending
Best Quarter	9.43%	June 30, 2009
Worst Quarter	-4.48%	June 30, 2013
Year-to-Date	3.43%	March 31, 2019
Average Annual Total Returns
(For periods ended 12/31/2018 expressed as a %)
	Class Inception	1 Year	5 Years	10 Years
Class A before tax	5/1/1997	-1.65	0.91	5.23
Bloomberg Barclays U.S. Universal Index (reflects no deduction for fees, expenses or taxes)		-0.25	2.72	4.06
Management
Investment Advisor
DWS Investment Management Americas, Inc.
Subadvisor
DWS Alternatives Global Limited
Portfolio Manager(s)
John D. Ryan, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2010.
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Thomas M. Farina, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2019.
Kelly L. Beam, CFA, Director. Portfolio Manager of the fund. Began managing the fund in 2019.
Purchase and Sale of Fund Shares
The fund is intended for use in a variable insurance product. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.
Tax Information
The fund normally distributes its net investment income and realized capital gains, if any, to its shareholders, the separate accounts of participating insurance companies. These distributions may not be taxable to the holders of variable annuity contracts and variable life insurance policies. For information concerning the federal income tax consequences for the holders of such contracts or policies, holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.
Payments to Financial Intermediaries
If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund, the Advisor, and/or the Advisor’s affiliates, may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's Web site for more information.
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Fund Details
Additional Information About Fund Strategies and Risks
DWS Multisector Income VIP
Investment Objective
The fund seeks a high total return.
Principal Investment Strategy
Main investments. Under normal circumstances, the fund invests mainly in a multi-sector portfolio of domestic and foreign fixed income securities. Investments may be made in U.S. and non-U.S. dollar-denominated securities. The fund’s investment sectors include, but are not limited to: (i) government notes and bonds; (ii) corporate bonds, including high-yield/high-risk (junk) bonds; (iii) commercial loans, commercial and residential mortgage-backed securities, and equity investments of real estate securities trusts (“REITs”); (iv) asset-backed securities; (v) convertible securities and preferred stock; (vi) emerging markets debt; and (vii) adjustable rate loans that have a senior right to payment (“senior loans”) and other floating rate debt securities. The fund may invest in some or all of the above sectors and it is not limited in the amount it can invest in any one sector. Allocations to each sector will vary over time. The fund may also invest in exchange traded funds (“ETFs”) and dividend-paying common stocks. The credit quality of the fund’s investments may vary; the fund may invest up to 100% of total assets in investment-grade fixed income securities or even up to 100% in below investment grade fixed income securities (“junk”), which are those below the fourth highest credit rating category (that is, grade BB/Ba and below). The fund may invest in fixed income securities of any maturity or duration. Because the fund may invest in fixed income securities of varying maturities, the fund’s dollar-weighted average effective portfolio maturity will vary. As of December 31, 2018, the fund had a dollar-weighted average effective portfolio maturity of 6.55 years.
In determining the dollar-weighted average effective portfolio maturity, portfolio management uses a security’s stated maturity or, if applicable, an earlier date on which portfolio management believes it is probable that the security will be repaid pursuant to a maturity-shortening feature of the security. Portfolio management might use a security’s effective maturity where, for example, market conditions favor a buyer exercising a put option (i.e., an option to sell a bond back to the issuer prior to its maturity) or an issuer exercising a call option (i.e., an option to redeem a bond prior to its maturity) or a principal prepayment provision (i.e., a provision allowing an issuer to repay principal before the stated maturity date). A security’s effective maturity can be substantially shorter than its stated maturity.
The fund defines “emerging markets” to include countries or markets: (i) currently classified as low-to-middle income economies by the World Bank; or (ii) currently considered to be developing by the International Finance Corporation or the United Nations or its authorities. The fund defines “fixed income” securities through the following sector classifications of domestic and foreign securities that include: (i) government notes and bonds, (ii) corporate bonds, (iii) commercial and residential mortgage-backed securities, (iv) asset-backed securities, (v) emerging markets debt, (vi) loans and (vii) interest rate futures/options.
The fund may also invest in affiliated mutual funds and ETFs. The fund may invest up to 5% of net assets in shares of DWS Floating Rate Fund, which invests primarily in senior loans.
Management process. In deciding which types of securities to buy and sell, portfolio management typically weighs a number of factors against each other, from economic outlooks and possible interest rate movements to changes in supply and demand within the fixed income securities market. In choosing individual fixed income securities, portfolio management considers how they are structured and uses independent analysis of issuers’ creditworthiness. Total return is a combination of capital appreciation and current income.
The fund may invest from time to time in ETFs that are managed by affiliates of the Advisor, including, but not limited to, series of DBX ETF Trust, which are managed by DBX Advisors LLC. DWS Investment Management Americas, Inc. and DBX Advisors LLC are subsidiaries of DWS Group. The fund may also invest in securities of unaffiliated ETFs.

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Derivatives. Portfolio management generally may use futures contracts, options on interest rate swaps, options on interest rate futures contracts or interest rate swaps, which are types of derivatives (a contract whose value is based on, for example, indices, currencies or securities), for duration management (i.e., reducing or increasing the sensitivity of the fund’s portfolio to interest rate changes) or for non-hedging purposes to seek to enhance potential gains. Portfolio management may also use (i) option contracts in order to gain exposure to a particular market or security, to seek to increase the fund’s income, or to hedge against changes in a particular market or security, (ii) total return swaps to seek to enhance potential gains by increasing or reducing the fund’s exposure to a particular sector or market or as a substitute for direct investment, or (iii) credit default swaps to seek to increase the fund’s income, to gain exposure to a bond issuer’s credit quality characteristics without directly investing in the bond or to hedge the risk of default on bonds held in the fund’s portfolio. In addition, portfolio management generally may use forward currency contracts (i) to hedge exposure to changes in foreign currency exchange rates on foreign currency denominated portfolio holdings; (ii) to facilitate transactions in foreign currency denominated securities; or (iii) for non-hedging purposes to seek to enhance potential gains.
The fund may also use other types of derivatives (i) for hedging purposes; (ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.
Securities lending. The fund may lend securities (up to one-third of total assets) to approved institutions, such as registered broker-dealers, banks and pooled investment vehicles.
Main Risks
There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Interest rate risk. When interest rates rise, prices of debt securities generally decline. The longer the effective duration of the fund’s debt securities, the more sensitive the fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) Recent and potential future changes in monetary policy made by central banks or governments are likely to affect the level of interest rates. Rising interest rates may prompt redemptions from the fund, which may force the fund to sell investments at a time when it is not advantageous to do so, which could result in losses. Senior loans typically have adjustable interest rates. However, because floating rates on senior loans only reset periodically, changes in prevailing interest rates may cause a fluctuation in the fund’s value. In addition, extreme increases in prevailing interest rates may cause an increase in senior loan defaults, which may cause a further decline in the fund’s value. The fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. Finally, a decrease in interest rates could adversely affect the income earned by the fund from its senior loans.
Credit risk. The fund's performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. Credit risk is greater for lower-rated securities.
Because the issuers of high yield debt securities, or junk bonds (debt securities rated below the fourth highest credit rating category), may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news, or even the expectation of bad news, than investment-grade debt securities. Credit risk for high yield securities is greater than for higher-rated securities.
Some securities issued by US government agencies or instrumentalities are backed by the full faith and credit of the US government. Other securities that are supported only by the credit of the issuing agency or instrumentality are subject to greater credit risk than securities backed by the full faith and credit of the US government. This is because the US government might provide financial support, but has no obligation to do so, if there is a potential or actual loss of principal or failure to make interest payments.
Because of the rising US government debt burden, it is possible that the US government may not be able to meet its financial obligations or that securities issued by the US government may experience credit downgrades. Such a credit event may also adversely impact the financial markets and the fund.
When purchasing senior loans, the fund faces the risk that the creditworthiness of the borrower may decline, causing the value of the fund’s interest in a loan to decline. In addition, a borrower may not be able to make timely payments on the interest and principal on the debt obligations it has outstanding. In the event of bankruptcy of a borrower, the fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a senior loan. Senior loans and other floating rate debt securities that are rated below investment grade are considered speculative because of the credit risk of the borrowers. Such borrowers may be more likely to default on payments of interest and principal in response to changes in economic conditions or circumstances. The
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value of senior loans made to such borrowers is likely to be more sensitive to adverse news about the borrower, markets or economy.
Any non-payment of principal or interest could result in a reduction of income to the fund, a reduction in the value of the fund’s interest in the senior loan and a reduction in the fund’s net asset value. There can be no assurance that the liquidation of any collateral securing a senior loan would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments or that such collateral could be readily liquidated.
High yield debt securities risk. High yield debt securities, or junk bonds, are generally regarded as speculative with respect to the issuer’s continuing ability to meet principal and interest payments. High yield debt securities’ total return and yield may generally be expected to fluctuate more than the total return and yield of investment-grade debt securities. A real or perceived economic downturn or an increase in market interest rates could cause a decline in the value of high yield debt securities, result in increased redemptions and/or result in increased portfolio turnover, which could result in a decline in net asset value of the fund, reduce liquidity for certain investments and/or increase costs. High yield debt securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade debt securities as there may be no established secondary market. Investments in high yield debt securities could increase liquidity risk for the fund. In addition, the market for high yield debt securities can experience sudden and sharp volatility which is generally associated more with investments in stocks.
Prepayment and extension risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund’s assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund’s share price and yield and could hurt fund performance.
Senior loans risk. The fund invests in senior loans that may not be rated by a rating agency, registered with the Securities and Exchange Commission or any state securities commission or listed on any national securities exchange. Therefore, there may be less publicly available information about them than for registered or exchange-listed securities. The Advisor relies on its own evaluation of the creditworthiness of borrowers, but will consider, and may rely in part on, analyses performed by others. As a result, the fund is particularly dependent on the analytical abilities of the Advisor.
Senior loans may not be considered “securities,” and purchasers, such as the fund, therefore may not be entitled to rely on the anti-fraud and misrepresentation protections of the federal securities laws. Senior loans involve other risks, including credit risk, interest rate risk, liquidity risk, and prepayment and extension risk.
Because affiliates of the Advisor may participate in the primary and secondary market for senior loans, limitations under applicable law may restrict the fund’s ability to participate in a restructuring of a senior loan or to acquire some senior loans, or affect the timing or price of such acquisition. The fund also may be in possession of material non-public information about a borrower as a result of its ownership of a senior loan. Because of prohibitions on trading in securities of issuers while in possession of such information, the fund might be unable to enter into a transaction in a publicly-traded security of that borrower when it would otherwise be advantageous to do so. If the Advisor wishes to invest in the publicly traded securities of a borrower, it may not have access to material non-public information regarding the borrower to which other lenders have access.
ETF risk. Because ETFs trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. An ETF is subject to the risks of the assets in which it invests as well as those of the investment strategy it follows. The fund incurs brokerage costs when it buys and sells shares of an ETF and also bears its proportionate share of the ETF’s fees and expenses, which are passed through to ETF shareholders.
Fees and expenses incurred by an ETF may include trading costs, operating expenses, licensing fees, trustee fees and marketing expenses. With an index ETF, these costs may contribute to the ETF not fully matching the performance of the index it is designed to track.
Market risk. The market value of the securities in which the fund invests may be impacted by the prospects of individual issuers, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments, as well as US and foreign government actions such as the imposition of tariffs, economic and trade sanctions or embargoes, could undermine the value of the fund’s investments, prevent the fund from realizing the full value of its investments or prevent the fund from selling securities it holds. In June 2016, citizens of the United Kingdom approved a referendum to leave the European Union (EU) and in March 2017, the United Kingdom initiated the formal process of withdrawing from the EU. Significant uncertainty exists regarding the United Kingdom’s anticipated withdrawal from the EU and any
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adverse economic and political effects such withdrawal may have on the United Kingdom, other EU countries and the global economy.
Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.
Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding or other taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.
Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments.
Emerging markets risk. Foreign investment risks are greater in emerging markets than in developed markets. Investments in emerging markets are often considered speculative.
Emerging markets countries typically have economic and political systems that are less developed, and can be expected to be less stable than developed markets. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation.
Currency risk. Changes in currency exchange rates may affect the value of the fund’s investments and the fund’s share price. The value of currencies are influenced by a variety of factors, that include: interest rates, national debt levels and trade deficits, changes in balances of payments and trade, domestic and foreign interest and inflation rates, global or regional political, economic or financial events, monetary policies of governments, actual or potential government intervention, global energy prices, political instability and government monetary policies and the buying or selling of currency by a country’s government. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the US dollar or, in the case of hedged positions, that the US dollar will decline relative to the currency being hedged. Currency exchange rates can be volatile and can change quickly and unpredictably, thereby impacting the value of the fund’s investments.
Real estate securities risk. The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments and will depend on the value of the underlying properties or the underlying loans or interest. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities.
Mortgage-backed and other asset-backed securities risk. These securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables held in trust and often involve risks that are different from or possibly more acute than risks associated with other types of debt instruments. When market interest rates increase, the market values of mortgage-backed securities decline. At the same time, however, mortgage refinancings and prepayments slow, which lengthens the effective duration of these securities. As a result, the negative effect of the interest rate increase on the market value of mortgage-backed securities is usually more pronounced than it is for other types of fixed income securities, potentially increasing the volatility of the fund. Conversely, when market interest rates decline, while the value of mortgage-backed securities may increase, the rate of prepayment of the underlying mortgages also tends to increase, which shortens the effective duration of these securities and may expose the fund to a lower rate of return on reinvestment. Mortgage-backed securities not backed by a government guarantee may be subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgage may decline in value and be insufficient, upon foreclosure, to repay the associated loan.
Investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.
Security selection risk. The securities in the fund’s portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.
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Convertible securities risk. The market value of a convertible security performs like that of a regular debt security; that is, when interest rates rise, the price of a convertible security generally declines. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their price may change based on changes in the issuer’s financial condition. Because a convertible security derives a portion of its value from the common stock into which it may be converted, market and issuer risks that apply to the underlying common stock could impact the price of the convertible security.
Preferred stock risk. Preferred stock generally has a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Preferred stock is subject to many of the risks associated with debt securities, including interest rate risk. In addition, preferred stock may not pay a dividend, an issuer may suspend payment of dividends on preferred stock at any time, and in certain situations an issuer may call or redeem its preferred stock or convert it to common stock.
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. Further, geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes and related geopolitical events have led, and in the future may lead, to increased short-term market volatility, which may disrupt securities markets and have adverse long-term effects on US and world economies and markets. To the extent the fund invests in a particular capitalization or sector, the fund’s performance may be affected by the general performance of that particular capitalization or sector.
Dividend-paying stock risk. As a category, dividend-paying stocks may underperform non-dividend paying stocks (and the stock market as a whole) over any period of time. In addition, issuers of dividend-paying stocks may have discretion to defer or stop paying dividends for a stated period of time. If the dividend-paying stocks held by the fund reduce or stop paying dividends, the fund’s ability to generate income may be adversely affected.
Derivatives risk. Risks associated with derivatives may include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.
There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment and/or the fund may sell certain investments at a price or time that is not advantageous in order to meet redemption requests or other cash needs. Unusual market conditions, such as an unusually high volume of redemptions or other similar conditions could increase liquidity risk for the fund, and in extreme conditions, the fund could have difficulty meeting redemption requests.
This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced). This may affect only certain securities or an overall securities market.
The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed-income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Additionally, market participants, other than the fund, may attempt to sell fixed income holdings at the same time as the fund, which could cause downward pricing pressure and contribute to illiquidity.
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Senior loans may have longer trade settlement periods than other types of investments which could result in the fund not receiving the proceeds from a sale of a senior loan for an extended period after such sale. To the extent that other sources of liquidity are unavailable, the uncertainty of trade settlement periods could lead to shortfalls in cash needed to handle fund redemptions, especially during periods of heavy redemption activity.
Pricing risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.
Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may prevent the fund from being able to realize full value and thus sell a security for its full valuation. This could cause a material decline in the fund’s net asset value.
Securities lending risk. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.
Operational and technology risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations.
Cyber-attacks may include unauthorized attempts by third parties to improperly access, modify, disrupt the operations of, or prevent access to the systems of the fund’s service providers or counterparties, issuers of securities held by the fund or other market participants or data within them. In addition, power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
Cyber-attacks, disruptions, or failures may adversely affect the fund and its shareholders or cause reputational damage and subject the fund to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. For example, the fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value, and impede trading). In addition, cyber-attacks, disruptions, or failures involving a fund counterparty could affect such counterparty’s ability to meet its obligations to the fund, which may result in losses to the fund and its shareholders. Similar types of operational and technology risks are also present for issuers of securities held by the fund, which could have material adverse consequences for such issuers, and may cause the fund’s investments to lose value. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments.
While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions, or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund, or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will address the possibility of and fallout from cyber-attacks, disruptions, or failures. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, fund counterparties, issuers of securities held by the fund, or other market participants.
Other Policies and Risks
While the previous pages describe the main points of the fund’s strategy and risks, there are a few other matters to know about:
■	Although major changes tend to be infrequent, the fund’s Board could change the fund's investment objective without seeking shareholder approval.
■	When, in the Advisor's opinion, it is advisable to adopt a temporary defensive position because of unusual and adverse or other market conditions, up to 100% of the fund's assets may be held in cash or invested in money market securities or other short-term investments. Short-term investments consist of (1) foreign and domestic obligations of sovereign governments and their agencies and instrumentalities, authorities and political subdivisions; (2) other short-term rated debt securities or, if unrated, determined to be of comparable quality in the opinion of the Advisor; (3) commercial paper; (4) bank obligations, including negotiable certificates of deposit,
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time deposits and bankers' acceptances; and (5) repurchase agreements. Short-term investments may also include shares of money market mutual funds. To the extent the fund invests in such instruments, the fund will not be pursuing its investment objective. However, portfolio management may choose to not use these strategies for various reasons, even in volatile market conditions.
■	Portfolio management measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, its own judgment. All securities must meet the credit quality standards applied by portfolio management at the time they are purchased. If a security’s credit quality changes, portfolio management will decide what to do with the security, based on its assessment of what would most benefit the fund.
■	From time to time, the fund may have a concentration of shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the fund.
■	Your fund assets may be at risk of being transferred to the appropriate state if you fail to maintain a valid address and/or if certain activity does not occur in your account within the time specified by state abandoned property law. Contact your financial representative or the transfer agent for additional information.
For More Information
This prospectus doesn’t tell you about every policy or risk of investing in the fund. If you want more information on the fund’s allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).
Keep in mind that there is no assurance that the fund will achieve its investment objective.
A complete list of the fund’s portfolio holdings as of the month-end is posted on dws.com on or after the last day of the following month. More frequent posting of portfolio holdings information may be made from time to time on dws.com. The posted portfolio holdings information is available by fund and generally remains accessible at least until the date on which the fund files its Form N-CSR or N-Q (or, once the fund begins filing on Form N-PORT in April 2019, a Form N-CSR or publicly available Form N-PORT) with the SEC for the period that includes the date as of which the posted information is current. The fund’s Statement of Additional Information includes a description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio holdings.
Who Manages and Oversees the Fund
The Investment Advisor
DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for the fund. Under the oversight of the Board, the Advisor makes investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. Deutsche Bank AG reorganized its asset management division, Deutsche Asset Management, into a separate financial services firm, DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is now a separate, publicly-listed financial services firm that is an indirect, majority-owned subsidiary of Deutsche Bank AG. The Advisor is an indirect, wholly-owned subsidiary of DWS Group. The Advisor and its predecessors have more than 90 years of experience managing mutual funds and provide a full range of global investment advisory services to institutional and retail clients.
DWS represents the asset management activities conducted by DWS Group or any of its subsidiaries, including DIMA, other affiliated investment advisors and DWS Distributors, Inc. (“DDI” or the “Distributor”). DWS is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.
The Advisor may utilize the resources of its global investment platform to provide investment management services through branch offices or affiliates located outside the US. In some cases, the Advisor may also utilize its branch offices or affiliates located in the US or outside the US to perform certain services, such as trade execution, trade matching and settlement, or various administrative, back-office or other services. To the extent services are performed outside the US, such activity may be subject to both US and foreign regulation. It is possible that the jurisdiction in which the Advisor or its affiliate performs such services may impose restrictions or limitations on portfolio transactions that are different from, and in addition to, those that apply in the US.
Management Fee. The Advisor receives a management fee from the fund. Below is the management rate paid by the fund for the most recent fiscal year, as a percentage of the fund’s average daily net assets:
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Fund Name	Fee Paid
DWS Multisector Income VIP	0.00%**
**	Reflects the effects of expense limitations and/or fee waivers then in effect.
The following waiver is currently in effect:
The Advisor has contractually agreed through April 30, 2020 to waive its fees and/or reimburse certain operating expenses of the fund to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses and acquired funds fees and expenses) at a ratio no higher than 0.66% for Class A shares. The agreement may only be terminated with the consent of the fund’s Board.
DWS Multisector Income VIP may invest in other mutual funds advised by the Advisor and its affiliates (“affiliated mutual funds”). In the case of an investment in DWS Floating Rate Fund, the Advisor has also agreed to apply a management fee credit to the fund equal to the management fee of DWS Floating Rate Fund, as applied to the amount of assets invested by the fund in DWS Floating Rate Fund.
A discussion regarding the basis for the Board renewal of the fund’s investment management agreement and subadvisory agreement is contained in the most recent shareholder report for the annual period ended December 31 and the semi-annual period ended June 30 (see “Shareholder reports” on the back cover).
Under a separate administrative services agreement between the fund and the Advisor, the fund pays the Advisor a fee of 0.10% of the fund’s average daily net assets for providing most of the fund's administrative services. The administrative services fee discussed above is included in the fees and expenses table under “Other expenses.”
Subadvisor
DWS Alternatives Global Limited acts as subadvisor for the fund and, as such, provides portfolio management services to the fund. DWS Alternatives Global Limited is an investment advisor registered with the Securities and Exchange Commission and is a direct, wholly-owned subsidiary of DWS Group. Pursuant to a subadvisory agreement between DIMA and DWS Alternatives Global Limited, DIMA, not the fund, compensates DWS Alternatives Global Limited for the services it provides to the fund. DWS Alternatives Global Limited, formerly known as Deutsche Alternative Asset Management (Global) Limited, is located at 70 Victoria Street, The Zig Zag Building, London, United Kingdom, SW1E6SQ. DWS Alternatives Global Limited’s assets under management are currently comprised of institutional accounts and investment companies.
Multi-Manager Structure. The Advisor, subject to the approval of the Board, has ultimate responsibility to oversee any subadvisor to the fund and to recommend the hiring, termination and replacement of subadvisors. The fund and the Advisor have received an order from the SEC that permits the Advisor to appoint or replace certain subadvisors, to manage all or a portion of the fund’s assets and enter into, amend or terminate a subadvisory agreement with certain subadvisors, in each case subject to the approval of the fund’s Board but without obtaining shareholder approval (“multi-manager structure”). The multi-manager structure applies to subadvisors that are not affiliated with the fund or the Advisor (“nonaffiliated subadvisors”), as well as subadvisors that are indirect or direct, wholly-owned subsidiaries of the Advisor or that are indirect or direct, wholly-owned subsidiaries of the same company that, indirectly or directly, wholly owns the Advisor (“wholly-owned subadvisors”). Pursuant to the SEC order, the Advisor, with the approval of the fund’s Board, has the discretion to terminate any subadvisor and allocate and reallocate the fund’s assets among any other nonaffiliated subadvisors or wholly-owned subadvisors (including terminating a nonaffiliated subadvisor and replacing it with a wholly-owned subadvisor). The fund and the Advisor are subject to the conditions imposed by the SEC order, including the condition that within 90 days of hiring a new subadvisor pursuant to the multi-manager structure, the fund will provide shareholders with an information statement containing information about the new subadvisor. The shareholders of the fund have approved the multi-manager structure described herein.
Management
DWS Multisector Income VIP
The following Portfolio Managers are jointly and primarily responsible for the day-to-day management of the fund.
John D. Ryan, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2010.
■	Joined DWS in 2010 from Northern Trust where he served as a senior portfolio manager. Previously, he served as portfolio manager and head of credit trading for Deutsche Asset Management from 1998-2003.
■	Portfolio Manager for US and UK Unconstrained Funds: London.
■	Investment industry experience began in 1993.
■	BA in Economics, University of Chicago; MBA, University of Chicago.
Thomas M. Farina, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2019.
■	Joined DWS in 2006 with 12 years of industry experience. Head of Investment Grade Corporate Credit since 2013. Prior to joining, he held roles at Merrill Lynch Investment Management, Greenwich NatWest and at DnB Asset Management. He began his career as a Ratings Analyst at Standard & Poor’s.
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■	Senior Portfolio Manager and Co-Head of US Credit: New York.
■	BA and MA in Economics, State University of New York at Albany.
Kelly L. Beam, CFA, Director. Portfolio Manager of the fund. Began managing the fund in 2019.
■	Joined DWS in 1999. Prior to her current role, she served as a senior corporate bond trader. She also served in Investment Support for Stable Value, Specialty Fixed Income and Global Insurance.
■	Fixed Income Portfolio Manager: New York.
■	BS in Finance, Lehigh University; MBA, Fordham University.
The fund’s Statement of Additional Information provides additional information about a portfolio manager’s investments in the fund, a description of the portfolio management compensation structure and information regarding other accounts managed.
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Investing in the Fund
Your Investment in the Fund
The information in this section may affect anyone who selects the fund as an investment option in a variable annuity contract or variable life insurance policy that offers the fund. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The fund assumes no responsibility for such prospectuses.
For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at fundsus.dws.com/EN/resources/calculators.jsp (the Web site does not form a part of this prospectus).
Policies about transactions
The information in this prospectus applies to Class A shares of the fund. The fund offers one class of shares. Class A shares are offered at net asset value and are not subject to 12b-1 fees.
Technically, the shareholders of Deutsche DWS Variable Series II are the participating insurance companies (the “insurance companies”) that offer the fund as choices for holders of certain variable annuity contracts or variable life insurance policies (the “contract(s)”) issued or sponsored by the insurance companies. The insurance companies may pass through voting rights to the contract owners. The fund does not sell shares directly to the public. The fund sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the fund by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract. Depending on context in the prospectus, the terms “you” and “yours” refer to either a contract owner or to the insurance company that issues the contract. References to “buying,” “purchasing” or “holding” fund shares refer only to the insurance company, not the contract owner.
Please bear in mind that there are important differences between DWS retail funds available to any investor (a “Retail Fund”) and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the fund, are not sold to insurance company separate accounts to fund investments in variable insurance contracts. In addition, the investment objective, policies and strategies of the fund, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than the fund and have different expense ratios than the fund. As a result, the performance of the fund and a Retail Fund will differ.
Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the fund, orderly portfolio management could be disrupted to the potential detriment of shareholders of the fund.
The fund currently does not foresee any disadvantages to the holders of variable annuity contracts or variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in any such event.
The fund has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. This means that when an insurance company opens an account, the fund will ask for its name, address and other information that will allow the fund to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.
For certain insurance companies, the fund might request additional information (for instance, the fund would ask for documents such as the insurance company’s articles of incorporation) to help the fund verify the insurance company’s identity.
The fund will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in “good order.” Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

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The fund may reject a new account application if the insurance company doesn’t provide any required or requested identifying information, or for other reasons.
Buying and Selling Shares
The fund is open for business each day the New York Stock Exchange is open. The fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).
The fund continuously sells shares to each insurance company separate account, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed by the insurance company. The insurance company offers contract owners units in its separate accounts which correspond to shares in a fund. Each insurance company submits purchase and redemption orders to a fund based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed by the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.
Important information about buying and selling shares
■	After receiving a contract owner’s order, the insurance company buys or sells shares at the net asset value next calculated on any day the fund is open for business.
■	Unless otherwise instructed, the fund normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.
■	Redemptions will generally be in the form of cash, though the fund reserves the right to redeem in kind as described below. The fund typically expects to satisfy redemption requests by using available cash or by selling portfolio securities if available cash is not sufficient to meet redemptions. The fund may utilize an existing line of credit for temporary coverage in the event of a cash shortfall. The fund may also utilize interfund lending, though such use is expected to be rare. The fund may use any of these methods of satisfying redemption requests under normal or stressed market conditions. During periods of distressed market conditions, when a significant portion of the fund’s portfolio may be comprised of less-liquid investments, the fund may be more likely to pay redemption proceeds by giving you securities.
■	The fund does not issue share certificates.
■	The fund reserves the right to reject purchases of shares for any reason.
■	The fund reserves the right to withdraw or suspend the offering of shares at any time.
■	The fund reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a fund from disposing of its portfolio securities or pricing its shares.
■	The fund may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the fund, they are deemed to be in the fund’s best interests or when the fund is requested or compelled to do so by governmental authority or by applicable law.
■	The fund may close and liquidate an account if the fund is unable to verify provided information, or for other reasons; if the fund decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the fund shares and may incur tax liability.
■	The fund may pay for shares sold by “redeeming in kind,” that is, by distributing to you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the fund generally won’t make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund’s net assets, whichever is less.
■	A purchase order from an insurance company separate account may not be accepted if the sale of fund shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the fund.
Market Timing Policies and Procedures. Short-term and excessive trading of fund shares may present risks to the fund’s long-term shareholders (as used herein, the term “shareholders” may refer to the contract owners), including potential dilution in the value of fund shares, interference with the efficient management of a fund (including losses on the sale of investments), realized gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if the fund invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have “readily available market quotations.” Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in fund valuation that arise
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from the nature of the securities held by the fund (e.g., “time zone arbitrage”). The fund discourages short-term and excessive trading and has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.
The fund reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, the fund may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to the fund. The fund, through its Advisor and transfer agent, will monitor changes in investment direction (CID) by a shareholder within a fund. A CID is a transaction opposite to the prior transaction, which can be a purchase, redemption or exchange. The fund may take other trading activity into account if the fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.
Shareholders are limited to four roundtrip transactions in the same DWS fund (excluding money market funds) over a rolling 12-month period. A “roundtrip” transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same fund's shares. Shareholders with four or more roundtrip transactions in the same DWS fund within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that DWS fund for 12 months. The fund reserves the right to extend or maintain a block beyond 12-months if it deems that the shareholder's activity was harmful to the fund, or that the pattern of activity suggests a pattern of abuse. The rights of a shareholder to redeem shares of a DWS fund are not affected by the four roundtrip transaction limitation.
The fund may make exceptions to the roundtrip transaction policy for certain types of transactions if in the opinion of the Advisor, the transactions do not represent short-term or excessive trading or are not abusive or harmful to the fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the fund or administrator and transactions by certain qualified fund-of-funds.
In certain circumstances, the fund may rely upon the policy of the insurance company or other financial intermediary to deter short-term or excessive trading if the Advisor believes that the policy of such insurance company or other financial intermediary is reasonably designed to detect and deter transactions that are not in the best interests of the fund. An insurance company’s or other financial intermediary’s policy relating to short-term or excessive trading may be more or less restrictive than the DWS funds' policy, may permit certain transactions not permitted by DWS funds' policies, or prohibit transactions not subject to DWS funds' policies.
The Advisor may also accept undertakings from an insurance company or other financial intermediary to enforce short-term or excessive trading policies on behalf of the fund that provide a substantially similar level of protection for the fund against such transactions. For example, certain insurance companies may have contractual or legal restrictions, or operational constraints, that prevent them from blocking an account. In such instances, the Advisor may permit the insurance company to use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.
In addition, to the extent that the fund invests some portion of its assets in foreign securities, that fund has adopted certain fair valuation practices intended to protect the fund from “time zone arbitrage” with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the fund. (See “How the Fund Calculates Share Price.”)
There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying contract holders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. The Advisor reviews trading activity at the separate account level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the separate account level, the Advisor will contact the insurance company or other financial intermediary to request underlying contract holder activity. Depending on the amount of fund shares held in such separate account (which may represent most of the fund’s shares), short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. If short-term or excessive trading is identified, the Advisor will take appropriate action.
The fund’s market timing policies and procedures may be modified or terminated at any time.
How to receive account information
If you are a contract owner, you should contact your insurance company or the organization that provides recordkeeping services for information about your account.
Please see the contract prospectus that accompanies this prospectus for the customer service telephone number.
How to select shares
Shares in the fund are available in connection with certain variable annuity and life insurance arrangements. Each insurance company has different provisions about how and
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when their contract owners may select fund shares. Each insurance company is responsible for communicating its contract owners’ instructions to the fund. Contract owners should contact their insurance company to effect transactions in connection with the fund.
Financial intermediary support payments
The Advisor, the Distributor and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries (“financial representatives”) in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares (“revenue sharing”). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the fund, any recordkeeping/sub-transfer agency/networking fees payable by the fund (generally through the Distributor or an affiliate) and/or the Distributor or Advisor to certain financial representatives for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial representatives. For example, the Advisor, the Distributor and/or their affiliates may, using their legitimate profits, compensate financial representatives for providing the fund with “shelf space” or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund “supermarket” platforms and other formal sales programs; granting the Distributor access to the financial representative’s sales force; granting the Distributor access to the financial representative’s conferences and meetings; assistance in training and educating the financial representative’s personnel; and obtaining other forms of marketing support. In addition, revenue sharing payments may consist of the Distributor’s and/or its affiliates’ payment or reimbursement of ticket charges that would otherwise be assessed by a financial representative on an investor’s fund transactions.
The level of revenue sharing payments made to financial representatives may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial representative, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial representatives or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial representatives based on, for example, the nature of the services provided by the financial representative.
The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares or the retention and/or servicing of investors to financial representatives in amounts that generally range from 0.01% up to 0.52% of assets of the fund serviced and maintained by the financial representative, 0.05% to 0.25% of sales of the fund attributable to the financial representative, a flat fee of up to $143,750, or any combination thereof. These amounts are annual figures typically paid on a quarterly basis and are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial representative’s recommendation of the fund or of any particular share class of the fund. You should review your financial representative’s compensation disclosure and/or talk to your financial representative to obtain more information on how this compensation may have influenced your financial representative’s recommendation of the fund. Additional information regarding these revenue sharing payments is included in the fund’s Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).
The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial representatives under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial representatives to retirement plans that obtain recordkeeping services from ADP, Inc. or to 403(b) plans that obtain recordkeeping services from Ascensus, Inc. on the DWS-branded retirement plan platform (the “Platform”). The level of revenue sharing payments is based upon sales of both the DWS funds and the non-DWS funds by the financial representative on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial representative on the Platform.
It is likely that broker-dealers that execute portfolio transactions for the fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates
Prospectus May 1, 2019	19	Investing in the Fund

will not use fund brokerage to pay for their obligation to provide additional compensation to financial representatives as described above.
How the Fund Calculates Share Price
To calculate net asset value per share, or NAV, the fund uses the following equation:
(	Total Assets	−	Total Liabilities	)	÷	Total Number of Shares Outstanding	=	NAV
The price at which you buy and sell shares for the fund is the NAV. To obtain the fund's most recent share price, go to dws.com (we have included our Web site address as an inactive textual reference and do not intend it to be an active link to our Web site; the Web site does not form a part of this prospectus) or call the telephone number included in this prospectus.
For the underlying mutual funds in which the fund invests, we use the NAV of the underlying mutual funds. For other securities, we typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security’s value or a meaningful portion of the value of the fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the fund’s value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.
It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be the fund’s use of fair value pricing. This is intended to reduce the fund’s exposure to “time zone arbitrage” and other harmful trading practices. (See “Market timing policies and procedures.”)
To the extent that the fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren’t able to buy or sell fund shares through the contract. This is because some foreign markets are open on days and at times when the fund doesn’t price the shares.
Distributions
The fund intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The fund may make additional distributions if necessary.
All distributions will be reinvested in shares of a fund unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the fund for federal income tax purposes.
Taxes
The fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and intends to meet all requirements necessary to avoid paying any federal income or excise taxes.
Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59½ may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.
In order for investors to receive the favorable federal income tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to diversify its assets such that a separate account investing in the fund will comply with these requirements with respect to the amounts invested in a fund. If a fund or separate account does not meet such requirements or if a fund were to fail to qualify as a regulated investment company for any taxable year and could not or did not cure such failure, income allocable to the contracts associated with the separate account may be taxable currently for federal income tax purposes to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure. In addition, if a fund were to fail to qualify and be eligible for treatment as a regulated investment company for any taxable year and could not or did not cure such failure, the fund would be subject to tax on its taxable income at corporate rates.
Under Treasury regulations, insurance companies holding the separate accounts may have to report to the IRS losses above a certain amount resulting from a sale or disposition of a fund’s shares.
Prospectus May 1, 2019	20	Investing in the Fund

The discussion above is generally based on the assumption that shares of a fund will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the IRS finds an impermissible level of “investor control” over the investment options underlying variable contracts), the advantageous federal income tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available. In that situation, the person or persons determined to own the fund shares will be currently taxed for federal income tax purposes on fund distributions, and on the proceeds of any redemption of fund shares.
Participating insurance companies should consult their own tax advisors as to whether distributions from a fund are subject to federal income tax if they are retained as part of policy reserves.
Fund investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments, which will reduce a fund's return on such securities.
The fund’s investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such investments. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.
The preceding is a brief summary of certain of the relevant federal income tax considerations. Because each shareholder’s and contract holder’s tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible federal, foreign, state or local taxes.
Prospectus May 1, 2019	21	Investing in the Fund

Financial Highlights
The financial highlights are designed to help you understand recent financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the fund’s annual report (see “Shareholder reports” on the back cover). This information does not reflect charges and fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These charges and fees will reduce returns.

Prior to October 2, 2017, the fund was named Deutsche Unconstrained Income VIP and operated with a different investment strategy. Performance would have been different if the fund's current investment strategy had been in effect.
DWS Multisector Income VIP — Class A
	Years Ended December 31,
	2018	2017	2016	2015	2014
Selected Per Share Data
Net asset value, beginning of period	$10.22	$9.65	$10.43	$11.20	$11.53
Income (loss) from investment operations:
Net investment income[a]	.34	.28	.22	.40	.49
Net realized and unrealized gain (loss)	(.50)	.37	(.17)	(.72)	(.23)
Total from investment operations	(.16)	.65	.05	(.32)	.26
Less distributions from:
Net investment income	(.73)	(.08)	(.83)	(.45)	(.59)
Net asset value, end of period	$9.33	$10.22	$9.65	$10.43	$11.20
Total Return (%)[b]	(1.65)	6.78	.50	(3.02)	2.23
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8	10	25	33	54
Ratio of expenses before expense reductions (%)[c]	2.19	1.37	1.31	1.15	1.08
Ratio of expenses after expense reductions (%)[c]	.65	.67	.68	.70	.77
Ratio of net investment income (%)	3.50	2.81	2.19	3.67	4.23
Portfolio turnover rate (%)	85	96	159	185	185
a	Based on average shares outstanding during the period.
b	Total return would have been lower had certain expenses not been reduced.
c	Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.
Prospectus May 1, 2019	22	Financial Highlights

Appendix
Hypothetical Expense Summary
Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the fund may be higher or lower than 5% and, for money market funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.
The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund’s prospectus to consider the investment objective, risks, expenses and charges of the fund prior to investing.

DWS Multisector Income VIP — Class A
	Maximum Sales Charge: 0.00%	Initial Hypothetical Investment: $10,000		Assumed Rate of Return: 5%
Year	Cumulative Return Before Fees & Expenses	Annual Fund Expense Ratios	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	0.66%	4.34%	$10,434.00	$67.43
2	10.25%	2.19%	7.27%	$10,727.20	$231.72
3	15.76%	2.19%	10.29%	$11,028.63	$238.23
4	21.55%	2.19%	13.39%	$11,338.53	$244.92
5	27.63%	2.19%	16.57%	$11,657.15	$251.80
6	34.01%	2.19%	19.85%	$11,984.71	$258.88
7	40.71%	2.19%	23.21%	$12,321.48	$266.15
8	47.75%	2.19%	26.68%	$12,667.72	$273.63
9	55.13%	2.19%	30.24%	$13,023.68	$281.32
10	62.89%	2.19%	33.90%	$13,389.65	$289.23
Total					$2,403.31
Additional Index Information
Bloomberg Barclays U.S. Universal Index represents the union of the U.S. Aggregate Index, U.S. Corporate High-Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index.
Prospectus May 1, 2019	23	Appendix

To Get More Information
Shareholder reports. Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected fund performance during its last fiscal year.
Statement of Additional Information (SAI). This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it’s legally part of this prospectus).
For a free copy of any of these documents or to request other information about the fund, contact DWS at the telephone number or address listed below. SAIs and shareholder reports are also available through the DWS Web site at dws.com. These documents and other information about the fund are available from the EDGAR
Database on the SEC’s Internet site at sec.gov. If you like, you may obtain copies of this information, after paying a duplicating fee, by e-mailing a request to publicinfo@sec.gov.
Contact Information
DWS	222 South Riverside Plaza Chicago, IL 60606-5808 dws.com
(800) 728-3337
Distributor	DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
SEC File Number	Deutsche DWS Variable Series II 811-05002
(05/01/19) 2A-MI

Prospectus
May 1, 2019
DEUTSCHE DWS VARIABLE SERIES II (formerly DEUTSCHE VARIABLE SERIES II)
Class A

DWS Small Mid Cap Growth VIP (formerly Deutsche Small Mid Cap Growth VIP)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission (SEC), you may not be receiving paper copies of the fund’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from your insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a Web site, and your insurance company will notify you by mail each time a report is posted and provide you with a Web site link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your insurance company electronically by following the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. If your insurance company informs you that future reports will be delivered via Web access, you can inform your insurance company that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by your insurance company.
This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.
The SEC does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

DWS Small Mid Cap Growth VIP
(formerly Deutsche Small Mid Cap Growth VIP)
Investment Objective
The fund seeks long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.
SHAREHOLDER FEES
(paid directly from your investment)	None
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)
Management fee	0.55
Distribution/service (12b-1) fees	None
Other expenses	0.26
Total annual fund operating expenses	0.81
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a variable contract for which the fund is an investment option. If they were included, your costs would be higher.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$83	$259	$450	$1,002
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 32% of the average value of its portfolio.
Principal Investment Strategy
Main investments. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities of small and mid-sized US companies. The fund defines small companies as those that are similar in market capitalization to those in the Russell 2000® Growth Index. While the market capitalization of the Russell 2000® Growth Index changes throughout the year, as of February 28, 2019, the market capitalization range of the Russell 2000® Growth Index was between $9.55 million and $8.64 billion. The Russell 2000® Growth Index is reconstituted annually every June. The fund defines mid-sized companies as those that are similar in market capitalization to those in the Russell Midcap® Growth Index. While the market capitalization range of the Russell Midcap® Growth Index changes throughout the year, as of February 28, 2019, the market capitalization range of the Russell Midcap® Growth Index was between $2.13 billion and $43.04 billion. The Russell Midcap® Growth Index is reconstituted annually every June. The fund intends to invest primarily in companies whose market capitalizations fall within the normal range of each index at the time of investment. The fund invests primarily in common stocks but may invest in other types of equity securities such as preferred stocks or convertible

Prospectus May 1, 2019	1	DWS Small Mid Cap Growth VIP

securities. While the fund invests mainly in US stocks, it could invest up to 20% of net assets in foreign securities, including emerging markets securities. The fund may invest in initial public offerings.
Management process. In choosing stocks, portfolio management focuses on individual security selection rather than industry selection. Portfolio management uses an active process that combines financial analysis with company visits to evaluate management and strategies.
Company research is significant to the investment process. Portfolio management uses a “bottom-up” approach to picking securities, focusing on stocks that it believes have superior growth prospects and above average intermediate to long-term performance potential.
Portfolio management emphasizes individual selection of small and mid-sized company stocks across all economic sectors, early in their growth cycles and which portfolio management believes to have the potential to be the blue chips of the future. Portfolio management generally seeks companies it believes have a leading or dominant position in their niche markets, a high rate of return on invested capital and the ability to finance a major part of future growth from internal sources. Portfolio management also looks for estimated above-average growth in revenues and earnings and a balance sheet that portfolio management believes can support this growth potential with sufficient working capital and manageable levels of debt.
Portfolio management follows a disciplined selling process that seeks to lessen risk, and will normally sell a stock when its price reaches portfolio management's expectations, portfolio management believes there is a material change in the company's fundamentals, other investments offer better opportunities or in an effort to readjust the weighted average market capitalization of the fund.
Securities lending. The fund may lend securities (up to one-third of total assets) to approved institutions, such as registered broker-dealers, banks and pooled investment vehicles.
Main Risks
There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. Further, geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes and related geopolitical events have led, and in the future may lead, to increased short-term market volatility, which may disrupt securities markets and have adverse long-term effects on US and world economies and markets. To the extent the fund invests in a particular capitalization or sector, the fund’s performance may be affected by the general performance of that particular capitalization or sector.
Small company risk. Small company stocks tend to be more volatile than medium-sized or large company stocks. Because stock analysts are less likely to follow small companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on small companies, since they may lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.
Medium-sized company risk. Medium-sized company stocks tend to be more volatile than large company stocks. Because stock analysts are less likely to follow medium-sized companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on medium-sized companies, since they lack the financial resources of larger companies. Medium-sized company stocks are typically less liquid than large company stocks.
Growth investing risk. As a category, growth stocks may underperform value stocks (and the stock market as a whole) over any period of time. Because the prices of growth stocks are based largely on the expectation of future earnings, growth stock prices can decline rapidly and significantly in reaction to negative news about such factors as earnings, the economy, political developments, or other news.
Security selection risk. The securities in the fund’s portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance.
Prospectus May 1, 2019	2	DWS Small Mid Cap Growth VIP

Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments, as well as US and foreign government actions such as the imposition of tariffs, economic and trade sanctions or embargoes, could undermine the value of the fund’s investments, prevent the fund from realizing the full value of its investments or prevent the fund from selling securities it holds. In June 2016, citizens of the United Kingdom approved a referendum to leave the European Union (EU) and in March 2017, the United Kingdom initiated the formal process of withdrawing from the EU. Significant uncertainty exists regarding the United Kingdom’s anticipated withdrawal from the EU and any adverse economic and political effects such withdrawal may have on the United Kingdom, other EU countries and the global economy.
Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.
Emerging markets risk. Foreign investment risks are greater in emerging markets than in developed markets. Investments in emerging markets are often considered speculative.
Securities lending risk. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
IPO risk. Prices of securities bought in an initial public offering (IPO) may rise and fall rapidly, often because of investor perceptions rather than economic reasons. To the extent a mutual fund is small in size, its IPO investments may have a significant impact on its performance since they may represent a larger proportion of the fund’s overall portfolio as compared to the portfolio of a larger fund.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment and/or the fund may sell certain investments at a price or time that is not advantageous in order to meet redemption requests or other cash needs. Unusual market conditions, such as an unusually high volume of redemptions or other similar conditions could increase liquidity risk for the fund.
Pricing risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.
Operational and technology risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations.
Past Performance
How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends and distributions were reinvested. For more recent performance figures, go to dws.com (the Web site does not form a part of this prospectus) or call the telephone number included in this prospectus. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.
Prior to May 1, 2011, the fund was named DWS Small Cap Growth VIP and operated with a different objective and investment strategy. Performance would have been different if the fund’s current investment strategy had been in effect.
CALENDAR YEAR TOTAL RETURNS  (%) (CLASS A)

	Returns	Period ending
Best Quarter	25.41%	June 30, 2009
Worst Quarter	-22.08%	September 30, 2011
Year-to-Date	12.85%	March 31, 2019
Prospectus May 1, 2019	3	DWS Small Mid Cap Growth VIP

Average Annual Total Returns
(For periods ended 12/31/2018 expressed as a %)
	Class Inception	1 Year	5 Years	10 Years
Class A before tax	5/2/1994	-13.59	3.81	13.16
Russell 2500 Growth Index (reflects no deduction for fees, expenses or taxes)		-7.47	6.19	14.76
Management
Investment Advisor
DWS Investment Management Americas, Inc.
Portfolio Manager(s)
Peter Barsa, Director. Portfolio Manager of the fund. Began managing the fund in 2017.
Michael A. Sesser, CFA, Director. Portfolio Manager of the fund. Began managing the fund in 2017.
Purchase and Sale of Fund Shares
The fund is intended for use in a variable insurance product. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.
Tax Information
The fund normally distributes its net investment income and realized capital gains, if any, to its shareholders, the separate accounts of participating insurance companies. These distributions may not be taxable to the holders of variable annuity contracts and variable life insurance policies. For information concerning the federal income tax consequences for the holders of such contracts or policies, holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.
Payments to Financial Intermediaries
If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund, the Advisor, and/or the Advisor’s affiliates, may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's Web site for more information.
Prospectus May 1, 2019	4	DWS Small Mid Cap Growth VIP

Fund Details
Additional Information About Fund Strategies and Risks
DWS Small Mid Cap Growth VIP
Investment Objective
The fund seeks long-term capital appreciation.
Principal Investment Strategy
Main investments. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities of small and mid-sized US companies. The fund defines small companies as those that are similar in market capitalization to those in the Russell 2000® Growth Index. While the market capitalization of the Russell 2000® Growth Index changes throughout the year, as of February 28, 2019, the market capitalization range of the Russell 2000® Growth Index was between $9.55 million and $8.64 billion. The Russell 2000® Growth Index is reconstituted annually every June. The fund defines mid-sized companies as those that are similar in market capitalization to those in the Russell Midcap® Growth Index. While the market capitalization range of the Russell Midcap® Growth Index changes throughout the year, as of February 28, 2019, the market capitalization range of the Russell Midcap® Growth Index was between $2.13 billion and $43.04 billion. The Russell Midcap® Growth Index is reconstituted annually every June. The fund intends to invest primarily in companies whose market capitalizations fall within the normal range of each index at the time of investment. The fund invests primarily in common stocks but may invest in other types of equity securities such as preferred stocks or convertible securities. While the fund invests mainly in US stocks, it could invest up to 20% of net assets in foreign securities, including emerging markets securities. The fund may invest in initial public offerings.
Management process. In choosing stocks, portfolio management focuses on individual security selection rather than industry selection. Portfolio management uses an active process that combines financial analysis with company visits to evaluate management and strategies.
Company research is significant to the investment process. Portfolio management uses a “bottom-up” approach to picking securities, focusing on stocks that it believes have superior growth prospects and above average intermediate to long-term performance potential.
Portfolio management emphasizes individual selection of small and mid-sized company stocks across all economic sectors, early in their growth cycles and which portfolio management believes to have the potential to be the blue chips of the future. Portfolio management generally seeks companies it believes have a leading or dominant position in their niche markets, a high rate of return on invested capital and the ability to finance a major part of future growth from internal sources. Portfolio management also looks for estimated above-average growth in revenues and earnings and a balance sheet that portfolio management believes can support this growth potential with sufficient working capital and manageable levels of debt.
Portfolio management follows a disciplined selling process that seeks to lessen risk, and will normally sell a stock when its price reaches portfolio management's expectations, portfolio management believes there is a material change in the company's fundamentals, other investments offer better opportunities or in an effort to readjust the weighted average market capitalization of the fund.
Securities lending. The fund may lend securities (up to one-third of total assets) to approved institutions, such as registered broker-dealers, banks and pooled investment vehicles.
Other Investment Strategies
Derivatives. The fund may use various types of derivatives (a contract whose value is based on, for example, indices, currencies or securities) (i) for hedging purposes; (ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.

Prospectus May 1, 2019	5	Fund Details

Main Risks
There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. Further, geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes and related geopolitical events have led, and in the future may lead, to increased short-term market volatility, which may disrupt securities markets and have adverse long-term effects on US and world economies and markets. To the extent the fund invests in a particular capitalization or sector, the fund’s performance may be affected by the general performance of that particular capitalization or sector.
Small company risk. Small company stocks tend to be more volatile than medium-sized or large company stocks. Because stock analysts are less likely to follow small companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on small companies, since they may lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.
Medium-sized company risk. Medium-sized company stocks tend to be more volatile than large company stocks. Because stock analysts are less likely to follow medium-sized companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on medium-sized companies, since they lack the financial resources of larger companies. Medium-sized company stocks are typically less liquid than large company stocks.
Growth investing risk. As a category, growth stocks may underperform value stocks (and the stock market as a whole) over any period of time. Because the prices of growth stocks are based largely on the expectation of future earnings, growth stock prices can decline rapidly and significantly in reaction to negative news about such factors as earnings, the economy, political developments, or other news.
A growth company may fail to fulfill apparent promise or may be eclipsed by competitors or its products or its services may be rendered obsolete by new technologies. Growth stocks also typically lack the dividends associated with value stocks that might otherwise cushion investors from the effects of declining stock prices. In addition, growth stocks selected for investment by portfolio management may not perform as anticipated.
Security selection risk. The securities in the fund’s portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments, as well as US and foreign government actions such as the imposition of tariffs, economic and trade sanctions or embargoes, could undermine the value of the fund’s investments, prevent the fund from realizing the full value of its investments or prevent the fund from selling securities it holds. In June 2016, citizens of the United Kingdom approved a referendum to leave the European Union (EU) and in March 2017, the United Kingdom initiated the formal process of withdrawing from the EU. Significant uncertainty exists regarding the United Kingdom’s anticipated withdrawal from the EU and any adverse economic and political effects such withdrawal may have on the United Kingdom, other EU countries and the global economy.
Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.
Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding or other taxes. Foreign brokerage commissions and other fees are generally
Prospectus May 1, 2019	6	Fund Details

higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.
Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments.
Emerging markets risk. Foreign investment risks are greater in emerging markets than in developed markets. Investments in emerging markets are often considered speculative.
Emerging markets countries typically have economic and political systems that are less developed, and can be expected to be less stable than developed markets. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation.
Convertible securities risk. The market value of a convertible security performs like that of a regular debt security; that is, when interest rates rise, the price of a convertible security generally declines. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their price may change based on changes in the issuer’s financial condition. Because a convertible security derives a portion of its value from the common stock into which it may be converted, market and issuer risks that apply to the underlying common stock could impact the price of the convertible security.
Preferred stock risk. Preferred stock generally has a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Preferred stock is subject to many of the risks associated with debt securities, including interest rate risk. In addition, preferred stock may not pay a dividend, an issuer may suspend payment of dividends on preferred stock at any time, and in certain situations an issuer may call or redeem its preferred stock or convert it to common stock.
Securities lending risk. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.
Derivatives risk. Risks associated with derivatives may include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.
There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
IPO risk. Prices of securities bought in an initial public offering (IPO) may rise and fall rapidly, often because of investor perceptions rather than economic reasons. To the extent a mutual fund is small in size, its IPO investments may have a significant impact on its performance since they may represent a larger proportion of the fund’s overall portfolio as compared to the portfolio of a larger fund.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment and/or the fund may sell certain investments at a price or time that is not advantageous in order to meet redemption requests or other cash needs. Unusual market conditions, such as an unusually high volume of redemptions or other similar conditions could increase liquidity risk for the fund.
This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced). This may affect only certain securities or an overall securities market.
Pricing risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.
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Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may prevent the fund from being able to realize full value and thus sell a security for its full valuation. This could cause a material decline in the fund’s net asset value.
Operational and technology risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations.
Cyber-attacks may include unauthorized attempts by third parties to improperly access, modify, disrupt the operations of, or prevent access to the systems of the fund’s service providers or counterparties, issuers of securities held by the fund or other market participants or data within them. In addition, power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
Cyber-attacks, disruptions, or failures may adversely affect the fund and its shareholders or cause reputational damage and subject the fund to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. For example, the fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value, and impede trading). In addition, cyber-attacks, disruptions, or failures involving a fund counterparty could affect such counterparty’s ability to meet its obligations to the fund, which may result in losses to the fund and its shareholders. Similar types of operational and technology risks are also present for issuers of securities held by the fund, which could have material adverse consequences for such issuers, and may cause the fund’s investments to lose value. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments.
While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions, or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund, or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will address the possibility of and fallout from cyber-attacks, disruptions, or failures. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, fund counterparties, issuers of securities held by the fund, or other market participants.
Other Policies and Risks
While the previous pages describe the main points of the fund’s strategy and risks, there are a few other matters to know about:
■	Although major changes tend to be infrequent, the fund’s Board could change the fund's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days notice prior to making any changes to the fund's 80% investment policy as described herein.
■	When, in the Advisor's opinion, it is advisable to adopt a temporary defensive position because of unusual and adverse or other market conditions, up to 100% of the fund's assets may be held in cash or invested in money market securities or other short-term investments. Short-term investments consist of (1) foreign and domestic obligations of sovereign governments and their agencies and instrumentalities, authorities and political subdivisions; (2) other short-term rated debt securities or, if unrated, determined to be of comparable quality in the opinion of the Advisor; (3) commercial paper; (4) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (5) repurchase agreements. Short-term investments may also include shares of money market mutual funds. To the extent the fund invests in such instruments, the fund will not be pursuing its investment objective. However, portfolio management may choose to not use these strategies for various reasons, even in volatile market conditions.
■	Portfolio management measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, its own judgment. All securities must meet the credit quality standards applied by portfolio management at the time they are purchased. If a security’s credit quality changes, portfolio management will decide what to do with the security, based on its assessment of what would most benefit the fund.
■	From time to time, the fund may have a concentration of shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the fund.
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■	Your fund assets may be at risk of being transferred to the appropriate state if you fail to maintain a valid address and/or if certain activity does not occur in your account within the time specified by state abandoned property law. Contact your financial representative or the transfer agent for additional information.
For More Information
This prospectus doesn’t tell you about every policy or risk of investing in the fund. If you want more information on the fund’s allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).
Keep in mind that there is no assurance that the fund will achieve its investment objective.
A complete list of the fund’s portfolio holdings as of the month-end is posted on dws.com on or after the last day of the following month. More frequent posting of portfolio holdings information may be made from time to time on dws.com. The posted portfolio holdings information is available by fund and generally remains accessible at least until the date on which the fund files its Form N-CSR or N-Q (or, once the fund begins filing on Form N-PORT in April 2019, a Form N-CSR or publicly available Form N-PORT) with the SEC for the period that includes the date as of which the posted information is current. In addition, the fund’s top ten equity holdings and other fund information is posted on dws.com as of the calendar quarter-end on or after the 10th calendar day following quarter-end. The fund’s Statement of Additional Information includes a description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio holdings.
Who Manages and Oversees the Fund
The Investment Advisor
DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for the fund. Under the oversight of the Board, the Advisor makes investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. Deutsche Bank AG reorganized its asset management division, Deutsche Asset Management, into a separate financial services firm, DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is now a separate, publicly-listed financial services firm that is an indirect, majority-owned subsidiary of Deutsche Bank AG. The Advisor is an indirect, wholly-owned subsidiary of DWS Group. The Advisor and its predecessors have more than 90 years of experience managing mutual funds and provide a full range of global investment advisory services to institutional and retail clients.
DWS represents the asset management activities conducted by DWS Group or any of its subsidiaries, including DIMA, other affiliated investment advisors and
DWS Distributors, Inc. (“DDI” or the “Distributor”). DWS is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.
The Advisor may utilize the resources of its global investment platform to provide investment management services through branch offices or affiliates located outside the US. In some cases, the Advisor may also utilize its branch offices or affiliates located in the US or outside the US to perform certain services, such as trade execution, trade matching and settlement, or various administrative, back-office or other services. To the extent services are performed outside the US, such activity may be subject to both US and foreign regulation. It is possible that the jurisdiction in which the Advisor or its affiliate performs such services may impose restrictions or limitations on portfolio transactions that are different from, and in addition to, those that apply in the US.
Management Fee. The Advisor receives a management fee from the fund. Below is the management rate paid by the fund for the most recent fiscal year, as a percentage of the fund’s average daily net assets:
Fund Name	Fee Paid
DWS Small Mid Cap Growth VIP	0.54%**
**	Reflects the effect of expense limitations and/or fee waivers then in effect.
The following waiver is currently in effect:
The Advisor has contractually agreed through September 30, 2019 to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses and acquired funds fees and expenses) at 0.81% for Class A shares. The agreement may only be terminated with the consent of the fund’s Board.
A discussion regarding the basis for the Board renewal of the fund’s investment management agreement is contained in the most recent shareholder report for the annual period ended December 31 and the semi-annual period ended June 30 (see “Shareholder reports” on the back cover).
Under a separate administrative services agreement between the fund and the Advisor, the fund pays the Advisor a fee of 0.10% of the fund’s average daily net assets for providing most of the fund's administrative services. The administrative services fee discussed above is included in the fees and expenses table under “Other expenses.”
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Multi-Manager Structure. The Advisor, subject to the approval of the Board, has ultimate responsibility to oversee any subadvisor to the fund and to recommend the hiring, termination and replacement of subadvisors. The fund and the Advisor have received an order from the SEC that permits the Advisor to appoint or replace certain subadvisors, to manage all or a portion of the fund’s assets and enter into, amend or terminate a subadvisory agreement with certain subadvisors, in each case subject to the approval of the fund’s Board but without obtaining shareholder approval (“multi-manager structure”). The multi-manager structure applies to subadvisors that are not affiliated with the fund or the Advisor (“nonaffiliated subadvisors”), as well as subadvisors that are indirect or direct, wholly-owned subsidiaries of the Advisor or that are indirect or direct, wholly-owned subsidiaries of the same company that, indirectly or directly, wholly owns the Advisor (“wholly-owned subadvisors”). Pursuant to the SEC order, the Advisor, with the approval of the fund’s Board, has the discretion to terminate any subadvisor and allocate and reallocate the fund’s assets among any other nonaffiliated subadvisors or wholly-owned subadvisors (including terminating a nonaffiliated subadvisor and replacing it with a wholly-owned subadvisor). The fund and the Advisor are subject to the conditions imposed by the SEC order, including the condition that within 90 days of hiring a new subadvisor pursuant to the multi-manager structure, the fund will provide shareholders with an information statement containing information about the new subadvisor. The shareholders of the fund have approved the multi-manager structure described herein.
Management
DWS Small Mid Cap Growth VIP
The following Portfolio Managers are jointly and primarily responsible for the day-to-day management of the fund.
Peter Barsa, Director. Portfolio Manager of the fund. Began managing the fund in 2017.
■	Joined DWS in 1999.
■	Portfolio Manager for DWS Global Small Cap, US Small Cap Growth and US Small Mid Cap Growth: New York.
■	Previously served as equity research analyst covering consumer discretionary and consumer staples and as global small cap equity research generalist.
■	BS in Finance, Villanova University.
Michael A. Sesser, CFA, Director. Portfolio Manager of the fund. Began managing the fund in 2017.
■	Joined DWS in 2009.
■	Portfolio Manager and Equity Research Analyst: New York.
■	Previously, Business Intelligence Analyst, Corporate Executive Board (now owned by Gartner) from 2005-2007; Research Associate, Compass Lexecon (now owned by FTI Consulting) from 2003-2005.
■	BA in Ethics, Politics & Economics, Yale University; MBA (with distinction), Stephen M. Ross School of Business, University of Michigan.
The fund’s Statement of Additional Information provides additional information about a portfolio manager’s investments in the fund, a description of the portfolio management compensation structure and information regarding other accounts managed.
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Investing in the Fund
Your Investment in the Fund
The information in this section may affect anyone who selects the fund as an investment option in a variable annuity contract or variable life insurance policy that offers the fund. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The fund assumes no responsibility for such prospectuses.
For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at fundsus.dws.com/EN/resources/calculators.jsp (the Web site does not form a part of this prospectus).
Policies about transactions
The information in this prospectus applies to Class A shares of the fund. The fund offers one class of shares. Class A shares are offered at net asset value and are not subject to 12b-1 fees.
Technically, the shareholders of Deutsche DWS Variable Series II are the participating insurance companies (the “insurance companies”) that offer the fund as choices for holders of certain variable annuity contracts or variable life insurance policies (the “contract(s)”) issued or sponsored by the insurance companies. The insurance companies may pass through voting rights to the contract owners. The fund does not sell shares directly to the public. The fund sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the fund by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract. Depending on context in the prospectus, the terms “you” and “yours” refer to either a contract owner or to the insurance company that issues the contract. References to “buying,” “purchasing” or “holding” fund shares refer only to the insurance company, not the contract owner.
Please bear in mind that there are important differences between DWS retail funds available to any investor (a “Retail Fund”) and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the fund, are not sold to insurance company separate accounts to fund investments in variable insurance contracts. In addition, the investment objective, policies and strategies of the fund, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than the fund and have different expense ratios than the fund. As a result, the performance of the fund and a Retail Fund will differ.
Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the fund, orderly portfolio management could be disrupted to the potential detriment of shareholders of the fund.
The fund currently does not foresee any disadvantages to the holders of variable annuity contracts or variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in any such event.
The fund has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. This means that when an insurance company opens an account, the fund will ask for its name, address and other information that will allow the fund to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.
For certain insurance companies, the fund might request additional information (for instance, the fund would ask for documents such as the insurance company’s articles of incorporation) to help the fund verify the insurance company’s identity.
The fund will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in “good order.” Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

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The fund may reject a new account application if the insurance company doesn’t provide any required or requested identifying information, or for other reasons.
Buying and Selling Shares
The fund is open for business each day the New York Stock Exchange is open. The fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).
The fund continuously sells shares to each insurance company separate account, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed by the insurance company. The insurance company offers contract owners units in its separate accounts which correspond to shares in a fund. Each insurance company submits purchase and redemption orders to a fund based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed by the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.
Important information about buying and selling shares
■	After receiving a contract owner’s order, the insurance company buys or sells shares at the net asset value next calculated on any day the fund is open for business.
■	Unless otherwise instructed, the fund normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.
■	Redemptions will generally be in the form of cash, though the fund reserves the right to redeem in kind as described below. The fund typically expects to satisfy redemption requests by using available cash or by selling portfolio securities if available cash is not sufficient to meet redemptions. The fund may utilize an existing line of credit for temporary coverage in the event of a cash shortfall. The fund may also utilize interfund lending, though such use is expected to be rare. The fund may use any of these methods of satisfying redemption requests under normal or stressed market conditions. During periods of distressed market conditions, when a significant portion of the fund’s portfolio may be comprised of less-liquid investments, the fund may be more likely to pay redemption proceeds by giving you securities.
■	The fund does not issue share certificates.
■	The fund reserves the right to reject purchases of shares for any reason.
■	The fund reserves the right to withdraw or suspend the offering of shares at any time.
■	The fund reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a fund from disposing of its portfolio securities or pricing its shares.
■	The fund may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the fund, they are deemed to be in the fund’s best interests or when the fund is requested or compelled to do so by governmental authority or by applicable law.
■	The fund may close and liquidate an account if the fund is unable to verify provided information, or for other reasons; if the fund decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the fund shares and may incur tax liability.
■	The fund may pay for shares sold by “redeeming in kind,” that is, by distributing to you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the fund generally won’t make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund’s net assets, whichever is less.
■	A purchase order from an insurance company separate account may not be accepted if the sale of fund shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the fund.
Market Timing Policies and Procedures. Short-term and excessive trading of fund shares may present risks to the fund’s long-term shareholders (as used herein, the term “shareholders” may refer to the contract owners), including potential dilution in the value of fund shares, interference with the efficient management of a fund (including losses on the sale of investments), realized gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if the fund invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have “readily available market quotations.” Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in fund valuation that arise
Prospectus May 1, 2019	12	Investing in the Fund

from the nature of the securities held by the fund (e.g., “time zone arbitrage”). The fund discourages short-term and excessive trading and has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.
The fund reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, the fund may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to the fund. The fund, through its Advisor and transfer agent, will monitor changes in investment direction (CID) by a shareholder within a fund. A CID is a transaction opposite to the prior transaction, which can be a purchase, redemption or exchange. The fund may take other trading activity into account if the fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.
Shareholders are limited to four roundtrip transactions in the same DWS fund (excluding money market funds) over a rolling 12-month period. A “roundtrip” transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same fund's shares. Shareholders with four or more roundtrip transactions in the same DWS fund within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that DWS fund for 12 months. The fund reserves the right to extend or maintain a block beyond 12-months if it deems that the shareholder's activity was harmful to the fund, or that the pattern of activity suggests a pattern of abuse. The rights of a shareholder to redeem shares of a DWS fund are not affected by the four roundtrip transaction limitation.
The fund may make exceptions to the roundtrip transaction policy for certain types of transactions if in the opinion of the Advisor, the transactions do not represent short-term or excessive trading or are not abusive or harmful to the fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the fund or administrator and transactions by certain qualified fund-of-funds.
In certain circumstances, the fund may rely upon the policy of the insurance company or other financial intermediary to deter short-term or excessive trading if the Advisor believes that the policy of such insurance company or other financial intermediary is reasonably designed to detect and deter transactions that are not in the best interests of the fund. An insurance company’s or other financial intermediary’s policy relating to short-term or excessive trading may be more or less restrictive than the DWS funds' policy, may permit certain transactions not permitted by DWS funds' policies, or prohibit transactions not subject to DWS funds' policies.
The Advisor may also accept undertakings from an insurance company or other financial intermediary to enforce short-term or excessive trading policies on behalf of the fund that provide a substantially similar level of protection for the fund against such transactions. For example, certain insurance companies may have contractual or legal restrictions, or operational constraints, that prevent them from blocking an account. In such instances, the Advisor may permit the insurance company to use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.
In addition, to the extent that the fund invests some portion of its assets in foreign securities, that fund has adopted certain fair valuation practices intended to protect the fund from “time zone arbitrage” with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the fund. (See “How the Fund Calculates Share Price.”)
There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying contract holders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. The Advisor reviews trading activity at the separate account level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the separate account level, the Advisor will contact the insurance company or other financial intermediary to request underlying contract holder activity. Depending on the amount of fund shares held in such separate account (which may represent most of the fund’s shares), short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. If short-term or excessive trading is identified, the Advisor will take appropriate action.
The fund’s market timing policies and procedures may be modified or terminated at any time.
How to receive account information
If you are a contract owner, you should contact your insurance company or the organization that provides recordkeeping services for information about your account.
Please see the contract prospectus that accompanies this prospectus for the customer service telephone number.
How to select shares
Shares in the fund are available in connection with certain variable annuity and life insurance arrangements. Each insurance company has different provisions about how and
Prospectus May 1, 2019	13	Investing in the Fund

when their contract owners may select fund shares. Each insurance company is responsible for communicating its contract owners’ instructions to the fund. Contract owners should contact their insurance company to effect transactions in connection with the fund.
Financial intermediary support payments
The Advisor, the Distributor and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries (“financial representatives”) in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares (“revenue sharing”). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the fund, any recordkeeping/sub-transfer agency/networking fees payable by the fund (generally through the Distributor or an affiliate) and/or the Distributor or Advisor to certain financial representatives for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial representatives. For example, the Advisor, the Distributor and/or their affiliates may, using their legitimate profits, compensate financial representatives for providing the fund with “shelf space” or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund “supermarket” platforms and other formal sales programs; granting the Distributor access to the financial representative’s sales force; granting the Distributor access to the financial representative’s conferences and meetings; assistance in training and educating the financial representative’s personnel; and obtaining other forms of marketing support. In addition, revenue sharing payments may consist of the Distributor’s and/or its affiliates’ payment or reimbursement of ticket charges that would otherwise be assessed by a financial representative on an investor’s fund transactions.
The level of revenue sharing payments made to financial representatives may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial representative, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial representatives or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial representatives based on, for example, the nature of the services provided by the financial representative.
The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares or the retention and/or servicing of investors to financial representatives in amounts that generally range from 0.01% up to 0.52% of assets of the fund serviced and maintained by the financial representative, 0.05% to 0.25% of sales of the fund attributable to the financial representative, a flat fee of up to $143,750, or any combination thereof. These amounts are annual figures typically paid on a quarterly basis and are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial representative’s recommendation of the fund or of any particular share class of the fund. You should review your financial representative’s compensation disclosure and/or talk to your financial representative to obtain more information on how this compensation may have influenced your financial representative’s recommendation of the fund. Additional information regarding these revenue sharing payments is included in the fund’s Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).
The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial representatives under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial representatives to retirement plans that obtain recordkeeping services from ADP, Inc. or to 403(b) plans that obtain recordkeeping services from Ascensus, Inc. on the DWS-branded retirement plan platform (the “Platform”). The level of revenue sharing payments is based upon sales of both the DWS funds and the non-DWS funds by the financial representative on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial representative on the Platform.
It is likely that broker-dealers that execute portfolio transactions for the fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates
Prospectus May 1, 2019	14	Investing in the Fund

will not use fund brokerage to pay for their obligation to provide additional compensation to financial representatives as described above.
How the Fund Calculates Share Price
To calculate net asset value per share, or NAV, the fund uses the following equation:
(	Total Assets	−	Total Liabilities	)	÷	Total Number of Shares Outstanding	=	NAV
The price at which you buy and sell shares for the fund is the NAV. To obtain the fund's most recent share price, go to dws.com (we have included our Web site address as an inactive textual reference and do not intend it to be an active link to our Web site; the Web site does not form a part of this prospectus) or call the telephone number included in this prospectus.
We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security’s value or a meaningful portion of the value of the fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the fund’s value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.
It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be the fund’s use of fair value pricing. This is intended to reduce the fund’s exposure to “time zone arbitrage” and other harmful trading practices. (See “Market timing policies and procedures.”)
To the extent that the fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren’t able to buy or sell fund shares through the contract. This is because some foreign markets are open on days and at times when the fund doesn’t price the shares.
Distributions
The fund intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The fund may make additional distributions if necessary.
All distributions will be reinvested in shares of a fund unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the fund for federal income tax purposes.
Taxes
The fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and intends to meet all requirements necessary to avoid paying any federal income or excise taxes.
Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59½ may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.
In order for investors to receive the favorable federal income tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to diversify its assets such that a separate account investing in the fund will comply with these requirements with respect to the amounts invested in a fund. If a fund or separate account does not meet such requirements or if a fund were to fail to qualify as a regulated investment company for any taxable year and could not or did not cure such failure, income allocable to the contracts associated with the separate account may be taxable currently for federal income tax purposes to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure. In addition, if a fund were to fail to qualify and be eligible for treatment as a regulated investment company for any taxable year and could not or did not cure such failure, the fund would be subject to tax on its taxable income at corporate rates.
Under Treasury regulations, insurance companies holding the separate accounts may have to report to the IRS losses above a certain amount resulting from a sale or disposition of a fund’s shares.
The discussion above is generally based on the assumption that shares of a fund will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the IRS finds an impermissible level of “investor control” over the investment options underlying variable contracts), the advantageous federal
Prospectus May 1, 2019	15	Investing in the Fund

income tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available. In that situation, the person or persons determined to own the fund shares will be currently taxed for federal income tax purposes on fund distributions, and on the proceeds of any redemption of fund shares.
Participating insurance companies should consult their own tax advisors as to whether distributions from a fund are subject to federal income tax if they are retained as part of policy reserves.
Fund investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments, which will reduce a fund's return on such securities.
The fund’s investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such investments. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.
The preceding is a brief summary of certain of the relevant federal income tax considerations. Because each shareholder’s and contract holder’s tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible federal, foreign, state or local taxes.
Prospectus May 1, 2019	16	Investing in the Fund

Financial Highlights
The financial highlights are designed to help you understand recent financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the fund’s annual report (see “Shareholder reports” on the back cover). This information does not reflect charges and fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These charges and fees will reduce returns.

DWS Small Mid Cap Growth VIP — Class A
	Years Ended December 31,
	2018	2017	2016	2015	2014
Selected Per Share Data
Net asset value, beginning of period	$21.94	$18.96	$20.90	$22.83	$21.59
Income (loss) from investment operations:
Net investment income (loss)[a]	(.01)	(.02)	.02	(.04)	(.02)
Net realized and unrealized gain (loss)	(1.92)	4.08	1.64	(.00)	1.26
Total from investment operations	(1.93)	4.06	1.66	(.04)	1.24
Less distributions from:
Net investment income	—	(.02)	—	—	—
Net realized gains	(7.33)	(1.06)	(3.60)	(1.89)	—
Total distributions	(7.33)	(1.08)	(3.60)	(1.89)	—
Net asset value, end of period	$12.68	$21.94	$18.96	$20.90	$22.83
Total Return (%)	(13.59)[b]	22.12	9.08	(.90)	5.74
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	64	77	118	135	172
Ratio of expenses before expense reductions (%)[c]	.81	.75	.75	.72	.73
Ratio of expenses after expense reductions (%)[c]	.80	.75	.75	.72	.73
Ratio of net investment income (loss) (%)	(.06)	(.08)	.11	(.19)	(.11)
Portfolio turnover rate (%)	32	32	28	42	44
a	Based on average shares outstanding during the period.
b	Total return would have been lower had certain expenses not been reduced.
c	Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.
Prospectus May 1, 2019	17	Financial Highlights

Appendix
Hypothetical Expense Summary
Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the fund may be higher or lower than 5% and, for money market funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.
The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund’s prospectus to consider the investment objective, risks, expenses and charges of the fund prior to investing.

DWS Small Mid Cap Growth VIP — Class A
	Maximum Sales Charge: 0.00%	Initial Hypothetical Investment: $10,000		Assumed Rate of Return: 5%
Year	Cumulative Return Before Fees & Expenses	Annual Fund Expense Ratios	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	0.81%	4.19%	$10,419.00	$82.70
2	10.25%	0.81%	8.56%	$10,855.56	$86.16
3	15.76%	0.81%	13.10%	$11,310.40	$89.77
4	21.55%	0.81%	17.84%	$11,784.31	$93.53
5	27.63%	0.81%	22.78%	$12,278.07	$97.45
6	34.01%	0.81%	27.93%	$12,792.52	$101.54
7	40.71%	0.81%	33.29%	$13,328.53	$105.79
8	47.75%	0.81%	38.87%	$13,887.00	$110.22
9	55.13%	0.81%	44.69%	$14,468.86	$114.84
10	62.89%	0.81%	50.75%	$15,075.11	$119.65
Total					$1,001.65
Additional Index Information
Russell 2500™ Growth Index is an unmanaged index that measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.
Prospectus May 1, 2019	18	Appendix

To Get More Information
Shareholder reports. Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected fund performance during its last fiscal year.
Statement of Additional Information (SAI). This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it’s legally part of this prospectus).
For a free copy of any of these documents or to request other information about the fund, contact DWS at the telephone number or address listed below. SAIs and shareholder reports are also available through the DWS Web site at dws.com. These documents and other information about the fund are available from the EDGAR
Database on the SEC’s Internet site at sec.gov. If you like, you may obtain copies of this information, after paying a duplicating fee, by e-mailing a request to publicinfo@sec.gov.
Contact Information
DWS	222 South Riverside Plaza Chicago, IL 60606-5808 dws.com
(800) 728-3337
Distributor	DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
SEC File Number	Deutsche DWS Variable Series II 811-05002
(05/01/19) 2A-SMCG

Prospectus
May 1, 2019
DEUTSCHE DWS VARIABLE SERIES II (formerly DEUTSCHE VARIABLE SERIES II)
Class A

DWS Small Mid Cap Value VIP (formerly Deutsche Small Mid Cap Value VIP)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission (SEC), you may not be receiving paper copies of the fund’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from your insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a Web site, and your insurance company will notify you by mail each time a report is posted and provide you with a Web site link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your insurance company electronically by following the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. If your insurance company informs you that future reports will be delivered via Web access, you can inform your insurance company that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by your insurance company.
This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.
The SEC does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

DWS Small Mid Cap Value VIP
(formerly Deutsche Small Mid Cap Value VIP)
Investment Objective
The fund seeks long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.
SHAREHOLDER FEES
(paid directly from your investment)	None
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)
Management fee	0.65
Distribution/service (12b-1) fees	None
Other expenses	0.22
Total annual fund operating expenses	0.87
Fee waiver/expense reimbursement	0.02
Total annual fund operating expenses after fee waiver/expense reimbursement	0.85
The Advisor has contractually agreed through April 30, 2020 to waive its fees and/or reimburse certain operating expenses of the fund to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses and acquired funds fees and expenses) at a ratio no higher than 0.85% for Class A shares. The agreement may only be terminated with the consent of the fund’s Board.
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The
Example also assumes that your investment has a 5% return each year and that the fund's operating expenses (including one year of capped expenses in each period) remain the same. This example does not reflect any fees or sales charges imposed by a variable contract for which the fund is an investment option. If they were included, your costs would be higher.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$87	$276	$480	$1,071
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 64% of the average value of its portfolio.
Principal Investment Strategy
Main investments. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in undervalued common stocks of small and mid-size US companies. The fund defines small companies as those that are similar in market value to those in the Russell 2000® Value Index. While the market capitalization of the Russell 2000® Value Index changes throughout the year, as of February 28, 2019, the market capitalization range of the Russell 2000® Value Index was between $16.4 million and $6.7 billion. The Russell 2000® Value Index is reconstituted annually every June. The fund defines mid-size companies as those that are similar in market value to those in the Russell Midcap® Value Index. While the market capitalization range of the Russell Midcap® Value Index changes throughout the year, as of February 28, 2019, the market capitalization

Prospectus May 1, 2019	1	DWS Small Mid Cap Value VIP

range of the Russell Midcap® Value Index was between $574.8 million and $40.1 billion. The Russell Midcap® Value Index is reconstituted annually every June. The fund intends to invest primarily in companies whose market capitalizations fall within the normal range of each index at the time of investment.
While the fund invests mainly in US stocks, it could invest up to 20% of net assets in foreign securities.
The fund’s equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible stocks. The fund may also invest in initial public offerings and real estate investment trusts (REITs).
Management process. In choosing stocks, portfolio management uses proprietary quantitative models to identify and acquire holdings for the fund. The quantitative models are research based and identify primarily fundamental factors, including valuation, momentum, profitability, earnings and sales growth, which have been effective sources of return historically. These are dynamic models with different factor weights for different industry groupings. The fund’s portfolio is constructed based on this quantitative process that strives to maximize returns while maintaining a risk profile similar to the fund’s benchmark index.
Portfolio management may sell a security when its quantitative model indicates that other investments are more attractive, when the company no longer meets performance or risk expectations, or to maintain portfolio characteristics similar to the fund’s benchmark.
All investment decisions are made within risk parameters set by portfolio management. The factors considered and models used by portfolio management may be adjusted from time to time and may favor different types of securities from different industries and companies at different times.
Securities lending. The fund may lend securities (up to one-third of total assets) to approved institutions, such as registered broker-dealers, banks and pooled investment vehicles.
Main Risks
There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. Further, geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes and related geopolitical events have led, and in the future may lead, to increased short-term market volatility, which may disrupt securities markets and have adverse long-term effects on US and world economies and markets. To the extent the fund invests in a particular capitalization or sector, the fund’s performance may be affected by the general performance of that particular capitalization or sector.
Small company risk. Small company stocks tend to be more volatile than medium-sized or large company stocks. Because stock analysts are less likely to follow small companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on small companies, since they may lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.
Medium-sized company risk. Medium-sized company stocks tend to be more volatile than large company stocks. Because stock analysts are less likely to follow medium-sized companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on medium-sized companies, since they lack the financial resources of larger companies. Medium-sized company stocks are typically less liquid than large company stocks.
Value investing risk. As a category, value stocks may underperform growth stocks (and the stock market as a whole) over any period of time. In addition, value stocks selected for investment by portfolio management may not perform as anticipated.
Security selection risk. The securities in the fund’s portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.
Quantitative model risk. The fund’s strategy relies heavily on quantitative models and the analysis of specific metrics to construct the fund’s portfolio. The impact of these metrics on a stock’s performance can be difficult to predict, and stocks that previously possessed certain desirable quantitative characteristics may not continue to demonstrate those same characteristics in the future. In addition, relying on quantitative models entails the risk that the
Prospectus May 1, 2019	2	DWS Small Mid Cap Value VIP

models themselves may be limited or incorrect, that the data on which the models rely may be incorrect or incomplete, and that the Advisor may not be successful in selecting companies for investment or determining the weighting of particular stocks in the fund’s portfolio. Any of these factors could cause the fund to underperform funds with similar strategies that do not select stocks based on quantitative analysis.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments, as well as US and foreign government actions such as the imposition of tariffs, economic and trade sanctions or embargoes, could undermine the value of the fund’s investments, prevent the fund from realizing the full value of its investments or prevent the fund from selling securities it holds. In June 2016, citizens of the United Kingdom approved a referendum to leave the European Union (EU) and in March 2017, the United Kingdom initiated the formal process of withdrawing from the EU. Significant uncertainty exists regarding the United Kingdom’s anticipated withdrawal from the EU and any adverse economic and political effects such withdrawal may have on the United Kingdom, other EU countries and the global economy.
Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.
Real estate securities risk. The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments and will depend on the value of the underlying properties or the underlying loans or interest. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities.
Pricing risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.
Securities lending risk. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment and/or the fund may sell certain investments at a price or time that is not advantageous in order to meet redemption requests or other cash needs. Unusual market conditions, such as an unusually high volume of redemptions or other similar conditions could increase liquidity risk for the fund.
IPO risk. Prices of securities bought in an initial public offering (IPO) may rise and fall rapidly, often because of investor perceptions rather than economic reasons. To the extent a mutual fund is small in size, its IPO investments may have a significant impact on its performance since they may represent a larger proportion of the fund’s overall portfolio as compared to the portfolio of a larger fund.
Operational and technology risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations.
Past Performance
How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends and distributions were reinvested. For more recent performance figures, go to dws.com (the Web site does not form a part of this prospectus) or call the telephone number included in this prospectus. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.
Prospectus May 1, 2019	3	DWS Small Mid Cap Value VIP

Prior to September 3, 2013, the fund had a subadvisor and a different investment management team that operated with a different investment strategy. Performance would have been different if the fund’s current investment strategy had been in effect.
CALENDAR YEAR TOTAL RETURNS  (%) (CLASS A)

	Returns	Period ending
Best Quarter	21.30%	September 30, 2009
Worst Quarter	-20.81%	September 30, 2011
Year-to-Date	12.12%	March 31, 2019
Average Annual Total Returns
(For periods ended 12/31/2018 expressed as a %)
	Class Inception	1 Year	5 Years	10 Years
Class A before tax	5/1/1996	-16.01	2.35	9.99
Russell 2500 Value Index (reflects no deduction for fees, expenses or taxes)		-12.36	4.16	11.62
Management
Investment Advisor
DWS Investment Management Americas, Inc.
Portfolio Manager(s)
Pankaj Bhatnagar, PhD, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2019.
Arno V. Puskar, Director. Portfolio Manager of the fund. Began managing the fund in 2019.
Purchase and Sale of Fund Shares
The fund is intended for use in a variable insurance product. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.
Tax Information
The fund normally distributes its net investment income and realized capital gains, if any, to its shareholders, the separate accounts of participating insurance companies. These distributions may not be taxable to the holders of variable annuity contracts and variable life insurance policies. For information concerning the federal income tax consequences for the holders of such contracts or policies, holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.
Payments to Financial Intermediaries
If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund, the Advisor, and/or the Advisor’s affiliates, may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's Web site for more information.
Prospectus May 1, 2019	4	DWS Small Mid Cap Value VIP

Fund Details
Additional Information About Fund Strategies and Risks
DWS Small Mid Cap Value VIP
Investment Objective
The fund seeks long-term capital appreciation.
Principal Investment Strategy
Main investments. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in undervalued common stocks of small and mid-size US companies. The fund defines small companies as those that are similar in market value to those in the Russell 2000® Value Index. While the market capitalization of the Russell 2000® Value Index changes throughout the year, as of February 28, 2019, the market capitalization range of the Russell 2000® Value Index was between $16.4 million and $6.7 billion. The Russell 2000® Value Index is reconstituted annually every June. The fund defines mid-size companies as those that are similar in market value to those in the Russell Midcap® Value Index. While the market capitalization range of the Russell Midcap® Value Index changes throughout the year, as of February 28, 2019, the market capitalization range of the Russell Midcap® Value Index was between $574.8 million and $40.1 billion. The Russell Midcap® Value Index is reconstituted annually every June. The fund intends to invest primarily in companies whose market capitalizations fall within the normal range of each index at the time of investment.
While the fund invests mainly in US stocks, it could invest up to 20% of net assets in foreign securities.
The fund’s equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible stocks. The fund may also invest in initial public offerings and real estate investment trusts (REITs).
Management process. In choosing stocks, portfolio management uses proprietary quantitative models to identify and acquire holdings for the fund. The quantitative models are research based and identify primarily fundamental factors, including valuation, momentum, profitability, earnings and sales growth, which have been effective sources of return historically. These are dynamic models with different factor weights for different industry groupings. The fund’s portfolio is constructed based on this quantitative process that strives to maximize returns while maintaining a risk profile similar to the fund’s benchmark index.
Portfolio management may sell a security when its quantitative model indicates that other investments are more attractive, when the company no longer meets performance or risk expectations, or to maintain portfolio characteristics similar to the fund’s benchmark.
All investment decisions are made within risk parameters set by portfolio management. The factors considered and models used by portfolio management may be adjusted from time to time and may favor different types of securities from different industries and companies at different times.
Securities lending. The fund may lend securities (up to one-third of total assets) to approved institutions, such as registered broker-dealers, banks and pooled investment vehicles.
Other Investment Strategies
Derivatives. The fund may use various types of derivatives (a contract whose value is based on, for example, indices, currencies or securities) (i) for hedging purposes; (ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.
Main Risks
There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Prospectus May 1, 2019	5	Fund Details

Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. Further, geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes and related geopolitical events have led, and in the future may lead, to increased short-term market volatility, which may disrupt securities markets and have adverse long-term effects on US and world economies and markets. To the extent the fund invests in a particular capitalization or sector, the fund’s performance may be affected by the general performance of that particular capitalization or sector.
Small company risk. Small company stocks tend to be more volatile than medium-sized or large company stocks. Because stock analysts are less likely to follow small companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on small companies, since they may lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.
Medium-sized company risk. Medium-sized company stocks tend to be more volatile than large company stocks. Because stock analysts are less likely to follow medium-sized companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on medium-sized companies, since they lack the financial resources of larger companies. Medium-sized company stocks are typically less liquid than large company stocks.
Value investing risk. As a category, value stocks may underperform growth stocks (and the stock market as a whole) over any period of time. In addition, value stocks selected for investment by portfolio management may not perform as anticipated.
Security selection risk. The securities in the fund’s portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.
Quantitative model risk. The fund’s strategy relies heavily on quantitative models and the analysis of specific metrics to construct the fund’s portfolio. The impact of these metrics on a stock’s performance can be difficult to predict, and stocks that previously possessed certain desirable quantitative characteristics may not continue to demonstrate those same characteristics in the future. In addition, relying on quantitative models entails the risk that the models themselves may be limited or incorrect, that the data on which the models rely may be incorrect or incomplete, and that the Advisor may not be successful in selecting companies for investment or determining the weighting of particular stocks in the fund’s portfolio. Any of these factors could cause the fund to underperform funds with similar strategies that do not select stocks based on quantitative analysis.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments, as well as US and foreign government actions such as the imposition of tariffs, economic and trade sanctions or embargoes, could undermine the value of the fund’s investments, prevent the fund from realizing the full value of its investments or prevent the fund from selling securities it holds. In June 2016, citizens of the United Kingdom approved a referendum to leave the European Union (EU) and in March 2017, the United Kingdom initiated the formal process of withdrawing from the EU. Significant uncertainty exists regarding the United Kingdom’s anticipated withdrawal from the EU and any adverse economic and political effects such withdrawal may have on the United Kingdom, other EU countries and the global economy.
Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.
Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding or other taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.
Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and
Prospectus May 1, 2019	6	Fund Details

costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments.
Real estate securities risk. The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments and will depend on the value of the underlying properties or the underlying loans or interest. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities.
Pricing risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.
Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may prevent the fund from being able to realize full value and thus sell a security for its full valuation. This could cause a material decline in the fund’s net asset value.
Convertible securities risk. The market value of a convertible security performs like that of a regular debt security; that is, when interest rates rise, the price of a convertible security generally declines. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their price may change based on changes in the issuer’s financial condition. Because a convertible security derives a portion of its value from the common stock into which it may be converted, market and issuer risks that apply to the underlying common stock could impact the price of the convertible security.
Preferred stock risk. Preferred stock generally has a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Preferred stock is subject to many of the risks associated with debt securities, including interest rate risk. In addition, preferred stock may not pay a dividend, an issuer may suspend payment of dividends on preferred stock at any time, and in certain situations an issuer may call or redeem its preferred stock or convert it to common stock.
Securities lending risk. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.
Derivatives risk. Risks associated with derivatives may include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.
There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment and/or the fund may sell certain investments at a price or time that is not advantageous in order to meet redemption requests or other cash needs. Unusual market conditions, such as an unusually high volume of redemptions or other similar conditions could increase liquidity risk for the fund.
This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced). This may affect only certain securities or an overall securities market.
IPO risk. Prices of securities bought in an initial public offering (IPO) may rise and fall rapidly, often because of investor perceptions rather than economic reasons. To the extent a mutual fund is small in size, its IPO investments
Prospectus May 1, 2019	7	Fund Details

may have a significant impact on its performance since they may represent a larger proportion of the fund’s overall portfolio as compared to the portfolio of a larger fund.
Operational and technology risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations.
Cyber-attacks may include unauthorized attempts by third parties to improperly access, modify, disrupt the operations of, or prevent access to the systems of the fund’s service providers or counterparties, issuers of securities held by the fund or other market participants or data within them. In addition, power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
Cyber-attacks, disruptions, or failures may adversely affect the fund and its shareholders or cause reputational damage and subject the fund to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. For example, the fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value, and impede trading). In addition, cyber-attacks, disruptions, or failures involving a fund counterparty could affect such counterparty’s ability to meet its obligations to the fund, which may result in losses to the fund and its shareholders. Similar types of operational and technology risks are also present for issuers of securities held by the fund, which could have material adverse consequences for such issuers, and may cause the fund’s investments to lose value. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments.
While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions, or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund, or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will address the possibility of and fallout from cyber-attacks, disruptions, or failures. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, fund counterparties, issuers of securities held by the fund, or other market participants.
Other Policies and Risks
While the previous pages describe the main points of the fund’s strategy and risks, there are a few other matters to know about:
■	Although major changes tend to be infrequent, the fund’s Board could change the fund's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days notice prior to making any changes to the fund's 80% investment policy as described herein.
■	When, in the Advisor's opinion, it is advisable to adopt a temporary defensive position because of unusual and adverse or other market conditions, up to 100% of the fund's assets may be held in cash or invested in money market securities or other short-term investments. Short-term investments consist of (1) foreign and domestic obligations of sovereign governments and their agencies and instrumentalities, authorities and political subdivisions; (2) other short-term rated debt securities or, if unrated, determined to be of comparable quality in the opinion of the Advisor; (3) commercial paper; (4) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (5) repurchase agreements. Short-term investments may also include shares of money market mutual funds. To the extent the fund invests in such instruments, the fund will not be pursuing its investment objective. However, portfolio management may choose to not use these strategies for various reasons, even in volatile market conditions.
■	Portfolio management measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, its own judgment. All securities must meet the credit quality standards applied by portfolio management at the time they are purchased. If a security’s credit quality changes, portfolio management will decide what to do with the security, based on its assessment of what would most benefit the fund.
■	From time to time, the fund may have a concentration of shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the fund.
Prospectus May 1, 2019	8	Fund Details

■	Your fund assets may be at risk of being transferred to the appropriate state if you fail to maintain a valid address and/or if certain activity does not occur in your account within the time specified by state abandoned property law. Contact your financial representative or the transfer agent for additional information.
For More Information
This prospectus doesn’t tell you about every policy or risk of investing in the fund. If you want more information on the fund’s allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).
Keep in mind that there is no assurance that the fund will achieve its investment objective.
A complete list of the fund’s portfolio holdings as of the month-end is posted on dws.com on or after the last day of the following month. More frequent posting of portfolio holdings information may be made from time to time on dws.com. The posted portfolio holdings information is available by fund and generally remains accessible at least until the date on which the fund files its Form N-CSR or N-Q (or, once the fund begins filing on Form N-PORT in April 2019, a Form N-CSR or publicly available Form N-PORT) with the SEC for the period that includes the date as of which the posted information is current. In addition, the fund’s top ten equity holdings and other fund information is posted on dws.com as of the calendar quarter-end on or after the 10th calendar day following quarter-end. The fund’s Statement of Additional Information includes a description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio holdings.
Who Manages and Oversees the Fund
The Investment Advisor
DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for the fund. Under the oversight of the Board, the Advisor , or the subadvisor makes investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. Deutsche Bank AG reorganized its asset management division, Deutsche Asset Management, into a separate financial services firm, DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is now a separate, publicly-listed financial services firm that is an indirect, majority-owned subsidiary of Deutsche Bank AG. The Advisor is an indirect, wholly-owned subsidiary of DWS Group. The Advisor and its predecessors have more than 90 years of experience managing mutual funds and provide a full range of global investment advisory services to institutional and retail clients.
DWS represents the asset management activities conducted by DWS Group or any of its subsidiaries, including DIMA, other affiliated investment advisors and
DWS Distributors, Inc. (“DDI” or the “Distributor”). DWS is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.
The Advisor may utilize the resources of its global investment platform to provide investment management services through branch offices or affiliates located outside the US. In some cases, the Advisor may also utilize its branch offices or affiliates located in the US or outside the US to perform certain services, such as trade execution, trade matching and settlement, or various administrative, back-office or other services. To the extent services are performed outside the US, such activity may be subject to both US and foreign regulation. It is possible that the jurisdiction in which the Advisor or its affiliate performs such services may impose restrictions or limitations on portfolio transactions that are different from, and in addition to, those that apply in the US.
Management Fee. The Advisor receives a management fee from the fund. Below is the management rate paid by the fund for the most recent fiscal year, as a percentage of the fund’s average daily net assets:
Fund Name	Fee Paid
DWS Small Mid Cap Value VIP	0.60%**
**	Reflects the effect of expense limitations and/or fee waivers then in effect.
The following waiver is currently in effect:
The Advisor has contractually agreed through April 30, 2020 to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses and acquired funds fees and expenses) at a ratio no higher than 0.85% for Class A shares. The agreement may only be terminated with the consent of the fund’s Board.
A discussion regarding the basis for the Board renewal of the fund’s investment management agreement and subadvisory agreement is contained in the most recent shareholder report for the annual period ended December 31 and the semi-annual period ended June 30 (see “Shareholder reports” on the back cover).
Under a separate administrative services agreement between the fund and the Advisor, the fund pays the Advisor a fee of 0.10% of the fund’s average daily net assets for providing most of the fund's administrative services. The administrative services fee discussed above is included in the fees and expenses table under “Other expenses.”
Prospectus May 1, 2019	9	Fund Details

Multi-Manager Structure. The Advisor, subject to the approval of the Board, has ultimate responsibility to oversee any subadvisor to the fund and to recommend the hiring, termination and replacement of subadvisors. The fund and the Advisor have received an order from the SEC that permits the Advisor to appoint or replace certain subadvisors, to manage all or a portion of the fund’s assets and enter into, amend or terminate a subadvisory agreement with certain subadvisors, in each case subject to the approval of the fund’s Board but without obtaining shareholder approval (“multi-manager structure”). The multi-manager structure applies to subadvisors that are not affiliated with the fund or the Advisor (“nonaffiliated subadvisors”), as well as subadvisors that are indirect or direct, wholly-owned subsidiaries of the Advisor or that are indirect or direct, wholly-owned subsidiaries of the same company that, indirectly or directly, wholly owns the Advisor (“wholly-owned subadvisors”). Pursuant to the SEC order, the Advisor, with the approval of the fund’s Board, has the discretion to terminate any subadvisor and allocate and reallocate the fund’s assets among any other nonaffiliated subadvisors or wholly-owned subadvisors (including terminating a nonaffiliated subadvisor and replacing it with a wholly-owned subadvisor). The fund and the Advisor are subject to the conditions imposed by the SEC order, including the condition that within 90 days of hiring a new subadvisor pursuant to the multi-manager structure, the fund will provide shareholders with an information statement containing information about the new subadvisor. The shareholders of the fund have approved the multi-manager structure described herein.
Management
DWS Small Mid Cap Value VIP
The following Portfolio Managers are jointly and primarily responsible for the day-to-day management of the fund.
Pankaj Bhatnagar, PhD, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2019.
■	Joined DWS in 2000 with seven years of industry experience; previously, served in Quantitative Strategy roles at Nomura Securities, Credit Suisse and Salomon Brothers.
■	Head of Core Equity and Co-Head of Systematic and Quantitative Strategies: New York.
■	Degree in Civil Engineering, Indian Institute of Technology; MBA, Kent State University; PhD in Finance, University of North Carolina at Chapel Hill.
Arno V. Puskar, Director. Portfolio Manager of the fund. Began managing the fund in 2019.
■	Joined DWS in 1987.
■	Portfolio Manager for US Equities and Quantitative Analyst: New York.
■	BS in Industrial Engineering from Lehigh University; MBA from Pepperdine University.
The fund’s Statement of Additional Information provides additional information about a portfolio manager’s investments in the fund, a description of the portfolio management compensation structure and information regarding other accounts managed.
Prospectus May 1, 2019	10	Fund Details

Investing in the Fund
Your Investment in the Fund
The information in this section may affect anyone who selects the fund as an investment option in a variable annuity contract or variable life insurance policy that offers the fund. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The fund assumes no responsibility for such prospectuses.
For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at fundsus.dws.com/EN/resources/calculators.jsp (the Web site does not form a part of this prospectus).
Policies about transactions
The information in this prospectus applies to Class A shares of the fund. The fund offers two classes of shares. Class A shares are offered at net asset value and are not subject to 12b-1 fees.
Technically, the shareholders of Deutsche DWS Variable Series II are the participating insurance companies (the “insurance companies”) that offer the fund as choices for holders of certain variable annuity contracts or variable life insurance policies (the “contract(s)”) issued or sponsored by the insurance companies. The insurance companies may pass through voting rights to the contract owners. The fund does not sell shares directly to the public. The fund sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the fund by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract. Depending on context in the prospectus, the terms “you” and “yours” refer to either a contract owner or to the insurance company that issues the contract. References to “buying,” “purchasing” or “holding” fund shares refer only to the insurance company, not the contract owner.
Please bear in mind that there are important differences between DWS retail funds available to any investor (a “Retail Fund”) and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the fund, are not sold to insurance company separate accounts to fund investments in variable insurance contracts. In addition, the investment objective, policies and strategies of the fund, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than the fund and have different expense ratios than the fund. As a result, the performance of the fund and a Retail Fund will differ.
Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the fund, orderly portfolio management could be disrupted to the potential detriment of shareholders of the fund.
The fund currently does not foresee any disadvantages to the holders of variable annuity contracts or variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in any such event.
The fund has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. This means that when an insurance company opens an account, the fund will ask for its name, address and other information that will allow the fund to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.
For certain insurance companies, the fund might request additional information (for instance, the fund would ask for documents such as the insurance company’s articles of incorporation) to help the fund verify the insurance company’s identity.
The fund will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in “good order.” Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

Prospectus May 1, 2019	11	Investing in the Fund

The fund may reject a new account application if the insurance company doesn’t provide any required or requested identifying information, or for other reasons.
Buying and Selling Shares
The fund is open for business each day the New York Stock Exchange is open. The fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).
The fund continuously sells shares to each insurance company separate account, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed by the insurance company. The insurance company offers contract owners units in its separate accounts which correspond to shares in a fund. Each insurance company submits purchase and redemption orders to a fund based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed by the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.
Important information about buying and selling shares
■	After receiving a contract owner’s order, the insurance company buys or sells shares at the net asset value next calculated on any day the fund is open for business.
■	Unless otherwise instructed, the fund normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.
■	Redemptions will generally be in the form of cash, though the fund reserves the right to redeem in kind as described below. The fund typically expects to satisfy redemption requests by using available cash or by selling portfolio securities if available cash is not sufficient to meet redemptions. The fund may utilize an existing line of credit for temporary coverage in the event of a cash shortfall. The fund may also utilize interfund lending, though such use is expected to be rare. The fund may use any of these methods of satisfying redemption requests under normal or stressed market conditions. During periods of distressed market conditions, when a significant portion of the fund’s portfolio may be comprised of less-liquid investments, the fund may be more likely to pay redemption proceeds by giving you securities.
■	The fund does not issue share certificates.
■	The fund reserves the right to reject purchases of shares for any reason.
■	The fund reserves the right to withdraw or suspend the offering of shares at any time.
■	The fund reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a fund from disposing of its portfolio securities or pricing its shares.
■	The fund may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the fund, they are deemed to be in the fund’s best interests or when the fund is requested or compelled to do so by governmental authority or by applicable law.
■	The fund may close and liquidate an account if the fund is unable to verify provided information, or for other reasons; if the fund decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the fund shares and may incur tax liability.
■	The fund may pay for shares sold by “redeeming in kind,” that is, by distributing to you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the fund generally won’t make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund’s net assets, whichever is less.
■	A purchase order from an insurance company separate account may not be accepted if the sale of fund shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the fund.
Market Timing Policies and Procedures. Short-term and excessive trading of fund shares may present risks to the fund’s long-term shareholders (as used herein, the term “shareholders” may refer to the contract owners), including potential dilution in the value of fund shares, interference with the efficient management of a fund (including losses on the sale of investments), realized gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if the fund invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have “readily available market quotations.” Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in fund valuation that arise
Prospectus May 1, 2019	12	Investing in the Fund

from the nature of the securities held by the fund (e.g., “time zone arbitrage”). The fund discourages short-term and excessive trading and has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.
The fund reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, the fund may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to the fund. The fund, through its Advisor and transfer agent, will monitor changes in investment direction (CID) by a shareholder within a fund. A CID is a transaction opposite to the prior transaction, which can be a purchase, redemption or exchange. The fund may take other trading activity into account if the fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.
Shareholders are limited to four roundtrip transactions in the same DWS fund (excluding money market funds) over a rolling 12-month period. A “roundtrip” transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same fund's shares. Shareholders with four or more roundtrip transactions in the same DWS fund within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that DWS fund for 12 months. The fund reserves the right to extend or maintain a block beyond 12-months if it deems that the shareholder's activity was harmful to the fund, or that the pattern of activity suggests a pattern of abuse. The rights of a shareholder to redeem shares of a DWS fund are not affected by the four roundtrip transaction limitation.
The fund may make exceptions to the roundtrip transaction policy for certain types of transactions if in the opinion of the Advisor, the transactions do not represent short-term or excessive trading or are not abusive or harmful to the fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the fund or administrator and transactions by certain qualified fund-of-funds.
In certain circumstances, the fund may rely upon the policy of the insurance company or other financial intermediary to deter short-term or excessive trading if the Advisor believes that the policy of such insurance company or other financial intermediary is reasonably designed to detect and deter transactions that are not in the best interests of the fund. An insurance company’s or other financial intermediary’s policy relating to short-term or excessive trading may be more or less restrictive than the DWS funds' policy, may permit certain transactions not permitted by DWS funds' policies, or prohibit transactions not subject to DWS funds' policies.
The Advisor may also accept undertakings from an insurance company or other financial intermediary to enforce short-term or excessive trading policies on behalf of the fund that provide a substantially similar level of protection for the fund against such transactions. For example, certain insurance companies may have contractual or legal restrictions, or operational constraints, that prevent them from blocking an account. In such instances, the Advisor may permit the insurance company to use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.
In addition, to the extent that the fund invests some portion of its assets in foreign securities, that fund has adopted certain fair valuation practices intended to protect the fund from “time zone arbitrage” with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the fund. (See “How the Fund Calculates Share Price.”)
There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying contract holders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. The Advisor reviews trading activity at the separate account level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the separate account level, the Advisor will contact the insurance company or other financial intermediary to request underlying contract holder activity. Depending on the amount of fund shares held in such separate account (which may represent most of the fund’s shares), short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. If short-term or excessive trading is identified, the Advisor will take appropriate action.
The fund’s market timing policies and procedures may be modified or terminated at any time.
How to receive account information
If you are a contract owner, you should contact your insurance company or the organization that provides recordkeeping services for information about your account.
Please see the contract prospectus that accompanies this prospectus for the customer service telephone number.
How to select shares
Shares in the fund are available in connection with certain variable annuity and life insurance arrangements. Each insurance company has different provisions about how and
Prospectus May 1, 2019	13	Investing in the Fund

when their contract owners may select fund shares. Each insurance company is responsible for communicating its contract owners’ instructions to the fund. Contract owners should contact their insurance company to effect transactions in connection with the fund.
Financial intermediary support payments
The Advisor, the Distributor and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries (“financial representatives”) in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares (“revenue sharing”). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the fund, any recordkeeping/sub-transfer agency/networking fees payable by the fund (generally through the Distributor or an affiliate) and/or the Distributor or Advisor to certain financial representatives for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial representatives. For example, the Advisor, the Distributor and/or their affiliates may, using their legitimate profits, compensate financial representatives for providing the fund with “shelf space” or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund “supermarket” platforms and other formal sales programs; granting the Distributor access to the financial representative’s sales force; granting the Distributor access to the financial representative’s conferences and meetings; assistance in training and educating the financial representative’s personnel; and obtaining other forms of marketing support. In addition, revenue sharing payments may consist of the Distributor’s and/or its affiliates’ payment or reimbursement of ticket charges that would otherwise be assessed by a financial representative on an investor’s fund transactions.
The level of revenue sharing payments made to financial representatives may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial representative, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial representatives or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial representatives based on, for example, the nature of the services provided by the financial representative.
The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares or the retention and/or servicing of investors to financial representatives in amounts that generally range from 0.01% up to 0.52% of assets of the fund serviced and maintained by the financial representative, 0.05% to 0.25% of sales of the fund attributable to the financial representative, a flat fee of up to $143,750, or any combination thereof. These amounts are annual figures typically paid on a quarterly basis and are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial representative’s recommendation of the fund or of any particular share class of the fund. You should review your financial representative’s compensation disclosure and/or talk to your financial representative to obtain more information on how this compensation may have influenced your financial representative’s recommendation of the fund. Additional information regarding these revenue sharing payments is included in the fund’s Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).
The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial representatives under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial representatives to retirement plans that obtain recordkeeping services from ADP, Inc. or to 403(b) plans that obtain recordkeeping services from Ascensus, Inc. on the DWS-branded retirement plan platform (the “Platform”). The level of revenue sharing payments is based upon sales of both the DWS funds and the non-DWS funds by the financial representative on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial representative on the Platform.
It is likely that broker-dealers that execute portfolio transactions for the fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates
Prospectus May 1, 2019	14	Investing in the Fund

will not use fund brokerage to pay for their obligation to provide additional compensation to financial representatives as described above.
How the Fund Calculates Share Price
To calculate net asset value per share, or NAV, the fund uses the following equation:
(	Total Assets	−	Total Liabilities	)	÷	Total Number of Shares Outstanding	=	NAV
The price at which you buy and sell shares for the fund is the NAV. To obtain the fund's most recent share price, go to dws.com (we have included our Web site address as an inactive textual reference and do not intend it to be an active link to our Web site; the Web site does not form a part of this prospectus) or call the telephone number included in this prospectus.
We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security’s value or a meaningful portion of the value of the fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the fund’s value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.
It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be the fund’s use of fair value pricing. This is intended to reduce the fund’s exposure to “time zone arbitrage” and other harmful trading practices. (See “Market timing policies and procedures.”)
To the extent that the fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren’t able to buy or sell fund shares through the contract. This is because some foreign markets are open on days and at times when the fund doesn’t price the shares.
Distributions
The fund intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The fund may make additional distributions if necessary.
All distributions will be reinvested in shares of a fund unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the fund for federal income tax purposes.
Taxes
The fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and intends to meet all requirements necessary to avoid paying any federal income or excise taxes.
Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59½ may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.
In order for investors to receive the favorable federal income tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to diversify its assets such that a separate account investing in the fund will comply with these requirements with respect to the amounts invested in a fund. If a fund or separate account does not meet such requirements or if a fund were to fail to qualify as a regulated investment company for any taxable year and could not or did not cure such failure, income allocable to the contracts associated with the separate account may be taxable currently for federal income tax purposes to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure. In addition, if a fund were to fail to qualify and be eligible for treatment as a regulated investment company for any taxable year and could not or did not cure such failure, the fund would be subject to tax on its taxable income at corporate rates.
Under Treasury regulations, insurance companies holding the separate accounts may have to report to the IRS losses above a certain amount resulting from a sale or disposition of a fund’s shares.
The discussion above is generally based on the assumption that shares of a fund will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the IRS finds an impermissible level of “investor control” over the investment options underlying variable contracts), the advantageous federal
Prospectus May 1, 2019	15	Investing in the Fund

income tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available. In that situation, the person or persons determined to own the fund shares will be currently taxed for federal income tax purposes on fund distributions, and on the proceeds of any redemption of fund shares.
Participating insurance companies should consult their own tax advisors as to whether distributions from a fund are subject to federal income tax if they are retained as part of policy reserves.
Fund investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments, which will reduce a fund's return on such securities.
The fund’s investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such investments. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.
The preceding is a brief summary of certain of the relevant federal income tax considerations. Because each shareholder’s and contract holder’s tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible federal, foreign, state or local taxes.
Prospectus May 1, 2019	16	Investing in the Fund

Financial Highlights
The financial highlights are designed to help you understand recent financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the fund’s annual report (see “Shareholder reports” on the back cover). This information does not reflect charges and fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These charges and fees will reduce returns.

DWS Small Mid Cap Value VIP — Class A
	Years Ended December 31,
	2018	2017	2016	2015	2014
Selected Per Share Data
Net asset value, beginning of period	$17.88	$16.65	$15.97	$17.79	$17.08
Income (loss) from investment operations:
Net investment income[a]	.10	.17	.15	.09	.05
Net realized and unrealized gain (loss)	(2.47)	1.55	2.34	(.31)	.88
Total from investment operations	(2.37)	1.72	2.49	(.22)	.93
Less distributions from:
Net investment income	(.24)	(.12)	(.10)	(.05)	(.14)
Net realized gains	(3.06)	(.37)	(1.71)	(1.55)	(.08)
Total distributions	(3.30)	(.49)	(1.81)	(1.60)	(.22)
Net asset value, end of period	$12.21	$17.88	$16.65	$15.97	$17.79
Total Return (%)	(16.01)[b]	10.52[b]	16.89[b]	(1.91)	5.53
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	70	96	153	161	205
Ratio of expenses before expense reductions (%)[c]	.87	.83	.83	.80	.82
Ratio of expenses after expense reductions (%)[c]	.81	.83	.82	.80	.82
Ratio of net investment income (%)	.65	.98	.99	.51	.32
Portfolio turnover rate (%)	64	35	53	25	34
a	Based on average shares outstanding during the period.
b	Total return would have been lower had certain expenses not been reduced.
c	Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.
Prospectus May 1, 2019	17	Financial Highlights

Appendix
Hypothetical Expense Summary
Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the fund may be higher or lower than 5% and, for money market funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.
The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund’s prospectus to consider the investment objective, risks, expenses and charges of the fund prior to investing.

DWS Small Mid Cap Value VIP — Class A
	Maximum Sales Charge: 0.00%	Initial Hypothetical Investment: $10,000		Assumed Rate of Return: 5%
Year	Cumulative Return Before Fees & Expenses	Annual Fund Expense Ratios	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	0.85%	4.15%	$10,415.00	$86.76
2	10.25%	0.87%	8.45%	$10,845.14	$92.48
3	15.76%	0.87%	12.93%	$11,293.04	$96.30
4	21.55%	0.87%	17.59%	$11,759.45	$100.28
5	27.63%	0.87%	22.45%	$12,245.11	$104.42
6	34.01%	0.87%	27.51%	$12,750.83	$108.73
7	40.71%	0.87%	32.77%	$13,277.44	$113.22
8	47.75%	0.87%	38.26%	$13,825.80	$117.90
9	55.13%	0.87%	43.97%	$14,396.81	$122.77
10	62.89%	0.87%	49.91%	$14,991.40	$127.84
Total					$1,070.70
Additional Index Information
Russell 2500™ Value Index is an unmanaged index measuring the small- to mid-cap US equity value market.
Prospectus May 1, 2019	18	Appendix

To Get More Information
Shareholder reports. Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected fund performance during its last fiscal year.
Statement of Additional Information (SAI). This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it’s legally part of this prospectus).
For a free copy of any of these documents or to request other information about the fund, contact DWS at the telephone number or address listed below. SAIs and shareholder reports are also available through the DWS Web site at dws.com. These documents and other information about the fund are available from the EDGAR
Database on the SEC’s Internet site at sec.gov. If you like, you may obtain copies of this information, after paying a duplicating fee, by e-mailing a request to publicinfo@sec.gov.
Contact Information
DWS	222 South Riverside Plaza Chicago, IL 60606-5808 dws.com
(800) 728-3337
Distributor	DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
SEC File Number	Deutsche DWS Variable Series II 811-05002
(05/01/19) 2A-SMCV

Prospectus
May 1, 2019
DEUTSCHE DWS VARIABLE SERIES II (formerly DEUTSCHE VARIABLE SERIES II)
Class B

DWS Alternative Asset Allocation VIP (formerly Deutsche Alternative Asset Allocation VIP)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission (SEC), you may not be receiving paper copies of the fund’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from your insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a Web site, and your insurance company will notify you by mail each time a report is posted and provide you with a Web site link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your insurance company electronically by following the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. If your insurance company informs you that future reports will be delivered via Web access, you can inform your insurance company that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by your insurance company.
This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.
The SEC does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

DWS Alternative Asset Allocation VIP
(formerly Deutsche Alternative Asset Allocation VIP)
Investment Objective
The fund seeks capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.
SHAREHOLDER FEES
(paid directly from your investment)	None
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)
Management fee	0.56
Distribution/service (12b-1) fees	0.25
Other expenses	0.27
Acquired funds fees and expenses	0.69
Total annual fund operating expenses	1.77
Fee waiver/expense reimbursement	0.62
Total annual fund operating expenses after fee waiver/expense reimbursement	1.15
The Advisor has contractually agreed to waive its fees and/or reimburse fund expenses through April 30, 2020 to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) at ratio no higher than 1.15% for Class B shares. The agreement may only be terminated with the consent of the fund’s Board. Because acquired fund fees and expenses are presented as of the fund’s most recent fiscal year end, individual shareholders may experience total operating expenses higher or lower than this expense cap depending upon when shares are redeemed and the fund’s actual allocations to acquired funds.
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses (including one year of capped expenses in each period) remain the same. This example does not reflect any fees or sales charges imposed by a variable contract for which the fund is an investment option. If they were included, your costs would be higher.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$117	$497	$901	$2,033
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 32% of the average value of its portfolio.
Principal Investment Strategy
Main Investments. The fund seeks to achieve its objective by investing in alternative (or non-traditional) investment strategies. Investments may be made in other DWS funds (i.e., mutual funds, exchange-traded funds (ETFs) and other pooled investment vehicles managed by DWS Investment Management Americas, Inc., the fund's investment advisor, or one of its affiliates), or directly in the securities and derivative instruments in which such DWS fund could invest. The fund may also invest in securities of

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unaffiliated mutual funds, ETFs or exchange-traded notes (ETNs) (DWS funds and unaffiliated mutual funds, ETFs and ETNs are collectively referred to as “underlying funds”). The fund’s allocations among direct investments and underlying funds may vary over time.
Management process. Portfolio management utilizes a strategic asset allocation process to determine the non-traditional or alternative investment strategies that should be represented in the fund’s portfolio. Investment strategies generally will fall into the following categories: Real Assets, Alternative Fixed Income, Alternative Equity, Absolute Return and Opportunistic. Real Assets investments have a tangible or physical aspect such as real estate or commodities. Alternative Fixed Income investments seek to offer exposure to categories generally not included in investors’ allocations, such as bank loans and high yield debt securities (i.e. “junk bonds”), and to foreign investments, many of which are not denominated in US dollars. Alternative Equity investments are investments primarily in convertible and preferred instruments that offer equity exposure. Absolute Return investments include: (1) strategies that seek positive returns in all market environments and (2) cash or cash-like investments. Opportunistic investments are investments outside the other categories that may be identified by portfolio management as representing an opportunity to utilize a new alternative investment strategy. Portfolio management also utilizes a tactical asset allocation process to adjust allocations in response to short-term market changes. Tactical allocations reflect views from DWS’s Chief Investment Officer and global research platform. Tactical allocations, which may include derivative instruments, have shorter investment horizons as positions reflect short-term views and are implemented by appropriately changing the existing allocations.
As of December 31, 2018, the fund’s allocation among investment strategies and underlying funds was:
Real Assets	40%
DWS Enhanced Commodity Strategy Fund	15%
DWS RREEF Real Estate Securities Fund	8%
DWS RREEF Global Real Estate Securities Fund	6%
iShares Global Infrastructure ETF	6%
DWS RREEF Global Infrastructure Fund	5%
Alternative Fixed Income	21%
DWS Floating Rate Fund	12%
DWS Emerging Markets Fixed Income Fund	7%
iShares JPMorgan USD Emerging Markets Bond ETF	2%
Alternative Equity	19%
SPDR Bloomberg Barclays Convertible Securities ETF	14%
IShares U.S. Preferred Stock ETF	5%
Absolute Return	20%
DWS ESG Liquidity Fund	8%
DWS Central Cash Management Government Fund	8%
DWS Global Macro Fund	3%
Invesco DB U.S. Dollar Index Bullish Fund	1%
Opportunistic	0%
It is possible that the fund’s allocations may be focused in particular industries, asset classes, or sectors of the economy. The fund’s allocations among investment strategies and underlying funds will change over time and there should be no expectation that current or past positions will be maintained in the future.
Currency and interest rate strategies. In addition to the fund’s or an underlying fund’s main investment strategy, portfolio management of the fund or certain underlying funds may, from time to time, seek to enhance returns by employing proprietary quantitative currency strategies across developed and emerging market currencies using derivatives (contracts whose values are based on, for example, indices, currencies or securities), in particular forward currency contracts. Three main strategies may be employed: a carry strategy, a momentum strategy and a valuation strategy. In implementing the carry strategy, portfolio management of the fund or certain underlying funds will use a “relative value” analysis, seeking to systematically sell low interest rate currencies and buy high interest rate currencies. In implementing the momentum strategy, portfolio management of the fund or certain underlying funds will use multi-year exchange rate trends, seeking to systematically sell lower returning currencies and buy higher returning currencies. In implementing the valuation strategy, portfolio management of the fund or certain underlying funds will use a “fair value” analysis, seeking to systematically buy “undervalued” currencies and sell “overvalued” currencies.
Portfolio management of the fund or certain underlying funds also may, from time to time, seek to enhance returns by employing various strategies to identify interest rate trends across developed markets using derivatives, in particular buying and selling interest rate futures
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contracts. In implementing these strategies, portfolio management of the fund or certain underlying funds may utilize proprietary rules-based interest rate indices.
The notional amount of the fund’s or an underlying fund's aggregate currency and interest rate exposure resulting from these strategies may significantly exceed the net assets of the fund or an underlying fund (and at times may exceed two times the fund’s or an underlying fund's net assets).
Securities lending. The fund may lend securities (up to one-third of total assets) to approved institutions, such as registered broker-dealers, banks and pooled investment vehicles.
Main Risks
There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Because the fund invests in underlying funds, the risks listed here include those of the various underlying funds as well as those of the fund itself. Therefore, in these risk descriptions the term “the fund” may refer to the fund itself, one or more underlying funds, or both.
Asset allocation risk. Portfolio management may favor one or more types of investments or assets that underperform other investments, assets, or securities markets as a whole. Anytime portfolio management buys or sells securities in order to adjust the fund’s asset allocation this will increase portfolio turnover and generate transaction costs.
Security selection risk. The securities in the fund’s portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. Further, geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes and related geopolitical events have led, and in the future may lead, to increased short-term market volatility, which may disrupt securities markets and have adverse long-term effects on US and world economies and markets. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Underlying funds risk. Because the fund may invest in underlying funds, the fund’s performance will be directly related to the performance of the underlying funds. To the extent that a given underlying fund underperforms its benchmark or its fund peer group, it may contribute to underperformance by the fund.
In addition, the fund indirectly pays a portion of the expenses incurred by the underlying funds, which lowers performance. To the extent that the fund’s allocations favor underlying funds with higher expenses, the overall cost of investing paid by the fund will be higher.
The fund is also subject to the risk that an underlying fund may pay a redemption request made by the fund, wholly or partly, by an in-kind distribution of portfolio securities rather than in cash. The fund may hold such portfolio securities until the Advisor determines to dispose of them, and the fund will bear the market risk of the securities received in the redemption until their disposition. Upon disposing of such portfolio securities, the fund may experience increased brokerage commissions.
Concentration risk – underlying funds. Any underlying fund that concentrates in a particular segment of the market (such as commodities, gold-related investments, infrastructure-related companies and real estate securities) will generally be more volatile than a fund that invests more broadly. Any market price movements, regulatory or technological changes, or economic conditions affecting the particular market segment in which the underlying fund concentrates will have a significant impact on the underlying fund’s performance.
While the fund does not concentrate in a particular industry, it may concentrate in an underlying DWS fund, and there is risk for the fund with respect to the aggregation of holdings of underlying funds. The aggregation of holdings of underlying funds may result in the fund having increased exposure to a particular industry or group of industries, or to a single issuer. Such increased exposure to industries or issuers may have the effect of increasing the volatility of the fund’s returns. The fund does not control the investments of the underlying funds, and any increased exposure to industries or issuers occurs as a result of the underlying funds following their own investment objectives and strategies.
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Non-diversification risk – underlying funds. While the fund is diversified, certain underlying funds may be classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the underlying fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance of the underlying fund.
ETF risk. Because ETFs trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. An ETF is subject to the risks of the assets in which it invests as well as those of the investment strategy it follows. The fund incurs brokerage costs when it buys and sells shares of an ETF and also bears its proportionate share of the ETF’s fees and expenses, which are passed through to ETF shareholders.
ETN risk. Because ETNs are senior, unsecured, unsubordinated debt securities of an issuer (typically a bank or bank holding company), ETNs are subject to the credit risk of the issuer and may lose value due to a downgrade in the issuer’s credit rating. The returns of an ETN are linked to the performance of an underlying instrument (typically an index), minus applicable fees. ETNs typically do not make periodic interest payments and principal typically is not protected. The value of an ETN may fluctuate based on factors such as time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying assets, changes in the applicable interest rates, and economic, legal, political or geographic events that affect the underlying assets. The fund bears its proportionate share of any fees and expenses borne by the ETN. Because ETNs trade on a securities exchange, their shares may trade at a premium or discount to their net asset value.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments, as well as US and foreign government actions such as the imposition of tariffs, economic and trade sanctions or embargoes, could undermine the value of the fund’s investments, prevent the fund from realizing the full value of its investments or prevent the fund from selling securities it holds. In June 2016, citizens of the United Kingdom approved a referendum to leave the European Union (EU) and in March 2017, the United Kingdom initiated the formal process of withdrawing from the EU. Significant uncertainty exists regarding the United Kingdom’s anticipated withdrawal from the EU and any adverse economic and political effects such withdrawal may have on the United Kingdom, other EU countries and the global economy.
Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.
Emerging markets risk. Foreign investment risks are greater in emerging markets than in developed markets. Investments in emerging markets are often considered speculative.
Interest rate strategies risk. The success of the interest rate futures strategies depends, in part, on the effectiveness and implementation of portfolio management's proprietary strategies. If portfolio management's analysis proves to be incorrect, losses to the fund may be significant. The risk of loss is heightened during periods of rapid rises in interest rates.
Currency strategies risk. The success of the currency strategies depends, in part, on the effectiveness and implementation of portfolio management's proprietary strategies. If portfolio management's analysis proves to be incorrect, losses to the fund may be significant and may substantially exceed the intended level of market exposure for the currency strategies.
As part of the currency strategies, the fund will have substantial exposure to the risks of non-US currency markets. Foreign currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and economic or political developments in the US or abroad. As a result, the fund's exposure to foreign currencies could cause lower returns or even losses to the fund. Although portfolio management seeks to limit these risks through the aggregation of various long and short positions, there can be no assurance that it will be able to do so.
Interest rate risk. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund’s debt securities, the more sensitive the fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) Recent and potential future changes in monetary policy made by central banks or governments are likely to affect the level of interest rates. Rising interest rates may prompt redemptions from the fund, which may force the fund to sell investments at a time when it is not advantageous to do so, which could result in losses. The fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.
Inflation-indexed bond risk. Any rise in interest rates may cause inflation-indexed bonds to decline in price, hurting fund performance. If interest rates rise due to reasons other than inflation, the fund’s investment in these securities may not be fully protected from the effects of rising interest rates. The fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. The performance of any bonds that are
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indexed to non-US rates of inflation may be higher or lower than those indexed to US inflation rates. The fund’s actual returns could fail to match the real rate of inflation.
Credit risk. The fund's performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. Credit risk is greater for lower-rated securities.
Because the issuers of high yield debt securities, or junk bonds (debt securities rated below the fourth highest credit rating category), may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news, or even the expectation of bad news, than investment-grade debt securities. Credit risk for high yield securities is greater than for higher-rated securities.
High yield debt securities risk. High yield debt securities, or junk bonds, are generally regarded as speculative with respect to the issuer’s continuing ability to meet principal and interest payments. High yield debt securities’ total return and yield may generally be expected to fluctuate more than the total return and yield of investment-grade debt securities. A real or perceived economic downturn or an increase in market interest rates could cause a decline in the value of high yield debt securities, result in increased redemptions and/or result in increased portfolio turnover, which could result in a decline in net asset value of the fund, reduce liquidity for certain investments and/or increase costs. High yield debt securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade debt securities as there may be no established secondary market. Investments in high yield debt securities could increase liquidity risk for the fund. In addition, the market for high yield debt securities can experience sudden and sharp volatility which is generally associated more with investments in stocks.
Market risk. The market value of the securities in which the fund invests may be impacted by the prospects of individual issuers, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets.
Senior loans risk. The fund invests in senior loans that may not be rated by a rating agency, registered with the Securities and Exchange Commission or any state securities commission or listed on any national securities exchange. Therefore, there may be less publicly available information about them than for registered or exchange-listed securities. The Advisor relies on its own evaluation of the creditworthiness of borrowers, but will consider, and may rely in part on, analyses performed by others. As a result, the fund is particularly dependent on the analytical abilities of the Advisor.
Senior loans may not be considered “securities,” and purchasers, such as the fund, therefore may not be entitled to rely on the anti-fraud and misrepresentation protections of the federal securities laws. Senior loans involve other risks, including credit risk, interest rate risk, liquidity risk, and prepayment and extension risk.
Because affiliates of the Advisor may participate in the primary and secondary market for senior loans, limitations under applicable law may restrict the fund’s ability to participate in a restructuring of a senior loan or to acquire some senior loans, or affect the timing or price of such acquisition. The fund also may be in possession of material non-public information about a borrower as a result of its ownership of a senior loan. Because of prohibitions on trading in securities of issuers while in possession of such information, the fund might be unable to enter into a transaction in a publicly-traded security of that borrower when it would otherwise be advantageous to do so. If the Advisor wishes to invest in the publicly traded securities of a borrower, it may not have access to material non-public information regarding the borrower to which other lenders have access.
Prepayment and extension risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund’s assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund’s share price and yield and could hurt fund performance.
Commodities-related investments risk. The commodities-linked derivative instruments in which the fund invests tend to be more volatile than many other types of securities and may subject the fund to special risks that do not apply to all derivatives transactions. For example, the value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, changes in storage costs, embargoes, tariffs, policies of commodity cartels and international economic, political and regulatory developments.
Real estate securities risk. Real estate companies, including REITs, can be affected by the risks associated with direct ownership of real estate, such as general or local economic conditions, decreases in real estate value, increases in property taxes and operating expenses, liabilities or losses due to environmental problems, delays in completion of construction, falling rents (whether due to poor demand, increased competition, overbuilding, or limitations on rents), zoning changes, rising interest rates, lack of credit, failure of borrowers to repay loans and
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losses from casualty or condemnation. In addition, many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk. Further, REITs are dependent upon management skills, may not be diversified and may have relatively small market capitalizations, which can increase volatility. REITs must satisfy certain requirements in order to qualify for favorable tax treatment under applicable tax laws, and a failure to qualify could adversely affect the value of the REIT. By investing in REITs through a fund a shareholder will bear expenses of the REITs in addition to expenses of the fund and will not be entitled to the federal income tax deduction for qualified REIT dividends available to noncorporate investors that own REITs directly unless certain holding period and other requirements are satisfied.
Infrastructure-related companies risk. Infrastructure-related companies can be affected by various factors, including general or local economic conditions and political developments, general changes in market sentiment towards infrastructure assets, high interest costs in connection with capital construction and improvement programs, difficulty in raising capital, costs associated with compliance with changes in regulations, regulation or intervention by various government authorities, including government regulation of rates, inexperience with and potential losses resulting from the deregulation of a particular industry or sector, changes in tax laws, environmental problems, technological changes, surplus capacity, casualty losses, threat of terrorist attacks and changes in interest rates. A company is considered to be an infrastructure-related company if at least 50% of its non-cash assets are infrastructure assets or 50% of its gross income or net profits are derived, directly or indirectly, from the ownership, management, construction, operation, utilization or financing of infrastructure assets.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance.
Dividend-paying stock risk. As a category, dividend-paying stocks may underperform non-dividend paying stocks (and the stock market as a whole) over any period of time. In addition, issuers of dividend-paying stocks may have discretion to defer or stop paying dividends for a stated period of time. If the dividend-paying stocks held by the fund reduce or stop paying dividends, the fund’s ability to generate income may be adversely affected.
Small company risk. Small company stocks tend to be more volatile than medium-sized or large company stocks. Because stock analysts are less likely to follow small companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on small companies, since they may lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Convertible securities risk. The market value of a convertible security performs like that of a regular debt security; that is, when interest rates rise, the price of a convertible security generally declines. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their price may change based on changes in the issuer’s financial condition. Because a convertible security derives a portion of its value from the common stock into which it may be converted, market and issuer risks that apply to the underlying common stock could impact the price of the convertible security.
Preferred stock risk. Preferred stock generally has a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Preferred stock is subject to many of the risks associated with debt securities, including interest rate risk. In addition, preferred stock may not pay a dividend, an issuer may suspend payment of dividends on preferred stock at any time, and in certain situations an issuer may call or redeem its preferred stock or convert it to common stock.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment and/or the fund may sell certain investments at a price or time that is not advantageous in order to meet redemption requests or other cash needs. Unusual market conditions, such as an unusually high volume of redemptions or other similar conditions could increase liquidity risk for the fund.
Pricing risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.
Tax status risk. Income and gains from commodities or certain commodity-linked derivatives do not constitute “qualifying income” to the fund for purposes of qualification as a “regulated investment company” for federal income tax purposes. If such income were determined to
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cause the fund's nonqualifying income to exceed 10% of the fund's gross income, the fund would be subject to a tax at the fund level.
Securities lending risk. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.
Subsidiary risk. Certain underlying funds may invest in a wholly-owned subsidiary of the underlying fund formed under the laws of the Cayman Islands (the Subsidiary) that is not registered as an investment company under the Investment Company Act of 1940, as amended, and therefore it is not subject to all of the investor protections of the Investment Company Act of 1940. A regulatory change in the US or the Cayman Islands that impacts the Subsidiary or how the underlying fund invests in the Subsidiary, such as a change in tax law, could adversely affect the underlying fund and the fund. By investing in the Subsidiary, the underlying funds and the fund are exposed to the risks associated with the Subsidiary’s investments, which generally include the risks of investing in derivatives and commodities-related investments.
Operational and technology risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations.
Past Performance
How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends and distributions were reinvested. For more recent performance figures, go to dws.com (the Web site does not form a part of this prospectus) or call the telephone number included in this prospectus. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.
Prior to July 12, 2013, the fund had a subadvisor and a different investment management team that operated with a different investment strategy. Performance would have been different if the fund's current investment strategy had been in effect.
CALENDAR YEAR TOTAL RETURNS  (%) (Class B)

	Returns	Period ending
Best Quarter	9.04%	September 30, 2010
Worst Quarter	-8.38%	September 30, 2011
Year-to-Date	8.02%	March 31, 2019
Average Annual Total Returns
(For periods ended 12/31/2018 expressed as a %)
	Class Inception	1 Year	5 Years	Since Inception
Class B before tax	5/18/2009	-9.35	-0.35	3.28
MSCI World Index (reflects no deduction for fees, expenses or taxes)		-8.71	4.56	9.92
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)		0.01	2.52	3.46
Blended Index (reflects no deduction for fees, expenses or taxes)		-5.96	4.08	7.80
The Blended Index consists of 70% MSCI World Index and 30% Bloomberg Barclays U.S. Aggregate Bond Index.
The Advisor believes that the MCSI World Index, Bloomberg Barclays U.S. Aggregate Bond Index, and the blend of each of these indexes, reflect the different components of the fund's typical asset allocations.
Management
Investment Advisor
DWS Investment Management Americas, Inc.
Subadvisor
RREEF America L.L.C.
Portfolio Manager(s)
Pankaj Bhatnagar, PhD, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2013.
Darwei Kung, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2013.
Dokyoung Lee, CFA, Director. Portfolio Manager of the fund. Began managing the fund in 2018.
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Purchase and Sale of Fund Shares
The fund is intended for use in a variable insurance product. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.
Tax Information
The fund normally distributes its net investment income and realized capital gains, if any, to its shareholders, the separate accounts of participating insurance companies. These distributions may not be taxable to the holders of variable annuity contracts and variable life insurance policies. For information concerning the federal income tax consequences for the holders of such contracts or policies, holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.
Payments to Financial Intermediaries
If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund, the Advisor, and/or the Advisor’s affiliates, may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's Web site for more information.
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Fund Details
Additional Information About Fund Strategies and Risks
DWS Alternative Asset Allocation VIP
Investment Objective
The fund seeks capital appreciation.
Principal Investment Strategy
Main Investments. The fund seeks to achieve its objective by investing in alternative (or non-traditional) investment strategies. Investments may be made in other DWS funds (i.e., mutual funds, exchange-traded funds (ETFs) and other pooled investment vehicles managed by DWS Investment Management Americas, Inc., the fund's investment advisor, or one of its affiliates), or directly in the securities and derivative instruments in which such DWS fund could invest. The fund may also invest in securities of unaffiliated mutual funds, ETFs or exchange-traded notes (ETNs) (DWS funds and unaffiliated mutual funds, ETFs and ETNs are collectively referred to as “underlying funds”). The fund’s allocations among direct investments and underlying funds may vary over time.
Management process. Portfolio management utilizes a strategic asset allocation process to determine the non-traditional or alternative investment strategies that should be represented in the fund’s portfolio. Investment strategies generally will fall into the following categories: Real Assets, Alternative Fixed Income, Alternative Equity, Absolute Return and Opportunistic. Real Asset investments have a tangible or physical aspect such as real estate or commodities. Alternative Fixed Income investments seek to offer exposure to categories generally not included in investors’ allocations, such as bank loans and high-yield debt securities (i.e. “junk bonds”), and to foreign investments, many of which are not denominated in US dollars. Alternative Equity investments are investments primarily in convertible and preferred instruments that offer equity exposure. Absolute Return investments include: (1) strategies that seek positive returns in all market environments and (2) cash or cash-like investments. Opportunistic investments are investments outside the other categories that may be identified by portfolio management as representing an opportunity to utilize a new alternative investment strategy. Portfolio management also utilizes a tactical asset allocation process to adjust allocations in response to short-term market changes. Tactical allocations reflect views from DWS’s Chief Investment Officer and global research platform. Tactical allocations, which may include derivative instruments, have shorter investment horizons as positions reflect short-term views and are implemented by appropriately changing the existing allocations.
Portfolio management may make allocations ranging from 0% to 30% of the fund's assets (exclusive of assets allocated to the currency and interest rate strategies described below) in a particular strategy or asset category, including the following DWS mutual funds or directly in such securities and derivative instruments in which the DWS fund can invest:
■	DWS Emerging Markets Equity Fund. The fund seeks long-term growth of capital. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in emerging market equities (equities traded mainly in emerging markets or issued by companies that are organized in emerging markets or have more than half of their business there). The fund invests primarily in common stocks, but may also invest in preferred stocks or convertible securities.
■	DWS Emerging Markets Fixed Income Fund. The fund seeks to provide high current income and, secondarily, long-term capital appreciation. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in high yield bonds (also known as “junk bonds”) and other debt securities issued by governments and corporations in emerging market countries (i.e., the issuer is traded mainly in an emerging market, the issuer is organized under the laws of an emerging market country or is a company with more than half of its business in emerging markets) or the return on which is derived primarily from emerging markets. The fund may invest without limit in investment-grade debt securities and in junk bonds, which are those below the fourth credit grade (grade BB/Ba and below) and may include debt securities not currently paying interest and debt securities in default. The fund invests at least 50% of total assets in US dollar denominated securities.

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■	DWS Enhanced Commodity Strategy Fund. The fund’s investment objective is total return. Under normal circumstances, the fund invests in commodity-linked derivative instruments (a contract whose value is based on a particular commodity) backed by a portfolio of fixed income instruments. The fund may gain exposure to the commodity markets by investing in a wholly-owned subsidiary formed under the laws of the Cayman Islands, which shares the same portfolio management team as the fund and is expected to invest mainly in commodity-linked derivative instruments and fixed-income instruments, some of which may serve as margin or collateral for the subsidiary's derivatives positions. The fund concentrates its investments in commodities-related industries. The fund and its wholly-owned subsidiary are each a “commodity pool” and are subject to the requirements of the Commodity Exchange Act, as amended (CEA) and the rules of the Commodity Futures Trading Commission (CFTC) promulgated thereunder.
■	DWS ESG Liquidity Fund. The fund’s investment objective is to seek to provide a high level of current income consistent with liquidity and the preservation of capital. The fund is a money market fund that is managed in accordance with federal regulations which govern the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. The fund does not seek to maintain a stable share price. As a result, the fund’s share price will fluctuate and reflect the effects of unrealized appreciation and depreciation and realized losses and gains. Under normal circumstances, the fund invests at least 80% of total assets, determined at the time of purchase, in securities that meet the Advisor’s sustainability criteria. The fund may invest without limit in US treasury securities under adverse market conditions. The fund invests in high quality, short-term, US dollar denominated money market instruments, including obligations of US and foreign banks, corporate obligations, US government securities, municipal securities, repurchase agreements and asset-backed securities, paying a fixed, variable or floating interest rate.
■	DWS Floating Rate Fund. The fund seeks to provide high current income. Under normal market conditions, the fund invests at least 80% of its total assets in adjustable rate loans that have a senior right to payment (“senior loans”) and other floating rate debt securities. The fund may also borrow money in an amount up to 33 1⁄3% of the fund’s total assets for a range of purposes, including to create investment leverage.
■	DWS Global High Income Fund. The fund seeks high current income and, as a secondary objective, capital appreciation. Under normal conditions, the fund invests at least 65% of total assets in domestic and foreign below investment grade debt securities (rated below the fourth highest credit rating category, junk bonds), including those whose issuers are located in countries with new or emerging securities markets. The fund will generally invest in at least three different countries and will normally invest at least 40% of net assets in securities of foreign issuers. The fund invests in securities of varying maturities and intends to maintain a dollar-weighted effective average portfolio maturity that will not exceed ten years. Subject to its portfolio maturity policy, the fund may purchase individual securities with any stated maturity. The fund may invest in securities of any credit quality, and may include debt securities not paying interest currently and securities in default. The fund may invest up to 15% of total assets in credit default swaps to buy or sell protection on credit exposure, and up to 20% of net assets in common stocks, preferred shares and other equity securities. The fund may invest up to 35% of total assets in cash or money market instruments to maintain liquidity or in the event portfolio management determines that securities meeting the fund’s investment objectives are not readily available for purchase. The fund may also purchase convertible securities, securities on a when-issued basis and engage in short sales.
■	DWS RREEF Global Infrastructure Fund. The fund seeks total return from both capital appreciation and current income. Under normal circumstances, the fund invests at least 80% of its net assets in the securities of US and non-US infrastructure-related companies. Under normal circumstances, the fund invests mainly in equity securities, though the fund may also invest in fixed-income securities without limitation. The fund will invest 25% or more of its total assets in securities of companies engaged principally in infrastructure-related companies. The fund may invest in companies of any market capitalization.
■	DWS RREEF Global Real Estate Securities Fund. The fund’s investment objective is to seek total return through a combination of current income and long-term capital appreciation. Under normal circumstances, the fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity and debt securities issued by real estate companies, such as real estate investment trusts (REITs), REIT-like structures or real estate operating companies. The fund may invest without limitation in companies engaged principally in the real estate industry.
■	DWS High Income Fund. The fund seeks the highest level of current income obtainable from a diversified portfolio of fixed-income securities which portfolio management considers consistent with reasonable risk. As a secondary objective, the fund will seek capital gain where consistent with its primary objective. Under normal circumstances, the fund generally invests at least 65% of net assets, plus the amount of any borrowings for investment purposes, in junk bonds, which are those rated below the fourth highest credit rating category (that is, grade BB/Ba and below). The fund may
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invest up to 50% of total assets in bonds denominated in US dollars or foreign currencies from foreign issuers, including issuers in emerging markets. The fund invests in securities of varying maturities and intends to maintain a dollar-weighted effective average portfolio maturity that will not exceed ten years. Subject to its portfolio maturity policy, the fund may purchase individual securities with any stated maturity.
■	DWS RREEF Real Estate Securities Fund. The fund’s investment objective is long-term capital appreciation and current income. Under normal circumstances, the fund will invest at least 80% of its net assets, plus the amount of any borrowing for investment purposes (calculated at the time of any investment), in equity securities of real estate investment trusts (REITs) and real estate companies. The fund may invest without limitation in securities of companies engaged principally in the real estate industry. The fund may also invest a portion of its assets in other types of securities. These securities may include short term securities, bonds, notes, securities of companies not principally engaged in the real estate industry and other similar securities.
■	DWS Government Money Market Series. The fund seeks maximum current income to the extent consistent with stability of principal. The fund is a money market fund that is managed in accordance with federal regulations which govern the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. The fund operates as a “government money market fund,” as such term is defined under federal regulations. As a government money market fund, the fund is required to invest at least 99.5% of its total assets at the time of investment in cash, US government securities, and/or repurchase agreements that are collateralized by these instruments.
■	DWS Global Macro Fund. The fund seeks to achieve total return. The fund invests in equities (common and preferred), bonds, structured notes, money market instruments, exchange traded funds (ETFs), and cash. The fund may also invest in alternative asset classes (such as real estate, REITs, infrastructure, convertibles, commodities and currencies). The fund may achieve exposure to commodities by investing in commodities-linked derivatives or ETFs. The fund may invest up to 20% into asset backed securities, short-term securities and cash equivalents. The fund can invest in securities of any size, investment style category, maturity, duration or credit quality (including junk bonds, which are those rated below the fourth highest credit rating category (that is, grade BB/Ba and below)), and from any country (including emerging markets). Under normal conditions, the fund will have investment exposure to at least three countries and combined direct and indirect exposure to foreign securities, foreign currencies and other foreign investments (measured on a gross basis) equal to at least 40% of the fund’s net assets.
■	DWS Central Cash Management Government Fund. The fund seeks maximum current income to the extent consistent with stability of principal. The fund operates as a “government money market fund,” as such term is defined under federal regulations. The fund is a money market fund that is managed in accordance with federal regulations which govern the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. As a government money market fund, the fund is required to invest at least 99.5% of its total assets at the time of investment in cash, US government securities, and/or repurchase agreements that are collateralized by these instruments.
Portfolio management monitors the list of DWS funds in which the fund may invest, and may periodically add or remove DWS funds from the list to obtain exposure to new investment strategies, to replace underperforming DWS funds or to enhance returns. Based on portfolio management's assessment of market conditions, the fund is rebalanced periodically to maintain the desired asset allocation. In addition, the fund may seek exposure to hedge funds through warrants, swaps and similar derivative instruments.
Other DWS funds in which the fund may invest from time to time may include series of DBX ETF Trust, which are managed by DBX Advisors LLC. DWS Investment Management Americas, Inc. and DBX Advisors LLC are subsidiaries of DWS Group.
As of December 31, 2018, the fund’s allocation among investment strategies and underlying funds was:
Real Assets	40%
DWS Enhanced Commodity Strategy Fund	15%
DWS RREEF Real Estate Securities Fund	8%
DWS RREEF Global Real Estate Securities Fund	6%
iShares Global Infrastructure ETF	6%
DWS RREEF Global Infrastructure Fund	5%
Alternative Fixed Income	21%
DWS Floating Rate Fund	12%
DWS Emerging Markets Fixed Income Fund	7%
iShares JPMorgan USD Emerging Markets Bond ETF	2%
Alternative Equity	19%
SPDR Bloomberg Barclays Convertible Securities ETF	14%
IShares U.S. Preferred Stock ETF	5%
Absolute Return	20%
DWS ESG Liquidity Fund	8%
DWS Central Cash Management Government Fund	8%
DWS Global Macro Fund	3%
Invesco DB U.S. Dollar Index Bullish Fund	1%
Opportunistic	0%
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It is possible that the fund’s allocations may be focused in particular industries, asset classes, or sectors of the economy. The fund’s allocations among investment strategies and underlying funds will change over time and there should be no expectation that current or past positions will be maintained in the future.
Currency and interest rate strategies. In addition to the fund’s or an underlying fund’s main investment strategy, portfolio management of the fund or certain underlying funds may, from time to time, seek to enhance returns by employing proprietary quantitative currency strategies across developed and emerging market currencies using derivatives (contracts whose values are based on, for example, indices, currencies or securities), in particular forward currency contracts. Three main strategies may be employed: a carry strategy, a momentum strategy and a valuation strategy. In implementing the carry strategy, portfolio management of the fund or certain underlying funds will use a “relative value” analysis, seeking to systematically sell low interest rate currencies and buy high interest rate currencies. In implementing the momentum strategy, portfolio management of the fund or certain underlying funds will use multi-year exchange rate trends, seeking to systematically sell lower returning currencies and buy higher returning currencies. In implementing the valuation strategy, portfolio management of the fund or certain underlying funds will use a “fair value” analysis, seeking to systematically buy “undervalued” currencies and sell “overvalued” currencies.
Portfolio management of the fund or certain underlying funds also may, from time to time, seek to enhance returns by employing various strategies to identify interest rate trends across developed markets using derivatives, in particular buying and selling interest rate futures contracts. In implementing these strategies, portfolio management of the fund or certain underlying funds may utilize proprietary rules-based interest rate indices.
The notional amount of the fund’s or an underlying fund's aggregate currency and interest rate exposure resulting from these strategies may significantly exceed the net assets of the fund or an underlying fund (and at times may exceed two times the fund’s or an underlying fund's net assets).
Securities lending. The fund may lend securities (up to one-third of total assets) to approved institutions, such as registered broker-dealers, banks and pooled investment vehicles.
Other Investment Strategies
Derivatives. Outside of the currency and interest rate strategies, the fund and the underlying funds in which the fund invests, may also use other types of derivatives (e.g., options, futures, forward currency contracts, commodity-linked derivatives, interest rate swaps and total return swaps) (i) for hedging purposes; (ii) for risk management;
(iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.
Main Risks
There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Because the fund invests in underlying funds, the risks listed here include those of the various underlying funds as well as those of the fund itself. Therefore, in these risk descriptions the term “the fund” may refer to the fund itself, one or more underlying funds, or both.
Asset allocation risk. Portfolio management may favor one or more types of investments or assets that underperform other investments, assets, or securities markets as a whole. Anytime portfolio management buys or sells securities in order to adjust the fund’s asset allocation this will increase portfolio turnover and generate transaction costs.
Security selection risk. The securities in the fund’s portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. Further, geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes and related geopolitical events have led, and in the future may lead, to increased short-term market volatility, which may disrupt securities markets and have adverse long-term effects on US and world economies and markets. To the extent that the fund invests in a particular
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geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Underlying funds risk. Because the fund may invest in underlying funds, the fund’s performance will be directly related to the performance of the underlying funds. To the extent that a given underlying fund underperforms its benchmark or its fund peer group, it may contribute to underperformance by the fund.
In addition, the fund indirectly pays a portion of the expenses incurred by the underlying funds, which lowers performance. To the extent that the fund’s allocations favor underlying funds with higher expenses, the overall cost of investing paid by the fund will be higher.
The fund is also subject to the risk that an underlying fund may pay a redemption request made by the fund, wholly or partly, by an in-kind distribution of portfolio securities rather than in cash. The fund may hold such portfolio securities until the Advisor determines to dispose of them, and the fund will bear the market risk of the securities received in the redemption until their disposition. Upon disposing of such portfolio securities, the fund may experience increased brokerage commissions.
Concentration risk – underlying funds. Any underlying fund that concentrates in a particular segment of the market (such as commodities, gold-related investments, infrastructure-related companies and real estate securities) will generally be more volatile than a fund that invests more broadly. Any market price movements, regulatory or technological changes, or economic conditions affecting the particular market segment in which the underlying fund concentrates will have a significant impact on the underlying fund’s performance.
While the fund does not concentrate in a particular industry, it may concentrate in an underlying DWS fund, and there is risk for the fund with respect to the aggregation of holdings of underlying funds. The aggregation of holdings of underlying funds may result in the fund having increased exposure to a particular industry or group of industries, or to a single issuer. Such increased exposure to industries or issuers may have the effect of increasing the volatility of the fund’s returns. The fund does not control the investments of the underlying funds, and any increased exposure to industries or issuers occurs as a result of the underlying funds following their own investment objectives and strategies.
Non-diversification risk – underlying funds. While the fund is diversified, certain underlying funds may be classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the underlying fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance of the underlying fund.
ETF risk. Because ETFs trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. An ETF is subject to the risks of the assets in which it invests as well as those of the investment strategy it follows. The fund incurs brokerage costs when it buys and sells shares of an ETF and also bears its proportionate share of the ETF’s fees and expenses, which are passed through to ETF shareholders.
Fees and expenses incurred by an ETF may include trading costs, operating expenses, licensing fees, trustee fees and marketing expenses. With an index ETF, these costs may contribute to the ETF not fully matching the performance of the index it is designed to track.
ETN risk. Because ETNs are senior, unsecured, unsubordinated debt securities of an issuer (typically a bank or bank holding company), ETNs are subject to the credit risk of the issuer and may lose value due to a downgrade in the issuer’s credit rating. The returns of an ETN are linked to the performance of an underlying instrument (typically an index), minus applicable fees. ETNs typically do not make periodic interest payments and principal typically is not protected. The value of an ETN may fluctuate based on factors such as time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying assets, changes in the applicable interest rates, and economic, legal, political or geographic events that affect the underlying assets. The fund bears its proportionate share of any fees and expenses borne by the ETN. Because ETNs trade on a securities exchange, their shares may trade at a premium or discount to their net asset value.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments, as well as US and foreign government actions such as the imposition of tariffs, economic and trade sanctions or embargoes, could undermine the value of the fund’s investments, prevent the fund from realizing the full value of its investments or prevent the fund from selling securities it holds. In June 2016, citizens of the United Kingdom approved a referendum to leave the European Union (EU) and in March 2017, the United Kingdom initiated the formal process of withdrawing from the EU. Significant uncertainty exists regarding the United Kingdom’s anticipated withdrawal from the EU and any adverse economic and political effects such withdrawal may have on the United Kingdom, other EU countries and the global economy.
Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.
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Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding or other taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.
Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments.
Emerging markets risk. Foreign investment risks are greater in emerging markets than in developed markets. Investments in emerging markets are often considered speculative.
Emerging markets countries typically have economic and political systems that are less developed, and can be expected to be less stable than developed markets. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation.
Interest rate strategies risk. The success of the interest rate futures strategies depends, in part, on the effectiveness and implementation of portfolio management's proprietary strategies. If portfolio management's analysis proves to be incorrect, losses to the fund may be significant. The risk of loss is heightened during periods of rapid rises in interest rates.
Currency strategies risk. The success of the currency strategies depends, in part, on the effectiveness and implementation of portfolio management's proprietary strategies. If portfolio management's analysis proves to be incorrect, losses to the fund may be significant and may substantially exceed the intended level of market exposure for the currency strategies.
As part of the currency strategies, the fund will have substantial exposure to the risks of non-US currency markets. Foreign currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and economic or political developments in the US or abroad. As a result, the fund's exposure to foreign currencies could cause lower returns or even losses to the fund. Although portfolio management seeks to limit these risks through the aggregation of various long and short positions, there can be no assurance that it will be able to do so.
Interest rate risk. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund’s debt securities, the more sensitive the fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) Recent and potential future changes in monetary policy made by central banks or governments are likely to affect the level of interest rates. Rising interest rates may prompt redemptions from the fund, which may force the fund to sell investments at a time when it is not advantageous to do so, which could result in losses. The fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.
Inflation-indexed bond risk. Any rise in interest rates may cause inflation-indexed bonds to decline in price, hurting fund performance. If interest rates rise due to reasons other than inflation, the fund’s investment in these securities may not be fully protected from the effects of rising interest rates. The fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. The performance of any bonds that are indexed to non-US rates of inflation may be higher or lower than those indexed to US inflation rates. The fund’s actual returns could fail to match the real rate of inflation.
Credit risk. The fund's performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. Credit risk is greater for lower-rated securities.
Because the issuers of high yield debt securities, or junk bonds (debt securities rated below the fourth highest credit rating category), may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news, or even the expectation of bad news, than investment-grade debt securities. Credit risk for high yield securities is greater than for higher-rated securities.
For securities that rely on third-party guarantors to support their credit quality, the same risks may apply if the financial condition of the guarantor deteriorates or the guarantor ceases to insure securities. Because guarantors may insure many types of securities, including subprime mortgage bonds and other high-risk bonds, their financial condition could deteriorate as a result of events that have little or no connection to securities owned by the fund.
Some securities issued by US government agencies or instrumentalities are backed by the full faith and credit of the US government. Other securities that are supported only by the credit of the issuing agency or instrumentality are subject to greater credit risk than securities backed by the full faith and credit of the US government. This is because the US government might provide financial support, but has no obligation to do so, if there is a potential or actual loss of principal or failure to make interest payments.
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High yield debt securities risk. High yield debt securities, or junk bonds, are generally regarded as speculative with respect to the issuer’s continuing ability to meet principal and interest payments. High yield debt securities’ total return and yield may generally be expected to fluctuate more than the total return and yield of investment-grade debt securities. A real or perceived economic downturn or an increase in market interest rates could cause a decline in the value of high yield debt securities, result in increased redemptions and/or result in increased portfolio turnover, which could result in a decline in net asset value of the fund, reduce liquidity for certain investments and/or increase costs. High yield debt securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade debt securities as there may be no established secondary market. Investments in high yield debt securities could increase liquidity risk for the fund. In addition, the market for high yield debt securities can experience sudden and sharp volatility which is generally associated more with investments in stocks.
Market risk. The market value of the securities in which the fund invests may be impacted by the prospects of individual issuers, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets.
Senior loans risk. The fund invests in senior loans that may not be rated by a rating agency, registered with the Securities and Exchange Commission or any state securities commission or listed on any national securities exchange. Therefore, there may be less publicly available information about them than for registered or exchange-listed securities. The Advisor relies on its own evaluation of the creditworthiness of borrowers, but will consider, and may rely in part on, analyses performed by others. As a result, the fund is particularly dependent on the analytical abilities of the Advisor.
Senior loans may not be considered “securities,” and purchasers, such as the fund, therefore may not be entitled to rely on the anti-fraud and misrepresentation protections of the federal securities laws. Senior loans involve other risks, including credit risk, interest rate risk, liquidity risk, and prepayment and extension risk.
Because affiliates of the Advisor may participate in the primary and secondary market for senior loans, limitations under applicable law may restrict the fund’s ability to participate in a restructuring of a senior loan or to acquire some senior loans, or affect the timing or price of such acquisition. The fund also may be in possession of material non-public information about a borrower as a result of its ownership of a senior loan. Because of prohibitions on trading in securities of issuers while in possession of such information, the fund might be unable to enter into a transaction in a publicly-traded security of that borrower when it would otherwise be advantageous to do so. If the Advisor wishes to invest in the publicly traded securities of a borrower, it may not have access to material non-public information regarding the borrower to which other lenders have access.
Senior loans may have longer trade settlement periods than other types of investments which could result in the fund not receiving the proceeds from a sale of a senior loan for an extended period after such sale. To the extent that other sources of liquidity are unavailable, the uncertainty of trade settlement periods could lead to shortfalls in cash needed to handle fund redemptions, especially during periods of heavy redemption activity.
Prepayment and extension risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund’s assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund’s share price and yield and could hurt fund performance.
Commodities-related investments risk. The commodities-linked derivative instruments in which the fund invests tend to be more volatile than many other types of securities and may subject the fund to special risks that do not apply to all derivatives transactions. For example, the value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, changes in storage costs, embargoes, tariffs, policies of commodity cartels and international economic, political and regulatory developments.
The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, minerals, or agricultural products), a futures contract, swap or commodity index, or other economic variables linked to changes in the value of commodities or the commodities markets. A liquid secondary market may not exist for the types of commodity-linked derivative instruments the fund buys, which may make it difficult for the fund to sell them at an acceptable price. To the extent the fund intends to qualify as a regulated investment company under the Internal Revenue Code, the fund's ability to gain exposure to commodity-linked instruments may be limited.
Real estate securities risk. Real estate companies, including REITs, can be affected by the risks associated with direct ownership of real estate, such as general or local economic conditions, decreases in real estate value, increases in property taxes and operating expenses, liabilities or losses due to environmental problems, delays in completion of construction, falling rents (whether due to
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poor demand, increased competition, overbuilding, or limitations on rents), zoning changes, rising interest rates, lack of credit, failure of borrowers to repay loans and losses from casualty or condemnation. In addition, many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk. Further, REITs are dependent upon management skills, may not be diversified and may have relatively small market capitalizations, which can increase volatility. REITs must satisfy certain requirements in order to qualify for favorable tax treatment under applicable tax laws, and a failure to qualify could adversely affect the value of the REIT. By investing in REITs through a fund a shareholder will bear expenses of the REITs in addition to expenses of the fund and will not be entitled to the federal income tax deduction for qualified REIT dividends available to noncorporate investors that own REITs directly unless certain holding period and other requirements are satisfied.
Infrastructure-related companies risk. Infrastructure-related companies can be affected by various factors, including general or local economic conditions and political developments, general changes in market sentiment towards infrastructure assets, high interest costs in connection with capital construction and improvement programs, difficulty in raising capital, costs associated with compliance with changes in regulations, regulation or intervention by various government authorities, including government regulation of rates, inexperience with and potential losses resulting from the deregulation of a particular industry or sector, changes in tax laws, environmental problems, technological changes, surplus capacity, casualty losses, threat of terrorist attacks and changes in interest rates. A company is considered to be an infrastructure-related company if at least 50% of its non-cash assets are infrastructure assets or 50% of its gross income or net profits are derived, directly or indirectly, from the ownership, management, construction, operation, utilization or financing of infrastructure assets.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance.
Regional focus risk. Focusing investments in a single country or few countries, or regions, involves increased currency, political, regulatory and other risks. Market swings in such a targeted country, countries or regions are likely to have a greater effect on fund performance than they would in a more geographically diversified fund.
Dividend-paying stock risk. As a category, dividend-paying stocks may underperform non-dividend paying stocks (and the stock market as a whole) over any period of time. In addition, issuers of dividend-paying stocks may have discretion to defer or stop paying dividends for a stated period of time. If the dividend-paying stocks held by the fund reduce or stop paying dividends, the fund’s ability to generate income may be adversely affected.
Small company risk. Small company stocks tend to be more volatile than medium-sized or large company stocks. Because stock analysts are less likely to follow small companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on small companies, since they may lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.
Borrowing risk. Borrowing creates leverage. It also adds to fund expenses and at times could effectively force the fund to sell securities when it otherwise might not want to.
To the extent that the fund borrows money and then invests that money, it creates leverage, in that the fund is exposed to investment risks through the securities it has pledged for collateral as well as through the investments it purchases with the money borrowed against that collateral. This leverage means that changes in the prices of securities the fund owns will have a greater effect on the share price of the fund. The fund incurs interest expense and other costs when it borrows money; therefore, unless returns on assets acquired with borrowed funds are greater than the costs of borrowing, performance will be lower than it would have been without any borrowing. When the fund borrows money it must comply with certain asset coverage requirements, which at times may require the fund to dispose of some of its portfolio holdings even though it may be disadvantageous to do so at that time.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Preferred stock risk. Preferred stock generally has a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Preferred stock is subject to many of the risks associated with debt securities, including interest rate risk. In addition, preferred stock may not pay a dividend, an issuer may suspend payment of dividends on preferred stock at any time, and in certain situations an issuer may call or redeem its preferred stock or convert it to common stock.
Convertible securities risk. The market value of a convertible security performs like that of a regular debt security; that is, when interest rates rise, the price of a convertible security generally declines. In addition, convertible securities are subject to the risk that the issuer will not be
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able to pay interest or dividends when due, and their price may change based on changes in the issuer’s financial condition. Because a convertible security derives a portion of its value from the common stock into which it may be converted, market and issuer risks that apply to the underlying common stock could impact the price of the convertible security.
CROCI® risk. Certain of the underlying funds will be managed using the Cash Return on Capital Invested (CROCI®) Investment Process which is based on portfolio management’s belief that, over time, sectors/stocks which display more favorable financial metrics (for example, the CROCI® Economic P/E ratio) as generated by this process may outperform sectors/stocks which display less favorable metrics. This premise may not prove to be correct and prospective investors should evaluate this assumption prior to investing in the fund.
The calculation of financial metrics used by the underlying funds (such as, among others, the CROCI® Economic P/E ratio) are determined by the CROCI® Investment Strategy and Valuation Group using publicly available information. This publicly available information is adjusted based on assumptions made by the CROCI® Investment Strategy and Valuation Group that, subsequently, may prove not to have been correct. As financial metrics are calculated using historical information, there can be no guarantee of the future performance of the CROCI® strategy. The measures utilized by portfolio management to attempt to reduce portfolio turnover, market impact and transaction costs could affect performance. In addition, certain regulatory restrictions (e.g., limits on percentage of assets invested in a single industry) could constrain the fund’s ability to invest in some stocks that may have the most attractive financial metrics as determined by the CROCI® Investment Process.
Investment style risk. To the extent that the fund maintains a style-neutral portfolio, either growth funds or value funds may outperform the fund during any time period when one or the other is in favor. To the extent that the fund’s portfolio favors either growth or value stocks, it may perform less well than if it had remained style-neutral if the style it favors underperforms the overall market.
Medium-sized company risk. Medium-sized company stocks tend to be more volatile than large company stocks. Because stock analysts are less likely to follow medium-sized companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on medium-sized companies, since they lack the financial resources of larger companies. Medium-sized company stocks are typically less liquid than large company stocks.
IPO risk. Prices of securities bought in an initial public offering (IPO) may rise and fall rapidly, often because of investor perceptions rather than economic reasons. To the extent a mutual fund is small in size, its IPO investments may have a significant impact on its performance since they may represent a larger proportion of the fund’s overall portfolio as compared to the portfolio of a larger fund.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment and/or the fund may sell certain investments at a price or time that is not advantageous in order to meet redemption requests or other cash needs. Unusual market conditions, such as an unusually high volume of redemptions or other similar conditions could increase liquidity risk for the fund.
This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced). This may affect only certain securities or an overall securities market.
Pricing risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.
Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may prevent the fund from being able to realize full value and thus sell a security for its full valuation. This could cause a material decline in the fund’s net asset value.
Tax status risk. Income and gains from commodities or certain commodity-linked derivatives do not constitute “qualifying income” to the fund for purposes of qualification as a “regulated investment company” for federal income tax purposes. If such income were determined to cause the fund's nonqualifying income to exceed 10% of the fund's gross income, the fund would be subject to a tax at the fund level.
In addition, if DWS Alternative Asset Allocation VIP fails to qualify as a RIC, a separate account underlying a variable life insurance or variable annuity contract that invests in shares of the fund will be required to treat the fund (or if an underlying fund fails to qualify as a RIC, the fund’s investment in the underlying fund) as a single investment for purposes of the diversification requirements of section 817(h) of the Code. If a separate account fails to satisfy the diversification requirements of Code section 817(h), income allocable to the contracts associated with the separate account will be taxed currently for federal income
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tax purposes to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.
Securities lending risk. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.
Derivatives risk. Risks associated with derivatives may include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.
There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.
Subsidiary risk. Certain underlying funds may invest in a wholly-owned subsidiary of the underlying fund formed under the laws of the Cayman Islands (the Subsidiary) that is not registered as an investment company under the Investment Company Act of 1940, as amended, and therefore it is not subject to all of the investor protections of the Investment Company Act of 1940. A regulatory change in the US or the Cayman Islands that impacts the Subsidiary or how the underlying fund invests in the Subsidiary, such as a change in tax law, could adversely affect the underlying fund and the fund. By investing in the Subsidiary, the underlying funds and the fund are exposed to the risks associated with the Subsidiary’s investments, which generally include the risks of investing in derivatives and commodities-related investments.
Currency risk. Changes in currency exchange rates may affect the value of the fund’s investments and the fund’s share price. The value of currencies are influenced by a variety of factors, that include: interest rates, national debt levels and trade deficits, changes in balances of payments and trade, domestic and foreign interest and inflation rates, global or regional political, economic or financial events, monetary policies of governments, actual or potential government intervention, global energy prices, political instability and government monetary policies and the buying or selling of currency by a country’s government. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the US dollar or, in the case of hedged positions, that the
US dollar will decline relative to the currency being hedged. Currency exchange rates can be volatile and can change quickly and unpredictably, thereby impacting the value of the fund’s investments.
ESG investing risk. Investing primarily in investments that meet ESG criteria carries the risk that the fund may forgo otherwise attractive investment opportunities or increase or decrease its exposure to certain types of issuers and, therefore, may underperform funds that do not consider ESG factors.
Operational and technology risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations.
Cyber-attacks may include unauthorized attempts by third parties to improperly access, modify, disrupt the operations of, or prevent access to the systems of the fund’s service providers or counterparties, issuers of securities held by the fund or other market participants or data within them. In addition, power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
Cyber-attacks, disruptions, or failures may adversely affect the fund and its shareholders or cause reputational damage and subject the fund to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. For example, the fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value, and impede trading). In addition, cyber-attacks, disruptions, or failures involving a fund counterparty could affect such counterparty’s ability to meet its obligations to the fund, which may result in losses to the fund and its shareholders. Similar types of operational and technology risks are also present for issuers of securities held by the fund, which could have material adverse consequences for such issuers, and may cause the fund’s investments to lose value. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments.
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While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions, or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund, or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will address the possibility of and fallout from cyber-attacks, disruptions, or failures. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, fund counterparties, issuers of securities held by the fund, or other market participants.
Other Policies and Risks
While the previous pages describe the main points of the fund’s strategy and risks, there are a few other matters to know about:
■	Although major changes tend to be infrequent, the fund’s Board could change the fund's investment objective without seeking shareholder approval.
■	When, in the Advisor's opinion, it is advisable to adopt a temporary defensive position because of unusual and adverse or other market conditions, up to 100% of the fund's assets may be held in cash or invested in money market securities or other short-term investments. Short-term investments consist of (1) foreign and domestic obligations of sovereign governments and their agencies and instrumentalities, authorities and political subdivisions; (2) other short-term rated debt securities or, if unrated, determined to be of comparable quality in the opinion of the Advisor; (3) commercial paper; (4) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (5) repurchase agreements. Short-term investments may also include shares of money market mutual funds. To the extent the fund invests in such instruments, the fund will not be pursuing its investment objective. However, portfolio management may choose to not use these strategies for various reasons, even in volatile market conditions.
■	Portfolio management measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, its own judgment. All securities must meet the credit quality standards applied by portfolio management at the time they are purchased. If a security’s credit quality changes, portfolio management will decide what to do with the security, based on its assessment of what would most benefit the fund.
■	From time to time, the fund may have a concentration of shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the fund.
■	Your fund assets may be at risk of being transferred to the appropriate state if you fail to maintain a valid address and/or if certain activity does not occur in your account within the time specified by state abandoned property law. Contact your financial representative or the transfer agent for additional information.
For More Information
This prospectus doesn’t tell you about every policy or risk of investing in the fund. If you want more information on the fund’s allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).
Keep in mind that there is no assurance that the fund will achieve its investment objective.
A complete list of the fund’s portfolio holdings as of the month-end is posted on dws.com on or after the last day of the following month. More frequent posting of portfolio holdings information may be made from time to time on dws.com. The posted portfolio holdings information is available by fund and generally remains accessible at least until the date on which the fund files its Form N-CSR or N-Q (or, once the fund begins filing on Form N-PORT in April 2019, a Form N-CSR or publicly available Form N-PORT) with the SEC for the period that includes the date as of which the posted information is current. In addition, the fund’s top ten equity holdings and other fund information is posted on dws.com as of the calendar quarter-end on or after the 10th calendar day following quarter-end. The fund’s Statement of Additional Information includes a description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio holdings.
Who Manages and Oversees the Fund
The Investment Advisor
DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for the fund. Under the oversight of the Board, the Advisor , or a subadvisor, makes investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. Deutsche Bank AG reorganized its asset management division, Deutsche Asset Management, into a separate financial services firm, DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is now a separate, publicly-listed financial services firm that is an indirect, majority-owned subsidiary of Deutsche Bank AG. The Advisor is an indirect, wholly-owned subsidiary of DWS Group. The Advisor and its predecessors have more than 90 years of experience managing mutual funds and provide a full range of global investment advisory services to institutional and retail clients.
DWS represents the asset management activities conducted by DWS Group or any of its subsidiaries, including DIMA, other affiliated investment advisors and
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DWS Distributors, Inc. (“DDI” or the “Distributor”). DWS is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.
The Advisor may utilize the resources of its global investment platform to provide investment management services through branch offices or affiliates located outside the US. In some cases, the Advisor may also utilize its branch offices or affiliates located in the US or outside the US to perform certain services, such as trade execution, trade matching and settlement, or various administrative, back-office or other services. To the extent services are performed outside the US, such activity may be subject to both US and foreign regulation. It is possible that the jurisdiction in which the Advisor or its affiliate performs such services may impose restrictions or limitations on portfolio transactions that are different from, and in addition to, those that apply in the US.
The Advisor earns fees at varying rates for providing services to the underlying DWS funds. It may therefore have a conflict of interest in selecting the underlying DWS funds and in determining whether to invest in an unaffiliated mutual fund, ETF or a hedge fund, from which it will not receive any fees. However, the Advisor is a fiduciary to the fund and will select investments that it believes are appropriate to meet the fund's investment objective.
Management Fee. The Advisor receives a management fee from the fund. Below is the management rate paid by the fund for the most recent fiscal year, as a percentage of the fund’s average daily net assets:
Fund Name	Fee Paid
DWS Alternative Asset Allocation VIP	0.00%*, **
*	Management fee has two components: (i) a fee on assets invested in other DWS funds; and (ii) a fee on assets not invested in other DWS funds (“Other Assets”). The Advisor currently intends to invest primarily in other DWS funds. However, in the future, the fund may invest a larger portion, or all, of its assets in Other Assets. If the fund’s assets are entirely invested in Other Assets, the management fee would be 1.20% of average daily net assets. However, in such a situation, the Acquired Fund (Underlying Fund) Fees and Expenses are expected to decrease.
**	Reflects the effect of expense limitations and/or fee waivers then in effect.
The following waivers are currently in effect:
The Advisor has contractually agreed to waive its fees and/or reimburse fund expenses through April 30, 2020 to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses and acquired funds fees and expenses) at a ratio no higher than 1.15% for Class B shares. The agreement may only be terminated with the consent of the fund’s Board. Because acquired fund fees and expenses are presented as of the fund’s most recent fiscal year end, individual shareholders may experience total operating expenses higher or lower than this expense cap depending upon when shares are redeemed and the fund’s actual allocations to acquired funds.
The Advisor has voluntarily agreed to waive 0.15% of its management fee. The Advisor, at its discretion, may revise or discontinue this arrangement at any time.
A discussion regarding the basis for the Board renewal of the fund’s investment management agreement and subadvisory agreement is contained in the most recent shareholder report for the annual period ended December 31 and the semi-annual period ended June 30 (see “Shareholder reports” on the back cover).
Under a separate administrative services agreement between the fund and the Advisor, the fund pays the Advisor a fee of 0.10% of the fund’s average daily net assets for providing most of the fund's administrative services. The administrative services fee discussed above is included in the fees and expenses table under “Other expenses.”
Subadvisor for DWS Alternative Asset Allocation VIP
RREEF America L.L.C. (RREEF), an investment advisor registered with the SEC, is located at 875 N. Michigan Avenue, Chicago, Illinois 60611. RREEF is an indirect wholly owned subsidiary of DWS Group. RREEF has provided real estate investment management services to institutional investors since 1975 across a diversified portfolio of industrial properties, office buildings, residential apartments and shopping centers. RREEF has also been an investment advisor of real estate securities since 1993.
To the extent that the fund invests directly in securities, RREEF provides investment advisory and management services to the portions of DWS Alternative Asset Allocation VIP's portfolio allocated to global real estate and global infrastructure securities. RREEF makes investment decisions, buys and sells securities for the fund and conducts research that leads to purchase and sale decisions. The Advisor pays a fee to RREEF pursuant to an investment subadvisory agreement between the Advisor and RREEF.
Multi-Manager Structure. The Advisor, subject to the approval of the Board, has ultimate responsibility to oversee any subadvisor to the fund and to recommend the hiring, termination and replacement of subadvisors. The fund and the Advisor have received an order from the SEC that permits the Advisor to appoint or replace certain subadvisors, to manage all or a portion of the fund’s assets and enter into, amend or terminate a subadvisory agreement with certain subadvisors, in each case subject to the approval of the fund’s Board but without obtaining shareholder approval (“multi-manager structure”). The multi-manager structure applies to subadvisors that are not affiliated with the fund or the Advisor (“nonaffiliated
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subadvisors”), as well as subadvisors that are indirect or direct, wholly-owned subsidiaries of the Advisor or that are indirect or direct, wholly-owned subsidiaries of the same company that, indirectly or directly, wholly owns the Advisor (“wholly-owned subadvisors”). Pursuant to the SEC order, the Advisor, with the approval of the fund’s Board, has the discretion to terminate any subadvisor and allocate and reallocate the fund’s assets among any other nonaffiliated subadvisors or wholly-owned subadvisors (including terminating a nonaffiliated subadvisor and replacing it with a wholly-owned subadvisor). The fund and the Advisor are subject to the conditions imposed by the SEC order, including the condition that within 90 days of hiring a new subadvisor pursuant to the multi-manager structure, the fund will provide shareholders with an information statement containing information about the new subadvisor. The shareholders of the fund have approved the multi-manager structure described herein.
Management
DWS Alternative Asset Allocation VIP
The following Portfolio Managers are jointly and primarily responsible for the day-to-day management of the fund.
Pankaj Bhatnagar, PhD, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2013.
■	Joined DWS in 2000 with seven years of industry experience; previously, served in Quantitative Strategy roles at Nomura Securities, Credit Suisse and Salomon Brothers.
■	Head of Core Equity and Co-Head of Systematic and Quantitative Strategies: New York.
■	Degree in Civil Engineering, Indian Institute of Technology; MBA, Kent State University; PhD in Finance, University of North Carolina at Chapel Hill.
Darwei Kung, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2013.
■	Joined DWS in 2006; previously has worked as a Director, Engineering and Business Development at Calpoint LLC from 2001-2004.
■	Portfolio Manager: New York.
■	BS and MS, University of Washington, Seattle; MS and MBA, Carnegie Mellon University.
Dokyoung Lee, CFA, Director. Portfolio Manager of the fund. Began managing the fund in 2018.
■	Joined DWS in 2018 with 24 years of industry experience; previously, worked as Head of Research and Portfolio Manager in the Global Multi-Asset Group at Oppenheimer Funds, and in research and portfolio management roles at AllianceBernstein.
■	BSE, Princeton University.
The fund’s Statement of Additional Information provides additional information about a portfolio manager’s investments in the fund, a description of the portfolio management compensation structure and information regarding other accounts managed.
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Investing in the Fund
Your Investment in the Fund
The information in this section may affect anyone who selects the fund as an investment option in a variable annuity contract or variable life insurance policy that offers the fund. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The fund assumes no responsibility for such prospectuses.
For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at fundsus.dws.com/EN/resources/calculators.jsp (the Web site does not form a part of this prospectus).
Policies about transactions
The information in this prospectus applies to Class B shares of the fund. The fund offers two classes of shares. Class B shares are offered at net asset value and are subject to 12b-1 fees.
Technically, the shareholders of Deutsche DWS Variable Series II are the participating insurance companies (the “insurance companies”) that offer the fund as choices for holders of certain variable annuity contracts or variable life insurance policies (the “contract(s)”) issued or sponsored by the insurance companies. The insurance companies may pass through voting rights to the contract owners. The fund does not sell shares directly to the public. The fund sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the fund by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract. Depending on context in the prospectus, the terms “you” and “yours” refer to either a contract owner or to the insurance company that issues the contract. References to “buying,” “purchasing” or “holding” fund shares refer only to the insurance company, not the contract owner.
Please bear in mind that there are important differences between DWS retail funds available to any investor (a “Retail Fund”) and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the fund, are not sold to insurance company separate accounts to fund investments in variable insurance contracts. In addition, the investment objective, policies and strategies of the fund, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than the fund and have different expense ratios than the fund. As a result, the performance of the fund and a Retail Fund will differ.
Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the fund, orderly portfolio management could be disrupted to the potential detriment of shareholders of the fund.
The fund currently does not foresee any disadvantages to the holders of variable annuity contracts or variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in any such event.
The fund has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. This means that when an insurance company opens an account, the fund will ask for its name, address and other information that will allow the fund to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.
For certain insurance companies, the fund might request additional information (for instance, the fund would ask for documents such as the insurance company’s articles of incorporation) to help the fund verify the insurance company’s identity.
The fund will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in “good order.” Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

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The fund may reject a new account application if the insurance company doesn’t provide any required or requested identifying information, or for other reasons.
Buying and Selling Shares
The fund is open for business each day the New York Stock Exchange is open. The fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).
The fund continuously sells shares to each insurance company separate account, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed by the insurance company. The insurance company offers contract owners units in its separate accounts which correspond to shares in a fund. Each insurance company submits purchase and redemption orders to a fund based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed by the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.
Important information about buying and selling shares
■	After receiving a contract owner’s order, the insurance company buys or sells shares at the net asset value next calculated on any day the fund is open for business.
■	Unless otherwise instructed, the fund normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.
■	Redemptions will generally be in the form of cash, though the fund reserves the right to redeem in kind as described below. The fund typically expects to satisfy redemption requests by using available cash or by selling portfolio securities if available cash is not sufficient to meet redemptions. The fund may also utilize interfund lending, though such use is expected to be rare. The fund may use any of these methods of satisfying redemption requests under normal or stressed market conditions. During periods of distressed market conditions, when a significant portion of the fund’s portfolio may be comprised of less-liquid investments, the fund may be more likely to pay redemption proceeds by giving you securities.
■	The fund does not issue share certificates.
■	The fund reserves the right to reject purchases of shares for any reason.
■	The fund reserves the right to withdraw or suspend the offering of shares at any time.
■	The fund reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a fund from disposing of its portfolio securities or pricing its shares.
■	The fund may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the fund, they are deemed to be in the fund’s best interests or when the fund is requested or compelled to do so by governmental authority or by applicable law.
■	The fund may close and liquidate an account if the fund is unable to verify provided information, or for other reasons; if the fund decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the fund shares and may incur tax liability.
■	The fund may pay for shares sold by “redeeming in kind,” that is, by distributing to you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the fund generally won’t make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund’s net assets, whichever is less.
■	A purchase order from an insurance company separate account may not be accepted if the sale of fund shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the fund.
Market Timing Policies and Procedures. Short-term and excessive trading of fund shares may present risks to the fund’s long-term shareholders (as used herein, the term “shareholders” may refer to the contract owners), including potential dilution in the value of fund shares, interference with the efficient management of a fund (including losses on the sale of investments), realized gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if the fund invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have “readily available market quotations.” Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in fund valuation that arise from the nature of the securities held by the fund (e.g., “time zone arbitrage”). The fund discourages short-term
Prospectus May 1, 2019	23	Investing in the Fund

and excessive trading and has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.
The fund reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, the fund may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to the fund. The fund, through its Advisor and transfer agent, will monitor changes in investment direction (CID) by a shareholder within a fund. A CID is a transaction opposite to the prior transaction, which can be a purchase, redemption or exchange. The fund may take other trading activity into account if the fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.
Shareholders are limited to four roundtrip transactions in the same DWS fund (excluding money market funds) over a rolling 12-month period. A “roundtrip” transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same fund's shares. Shareholders with four or more roundtrip transactions in the same DWS fund within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that DWS fund for 12 months. The fund reserves the right to extend or maintain a block beyond 12-months if it deems that the shareholder's activity was harmful to the fund, or that the pattern of activity suggests a pattern of abuse. The rights of a shareholder to redeem shares of a DWS fund are not affected by the four roundtrip transaction limitation.
The fund may make exceptions to the roundtrip transaction policy for certain types of transactions if in the opinion of the Advisor, the transactions do not represent short-term or excessive trading or are not abusive or harmful to the fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the fund or administrator and transactions by certain qualified fund-of-funds.
In certain circumstances, the fund may rely upon the policy of the insurance company or other financial intermediary to deter short-term or excessive trading if the Advisor believes that the policy of such insurance company or other financial intermediary is reasonably designed to detect and deter transactions that are not in the best interests of the fund. An insurance company’s or other financial intermediary’s policy relating to short-term or excessive trading may be more or less restrictive than the DWS funds' policy, may permit certain transactions not permitted by DWS funds' policies, or prohibit transactions not subject to DWS funds' policies.
The Advisor may also accept undertakings from an insurance company or other financial intermediary to enforce short-term or excessive trading policies on behalf of the fund that provide a substantially similar level of protection for the fund against such transactions. For example, certain insurance companies may have contractual or legal restrictions, or operational constraints, that prevent them from blocking an account. In such instances, the Advisor may permit the insurance company to use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.
In addition, to the extent that the fund invests some portion of its assets in foreign securities, that fund has adopted certain fair valuation practices intended to protect the fund from “time zone arbitrage” with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the fund. (See “How the Fund Calculates Share Price.”)
There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying contract holders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. The Advisor reviews trading activity at the separate account level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the separate account level, the Advisor will contact the insurance company or other financial intermediary to request underlying contract holder activity. Depending on the amount of fund shares held in such separate account (which may represent most of the fund’s shares), short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. If short-term or excessive trading is identified, the Advisor will take appropriate action.
The fund’s market timing policies and procedures may be modified or terminated at any time.
How to receive account information
If you are a contract owner, you should contact your insurance company or the organization that provides recordkeeping services for information about your account.
Please see the contract prospectus that accompanies this prospectus for the customer service telephone number.
How to select shares
Shares in the fund are available in connection with certain variable annuity and life insurance arrangements. Each insurance company has different provisions about how and when their contract owners may select fund shares. Each insurance company is responsible for communicating its
Prospectus May 1, 2019	24	Investing in the Fund

contract owners’ instructions to the fund. Contract owners should contact their insurance company to effect transactions in connection with the fund.
Financial intermediary support payments
The Advisor, the Distributor and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries (“financial representatives”) in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares (“revenue sharing”). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the fund, any recordkeeping/sub-transfer agency/networking fees payable by the fund (generally through the Distributor or an affiliate) and/or the Distributor or Advisor to certain financial representatives for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial representatives. For example, the Advisor, the Distributor and/or their affiliates may, using their legitimate profits, compensate financial representatives for providing the fund with “shelf space” or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund “supermarket” platforms and other formal sales programs; granting the Distributor access to the financial representative’s sales force; granting the Distributor access to the financial representative’s conferences and meetings; assistance in training and educating the financial representative’s personnel; and obtaining other forms of marketing support. In addition, revenue sharing payments may consist of the Distributor’s and/or its affiliates’ payment or reimbursement of ticket charges that would otherwise be assessed by a financial representative on an investor’s fund transactions.
The level of revenue sharing payments made to financial representatives may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial representative, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial representatives or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial representatives based on, for example, the nature of the services provided by the financial representative.
The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares or the retention and/or servicing of investors to financial representatives in amounts that generally range from 0.01% up to 0.52% of assets of the fund serviced and maintained by the financial representative, 0.05% to 0.25% of sales of the fund attributable to the financial representative, a flat fee of up to $143,750, or any combination thereof. These amounts are annual figures typically paid on a quarterly basis and are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial representative’s recommendation of the fund or of any particular share class of the fund. You should review your financial representative’s compensation disclosure and/or talk to your financial representative to obtain more information on how this compensation may have influenced your financial representative’s recommendation of the fund. Additional information regarding these revenue sharing payments is included in the fund’s Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).
The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial representatives under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial representatives to retirement plans that obtain recordkeeping services from ADP, Inc. or to 403(b) plans that obtain recordkeeping services from Ascensus, Inc. on the DWS-branded retirement plan platform (the “Platform”). The level of revenue sharing payments is based upon sales of both the DWS funds and the non-DWS funds by the financial representative on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial representative on the Platform.
It is likely that broker-dealers that execute portfolio transactions for the fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates
Prospectus May 1, 2019	25	Investing in the Fund

will not use fund brokerage to pay for their obligation to provide additional compensation to financial representatives as described above.
How the Fund Calculates Share Price
To calculate net asset value per share, or NAV, the fund uses the following equation:
(	Total Assets	−	Total Liabilities	)	÷	Total Number of Shares Outstanding	=	NAV
The price at which you buy and sell shares for the fund is the NAV. To obtain the fund's most recent share price, go to dws.com (we have included our Web site address as an inactive textual reference and do not intend it to be an active link to our Web site; the Web site does not form a part of this prospectus) or call the telephone number included in this prospectus.
For the underlying mutual funds in which the fund invests, we use the NAV of the underlying mutual funds. For other securities, including ETFs, we typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security’s value or a meaningful portion of the value of the fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the fund’s value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.
It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be the fund’s use of fair value pricing. This is intended to reduce the fund’s exposure to “time zone arbitrage” and other harmful trading practices. (See “Market timing policies and procedures.”)
To the extent that the fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren’t able to buy or sell fund shares through the contract. This is because some foreign markets are open on days and at times when the fund doesn’t price the shares.
Distributions
The fund intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The fund may make additional distributions if necessary.
All distributions will be reinvested in shares of a fund unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the fund for federal income tax purposes.
Taxes
The fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and intends to meet all requirements necessary to avoid paying any federal income or excise taxes.
Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59½ may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.
In order for investors to receive the favorable federal income tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to diversify its assets such that a separate account investing in the fund will comply with these requirements with respect to the amounts invested in a fund. If a fund or separate account does not meet such requirements or if a fund were to fail to qualify as a regulated investment company for any taxable year and could not or did not cure such failure, income allocable to the contracts associated with the separate account may be taxable currently for federal income tax purposes to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure. In addition, if a fund were to fail to qualify and be eligible for treatment as a regulated investment company for any taxable year and could not or did not cure such failure, the fund would be subject to tax on its taxable income at corporate rates.
Under Treasury regulations, insurance companies holding the separate accounts may have to report to the IRS losses above a certain amount resulting from a sale or disposition of a fund’s shares.
Prospectus May 1, 2019	26	Investing in the Fund

The discussion above is generally based on the assumption that shares of a fund will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the IRS finds an impermissible level of “investor control” over the investment options underlying variable contracts), the advantageous federal income tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available. In that situation, the person or persons determined to own the fund shares will be currently taxed for federal income tax purposes on fund distributions, and on the proceeds of any redemption of fund shares.
Participating insurance companies should consult their own tax advisors as to whether distributions from a fund are subject to federal income tax if they are retained as part of policy reserves.
Fund investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments, which will reduce a fund's return on such securities.
The fund’s investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such investments. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.
The preceding is a brief summary of certain of the relevant federal income tax considerations. Because each shareholder’s and contract holder’s tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible federal, foreign, state or local taxes.
Marketing and Distribution Fees
Deutsche DWS Variable Series II has adopted a 12b-1 plan for the fund’s Class B shares. Under the plan, Deutsche DWS Variable Series II may make quarterly payments to the Distributor for distribution and shareholder servicing related expenses incurred or paid by the Distributor or a participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of 0.25% of the average daily net assets of Class B shares during that quarterly period. Depending on the participating insurance company's corporate structure and applicable state law, the distributor may remit payments to the participating insurance company's affiliated broker-dealers or other affiliated company rather than to the participating insurance company itself.
Because 12b-1 fees for Class B shares are paid out of fund assets on an ongoing basis, they will, over time, increase the cost of investment in Class B shares and may cost more than other types of sales charges.
Examples of expenses payable under the plan include the costs of printing and mailing materials (such as fund prospectuses, shareholder reports, fund advertisements and sales literature), holding seminars and sales meetings, providing customer service to policyholders and sales compensation.
Prospectus May 1, 2019	27	Investing in the Fund

Financial Highlights
The financial highlights are designed to help you understand recent financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the fund’s annual report (see “Shareholder reports” on the back cover). This information does not reflect charges and fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These charges and fees will reduce returns.

DWS Alternative Asset Allocation VIP — Class B
	Years Ended December 31,
	2018	2017	2016	2015	2014
Selected Per Share Data
Net asset value, beginning of period	$13.59	$12.96	$12.59	$13.87	$13.74
Income (loss) from investment operations:
Net investment income[a]	.62	.31	.31	.25	.31
Net realized and unrealized gain (loss)	(1.88)	.59	.31	(1.12)	.14
Total from investment operations	(1.26)	.90	.62	(.87)	.45
Less distributions from:
Net investment income	(.24)	(.27)	(.25)	(.38)	(.23)
Net realized gains	—	—	—	(.03)	(.09)
Total distributions	(.24)	(.27)	(.25)	(.41)	(.32)
Net asset value, end of period	$12.09	$13.59	$12.96	$12.59	$13.87
Total Return (%)[b,c]	(9.35)	7.01	4.99	(6.54)	3.24
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	208	157	107	88	94
Ratio of expenses before expense reductions (%)[d,e]	1.08	.93	.85	.83	.86
Ratio of expenses after expense reductions (%)[d,e]	.45	.48	.57	.62	.57
Ratio of net investment income (%)	4.85	2.31	2.45	1.84	2.22
Portfolio turnover rate (%)	32	55	51	21	28
a	Based on average shares outstanding during the period.
b	Total return would have been lower had certain expenses not been reduced.
c	Total return would have been lower if the Advisor had not reduced some Underlying DWS Funds’ expenses.
d	The Fund invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
e	Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.
Prospectus May 1, 2019	28	Financial Highlights

Appendix
Hypothetical Expense Summary
Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the fund may be higher or lower than 5% and, for money market funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.
The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund’s prospectus to consider the investment objective, risks, expenses and charges of the fund prior to investing.

DWS Alternative Asset Allocation VIP — Class B
	Maximum Sales Charge: 0.00%	Initial Hypothetical Investment: $10,000		Assumed Rate of Return: 5%
Year	Cumulative Return Before Fees & Expenses	Annual Fund Expense Ratios	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	1.15%	3.85%	$10,385.00	$117.21
2	10.25%	1.77%	7.20%	$10,720.44	$186.78
3	15.76%	1.77%	10.67%	$11,066.71	$192.82
4	21.55%	1.77%	14.24%	$11,424.16	$199.04
5	27.63%	1.77%	17.93%	$11,793.16	$205.47
6	34.01%	1.77%	21.74%	$12,174.08	$212.11
7	40.71%	1.77%	25.67%	$12,567.30	$218.96
8	47.75%	1.77%	29.73%	$12,973.23	$226.03
9	55.13%	1.77%	33.92%	$13,392.26	$233.33
10	62.89%	1.77%	38.25%	$13,824.83	$240.87
Total					$2,032.62
Additional Index Information
MSCI World Index represents large and mid-cap equity performance across 23 developed markets countries. It covers approximately 85% of the free float-adjusted market capitalization in each country.
Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities of one year or more.
Prospectus May 1, 2019	29	Appendix

To Get More Information
Shareholder reports. Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected fund performance during its last fiscal year.
Statement of Additional Information (SAI). This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it’s legally part of this prospectus).
For a free copy of any of these documents or to request other information about the fund, contact DWS at the telephone number or address listed below. SAIs and shareholder reports are also available through the DWS Web site at dws.com. These documents and other information about the fund are available from the EDGAR
Database on the SEC’s Internet site at sec.gov. If you like, you may obtain copies of this information, after paying a duplicating fee, by e-mailing a request to publicinfo@sec.gov.
Contact Information
DWS	222 South Riverside Plaza Chicago, IL 60606-5808 dws.com
(800) 728-3337
Distributor	DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
SEC File Number	Deutsche DWS Variable Series II 811-05002
(05/01/19) 2B-AAA

Prospectus
May 1, 2019
DEUTSCHE DWS VARIABLE SERIES II (formerly DEUTSCHE VARIABLE SERIES II)
Class B

DWS CROCI® U.S. VIP (formerly Deutsche CROCI® U.S. VIP)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission (SEC), you may not be receiving paper copies of the fund’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from your insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a Web site, and your insurance company will notify you by mail each time a report is posted and provide you with a Web site link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your insurance company electronically by following the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. If your insurance company informs you that future reports will be delivered via Web access, you can inform your insurance company that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by your insurance company.
This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.
The SEC does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

DWS CROCI® U.S.VIP
(formerly Deutsche CROCI® U.S.VIP)
Investment Objective
The fund seeks to achieve a high rate of total return.
Fees and Expenses of the Fund
This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.
SHAREHOLDER FEES
(paid directly from your investment)	None
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)
Management fee	0.65
Distribution/service (12b-1) fees	0.25
Other expenses	0.26
Total annual fund operating expenses	1.16
Fee waiver/expense reimbursement	0.14
Total annual fund operating expenses after fee waiver/expense reimbursement	1.02
The Advisor has contractually agreed through April 30, 2020 to waive its fees and/or reimburse certain operating expenses of the fund to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses and acquired funds fees and expenses) at a ratio no higher than 1.02% for Class B shares. The agreement may only be terminated with the consent of the fund’s Board.
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The
Example also assumes that your investment has a 5% return each year and that the fund's operating expenses (including one year of capped expenses in each period) remain the same. This example does not reflect any fees or sales charges imposed by a variable contract for which the fund is an investment option. If they were included, your costs would be higher.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$104	$355	$625	$1,397
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 100% of the average value of its portfolio.
Principal Investment Strategy
Main investments. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks issued by US companies. Companies are selected for the fund’s portfolio using the Cash Return on Capital Invested (CROCI®) strategy as the primary factor, among other factors. Portfolio management will select stocks from among the largest US companies which are under CROCI® coverage at any given time (while the number of companies under CROCI® coverage will vary, as of December 31, 2018, approximately 374 companies were under CROCI® coverage). Approximately 40 companies are identified from the selection universe for investment, though, at times, the number of stocks held may be higher

Prospectus May 1, 2019	1	DWS CROCI® U.S.VIP

or lower than 40 stocks at the discretion of portfolio management or as a result of corporate actions, mergers or other events.
Companies are selected from the following economic sectors classified in accordance with the Global Industry Classification Standard (GICS): Consumer Discretionary, Consumer Staples, Energy, Financials, Health Care, Information Technology, Industrials, Materials, Communication Services and Utilities.
Management process. Portfolio management selects stocks of companies that it believes offer economic value, utilizing the CROCI® strategy as the primary factor, among other factors. The CROCI® strategy is an investment process based on a proprietary valuation technique that attempts to understand the value of a company by converting financial statement data into a set of economic inputs that are used to calculate a valuation metric called the CROCI® Economic Price Earnings Ratio which is comparable across markets, sectors and stocks. The CROCI® Economic Price Earnings Ratio seeks to measure the “real” economic value rather than the “accounting” value of a company’s invested capital, and the economic returns thereof. Portfolio management believes that, over time, companies with more favorable financial metrics, including CROCI® Economic Price Earnings Ratios, will outperform other companies.
In selecting stocks, portfolio management measures economic value using the CROCI® Economic Price Earnings Ratio and may adjust this by factors such as stock price volatility, as determined by the CROCI® Investment Strategy and Valuation Group. The CROCI® Investment Strategy and Valuation Group may provide other CROCI® valuation metrics which portfolio management may use in addition to the CROCI® Economic Price Earnings Ratio. All CROCI® financial metrics may be adjusted from time to time. Portfolio management may also use factors other than the CROCI® strategy in selecting investments.
The fund’s portfolio is reviewed periodically and adjusted in accordance with the CROCI® strategy’s rules. Portfolio management actively manages portfolio changes in an attempt to reduce market impact and transaction costs and to manage the portfolio with tax efficiency in mind.
The CROCI® strategy is supplied by the CROCI® Investment Strategy and Valuation Group, a unit within DWS Group, through a licensing arrangement with the fund’s Advisor.
CROCI® Investment Process. The CROCI® Investment Process is based on the belief that the data used in traditional valuations (i.e., accounting data) does not accurately appraise assets, reflect all liabilities or represent the real value of a company. This is because the accounting rules are not always designed specifically for investors and often utilize widely differing standards which can make measuring the real asset value of companies difficult. The CROCI® Investment Process seeks to generate data that will enable valuation comparisons on a consistent basis, resulting in what portfolio management believes is an effective and efficient sector and stock selection process targeting investment in real value.
Securities lending. The fund may lend securities (up to one-third of total assets) to approved institutions, such as registered broker-dealers, banks and pooled investment vehicles.
Active Trading. The fund may trade actively and this may lead to high portfolio turnover.
Main Risks
There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. Further, geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes and related geopolitical events have led, and in the future may lead, to increased short-term market volatility, which may disrupt securities markets and have adverse long-term effects on US and world economies and markets. To the extent the fund invests in a particular capitalization or sector, the fund’s performance may be affected by the general performance of that particular capitalization or sector.
CROCI® risk. The fund is managed using the CROCI® Investment Process which is based on portfolio management’s belief that, over time, stocks which display more favorable financial metrics (for example, the CROCI® Economic P/E Ratio) as generated by this process may outperform stocks which display less favorable metrics. This premise may not prove to be correct and prospective investors should evaluate this assumption prior to investing in the fund.
Prospectus May 1, 2019	2	DWS CROCI® U.S.VIP

The calculation of financial metrics used by the fund (such as, among others, the CROCI® Economic P/E Ratio) are determined by the CROCI® Investment Strategy and Valuation Group using publicly available information. This publicly available information is adjusted based on assumptions made by the CROCI® Investment Strategy and Valuation Group that, subsequently, may not prove to have been correct. As financial metrics are calculated using historical information, there can be no guarantee of the future performance of the CROCI® strategy. The measures utilized by portfolio management to attempt to reduce portfolio turnover, market impact and transaction costs could affect performance. In addition, certain regulatory restrictions (e.g., limits on percentage of assets invested in a single industry) could constrain the fund’s ability to invest in some stocks that may have the most attractive financial metrics as determined by the CROCI® Investment Process.
Value investing risk. As a category, value stocks may underperform growth stocks (and the stock market as a whole) over any period of time. In addition, value stocks selected for investment by portfolio management may not perform as anticipated.
Security selection risk. The securities in the fund’s portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment and/or the fund may sell certain investments at a price or time that is not advantageous in order to meet redemption requests or other cash needs. Unusual market conditions, such as an unusually high volume of redemptions or other similar conditions could increase liquidity risk for the fund.
Pricing risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.
Securities lending risk. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.
Operational and technology risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations.
Active trading risk. Active securities trading could raise transaction costs (thus lowering returns).
Past Performance
How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends and distributions were reinvested. For more recent performance figures, go to dws.com (the Web site does not form a part of this prospectus) or call the telephone number included in this prospectus. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.
Prior to May 1, 2017, the fund operated with a different investment strategy. Prior to October 3, 2016, the fund had a different investment management team that operated with a different investment strategy. Performance would have been different if the fund's current strategy described above had been in effect.
CALENDAR YEAR TOTAL RETURNS  (%) (Class B)

	Returns	Period ending
Best Quarter	15.82%	June 30, 2009
Worst Quarter	-14.74%	September 30, 2011
Year-to-Date	12.67%	March 31, 2019
Prospectus May 1, 2019	3	DWS CROCI® U.S.VIP

Average Annual Total Returns
(For periods ended 12/31/2018 expressed as a %)
	Class Inception	1 Year	5 Years	10 Years
Class B before tax	7/1/2002	-10.71	1.33	7.70
S&P 500 Index (reflects no deduction for fees, expenses or taxes)		-4.38	8.49	13.12
Management
Investment Advisor
DWS Investment Management Americas, Inc.
Portfolio Manager(s)
Di Kumble, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2016.
John Moody, Vice President. Portfolio Manager of the fund. Began managing the fund in 2016.
Purchase and Sale of Fund Shares
The fund is intended for use in a variable insurance product. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.
Tax Information
The fund normally distributes its net investment income and realized capital gains, if any, to its shareholders, the separate accounts of participating insurance companies. These distributions may not be taxable to the holders of variable annuity contracts and variable life insurance policies. For information concerning the federal income tax consequences for the holders of such contracts or policies, holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.
Payments to Financial Intermediaries
If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund, the Advisor, and/or the Advisor’s affiliates, may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's Web site for more information.
Prospectus May 1, 2019	4	DWS CROCI® U.S.VIP

Fund Details
Additional Information About Fund Strategies and Risks
DWS CROCI® U.S. VIP
Investment Objective
The fund seeks to achieve a high rate of total return.
Principal Investment Strategy
Main investments. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks issued by US companies. Companies are selected for the fund’s portfolio using the Cash Return on Capital Invested (CROCI®) strategy as the primary factor, among other factors. Portfolio management will select stocks from among the largest US companies which are under CROCI® coverage at any given time (while the number of companies under CROCI® coverage will vary, as of December 31, 2018, approximately 374 companies were under CROCI® coverage). Approximately 40 companies are identified from the selection universe for investment, though, at times, the number of stocks held may be higher or lower than 40 stocks at the discretion of portfolio management or as a result of corporate actions, mergers or other events.
Companies are selected from the following economic sectors classified in accordance with the Global Industry Classification Standard (GICS): Consumer Discretionary, Consumer Staples, Energy, Financials, Health Care, Information Technology, Industrials, Materials, Communication Services and Utilities.
Management process. Portfolio management selects stocks of companies that it believes offer economic value, utilizing the CROCI® strategy as the primary factor, among other factors. The CROCI® strategy is an investment process based on a proprietary valuation technique that attempts to understand the value of a company by converting financial statement data into a set of economic inputs that are used to calculate a valuation metric called the CROCI® Economic Price Earnings Ratio which is comparable across markets, sectors and stocks. The CROCI® Economic Price Earnings Ratio seeks to measure the “real” economic value rather than the “accounting”
value of a company’s invested capital, and the economic returns thereof. Portfolio management believes that, over time, companies with more favorable financial metrics, including CROCI® Economic Price Earnings Ratios, will outperform other companies.
In selecting stocks, portfolio management measures economic value using the CROCI® Economic Price Earnings Ratio and may adjust this by factors such as stock price volatility, as determined by the CROCI® Investment Strategy and Valuation Group. The CROCI® Investment Strategy and Valuation Group may provide other CROCI® valuation metrics which portfolio management may use in addition to the CROCI® Economic Price Earnings Ratio. All CROCI® financial metrics may be adjusted from time to time. Portfolio management may also use factors other than the CROCI® strategy in selecting investments.
The fund’s portfolio is reviewed periodically and adjusted in accordance with the CROCI® strategy’s rules. Portfolio management actively manages portfolio changes in an attempt to reduce market impact and transaction costs and to manage the portfolio with tax efficiency in mind.
The CROCI® strategy is supplied by the CROCI® Investment Strategy and Valuation Group, a unit within DWS Group, through a licensing arrangement with the fund’s Advisor.
CROCI® Investment Process. The CROCI® Investment Process is based on the belief that the data used in traditional valuations (i.e., accounting data) does not accurately appraise assets, reflect all liabilities or represent the real value of a company. This is because the accounting rules are not always designed specifically for investors and often utilize widely differing standards which can make measuring the real asset value of companies difficult. The CROCI® Investment Process seeks to generate data that will enable valuation comparisons on a consistent basis, resulting in what portfolio management believes is an effective and efficient sector and stock selection process targeting investment in real value.
Securities lending. The fund may lend securities (up to one-third of total assets) to approved institutions, such as registered broker-dealers, banks and pooled investment vehicles.

Prospectus May 1, 2019	5	Fund Details

Active Trading. The fund may trade actively and this may lead to high portfolio turnover.
Other Investment Strategies
Derivatives. The fund may use various types of derivatives (a contract whose value is based on, for example, indices, currencies or securities) (i) for hedging purposes; (ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.
Main Risks
There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. Further, geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes and related geopolitical events have led, and in the future may lead, to increased short-term market volatility, which may disrupt securities markets and have adverse long-term effects on US and world economies and markets. To the extent the fund invests in a particular capitalization or sector, the fund’s performance may be affected by the general performance of that particular capitalization or sector.
CROCI® risk. The fund is managed using the CROCI® Investment Process which is based on portfolio management’s belief that, over time, stocks which display more favorable financial metrics (for example, the CROCI® Economic P/E Ratio) as generated by this process may outperform stocks which display less favorable metrics. This premise may not prove to be correct and prospective investors should evaluate this assumption prior to investing in the fund.
The calculation of financial metrics used by the fund (such as, among others, the CROCI® Economic P/E Ratio) are determined by the CROCI® Investment Strategy and Valuation Group using publicly available information. This publicly available information is adjusted based on assumptions made by the CROCI® Investment Strategy and Valuation Group that, subsequently, may not prove to have been correct. As financial metrics are calculated using historical information, there can be no guarantee of the future performance of the CROCI® strategy. The measures utilized by portfolio management to attempt to reduce portfolio turnover, market impact and transaction costs could affect performance. In addition, certain regulatory restrictions (e.g., limits on percentage of assets invested in a single industry) could constrain the fund’s ability to invest in some stocks that may have the most attractive financial metrics as determined by the CROCI® Investment Process.
Value investing risk. As a category, value stocks may underperform growth stocks (and the stock market as a whole) over any period of time. In addition, value stocks selected for investment by portfolio management may not perform as anticipated.
Security selection risk. The securities in the fund’s portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment and/or the fund may sell certain investments at a price or time that is not advantageous in order to meet redemption requests or other cash needs. Unusual market conditions, such as an unusually high volume of redemptions or other similar conditions could increase liquidity risk for the fund.
This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally
Prospectus May 1, 2019	6	Fund Details

liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced). This may affect only certain securities or an overall securities market.
Pricing risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.
Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may prevent the fund from being able to realize full value and thus sell a security for its full valuation. This could cause a material decline in the fund’s net asset value.
Securities lending risk. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.
Derivatives risk. Risks associated with derivatives may include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.
There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.
Operational and technology risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations.
Cyber-attacks may include unauthorized attempts by third parties to improperly access, modify, disrupt the operations of, or prevent access to the systems of the fund’s service providers or counterparties, issuers of securities held by the fund or other market participants or data within them. In addition, power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
Cyber-attacks, disruptions, or failures may adversely affect the fund and its shareholders or cause reputational damage and subject the fund to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. For example, the fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value, and impede trading). In addition, cyber-attacks, disruptions, or failures involving a fund counterparty could affect such counterparty’s ability to meet its obligations to the fund, which may result in losses to the fund and its shareholders. Similar types of operational and technology risks are also present for issuers of securities held by the fund, which could have material adverse consequences for such issuers, and may cause the fund’s investments to lose value. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments.
While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions, or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund, or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will address the possibility of and fallout from cyber-attacks, disruptions, or failures. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, fund counterparties, issuers of securities held by the fund, or other market participants.
Active trading risk. Active securities trading could raise transaction costs (thus lowering returns).
Other Policies and Risks
While the previous pages describe the main points of the fund’s strategy and risks, there are a few other matters to know about:
Prospectus May 1, 2019	7	Fund Details

■	Although major changes tend to be infrequent, the fund’s Board could change the fund's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days notice prior to making any changes to the fund's 80% investment policy as described herein.
■	When, in the Advisor's opinion, it is advisable to adopt a temporary defensive position because of unusual and adverse or other market conditions, up to 100% of the fund's assets may be held in cash or invested in money market securities or other short-term investments. Short-term investments consist of (1) foreign and domestic obligations of sovereign governments and their agencies and instrumentalities, authorities and political subdivisions; (2) other short-term rated debt securities or, if unrated, determined to be of comparable quality in the opinion of the Advisor; (3) commercial paper; (4) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (5) repurchase agreements. Short-term investments may also include shares of money market mutual funds. To the extent the fund invests in such instruments, the fund will not be pursuing its investment objective. However, portfolio management may choose to not use these strategies for various reasons, even in volatile market conditions.
■	Portfolio management measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, its own judgment. All securities must meet the credit quality standards applied by portfolio management at the time they are purchased. If a security’s credit quality changes, portfolio management will decide what to do with the security, based on its assessment of what would most benefit the fund.
■	From time to time, the fund may have a concentration of shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the fund.
■	Your fund assets may be at risk of being transferred to the appropriate state if you fail to maintain a valid address and/or if certain activity does not occur in your account within the time specified by state abandoned property law. Contact your financial representative or the transfer agent for additional information.
For More Information
This prospectus doesn’t tell you about every policy or risk of investing in the fund. If you want more information on the fund’s allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).
Keep in mind that there is no assurance that the fund will achieve its investment objective.
A complete list of the fund’s portfolio holdings as of the month-end is posted on dws.com on or after the last day of the following month. More frequent posting of portfolio holdings information may be made from time to time on dws.com. The posted portfolio holdings information is available by fund and generally remains accessible at least until the date on which the fund files its Form N-CSR or N-Q (or, once the fund begins filing on Form N-PORT in April 2019, a Form N-CSR or publicly available Form N-PORT) with the SEC for the period that includes the date as of which the posted information is current. In addition, the fund’s top ten equity holdings and other fund information is posted on dws.com as of the calendar quarter-end on or after the 10th calendar day following quarter-end. The fund’s Statement of Additional Information includes a description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio holdings.
Who Manages and Oversees the Fund
The Investment Advisor
DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for the fund. Under the oversight of the Board, the Advisor , or the subadvisor makes investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. Deutsche Bank AG reorganized its asset management division, Deutsche Asset Management, into a separate financial services firm, DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is now a separate, publicly-listed financial services firm that is an indirect, majority-owned subsidiary of Deutsche Bank AG. The Advisor is an indirect, wholly-owned subsidiary of DWS Group. The Advisor and its predecessors have more than 90 years of experience managing mutual funds and provide a full range of global investment advisory services to institutional and retail clients.
DWS represents the asset management activities conducted by DWS Group or any of its subsidiaries, including DIMA, other affiliated investment advisors and DWS Distributors, Inc. (“DDI” or the “Distributor”). DWS is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.
The Advisor may utilize the resources of its global investment platform to provide investment management services through branch offices or affiliates located outside the US. In some cases, the Advisor may also utilize its branch offices or affiliates located in the US or outside the US to perform certain services, such as trade execution, trade matching and settlement, or various administrative, back-office or other services. To the extent services are
Prospectus May 1, 2019	8	Fund Details

performed outside the US, such activity may be subject to both US and foreign regulation. It is possible that the jurisdiction in which the Advisor or its affiliate performs such services may impose restrictions or limitations on portfolio transactions that are different from, and in addition to, those that apply in the US.
Management Fee. The Advisor receives a management fee from the fund. Below is the management rate paid by the fund for the most recent fiscal year, as a percentage of the fund’s average daily net assets:
Fund Name	Fee Paid
DWS CROCI® U.S. VIP	0.53%**
**	Reflects the effects of expense limitations and/or fee waivers then in effect.
The following waiver is currently in effect:
The Advisor has contractually agreed through April 30, 2020 to waive its fees and/or reimburse certain operating expenses of the fund to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses and acquired funds fees and expenses) at a ratio no higher than 1.02% for Class B shares. The agreement may only be terminated with the consent of the fund’s Board.
A discussion regarding the basis for the Board renewal of the fund’s investment management agreement and subadvisory agreement is contained in the most recent shareholder report for the annual period ended December 31 and the semi-annual period ended June 30 (see “Shareholder reports” on the back cover).
Under a separate administrative services agreement between the fund and the Advisor, the fund pays the Advisor a fee of 0.10% of the fund’s average daily net assets for providing most of the fund's administrative services. The administrative services fee discussed above is included in the fees and expenses table under “Other expenses.”
Multi-Manager Structure. The Advisor, subject to the approval of the Board, has ultimate responsibility to oversee any subadvisor to the fund and to recommend the hiring, termination and replacement of subadvisors. The fund and the Advisor have received an order from the SEC that permits the Advisor to appoint or replace certain subadvisors, to manage all or a portion of the fund’s assets and enter into, amend or terminate a subadvisory agreement with certain subadvisors, in each case subject to the approval of the fund’s Board but without obtaining shareholder approval (“multi-manager structure”). The multi-manager structure applies to subadvisors that are not affiliated with the fund or the Advisor (“nonaffiliated subadvisors”), as well as subadvisors that are indirect or direct, wholly-owned subsidiaries of the Advisor or that are indirect or direct, wholly-owned subsidiaries of the same company that, indirectly or directly, wholly owns the
Advisor (“wholly-owned subadvisors”). Pursuant to the SEC order, the Advisor, with the approval of the fund’s Board, has the discretion to terminate any subadvisor and allocate and reallocate the fund’s assets among any other nonaffiliated subadvisors or wholly-owned subadvisors (including terminating a nonaffiliated subadvisor and replacing it with a wholly-owned subadvisor). The fund and the Advisor are subject to the conditions imposed by the SEC order, including the condition that within 90 days of hiring a new subadvisor pursuant to the multi-manager structure, the fund will provide shareholders with an information statement containing information about the new subadvisor. The shareholders of the fund have approved the multi-manager structure described herein.
Management
DWS CROCI® U.S. VIP
The following Portfolio Managers are jointly and primarily responsible for the day-to-day management of the fund.
Di Kumble, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2016.
■	Joined DWS in 2003 with seven years of industry experience. Prior to joining, she served as a Portfolio Manager at Graham Capital Management. Previously, she worked as a Quantitative Strategist at ITG Inc. and Morgan Stanley.
■	Senior Portfolio Manager, Head of Tax Managed Equities: New York.
■	BS, Beijing University; PhD in Chemistry, Princeton University.
John Moody, Vice President. Portfolio Manager of the fund. Began managing the fund in 2016.
■	Joined DWS in 1998. Prior to his current role, served as a Business Manager for Active Equity. Previously, he was a Portfolio Analyst for EAFE, Global and Technology Funds and an Investment Accountant for International Funds. He began his career as a Client Service Associate for the International Institutional Equity Group.
■	Portfolio Analyst: New York.
■	BS in Business Management, Fairfield University.
The fund’s Statement of Additional Information provides additional information about a portfolio manager’s investments in the fund, a description of the portfolio management compensation structure and information regarding other accounts managed.
Prospectus May 1, 2019	9	Fund Details

Investing in the Fund
Your Investment in the Fund
The information in this section may affect anyone who selects the fund as an investment option in a variable annuity contract or variable life insurance policy that offers the fund. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The fund assumes no responsibility for such prospectuses.
For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at fundsus.dws.com/EN/resources/calculators.jsp (the Web site does not form a part of this prospectus).
Policies about transactions
The information in this prospectus applies to Class B shares of the fund. The fund offers two classes of shares. Class B shares are offered at net asset value and are subject to 12b-1 fees.
Technically, the shareholders of Deutsche DWS Variable Series II are the participating insurance companies (the “insurance companies”) that offer the fund as choices for holders of certain variable annuity contracts or variable life insurance policies (the “contract(s)”) issued or sponsored by the insurance companies. The insurance companies may pass through voting rights to the contract owners. The fund does not sell shares directly to the public. The fund sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the fund by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract. Depending on context in the prospectus, the terms “you” and “yours” refer to either a contract owner or to the insurance company that issues the contract. References to “buying,” “purchasing” or “holding” fund shares refer only to the insurance company, not the contract owner.
Please bear in mind that there are important differences between DWS retail funds available to any investor (a “Retail Fund”) and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the fund, are not sold to insurance company separate accounts to fund investments in variable insurance contracts. In addition, the investment objective, policies and strategies of the fund, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than the fund and have different expense ratios than the fund. As a result, the performance of the fund and a Retail Fund will differ.
Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the fund, orderly portfolio management could be disrupted to the potential detriment of shareholders of the fund.
The fund currently does not foresee any disadvantages to the holders of variable annuity contracts or variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in any such event.
The fund has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. This means that when an insurance company opens an account, the fund will ask for its name, address and other information that will allow the fund to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.
For certain insurance companies, the fund might request additional information (for instance, the fund would ask for documents such as the insurance company’s articles of incorporation) to help the fund verify the insurance company’s identity.
The fund will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in “good order.” Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

Prospectus May 1, 2019	10	Investing in the Fund

The fund may reject a new account application if the insurance company doesn’t provide any required or requested identifying information, or for other reasons.
Buying and Selling Shares
The fund is open for business each day the New York Stock Exchange is open. The fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).
The fund continuously sells shares to each insurance company separate account, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed by the insurance company. The insurance company offers contract owners units in its separate accounts which correspond to shares in a fund. Each insurance company submits purchase and redemption orders to a fund based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed by the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.
Important information about buying and selling shares
■	After receiving a contract owner’s order, the insurance company buys or sells shares at the net asset value next calculated on any day the fund is open for business.
■	Unless otherwise instructed, the fund normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.
■	Redemptions will generally be in the form of cash, though the fund reserves the right to redeem in kind as described below. The fund typically expects to satisfy redemption requests by using available cash or by selling portfolio securities if available cash is not sufficient to meet redemptions. The fund may utilize an existing line of credit for temporary coverage in the event of a cash shortfall. The fund may also utilize interfund lending, though such use is expected to be rare. The fund may use any of these methods of satisfying redemption requests under normal or stressed market conditions. During periods of distressed market conditions, when a significant portion of the fund’s portfolio may be comprised of less-liquid investments, the fund may be more likely to pay redemption proceeds by giving you securities.
■	The fund does not issue share certificates.
■	The fund reserves the right to reject purchases of shares for any reason.
■	The fund reserves the right to withdraw or suspend the offering of shares at any time.
■	The fund reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a fund from disposing of its portfolio securities or pricing its shares.
■	The fund may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the fund, they are deemed to be in the fund’s best interests or when the fund is requested or compelled to do so by governmental authority or by applicable law.
■	The fund may close and liquidate an account if the fund is unable to verify provided information, or for other reasons; if the fund decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the fund shares and may incur tax liability.
■	The fund may pay for shares sold by “redeeming in kind,” that is, by distributing to you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the fund generally won’t make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund’s net assets, whichever is less.
■	A purchase order from an insurance company separate account may not be accepted if the sale of fund shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the fund.
Market Timing Policies and Procedures. Short-term and excessive trading of fund shares may present risks to the fund’s long-term shareholders (as used herein, the term “shareholders” may refer to the contract owners), including potential dilution in the value of fund shares, interference with the efficient management of a fund (including losses on the sale of investments), realized gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if the fund invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have “readily available market quotations.” Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in fund valuation that arise
Prospectus May 1, 2019	11	Investing in the Fund

from the nature of the securities held by the fund (e.g., “time zone arbitrage”). The fund discourages short-term and excessive trading and has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.
The fund reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, the fund may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to the fund. The fund, through its Advisor and transfer agent, will monitor changes in investment direction (CID) by a shareholder within a fund. A CID is a transaction opposite to the prior transaction, which can be a purchase, redemption or exchange. The fund may take other trading activity into account if the fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.
Shareholders are limited to four roundtrip transactions in the same DWS fund (excluding money market funds) over a rolling 12-month period. A “roundtrip” transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same fund's shares. Shareholders with four or more roundtrip transactions in the same DWS fund within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that DWS fund for 12 months. The fund reserves the right to extend or maintain a block beyond 12-months if it deems that the shareholder's activity was harmful to the fund, or that the pattern of activity suggests a pattern of abuse. The rights of a shareholder to redeem shares of a DWS fund are not affected by the four roundtrip transaction limitation.
The fund may make exceptions to the roundtrip transaction policy for certain types of transactions if in the opinion of the Advisor, the transactions do not represent short-term or excessive trading or are not abusive or harmful to the fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the fund or administrator and transactions by certain qualified fund-of-funds.
In certain circumstances, the fund may rely upon the policy of the insurance company or other financial intermediary to deter short-term or excessive trading if the Advisor believes that the policy of such insurance company or other financial intermediary is reasonably designed to detect and deter transactions that are not in the best interests of the fund. An insurance company’s or other financial intermediary’s policy relating to short-term or excessive trading may be more or less restrictive than the DWS funds' policy, may permit certain transactions not permitted by DWS funds' policies, or prohibit transactions not subject to DWS funds' policies.
The Advisor may also accept undertakings from an insurance company or other financial intermediary to enforce short-term or excessive trading policies on behalf of the fund that provide a substantially similar level of protection for the fund against such transactions. For example, certain insurance companies may have contractual or legal restrictions, or operational constraints, that prevent them from blocking an account. In such instances, the Advisor may permit the insurance company to use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.
In addition, to the extent that the fund invests some portion of its assets in foreign securities, that fund has adopted certain fair valuation practices intended to protect the fund from “time zone arbitrage” with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the fund. (See “How the Fund Calculates Share Price.”)
There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying contract holders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. The Advisor reviews trading activity at the separate account level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the separate account level, the Advisor will contact the insurance company or other financial intermediary to request underlying contract holder activity. Depending on the amount of fund shares held in such separate account (which may represent most of the fund’s shares), short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. If short-term or excessive trading is identified, the Advisor will take appropriate action.
The fund’s market timing policies and procedures may be modified or terminated at any time.
How to receive account information
If you are a contract owner, you should contact your insurance company or the organization that provides recordkeeping services for information about your account.
Please see the contract prospectus that accompanies this prospectus for the customer service telephone number.
How to select shares
Shares in the fund are available in connection with certain variable annuity and life insurance arrangements. Each insurance company has different provisions about how and
Prospectus May 1, 2019	12	Investing in the Fund

when their contract owners may select fund shares. Each insurance company is responsible for communicating its contract owners’ instructions to the fund. Contract owners should contact their insurance company to effect transactions in connection with the fund.
Financial intermediary support payments
The Advisor, the Distributor and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries (“financial representatives”) in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares (“revenue sharing”). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the fund, any recordkeeping/sub-transfer agency/networking fees payable by the fund (generally through the Distributor or an affiliate) and/or the Distributor or Advisor to certain financial representatives for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial representatives. For example, the Advisor, the Distributor and/or their affiliates may, using their legitimate profits, compensate financial representatives for providing the fund with “shelf space” or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund “supermarket” platforms and other formal sales programs; granting the Distributor access to the financial representative’s sales force; granting the Distributor access to the financial representative’s conferences and meetings; assistance in training and educating the financial representative’s personnel; and obtaining other forms of marketing support. In addition, revenue sharing payments may consist of the Distributor’s and/or its affiliates’ payment or reimbursement of ticket charges that would otherwise be assessed by a financial representative on an investor’s fund transactions.
The level of revenue sharing payments made to financial representatives may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial representative, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial representatives or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial representatives based on, for example, the nature of the services provided by the financial representative.
The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares or the retention and/or servicing of investors to financial representatives in amounts that generally range from 0.01% up to 0.52% of assets of the fund serviced and maintained by the financial representative, 0.05% to 0.25% of sales of the fund attributable to the financial representative, a flat fee of up to $143,750, or any combination thereof. These amounts are annual figures typically paid on a quarterly basis and are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial representative’s recommendation of the fund or of any particular share class of the fund. You should review your financial representative’s compensation disclosure and/or talk to your financial representative to obtain more information on how this compensation may have influenced your financial representative’s recommendation of the fund. Additional information regarding these revenue sharing payments is included in the fund’s Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).
The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial representatives under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial representatives to retirement plans that obtain recordkeeping services from ADP, Inc. or to 403(b) plans that obtain recordkeeping services from Ascensus, Inc. on the DWS-branded retirement plan platform (the “Platform”). The level of revenue sharing payments is based upon sales of both the DWS funds and the non-DWS funds by the financial representative on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial representative on the Platform.
It is likely that broker-dealers that execute portfolio transactions for the fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates
Prospectus May 1, 2019	13	Investing in the Fund

will not use fund brokerage to pay for their obligation to provide additional compensation to financial representatives as described above.
How the Fund Calculates Share Price
To calculate net asset value per share, or NAV, the fund uses the following equation:
(	Total Assets	−	Total Liabilities	)	÷	Total Number of Shares Outstanding	=	NAV
The price at which you buy and sell shares for the fund is the NAV. To obtain the fund's most recent share price, go to dws.com (we have included our Web site address as an inactive textual reference and do not intend it to be an active link to our Web site; the Web site does not form a part of this prospectus) or call the telephone number included in this prospectus.
We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security’s value or a meaningful portion of the value of the fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the fund’s value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.
It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be the fund’s use of fair value pricing. This is intended to reduce the fund’s exposure to “time zone arbitrage” and other harmful trading practices. (See “Market timing policies and procedures.”)
To the extent that the fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren’t able to buy or sell fund shares through the contract. This is because some foreign markets are open on days and at times when the fund doesn’t price the shares.
Distributions
The fund intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The fund may make additional distributions if necessary.
All distributions will be reinvested in shares of a fund unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the fund for federal income tax purposes.
Taxes
The fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and intends to meet all requirements necessary to avoid paying any federal income or excise taxes.
Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59½ may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.
In order for investors to receive the favorable federal income tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to diversify its assets such that a separate account investing in the fund will comply with these requirements with respect to the amounts invested in a fund. If a fund or separate account does not meet such requirements or if a fund were to fail to qualify as a regulated investment company for any taxable year and could not or did not cure such failure, income allocable to the contracts associated with the separate account may be taxable currently for federal income tax purposes to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure. In addition, if a fund were to fail to qualify and be eligible for treatment as a regulated investment company for any taxable year and could not or did not cure such failure, the fund would be subject to tax on its taxable income at corporate rates.
Under Treasury regulations, insurance companies holding the separate accounts may have to report to the IRS losses above a certain amount resulting from a sale or disposition of a fund’s shares.
The discussion above is generally based on the assumption that shares of a fund will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the IRS finds an impermissible level of “investor control” over the investment options underlying variable contracts), the advantageous federal
Prospectus May 1, 2019	14	Investing in the Fund

income tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available. In that situation, the person or persons determined to own the fund shares will be currently taxed for federal income tax purposes on fund distributions, and on the proceeds of any redemption of fund shares.
Participating insurance companies should consult their own tax advisors as to whether distributions from a fund are subject to federal income tax if they are retained as part of policy reserves.
Fund investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments, which will reduce a fund's return on such securities.
The fund’s investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such investments. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.
The preceding is a brief summary of certain of the relevant federal income tax considerations. Because each shareholder’s and contract holder’s tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible federal, foreign, state or local taxes.
Marketing and Distribution Fees
Deutsche DWS Variable Series II has adopted a 12b-1 plan for the fund’s Class B shares. Under the plan, Deutsche DWS Variable Series II may make quarterly payments to the Distributor for distribution and shareholder servicing related expenses incurred or paid by the Distributor or a participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of 0.25% of the average daily net assets of Class B shares during that quarterly period. Depending on the participating insurance company's corporate structure and applicable state law, the distributor may remit payments to the participating insurance company's affiliated broker-dealers or other affiliated company rather than to the participating insurance company itself.
Because 12b-1 fees for Class B shares are paid out of fund assets on an ongoing basis, they will, over time, increase the cost of investment in Class B shares and may cost more than other types of sales charges.
Examples of expenses payable under the plan include the costs of printing and mailing materials (such as fund prospectuses, shareholder reports, fund advertisements and sales literature), holding seminars and sales meetings, providing customer service to policyholders and sales compensation.
Prospectus May 1, 2019	15	Investing in the Fund

Financial Highlights
The financial highlights are designed to help you understand recent financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the fund’s annual report (see “Shareholder reports” on the back cover). This information does not reflect charges and fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These charges and fees will reduce returns.

Prior to May 1, 2017, the fund operated with a different investment strategy. Prior to October 3, 2016, the fund had a different investment management team that operated with a different investment strategy. Performance would have been different if the fund's current strategy described above had been in effect.
DWS CROCI® U.S. VIP — Class B
	Years Ended December 31,
	2018	2017	2016	2015	2014
Selected Per Share Data
Net asset value, beginning of period	$16.67	$13.78	$15.31	$17.40	$15.99
Income (loss) from investment operations:
Net investment income (loss)[a]	.24	.20	.19	.06	.18
Net realized and unrealized gain (loss)	(1.88)	2.87	(.92)	(1.21)	1.46
Total from investment operations	(1.64)	3.07	(.73)	(1.15)	1.64
Less distributions from:
Net investment income	(.36)	(.18)	(.10)	(.19)	(.23)
Net realized gains on investment transactions	(1.17)	—	(.70)	(.75)	—
Total distributions	(1.53)	(.18)	(.80)	(.94)	(.23)
Net asset value, end of period	$13.50	$16.67	$13.78	$15.31	$17.40
Total Return (%)[b]	(10.71)	22.45[c]	(4.62)	(7.16)	10.36
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	4	4	4	5
Ratio of expenses before expense reductions (%)[d]	1.16	1.15	1.13	1.10	1.09
Ratio of expenses after expense reductions (%)[d]	1.04	1.03	1.05	1.04	1.04
Ratio of net investment income (loss) (%)	1.55	1.31	1.37	.35	1.10
Portfolio turnover rate (%)	100	97	293	121	133
a	Based on average shares outstanding during the period.
b	Total return would have been lower had certain expenses not been reduced.
c	The Fund’s total return includes a reimbursement by the Adviser for commission costs incurred in connection with purchases and sales of portfolio assets due to the change in investment strategy, which otherwise would have reduced total return by 0.03%.
d	Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.
Prospectus May 1, 2019	16	Financial Highlights

Appendix
Hypothetical Expense Summary
Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the fund may be higher or lower than 5% and, for money market funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.
The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund’s prospectus to consider the investment objective, risks, expenses and charges of the fund prior to investing.

DWS CROCI® U.S. VIP — Class B
	Maximum Sales Charge: 0.00%	Initial Hypothetical Investment: $10,000		Assumed Rate of Return: 5%
Year	Cumulative Return Before Fees & Expenses	Annual Fund Expense Ratios	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	1.02%	3.98%	$10,398.00	$104.03
2	10.25%	1.16%	7.97%	$10,797.28	$122.93
3	15.76%	1.16%	12.12%	$11,211.90	$127.65
4	21.55%	1.16%	16.42%	$11,642.44	$132.56
5	27.63%	1.16%	20.90%	$12,089.51	$137.65
6	34.01%	1.16%	25.54%	$12,553.74	$142.93
7	40.71%	1.16%	30.36%	$13,035.81	$148.42
8	47.75%	1.16%	35.36%	$13,536.38	$154.12
9	55.13%	1.16%	40.56%	$14,056.18	$160.04
10	62.89%	1.16%	45.96%	$14,595.94	$166.18
Total					$1,396.51
Additional Index Information
Standard & Poor’s 500® Index (S&P 500®) is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Prospectus May 1, 2019	17	Appendix

To Get More Information
Shareholder reports. Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected fund performance during its last fiscal year.
Statement of Additional Information (SAI). This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it’s legally part of this prospectus).
For a free copy of any of these documents or to request other information about the fund, contact DWS at the telephone number or address listed below. SAIs and shareholder reports are also available through the DWS Web site at dws.com. These documents and other information about the fund are available from the EDGAR
Database on the SEC’s Internet site at sec.gov. If you like, you may obtain copies of this information, after paying a duplicating fee, by e-mailing a request to publicinfo@sec.gov.
Contact Information
DWS	222 South Riverside Plaza Chicago, IL 60606-5808 dws.com
(800) 728-3337
Distributor	DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
SEC File Number	Deutsche DWS Variable Series II 811-05002
(05/01/19) 2B-CU

Prospectus
May 1, 2019
DEUTSCHE DWS VARIABLE SERIES II (formerly DEUTSCHE VARIABLE SERIES II)
Class B

DWS Global Income Builder VIP (formerly Deutsche Global Income Builder VIP)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission (SEC), you may not be receiving paper copies of the fund’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from your insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a Web site, and your insurance company will notify you by mail each time a report is posted and provide you with a Web site link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your insurance company electronically by following the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. If your insurance company informs you that future reports will be delivered via Web access, you can inform your insurance company that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by your insurance company.
This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.
The SEC does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

DWS Global Income Builder VIP
(formerly Deutsche Global Income Builder VIP)
Investment Objective
The fund seeks to maximize income while maintaining prospects for capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.
SHAREHOLDER FEES
(paid directly from your investment)	None
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)
Management fee	0.37
Distribution/service (12b-1) fees	0.25
Other expenses	0.53
Total annual fund operating expenses	1.15
Fee waiver/expense reimbursement	0.29
Total annual fund operating expenses after fee waiver/expense reimbursement	0.86
The Advisor has contractually agreed through April 30, 2020 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses and acquired funds fees and expenses) at a ratio no higher than 0.86% for Class B shares. The agreement may only be terminated with the consent of the fund’s Board.
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses (including one year of capped expenses in each period) remain the same. This example does not reflect any fees or sales charges imposed by a variable contract for which the fund is an investment option. If they were included, your costs would be higher.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$88	$337	$605	$1,372
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 70% of the average value of its portfolio.
Principal Investment Strategy
Main investments. The fund invests in a broad range of both traditional asset classes (such as equity and fixed income investments) and alternative asset classes (such as real estate, infrastructure, convertibles, commodities, currencies and absolute return strategies). The fund can buy many types of securities, among them common stocks, including dividend-paying stocks, convertible securities, corporate bonds, government bonds, municipal securities, inflation-indexed bonds, mortgage- and asset-backed securities, exchange-traded funds (ETFs) and exchange-traded notes (ETNs). The fund invests at least 25% of net assets in fixed income senior securities. The fund can invest in securities of any size, investment style

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category, maturity, duration or credit quality including high-yield debt securities (i.e., “junk bonds”), and from any country (including emerging markets).
The fund will generally invest in at least three different countries and will normally have investment exposure to foreign securities, foreign currencies and other foreign investments equal to at least 40% of the fund’s net assets. For purposes of the foregoing policy, an investment is considered to be an investment in a foreign security or a foreign investment if the issuer is organized or located outside the US or is doing a substantial amount of business outside of the US. An issuer that derives at least 50% of its revenue from business outside the US or has at least 50% of its assets outside the US will be considered to be doing a substantial amount of business outside the US.
Management process. Portfolio management seeks to maximize risk adjusted returns by allocating the fund’s assets among various asset categories. Portfolio management draws upon a broad investible universe to establish a strategic allocation based upon collective, long-term views on asset class selection, implementation, expected returns and other relevant factors. Portfolio management periodically reviews the fund’s allocations and may adjust them based on current or anticipated market conditions or to manage risk consistent with the fund’s overall investment strategy.
Within each asset category, portfolio management uses one or more investment strategies for selecting equity and debt securities. Each investment strategy is managed by a team that specializes in a particular asset category, and that may use a variety of quantitative and qualitative techniques. As a general matter, in buying and selling securities for the portfolio, the portfolio management teams utilize in-house research and resources to determine suitability of specific securities and use sector specialists to determine relative value within each relevant sector.
Examples of the fund’s asset categories are US and foreign equity of any size and style (including emerging market equity), US and foreign fixed income of any credit quality (including emerging market bonds and inflation-indexed bonds), and alternative assets. Some asset categories may be represented by ETFs.
Derivatives. Portfolio management generally may use futures contracts, options on interest rate swaps, options on interest rate futures contracts or interest rate swaps, which are types of derivatives (a contract whose value is based on, for example, indices, currencies or securities), for duration management (i.e., reducing or increasing the sensitivity of the fund’s portfolio to interest rate changes) or for non-hedging purposes to seek to enhance potential gains. Portfolio management may also use (i) option contracts in order to gain exposure to a particular market or security, to seek to increase the fund’s income, or to hedge against changes in a particular market or security, (ii) total return swaps to seek to enhance potential gains by increasing or reducing the fund’s exposure to a particular sector or market or as a substitute for direct investment, or (iii) credit default swaps to seek to increase the fund’s income, to gain exposure to a bond issuer’s credit quality characteristics without directly investing in the bond or to hedge the risk of default on bonds held in the fund’s portfolio. In addition, portfolio management generally may use forward currency contracts (i) to hedge exposure to changes in foreign currency exchange rates on foreign currency denominated portfolio holdings; (ii) to facilitate transactions in foreign currency denominated securities; or (iii) for non-hedging purposes to seek to enhance potential gains.
The fund may also use other types of derivatives (i) for hedging purposes; (ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.
Securities lending. The fund may lend securities (up to one-third of total assets) to approved institutions, such as registered broker-dealers, banks and pooled investment vehicles.
Main Risks
There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Asset allocation risk. Portfolio management may favor one or more types of investments or assets that underperform other investments, assets, or securities markets as a whole. Anytime portfolio management buys or sells securities in order to adjust the fund’s asset allocation this will increase portfolio turnover and generate transaction costs.
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. Further, geopolitical and other events, including war, terrorism, economic uncertainty,
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trade disputes and related geopolitical events have led, and in the future may lead, to increased short-term market volatility, which may disrupt securities markets and have adverse long-term effects on US and world economies and markets. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Small company risk. Small company stocks tend to be more volatile than medium-sized or large company stocks. Because stock analysts are less likely to follow small companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on small companies, since they may lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.
Dividend-paying stock risk. As a category, dividend-paying stocks may underperform non-dividend paying stocks (and the stock market as a whole) over any period of time. In addition, issuers of dividend-paying stocks may have discretion to defer or stop paying dividends for a stated period of time. If the dividend-paying stocks held by the fund reduce or stop paying dividends, the fund’s ability to generate income may be adversely affected.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments, as well as US and foreign government actions such as the imposition of tariffs, economic and trade sanctions or embargoes, could undermine the value of the fund’s investments, prevent the fund from realizing the full value of its investments or prevent the fund from selling securities it holds. In June 2016, citizens of the United Kingdom approved a referendum to leave the European Union (EU) and in March 2017, the United Kingdom initiated the formal process of withdrawing from the EU. Significant uncertainty exists regarding the United Kingdom’s anticipated withdrawal from the EU and any adverse economic and political effects such withdrawal may have on the United Kingdom, other EU countries and the global economy.
Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.
Emerging markets risk. Foreign investment risks are greater in emerging markets than in developed markets. Investments in emerging markets are often considered speculative.
Regional focus risk. Focusing investments in a single country or few countries, or regions, involves increased currency, political, regulatory and other risks. Market swings in such a targeted country, countries or regions are likely to have a greater effect on fund performance than they would in a more geographically diversified fund.
Derivatives risk. Risks associated with derivatives may include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.
Currency risk. Changes in currency exchange rates may affect the value of the fund’s investments and the fund’s share price. The value of currencies are influenced by a variety of factors, that include: interest rates, national debt levels and trade deficits, changes in balances of payments and trade, domestic and foreign interest and inflation rates, global or regional political, economic or financial events, monetary policies of governments, actual or potential government intervention, global energy prices, political instability and government monetary policies and the buying or selling of currency by a country’s government. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the US dollar or, in the case of hedged positions, that the US dollar will decline relative to the currency being hedged. Currency exchange rates can be volatile and can change quickly and unpredictably, thereby impacting the value of the fund’s investments.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Credit risk. The fund's performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. Credit risk is greater for lower-rated securities.
Because the issuers of high yield debt securities, or junk bonds (debt securities rated below the fourth highest credit rating category), may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news, or even the expectation of bad news, than investment-grade debt securities. Credit risk for high yield securities is greater than for higher-rated securities.
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Some securities issued by US government agencies or instrumentalities are backed by the full faith and credit of the US government. Other securities that are supported only by the credit of the issuing agency or instrumentality are subject to greater credit risk than securities backed by the full faith and credit of the US government. This is because the US government might provide financial support, but has no obligation to do so, if there is a potential or actual loss of principal or failure to make interest payments.
High yield debt securities risk. High yield debt securities, or junk bonds, are generally regarded as speculative with respect to the issuer’s continuing ability to meet principal and interest payments. High yield debt securities’ total return and yield may generally be expected to fluctuate more than the total return and yield of investment-grade debt securities. A real or perceived economic downturn or an increase in market interest rates could cause a decline in the value of high yield debt securities, result in increased redemptions and/or result in increased portfolio turnover, which could result in a decline in net asset value of the fund, reduce liquidity for certain investments and/or increase costs. High yield debt securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade debt securities as there may be no established secondary market. Investments in high yield debt securities could increase liquidity risk for the fund. In addition, the market for high yield debt securities can experience sudden and sharp volatility which is generally associated more with investments in stocks.
Interest rate risk. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund’s debt securities, the more sensitive the fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) Recent and potential future changes in monetary policy made by central banks or governments are likely to affect the level of interest rates. Rising interest rates may prompt redemptions from the fund, which may force the fund to sell investments at a time when it is not advantageous to do so, which could result in losses. The fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.
Inflation-indexed bond risk. Any rise in interest rates may cause inflation-indexed bonds to decline in price, hurting fund performance. If interest rates rise due to reasons other than inflation, the fund’s investment in these securities may not be fully protected from the effects of rising interest rates. The fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. The performance of any bonds that are indexed to non-US rates of inflation may be higher or lower than those indexed to US inflation rates. The fund’s actual returns could fail to match the real rate of inflation.
Prepayment and extension risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund’s assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund’s share price and yield and could hurt fund performance.
Municipal securities risk. The fund could be impacted by events in the municipal securities market, including the supply and demand for municipal securities. Negative events, such as severe fiscal difficulties, bankruptcy of one or more issuers, an economic downturn, unfavorable legislation, court rulings or political developments, or reduced monetary support from the federal government could hurt fund performance. The value of municipal securities is strongly influenced by the value of tax-exempt income to investors. Changes in tax and other laws, including changes to individual or corporate tax rates, could alter the attractiveness and overall demand for municipal securities.
Senior loans risk. The fund invests in senior loans that may not be rated by a rating agency, registered with the Securities and Exchange Commission or any state securities commission or listed on any national securities exchange. Therefore, there may be less publicly available information about them than for registered or exchange-listed securities. The Advisor relies on its own evaluation of the creditworthiness of borrowers, but will consider, and may rely in part on, analyses performed by others. As a result, the fund is particularly dependent on the analytical abilities of the Advisor.
Senior loans may not be considered “securities,” and purchasers, such as the fund, therefore may not be entitled to rely on the anti-fraud and misrepresentation protections of the federal securities laws. Senior loans involve other risks, including credit risk, interest rate risk, liquidity risk, and prepayment and extension risk.
Because affiliates of the Advisor may participate in the primary and secondary market for senior loans, limitations under applicable law may restrict the fund’s ability to participate in a restructuring of a senior loan or to acquire some senior loans, or affect the timing or price of such acquisition. The fund also may be in possession of material non-public information about a borrower as a result of its ownership of a senior loan. Because of prohibitions on trading in securities of issuers while in possession of such information, the fund might be unable to enter into a transaction in a publicly-traded security of that borrower when it would otherwise be advantageous to do so. If the Advisor wishes to invest in the publicly traded securities of a borrower, it may not have access to material non-public information regarding the borrower to which other lenders have access.
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ETF risk. Because ETFs trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. An ETF is subject to the risks of the assets in which it invests as well as those of the investment strategy it follows. The fund incurs brokerage costs when it buys and sells shares of an ETF and also bears its proportionate share of the ETF’s fees and expenses, which are passed through to ETF shareholders.
ETN risk. Because ETNs are senior, unsecured, unsubordinated debt securities of an issuer (typically a bank or bank holding company), ETNs are subject to the credit risk of the issuer and may lose value due to a downgrade in the issuer’s credit rating. The returns of an ETN are linked to the performance of an underlying instrument (typically an index), minus applicable fees. ETNs typically do not make periodic interest payments and principal typically is not protected. The value of an ETN may fluctuate based on factors such as time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying assets, changes in the applicable interest rates, and economic, legal, political or geographic events that affect the underlying assets. The fund bears its proportionate share of any fees and expenses borne by the ETN. Because ETNs trade on a securities exchange, their shares may trade at a premium or discount to their net asset value.
Convertible securities risk. The market value of a convertible security performs like that of a regular debt security; that is, when interest rates rise, the price of a convertible security generally declines. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their price may change based on changes in the issuer’s financial condition. Because a convertible security derives a portion of its value from the common stock into which it may be converted, market and issuer risks that apply to the underlying common stock could impact the price of the convertible security.
Mortgage-backed and other asset-backed securities risk. These securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables held in trust and often involve risks that are different from or possibly more acute than risks associated with other types of debt instruments. When market interest rates increase, the market values of mortgage-backed securities decline. At the same time, however, mortgage refinancings and prepayments slow, which lengthens the effective duration of these securities. As a result, the negative effect of the interest rate increase on the market value of mortgage-backed securities is usually more pronounced than it is for other types of fixed income securities, potentially increasing the volatility of the fund. Conversely, when market interest rates decline, while the value of mortgage-backed securities may increase, the rate of prepayment of the underlying mortgages also tends to increase, which shortens the effective duration of these securities and may expose the fund to a lower rate of return on reinvestment. Mortgage-backed securities not backed by a government guarantee may be subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgage may decline in value and be insufficient, upon foreclosure, to repay the associated loan.
Investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.
Securities lending risk. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.
Security selection risk. The securities in the fund’s portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.
Market risk. The market value of the securities in which the fund invests may be impacted by the prospects of individual issuers, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment and/or the fund may sell certain investments at a price or time that is not advantageous in order to meet redemption requests or other cash needs. Unusual market conditions, such as an unusually high volume of redemptions or other similar conditions could increase liquidity risk for the fund, and in extreme conditions, the fund could have difficulty meeting redemption requests.
Pricing risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment
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could be different from the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.
Commodities-related investments risk. The commodities-linked derivative instruments in which the fund invests tend to be more volatile than many other types of securities and may subject the fund to special risks that do not apply to all derivatives transactions. For example, the value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, changes in storage costs, embargoes, tariffs, policies of commodity cartels and international economic, political and regulatory developments.
Infrastructure-related companies risk. Infrastructure-related companies can be affected by various factors, including general or local economic conditions and political developments, general changes in market sentiment towards infrastructure assets, high interest costs in connection with capital construction and improvement programs, difficulty in raising capital, costs associated with compliance with changes in regulations, regulation or intervention by various government authorities, including government regulation of rates, inexperience with and potential losses resulting from the deregulation of a particular industry or sector, changes in tax laws, environmental problems, technological changes, surplus capacity, casualty losses, threat of terrorist attacks and changes in interest rates. A company is considered to be an infrastructure-related company if at least 50% of its non-cash assets are infrastructure assets or 50% of its gross income or net profits are derived, directly or indirectly, from the ownership, management, construction, operation, utilization or financing of infrastructure assets.
Real estate securities risk. The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments and will depend on the value of the underlying properties or the underlying loans or interest. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities.
Operational and technology risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations.
Past Performance
How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends and distributions were reinvested. For more recent performance figures, go to dws.com (the Web site does not form a part of this prospectus) or call the telephone number included in this prospectus. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.
Class B is a new class of shares and therefore does not have a full calendar year of performance available. Class B shares are invested in the same portfolio of securities as Class A and would have had similar performance. Performance would differ only to the extent that Class B and Class A do not have the same fees and expenses.
Prior to May 1, 2012, the fund was named DWS Balanced VIP and operated with a different objective and investment strategy. Performance would have been different if the fund's current investment strategy had been in effect.
CALENDAR YEAR TOTAL RETURNS  (%) Class A

	Returns	Period ending
Best Quarter	12.93%	June 30, 2009
Worst Quarter	-10.36%	September 30, 2011
Year-to-Date	9.94%	March 31, 2019
Average Annual Total Returns
(For periods ended 12/31/2018 expressed as a %)
	Class Inception	1 Year	5 Years	10 Years
Class A before tax	4/6/1982	-7.66	3.30	7.69
S&P Target Risk Moderate Index (reflects no deduction for fees, expenses or taxes)		-3.72	3.31	5.92
Blended Index (reflects no deduction for fees, expenses or taxes)		-3.79	3.20	6.78
The Blended Index consists of an equally weighted blend (50%/50%) of the MSCI World High Dividend Yield Index and Bloomberg Barclays U.S. Universal Index.
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The Advisor believes the Blended Index provides additional comparative performance information and represents the fund’s overall strategic asset allocations over time.
Management
Investment Advisor
DWS Investment Management Americas, Inc.
Subadvisor
DWS Alternatives Global Limited
Portfolio Manager(s)
John D. Ryan, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2012.
Darwei Kung, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2013.
Di Kumble, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2014.
Thomas M. Farina, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2019.
Dokyoung Lee, CFA, Director. Portfolio Manager of the fund. Began managing the fund in 2018.
Scott Agi, CFA, Director. Portfolio Manager of the fund. Began managing the fund in 2019.
Purchase and Sale of Fund Shares
The fund is intended for use in a variable insurance product. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.
Tax Information
The fund normally distributes its net investment income and realized capital gains, if any, to its shareholders, the separate accounts of participating insurance companies. These distributions may not be taxable to the holders of variable annuity contracts and variable life insurance policies. For information concerning the federal income tax consequences for the holders of such contracts or policies, holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.
Payments to Financial Intermediaries
If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund, the Advisor, and/or the Advisor’s affiliates, may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's Web site for more information.
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Fund Details
Additional Information About Fund Strategies and Risks
DWS Global Income Builder VIP
Investment Objective
The fund seeks to maximize income while maintaining prospects for capital appreciation.
Principal Investment Strategy
Main investments. The fund invests in a broad range of both traditional asset classes (such as equity and fixed income investments) and alternative asset classes (such as real estate, infrastructure, convertibles, commodities, currencies and absolute return strategies). The fund can buy many types of securities, among them common stocks, including dividend-paying stocks, convertible securities, corporate bonds, government bonds, municipal securities, inflation-indexed bonds, mortgage- and asset-backed securities, exchange-traded funds (ETFs) and exchange-traded notes (ETNs). The fund invests at least 25% of net assets in fixed income senior securities. The fund can invest in securities of any size, investment style category, maturity, duration or credit quality including high-yield debt securities (i.e., “junk bonds”), and from any country (including emerging markets).
The fund will generally invest in at least three different countries and will normally have investment exposure to foreign securities, foreign currencies and other foreign investments equal to at least 40% of the fund’s net assets. For purposes of the foregoing policy, an investment is considered to be an investment in a foreign security or a foreign investment if the issuer is organized or located outside the US or is doing a substantial amount of business outside of the US. An issuer that derives at least 50% of its revenue from business outside the US or has at least 50% of its assets outside the US will be considered to be doing a substantial amount of business outside the US.
The fund defines “emerging markets” to include countries or markets: (i) currently classified as low-to-middle income economies by the World Bank; or (ii) currently considered to be developing by the International Finance Corporation or the United Nations or its authorities. The fund defines “fixed income” securities through the following sector classifications of domestic and foreign securities that include: (i) government notes and bonds, (ii) corporate bonds, (iii) commercial and residential mortgage-backed securities, (iv) asset-backed securities, (v) emerging markets debt, (vi) loans and (vii) interest rate futures/options.
The fund may also invest in affiliated mutual funds. The fund may invest up to 5% of net assets in shares of the following funds: DWS Emerging Markets Fixed Income Fund, which invests primarily in high yield emerging market bonds; DWS Floating Rate Fund, which invests primarily in senior loans; and, DWS High Income Fund, which invests primarily in high yield bonds.
Management process. Portfolio management seeks to maximize risk adjusted returns by allocating the fund’s assets among various asset categories. Portfolio management draws upon a broad investible universe to establish a strategic allocation based upon collective, long-term views on asset class selection, implementation, expected returns and other relevant factors. Portfolio management periodically reviews the fund’s allocations and may adjust them based on current or anticipated market conditions or to manage risk consistent with the fund’s overall investment strategy.
Within each asset category, portfolio management uses one or more investment strategies for selecting equity and debt securities. Each investment strategy is managed by a team that specializes in a particular asset category, and that may use a variety of quantitative and qualitative techniques. As a general matter, in buying and selling securities for the portfolio, the portfolio management teams utilize in-house research and resources to determine suitability of specific securities and use sector specialists to determine relative value within each relevant sector.
Examples of the fund’s asset categories are US and foreign equity of any size and style (including emerging market equity), US and foreign fixed income of any credit quality (including emerging market bonds and inflation-indexed bonds), and alternative assets. Some asset categories may be represented by ETFs.
The fund may invest from time to time in ETFs that are managed by affiliates of the Advisor, including, but not limited to, series of DBX ETF Trust, which are managed by DBX Advisors LLC. DWS Investment Management

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Americas, Inc. and DBX Advisors LLC are subsidiaries of DWS Group. The fund may also invest in securities of unaffiliated ETFs.
Derivatives. Portfolio management generally may use futures contracts, options on interest rate swaps, options on interest rate futures contracts or interest rate swaps, which are types of derivatives (a contract whose value is based on, for example, indices, currencies or securities), for duration management (i.e., reducing or increasing the sensitivity of the fund’s portfolio to interest rate changes) or for non-hedging purposes to seek to enhance potential gains. Portfolio management may also use (i) option contracts in order to gain exposure to a particular market or security, to seek to increase the fund’s income, or to hedge against changes in a particular market or security, (ii) total return swaps to seek to enhance potential gains by increasing or reducing the fund’s exposure to a particular sector or market or as a substitute for direct investment, or (iii) credit default swaps to seek to increase the fund’s income, to gain exposure to a bond issuer’s credit quality characteristics without directly investing in the bond or to hedge the risk of default on bonds held in the fund’s portfolio. In addition, portfolio management generally may use forward currency contracts (i) to hedge exposure to changes in foreign currency exchange rates on foreign currency denominated portfolio holdings; (ii) to facilitate transactions in foreign currency denominated securities; or (iii) for non-hedging purposes to seek to enhance potential gains.
The fund may also use other types of derivatives (i) for hedging purposes; (ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.
Securities lending. The fund may lend securities (up to one-third of total assets) to approved institutions, such as registered broker-dealers, banks and pooled investment vehicles.
Main Risks
There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Asset allocation risk. Portfolio management may favor one or more types of investments or assets that underperform other investments, assets, or securities markets as a whole. Anytime portfolio management buys or sells securities in order to adjust the fund’s asset allocation this will increase portfolio turnover and generate transaction costs.
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. Further, geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes and related geopolitical events have led, and in the future may lead, to increased short-term market volatility, which may disrupt securities markets and have adverse long-term effects on US and world economies and markets. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Small company risk. Small company stocks tend to be more volatile than medium-sized or large company stocks. Because stock analysts are less likely to follow small companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on small companies, since they may lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.
Dividend-paying stock risk. As a category, dividend-paying stocks may underperform non-dividend paying stocks (and the stock market as a whole) over any period of time. In addition, issuers of dividend-paying stocks may have discretion to defer or stop paying dividends for a stated period of time. If the dividend-paying stocks held by the fund reduce or stop paying dividends, the fund’s ability to generate income may be adversely affected.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments, as well as US and foreign government actions such as the imposition of tariffs, economic and trade sanctions or embargoes, could undermine the value of the fund’s investments, prevent the fund from realizing the full value of its investments or prevent the fund from selling securities it holds. In June 2016, citizens of the United Kingdom approved a referendum to leave the European Union (EU) and in March 2017, the United Kingdom initiated the formal process of withdrawing from the EU. Significant uncertainty exists regarding the United Kingdom’s anticipated withdrawal from the EU and any
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adverse economic and political effects such withdrawal may have on the United Kingdom, other EU countries and the global economy.
Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.
Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding or other taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.
Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments.
Emerging markets risk. Foreign investment risks are greater in emerging markets than in developed markets. Investments in emerging markets are often considered speculative.
Emerging markets countries typically have economic and political systems that are less developed, and can be expected to be less stable than developed markets. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation.
Regional focus risk. Focusing investments in a single country or few countries, or regions, involves increased currency, political, regulatory and other risks. Market swings in such a targeted country, countries or regions are likely to have a greater effect on fund performance than they would in a more geographically diversified fund.
Derivatives risk. Risks associated with derivatives may include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.
There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.
Currency risk. Changes in currency exchange rates may affect the value of the fund’s investments and the fund’s share price. The value of currencies are influenced by a variety of factors, that include: interest rates, national debt levels and trade deficits, changes in balances of payments and trade, domestic and foreign interest and inflation rates, global or regional political, economic or financial events, monetary policies of governments, actual or potential government intervention, global energy prices, political instability and government monetary policies and the buying or selling of currency by a country’s government. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the US dollar or, in the case of hedged positions, that the US dollar will decline relative to the currency being hedged. Currency exchange rates can be volatile and can change quickly and unpredictably, thereby impacting the value of the fund’s investments.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Credit risk. The fund's performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. Credit risk is greater for lower-rated securities.
Because the issuers of high yield debt securities, or junk bonds (debt securities rated below the fourth highest credit rating category), may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news, or even the expectation of bad news, than investment-grade debt securities. Credit risk for high yield securities is greater than for higher-rated securities.
Some securities issued by US government agencies or instrumentalities are backed by the full faith and credit of the US government. Other securities that are supported only by the credit of the issuing agency or instrumentality are subject to greater credit risk than securities backed by the full faith and credit of the US government. This is
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because the US government might provide financial support, but has no obligation to do so, if there is a potential or actual loss of principal or failure to make interest payments.
High yield debt securities risk. High yield debt securities, or junk bonds, are generally regarded as speculative with respect to the issuer’s continuing ability to meet principal and interest payments. High yield debt securities’ total return and yield may generally be expected to fluctuate more than the total return and yield of investment-grade debt securities. A real or perceived economic downturn or an increase in market interest rates could cause a decline in the value of high yield debt securities, result in increased redemptions and/or result in increased portfolio turnover, which could result in a decline in net asset value of the fund, reduce liquidity for certain investments and/or increase costs. High yield debt securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade debt securities as there may be no established secondary market. Investments in high yield debt securities could increase liquidity risk for the fund. In addition, the market for high yield debt securities can experience sudden and sharp volatility which is generally associated more with investments in stocks.
Interest rate risk. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund’s debt securities, the more sensitive the fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) Recent and potential future changes in monetary policy made by central banks or governments are likely to affect the level of interest rates. Rising interest rates may prompt redemptions from the fund, which may force the fund to sell investments at a time when it is not advantageous to do so, which could result in losses. The fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.
Inflation-indexed bond risk. Any rise in interest rates may cause inflation-indexed bonds to decline in price, hurting fund performance. If interest rates rise due to reasons other than inflation, the fund’s investment in these securities may not be fully protected from the effects of rising interest rates. The fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. The performance of any bonds that are indexed to non-US rates of inflation may be higher or lower than those indexed to US inflation rates. The fund’s actual returns could fail to match the real rate of inflation.
Prepayment and extension risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund’s assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund’s share price and yield and could hurt fund performance.
Municipal securities risk. The fund could be impacted by events in the municipal securities market, including the supply and demand for municipal securities. Negative events, such as severe fiscal difficulties, bankruptcy of one or more issuers, an economic downturn, unfavorable legislation, court rulings or political developments, or reduced monetary support from the federal government could hurt fund performance. The value of municipal securities is strongly influenced by the value of tax-exempt income to investors. Changes in tax and other laws, including changes to individual or corporate tax rates, could alter the attractiveness and overall demand for municipal securities.
Senior loans risk. The fund invests in senior loans that may not be rated by a rating agency, registered with the Securities and Exchange Commission or any state securities commission or listed on any national securities exchange. Therefore, there may be less publicly available information about them than for registered or exchange-listed securities. The Advisor relies on its own evaluation of the creditworthiness of borrowers, but will consider, and may rely in part on, analyses performed by others. As a result, the fund is particularly dependent on the analytical abilities of the Advisor.
Senior loans may not be considered “securities,” and purchasers, such as the fund, therefore may not be entitled to rely on the anti-fraud and misrepresentation protections of the federal securities laws. Senior loans involve other risks, including credit risk, interest rate risk, liquidity risk, and prepayment and extension risk.
Because affiliates of the Advisor may participate in the primary and secondary market for senior loans, limitations under applicable law may restrict the fund’s ability to participate in a restructuring of a senior loan or to acquire some senior loans, or affect the timing or price of such acquisition. The fund also may be in possession of material non-public information about a borrower as a result of its ownership of a senior loan. Because of prohibitions on trading in securities of issuers while in possession of such information, the fund might be unable to enter into a transaction in a publicly-traded security of that borrower when it would otherwise be advantageous to do so. If the Advisor wishes to invest in the publicly traded securities of a borrower, it may not have access to material non-public information regarding the borrower to which other lenders have access.
Senior loans may have longer trade settlement periods than other types of investments which could result in the fund not receiving the proceeds from a sale of a senior loan for an extended period after such sale. To the extent that other sources of liquidity are unavailable, the uncertainty of trade settlement periods could lead to shortfalls in cash needed to handle fund redemptions, especially during periods of heavy redemption activity.
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ETF risk. Because ETFs trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. An ETF is subject to the risks of the assets in which it invests as well as those of the investment strategy it follows. The fund incurs brokerage costs when it buys and sells shares of an ETF and also bears its proportionate share of the ETF’s fees and expenses, which are passed through to ETF shareholders.
Fees and expenses incurred by an ETF may include trading costs, operating expenses, licensing fees, trustee fees and marketing expenses. With an index ETF, these costs may contribute to the ETF not fully matching the performance of the index it is designed to track.
ETN risk. Because ETNs are senior, unsecured, unsubordinated debt securities of an issuer (typically a bank or bank holding company), ETNs are subject to the credit risk of the issuer and may lose value due to a downgrade in the issuer’s credit rating. The returns of an ETN are linked to the performance of an underlying instrument (typically an index), minus applicable fees. ETNs typically do not make periodic interest payments and principal typically is not protected. The value of an ETN may fluctuate based on factors such as time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying assets, changes in the applicable interest rates, and economic, legal, political or geographic events that affect the underlying assets. The fund bears its proportionate share of any fees and expenses borne by the ETN. Because ETNs trade on a securities exchange, their shares may trade at a premium or discount to their net asset value.
Convertible securities risk. The market value of a convertible security performs like that of a regular debt security; that is, when interest rates rise, the price of a convertible security generally declines. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their price may change based on changes in the issuer’s financial condition. Because a convertible security derives a portion of its value from the common stock into which it may be converted, market and issuer risks that apply to the underlying common stock could impact the price of the convertible security.
Mortgage-backed and other asset-backed securities risk. These securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables held in trust and often involve risks that are different from or possibly more acute than risks associated with other types of debt instruments. When market interest rates increase, the market values of mortgage-backed securities decline. At the same time, however, mortgage refinancings and prepayments slow, which lengthens the effective duration of these securities. As a result, the negative effect of the interest rate increase on the market value of mortgage-backed securities is usually more pronounced than it is for other types of fixed income securities, potentially increasing the volatility of the fund. Conversely, when market interest rates decline, while the value of mortgage-backed securities may increase, the rate of prepayment of the underlying mortgages also tends to increase, which shortens the effective duration of these securities and may expose the fund to a lower rate of return on reinvestment. Mortgage-backed securities not backed by a government guarantee may be subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgage may decline in value and be insufficient, upon foreclosure, to repay the associated loan.
Investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.
Securities lending risk. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.
Security selection risk. The securities in the fund’s portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.
Market risk. The market value of the securities in which the fund invests may be impacted by the prospects of individual issuers, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment and/or the fund may sell certain investments at a price or time that is not advantageous in order to meet redemption requests or other cash needs. Unusual market conditions, such as an unusually high volume of redemptions or other similar conditions could increase liquidity risk for the fund, and in extreme conditions, the fund could have difficulty meeting redemption requests.
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This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced). This may affect only certain securities or an overall securities market.
Pricing risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.
Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may prevent the fund from being able to realize full value and thus sell a security for its full valuation. This could cause a material decline in the fund’s net asset value.
Commodities-related investments risk. The commodities-linked derivative instruments in which the fund invests tend to be more volatile than many other types of securities and may subject the fund to special risks that do not apply to all derivatives transactions. For example, the value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, changes in storage costs, embargoes, tariffs, policies of commodity cartels and international economic, political and regulatory developments.
The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, minerals, or agricultural products), a futures contract, swap or commodity index, or other economic variables linked to changes in the value of commodities or the commodities markets. A liquid secondary market may not exist for the types of commodity-linked derivative instruments the fund buys, which may make it difficult for the fund to sell them at an acceptable price. The fund’s ability to gain exposure to commodity-linked investments and achieve its investment objective may be limited by its intention to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended.
Infrastructure-related companies risk. Infrastructure-related companies can be affected by various factors, including general or local economic conditions and political developments, general changes in market sentiment towards infrastructure assets, high interest costs in connection with capital construction and improvement programs, difficulty in raising capital, costs associated with compliance with changes in regulations, regulation or intervention by various government authorities, including government regulation of rates, inexperience with and potential losses resulting from the deregulation of a particular industry or sector, changes in tax laws, environmental problems, technological changes, surplus capacity, casualty losses, threat of terrorist attacks and changes in interest rates. A company is considered to be an infrastructure-related company if at least 50% of its non-cash assets are infrastructure assets or 50% of its gross income or net profits are derived, directly or indirectly, from the ownership, management, construction, operation, utilization or financing of infrastructure assets.
Real estate securities risk. The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments and will depend on the value of the underlying properties or the underlying loans or interest. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities.
Operational and technology risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations.
Cyber-attacks may include unauthorized attempts by third parties to improperly access, modify, disrupt the operations of, or prevent access to the systems of the fund’s service providers or counterparties, issuers of securities held by the fund or other market participants or data within them. In addition, power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
Cyber-attacks, disruptions, or failures may adversely affect the fund and its shareholders or cause reputational damage and subject the fund to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. For example, the fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information
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or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value, and impede trading). In addition, cyber-attacks, disruptions, or failures involving a fund counterparty could affect such counterparty’s ability to meet its obligations to the fund, which may result in losses to the fund and its shareholders. Similar types of operational and technology risks are also present for issuers of securities held by the fund, which could have material adverse consequences for such issuers, and may cause the fund’s investments to lose value. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments.
While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions, or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund, or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will address the possibility of and fallout from cyber-attacks, disruptions, or failures. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, fund counterparties, issuers of securities held by the fund, or other market participants.
Other Policies and Risks
While the previous pages describe the main points of the fund’s strategy and risks, there are a few other matters to know about:
■	Although major changes tend to be infrequent, the fund’s Board could change the fund's investment objective without seeking shareholder approval.
■	When, in the Advisor's opinion, it is advisable to adopt a temporary defensive position because of unusual and adverse or other market conditions, up to 100% of the fund's assets may be held in cash or invested in money market securities or other short-term investments. Short-term investments consist of (1) foreign and domestic obligations of sovereign governments and their agencies and instrumentalities, authorities and political subdivisions; (2) other short-term rated debt securities or, if unrated, determined to be of comparable quality in the opinion of the Advisor; (3) commercial paper; (4) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (5) repurchase agreements. Short-term investments may also include shares of money market mutual funds. To the extent the fund invests in such instruments, the fund will not be pursuing its investment objective. However, portfolio management may choose to not use these strategies for various reasons, even in volatile market conditions.
■	Portfolio management measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, its own judgment. All securities must meet the credit quality standards applied by portfolio management at the time they are purchased. If a security’s credit quality changes, portfolio management will decide what to do with the security, based on its assessment of what would most benefit the fund.
■	Prices of securities bought in an initial public offering (IPO) may rise and fall rapidly, often because of investor perceptions rather than economic reasons. To the extent a mutual fund is small in size, its IPO investments may have a significant impact on its performance since they may represent a larger proportion of the fund’s overall portfolio as compared to the portfolio of a larger fund.
■	If the fund sells a security short and subsequently has to buy the security back at a higher price, the fund will lose money on the transaction. Any loss will be increased by the amount of compensation, interest or dividends and transaction costs the fund must pay to a lender of the security. The amount the fund could lose on a short sale is theoretically unlimited (as compared to a long position, where the maximum loss is the amount invested). The use of short sales, which has the effect of leveraging the fund, could increase the exposure of the fund to the market, increase losses and increase the volatility of returns. The fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that borrowed securities be returned to it on short notice, and the fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that the fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale.
■	From time to time, the fund may have a concentration of shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the fund.
■	Your fund assets may be at risk of being transferred to the appropriate state if you fail to maintain a valid address and/or if certain activity does not occur in your account within the time specified by state abandoned property law. Contact your financial representative or the transfer agent for additional information.
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For More Information
This prospectus doesn’t tell you about every policy or risk of investing in the fund. If you want more information on the fund’s allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).
Keep in mind that there is no assurance that the fund will achieve its investment objective.
A complete list of the fund’s portfolio holdings as of the month-end is posted on dws.com on or after the last day of the following month. More frequent posting of portfolio holdings information may be made from time to time on dws.com. The posted portfolio holdings information is available by fund and generally remains accessible at least until the date on which the fund files its Form N-CSR or N-Q (or, once the fund begins filing on Form N-PORT in April 2019, a Form N-CSR or publicly available Form N-PORT) with the SEC for the period that includes the date as of which the posted information is current. In addition, the fund’s top ten equity holdings and other fund information is posted on dws.com as of the calendar quarter-end on or after the 10th calendar day following quarter-end. The fund’s Statement of Additional Information includes a description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio holdings.
Who Manages and Oversees the Fund
The Investment Advisor
DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for the fund. Under the oversight of the Board, the Advisor makes investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. Deutsche Bank AG reorganized its asset management division, Deutsche Asset Management, into a separate financial services firm, DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is now a separate, publicly-listed financial services firm that is an indirect, majority-owned subsidiary of Deutsche Bank AG. The Advisor is an indirect, wholly-owned subsidiary of DWS Group. The Advisor and its predecessors have more than 90 years of experience managing mutual funds and provide a full range of global investment advisory services to institutional and retail clients.
DWS represents the asset management activities conducted by DWS Group or any of its subsidiaries, including DIMA, other affiliated investment advisors and DWS Distributors, Inc. (“DDI” or the “Distributor”). DWS is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.
The Advisor may utilize the resources of its global investment platform to provide investment management services through branch offices or affiliates located outside the US. In some cases, the Advisor may also utilize its branch offices or affiliates located in the US or outside the US to perform certain services, such as trade execution, trade matching and settlement, or various administrative, back-office or other services. To the extent services are performed outside the US, such activity may be subject to both US and foreign regulation. It is possible that the jurisdiction in which the Advisor or its affiliate performs such services may impose restrictions or limitations on portfolio transactions that are different from, and in addition to, those that apply in the US.
Management Fee. The Advisor receives a management fee from the fund. Below is the management rate paid by the fund for the most recent fiscal year, as a percentage of the fund’s average daily net assets:
Fund Name	Fee Paid
DWS Global Income Builder VIP	0.36%**
**	Reflects the effects of expense limitations and/or fee waivers then in effect.
The following waiver is currently in effect:
The Advisor has contractually agreed through April 30, 2020 to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses and acquired fund fees and expenses) at a ratio no higher than 0.86% for Class B shares. The agreement may only be terminated with the consent of the fund’s Board.
DWS Global Income Builder VIP may invest in other mutual funds advised by the Advisor and its affiliates (“affiliated mutual funds”). In the case of an investment in DWS Emerging Markets Fixed Income Fund, DWS Floating Rate Fund or DWS High Income Fund, the Advisor has agreed to apply a management fee credit to the fund equal to the management fee of DWS Emerging Markets Fixed Income Fund, DWS Floating Rate Fund or DWS High Income Fund, as applied to the amount of assets invested by the fund in DWS Emerging Markets Fixed Income Fund, DWS Floating Rate Fund or DWS High Income Fund.
A discussion regarding the basis for the Board renewal of the fund’s investment management agreement and subadvisory agreement is contained in the most recent shareholder report for the annual period ended December 31 and the semi-annual period ended June 30 (see “Shareholder reports” on the back cover).
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Under a separate administrative services agreement between the fund and the Advisor, the fund pays the Advisor a fee of 0.10% of the fund’s average daily net assets for providing most of the fund's administrative services. The administrative services fee discussed above is included in the fees and expenses table under “Other expenses.”
Subadvisor
DWS Alternatives Global Limited acts as subadvisor for the fund and, as such, provides portfolio management services to the fund. DWS Alternatives Global Limited is an investment advisor registered with the Securities and Exchange Commission and is a direct, wholly-owned subsidiary of DWS Group. Pursuant to a subadvisory agreement between DIMA and DWS Alternatives Global Limited, DIMA, not the fund, compensates DWS Alternatives Global Limited for the services it provides to the fund. DWS Alternatives Global Limited, formerly known as Deutsche Alternative Asset Management (Global) Limited, is located at 70 Victoria Street, The Zig Zag Building, London, United Kingdom, SW1E6SQ. DWS Alternatives Global Limited’s assets under management are currently comprised of institutional accounts and investment companies.
Multi-Manager Structure. The Advisor, subject to the approval of the Board, has ultimate responsibility to oversee any subadvisor to the fund and to recommend the hiring, termination and replacement of subadvisors. The fund and the Advisor have received an order from the SEC that permits the Advisor to appoint or replace certain subadvisors, to manage all or a portion of the fund’s assets and enter into, amend or terminate a subadvisory agreement with certain subadvisors, in each case subject to the approval of the fund’s Board but without obtaining shareholder approval (“multi-manager structure”). The multi-manager structure applies to subadvisors that are not affiliated with the fund or the Advisor (“nonaffiliated subadvisors”), as well as subadvisors that are indirect or direct, wholly-owned subsidiaries of the Advisor or that are indirect or direct, wholly-owned subsidiaries of the same company that, indirectly or directly, wholly owns the Advisor (“wholly-owned subadvisors”). Pursuant to the SEC order, the Advisor, with the approval of the fund’s Board, has the discretion to terminate any subadvisor and allocate and reallocate the fund’s assets among any other nonaffiliated subadvisors or wholly-owned subadvisors (including terminating a nonaffiliated subadvisor and replacing it with a wholly-owned subadvisor). The fund and the Advisor are subject to the conditions imposed by the SEC order, including the condition that within 90 days of hiring a new subadvisor pursuant to the multi-manager structure, the fund will provide shareholders with an information statement containing information about the new subadvisor. The shareholders of the fund have approved the multi-manager structure described herein.
Management
DWS Global Income Builder VIP
The following Portfolio Managers are jointly and primarily responsible for the day-to-day management of the fund.
John D. Ryan, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2012.
■	Joined DWS in 2010 from Northern Trust where he served as a senior portfolio manager. Previously, he served as portfolio manager and head of credit trading for Deutsche Asset Management from 1998-2003.
■	Portfolio Manager for US and UK Unconstrained Funds: London.
■	Investment industry experience began in 1993.
■	BA in Economics, University of Chicago; MBA, University of Chicago.
Darwei Kung, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2013.
■	Joined DWS in 2006; previously has worked as a Director, Engineering and Business Development at Calpoint LLC from 2001-2004.
■	Portfolio Manager: New York.
■	BS and MS, University of Washington, Seattle; MS and MBA, Carnegie Mellon University.
Di Kumble, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2014.
■	Joined DWS in 2003 with seven years of industry experience. Prior to joining, she served as a Portfolio Manager at Graham Capital Management. Previously, she worked as a Quantitative Strategist at ITG Inc. and Morgan Stanley.
■	Senior Portfolio Manager, Head of Tax Managed Equities: New York.
■	BS, Beijing University; PhD in Chemistry, Princeton University.
Thomas M. Farina, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2019.
■	Joined DWS in 2006 with 12 years of industry experience. Head of Investment Grade Corporate Credit since 2013. Prior to joining, he held roles at Merrill Lynch Investment Management, Greenwich NatWest and at DnB Asset Management. He began his career as a Ratings Analyst at Standard & Poor’s.
■	Senior Portfolio Manager and Co-Head of US Credit: New York.
■	BA and MA in Economics, State University of New York at Albany.
Dokyoung Lee, CFA, Director. Portfolio Manager of the fund. Began managing the fund in 2018.
■	Joined DWS in 2018 with 24 years of industry experience; previously, worked as Head of Research and Portfolio Manager in the Global Multi-Asset Group at Oppenheimer Funds, and in research and portfolio management roles at AllianceBernstein.
■	BSE, Princeton University.
Prospectus May 1, 2019	16	Fund Details

Scott Agi, CFA, Director. Portfolio Manager of the fund. Began managing the fund in 2019.
■	Joined DWS in 2006 with eight years of industry experience. Prior to joining, he served as an MBS Analyst at Bear Stearns, in Portfolio Analytics at TimesSquare Capital Management and as a Quantitative Analyst in the Municipal Bond Division at The Vanguard Group.
■	Head of US Rates and Mortgage Backed Securities Sector Team: New York.
■	BS in Finance, Albright College.
The fund’s Statement of Additional Information provides additional information about a portfolio manager’s investments in the fund, a description of the portfolio management compensation structure and information regarding other accounts managed.
Prospectus May 1, 2019	17	Fund Details

Investing in the Fund
Your Investment in the Fund
The information in this section may affect anyone who selects the fund as an investment option in a variable annuity contract or variable life insurance policy that offers the fund. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The fund assumes no responsibility for such prospectuses.
For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at fundsus.dws.com/EN/resources/calculators.jsp (the Web site does not form a part of this prospectus).
Policies about transactions
The information in this prospectus applies to Class B shares of the fund. The fund offers two classes of shares. Class B shares are offered at net asset value and are subject to 12b-1 fees.
Technically, the shareholders of Deutsche DWS Variable Series II are the participating insurance companies (the “insurance companies”) that offer the fund as choices for holders of certain variable annuity contracts or variable life insurance policies (the “contract(s)”) issued or sponsored by the insurance companies. The insurance companies may pass through voting rights to the contract owners. The fund does not sell shares directly to the public. The fund sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the fund by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract. Depending on context in the prospectus, the terms “you” and “yours” refer to either a contract owner or to the insurance company that issues the contract. References to “buying,” “purchasing” or “holding” fund shares refer only to the insurance company, not the contract owner.
Please bear in mind that there are important differences between DWS retail funds available to any investor (a “Retail Fund”) and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the fund, are not sold to insurance company separate accounts to fund investments in variable insurance contracts. In addition, the investment objective, policies and strategies of the fund, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than the fund and have different expense ratios than the fund. As a result, the performance of the fund and a Retail Fund will differ.
Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the fund, orderly portfolio management could be disrupted to the potential detriment of shareholders of the fund.
The fund currently does not foresee any disadvantages to the holders of variable annuity contracts or variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in any such event.
The fund has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. This means that when an insurance company opens an account, the fund will ask for its name, address and other information that will allow the fund to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.
For certain insurance companies, the fund might request additional information (for instance, the fund would ask for documents such as the insurance company’s articles of incorporation) to help the fund verify the insurance company’s identity.
The fund will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in “good order.” Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

Prospectus May 1, 2019	18	Investing in the Fund

The fund may reject a new account application if the insurance company doesn’t provide any required or requested identifying information, or for other reasons.
Buying and Selling Shares
The fund is open for business each day the New York Stock Exchange is open. The fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).
The fund continuously sells shares to each insurance company separate account, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed by the insurance company. The insurance company offers contract owners units in its separate accounts which correspond to shares in a fund. Each insurance company submits purchase and redemption orders to a fund based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed by the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.
Important information about buying and selling shares
■	After receiving a contract owner’s order, the insurance company buys or sells shares at the net asset value next calculated on any day the fund is open for business.
■	Unless otherwise instructed, the fund normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.
■	Redemptions will generally be in the form of cash, though the fund reserves the right to redeem in kind as described below. The fund typically expects to satisfy redemption requests by using available cash or by selling portfolio securities if available cash is not sufficient to meet redemptions. The fund may utilize an existing line of credit for temporary coverage in the event of a cash shortfall. The fund may also utilize interfund lending, though such use is expected to be rare. The fund may use any of these methods of satisfying redemption requests under normal or stressed market conditions. During periods of distressed market conditions, when a significant portion of the fund’s portfolio may be comprised of less-liquid investments, the fund may be more likely to pay redemption proceeds by giving you securities.
■	The fund does not issue share certificates.
■	The fund reserves the right to reject purchases of shares for any reason.
■	The fund reserves the right to withdraw or suspend the offering of shares at any time.
■	The fund reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a fund from disposing of its portfolio securities or pricing its shares.
■	The fund may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the fund, they are deemed to be in the fund’s best interests or when the fund is requested or compelled to do so by governmental authority or by applicable law.
■	The fund may close and liquidate an account if the fund is unable to verify provided information, or for other reasons; if the fund decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the fund shares and may incur tax liability.
■	The fund may pay for shares sold by “redeeming in kind,” that is, by distributing to you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the fund generally won’t make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund’s net assets, whichever is less.
■	A purchase order from an insurance company separate account may not be accepted if the sale of fund shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the fund.
Market Timing Policies and Procedures. Short-term and excessive trading of fund shares may present risks to the fund’s long-term shareholders (as used herein, the term “shareholders” may refer to the contract owners), including potential dilution in the value of fund shares, interference with the efficient management of a fund (including losses on the sale of investments), realized gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if the fund invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have “readily available market quotations.” Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in fund valuation that arise
Prospectus May 1, 2019	19	Investing in the Fund

from the nature of the securities held by the fund (e.g., “time zone arbitrage”). The fund discourages short-term and excessive trading and has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.
The fund reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, the fund may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to the fund. The fund, through its Advisor and transfer agent, will monitor changes in investment direction (CID) by a shareholder within a fund. A CID is a transaction opposite to the prior transaction, which can be a purchase, redemption or exchange. The fund may take other trading activity into account if the fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.
Shareholders are limited to four roundtrip transactions in the same DWS fund (excluding money market funds) over a rolling 12-month period. A “roundtrip” transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same fund's shares. Shareholders with four or more roundtrip transactions in the same DWS fund within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that DWS fund for 12 months. The fund reserves the right to extend or maintain a block beyond 12-months if it deems that the shareholder's activity was harmful to the fund, or that the pattern of activity suggests a pattern of abuse. The rights of a shareholder to redeem shares of a DWS fund are not affected by the four roundtrip transaction limitation.
The fund may make exceptions to the roundtrip transaction policy for certain types of transactions if in the opinion of the Advisor, the transactions do not represent short-term or excessive trading or are not abusive or harmful to the fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the fund or administrator and transactions by certain qualified fund-of-funds.
In certain circumstances, the fund may rely upon the policy of the insurance company or other financial intermediary to deter short-term or excessive trading if the Advisor believes that the policy of such insurance company or other financial intermediary is reasonably designed to detect and deter transactions that are not in the best interests of the fund. An insurance company’s or other financial intermediary’s policy relating to short-term or excessive trading may be more or less restrictive than the DWS funds' policy, may permit certain transactions not permitted by DWS funds' policies, or prohibit transactions not subject to DWS funds' policies.
The Advisor may also accept undertakings from an insurance company or other financial intermediary to enforce short-term or excessive trading policies on behalf of the fund that provide a substantially similar level of protection for the fund against such transactions. For example, certain insurance companies may have contractual or legal restrictions, or operational constraints, that prevent them from blocking an account. In such instances, the Advisor may permit the insurance company to use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.
In addition, to the extent that the fund invests some portion of its assets in foreign securities, that fund has adopted certain fair valuation practices intended to protect the fund from “time zone arbitrage” with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the fund. (See “How the Fund Calculates Share Price.”)
There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying contract holders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. The Advisor reviews trading activity at the separate account level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the separate account level, the Advisor will contact the insurance company or other financial intermediary to request underlying contract holder activity. Depending on the amount of fund shares held in such separate account (which may represent most of the fund’s shares), short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. If short-term or excessive trading is identified, the Advisor will take appropriate action.
The fund’s market timing policies and procedures may be modified or terminated at any time.
How to receive account information
If you are a contract owner, you should contact your insurance company or the organization that provides recordkeeping services for information about your account.
Please see the contract prospectus that accompanies this prospectus for the customer service telephone number.
How to select shares
Shares in the fund are available in connection with certain variable annuity and life insurance arrangements. Each insurance company has different provisions about how and
Prospectus May 1, 2019	20	Investing in the Fund

when their contract owners may select fund shares. Each insurance company is responsible for communicating its contract owners’ instructions to the fund. Contract owners should contact their insurance company to effect transactions in connection with the fund.
Financial intermediary support payments
The Advisor, the Distributor and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries (“financial representatives”) in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares (“revenue sharing”). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the fund, any recordkeeping/sub-transfer agency/networking fees payable by the fund (generally through the Distributor or an affiliate) and/or the Distributor or Advisor to certain financial representatives for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial representatives. For example, the Advisor, the Distributor and/or their affiliates may, using their legitimate profits, compensate financial representatives for providing the fund with “shelf space” or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund “supermarket” platforms and other formal sales programs; granting the Distributor access to the financial representative’s sales force; granting the Distributor access to the financial representative’s conferences and meetings; assistance in training and educating the financial representative’s personnel; and obtaining other forms of marketing support. In addition, revenue sharing payments may consist of the Distributor’s and/or its affiliates’ payment or reimbursement of ticket charges that would otherwise be assessed by a financial representative on an investor’s fund transactions.
The level of revenue sharing payments made to financial representatives may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial representative, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial representatives or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial representatives based on, for example, the nature of the services provided by the financial representative.
The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares or the retention and/or servicing of investors to financial representatives in amounts that generally range from 0.01% up to 0.52% of assets of the fund serviced and maintained by the financial representative, 0.05% to 0.25% of sales of the fund attributable to the financial representative, a flat fee of up to $143,750, or any combination thereof. These amounts are annual figures typically paid on a quarterly basis and are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial representative’s recommendation of the fund or of any particular share class of the fund. You should review your financial representative’s compensation disclosure and/or talk to your financial representative to obtain more information on how this compensation may have influenced your financial representative’s recommendation of the fund. Additional information regarding these revenue sharing payments is included in the fund’s Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).
The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial representatives under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial representatives to retirement plans that obtain recordkeeping services from ADP, Inc. or to 403(b) plans that obtain recordkeeping services from Ascensus, Inc. on the DWS-branded retirement plan platform (the “Platform”). The level of revenue sharing payments is based upon sales of both the DWS funds and the non-DWS funds by the financial representative on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial representative on the Platform.
It is likely that broker-dealers that execute portfolio transactions for the fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates
Prospectus May 1, 2019	21	Investing in the Fund

will not use fund brokerage to pay for their obligation to provide additional compensation to financial representatives as described above.
How the Fund Calculates Share Price
To calculate net asset value per share, or NAV, the fund uses the following equation:
(	Total Assets	−	Total Liabilities	)	÷	Total Number of Shares Outstanding	=	NAV
The price at which you buy and sell shares for the fund is the NAV. To obtain the fund's most recent share price, go to dws.com (we have included our Web site address as an inactive textual reference and do not intend it to be an active link to our Web site; the Web site does not form a part of this prospectus) or call the telephone number included in this prospectus.
For the underlying mutual funds in which the fund invests, we use the NAV of the underlying mutual funds. For other securities, we typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security’s value or a meaningful portion of the value of the fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the fund’s value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.
It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be the fund’s use of fair value pricing. This is intended to reduce the fund’s exposure to “time zone arbitrage” and other harmful trading practices. (See “Market timing policies and procedures.”)
To the extent that the fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren’t able to buy or sell fund shares through the contract. This is because some foreign markets are open on days and at times when the fund doesn’t price the shares.
Distributions
The fund intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The fund may make additional distributions if necessary.
All distributions will be reinvested in shares of a fund unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the fund for federal income tax purposes.
Taxes
The fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and intends to meet all requirements necessary to avoid paying any federal income or excise taxes.
Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59½ may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.
In order for investors to receive the favorable federal income tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to diversify its assets such that a separate account investing in the fund will comply with these requirements with respect to the amounts invested in a fund. If a fund or separate account does not meet such requirements or if a fund were to fail to qualify as a regulated investment company for any taxable year and could not or did not cure such failure, income allocable to the contracts associated with the separate account may be taxable currently for federal income tax purposes to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure. In addition, if a fund were to fail to qualify and be eligible for treatment as a regulated investment company for any taxable year and could not or did not cure such failure, the fund would be subject to tax on its taxable income at corporate rates.
Under Treasury regulations, insurance companies holding the separate accounts may have to report to the IRS losses above a certain amount resulting from a sale or disposition of a fund’s shares.
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The discussion above is generally based on the assumption that shares of a fund will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the IRS finds an impermissible level of “investor control” over the investment options underlying variable contracts), the advantageous federal income tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available. In that situation, the person or persons determined to own the fund shares will be currently taxed for federal income tax purposes on fund distributions, and on the proceeds of any redemption of fund shares.
Participating insurance companies should consult their own tax advisors as to whether distributions from a fund are subject to federal income tax if they are retained as part of policy reserves.
Fund investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments, which will reduce a fund's return on such securities.
The fund’s investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such investments. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.
The preceding is a brief summary of certain of the relevant federal income tax considerations. Because each shareholder’s and contract holder’s tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible federal, foreign, state or local taxes.
Marketing and Distribution Fees
Deutsche DWS Variable Series II has adopted a 12b-1 plan for the fund’s Class B shares. Under the plan, Deutsche DWS Variable Series II may make quarterly payments to the Distributor for distribution and shareholder servicing related expenses incurred or paid by the Distributor or a participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of 0.25% of the average daily net assets of Class B shares during that quarterly period. Depending on the participating insurance company's corporate structure and applicable state law, the distributor may remit payments to the participating insurance company's affiliated broker-dealers or other affiliated company rather than to the participating insurance company itself.
Because 12b-1 fees for Class B shares are paid out of fund assets on an ongoing basis, they will, over time, increase the cost of investment in Class B shares and may cost more than other types of sales charges.
Examples of expenses payable under the plan include the costs of printing and mailing materials (such as fund prospectuses, shareholder reports, fund advertisements and sales literature), holding seminars and sales meetings, providing customer service to policyholders and sales compensation.
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Financial Highlights
The financial highlights are designed to help you understand recent financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the fund’s annual report (see “Shareholder reports” on the back cover). This information does not reflect charges and fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These charges and fees will reduce returns.

The information below is for Class A shares; financial highlights for Class B shares are not presented because Class B shares commenced operations on May 1, 2018.
DWS Global Income Builder VIP — Class A
	Years Ended December 31,
	2018	2017	2016	2015	2014
Selected Per Share Data
Net asset value, beginning of period	$26.56	$23.50	$22.93	$24.62	$27.30
Income (loss) from investment operations:
Net investment income[a]	.80	.71	.61	.68	.72
Net realized and unrealized gain (loss)	(2.67)	3.10	.91	(.97)	.25
Total from investment operations	(1.87)	3.81	1.52	(.29)	.97
Less distributions from:
Net investment income	(.98)	(.75)	(.95)	(.76)	(.85)
Net realized gains	(2.38)	—	—	(.64)	(2.80)
Total distributions	(3.36)	(.75)	(.95)	(1.40)	(3.65)
Net asset value, end of period	$21.33	$26.56	$23.50	$22.93	$24.62
Total Return (%)	(7.66)[b]	16.54	6.81	(1.44)[b]	3.83
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	120	147	185	202	247
Ratio of expenses before expense reductions (%)[c]	.69	.63	.62	.60	.62
Ratio of expenses after expense reductions (%)[c]	.68	.63	.62	.58	.62
Ratio of net investment income (loss) (%)	3.34	2.85	2.66	2.85	2.83
Portfolio turnover rate (%)	70	122	135	92	88
a	Based on average shares outstanding during the period.
b	Total return would have been lower had certain expenses not been reduced.
c	Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.
Prospectus May 1, 2019	24	Financial Highlights

Appendix
Hypothetical Expense Summary
Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the fund may be higher or lower than 5% and, for money market funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.
The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund’s prospectus to consider the investment objective, risks, expenses and charges of the fund prior to investing.

DWS Global Income Builder VIP — Class B
	Maximum Sales Charge: 0.00%	Initial Hypothetical Investment: $10,000		Assumed Rate of Return: 5%
Year	Cumulative Return Before Fees & Expenses	Annual Fund Expense Ratios	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	0.86%	4.14%	$10,414.00	$87.78
2	10.25%	1.15%	8.15%	$10,814.94	$122.07
3	15.76%	1.15%	12.31%	$11,231.31	$126.77
4	21.55%	1.15%	16.64%	$11,663.72	$131.65
5	27.63%	1.15%	21.13%	$12,112.77	$136.71
6	34.01%	1.15%	25.79%	$12,579.11	$141.98
7	40.71%	1.15%	30.63%	$13,063.41	$147.44
8	47.75%	1.15%	35.66%	$13,566.35	$153.12
9	55.13%	1.15%	40.89%	$14,088.66	$159.02
10	62.89%	1.15%	46.31%	$14,631.07	$165.14
Total					$1,371.68
Additional Index Information
S&P Target Risk Moderate Index offers significant exposure to fixed income, while also increasing opportunities for higher returns through equities.
Bloomberg Barclays U.S. Universal Index represents the union of the U.S. Aggregate Index, U.S. Corporate High-Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index.
Prospectus May 1, 2019	25	Appendix

MSCI World High Dividend Yield Index is based on the MSCI World Index, its parent index, and includes large and mid capitalization stocks across 23 Developed Markets countries. The index is designed to reflect the performance of equities in the parent index (excluding REITs) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The index also applies quality screens and reviews 12-month past performance to omit stocks with potentially deteriorating fundamentals that could force them to cut or reduce dividends.
Prospectus May 1, 2019	26	Appendix

To Get More Information
Shareholder reports. Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected fund performance during its last fiscal year.
Statement of Additional Information (SAI). This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it’s legally part of this prospectus).
For a free copy of any of these documents or to request other information about the fund, contact DWS at the telephone number or address listed below. SAIs and shareholder reports are also available through the DWS Web site at dws.com. These documents and other information about the fund are available from the EDGAR
Database on the SEC’s Internet site at sec.gov. If you like, you may obtain copies of this information, after paying a duplicating fee, by e-mailing a request to publicinfo@sec.gov.
Contact Information
DWS	222 South Riverside Plaza Chicago, IL 60606-5808 dws.com
(800) 728-3337
Distributor	DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
SEC File Number	Deutsche DWS Variable Series II 811-05002
(05/01/19) 2B-GIB

Prospectus
May 1, 2019
DEUTSCHE DWS VARIABLE SERIES II (formerly DEUTSCHE VARIABLE SERIES II)
Class B

DWS Government & Agency Securities VIP (formerly Deutsche Government & Agency Securities VIP)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission (SEC), you may not be receiving paper copies of the fund’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from your insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a Web site, and your insurance company will notify you by mail each time a report is posted and provide you with a Web site link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your insurance company electronically by following the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. If your insurance company informs you that future reports will be delivered via Web access, you can inform your insurance company that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by your insurance company.
This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.
The SEC does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

DWS Government & Agency Securities VIP
(formerly Deutsche Government & Agency Securities VIP)
Investment Objective
The fund seeks high current income consistent with preservation of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.
SHAREHOLDER FEES
(paid directly from your investment)	None
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)
Management fee	0.45
Distribution/service (12b-1) fees	0.25
Other expenses	0.58
Total annual fund operating expenses	1.28
Fee waiver/expense reimbursement	0.40
Total annual fund operating expenses after fee waiver/expense reimbursement	0.88
The Advisor has contractually agreed through April 30, 2020 to waive its fees and/or reimburse certain operating expenses of the fund to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses and acquired funds fees and expenses) at a ratio no higher than 0.88% for Class B shares. The agreement may only be terminated with the consent of the fund’s Board.
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses (including one year of capped expenses in each period) remain the same. This example does not reflect any fees or sales charges imposed by a variable contract for which the fund is an investment option. If they were included, your costs would be higher.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$90	$366	$664	$1,510
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 448% of the average value of its portfolio.
Principal Investment Strategy
Main investments. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in US government securities and repurchase agreements of US government securities. US government-related debt instruments in which the fund may invest include: (i) direct obligations of the US Treasury; (ii) securities such as Ginnie Maes which are mortgage-backed securities issued and guaranteed by the Government National Mortgage Association (GNMA) and supported by the full faith and credit of the United States; and (iii) securities issued or guaranteed, as to their payment of principal and interest, by US government agencies or government sponsored entities, some of which may be supported only by the credit of the issuer.

Prospectus May 1, 2019	1	DWS Government & Agency Securities VIP

The fund may also invest in securities or instruments on a when-issued, delayed delivery or forward commitment basis (e.g. TBAs). A forward commitment transaction is an agreement by the fund to purchase or sell securities at a specified future date. The fund may sell the forward commitment securities before the settlement date or enter into new commitments to extend the delivery date into the future.
The fund normally invests all of its assets in securities issued or guaranteed by the US government, its agencies or instrumentalities, except the fund may invest up to 10% of its net assets in cash equivalents, such as money market funds, and short-term bond funds. These securities may not be issued or guaranteed by the US government, its agencies or instrumentalities.
Management process. In deciding which types of government bonds to buy and sell, portfolio management first considers the relative attractiveness of US Treasuries compared to other US government and agency securities and then determines allocations. Their decisions are generally based on a number of factors, including changes in supply and demand within the bond market.
In choosing individual bonds, portfolio management reviews each bond’s fundamentals, compares the yields of shorter maturity bonds to those of longer maturity bonds and uses technical analysis to project prepayment rates and other factors that could affect a bond’s attractiveness. Portfolio management may also adjust the duration (a measure of sensitivity to interest rate movements) of the fund’s portfolio, based upon their analysis.
Derivatives. Portfolio management generally may use futures contracts and interest rate swap contracts, which are types of derivatives (contracts whose value are based on, for example, indices, currencies or securities) to gain exposure to different parts of the yield curve while managing overall duration. In addition, portfolio management generally may use options, forward foreign currency contracts and total return swap contracts, which are types of derivatives, to seek to enhance potential gains by increasing or decreasing the fund’s exposure to a particular sector or market or as a substitute for direct investment.
The fund may also use other types of derivatives (I) for hedging; (ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (IV) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.
Securities lending. The fund may lend securities (up to one-third of total assets) to approved institutions, such as registered broker-dealers, banks and pooled investment vehicles.
Active Trading. The fund may trade actively and this may lead to high portfolio turnover.

Main Risks
There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Interest rate risk. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund’s debt securities, the more sensitive the fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) Recent and potential future changes in monetary policy made by central banks or governments are likely to affect the level of interest rates. Rising interest rates may prompt redemptions from the fund, which may force the fund to sell investments at a time when it is not advantageous to do so, which could result in losses. The fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.
Prepayment and extension risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund’s assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund’s share price and yield and could hurt fund performance.
Derivatives risk. Risks associated with derivatives may include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.
Credit risk. The fund's performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation.
Some securities issued by US government agencies or instrumentalities are backed by the full faith and credit of the US government. Other securities that are supported only by the credit of the issuing agency or instrumentality are subject to greater credit risk than securities backed by the full faith and credit of the US government. This is
Prospectus May 1, 2019	2	DWS Government & Agency Securities VIP

because the US government might provide financial support, but has no obligation to do so, if there is a potential or actual loss of principal or failure to make interest payments.
Because of the rising US government debt burden, it is possible that the US government may not be able to meet its financial obligations or that securities issued by the US government may experience credit downgrades. Such a credit event may also adversely impact the financial markets and the fund.
Mortgage-backed securities risk. These securities represent interests in “pools” of mortgages and often involve risks that are different from or possibly more acute than risks associated with other types of debt instruments. When market interest rates increase, the market values of mortgage-backed securities decline. At the same time, however, mortgage refinancings and prepayments slow, which lengthens the effective duration of these securities. As a result, the negative effect of the interest rate increase on the market value of mortgage-backed securities is usually more pronounced than it is for other types of fixed income securities, potentially increasing the volatility of the fund. Conversely, when market interest rates decline, while the value of mortgage-backed securities may increase, the rate of prepayment of the underlying mortgages also tends to increase, which shortens the effective duration of these securities and may expose the fund to a lower rate of return on investment.
Security selection risk. The securities in the fund’s portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.
Market risk. The market value of the securities in which the fund invests may be impacted by the prospects of individual issuers, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets.
Forward commitment risk. When a fund engages in when-issued, delayed delivery or forward commitment transactions (e.g., TBAs), the fund relies on the counterparty to consummate the sale. Failure to do so may result in the fund missing the opportunity to obtain a price or yield considered to be advantageous. Such transactions may also have the effect of leverage on the fund and may cause the fund to be more volatile. Additionally, these transactions may create a higher portfolio turnover rate.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment and/or the fund may sell certain investments at a price or time that is not advantageous in order to meet redemption requests or other cash needs. Unusual market conditions, such as an unusually high volume of redemptions or other similar conditions could increase liquidity risk for the fund, and in extreme conditions, the fund could have difficulty meeting redemption requests.
Pricing risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.
Securities lending risk. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.
Operational and technology risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations.
Active trading risk. Active securities trading could raise transaction costs (thus lowering returns).
Past Performance
How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends and distributions were reinvested. For more recent performance figures, go to dws.com (the Web site does not form a part of this prospectus) or call the telephone number included in this prospectus. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.
Prospectus May 1, 2019	3	DWS Government & Agency Securities VIP

CALENDAR YEAR TOTAL RETURNS  (%) (Class B)

	Returns	Period ending
Best Quarter	4.76%	June 30, 2010
Worst Quarter	-2.60%	June 30, 2013
Year-to-Date	2.11%	March 31, 2019
Average Annual Total Returns
(For periods ended 12/31/2018 expressed as a %)
	Class Inception	1 Year	5 Years	10 Years
Class B before tax	7/1/2002	0.19	1.36	2.66
Bloomberg Barclays GNMA Index (reflects no deduction for fees, expenses or taxes)		1.02	2.35	3.16
Management
Investment Advisor
DWS Investment Management Americas, Inc.
Portfolio Manager(s)
Gregory M. Staples, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2016.
Scott Agi, CFA, Director. Portfolio Manager of the fund. Began managing the fund in 2014.
Purchase and Sale of Fund Shares
The fund is intended for use in a variable insurance product. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.
Tax Information
The fund normally distributes its net investment income and realized capital gains, if any, to its shareholders, the separate accounts of participating insurance companies. These distributions may not be taxable to the holders of variable annuity contracts and variable life insurance policies. For information concerning the federal income tax consequences for the holders of such contracts or policies, holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.
Payments to Financial Intermediaries
If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund, the Advisor, and/or the Advisor’s affiliates, may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's Web site for more information.
Prospectus May 1, 2019	4	DWS Government & Agency Securities VIP

Fund Details
Additional Information About Fund Strategies and Risks
DWS Government & Agency Securities VIP
Investment Objective
The fund seeks high current income consistent with preservation of capital.
Principal Investment Strategy
Main investments. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in US government securities and repurchase agreements of US government securities. US government-related debt instruments in which the fund may invest include: (i) direct obligations of the US Treasury; (ii) securities such as Ginnie Maes which are mortgage-backed securities issued and guaranteed by the Government National Mortgage Association (GNMA) and supported by the full faith and credit of the United States; and (iii) securities issued or guaranteed, as to their payment of principal and interest, by US government agencies or government sponsored entities, some of which may be supported only by the credit of the issuer.
The fund may also invest in securities or instruments on a when-issued, delayed delivery or forward commitment basis (e.g. TBAs). A forward commitment transaction is an agreement by the fund to purchase or sell securities at a specified future date. The fund may sell the forward commitment securities before the settlement date or enter into new commitments to extend the delivery date into the future.
The fund normally invests all of its assets in securities issued or guaranteed by the US government, its agencies or instrumentalities, except the fund may invest up to 10% of its net assets in cash equivalents, such as money market funds, and short-term bond funds. These securities may not be issued or guaranteed by the US government, its agencies or instrumentalities.
Management process. In deciding which types of government bonds to buy and sell, portfolio management first considers the relative attractiveness of US Treasuries compared to other US government and agency securities and then determines allocations. Their decisions are generally based on a number of factors, including changes in supply and demand within the bond market.
In choosing individual bonds, portfolio management reviews each bond’s fundamentals, compares the yields of shorter maturity bonds to those of longer maturity bonds and uses technical analysis to project prepayment rates and other factors that could affect a bond’s attractiveness. Portfolio management may also adjust the duration (a measure of sensitivity to interest rate movements) of the fund’s portfolio, based upon their analysis.
Derivatives. Portfolio management generally may use futures contracts and interest rate swap contracts, which are types of derivatives (contracts whose value are based on, for example, indices, currencies or securities) to gain exposure to different parts of the yield curve while managing overall duration. In addition, portfolio management generally may use options, forward foreign currency contracts and total return swap contracts, which are types of derivatives, to seek to enhance potential gains by increasing or decreasing the fund’s exposure to a particular sector or market or as a substitute for direct investment.
The fund may also use other types of derivatives (I) for hedging; (ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (IV) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.
Securities lending. The fund may lend securities (up to one-third of total assets) to approved institutions, such as registered broker-dealers, banks and pooled investment vehicles.
Active Trading. The fund may trade actively and this may lead to high portfolio turnover.
Main Risks
There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments. The fund may not achieve its investment objective, and is not

Prospectus May 1, 2019	5	Fund Details

intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Interest rate risk. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund’s debt securities, the more sensitive the fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) Recent and potential future changes in monetary policy made by central banks or governments are likely to affect the level of interest rates. Rising interest rates may prompt redemptions from the fund, which may force the fund to sell investments at a time when it is not advantageous to do so, which could result in losses. The fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.
Prepayment and extension risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund’s assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund’s share price and yield and could hurt fund performance.
Derivatives risk. Risks associated with derivatives may include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.
There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.
Credit risk. The fund's performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation.
Some securities issued by US government agencies or instrumentalities are backed by the full faith and credit of the US government. Other securities that are supported only by the credit of the issuing agency or instrumentality are subject to greater credit risk than securities backed by the full faith and credit of the US government. This is because the US government might provide financial support, but has no obligation to do so, if there is a potential or actual loss of principal or failure to make interest payments.
Because of the rising US government debt burden, it is possible that the US government may not be able to meet its financial obligations or that securities issued by the US government may experience credit downgrades. Such a credit event may also adversely impact the financial markets and the fund.
Mortgage-backed securities risk. These securities represent interests in “pools” of mortgages and often involve risks that are different from or possibly more acute than risks associated with other types of debt instruments. When market interest rates increase, the market values of mortgage-backed securities decline. At the same time, however, mortgage refinancings and prepayments slow, which lengthens the effective duration of these securities. As a result, the negative effect of the interest rate increase on the market value of mortgage-backed securities is usually more pronounced than it is for other types of fixed income securities, potentially increasing the volatility of the fund. Conversely, when market interest rates decline, while the value of mortgage-backed securities may increase, the rate of prepayment of the underlying mortgages also tends to increase, which shortens the effective duration of these securities and may expose the fund to a lower rate of return on investment.
Security selection risk. The securities in the fund’s portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.
Market risk. The market value of the securities in which the fund invests may be impacted by the prospects of individual issuers, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets.
Forward commitment risk. When a fund engages in when-issued, delayed delivery or forward commitment transactions (e.g., TBAs), the fund relies on the counterparty to consummate the sale. Failure to do so may result in the fund missing the opportunity to obtain a price or yield considered to be advantageous. Such transactions may also have the effect of leverage on the fund and may cause the fund to be more volatile. Additionally, these transactions may create a higher portfolio turnover rate.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to
Prospectus May 1, 2019	6	Fund Details

honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment and/or the fund may sell certain investments at a price or time that is not advantageous in order to meet redemption requests or other cash needs. Unusual market conditions, such as an unusually high volume of redemptions or other similar conditions could increase liquidity risk for the fund, and in extreme conditions, the fund could have difficulty meeting redemption requests.
This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced). This may affect only certain securities or an overall securities market.
The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed-income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Additionally, market participants, other than the fund, may attempt to sell fixed income holdings at the same time as the fund, which could cause downward pricing pressure and contribute to illiquidity.
Pricing risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.
Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may prevent the fund from being able to realize full value and thus sell a security for its full valuation. This could cause a material decline in the fund’s net asset value.
Securities lending risk. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.
Operational and technology risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations.
Cyber-attacks may include unauthorized attempts by third parties to improperly access, modify, disrupt the operations of, or prevent access to the systems of the fund’s service providers or counterparties, issuers of securities held by the fund or other market participants or data within them. In addition, power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
Cyber-attacks, disruptions, or failures may adversely affect the fund and its shareholders or cause reputational damage and subject the fund to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. For example, the fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value, and impede trading). In addition, cyber-attacks, disruptions, or failures involving a fund counterparty could affect such counterparty’s ability to meet its obligations to the fund, which may result in losses to the fund and its shareholders. Similar types of operational and technology risks are also present for issuers of securities held by the fund, which could have material adverse consequences for such issuers, and may cause the fund’s investments to lose value. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments.
While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions, or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund, or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such
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plans and processes will address the possibility of and fallout from cyber-attacks, disruptions, or failures. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, fund counterparties, issuers of securities held by the fund, or other market participants.
Active trading risk. Active securities trading could raise transaction costs (thus lowering returns).
Other Policies and Risks
While the previous pages describe the main points of the fund’s strategy and risks, there are a few other matters to know about:
■	Although major changes tend to be infrequent, the fund’s Board could change the fund's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days notice prior to making any changes to the fund's 80% investment policy as described herein.
■	When, in the Advisor's opinion, it is advisable to adopt a temporary defensive position because of unusual and adverse or other market conditions, up to 100% of the fund's assets may be held in cash or invested in money market securities or other short-term investments. Short-term investments consist of (1) foreign and domestic obligations of sovereign governments and their agencies and instrumentalities, authorities and political subdivisions; (2) other short-term rated debt securities or, if unrated, determined to be of comparable quality in the opinion of the Advisor; (3) commercial paper; (4) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (5) repurchase agreements. Short-term investments may also include shares of money market mutual funds. To the extent the fund invests in such instruments, the fund will not be pursuing its investment objective. However, portfolio management may choose to not use these strategies for various reasons, even in volatile market conditions.
■	Portfolio management measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, its own judgment. All securities must meet the credit quality standards applied by portfolio management at the time they are purchased. If a security’s credit quality changes, portfolio management will decide what to do with the security, based on its assessment of what would most benefit the fund.
■	From time to time, the fund may have a concentration of shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the fund.
■	Your fund assets may be at risk of being transferred to the appropriate state if you fail to maintain a valid address and/or if certain activity does not occur in your account within the time specified by state abandoned property law. Contact your financial representative or the transfer agent for additional information.
For More Information
This prospectus doesn’t tell you about every policy or risk of investing in the fund. If you want more information on the fund’s allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).
Keep in mind that there is no assurance that the fund will achieve its investment objective.
A complete list of the fund’s portfolio holdings as of the month-end is posted on dws.com on or after the last day of the following month. More frequent posting of portfolio holdings information may be made from time to time on dws.com. The posted portfolio holdings information is available by fund and generally remains accessible at least until the date on which the fund files its Form N-CSR or N-Q (or, once the fund begins filing on Form N-PORT in April 2019, a Form N-CSR or publicly available Form N-PORT) with the SEC for the period that includes the date as of which the posted information is current. The fund’s Statement of Additional Information includes a description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio holdings.
Who Manages and Oversees the Fund
The Investment Advisor
DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for the fund. Under the oversight of the Board, the Advisor makes investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. Deutsche Bank AG reorganized its asset management division, Deutsche Asset Management, into a separate financial services firm, DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is now a separate, publicly-listed financial services firm that is an indirect, majority-owned subsidiary of Deutsche Bank AG. The Advisor is an indirect, wholly-owned subsidiary of DWS Group. The Advisor and its predecessors have more than 90 years of experience managing mutual funds and provide a full range of global investment advisory services to institutional and retail clients.
DWS represents the asset management activities conducted by DWS Group or any of its subsidiaries, including DIMA, other affiliated investment advisors and DWS Distributors, Inc. (“DDI” or the “Distributor”). DWS is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio
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managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.
The Advisor may utilize the resources of its global investment platform to provide investment management services through branch offices or affiliates located outside the US. In some cases, the Advisor may also utilize its branch offices or affiliates located in the US or outside the US to perform certain services, such as trade execution, trade matching and settlement, or various administrative, back-office or other services. To the extent services are performed outside the US, such activity may be subject to both US and foreign regulation. It is possible that the jurisdiction in which the Advisor or its affiliate performs such services may impose restrictions or limitations on portfolio transactions that are different from, and in addition to, those that apply in the US.
Management Fee. The Advisor receives a management fee from the fund. Below is the management rate paid by the fund for the most recent fiscal year, as a percentage of the fund’s average daily net assets:
Fund Name	Fee Paid
DWS Government & Agency Securities VIP	0.07%**
**	Reflects the effects of expense limitations and/or fee waivers then in effect.
The following waiver is currently in effect:
The Advisor has contractually agreed through April 30, 2020 to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses and acquired funds fees and expenses) at a ratio no higher than 0.88% for Class B shares. The agreement may only be terminated with the consent of the fund’s Board.
A discussion regarding the basis for the Board renewal of the fund’s investment management agreement is contained in the most recent shareholder report for the annual period ended December 31 and the semi-annual period ended June 30 (see “Shareholder reports” on the back cover).
Under a separate administrative services agreement between the fund and the Advisor, the fund pays the Advisor a fee of 0.10% of the fund’s average daily net assets for providing most of the fund's administrative services. The administrative services fee discussed above is included in the fees and expenses table under “Other expenses.”
Multi-Manager Structure. The Advisor, subject to the approval of the Board, has ultimate responsibility to oversee any subadvisor to the fund and to recommend the hiring, termination and replacement of subadvisors. The fund and the Advisor have received an order from the SEC that permits the Advisor to appoint or replace certain subadvisors, to manage all or a portion of the fund’s assets and enter into, amend or terminate a subadvisory agreement with certain subadvisors, in each case subject to the approval of the fund’s Board but without obtaining shareholder approval (“multi-manager structure”). The multi-manager structure applies to subadvisors that are not affiliated with the fund or the Advisor (“nonaffiliated subadvisors”), as well as subadvisors that are indirect or direct, wholly-owned subsidiaries of the Advisor or that are indirect or direct, wholly-owned subsidiaries of the same company that, indirectly or directly, wholly owns the Advisor (“wholly-owned subadvisors”). Pursuant to the SEC order, the Advisor, with the approval of the fund’s Board, has the discretion to terminate any subadvisor and allocate and reallocate the fund’s assets among any other nonaffiliated subadvisors or wholly-owned subadvisors (including terminating a nonaffiliated subadvisor and replacing it with a wholly-owned subadvisor). The fund and the Advisor are subject to the conditions imposed by the SEC order, including the condition that within 90 days of hiring a new subadvisor pursuant to the multi-manager structure, the fund will provide shareholders with an information statement containing information about the new subadvisor. The shareholders of the fund have approved the multi-manager structure described herein.
Management
DWS Government & Agency Securities VIP
The following Portfolio Managers are jointly and primarily responsible for the day-to-day management of the fund.
Gregory M. Staples, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2016.
■	Joined DWS in 2005 with 23 years of industry experience. Prior to joining, he served as a Senior Managing Director at MONY.
■	Head of Fixed Income for North America: New York.
■	BA in Economics, Columbia College; MBA, New York University, Stern School of Business.
Scott Agi, CFA, Director. Portfolio Manager of the fund. Began managing the fund in 2014.
■	Joined DWS in 2006 with eight years of industry experience. Prior to joining, he served as an MBS Analyst at Bear Stearns, in Portfolio Analytics at TimesSquare Capital Management and as a Quantitative Analyst in the Municipal Bond Division at The Vanguard Group.
■	Head of US Rates and Mortgage Backed Securities Sector Team: New York.
■	BS in Finance, Albright College.
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The fund’s Statement of Additional Information provides additional information about a portfolio manager’s investments in the fund, a description of the portfolio management compensation structure and information regarding other accounts managed.
Prospectus May 1, 2019	10	Fund Details

Investing in the Fund
Your Investment in the Fund
The information in this section may affect anyone who selects the fund as an investment option in a variable annuity contract or variable life insurance policy that offers the fund. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The fund assumes no responsibility for such prospectuses.
For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at fundsus.dws.com/EN/resources/calculators.jsp (the Web site does not form a part of this prospectus).
Policies about transactions
The information in this prospectus applies to Class B shares of the fund. The fund offers two classes of shares. Class B shares are offered at net asset value and are subject to 12b-1 fees.
Technically, the shareholders of Deutsche DWS Variable Series II are the participating insurance companies (the “insurance companies”) that offer the fund as choices for holders of certain variable annuity contracts or variable life insurance policies (the “contract(s)”) issued or sponsored by the insurance companies. The insurance companies may pass through voting rights to the contract owners. The fund does not sell shares directly to the public. The fund sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the fund by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract. Depending on context in the prospectus, the terms “you” and “yours” refer to either a contract owner or to the insurance company that issues the contract. References to “buying,” “purchasing” or “holding” fund shares refer only to the insurance company, not the contract owner.
Please bear in mind that there are important differences between DWS retail funds available to any investor (a “Retail Fund”) and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the fund, are not sold to insurance company separate accounts to fund investments in variable insurance contracts. In addition, the investment objective, policies and strategies of the fund, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than the fund and have different expense ratios than the fund. As a result, the performance of the fund and a Retail Fund will differ.
Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the fund, orderly portfolio management could be disrupted to the potential detriment of shareholders of the fund.
The fund currently does not foresee any disadvantages to the holders of variable annuity contracts or variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in any such event.
The fund has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. This means that when an insurance company opens an account, the fund will ask for its name, address and other information that will allow the fund to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.
For certain insurance companies, the fund might request additional information (for instance, the fund would ask for documents such as the insurance company’s articles of incorporation) to help the fund verify the insurance company’s identity.
The fund will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in “good order.” Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

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The fund may reject a new account application if the insurance company doesn’t provide any required or requested identifying information, or for other reasons.
Buying and Selling Shares
The fund is open for business each day the New York Stock Exchange is open. The fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).
The fund continuously sells shares to each insurance company separate account, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed by the insurance company. The insurance company offers contract owners units in its separate accounts which correspond to shares in a fund. Each insurance company submits purchase and redemption orders to a fund based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed by the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.
Important information about buying and selling shares
■	After receiving a contract owner’s order, the insurance company buys or sells shares at the net asset value next calculated on any day the fund is open for business.
■	Unless otherwise instructed, the fund normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.
■	Redemptions will generally be in the form of cash, though the fund reserves the right to redeem in kind as described below. The fund typically expects to satisfy redemption requests by using available cash or by selling portfolio securities if available cash is not sufficient to meet redemptions. The fund may utilize an existing line of credit for temporary coverage in the event of a cash shortfall. The fund may also utilize interfund lending, though such use is expected to be rare. The fund may use any of these methods of satisfying redemption requests under normal or stressed market conditions. During periods of distressed market conditions, when a significant portion of the fund’s portfolio may be comprised of less-liquid investments, the fund may be more likely to pay redemption proceeds by giving you securities.
■	The fund does not issue share certificates.
■	The fund reserves the right to reject purchases of shares for any reason.
■	The fund reserves the right to withdraw or suspend the offering of shares at any time.
■	The fund reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a fund from disposing of its portfolio securities or pricing its shares.
■	The fund may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the fund, they are deemed to be in the fund’s best interests or when the fund is requested or compelled to do so by governmental authority or by applicable law.
■	The fund may close and liquidate an account if the fund is unable to verify provided information, or for other reasons; if the fund decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the fund shares and may incur tax liability.
■	The fund may pay for shares sold by “redeeming in kind,” that is, by distributing to you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the fund generally won’t make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund’s net assets, whichever is less.
■	A purchase order from an insurance company separate account may not be accepted if the sale of fund shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the fund.
Market Timing Policies and Procedures. Short-term and excessive trading of fund shares may present risks to the fund’s long-term shareholders (as used herein, the term “shareholders” may refer to the contract owners), including potential dilution in the value of fund shares, interference with the efficient management of a fund (including losses on the sale of investments), realized gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if the fund invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have “readily available market quotations.” Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in fund valuation that arise
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from the nature of the securities held by the fund (e.g., “time zone arbitrage”). The fund discourages short-term and excessive trading and has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.
The fund reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, the fund may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to the fund. The fund, through its Advisor and transfer agent, will monitor changes in investment direction (CID) by a shareholder within a fund. A CID is a transaction opposite to the prior transaction, which can be a purchase, redemption or exchange. The fund may take other trading activity into account if the fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.
Shareholders are limited to four roundtrip transactions in the same DWS fund (excluding money market funds) over a rolling 12-month period. A “roundtrip” transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same fund's shares. Shareholders with four or more roundtrip transactions in the same DWS fund within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that DWS fund for 12 months. The fund reserves the right to extend or maintain a block beyond 12-months if it deems that the shareholder's activity was harmful to the fund, or that the pattern of activity suggests a pattern of abuse. The rights of a shareholder to redeem shares of a DWS fund are not affected by the four roundtrip transaction limitation.
The fund may make exceptions to the roundtrip transaction policy for certain types of transactions if in the opinion of the Advisor, the transactions do not represent short-term or excessive trading or are not abusive or harmful to the fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the fund or administrator and transactions by certain qualified fund-of-funds.
In certain circumstances, the fund may rely upon the policy of the insurance company or other financial intermediary to deter short-term or excessive trading if the Advisor believes that the policy of such insurance company or other financial intermediary is reasonably designed to detect and deter transactions that are not in the best interests of the fund. An insurance company’s or other financial intermediary’s policy relating to short-term or excessive trading may be more or less restrictive than the DWS funds' policy, may permit certain transactions not permitted by DWS funds' policies, or prohibit transactions not subject to DWS funds' policies.
The Advisor may also accept undertakings from an insurance company or other financial intermediary to enforce short-term or excessive trading policies on behalf of the fund that provide a substantially similar level of protection for the fund against such transactions. For example, certain insurance companies may have contractual or legal restrictions, or operational constraints, that prevent them from blocking an account. In such instances, the Advisor may permit the insurance company to use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.
In addition, to the extent that the fund invests some portion of its assets in foreign securities, that fund has adopted certain fair valuation practices intended to protect the fund from “time zone arbitrage” with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the fund. (See “How the Fund Calculates Share Price.”)
There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying contract holders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. The Advisor reviews trading activity at the separate account level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the separate account level, the Advisor will contact the insurance company or other financial intermediary to request underlying contract holder activity. Depending on the amount of fund shares held in such separate account (which may represent most of the fund’s shares), short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. If short-term or excessive trading is identified, the Advisor will take appropriate action.
The fund’s market timing policies and procedures may be modified or terminated at any time.
How to receive account information
If you are a contract owner, you should contact your insurance company or the organization that provides recordkeeping services for information about your account.
Please see the contract prospectus that accompanies this prospectus for the customer service telephone number.
How to select shares
Shares in the fund are available in connection with certain variable annuity and life insurance arrangements. Each insurance company has different provisions about how and
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when their contract owners may select fund shares. Each insurance company is responsible for communicating its contract owners’ instructions to the fund. Contract owners should contact their insurance company to effect transactions in connection with the fund.
Financial intermediary support payments
The Advisor, the Distributor and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries (“financial representatives”) in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares (“revenue sharing”). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the fund, any recordkeeping/sub-transfer agency/networking fees payable by the fund (generally through the Distributor or an affiliate) and/or the Distributor or Advisor to certain financial representatives for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial representatives. For example, the Advisor, the Distributor and/or their affiliates may, using their legitimate profits, compensate financial representatives for providing the fund with “shelf space” or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund “supermarket” platforms and other formal sales programs; granting the Distributor access to the financial representative’s sales force; granting the Distributor access to the financial representative’s conferences and meetings; assistance in training and educating the financial representative’s personnel; and obtaining other forms of marketing support. In addition, revenue sharing payments may consist of the Distributor’s and/or its affiliates’ payment or reimbursement of ticket charges that would otherwise be assessed by a financial representative on an investor’s fund transactions.
The level of revenue sharing payments made to financial representatives may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial representative, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial representatives or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial representatives based on, for example, the nature of the services provided by the financial representative.
The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares or the retention and/or servicing of investors to financial representatives in amounts that generally range from 0.01% up to 0.52% of assets of the fund serviced and maintained by the financial representative, 0.05% to 0.25% of sales of the fund attributable to the financial representative, a flat fee of up to $143,750, or any combination thereof. These amounts are annual figures typically paid on a quarterly basis and are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial representative’s recommendation of the fund or of any particular share class of the fund. You should review your financial representative’s compensation disclosure and/or talk to your financial representative to obtain more information on how this compensation may have influenced your financial representative’s recommendation of the fund. Additional information regarding these revenue sharing payments is included in the fund’s Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).
The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial representatives under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial representatives to retirement plans that obtain recordkeeping services from ADP, Inc. or to 403(b) plans that obtain recordkeeping services from Ascensus, Inc. on the DWS-branded retirement plan platform (the “Platform”). The level of revenue sharing payments is based upon sales of both the DWS funds and the non-DWS funds by the financial representative on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial representative on the Platform.
It is likely that broker-dealers that execute portfolio transactions for the fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates
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will not use fund brokerage to pay for their obligation to provide additional compensation to financial representatives as described above.
How the Fund Calculates Share Price
To calculate net asset value per share, or NAV, the fund uses the following equation:
(	Total Assets	−	Total Liabilities	)	÷	Total Number of Shares Outstanding	=	NAV
The price at which you buy and sell shares for the fund is the NAV. To obtain the fund's most recent share price, go to dws.com (we have included our Web site address as an inactive textual reference and do not intend it to be an active link to our Web site; the Web site does not form a part of this prospectus) or call the telephone number included in this prospectus.
We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security’s value or a meaningful portion of the value of the fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the fund’s value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.
It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be the fund’s use of fair value pricing. This is intended to reduce the fund’s exposure to “time zone arbitrage” and other harmful trading practices. (See “Market timing policies and procedures.”)
To the extent that the fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren’t able to buy or sell fund shares through the contract. This is because some foreign markets are open on days and at times when the fund doesn’t price the shares.
Distributions
The fund intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The fund may make additional distributions if necessary.
All distributions will be reinvested in shares of a fund unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the fund for federal income tax purposes.
Taxes
The fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and intends to meet all requirements necessary to avoid paying any federal income or excise taxes.
Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59½ may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.
In order for investors to receive the favorable federal income tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to diversify its assets such that a separate account investing in the fund will comply with these requirements with respect to the amounts invested in a fund. If a fund or separate account does not meet such requirements or if a fund were to fail to qualify as a regulated investment company for any taxable year and could not or did not cure such failure, income allocable to the contracts associated with the separate account may be taxable currently for federal income tax purposes to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure. In addition, if a fund were to fail to qualify and be eligible for treatment as a regulated investment company for any taxable year and could not or did not cure such failure, the fund would be subject to tax on its taxable income at corporate rates.
Under Treasury regulations, insurance companies holding the separate accounts may have to report to the IRS losses above a certain amount resulting from a sale or disposition of a fund’s shares.
The discussion above is generally based on the assumption that shares of a fund will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the IRS finds an impermissible level of “investor control” over the investment options underlying variable contracts), the advantageous federal
Prospectus May 1, 2019	15	Investing in the Fund

income tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available. In that situation, the person or persons determined to own the fund shares will be currently taxed for federal income tax purposes on fund distributions, and on the proceeds of any redemption of fund shares.
Participating insurance companies should consult their own tax advisors as to whether distributions from a fund are subject to federal income tax if they are retained as part of policy reserves.
Fund investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments, which will reduce a fund's return on such securities.
The fund’s investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such investments. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.
The preceding is a brief summary of certain of the relevant federal income tax considerations. Because each shareholder’s and contract holder’s tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible federal, foreign, state or local taxes.
Marketing and Distribution Fees
Deutsche DWS Variable Series II has adopted a 12b-1 plan for the fund’s Class B shares. Under the plan, Deutsche DWS Variable Series II may make quarterly payments to the Distributor for distribution and shareholder servicing related expenses incurred or paid by the Distributor or a participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of 0.25% of the average daily net assets of Class B shares during that quarterly period. Depending on the participating insurance company's corporate structure and applicable state law, the distributor may remit payments to the participating insurance company's affiliated broker-dealers or other affiliated company rather than to the participating insurance company itself.
Because 12b-1 fees for Class B shares are paid out of fund assets on an ongoing basis, they will, over time, increase the cost of investment in Class B shares and may cost more than other types of sales charges.
Examples of expenses payable under the plan include the costs of printing and mailing materials (such as fund prospectuses, shareholder reports, fund advertisements and sales literature), holding seminars and sales meetings, providing customer service to policyholders and sales compensation.
Prospectus May 1, 2019	16	Investing in the Fund

Financial Highlights
The financial highlights are designed to help you understand recent financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the fund’s annual report (see “Shareholder reports” on the back cover). This information does not reflect charges and fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These charges and fees will reduce returns.

DWS Government & Agency Securities VIP — Class B
	Years Ended December 31,
	2018	2017	2016	2015	2014
Selected Per Share Data
Net asset value, beginning of period	$11.14	$11.24	$11.46	$11.79	$11.46
Income (loss) from investment operations:
Net investment income[a]	.24	.19	.21	.23	.25
Net realized and unrealized gain (loss)	(.22)	(.04)	(.12)	(.27)	.31
Total from investment operations	.02	.15	.09	(.04)	.56
Less distributions from:
Net investment income	(.26)	(.25)	(.31)	(.29)	(.23)
Net asset value, end of period	$10.90	$11.14	$11.24	$11.46	$11.79
Total Return (%)[b]	.19	1.31	.79	(.36)	4.95
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	2	2	3	3
Ratio of expenses before expense reductions (%)[c]	1.28	1.21	1.21	1.09	1.06
Ratio of expenses after expense reductions (%)[c]	.90	.95	.93	1.03	1.03
Ratio of net investment income (%)	2.23	1.69	1.88	1.99	2.16
Portfolio turnover rate (%)	448	588	521	376	393
a	Based on average shares outstanding during the period.
b	Total return would have been lower had certain expenses not been reduced.
c	Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.
Prospectus May 1, 2019	17	Financial Highlights

Appendix
Hypothetical Expense Summary
Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the fund may be higher or lower than 5% and, for money market funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.
The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund’s prospectus to consider the investment objective, risks, expenses and charges of the fund prior to investing.

DWS Government & Agency Securities VIP — Class B
	Maximum Sales Charge: 0.00%	Initial Hypothetical Investment: $10,000		Assumed Rate of Return: 5%
Year	Cumulative Return Before Fees & Expenses	Annual Fund Expense Ratios	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	0.88%	4.12%	$10,412.00	$89.81
2	10.25%	1.28%	7.99%	$10,799.33	$135.75
3	15.76%	1.28%	12.01%	$11,201.06	$140.80
4	21.55%	1.28%	16.18%	$11,617.74	$146.04
5	27.63%	1.28%	20.50%	$12,049.92	$151.47
6	34.01%	1.28%	24.98%	$12,498.18	$157.11
7	40.71%	1.28%	29.63%	$12,963.11	$162.95
8	47.75%	1.28%	34.45%	$13,445.34	$169.01
9	55.13%	1.28%	39.46%	$13,945.50	$175.30
10	62.89%	1.28%	44.64%	$14,464.28	$181.82
Total					$1,510.06
Additional Index Information
Bloomberg Barclays GNMA Index is an unmanaged market value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association.
Prospectus May 1, 2019	18	Appendix

To Get More Information
Shareholder reports. Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected fund performance during its last fiscal year.
Statement of Additional Information (SAI). This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it’s legally part of this prospectus).
For a free copy of any of these documents or to request other information about the fund, contact DWS at the telephone number or address listed below. SAIs and shareholder reports are also available through the DWS Web site at dws.com. These documents and other information about the fund are available from the EDGAR
Database on the SEC’s Internet site at sec.gov. If you like, you may obtain copies of this information, after paying a duplicating fee, by e-mailing a request to publicinfo@sec.gov.
Contact Information
DWS	222 South Riverside Plaza Chicago, IL 60606-5808 dws.com
(800) 728-3337
Distributor	DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
SEC File Number	Deutsche DWS Variable Series II 811-05002
(05/01/19) 2B-GAS

Prospectus
May 1, 2019
DEUTSCHE DWS VARIABLE SERIES II (formerly DEUTSCHE VARIABLE SERIES II)
Class B

DWS High Income VIP (formerly Deutsche High Income VIP)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission (SEC), you may not be receiving paper copies of the fund’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from your insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a Web site, and your insurance company will notify you by mail each time a report is posted and provide you with a Web site link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your insurance company electronically by following the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. If your insurance company informs you that future reports will be delivered via Web access, you can inform your insurance company that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by your insurance company.
This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.
The SEC does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

DWS High Income VIP
(formerly Deutsche High Income VIP)
Investment Objective
The fund seeks to provide a high level of current income.
Fees and Expenses of the Fund
This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.
SHAREHOLDER FEES
(paid directly from your investment)	None
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)
Management fee	0.50
Distribution/service (12b-1) fees	0.25
Other expenses	0.59
Total annual fund operating expenses	1.34
Fee waiver/expense reimbursement	0.40
Total annual fund operating expenses after fee waiver/expense reimbursement	0.94
The Advisor has contractually agreed through April 30, 2020 to waive its fees and/or reimburse certain operating expenses of the fund to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses and acquired funds fees and expenses) at a ratio no higher than 0.94% for Class B shares. The agreement may only be terminated with the consent of the fund’s Board.
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The
Example also assumes that your investment has a 5% return each year and that the fund's operating expenses (including one year of capped expenses in each period) remain the same. This example does not reflect any fees or sales charges imposed by a variable contract for which the fund is an investment option. If they were included, your costs would be higher.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$96	$385	$696	$1,578
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 62% of the average value of its portfolio.
Principal Investment Strategy
Main investments. Under normal circumstances, the fund generally invests at least 65% of net assets, plus the amount of any borrowings for investment purposes, in junk bonds, which are those rated below the fourth highest credit rating category (that is, grade BB/Ba and below). The fund may invest up to 50% of total assets in bonds denominated in US dollars or foreign currencies from foreign issuers, including issuers in emerging markets. The fund invests in securities of varying maturities and intends to maintain a dollar-weighted effective average portfolio maturity that will not exceed ten years. Subject to its portfolio maturity policy, the fund may purchase individual securities with any stated maturity. Because the fund may invest in fixed income securities of varying maturities, the fund's

Prospectus May 1, 2019	1	DWS High Income VIP

dollar-weighted average effective portfolio maturity will vary. As of December 31, 2018, the fund had a dollar-weighted average effective portfolio maturity of 5.35 years.
Management process. Portfolio management focuses on cash flow and total return analysis, and broad diversification among countries, sectors, industries and individual issuers and maturities. Portfolio management uses an active process that emphasizes relative value in a global environment, managing on a total return basis, and using intensive research to identify stable to improving credit situations that may provide yield compensation for the risk of investing in junk bonds.
The investment process involves a bottom-up approach, where relative value and fundamental analysis are used to select the best securities within each industry, and a top-down approach to assess the overall risk and return in the market and which considers macro trends in the economy. To select securities or investments, portfolio management:
■	analyzes economic conditions for improving or undervalued sectors and industries;
■	uses independent credit research to evaluate individual issuers' debt service, growth rate, and both downgrade and upgrade potential;
■	assesses new offerings versus secondary market opportunities; and
■	seeks issuers within attractive industry sectors and with strong long-term fundamentals and improving credits.
Derivatives. Portfolio management generally may use credit default swaps, which are a type of derivative (a contract whose value is based on, for example, indices, currencies or securities) to seek to increase the fund’s income, to gain exposure to a bond issuer’s credit quality characteristics without directly investing in the bond, or to hedge the risk of default on bonds held in the fund’s portfolio. In addition, portfolio management generally may use forward currency contracts to hedge exposure to changes in foreign currency exchange rates on foreign currency denominated portfolio holdings or to facilitate transactions in foreign currency denominated securities.
The fund may also use other types of derivatives (i) for hedging purposes; (ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.
Securities lending. The fund may lend securities (up to one-third of total assets) to approved institutions, such as registered broker-dealers, banks and pooled investment vehicles.
Main Risks
There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Credit risk. The fund's performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. Credit risk is greater for lower-rated securities.
Because the issuers of high yield debt securities, or junk bonds (debt securities rated below the fourth highest credit rating category), may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news, or even the expectation of bad news, than investment-grade debt securities. Credit risk for high yield securities is greater than for higher-rated securities.
Because securities in default generally have missed one or more payments of interest and/or principal, an investment in such securities has an increased risk of loss. Issuers of securities in default have an increased likelihood of entering bankruptcy or beginning liquidation procedures which could impact the fund's ability to recoup its investment. Securities in default may be illiquid or trade in low volumes and thus may be difficult to value.
High yield debt securities risk. High yield debt securities, or junk bonds, are generally regarded as speculative with respect to the issuer’s continuing ability to meet principal and interest payments. High yield debt securities’ total return and yield may generally be expected to fluctuate more than the total return and yield of investment-grade debt securities. A real or perceived economic downturn or an increase in market interest rates could cause a decline in the value of high yield debt securities, result in increased redemptions and/or result in increased portfolio turnover, which could result in a decline in net asset value of the fund, reduce liquidity for certain investments and/or increase costs. High yield debt securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade debt securities as there may be no established secondary market. Investments in high yield debt securities could increase liquidity risk for the fund. In addition, the market for high yield debt securities can experience sudden and sharp volatility which is generally associated more with investments in stocks.
Interest rate risk. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund’s debt securities, the more sensitive the fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) Recent and potential future changes in monetary policy made by central banks or governments are likely to affect the level of interest rates. Rising interest rates may prompt redemptions from the fund, which may force the
Prospectus May 1, 2019	2	DWS High Income VIP

fund to sell investments at a time when it is not advantageous to do so, which could result in losses. The fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.
Prepayment and extension risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund’s assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund’s share price and yield and could hurt fund performance.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments, as well as US and foreign government actions such as the imposition of tariffs, economic and trade sanctions or embargoes, could undermine the value of the fund’s investments, prevent the fund from realizing the full value of its investments or prevent the fund from selling securities it holds. In June 2016, citizens of the United Kingdom approved a referendum to leave the European Union (EU) and in March 2017, the United Kingdom initiated the formal process of withdrawing from the EU. Significant uncertainty exists regarding the United Kingdom’s anticipated withdrawal from the EU and any adverse economic and political effects such withdrawal may have on the United Kingdom, other EU countries and the global economy.
Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.
Emerging markets risk. Foreign investment risks are greater in emerging markets than in developed markets. Investments in emerging markets are often considered speculative.
Security selection risk. The securities in the fund’s portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance.
Market risk. The market value of the securities in which the fund invests may be impacted by the prospects of individual issuers, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets.
Derivatives risk. Risks associated with derivatives may include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment and/or the fund may sell certain investments at a price or time that is not advantageous in order to meet redemption requests or other cash needs. Unusual market conditions, such as an unusually high volume of redemptions or other similar conditions could increase liquidity risk for the fund, and in extreme conditions, the fund could have difficulty meeting redemption requests.
Pricing risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.
Securities lending risk. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.
Operational and technology risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations.
Prospectus May 1, 2019	3	DWS High Income VIP

Past Performance
How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends and distributions were reinvested. For more recent performance figures, go to dws.com (the Web site does not form a part of this prospectus) or call the telephone number included in this prospectus. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.
CALENDAR YEAR TOTAL RETURNS  (%) (Class B)

	Returns	Period ending
Best Quarter	14.75%	June 30, 2009
Worst Quarter	-6.66%	September 30, 2011
Year-to-Date	7.50%	March 31, 2019
Average Annual Total Returns
(For periods ended 12/31/2018 expressed as a %)
	Class Inception	1 Year	5 Years	10 Years
Class B before tax	7/1/2002	-2.76	2.48	8.63
ICE BofA Merrill Lynch US High Yield Master II Constrained Index (reflects no deductions for fees, expenses or taxes)		-2.27	3.83	11.02
Management
Investment Advisor
DWS Investment Management Americas, Inc.
Portfolio Manager(s)
Gary Russell, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2006.
Thomas R. Bouchard, Director. Portfolio Manager of the fund. Began managing the fund in 2016.
Lonnie Fox, Director. Portfolio Manager of the fund. Began managing the fund in 2018.
Purchase and Sale of Fund Shares
The fund is intended for use in a variable insurance product. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.
Tax Information
The fund normally distributes its net investment income and realized capital gains, if any, to its shareholders, the separate accounts of participating insurance companies. These distributions may not be taxable to the holders of variable annuity contracts and variable life insurance policies. For information concerning the federal income tax consequences for the holders of such contracts or policies, holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.
Payments to Financial Intermediaries
If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund, the Advisor, and/or the Advisor’s affiliates, may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's Web site for more information.
Prospectus May 1, 2019	4	DWS High Income VIP

Fund Details
Additional Information About Fund Strategies and Risks
DWS High Income VIP
Investment Objective
The fund seeks to provide a high level of current income.
Principal Investment Strategy
Main investments. Under normal circumstances, the fund generally invests at least 65% of net assets, plus the amount of any borrowings for investment purposes, in junk bonds, which are those rated below the fourth highest credit rating category (that is, grade BB/Ba and below). The fund may invest up to 50% of total assets in bonds denominated in US dollars or foreign currencies from foreign issuers, including issuers in emerging markets. The fund invests in securities of varying maturities and intends to maintain a dollar-weighted effective average portfolio maturity that will not exceed ten years. Subject to its portfolio maturity policy, the fund may purchase individual securities with any stated maturity. Because the fund may invest in fixed income securities of varying maturities, the fund's dollar-weighted average effective portfolio maturity will vary. As of December 31, 2018, the fund had a dollar-weighted average effective portfolio maturity of 5.35 years.
In determining the dollar-weighted average effective portfolio maturity, portfolio management uses a security’s stated maturity or, if applicable, an earlier date on which portfolio management believes it is probable that the security will be repaid pursuant to a maturity-shortening feature of the security. Portfolio management might use a security’s effective maturity where, for example, market conditions favor a buyer exercising a put option (i.e., an option to sell a bond back to the issuer prior to its maturity) or an issuer exercising a call option (i.e., an option to redeem a bond prior to its maturity) or a principal prepayment provision (i.e., a provision allowing an issuer to repay principal before the stated maturity date). A security’s effective maturity can be substantially shorter than its stated maturity.
If a fixed income security is rated differently among the three major ratings agencies (i.e., Moody’s Investor Services, Inc., Fitch Investors Services, Inc., and Standard
& Poor’s Ratings Group), portfolio management would rely on the highest credit rating for purposes of the fund’s investment policies.
Management process. Portfolio management focuses on cash flow and total return analysis, and broad diversification among countries, sectors, industries and individual issuers and maturities. Portfolio management uses an active process that emphasizes relative value in a global environment, managing on a total return basis, and using intensive research to identify stable to improving credit situations that may provide yield compensation for the risk of investing in junk bonds.
The investment process involves a bottom-up approach, where relative value and fundamental analysis are used to select the best securities within each industry, and a top-down approach to assess the overall risk and return in the market and which considers macro trends in the economy. To select securities or investments, portfolio management:
■	analyzes economic conditions for improving or undervalued sectors and industries;
■	uses independent credit research to evaluate individual issuers' debt service, growth rate, and both downgrade and upgrade potential;
■	assesses new offerings versus secondary market opportunities; and
■	seeks issuers within attractive industry sectors and with strong long-term fundamentals and improving credits.
Derivatives. Portfolio management generally may use credit default swaps, which are a type of derivative (a contract whose value is based on, for example, indices, currencies or securities) to seek to increase the fund’s income, to gain exposure to a bond issuer’s credit quality characteristics without directly investing in the bond, or to hedge the risk of default on bonds held in the fund’s portfolio. In addition, portfolio management generally may use forward currency contracts to hedge exposure to changes in foreign currency exchange rates on foreign currency denominated portfolio holdings or to facilitate transactions in foreign currency denominated securities.
The fund may also use other types of derivatives (i) for hedging purposes; (ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains;

Prospectus May 1, 2019	5	Fund Details

or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.
Securities lending. The fund may lend securities (up to one-third of total assets) to approved institutions, such as registered broker-dealers, banks and pooled investment vehicles.
Main Risks
There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Credit risk. The fund's performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. Credit risk is greater for lower-rated securities.
Because the issuers of high yield debt securities, or junk bonds (debt securities rated below the fourth highest credit rating category), may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news, or even the expectation of bad news, than investment-grade debt securities. Credit risk for high yield securities is greater than for higher-rated securities.
Because securities in default generally have missed one or more payments of interest and/or principal, an investment in such securities has an increased risk of loss. Issuers of securities in default have an increased likelihood of entering bankruptcy or beginning liquidation procedures which could impact the fund's ability to recoup its investment. Securities in default may be illiquid or trade in low volumes and thus may be difficult to value.
High yield debt securities risk. High yield debt securities, or junk bonds, are generally regarded as speculative with respect to the issuer’s continuing ability to meet principal and interest payments. High yield debt securities’ total return and yield may generally be expected to fluctuate more than the total return and yield of investment-grade debt securities. A real or perceived economic downturn or an increase in market interest rates could cause a decline in the value of high yield debt securities, result in increased redemptions and/or result in increased portfolio turnover, which could result in a decline in net asset value of the fund, reduce liquidity for certain investments and/or increase costs. High yield debt securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade debt securities as there may be no established secondary market. Investments in high yield debt securities could increase liquidity risk for the fund. In addition, the market for high yield debt securities can experience sudden and sharp volatility which is generally associated more with investments in stocks.
Interest rate risk. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund’s debt securities, the more sensitive the fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) Recent and potential future changes in monetary policy made by central banks or governments are likely to affect the level of interest rates. Rising interest rates may prompt redemptions from the fund, which may force the fund to sell investments at a time when it is not advantageous to do so, which could result in losses. The fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.
Prepayment and extension risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund’s assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund’s share price and yield and could hurt fund performance.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments, as well as US and foreign government actions such as the imposition of tariffs, economic and trade sanctions or embargoes, could undermine the value of the fund’s investments, prevent the fund from realizing the full value of its investments or prevent the fund from selling securities it holds. In June 2016, citizens of the United Kingdom approved a referendum to leave the European Union (EU) and in March 2017, the United Kingdom initiated the formal process of withdrawing from the EU. Significant uncertainty exists regarding the United Kingdom’s anticipated withdrawal from the EU and any adverse economic and political effects such withdrawal may have on the United Kingdom, other EU countries and the global economy.
Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.
Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also
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be subject to foreign withholding or other taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.
Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments.
Emerging markets risk. Foreign investment risks are greater in emerging markets than in developed markets. Investments in emerging markets are often considered speculative.
Emerging markets countries typically have economic and political systems that are less developed, and can be expected to be less stable than developed markets. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation.
Security selection risk. The securities in the fund’s portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance.
Market risk. The market value of the securities in which the fund invests may be impacted by the prospects of individual issuers, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets.
Derivatives risk. Risks associated with derivatives may include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.
There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment and/or the fund may sell certain investments at a price or time that is not advantageous in order to meet redemption requests or other cash needs. Unusual market conditions, such as an unusually high volume of redemptions or other similar conditions could increase liquidity risk for the fund, and in extreme conditions, the fund could have difficulty meeting redemption requests.
This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced). This may affect only certain securities or an overall securities market.
The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed-income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Additionally, market participants, other than the fund, may attempt to sell fixed income holdings at the same time as the fund, which could cause downward pricing pressure and contribute to illiquidity.
Pricing risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.
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Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may prevent the fund from being able to realize full value and thus sell a security for its full valuation. This could cause a material decline in the fund’s net asset value.
Securities lending risk. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.
Operational and technology risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations.
Cyber-attacks may include unauthorized attempts by third parties to improperly access, modify, disrupt the operations of, or prevent access to the systems of the fund’s service providers or counterparties, issuers of securities held by the fund or other market participants or data within them. In addition, power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
Cyber-attacks, disruptions, or failures may adversely affect the fund and its shareholders or cause reputational damage and subject the fund to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. For example, the fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value, and impede trading). In addition, cyber-attacks, disruptions, or failures involving a fund counterparty could affect such counterparty’s ability to meet its obligations to the fund, which may result in losses to the fund and its shareholders. Similar types of operational and technology risks are also present for issuers of securities held by the fund, which could have material adverse consequences for such issuers, and may cause the fund’s investments to lose value. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments.
While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions, or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund, or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will address the possibility of and fallout from cyber-attacks, disruptions, or failures. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, fund counterparties, issuers of securities held by the fund, or other market participants.
Other Policies and Risks
While the previous pages describe the main points of the fund’s strategy and risks, there are a few other matters to know about:
■	Although major changes tend to be infrequent, the fund’s Board could change the fund's investment objective without seeking shareholder approval.
■	When, in the Advisor's opinion, it is advisable to adopt a temporary defensive position because of unusual and adverse or other market conditions, up to 100% of the fund's assets may be held in cash or invested in money market securities or other short-term investments. Short-term investments consist of (1) foreign and domestic obligations of sovereign governments and their agencies and instrumentalities, authorities and political subdivisions; (2) other short-term rated debt securities or, if unrated, determined to be of comparable quality in the opinion of the Advisor; (3) commercial paper; (4) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (5) repurchase agreements. Short-term investments may also include shares of money market mutual funds. To the extent the fund invests in such instruments, the fund will not be pursuing its investment objective. However, portfolio management may choose to not use these strategies for various reasons, even in volatile market conditions.
■	Portfolio management measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, its own judgment. All securities must meet the credit quality standards applied by portfolio management at the time they are purchased. If a security’s credit quality changes, portfolio management will decide what to do with the security, based on its assessment of what would most benefit the fund.
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■	From time to time, the fund may have a concentration of shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the fund.
■	Your fund assets may be at risk of being transferred to the appropriate state if you fail to maintain a valid address and/or if certain activity does not occur in your account within the time specified by state abandoned property law. Contact your financial representative or the transfer agent for additional information.
For More Information
This prospectus doesn’t tell you about every policy or risk of investing in the fund. If you want more information on the fund’s allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).
Keep in mind that there is no assurance that the fund will achieve its investment objective.
A complete list of the fund’s portfolio holdings as of the month-end is posted on dws.com on or after the last day of the following month. More frequent posting of portfolio holdings information may be made from time to time on dws.com. The posted portfolio holdings information is available by fund and generally remains accessible at least until the date on which the fund files its Form N-CSR or N-Q (or, once the fund begins filing on Form N-PORT in April 2019, a Form N-CSR or publicly available Form N-PORT) with the SEC for the period that includes the date as of which the posted information is current. The fund’s Statement of Additional Information includes a description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio holdings.
Who Manages and Oversees the Fund
The Investment Advisor
DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for the fund. Under the oversight of the Board, the Advisor makes investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. Deutsche Bank AG reorganized its asset management division, Deutsche Asset Management, into a separate financial services firm, DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is now a separate, publicly-listed financial services firm that is an indirect, majority-owned subsidiary of Deutsche Bank AG. The Advisor is an indirect, wholly-owned subsidiary of DWS Group. The Advisor and its predecessors have more than 90 years of experience managing mutual funds and provide a full range of global investment advisory services to institutional and retail clients.
DWS represents the asset management activities conducted by DWS Group or any of its subsidiaries, including DIMA, other affiliated investment advisors and DWS Distributors, Inc. (“DDI” or the “Distributor”). DWS is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.
The Advisor may utilize the resources of its global investment platform to provide investment management services through branch offices or affiliates located outside the US. In some cases, the Advisor may also utilize its branch offices or affiliates located in the US or outside the US to perform certain services, such as trade execution, trade matching and settlement, or various administrative, back-office or other services. To the extent services are performed outside the US, such activity may be subject to both US and foreign regulation. It is possible that the jurisdiction in which the Advisor or its affiliate performs such services may impose restrictions or limitations on portfolio transactions that are different from, and in addition to, those that apply in the US.
Management Fee. The Advisor receives a management fee from the fund. Below is the management rate paid by the fund for the most recent fiscal year, as a percentage of the fund’s average daily net assets:
Fund Name	Fee Paid
DWS High Income VIP	0.25%**
**	Reflects the effects of expense limitations and/or fee waivers then in effect.
The following waiver is currently in effect:
The Advisor has contractually agreed through April 30, 2020 to waive its fees and/or reimburse certain operating expenses of the fund to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses and acquired funds fees and expenses) at a ratio no higher than 0.94% for Class B shares. The agreement may only be terminated with the consent of the fund’s Board.
A discussion regarding the basis for the Board renewal of the fund’s investment management agreement is contained in the most recent shareholder report for the annual period ended December 31 and the semi-annual period ended June 30 (see “Shareholder reports” on the back cover).
Under a separate administrative services agreement between the fund and the Advisor, the fund pays the Advisor a fee of 0.10% of the fund’s average daily net assets for providing most of the fund's administrative
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services. The administrative services fee discussed above is included in the fees and expenses table under “Other expenses.”
Multi-Manager Structure. The Advisor, subject to the approval of the Board, has ultimate responsibility to oversee any subadvisor to the fund and to recommend the hiring, termination and replacement of subadvisors. The fund and the Advisor have received an order from the SEC that permits the Advisor to appoint or replace certain subadvisors, to manage all or a portion of the fund’s assets and enter into, amend or terminate a subadvisory agreement with certain subadvisors, in each case subject to the approval of the fund’s Board but without obtaining shareholder approval (“multi-manager structure”). The multi-manager structure applies to subadvisors that are not affiliated with the fund or the Advisor (“nonaffiliated subadvisors”), as well as subadvisors that are indirect or direct, wholly-owned subsidiaries of the Advisor or that are indirect or direct, wholly-owned subsidiaries of the same company that, indirectly or directly, wholly owns the Advisor (“wholly-owned subadvisors”). Pursuant to the SEC order, the Advisor, with the approval of the fund’s Board, has the discretion to terminate any subadvisor and allocate and reallocate the fund’s assets among any other nonaffiliated subadvisors or wholly-owned subadvisors (including terminating a nonaffiliated subadvisor and replacing it with a wholly-owned subadvisor). The fund and the Advisor are subject to the conditions imposed by the SEC order, including the condition that within 90 days of hiring a new subadvisor pursuant to the multi-manager structure, the fund will provide shareholders with an information statement containing information about the new subadvisor. The shareholders of the fund have approved the multi-manager structure described herein.
Management
DWS High Income VIP
The following Portfolio Managers are jointly and primarily responsible for the day-to-day management of the fund.
Gary Russell, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2006.
■	Joined DWS in 1996. Served as the Head of the High Yield group in Europe and as an Emerging Markets Portfolio Manager.
■	Prior to that, he spent four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, he served as an officer in the US Army from 1988 to 1991.
■	Co-Head of US Credit – Head of US High Yield Bonds and Loans: New York.
■	BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.
Thomas R. Bouchard, Director. Portfolio Manager of the fund. Began managing the fund in 2016.
■	Joined DWS in 2006 with 6 years of industry experience. Prior to joining, he served as a High Yield Investment Analyst at Flagship Capital Management. He also served as an officer in the US Army from 1989 to 1997.
■	Portfolio Manager for High Yield Strategies: New York.
■	BS, University of Wisconsin – Madison; MBA in Finance, Boston College; MA in Strategic Studies from US Army War College.
Lonnie Fox, Director. Portfolio Manager of the fund. Began managing the fund in 2018.
■	Joined DWS in 2004 with one year of industry experience. Prior to his current role, he worked as a high yield credit analyst. Prior to joining, he served as a business analyst at Deloitte Consulting.
■	Portfolio Manager for High Yield Strategies: New York.
■	BS in Applied Economics and Management, Cornell University; MBA in Finance and Strategy, New York University, Stern School of Business.
The fund’s Statement of Additional Information provides additional information about a portfolio manager’s investments in the fund, a description of the portfolio management compensation structure and information regarding other accounts managed.
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Investing in the Fund
Your Investment in the Fund
The information in this section may affect anyone who selects the fund as an investment option in a variable annuity contract or variable life insurance policy that offers the fund. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The fund assumes no responsibility for such prospectuses.
For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at fundsus.dws.com/EN/resources/calculators.jsp (the Web site does not form a part of this prospectus).
Policies about transactions
The information in this prospectus applies to Class B shares of the fund. The fund offers two classes of shares. Class B shares are offered at net asset value and are subject to 12b-1 fees.
Technically, the shareholders of Deutsche DWS Variable Series II are the participating insurance companies (the “insurance companies”) that offer the fund as choices for holders of certain variable annuity contracts or variable life insurance policies (the “contract(s)”) issued or sponsored by the insurance companies. The insurance companies may pass through voting rights to the contract owners. The fund does not sell shares directly to the public. The fund sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the fund by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract. Depending on context in the prospectus, the terms “you” and “yours” refer to either a contract owner or to the insurance company that issues the contract. References to “buying,” “purchasing” or “holding” fund shares refer only to the insurance company, not the contract owner.
Please bear in mind that there are important differences between DWS retail funds available to any investor (a “Retail Fund”) and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the fund, are not sold to insurance company separate accounts to fund investments in variable insurance contracts. In addition, the investment objective, policies and strategies of the fund, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than the fund and have different expense ratios than the fund. As a result, the performance of the fund and a Retail Fund will differ.
Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the fund, orderly portfolio management could be disrupted to the potential detriment of shareholders of the fund.
The fund currently does not foresee any disadvantages to the holders of variable annuity contracts or variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in any such event.
The fund has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. This means that when an insurance company opens an account, the fund will ask for its name, address and other information that will allow the fund to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.
For certain insurance companies, the fund might request additional information (for instance, the fund would ask for documents such as the insurance company’s articles of incorporation) to help the fund verify the insurance company’s identity.
The fund will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in “good order.” Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

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The fund may reject a new account application if the insurance company doesn’t provide any required or requested identifying information, or for other reasons.
Buying and Selling Shares
The fund is open for business each day the New York Stock Exchange is open. The fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).
The fund continuously sells shares to each insurance company separate account, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed by the insurance company. The insurance company offers contract owners units in its separate accounts which correspond to shares in a fund. Each insurance company submits purchase and redemption orders to a fund based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed by the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.
Important information about buying and selling shares
■	After receiving a contract owner’s order, the insurance company buys or sells shares at the net asset value next calculated on any day the fund is open for business.
■	Unless otherwise instructed, the fund normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.
■	Redemptions will generally be in the form of cash, though the fund reserves the right to redeem in kind as described below. The fund typically expects to satisfy redemption requests by using available cash or by selling portfolio securities if available cash is not sufficient to meet redemptions. The fund may utilize an existing line of credit for temporary coverage in the event of a cash shortfall. The fund may also utilize interfund lending, though such use is expected to be rare. The fund may use any of these methods of satisfying redemption requests under normal or stressed market conditions. During periods of distressed market conditions, when a significant portion of the fund’s portfolio may be comprised of less-liquid investments, the fund may be more likely to pay redemption proceeds by giving you securities.
■	The fund does not issue share certificates.
■	The fund reserves the right to reject purchases of shares for any reason.
■	The fund reserves the right to withdraw or suspend the offering of shares at any time.
■	The fund reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a fund from disposing of its portfolio securities or pricing its shares.
■	The fund may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the fund, they are deemed to be in the fund’s best interests or when the fund is requested or compelled to do so by governmental authority or by applicable law.
■	The fund may close and liquidate an account if the fund is unable to verify provided information, or for other reasons; if the fund decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the fund shares and may incur tax liability.
■	The fund may pay for shares sold by “redeeming in kind,” that is, by distributing to you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the fund generally won’t make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund’s net assets, whichever is less.
■	A purchase order from an insurance company separate account may not be accepted if the sale of fund shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the fund.
Market Timing Policies and Procedures. Short-term and excessive trading of fund shares may present risks to the fund’s long-term shareholders (as used herein, the term “shareholders” may refer to the contract owners), including potential dilution in the value of fund shares, interference with the efficient management of a fund (including losses on the sale of investments), realized gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if the fund invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have “readily available market quotations.” Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in fund valuation that arise
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from the nature of the securities held by the fund (e.g., “time zone arbitrage”). The fund discourages short-term and excessive trading and has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.
The fund reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, the fund may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to the fund. The fund, through its Advisor and transfer agent, will monitor changes in investment direction (CID) by a shareholder within a fund. A CID is a transaction opposite to the prior transaction, which can be a purchase, redemption or exchange. The fund may take other trading activity into account if the fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.
Shareholders are limited to four roundtrip transactions in the same DWS fund (excluding money market funds) over a rolling 12-month period. A “roundtrip” transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same fund's shares. Shareholders with four or more roundtrip transactions in the same DWS fund within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that DWS fund for 12 months. The fund reserves the right to extend or maintain a block beyond 12-months if it deems that the shareholder's activity was harmful to the fund, or that the pattern of activity suggests a pattern of abuse. The rights of a shareholder to redeem shares of a DWS fund are not affected by the four roundtrip transaction limitation.
The fund may make exceptions to the roundtrip transaction policy for certain types of transactions if in the opinion of the Advisor, the transactions do not represent short-term or excessive trading or are not abusive or harmful to the fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the fund or administrator and transactions by certain qualified fund-of-funds.
In certain circumstances, the fund may rely upon the policy of the insurance company or other financial intermediary to deter short-term or excessive trading if the Advisor believes that the policy of such insurance company or other financial intermediary is reasonably designed to detect and deter transactions that are not in the best interests of the fund. An insurance company’s or other financial intermediary’s policy relating to short-term or excessive trading may be more or less restrictive than the DWS funds' policy, may permit certain transactions not permitted by DWS funds' policies, or prohibit transactions not subject to DWS funds' policies.
The Advisor may also accept undertakings from an insurance company or other financial intermediary to enforce short-term or excessive trading policies on behalf of the fund that provide a substantially similar level of protection for the fund against such transactions. For example, certain insurance companies may have contractual or legal restrictions, or operational constraints, that prevent them from blocking an account. In such instances, the Advisor may permit the insurance company to use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.
In addition, to the extent that the fund invests some portion of its assets in foreign securities, that fund has adopted certain fair valuation practices intended to protect the fund from “time zone arbitrage” with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the fund. (See “How the Fund Calculates Share Price.”)
There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying contract holders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. The Advisor reviews trading activity at the separate account level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the separate account level, the Advisor will contact the insurance company or other financial intermediary to request underlying contract holder activity. Depending on the amount of fund shares held in such separate account (which may represent most of the fund’s shares), short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. If short-term or excessive trading is identified, the Advisor will take appropriate action.
The fund’s market timing policies and procedures may be modified or terminated at any time.
How to receive account information
If you are a contract owner, you should contact your insurance company or the organization that provides recordkeeping services for information about your account.
Please see the contract prospectus that accompanies this prospectus for the customer service telephone number.
How to select shares
Shares in the fund are available in connection with certain variable annuity and life insurance arrangements. Each insurance company has different provisions about how and
Prospectus May 1, 2019	13	Investing in the Fund

when their contract owners may select fund shares. Each insurance company is responsible for communicating its contract owners’ instructions to the fund. Contract owners should contact their insurance company to effect transactions in connection with the fund.
Financial intermediary support payments
The Advisor, the Distributor and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries (“financial representatives”) in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares (“revenue sharing”). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the fund, any recordkeeping/sub-transfer agency/networking fees payable by the fund (generally through the Distributor or an affiliate) and/or the Distributor or Advisor to certain financial representatives for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial representatives. For example, the Advisor, the Distributor and/or their affiliates may, using their legitimate profits, compensate financial representatives for providing the fund with “shelf space” or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund “supermarket” platforms and other formal sales programs; granting the Distributor access to the financial representative’s sales force; granting the Distributor access to the financial representative’s conferences and meetings; assistance in training and educating the financial representative’s personnel; and obtaining other forms of marketing support. In addition, revenue sharing payments may consist of the Distributor’s and/or its affiliates’ payment or reimbursement of ticket charges that would otherwise be assessed by a financial representative on an investor’s fund transactions.
The level of revenue sharing payments made to financial representatives may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial representative, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial representatives or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial representatives based on, for example, the nature of the services provided by the financial representative.
The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares or the retention and/or servicing of investors to financial representatives in amounts that generally range from 0.01% up to 0.52% of assets of the fund serviced and maintained by the financial representative, 0.05% to 0.25% of sales of the fund attributable to the financial representative, a flat fee of up to $143,750, or any combination thereof. These amounts are annual figures typically paid on a quarterly basis and are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial representative’s recommendation of the fund or of any particular share class of the fund. You should review your financial representative’s compensation disclosure and/or talk to your financial representative to obtain more information on how this compensation may have influenced your financial representative’s recommendation of the fund. Additional information regarding these revenue sharing payments is included in the fund’s Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).
The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial representatives under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial representatives to retirement plans that obtain recordkeeping services from ADP, Inc. or to 403(b) plans that obtain recordkeeping services from Ascensus, Inc. on the DWS-branded retirement plan platform (the “Platform”). The level of revenue sharing payments is based upon sales of both the DWS funds and the non-DWS funds by the financial representative on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial representative on the Platform.
It is likely that broker-dealers that execute portfolio transactions for the fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates
Prospectus May 1, 2019	14	Investing in the Fund

will not use fund brokerage to pay for their obligation to provide additional compensation to financial representatives as described above.
How the Fund Calculates Share Price
To calculate net asset value per share, or NAV, the fund uses the following equation:
(	Total Assets	−	Total Liabilities	)	÷	Total Number of Shares Outstanding	=	NAV
The price at which you buy and sell shares for the fund is the NAV. To obtain the fund's most recent share price, go to dws.com (we have included our Web site address as an inactive textual reference and do not intend it to be an active link to our Web site; the Web site does not form a part of this prospectus) or call the telephone number included in this prospectus.
We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security’s value or a meaningful portion of the value of the fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the fund’s value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.
It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be the fund’s use of fair value pricing. This is intended to reduce the fund’s exposure to “time zone arbitrage” and other harmful trading practices. (See “Market timing policies and procedures.”)
To the extent that the fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren’t able to buy or sell fund shares through the contract. This is because some foreign markets are open on days and at times when the fund doesn’t price the shares.
Distributions
The fund intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The fund may make additional distributions if necessary.
All distributions will be reinvested in shares of a fund unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the fund for federal income tax purposes.
Taxes
The fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and intends to meet all requirements necessary to avoid paying any federal income or excise taxes.
Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59½ may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.
In order for investors to receive the favorable federal income tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to diversify its assets such that a separate account investing in the fund will comply with these requirements with respect to the amounts invested in a fund. If a fund or separate account does not meet such requirements or if a fund were to fail to qualify as a regulated investment company for any taxable year and could not or did not cure such failure, income allocable to the contracts associated with the separate account may be taxable currently for federal income tax purposes to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure. In addition, if a fund were to fail to qualify and be eligible for treatment as a regulated investment company for any taxable year and could not or did not cure such failure, the fund would be subject to tax on its taxable income at corporate rates.
Under Treasury regulations, insurance companies holding the separate accounts may have to report to the IRS losses above a certain amount resulting from a sale or disposition of a fund’s shares.
The discussion above is generally based on the assumption that shares of a fund will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the IRS finds an impermissible level of “investor control” over the investment options underlying variable contracts), the advantageous federal
Prospectus May 1, 2019	15	Investing in the Fund

income tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available. In that situation, the person or persons determined to own the fund shares will be currently taxed for federal income tax purposes on fund distributions, and on the proceeds of any redemption of fund shares.
Participating insurance companies should consult their own tax advisors as to whether distributions from a fund are subject to federal income tax if they are retained as part of policy reserves.
Fund investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments, which will reduce a fund's return on such securities.
The fund’s investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such investments. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.
The preceding is a brief summary of certain of the relevant federal income tax considerations. Because each shareholder’s and contract holder’s tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible federal, foreign, state or local taxes.
Marketing and Distribution Fees
Deutsche DWS Variable Series II has adopted a 12b-1 plan for the fund’s Class B shares. Under the plan, Deutsche DWS Variable Series II may make quarterly payments to the Distributor for distribution and shareholder servicing related expenses incurred or paid by the Distributor or a participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of 0.25% of the average daily net assets of Class B shares during that quarterly period. Depending on the participating insurance company's corporate structure and applicable state law, the distributor may remit payments to the participating insurance company's affiliated broker-dealers or other affiliated company rather than to the participating insurance company itself.
Because 12b-1 fees for Class B shares are paid out of fund assets on an ongoing basis, they will, over time, increase the cost of investment in Class B shares and may cost more than other types of sales charges.
Examples of expenses payable under the plan include the costs of printing and mailing materials (such as fund prospectuses, shareholder reports, fund advertisements and sales literature), holding seminars and sales meetings, providing customer service to policyholders and sales compensation.
Prospectus May 1, 2019	16	Investing in the Fund

Financial Highlights
The financial highlights are designed to help you understand recent financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the fund’s annual report (see “Shareholder reports” on the back cover). This information does not reflect charges and fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These charges and fees will reduce returns.

DWS High Income VIP — Class B
	Years Ended December 31,
	2018	2017	2016	2015	2014
Selected Per Share Data
Net asset value, beginning of period	$6.38	$6.30	$5.94	$6.63	$6.99
Income (loss) from investment operations:
Net investment income[a]	.31	.31	.31	.32	.35
Net realized and unrealized gain (loss)	(.48)	.13	.41	(.61)	(.26)
Total from investment operations	(.17)	.44	.72	(.29)	.09
Less distributions from:
Net investment income	(.48)	(.36)	(.36)	(.40)	(.45)
Net asset value, end of period	$5.73	$6.38	$6.30	$5.94	$6.63
Total Return (%)[b]	(2.76)	7.21	12.67	(4.95)	1.22
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.1	.1	2	3.03
Ratio of expenses before expense reductions (%)[c]	1.34	1.15	1.21	1.14	1.13
Ratio of expenses after expense reductions (%)[c]	.96	.98	.98	1.02	.97
Ratio of net investment income (%)	5.14	4.88	5.15	4.86	5.09
Portfolio turnover rate (%)	62	71	77	47	52
a	Based on average shares outstanding during the period.
b	Total return would have been lower had certain expenses not been reduced.
c	Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.
Prospectus May 1, 2019	17	Financial Highlights

Appendix
Hypothetical Expense Summary
Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the fund may be higher or lower than 5% and, for money market funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.
The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund’s prospectus to consider the investment objective, risks, expenses and charges of the fund prior to investing.

DWS High Income VIP — Class B
	Maximum Sales Charge: 0.00%	Initial Hypothetical Investment: $10,000		Assumed Rate of Return: 5%
Year	Cumulative Return Before Fees & Expenses	Annual Fund Expense Ratios	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	0.94%	4.06%	$10,406.00	$95.91
2	10.25%	1.34%	7.87%	$10,786.86	$141.99
3	15.76%	1.34%	11.82%	$11,181.66	$147.19
4	21.55%	1.34%	15.91%	$11,590.91	$152.58
5	27.63%	1.34%	20.15%	$12,015.13	$158.16
6	34.01%	1.34%	24.55%	$12,454.89	$163.95
7	40.71%	1.34%	29.11%	$12,910.74	$169.95
8	47.75%	1.34%	33.83%	$13,383.27	$176.17
9	55.13%	1.34%	38.73%	$13,873.10	$182.62
10	62.89%	1.34%	43.81%	$14,380.85	$189.30
Total					$1,577.82
Additional Index Information
ICE BofA Merrill Lynch US High Yield Master II Constrained Index tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market.
Prospectus May 1, 2019	18	Appendix

To Get More Information
Shareholder reports. Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected fund performance during its last fiscal year.
Statement of Additional Information (SAI). This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it’s legally part of this prospectus).
For a free copy of any of these documents or to request other information about the fund, contact DWS at the telephone number or address listed below. SAIs and shareholder reports are also available through the DWS Web site at dws.com. These documents and other information about the fund are available from the EDGAR
Database on the SEC’s Internet site at sec.gov. If you like, you may obtain copies of this information, after paying a duplicating fee, by e-mailing a request to publicinfo@sec.gov.
Contact Information
DWS	222 South Riverside Plaza Chicago, IL 60606-5808 dws.com
(800) 728-3337
Distributor	DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
SEC File Number	Deutsche DWS Variable Series II 811-05002
(05/01/19) 2B-HI

Prospectus
May 1, 2019
DEUTSCHE DWS VARIABLE SERIES II (formerly DEUTSCHE VARIABLE SERIES II)
Class B

DWS International Growth VIP (formerly Deutsche International Growth VIP)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission (SEC), you may not be receiving paper copies of the fund’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from your insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a Web site, and your insurance company will notify you by mail each time a report is posted and provide you with a Web site link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your insurance company electronically by following the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. If your insurance company informs you that future reports will be delivered via Web access, you can inform your insurance company that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by your insurance company.
This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.
The SEC does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

DWS International Growth VIP
(formerly Deutsche International Growth VIP)
Investment Objective
The fund seeks long-term capital growth.
Fees and Expenses of the Fund
This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.
SHAREHOLDER FEES
(paid directly from your investment)	None
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)
Management fee	0.62
Distribution/service (12b-1) fees	0.25
Other expenses	1.20
Total annual fund operating expenses	2.07
Fee waiver/expense reimbursement	0.86
Total annual fund operating expenses after fee waiver/expense reimbursement	1.21
The Advisor has contractually agreed through April 30, 2020 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses and acquired funds fees and expenses) at a ratio no higher than 1.21% for Class B shares. The agreement may only be terminated with the consent of the fund’s Board.
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The
Example also assumes that your investment has a 5% return each year and that the fund's operating expenses (including one year of capped expenses in each period) remain the same. This example does not reflect any fees or sales charges imposed by a variable contract for which the fund is an investment option. If they were included, your costs would be higher.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$123	$566	$1,034	$2,332
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 38% of the average value of its portfolio.
Principal Investment Strategy
Main Investments. The fund invests primarily in foreign equities (equities issued by foreign based companies and listed on foreign exchanges) and may invest in companies of any size and from any country, including countries with emerging economies. The fund’s equity investments may also include preferred stocks and other securities with equity characteristics, such as convertible securities and warrants.
The fund will generally invest less than 20% of its assets in US equities.
Management process. Portfolio management aims to add value through stock selection. In choosing securities, portfolio management employs a risk-balanced bottom-up selection process to identify companies it believes are well-positioned. Portfolio management utilizes a bottom-up

Prospectus May 1, 2019	1	DWS International Growth VIP

investment process designed to identify attractive investments utilizing fundamental analysis, including regional and sector research, conducted by in-house analysts. The investment process aims to identify stocks that portfolio management believes present a compelling combination of superior growth and quality characteristics at attractive valuations. The resulting portfolio is risk balanced through diversification across companies at different growth lifecycle stages, and managed by seeking to appropriately size positions and adapt portfolio construction as market conditions change.
Portfolio management will normally sell a stock when its price fully reflects portfolio management's estimate of its fundamental value, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting the fund’s exposure to a given country or sector.
Securities lending. The fund may lend securities (up to one-third of total assets) to approved institutions, such as registered broker-dealers, banks and pooled investment vehicles.
Main Risks
There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments, as well as US and foreign government actions such as the imposition of tariffs, economic and trade sanctions or embargoes, could undermine the value of the fund’s investments, prevent the fund from realizing the full value of its investments or prevent the fund from selling securities it holds. In June 2016, citizens of the United Kingdom approved a referendum to leave the European Union (EU) and in March 2017, the United Kingdom initiated the formal process of withdrawing from the EU. Significant uncertainty exists regarding the United Kingdom’s anticipated withdrawal from the EU and any adverse economic and political effects such withdrawal may have on the United Kingdom, other EU countries and the global economy.
Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.
Emerging markets risk. Foreign investment risks are greater in emerging markets than in developed markets. Investments in emerging markets are often considered speculative.
Currency risk. Changes in currency exchange rates may affect the value of the fund’s investments and the fund’s share price. The value of currencies are influenced by a variety of factors, that include: interest rates, national debt levels and trade deficits, changes in balances of payments and trade, domestic and foreign interest and inflation rates, global or regional political, economic or financial events, monetary policies of governments, actual or potential government intervention, global energy prices, political instability and government monetary policies and the buying or selling of currency by a country’s government. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the US dollar or, in the case of hedged positions, that the US dollar will decline relative to the currency being hedged. Currency exchange rates can be volatile and can change quickly and unpredictably, thereby impacting the value of the fund’s investments.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance.
Regional focus risk. Focusing investments in a single country or few countries, or regions, involves increased currency, political, regulatory and other risks. Market swings in such a targeted country, countries or regions are likely to have a greater effect on fund performance than they would in a more geographically diversified fund.
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. Further, geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes and related geopolitical events have led, and in the future may lead, to increased short-term market volatility, which may disrupt securities markets and have adverse long-term effects on US and world economies and
Prospectus May 1, 2019	2	DWS International Growth VIP

markets. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Growth investing risk. As a category, growth stocks may underperform value stocks (and the stock market as a whole) over any period of time. Because the prices of growth stocks are based largely on the expectation of future earnings, growth stock prices can decline rapidly and significantly in reaction to negative news about such factors as earnings, the economy, political developments, or other news.
Small company risk. Small company stocks tend to be more volatile than medium-sized or large company stocks. Because stock analysts are less likely to follow small companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on small companies, since they may lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.
Medium-sized company risk. Medium-sized company stocks tend to be more volatile than large company stocks. Because stock analysts are less likely to follow medium-sized companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on medium-sized companies, since they lack the financial resources of larger companies. Medium-sized company stocks are typically less liquid than large company stocks.
Security selection risk. The securities in the fund’s portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment and/or the fund may sell certain investments at a price or time that is not advantageous in order to meet redemption requests or other cash needs. Unusual market conditions, such as an unusually high volume of redemptions or other similar conditions could increase liquidity risk for the fund.
Pricing risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.
Derivatives risk. Risks associated with derivatives may include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.
Securities lending risk. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Operational and technology risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations.
Past Performance
How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends and distributions were reinvested. For more recent performance figures, go to dws.com (the Web site does not form a part of this prospectus) or call the telephone number included in this prospectus. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.
Prior to October 1, 2017, the fund was named Deutsche Global Growth VIP and operated with a different investment strategy. Performance would have been different if the fund’s current investment strategy had been in effect.
CALENDAR YEAR TOTAL RETURNS  (%) (Class B)

Prospectus May 1, 2019	3	DWS International Growth VIP

	Returns	Period ending
Best Quarter	26.48%	June 30, 2009
Worst Quarter	-22.29%	September 30, 2011
Year-to-Date	14.88%	March 31, 2019
Average Annual Total Returns
(For periods ended 12/31/2018 expressed as a %)
	Class Inception	1 Year	5 Years	10 Years
Class B before tax	7/1/2002	-16.92	1.11	7.71
MSCI All Country World ex USA Index (reflects no deduction for fees, expenses or taxes)		-14.20	0.68	6.57
Management
Investment Advisor
DWS Investment Management Americas, Inc.
Portfolio Manager(s)
Sebastian P. Werner, PhD, Director. Lead Portfolio Manager of the fund. Began managing the fund in 2013.
Mark Schumann, CFA, Director. Portfolio Manager of the fund. Began managing the fund in 2015.
Purchase and Sale of Fund Shares
The fund is intended for use in a variable insurance product. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.
Tax Information
The fund normally distributes its net investment income and realized capital gains, if any, to its shareholders, the separate accounts of participating insurance companies. These distributions may not be taxable to the holders of variable annuity contracts and variable life insurance policies. For information concerning the federal income tax consequences for the holders of such contracts or policies, holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.
Payments to Financial Intermediaries
If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund, the Advisor, and/or the Advisor’s affiliates, may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's Web site for more information.
Prospectus May 1, 2019	4	DWS International Growth VIP

Fund Details
Additional Information About Fund Strategies and Risks
DWS International Growth VIP
Investment Objective
The fund seeks long-term capital growth.
Principal Investment Strategy
Main Investments. The fund invests primarily in foreign equities (equities issued by foreign based companies and listed on foreign exchanges) and may invest in companies of any size and from any country, including countries with emerging economies. The fund’s equity investments may also include preferred stocks and other securities with equity characteristics, such as convertible securities and warrants.
The fund will generally invest less than 20% of its assets in US equities.
Management process. Portfolio management aims to add value through stock selection. In choosing securities, portfolio management employs a risk-balanced bottom-up selection process to identify companies it believes are well-positioned. Portfolio management utilizes a bottom-up investment process designed to identify attractive investments utilizing fundamental analysis, including regional and sector research, conducted by in-house analysts. The investment process aims to identify stocks that portfolio management believes present a compelling combination of superior growth and quality characteristics at attractive valuations. The resulting portfolio is risk balanced through diversification across companies at different growth lifecycle stages, and managed by seeking to appropriately size positions and adapt portfolio construction as market conditions change.
Portfolio management will normally sell a stock when its price fully reflects portfolio management's estimate of its fundamental value, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting the fund’s exposure to a given country or sector.
Securities lending. The fund may lend securities (up to one-third of total assets) to approved institutions, such as registered broker-dealers, banks and pooled investment vehicles.
Other Investment Strategies
Derivatives. Portfolio management generally may use options and futures contracts, which are each a type of derivative (a contract whose value is based on, for example, indices, currencies or securities) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.
The fund may also use other types of derivatives (i) for hedging purposes; (ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.
Main Risks
There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments, as well as US and foreign government actions such as the imposition of tariffs, economic and trade sanctions or embargoes, could undermine the value of the fund’s investments, prevent the fund from realizing the full value of its investments or prevent the fund from selling securities it holds. In June 2016, citizens of the United Kingdom approved a referendum to leave the European Union (EU) and in March 2017, the United Kingdom initiated the formal process of withdrawing from the EU. Significant uncertainty exists regarding the United Kingdom’s anticipated withdrawal from the EU and any adverse economic and political effects such withdrawal may have on the United Kingdom, other EU countries and the global economy.

Prospectus May 1, 2019	5	Fund Details

Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.
Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding or other taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.
Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments.
Emerging markets risk. Foreign investment risks are greater in emerging markets than in developed markets. Investments in emerging markets are often considered speculative.
Emerging markets countries typically have economic and political systems that are less developed, and can be expected to be less stable than developed markets. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation.
Currency risk. Changes in currency exchange rates may affect the value of the fund’s investments and the fund’s share price. The value of currencies are influenced by a variety of factors, that include: interest rates, national debt levels and trade deficits, changes in balances of payments and trade, domestic and foreign interest and inflation rates, global or regional political, economic or financial events, monetary policies of governments, actual or potential government intervention, global energy prices, political instability and government monetary policies and the buying or selling of currency by a country’s government. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the US dollar or, in the case of hedged positions, that the US dollar will decline relative to the currency being hedged. Currency exchange rates can be volatile and can change quickly and unpredictably, thereby impacting the value of the fund’s investments.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance.
Regional focus risk. Focusing investments in a single country or few countries, or regions, involves increased currency, political, regulatory and other risks. Market swings in such a targeted country, countries or regions are likely to have a greater effect on fund performance than they would in a more geographically diversified fund.
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. Further, geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes and related geopolitical events have led, and in the future may lead, to increased short-term market volatility, which may disrupt securities markets and have adverse long-term effects on US and world economies and markets. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Growth investing risk. As a category, growth stocks may underperform value stocks (and the stock market as a whole) over any period of time. Because the prices of growth stocks are based largely on the expectation of future earnings, growth stock prices can decline rapidly and significantly in reaction to negative news about such factors as earnings, the economy, political developments, or other news.
A growth company may fail to fulfill apparent promise or may be eclipsed by competitors or its products or its services may be rendered obsolete by new technologies. Growth stocks also typically lack the dividends associated with value stocks that might otherwise cushion investors from the effects of declining stock prices. In addition, growth stocks selected for investment by portfolio management may not perform as anticipated.
Prospectus May 1, 2019	6	Fund Details

Small company risk. Small company stocks tend to be more volatile than medium-sized or large company stocks. Because stock analysts are less likely to follow small companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on small companies, since they may lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.
Medium-sized company risk. Medium-sized company stocks tend to be more volatile than large company stocks. Because stock analysts are less likely to follow medium-sized companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on medium-sized companies, since they lack the financial resources of larger companies. Medium-sized company stocks are typically less liquid than large company stocks.
Security selection risk. The securities in the fund’s portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment and/or the fund may sell certain investments at a price or time that is not advantageous in order to meet redemption requests or other cash needs. Unusual market conditions, such as an unusually high volume of redemptions or other similar conditions could increase liquidity risk for the fund.
This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced). This may affect only certain securities or an overall securities market.
Pricing risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.
Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may prevent the fund from being able to realize full value and thus sell a security for its full valuation. This could cause a material decline in the fund’s net asset value.
Convertible securities risk. The market value of a convertible security performs like that of a regular debt security; that is, when interest rates rise, the price of a convertible security generally declines. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their price may change based on changes in the issuer’s financial condition. Because a convertible security derives a portion of its value from the common stock into which it may be converted, market and issuer risks that apply to the underlying common stock could impact the price of the convertible security.
Preferred stock risk. Preferred stock generally has a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Preferred stock is subject to many of the risks associated with debt securities, including interest rate risk. In addition, preferred stock may not pay a dividend, an issuer may suspend payment of dividends on preferred stock at any time, and in certain situations an issuer may call or redeem its preferred stock or convert it to common stock.
Securities lending risk. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.
Credit risk. The fund's performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. Credit risk is greater for lower-rated securities.
Because the issuers of high yield debt securities, or junk bonds (debt securities rated below the fourth highest credit rating category), may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news, or even the expectation of bad news, than investment-grade debt securities. Credit risk for high yield securities is greater than for higher-rated securities.
For securities that rely on third-party guarantors to support their credit quality, the same risks may apply if the financial condition of the guarantor deteriorates or the guarantor ceases to insure securities. Because guarantors may insure many types of securities, including subprime mortgage bonds and other high-risk bonds, their financial condition could deteriorate as a result of events that have little or no connection to securities owned by the fund.
Interest rate risk. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund’s debt securities, the more sensitive the fund will be to interest rate changes. (As a general rule, a 1% rise
Prospectus May 1, 2019	7	Fund Details

in interest rates means a 1% fall in value for every year of duration.) Recent and potential future changes in monetary policy made by central banks or governments are likely to affect the level of interest rates. Rising interest rates may prompt redemptions from the fund, which may force the fund to sell investments at a time when it is not advantageous to do so, which could result in losses. The fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.
Derivatives risk. Risks associated with derivatives may include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.
There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Operational and technology risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations.
Cyber-attacks may include unauthorized attempts by third parties to improperly access, modify, disrupt the operations of, or prevent access to the systems of the fund’s service providers or counterparties, issuers of securities held by the fund or other market participants or data within them. In addition, power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
Cyber-attacks, disruptions, or failures may adversely affect the fund and its shareholders or cause reputational damage and subject the fund to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. For example, the fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value, and impede trading). In addition, cyber-attacks, disruptions, or failures involving a fund counterparty could affect such counterparty’s ability to meet its obligations to the fund, which may result in losses to the fund and its shareholders. Similar types of operational and technology risks are also present for issuers of securities held by the fund, which could have material adverse consequences for such issuers, and may cause the fund’s investments to lose value. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments.
While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions, or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund, or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will address the possibility of and fallout from cyber-attacks, disruptions, or failures. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, fund counterparties, issuers of securities held by the fund, or other market participants.
Other Policies and Risks
While the previous pages describe the main points of the fund’s strategy and risks, there are a few other matters to know about:
■	Although major changes tend to be infrequent, the fund’s Board could change the fund's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days notice prior to making any changes to the fund's 80% investment policy as described herein.
Prospectus May 1, 2019	8	Fund Details

■	When, in the Advisor's opinion, it is advisable to adopt a temporary defensive position because of unusual and adverse or other market conditions, up to 100% of the fund's assets may be held in cash or invested in money market securities or other short-term investments. Short-term investments consist of (1) foreign and domestic obligations of sovereign governments and their agencies and instrumentalities, authorities and political subdivisions; (2) other short-term rated debt securities or, if unrated, determined to be of comparable quality in the opinion of the Advisor; (3) commercial paper; (4) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (5) repurchase agreements. Short-term investments may also include shares of money market mutual funds. To the extent the fund invests in such instruments, the fund will not be pursuing its investment objective. However, portfolio management may choose to not use these strategies for various reasons, even in volatile market conditions.
■	Portfolio management measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, its own judgment. All securities must meet the credit quality standards applied by portfolio management at the time they are purchased. If a security’s credit quality changes, portfolio management will decide what to do with the security, based on its assessment of what would most benefit the fund.
■	From time to time, the fund may have a concentration of shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the fund.
■	Your fund assets may be at risk of being transferred to the appropriate state if you fail to maintain a valid address and/or if certain activity does not occur in your account within the time specified by state abandoned property law. Contact your financial representative or the transfer agent for additional information.
For More Information
This prospectus doesn’t tell you about every policy or risk of investing in the fund. If you want more information on the fund’s allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).
Keep in mind that there is no assurance that the fund will achieve its investment objective.
A complete list of the fund’s portfolio holdings as of the month-end is posted on dws.com on or after the last day of the following month. More frequent posting of portfolio holdings information may be made from time to time on dws.com. The posted portfolio holdings information is available by fund and generally remains accessible at least until the date on which the fund files its Form N-CSR or N-Q (or, once the fund begins filing on Form N-PORT in April
2019, a Form N-CSR or publicly available Form N-PORT) with the SEC for the period that includes the date as of which the posted information is current. In addition, the fund’s top ten equity holdings and other fund information is posted on dws.com as of the calendar quarter-end on or after the 10th calendar day following quarter-end. The fund’s Statement of Additional Information includes a description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio holdings.
Who Manages and Oversees the Fund
The Investment Advisor
DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for the fund. Under the oversight of the Board, the Advisor makes investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. Deutsche Bank AG reorganized its asset management division, Deutsche Asset Management, into a separate financial services firm, DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is now a separate, publicly-listed financial services firm that is an indirect, majority-owned subsidiary of Deutsche Bank AG. The Advisor is an indirect, wholly-owned subsidiary of DWS Group. The Advisor and its predecessors have more than 90 years of experience managing mutual funds and provide a full range of global investment advisory services to institutional and retail clients.
DWS represents the asset management activities conducted by DWS Group or any of its subsidiaries, including DIMA, other affiliated investment advisors and DWS Distributors, Inc. (“DDI” or the “Distributor”). DWS is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.
The Advisor may utilize the resources of its global investment platform to provide investment management services through branch offices or affiliates located outside the US. In some cases, the Advisor may also utilize its branch offices or affiliates located in the US or outside the US to perform certain services, such as trade execution, trade matching and settlement, or various administrative, back-office or other services. To the extent services are performed outside the US, such activity may be subject to both US and foreign regulation. It is possible that the jurisdiction in which the Advisor or its affiliate performs such services may impose restrictions or limitations on portfolio transactions that are different from, and in addition to, those that apply in the US.
Prospectus May 1, 2019	9	Fund Details

Management Fee. The Advisor receives a management fee from the fund. Below is the management rate paid by the fund for the most recent fiscal year, as a percentage of the fund’s average daily net assets:
Fund Name	Fee Paid
DWS International Growth VIP	0.00%**
**	Reflects the effects of expense limitations and/or fee waivers then in effect.
The following waiver is currently in effect:
The Advisor has contractually agreed through April 30, 2020 to waive its fees and/or reimburse certain operating expenses of the fund to the extent necessary to maintain the fund’s total annual operating expenses (in each instance, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses and acquired funds fees and expenses) at a ratio no higher than 1.21% for Class B shares. The agreement may only be terminated with the consent of the fund’s Board.
A discussion regarding the basis for the Board renewal of the fund’s investment management agreement is contained in the most recent shareholder report for the annual period ended December 31 and the semi-annual period ended June 30 (see “Shareholder reports” on the back cover).
Under a separate administrative services agreement between the fund and the Advisor, the fund pays the Advisor a fee of 0.10% of the fund’s average daily net assets for providing most of the fund's administrative services. The administrative services fee discussed above is included in the fees and expenses table under “Other expenses.”
Multi-Manager Structure. The Advisor, subject to the approval of the Board, has ultimate responsibility to oversee any subadvisor to the fund and to recommend the hiring, termination and replacement of subadvisors. The fund and the Advisor have received an order from the SEC that permits the Advisor to appoint or replace certain subadvisors, to manage all or a portion of the fund’s assets and enter into, amend or terminate a subadvisory agreement with certain subadvisors, in each case subject to the approval of the fund’s Board but without obtaining shareholder approval (“multi-manager structure”). The multi-manager structure applies to subadvisors that are not affiliated with the fund or the Advisor (“nonaffiliated subadvisors”), as well as subadvisors that are indirect or direct, wholly-owned subsidiaries of the Advisor or that are indirect or direct, wholly-owned subsidiaries of the same company that, indirectly or directly, wholly owns the Advisor (“wholly-owned subadvisors”). Pursuant to the SEC order, the Advisor, with the approval of the fund’s Board, has the discretion to terminate any subadvisor and allocate and reallocate the fund’s assets among any other nonaffiliated subadvisors or wholly-owned subadvisors (including terminating a nonaffiliated subadvisor and replacing it with a wholly-owned subadvisor). The fund and the Advisor are subject to the conditions imposed by the SEC order, including the condition that within 90 days of hiring a new subadvisor pursuant to the multi-manager structure, the fund will provide shareholders with an information statement containing information about the new subadvisor. The shareholders of the fund have approved the multi-manager structure described herein.
Management
The following Portfolio Managers are jointly and primarily responsible for the day-to-day management of the fund.
DWS International Growth VIP
Sebastian P. Werner, PhD, Director. Lead Portfolio Manager of the fund. Began managing the fund in 2013.
■	Joined DWS in 2008; previously, he served as a Research Assistant for the Endowed Chair of Asset Management at the European Business School, Oestrich-Winkel while earning his PhD.
■	Portfolio Manager for Global and US Growth Equities: New York.
■	MBA in International Management from the Thunderbird School of Global Management; Masters Degree (“Diplom-Kaufmann”) and PhD in Finance (“Dr.rer.pol.”) from the European Business School, Oestrich-Winkel.
Mark Schumann, CFA, Director. Portfolio Manager of the fund. Began managing the fund in 2015.
■	Joined DWS in 2003.
■	Portfolio Manager - European Equities: New York. Prior to his current role, he served in the Corporate Finance Division.
■	Master’s Degree in Finance, University of St. Gallen (HSG), Switzerland.
The fund’s Statement of Additional Information provides additional information about a portfolio manager’s investments in the fund, a description of the portfolio management compensation structure and information regarding other accounts managed.
Prospectus May 1, 2019	10	Fund Details

Investing in the Fund
Your Investment in the Fund
The information in this section may affect anyone who selects the fund as an investment option in a variable annuity contract or variable life insurance policy that offers the fund. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The fund assumes no responsibility for such prospectuses.
For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at fundsus.dws.com/EN/resources/calculators.jsp (the Web site does not form a part of this prospectus).
Policies about transactions
The information in this prospectus applies to Class B shares of the fund. The fund offers two classes of shares. Class B shares are offered at net asset value and are subject to 12b-1 fees.
Technically, the shareholders of Deutsche DWS Variable Series II are the participating insurance companies (the “insurance companies”) that offer the fund as choices for holders of certain variable annuity contracts or variable life insurance policies (the “contract(s)”) issued or sponsored by the insurance companies. The insurance companies may pass through voting rights to the contract owners. The fund does not sell shares directly to the public. The fund sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the fund by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract. Depending on context in the prospectus, the terms “you” and “yours” refer to either a contract owner or to the insurance company that issues the contract. References to “buying,” “purchasing” or “holding” fund shares refer only to the insurance company, not the contract owner.
Please bear in mind that there are important differences between DWS retail funds available to any investor (a “Retail Fund”) and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the fund, are not sold to insurance company separate accounts to fund investments in variable insurance contracts. In addition, the investment objective, policies and strategies of the fund, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than the fund and have different expense ratios than the fund. As a result, the performance of the fund and a Retail Fund will differ.
Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the fund, orderly portfolio management could be disrupted to the potential detriment of shareholders of the fund.
The fund currently does not foresee any disadvantages to the holders of variable annuity contracts or variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in any such event.
The fund has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. This means that when an insurance company opens an account, the fund will ask for its name, address and other information that will allow the fund to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.
For certain insurance companies, the fund might request additional information (for instance, the fund would ask for documents such as the insurance company’s articles of incorporation) to help the fund verify the insurance company’s identity.
The fund will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in “good order.” Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

Prospectus May 1, 2019	11	Investing in the Fund

The fund may reject a new account application if the insurance company doesn’t provide any required or requested identifying information, or for other reasons.
Buying and Selling Shares
The fund is open for business each day the New York Stock Exchange is open. The fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).
The fund continuously sells shares to each insurance company separate account, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed by the insurance company. The insurance company offers contract owners units in its separate accounts which correspond to shares in a fund. Each insurance company submits purchase and redemption orders to a fund based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed by the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.
Important information about buying and selling shares
■	After receiving a contract owner’s order, the insurance company buys or sells shares at the net asset value next calculated on any day the fund is open for business.
■	Unless otherwise instructed, the fund normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.
■	Redemptions will generally be in the form of cash, though the fund reserves the right to redeem in kind as described below. The fund typically expects to satisfy redemption requests by using available cash or by selling portfolio securities if available cash is not sufficient to meet redemptions. The fund may utilize an existing line of credit for temporary coverage in the event of a cash shortfall. The fund may also utilize interfund lending, though such use is expected to be rare. The fund may use any of these methods of satisfying redemption requests under normal or stressed market conditions. During periods of distressed market conditions, when a significant portion of the fund’s portfolio may be comprised of less-liquid investments, the fund may be more likely to pay redemption proceeds by giving you securities.
■	The fund does not issue share certificates.
■	The fund reserves the right to reject purchases of shares for any reason.
■	The fund reserves the right to withdraw or suspend the offering of shares at any time.
■	The fund reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a fund from disposing of its portfolio securities or pricing its shares.
■	The fund may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the fund, they are deemed to be in the fund’s best interests or when the fund is requested or compelled to do so by governmental authority or by applicable law.
■	The fund may close and liquidate an account if the fund is unable to verify provided information, or for other reasons; if the fund decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the fund shares and may incur tax liability.
■	The fund may pay for shares sold by “redeeming in kind,” that is, by distributing to you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the fund generally won’t make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund’s net assets, whichever is less.
■	A purchase order from an insurance company separate account may not be accepted if the sale of fund shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the fund.
Market Timing Policies and Procedures. Short-term and excessive trading of fund shares may present risks to the fund’s long-term shareholders (as used herein, the term “shareholders” may refer to the contract owners), including potential dilution in the value of fund shares, interference with the efficient management of a fund (including losses on the sale of investments), realized gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if the fund invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have “readily available market quotations.” Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in fund valuation that arise
Prospectus May 1, 2019	12	Investing in the Fund

from the nature of the securities held by the fund (e.g., “time zone arbitrage”). The fund discourages short-term and excessive trading and has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.
The fund reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, the fund may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to the fund. The fund, through its Advisor and transfer agent, will monitor changes in investment direction (CID) by a shareholder within a fund. A CID is a transaction opposite to the prior transaction, which can be a purchase, redemption or exchange. The fund may take other trading activity into account if the fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.
Shareholders are limited to four roundtrip transactions in the same DWS fund (excluding money market funds) over a rolling 12-month period. A “roundtrip” transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same fund's shares. Shareholders with four or more roundtrip transactions in the same DWS fund within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that DWS fund for 12 months. The fund reserves the right to extend or maintain a block beyond 12-months if it deems that the shareholder's activity was harmful to the fund, or that the pattern of activity suggests a pattern of abuse. The rights of a shareholder to redeem shares of a DWS fund are not affected by the four roundtrip transaction limitation.
The fund may make exceptions to the roundtrip transaction policy for certain types of transactions if in the opinion of the Advisor, the transactions do not represent short-term or excessive trading or are not abusive or harmful to the fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the fund or administrator and transactions by certain qualified fund-of-funds.
In certain circumstances, the fund may rely upon the policy of the insurance company or other financial intermediary to deter short-term or excessive trading if the Advisor believes that the policy of such insurance company or other financial intermediary is reasonably designed to detect and deter transactions that are not in the best interests of the fund. An insurance company’s or other financial intermediary’s policy relating to short-term or excessive trading may be more or less restrictive than the DWS funds' policy, may permit certain transactions not permitted by DWS funds' policies, or prohibit transactions not subject to DWS funds' policies.
The Advisor may also accept undertakings from an insurance company or other financial intermediary to enforce short-term or excessive trading policies on behalf of the fund that provide a substantially similar level of protection for the fund against such transactions. For example, certain insurance companies may have contractual or legal restrictions, or operational constraints, that prevent them from blocking an account. In such instances, the Advisor may permit the insurance company to use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.
In addition, to the extent that the fund invests some portion of its assets in foreign securities, that fund has adopted certain fair valuation practices intended to protect the fund from “time zone arbitrage” with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the fund. (See “How the Fund Calculates Share Price.”)
There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying contract holders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. The Advisor reviews trading activity at the separate account level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the separate account level, the Advisor will contact the insurance company or other financial intermediary to request underlying contract holder activity. Depending on the amount of fund shares held in such separate account (which may represent most of the fund’s shares), short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. If short-term or excessive trading is identified, the Advisor will take appropriate action.
The fund’s market timing policies and procedures may be modified or terminated at any time.
How to receive account information
If you are a contract owner, you should contact your insurance company or the organization that provides recordkeeping services for information about your account.
Please see the contract prospectus that accompanies this prospectus for the customer service telephone number.
How to select shares
Shares in the fund are available in connection with certain variable annuity and life insurance arrangements. Each insurance company has different provisions about how and
Prospectus May 1, 2019	13	Investing in the Fund

when their contract owners may select fund shares. Each insurance company is responsible for communicating its contract owners’ instructions to the fund. Contract owners should contact their insurance company to effect transactions in connection with the fund.
Financial intermediary support payments
The Advisor, the Distributor and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries (“financial representatives”) in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares (“revenue sharing”). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the fund, any recordkeeping/sub-transfer agency/networking fees payable by the fund (generally through the Distributor or an affiliate) and/or the Distributor or Advisor to certain financial representatives for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial representatives. For example, the Advisor, the Distributor and/or their affiliates may, using their legitimate profits, compensate financial representatives for providing the fund with “shelf space” or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund “supermarket” platforms and other formal sales programs; granting the Distributor access to the financial representative’s sales force; granting the Distributor access to the financial representative’s conferences and meetings; assistance in training and educating the financial representative’s personnel; and obtaining other forms of marketing support. In addition, revenue sharing payments may consist of the Distributor’s and/or its affiliates’ payment or reimbursement of ticket charges that would otherwise be assessed by a financial representative on an investor’s fund transactions.
The level of revenue sharing payments made to financial representatives may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial representative, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial representatives or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial representatives based on, for example, the nature of the services provided by the financial representative.
The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares or the retention and/or servicing of investors to financial representatives in amounts that generally range from 0.01% up to 0.52% of assets of the fund serviced and maintained by the financial representative, 0.05% to 0.25% of sales of the fund attributable to the financial representative, a flat fee of up to $143,750, or any combination thereof. These amounts are annual figures typically paid on a quarterly basis and are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial representative’s recommendation of the fund or of any particular share class of the fund. You should review your financial representative’s compensation disclosure and/or talk to your financial representative to obtain more information on how this compensation may have influenced your financial representative’s recommendation of the fund. Additional information regarding these revenue sharing payments is included in the fund’s Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).
The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial representatives under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial representatives to retirement plans that obtain recordkeeping services from ADP, Inc. or to 403(b) plans that obtain recordkeeping services from Ascensus, Inc. on the DWS-branded retirement plan platform (the “Platform”). The level of revenue sharing payments is based upon sales of both the DWS funds and the non-DWS funds by the financial representative on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial representative on the Platform.
It is likely that broker-dealers that execute portfolio transactions for the fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates
Prospectus May 1, 2019	14	Investing in the Fund

will not use fund brokerage to pay for their obligation to provide additional compensation to financial representatives as described above.
How the Fund Calculates Share Price
To calculate net asset value per share, or NAV, the fund uses the following equation:
(	Total Assets	−	Total Liabilities	)	÷	Total Number of Shares Outstanding	=	NAV
The price at which you buy and sell shares for the fund is the NAV. To obtain the fund's most recent share price, go to dws.com (we have included our Web site address as an inactive textual reference and do not intend it to be an active link to our Web site; the Web site does not form a part of this prospectus) or call the telephone number included in this prospectus.
We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security’s value or a meaningful portion of the value of the fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the fund’s value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.
It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be the fund’s use of fair value pricing. This is intended to reduce the fund’s exposure to “time zone arbitrage” and other harmful trading practices. (See “Market timing policies and procedures.”)
To the extent that the fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren’t able to buy or sell fund shares through the contract. This is because some foreign markets are open on days and at times when the fund doesn’t price the shares.
Distributions
The fund intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The fund may make additional distributions if necessary.
All distributions will be reinvested in shares of a fund unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the fund for federal income tax purposes.
Taxes
The fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and intends to meet all requirements necessary to avoid paying any federal income or excise taxes.
Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59½ may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.
In order for investors to receive the favorable federal income tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to diversify its assets such that a separate account investing in the fund will comply with these requirements with respect to the amounts invested in a fund. If a fund or separate account does not meet such requirements or if a fund were to fail to qualify as a regulated investment company for any taxable year and could not or did not cure such failure, income allocable to the contracts associated with the separate account may be taxable currently for federal income tax purposes to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure. In addition, if a fund were to fail to qualify and be eligible for treatment as a regulated investment company for any taxable year and could not or did not cure such failure, the fund would be subject to tax on its taxable income at corporate rates.
Under Treasury regulations, insurance companies holding the separate accounts may have to report to the IRS losses above a certain amount resulting from a sale or disposition of a fund’s shares.
The discussion above is generally based on the assumption that shares of a fund will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the IRS finds an impermissible level of “investor control” over the investment options underlying variable contracts), the advantageous federal
Prospectus May 1, 2019	15	Investing in the Fund

income tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available. In that situation, the person or persons determined to own the fund shares will be currently taxed for federal income tax purposes on fund distributions, and on the proceeds of any redemption of fund shares.
Participating insurance companies should consult their own tax advisors as to whether distributions from a fund are subject to federal income tax if they are retained as part of policy reserves.
Fund investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments, which will reduce a fund's return on such securities.
The fund’s investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such investments. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.
The preceding is a brief summary of certain of the relevant federal income tax considerations. Because each shareholder’s and contract holder’s tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible federal, foreign, state or local taxes.
Marketing and Distribution Fees
Deutsche DWS Variable Series II has adopted a 12b-1 plan for the fund’s Class B shares. Under the plan, Deutsche DWS Variable Series II may make quarterly payments to the Distributor for distribution and shareholder servicing related expenses incurred or paid by the Distributor or a participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of 0.25% of the average daily net assets of Class B shares during that quarterly period. Depending on the participating insurance company's corporate structure and applicable state law, the distributor may remit payments to the participating insurance company's affiliated broker-dealers or other affiliated company rather than to the participating insurance company itself.
Because 12b-1 fees for Class B shares are paid out of fund assets on an ongoing basis, they will, over time, increase the cost of investment in Class B shares and may cost more than other types of sales charges.
Examples of expenses payable under the plan include the costs of printing and mailing materials (such as fund prospectuses, shareholder reports, fund advertisements and sales literature), holding seminars and sales meetings, providing customer service to policyholders and sales compensation.
Prospectus May 1, 2019	16	Investing in the Fund

Financial Highlights
The financial highlights are designed to help you understand recent financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the fund’s annual report (see “Shareholder reports” on the back cover). This information does not reflect charges and fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These charges and fees will reduce returns.

Prior to October 1, 2017, the fund was named Deutsche Global Growth VIP and operated with a different investment strategy. Performance would have been different if the fund’s current investment strategy had been in effect.
DWS International Growth VIP — Class B
	Years Ended December 31,
	2018	2017	2016	2015	2014
Selected Per Share Data
Net asset value, beginning of period	$13.93	$11.13	$10.82	$11.05	$11.14
Income (loss) from investment operations:
Net investment income[a]	.12	.02	.02	.05	.02
Net realized and unrealized gain (loss)	(2.46)	2.79	.35	(.23)	(.04)
Total from investment operations	(2.34)	2.81	.37	(.18)	(.02)
Less distributions from:
Net investment income	(.10)	(.01)	(.06)	(.05)	(.07)
Net asset value, end of period	$11.49	$13.93	$11.13	$10.82	$11.05
Total Return (%)[b]	(16.92)	25.26	3.38	(1.64)	(.15)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.2	.2	.07	.1	.1
Ratio of expenses before expense reductions (%)[c]	2.07	1.90	1.98	1.76	1.76
Ratio of expenses after expense reductions (%)[c]	1.06	1.15	1.24	1.22	1.15
Ratio of net investment income (%)	.92	.12	.17	.40	.14
Portfolio turnover rate (%)	38	62	70	64	63
a	Based on average shares outstanding during the period.
b	Total return would have been lower had certain expenses not been reduced.
c	Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.
Prospectus May 1, 2019	17	Financial Highlights

Appendix
Hypothetical Expense Summary
Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the fund may be higher or lower than 5% and, for money market funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.
The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund’s prospectus to consider the investment objective, risks, expenses and charges of the fund prior to investing.

DWS International Growth VIP — Class B
	Maximum Sales Charge: 0.00%	Initial Hypothetical Investment: $10,000		Assumed Rate of Return: 5%
Year	Cumulative Return Before Fees & Expenses	Annual Fund Expense Ratios	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	1.21%	3.79%	$10,379.00	$123.29
2	10.25%	2.07%	6.83%	$10,683.10	$217.99
3	15.76%	2.07%	9.96%	$10,996.12	$224.38
4	21.55%	2.07%	13.18%	$11,318.31	$230.95
5	27.63%	2.07%	16.50%	$11,649.93	$237.72
6	34.01%	2.07%	19.91%	$11,991.28	$244.69
7	40.71%	2.07%	23.43%	$12,342.62	$251.86
8	47.75%	2.07%	27.04%	$12,704.26	$259.24
9	55.13%	2.07%	30.76%	$13,076.49	$266.83
10	62.89%	2.07%	34.60%	$13,459.63	$274.65
Total					$2,331.60
Additional Index Information
MSCI All Country World ex USA Index captures large and mid cap representation across 23 Developed Markets countries and 24 Emerging Markets countries.
Prospectus May 1, 2019	18	Appendix

To Get More Information
Shareholder reports. Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected fund performance during its last fiscal year.
Statement of Additional Information (SAI). This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it’s legally part of this prospectus).
For a free copy of any of these documents or to request other information about the fund, contact DWS at the telephone number or address listed below. SAIs and shareholder reports are also available through the DWS Web site at dws.com. These documents and other information about the fund are available from the EDGAR
Database on the SEC’s Internet site at sec.gov. If you like, you may obtain copies of this information, after paying a duplicating fee, by e-mailing a request to publicinfo@sec.gov.
Contact Information
DWS	222 South Riverside Plaza Chicago, IL 60606-5808 dws.com
(800) 728-3337
Distributor	DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
SEC File Number	Deutsche DWS Variable Series II 811-05002
(05/01/19) 2B-IG

Prospectus
May 1, 2019
DEUTSCHE DWS VARIABLE SERIES II (formerly DEUTSCHE VARIABLE SERIES II)
Class B

DWS Small Mid Cap Value VIP (formerly Deutsche Small Mid Cap Value VIP)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission (SEC), you may not be receiving paper copies of the fund’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from your insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a Web site, and your insurance company will notify you by mail each time a report is posted and provide you with a Web site link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your insurance company electronically by following the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. If your insurance company informs you that future reports will be delivered via Web access, you can inform your insurance company that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by your insurance company.
This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.
The SEC does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

DWS Small Mid Cap Value VIP
(formerly Deutsche Small Mid Cap Value VIP)
Investment Objective
The fund seeks long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.
SHAREHOLDER FEES
(paid directly from your investment)	None
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)
Management fee	0.65
Distribution/service (12b-1) fees	0.25
Other expenses	0.34
Total annual fund operating expenses	1.24
Fee waiver/expense reimbursement	0.03
Total annual fund operating expenses after fee waiver/expense reimbursement	1.21
The Advisor has contractually agreed through April 30, 2020 to waive its fees and/or reimburse certain operating expenses of the fund to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses and acquired funds fees and expenses) at a ratio no higher than 1.21% for Class B shares. The agreement may only be terminated with the consent of the fund’s Board.
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The
Example also assumes that your investment has a 5% return each year and that the fund's operating expenses (including one year of capped expenses in each period) remain the same. This example does not reflect any fees or sales charges imposed by a variable contract for which the fund is an investment option. If they were included, your costs would be higher.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$123	$390	$678	$1,497
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 64% of the average value of its portfolio.
Principal Investment Strategy
Main investments. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in undervalued common stocks of small and mid-size US companies. The fund defines small companies as those that are similar in market value to those in the Russell 2000® Value Index. While the market capitalization of the Russell 2000® Value Index changes throughout the year, as of February 28, 2019, the market capitalization range of the Russell 2000® Value Index was between $16.4 million and $6.7 billion. The Russell 2000® Value Index is reconstituted annually every June. The fund defines mid-size companies as those that are similar in market value to those in the Russell Midcap® Value Index. While the market capitalization range of the Russell Midcap® Value Index changes throughout the year, as of February 28, 2019, the market capitalization

Prospectus May 1, 2019	1	DWS Small Mid Cap Value VIP

range of the Russell Midcap® Value Index was between $574.8 million and $40.1 billion. The Russell Midcap® Value Index is reconstituted annually every June. The fund intends to invest primarily in companies whose market capitalizations fall within the normal range of each index at the time of investment.
While the fund invests mainly in US stocks, it could invest up to 20% of net assets in foreign securities.
The fund’s equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible stocks. The fund may also invest in initial public offerings and real estate investment trusts (REITs).
Management process. In choosing stocks, portfolio management uses proprietary quantitative models to identify and acquire holdings for the fund. The quantitative models are research based and identify primarily fundamental factors, including valuation, momentum, profitability, earnings and sales growth, which have been effective sources of return historically. These are dynamic models with different factor weights for different industry groupings. The fund’s portfolio is constructed based on this quantitative process that strives to maximize returns while maintaining a risk profile similar to the fund’s benchmark index.
Portfolio management may sell a security when its quantitative model indicates that other investments are more attractive, when the company no longer meets performance or risk expectations, or to maintain portfolio characteristics similar to the fund’s benchmark.
All investment decisions are made within risk parameters set by portfolio management. The factors considered and models used by portfolio management may be adjusted from time to time and may favor different types of securities from different industries and companies at different times.
Securities lending. The fund may lend securities (up to one-third of total assets) to approved institutions, such as registered broker-dealers, banks and pooled investment vehicles.
Main Risks
There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. Further, geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes and related geopolitical events have led, and in the future may lead, to increased short-term market volatility, which may disrupt securities markets and have adverse long-term effects on US and world economies and markets. To the extent the fund invests in a particular capitalization or sector, the fund’s performance may be affected by the general performance of that particular capitalization or sector.
Small company risk. Small company stocks tend to be more volatile than medium-sized or large company stocks. Because stock analysts are less likely to follow small companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on small companies, since they may lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.
Medium-sized company risk. Medium-sized company stocks tend to be more volatile than large company stocks. Because stock analysts are less likely to follow medium-sized companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on medium-sized companies, since they lack the financial resources of larger companies. Medium-sized company stocks are typically less liquid than large company stocks.
Value investing risk. As a category, value stocks may underperform growth stocks (and the stock market as a whole) over any period of time. In addition, value stocks selected for investment by portfolio management may not perform as anticipated.
Security selection risk. The securities in the fund’s portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.
Quantitative model risk. The fund’s strategy relies heavily on quantitative models and the analysis of specific metrics to construct the fund’s portfolio. The impact of these metrics on a stock’s performance can be difficult to predict, and stocks that previously possessed certain desirable quantitative characteristics may not continue to demonstrate those same characteristics in the future. In addition, relying on quantitative models entails the risk that the
Prospectus May 1, 2019	2	DWS Small Mid Cap Value VIP

models themselves may be limited or incorrect, that the data on which the models rely may be incorrect or incomplete, and that the Advisor may not be successful in selecting companies for investment or determining the weighting of particular stocks in the fund’s portfolio. Any of these factors could cause the fund to underperform funds with similar strategies that do not select stocks based on quantitative analysis.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments, as well as US and foreign government actions such as the imposition of tariffs, economic and trade sanctions or embargoes, could undermine the value of the fund’s investments, prevent the fund from realizing the full value of its investments or prevent the fund from selling securities it holds. In June 2016, citizens of the United Kingdom approved a referendum to leave the European Union (EU) and in March 2017, the United Kingdom initiated the formal process of withdrawing from the EU. Significant uncertainty exists regarding the United Kingdom’s anticipated withdrawal from the EU and any adverse economic and political effects such withdrawal may have on the United Kingdom, other EU countries and the global economy.
Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.
Real estate securities risk. The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments and will depend on the value of the underlying properties or the underlying loans or interest. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities.
Pricing risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.
Securities lending risk. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment and/or the fund may sell certain investments at a price or time that is not advantageous in order to meet redemption requests or other cash needs. Unusual market conditions, such as an unusually high volume of redemptions or other similar conditions could increase liquidity risk for the fund.
IPO risk. Prices of securities bought in an initial public offering (IPO) may rise and fall rapidly, often because of investor perceptions rather than economic reasons. To the extent a mutual fund is small in size, its IPO investments may have a significant impact on its performance since they may represent a larger proportion of the fund’s overall portfolio as compared to the portfolio of a larger fund.
Operational and technology risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations.
Past Performance
How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends and distributions were reinvested. For more recent performance figures, go to dws.com (the Web site does not form a part of this prospectus) or call the telephone number included in this prospectus. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.
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Prior to September 3, 2013, the fund had a subadvisor and a different investment management team that operated with a different investment strategy. Performance would have been different if the fund’s current investment strategy had been in effect.
CALENDAR YEAR TOTAL RETURNS  (%) (Class B)

	Returns	Period ending
Best Quarter	21.15%	September 30, 2009
Worst Quarter	-20.85%	September 30, 2011
Year-to-Date	12.05%	March 31, 2019
Average Annual Total Returns
(For periods ended 12/31/2018 expressed as a %)
	Class Inception	1 Year	5 Years	10 Years
Class B before tax	7/1/2002	-16.32	1.98	9.61
Russell 2500 Value Index (reflects no deduction for fees, expenses or taxes)		-12.36	4.16	11.62
Management
Investment Advisor
DWS Investment Management Americas, Inc.
Portfolio Manager(s)
Pankaj Bhatnagar, PhD, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2019.
Arno V. Puskar, Director. Portfolio Manager of the fund. Began managing the fund in 2019.
Purchase and Sale of Fund Shares
The fund is intended for use in a variable insurance product. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.
Tax Information
The fund normally distributes its net investment income and realized capital gains, if any, to its shareholders, the separate accounts of participating insurance companies. These distributions may not be taxable to the holders of variable annuity contracts and variable life insurance policies. For information concerning the federal income tax consequences for the holders of such contracts or policies, holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.
Payments to Financial Intermediaries
If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund, the Advisor, and/or the Advisor’s affiliates, may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's Web site for more information.
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Fund Details
Additional Information About Fund Strategies and Risks
DWS Small Mid Cap Value VIP
Investment Objective
The fund seeks long-term capital appreciation.
Principal Investment Strategy
Main investments. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in undervalued common stocks of small and mid-size US companies. The fund defines small companies as those that are similar in market value to those in the Russell 2000® Value Index. While the market capitalization of the Russell 2000® Value Index changes throughout the year, as of February 28, 2019, the market capitalization range of the Russell 2000® Value Index was between $16.4 million and $6.7 billion. The Russell 2000® Value Index is reconstituted annually every June. The fund defines mid-size companies as those that are similar in market value to those in the Russell Midcap® Value Index. While the market capitalization range of the Russell Midcap® Value Index changes throughout the year, as of February 28, 2019, the market capitalization range of the Russell Midcap® Value Index was between $574.8 million and $40.1 billion. The Russell Midcap® Value Index is reconstituted annually every June. The fund intends to invest primarily in companies whose market capitalizations fall within the normal range of each index at the time of investment.
While the fund invests mainly in US stocks, it could invest up to 20% of net assets in foreign securities.
The fund’s equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible stocks. The fund may also invest in initial public offerings and real estate investment trusts (REITs).
Management process. In choosing stocks, portfolio management uses proprietary quantitative models to identify and acquire holdings for the fund. The quantitative models are research based and identify primarily fundamental factors, including valuation, momentum, profitability, earnings and sales growth, which have been effective sources of return historically. These are dynamic models with different factor weights for different industry groupings. The fund’s portfolio is constructed based on this quantitative process that strives to maximize returns while maintaining a risk profile similar to the fund’s benchmark index.
Portfolio management may sell a security when its quantitative model indicates that other investments are more attractive, when the company no longer meets performance or risk expectations, or to maintain portfolio characteristics similar to the fund’s benchmark.
All investment decisions are made within risk parameters set by portfolio management. The factors considered and models used by portfolio management may be adjusted from time to time and may favor different types of securities from different industries and companies at different times.
Securities lending. The fund may lend securities (up to one-third of total assets) to approved institutions, such as registered broker-dealers, banks and pooled investment vehicles.
Other Investment Strategies
Derivatives. The fund may use various types of derivatives (a contract whose value is based on, for example, indices, currencies or securities) (i) for hedging purposes; (ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.
Main Risks
There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

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Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. Further, geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes and related geopolitical events have led, and in the future may lead, to increased short-term market volatility, which may disrupt securities markets and have adverse long-term effects on US and world economies and markets. To the extent the fund invests in a particular capitalization or sector, the fund’s performance may be affected by the general performance of that particular capitalization or sector.
Small company risk. Small company stocks tend to be more volatile than medium-sized or large company stocks. Because stock analysts are less likely to follow small companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on small companies, since they may lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.
Medium-sized company risk. Medium-sized company stocks tend to be more volatile than large company stocks. Because stock analysts are less likely to follow medium-sized companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on medium-sized companies, since they lack the financial resources of larger companies. Medium-sized company stocks are typically less liquid than large company stocks.
Value investing risk. As a category, value stocks may underperform growth stocks (and the stock market as a whole) over any period of time. In addition, value stocks selected for investment by portfolio management may not perform as anticipated.
Security selection risk. The securities in the fund’s portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.
Quantitative model risk. The fund’s strategy relies heavily on quantitative models and the analysis of specific metrics to construct the fund’s portfolio. The impact of these metrics on a stock’s performance can be difficult to predict, and stocks that previously possessed certain desirable quantitative characteristics may not continue to demonstrate those same characteristics in the future. In addition, relying on quantitative models entails the risk that the models themselves may be limited or incorrect, that the data on which the models rely may be incorrect or incomplete, and that the Advisor may not be successful in selecting companies for investment or determining the weighting of particular stocks in the fund’s portfolio. Any of these factors could cause the fund to underperform funds with similar strategies that do not select stocks based on quantitative analysis.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments, as well as US and foreign government actions such as the imposition of tariffs, economic and trade sanctions or embargoes, could undermine the value of the fund’s investments, prevent the fund from realizing the full value of its investments or prevent the fund from selling securities it holds. In June 2016, citizens of the United Kingdom approved a referendum to leave the European Union (EU) and in March 2017, the United Kingdom initiated the formal process of withdrawing from the EU. Significant uncertainty exists regarding the United Kingdom’s anticipated withdrawal from the EU and any adverse economic and political effects such withdrawal may have on the United Kingdom, other EU countries and the global economy.
Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.
Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding or other taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.
Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and
Prospectus May 1, 2019	6	Fund Details

costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments.
Real estate securities risk. The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments and will depend on the value of the underlying properties or the underlying loans or interest. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities.
Pricing risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.
Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may prevent the fund from being able to realize full value and thus sell a security for its full valuation. This could cause a material decline in the fund’s net asset value.
Convertible securities risk. The market value of a convertible security performs like that of a regular debt security; that is, when interest rates rise, the price of a convertible security generally declines. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their price may change based on changes in the issuer’s financial condition. Because a convertible security derives a portion of its value from the common stock into which it may be converted, market and issuer risks that apply to the underlying common stock could impact the price of the convertible security.
Preferred stock risk. Preferred stock generally has a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Preferred stock is subject to many of the risks associated with debt securities, including interest rate risk. In addition, preferred stock may not pay a dividend, an issuer may suspend payment of dividends on preferred stock at any time, and in certain situations an issuer may call or redeem its preferred stock or convert it to common stock.
Securities lending risk. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.
Derivatives risk. Risks associated with derivatives may include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.
There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment and/or the fund may sell certain investments at a price or time that is not advantageous in order to meet redemption requests or other cash needs. Unusual market conditions, such as an unusually high volume of redemptions or other similar conditions could increase liquidity risk for the fund.
This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced). This may affect only certain securities or an overall securities market.
IPO risk. Prices of securities bought in an initial public offering (IPO) may rise and fall rapidly, often because of investor perceptions rather than economic reasons. To the extent a mutual fund is small in size, its IPO investments
Prospectus May 1, 2019	7	Fund Details

may have a significant impact on its performance since they may represent a larger proportion of the fund’s overall portfolio as compared to the portfolio of a larger fund.
Operational and technology risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations.
Cyber-attacks may include unauthorized attempts by third parties to improperly access, modify, disrupt the operations of, or prevent access to the systems of the fund’s service providers or counterparties, issuers of securities held by the fund or other market participants or data within them. In addition, power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
Cyber-attacks, disruptions, or failures may adversely affect the fund and its shareholders or cause reputational damage and subject the fund to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. For example, the fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value, and impede trading). In addition, cyber-attacks, disruptions, or failures involving a fund counterparty could affect such counterparty’s ability to meet its obligations to the fund, which may result in losses to the fund and its shareholders. Similar types of operational and technology risks are also present for issuers of securities held by the fund, which could have material adverse consequences for such issuers, and may cause the fund’s investments to lose value. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments.
While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions, or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund, or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will address the possibility of and fallout from cyber-attacks, disruptions, or failures. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, fund counterparties, issuers of securities held by the fund, or other market participants.
Other Policies and Risks
While the previous pages describe the main points of the fund’s strategy and risks, there are a few other matters to know about:
■	Although major changes tend to be infrequent, the fund’s Board could change the fund's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days notice prior to making any changes to the fund's 80% investment policy as described herein.
■	When, in the Advisor's opinion, it is advisable to adopt a temporary defensive position because of unusual and adverse or other market conditions, up to 100% of the fund's assets may be held in cash or invested in money market securities or other short-term investments. Short-term investments consist of (1) foreign and domestic obligations of sovereign governments and their agencies and instrumentalities, authorities and political subdivisions; (2) other short-term rated debt securities or, if unrated, determined to be of comparable quality in the opinion of the Advisor; (3) commercial paper; (4) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (5) repurchase agreements. Short-term investments may also include shares of money market mutual funds. To the extent the fund invests in such instruments, the fund will not be pursuing its investment objective. However, portfolio management may choose to not use these strategies for various reasons, even in volatile market conditions.
■	Portfolio management measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, its own judgment. All securities must meet the credit quality standards applied by portfolio management at the time they are purchased. If a security’s credit quality changes, portfolio management will decide what to do with the security, based on its assessment of what would most benefit the fund.
■	From time to time, the fund may have a concentration of shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the fund.
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■	Your fund assets may be at risk of being transferred to the appropriate state if you fail to maintain a valid address and/or if certain activity does not occur in your account within the time specified by state abandoned property law. Contact your financial representative or the transfer agent for additional information.
For More Information
This prospectus doesn’t tell you about every policy or risk of investing in the fund. If you want more information on the fund’s allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).
Keep in mind that there is no assurance that the fund will achieve its investment objective.
A complete list of the fund’s portfolio holdings as of the month-end is posted on dws.com on or after the last day of the following month. More frequent posting of portfolio holdings information may be made from time to time on dws.com. The posted portfolio holdings information is available by fund and generally remains accessible at least until the date on which the fund files its Form N-CSR or N-Q (or, once the fund begins filing on Form N-PORT in April 2019, a Form N-CSR or publicly available Form N-PORT) with the SEC for the period that includes the date as of which the posted information is current. In addition, the fund’s top ten equity holdings and other fund information is posted on dws.com as of the calendar quarter-end on or after the 10th calendar day following quarter-end. The fund’s Statement of Additional Information includes a description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio holdings.
Who Manages and Oversees the Fund
The Investment Advisor
DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for the fund. Under the oversight of the Board, the Advisor , or the subadvisor makes investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. Deutsche Bank AG reorganized its asset management division, Deutsche Asset Management, into a separate financial services firm, DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is now a separate, publicly-listed financial services firm that is an indirect, majority-owned subsidiary of Deutsche Bank AG. The Advisor is an indirect, wholly-owned subsidiary of DWS Group. The Advisor and its predecessors have more than 90 years of experience managing mutual funds and provide a full range of global investment advisory services to institutional and retail clients.
DWS represents the asset management activities conducted by DWS Group or any of its subsidiaries, including DIMA, other affiliated investment advisors and
DWS Distributors, Inc. (“DDI” or the “Distributor”). DWS is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.
The Advisor may utilize the resources of its global investment platform to provide investment management services through branch offices or affiliates located outside the US. In some cases, the Advisor may also utilize its branch offices or affiliates located in the US or outside the US to perform certain services, such as trade execution, trade matching and settlement, or various administrative, back-office or other services. To the extent services are performed outside the US, such activity may be subject to both US and foreign regulation. It is possible that the jurisdiction in which the Advisor or its affiliate performs such services may impose restrictions or limitations on portfolio transactions that are different from, and in addition to, those that apply in the US.
Management Fee. The Advisor receives a management fee from the fund. Below is the management rate paid by the fund for the most recent fiscal year, as a percentage of the fund’s average daily net assets:
Fund Name	Fee Paid
DWS Small Mid Cap Value VIP	0.60%**
**	Reflects the effects of expense limitations and/or fee waivers then in effect.
The following waiver is currently in effect:
The Advisor has contractually agreed through April 30, 2020 to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses and acquired funds fees and expenses) at a ratio no higher than 1.21% for Class B shares. The agreement may only be terminated with the consent of the fund’s Board.
A discussion regarding the basis for the Board renewal of the fund’s investment management agreement and subadvisory agreement is contained in the most recent shareholder report for the annual period ended December 31 and the semi-annual period ended June 30 (see “Shareholder reports” on the back cover).
Under a separate administrative services agreement between the fund and the Advisor, the fund pays the Advisor a fee of 0.10% of the fund’s average daily net assets for providing most of the fund's administrative services. The administrative services fee discussed above is included in the fees and expenses table under “Other expenses.”
Prospectus May 1, 2019	9	Fund Details

Multi-Manager Structure. The Advisor, subject to the approval of the Board, has ultimate responsibility to oversee any subadvisor to the fund and to recommend the hiring, termination and replacement of subadvisors. The fund and the Advisor have received an order from the SEC that permits the Advisor to appoint or replace certain subadvisors, to manage all or a portion of the fund’s assets and enter into, amend or terminate a subadvisory agreement with certain subadvisors, in each case subject to the approval of the fund’s Board but without obtaining shareholder approval (“multi-manager structure”). The multi-manager structure applies to subadvisors that are not affiliated with the fund or the Advisor (“nonaffiliated subadvisors”), as well as subadvisors that are indirect or direct, wholly-owned subsidiaries of the Advisor or that are indirect or direct, wholly-owned subsidiaries of the same company that, indirectly or directly, wholly owns the Advisor (“wholly-owned subadvisors”). Pursuant to the SEC order, the Advisor, with the approval of the fund’s Board, has the discretion to terminate any subadvisor and allocate and reallocate the fund’s assets among any other nonaffiliated subadvisors or wholly-owned subadvisors (including terminating a nonaffiliated subadvisor and replacing it with a wholly-owned subadvisor). The fund and the Advisor are subject to the conditions imposed by the SEC order, including the condition that within 90 days of hiring a new subadvisor pursuant to the multi-manager structure, the fund will provide shareholders with an information statement containing information about the new subadvisor. The shareholders of the fund have approved the multi-manager structure described herein.
Management
DWS Small Mid Cap Value VIP
The following Portfolio Managers are jointly and primarily responsible for the day-to-day management of the fund.
Pankaj Bhatnagar, PhD, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2019.
■	Joined DWS in 2000 with seven years of industry experience; previously, served in Quantitative Strategy roles at Nomura Securities, Credit Suisse and Salomon Brothers.
■	Head of Core Equity and Co-Head of Systematic and Quantitative Strategies: New York.
■	Degree in Civil Engineering, Indian Institute of Technology; MBA, Kent State University; PhD in Finance, University of North Carolina at Chapel Hill.
Arno V. Puskar, Director. Portfolio Manager of the fund. Began managing the fund in 2019.
■	Joined DWS in 1987.
■	Portfolio Manager for US Equities and Quantitative Analyst: New York.
■	BS in Industrial Engineering from Lehigh University; MBA from Pepperdine University.
The fund’s Statement of Additional Information provides additional information about a portfolio manager’s investments in the fund, a description of the portfolio management compensation structure and information regarding other accounts managed.
Prospectus May 1, 2019	10	Fund Details

Investing in the Fund
Your Investment in the Fund
The information in this section may affect anyone who selects the fund as an investment option in a variable annuity contract or variable life insurance policy that offers the fund. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The fund assumes no responsibility for such prospectuses.
For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at fundsus.dws.com/EN/resources/calculators.jsp (the Web site does not form a part of this prospectus).
Policies about transactions
The information in this prospectus applies to Class B shares of the fund. The fund offers two classes of shares. Class B shares are offered at net asset value and are subject to 12b-1 fees.
Technically, the shareholders of Deutsche DWS Variable Series II are the participating insurance companies (the “insurance companies”) that offer the fund as choices for holders of certain variable annuity contracts or variable life insurance policies (the “contract(s)”) issued or sponsored by the insurance companies. The insurance companies may pass through voting rights to the contract owners. The fund does not sell shares directly to the public. The fund sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the fund by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract. Depending on context in the prospectus, the terms “you” and “yours” refer to either a contract owner or to the insurance company that issues the contract. References to “buying,” “purchasing” or “holding” fund shares refer only to the insurance company, not the contract owner.
Please bear in mind that there are important differences between DWS retail funds available to any investor (a “Retail Fund”) and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the fund, are not sold to insurance company separate accounts to fund investments in variable insurance contracts. In addition, the investment objective, policies and strategies of the fund, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than the fund and have different expense ratios than the fund. As a result, the performance of the fund and a Retail Fund will differ.
Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the fund, orderly portfolio management could be disrupted to the potential detriment of shareholders of the fund.
The fund currently does not foresee any disadvantages to the holders of variable annuity contracts or variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in any such event.
The fund has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. This means that when an insurance company opens an account, the fund will ask for its name, address and other information that will allow the fund to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.
For certain insurance companies, the fund might request additional information (for instance, the fund would ask for documents such as the insurance company’s articles of incorporation) to help the fund verify the insurance company’s identity.
The fund will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in “good order.” Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

Prospectus May 1, 2019	11	Investing in the Fund

The fund may reject a new account application if the insurance company doesn’t provide any required or requested identifying information, or for other reasons.
Buying and Selling Shares
The fund is open for business each day the New York Stock Exchange is open. The fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).
The fund continuously sells shares to each insurance company separate account, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed by the insurance company. The insurance company offers contract owners units in its separate accounts which correspond to shares in a fund. Each insurance company submits purchase and redemption orders to a fund based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed by the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.
Important information about buying and selling shares
■	After receiving a contract owner’s order, the insurance company buys or sells shares at the net asset value next calculated on any day the fund is open for business.
■	Unless otherwise instructed, the fund normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.
■	Redemptions will generally be in the form of cash, though the fund reserves the right to redeem in kind as described below. The fund typically expects to satisfy redemption requests by using available cash or by selling portfolio securities if available cash is not sufficient to meet redemptions. The fund may utilize an existing line of credit for temporary coverage in the event of a cash shortfall. The fund may also utilize interfund lending, though such use is expected to be rare. The fund may use any of these methods of satisfying redemption requests under normal or stressed market conditions. During periods of distressed market conditions, when a significant portion of the fund’s portfolio may be comprised of less-liquid investments, the fund may be more likely to pay redemption proceeds by giving you securities.
■	The fund does not issue share certificates.
■	The fund reserves the right to reject purchases of shares for any reason.
■	The fund reserves the right to withdraw or suspend the offering of shares at any time.
■	The fund reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a fund from disposing of its portfolio securities or pricing its shares.
■	The fund may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the fund, they are deemed to be in the fund’s best interests or when the fund is requested or compelled to do so by governmental authority or by applicable law.
■	The fund may close and liquidate an account if the fund is unable to verify provided information, or for other reasons; if the fund decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the fund shares and may incur tax liability.
■	The fund may pay for shares sold by “redeeming in kind,” that is, by distributing to you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the fund generally won’t make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund’s net assets, whichever is less.
■	A purchase order from an insurance company separate account may not be accepted if the sale of fund shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the fund.
Market Timing Policies and Procedures. Short-term and excessive trading of fund shares may present risks to the fund’s long-term shareholders (as used herein, the term “shareholders” may refer to the contract owners), including potential dilution in the value of fund shares, interference with the efficient management of a fund (including losses on the sale of investments), realized gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if the fund invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have “readily available market quotations.” Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in fund valuation that arise
Prospectus May 1, 2019	12	Investing in the Fund

from the nature of the securities held by the fund (e.g., “time zone arbitrage”). The fund discourages short-term and excessive trading and has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.
The fund reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, the fund may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to the fund. The fund, through its Advisor and transfer agent, will monitor changes in investment direction (CID) by a shareholder within a fund. A CID is a transaction opposite to the prior transaction, which can be a purchase, redemption or exchange. The fund may take other trading activity into account if the fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.
Shareholders are limited to four roundtrip transactions in the same DWS fund (excluding money market funds) over a rolling 12-month period. A “roundtrip” transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same fund's shares. Shareholders with four or more roundtrip transactions in the same DWS fund within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that DWS fund for 12 months. The fund reserves the right to extend or maintain a block beyond 12-months if it deems that the shareholder's activity was harmful to the fund, or that the pattern of activity suggests a pattern of abuse. The rights of a shareholder to redeem shares of a DWS fund are not affected by the four roundtrip transaction limitation.
The fund may make exceptions to the roundtrip transaction policy for certain types of transactions if in the opinion of the Advisor, the transactions do not represent short-term or excessive trading or are not abusive or harmful to the fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the fund or administrator and transactions by certain qualified fund-of-funds.
In certain circumstances, the fund may rely upon the policy of the insurance company or other financial intermediary to deter short-term or excessive trading if the Advisor believes that the policy of such insurance company or other financial intermediary is reasonably designed to detect and deter transactions that are not in the best interests of the fund. An insurance company’s or other financial intermediary’s policy relating to short-term or excessive trading may be more or less restrictive than the DWS funds' policy, may permit certain transactions not permitted by DWS funds' policies, or prohibit transactions not subject to DWS funds' policies.
The Advisor may also accept undertakings from an insurance company or other financial intermediary to enforce short-term or excessive trading policies on behalf of the fund that provide a substantially similar level of protection for the fund against such transactions. For example, certain insurance companies may have contractual or legal restrictions, or operational constraints, that prevent them from blocking an account. In such instances, the Advisor may permit the insurance company to use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.
In addition, to the extent that the fund invests some portion of its assets in foreign securities, that fund has adopted certain fair valuation practices intended to protect the fund from “time zone arbitrage” with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the fund. (See “How the Fund Calculates Share Price.”)
There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying contract holders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. The Advisor reviews trading activity at the separate account level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the separate account level, the Advisor will contact the insurance company or other financial intermediary to request underlying contract holder activity. Depending on the amount of fund shares held in such separate account (which may represent most of the fund’s shares), short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. If short-term or excessive trading is identified, the Advisor will take appropriate action.
The fund’s market timing policies and procedures may be modified or terminated at any time.
How to receive account information
If you are a contract owner, you should contact your insurance company or the organization that provides recordkeeping services for information about your account.
Please see the contract prospectus that accompanies this prospectus for the customer service telephone number.
How to select shares
Shares in the fund are available in connection with certain variable annuity and life insurance arrangements. Each insurance company has different provisions about how and
Prospectus May 1, 2019	13	Investing in the Fund

when their contract owners may select fund shares. Each insurance company is responsible for communicating its contract owners’ instructions to the fund. Contract owners should contact their insurance company to effect transactions in connection with the fund.
Financial intermediary support payments
The Advisor, the Distributor and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries (“financial representatives”) in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares (“revenue sharing”). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the fund, any recordkeeping/sub-transfer agency/networking fees payable by the fund (generally through the Distributor or an affiliate) and/or the Distributor or Advisor to certain financial representatives for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial representatives. For example, the Advisor, the Distributor and/or their affiliates may, using their legitimate profits, compensate financial representatives for providing the fund with “shelf space” or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund “supermarket” platforms and other formal sales programs; granting the Distributor access to the financial representative’s sales force; granting the Distributor access to the financial representative’s conferences and meetings; assistance in training and educating the financial representative’s personnel; and obtaining other forms of marketing support. In addition, revenue sharing payments may consist of the Distributor’s and/or its affiliates’ payment or reimbursement of ticket charges that would otherwise be assessed by a financial representative on an investor’s fund transactions.
The level of revenue sharing payments made to financial representatives may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial representative, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial representatives or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial representatives based on, for example, the nature of the services provided by the financial representative.
The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares or the retention and/or servicing of investors to financial representatives in amounts that generally range from 0.01% up to 0.52% of assets of the fund serviced and maintained by the financial representative, 0.05% to 0.25% of sales of the fund attributable to the financial representative, a flat fee of up to $143,750, or any combination thereof. These amounts are annual figures typically paid on a quarterly basis and are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial representative’s recommendation of the fund or of any particular share class of the fund. You should review your financial representative’s compensation disclosure and/or talk to your financial representative to obtain more information on how this compensation may have influenced your financial representative’s recommendation of the fund. Additional information regarding these revenue sharing payments is included in the fund’s Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).
The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial representatives under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial representatives to retirement plans that obtain recordkeeping services from ADP, Inc. or to 403(b) plans that obtain recordkeeping services from Ascensus, Inc. on the DWS-branded retirement plan platform (the “Platform”). The level of revenue sharing payments is based upon sales of both the DWS funds and the non-DWS funds by the financial representative on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial representative on the Platform.
It is likely that broker-dealers that execute portfolio transactions for the fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates
Prospectus May 1, 2019	14	Investing in the Fund

will not use fund brokerage to pay for their obligation to provide additional compensation to financial representatives as described above.
How the Fund Calculates Share Price
To calculate net asset value per share, or NAV, the fund uses the following equation:
(	Total Assets	−	Total Liabilities	)	÷	Total Number of Shares Outstanding	=	NAV
The price at which you buy and sell shares for the fund is the NAV. To obtain the fund's most recent share price, go to dws.com (we have included our Web site address as an inactive textual reference and do not intend it to be an active link to our Web site; the Web site does not form a part of this prospectus) or call the telephone number included in this prospectus.
We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security’s value or a meaningful portion of the value of the fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the fund’s value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.
It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be the fund’s use of fair value pricing. This is intended to reduce the fund’s exposure to “time zone arbitrage” and other harmful trading practices. (See “Market timing policies and procedures.”)
To the extent that the fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren’t able to buy or sell fund shares through the contract. This is because some foreign markets are open on days and at times when the fund doesn’t price the shares.
Distributions
The fund intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The fund may make additional distributions if necessary.
All distributions will be reinvested in shares of a fund unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the fund for federal income tax purposes.
Taxes
The fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and intends to meet all requirements necessary to avoid paying any federal income or excise taxes.
Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59½ may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.
In order for investors to receive the favorable federal income tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to diversify its assets such that a separate account investing in the fund will comply with these requirements with respect to the amounts invested in a fund. If a fund or separate account does not meet such requirements or if a fund were to fail to qualify as a regulated investment company for any taxable year and could not or did not cure such failure, income allocable to the contracts associated with the separate account may be taxable currently for federal income tax purposes to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure. In addition, if a fund were to fail to qualify and be eligible for treatment as a regulated investment company for any taxable year and could not or did not cure such failure, the fund would be subject to tax on its taxable income at corporate rates.
Under Treasury regulations, insurance companies holding the separate accounts may have to report to the IRS losses above a certain amount resulting from a sale or disposition of a fund’s shares.
The discussion above is generally based on the assumption that shares of a fund will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the IRS finds an impermissible level of “investor control” over the investment options underlying variable contracts), the advantageous federal
Prospectus May 1, 2019	15	Investing in the Fund

income tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available. In that situation, the person or persons determined to own the fund shares will be currently taxed for federal income tax purposes on fund distributions, and on the proceeds of any redemption of fund shares.
Participating insurance companies should consult their own tax advisors as to whether distributions from a fund are subject to federal income tax if they are retained as part of policy reserves.
Fund investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments, which will reduce a fund's return on such securities.
The fund’s investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such investments. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.
The preceding is a brief summary of certain of the relevant federal income tax considerations. Because each shareholder’s and contract holder’s tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible federal, foreign, state or local taxes.
Marketing and Distribution Fees
Deutsche DWS Variable Series II has adopted a 12b-1 plan for the fund’s Class B shares. Under the plan, Deutsche DWS Variable Series II may make quarterly payments to the Distributor for distribution and shareholder servicing related expenses incurred or paid by the Distributor or a participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of 0.25% of the average daily net assets of Class B shares during that quarterly period. Depending on the participating insurance company's corporate structure and applicable state law, the distributor may remit payments to the participating insurance company's affiliated broker-dealers or other affiliated company rather than to the participating insurance company itself.
Because 12b-1 fees for Class B shares are paid out of fund assets on an ongoing basis, they will, over time, increase the cost of investment in Class B shares and may cost more than other types of sales charges.
Examples of expenses payable under the plan include the costs of printing and mailing materials (such as fund prospectuses, shareholder reports, fund advertisements and sales literature), holding seminars and sales meetings, providing customer service to policyholders and sales compensation.
Prospectus May 1, 2019	16	Investing in the Fund

Financial Highlights
The financial highlights are designed to help you understand recent financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the fund’s annual report (see “Shareholder reports” on the back cover). This information does not reflect charges and fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These charges and fees will reduce returns.

DWS Small Mid Cap Value VIP — Class B
	Years Ended December 31,
	2018	2017	2016	2015	2014
Selected Per Share Data
Net asset value, beginning of period	$17.86	$16.63	$15.95	$17.77	$17.07
Income (loss) from investment operations:
Net investment income[a]	.05	.11	.09	.02	(.01)
Net realized and unrealized gain (loss)	(2.48)	1.55	2.34	(.29)	.87
Total from investment operations	(2.43)	1.66	2.43	(.27)	.86
Less distributions from:
Net investment income	(.17)	(.06)	(.04)	—	(.08)
Net realized gains	(3.06)	(.37)	(1.71)	(1.55)	(.08)
Total distributions	(3.23)	(.43)	(1.75)	(1.55)	(.16)
Net asset value, end of period	$12.20	$17.86	$16.63	$15.95	$17.77
Total Return (%)	(16.32)[b]	10.13[b]	16.47[b]	(2.21)	5.09
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	15	19	15	14	17
Ratio of expenses before expense reductions (%)[c]	1.24	1.19	1.19	1.16	1.17
Ratio of expenses after expense reductions (%)[c]	1.16	1.19	1.18	1.16	1.17
Ratio of net investment income (loss) (%)	.30	.65	.57	.14	(.04)
Portfolio turnover rate (%)	64	35	53	25	34
a	Based on average shares outstanding during the period.
b	Total return would have been lower had certain expenses not been reduced.
c	Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.
Prospectus May 1, 2019	17	Financial Highlights

Appendix
Hypothetical Expense Summary
Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the fund may be higher or lower than 5% and, for money market funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.
The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund’s prospectus to consider the investment objective, risks, expenses and charges of the fund prior to investing.

DWS Small Mid Cap Value VIP — Class B
	Maximum Sales Charge: 0.00%	Initial Hypothetical Investment: $10,000		Assumed Rate of Return: 5%
Year	Cumulative Return Before Fees & Expenses	Annual Fund Expense Ratios	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	1.21%	3.79%	$10,379.00	$123.29
2	10.25%	1.24%	7.69%	$10,769.25	$131.12
3	15.76%	1.24%	11.74%	$11,174.17	$136.05
4	21.55%	1.24%	15.94%	$11,594.32	$141.16
5	27.63%	1.24%	20.30%	$12,030.27	$146.47
6	34.01%	1.24%	24.83%	$12,482.61	$151.98
7	40.71%	1.24%	29.52%	$12,951.95	$157.69
8	47.75%	1.24%	34.39%	$13,438.95	$163.62
9	55.13%	1.24%	39.44%	$13,944.25	$169.78
10	62.89%	1.24%	44.69%	$14,468.56	$176.16
Total					$1,497.32
Additional Index Information
Russell 2500™ Value Index is an unmanaged index measuring the small- to mid-cap US equity value market.
Prospectus May 1, 2019	18	Appendix

To Get More Information
Shareholder reports. Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected fund performance during its last fiscal year.
Statement of Additional Information (SAI). This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it’s legally part of this prospectus).
For a free copy of any of these documents or to request other information about the fund, contact DWS at the telephone number or address listed below. SAIs and shareholder reports are also available through the DWS Web site at dws.com. These documents and other information about the fund are available from the EDGAR
Database on the SEC’s Internet site at sec.gov. If you like, you may obtain copies of this information, after paying a duplicating fee, by e-mailing a request to publicinfo@sec.gov.
Contact Information
DWS	222 South Riverside Plaza Chicago, IL 60606-5808 dws.com
(800) 728-3337
Distributor	DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
SEC File Number	Deutsche DWS Variable Series II 811-05002
(05/01/19) 2B-SMCV

Statement of Additional Information
May 1, 2019
DEUTSCHE DWS VARIABLE SERIES II

(formerly DEUTSCHE VARIABLE SERIES II)
CLASS A AND B SHARES
345 Park Avenue, New York, New York 10154

This combined Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the applicable prospectus for Deutsche DWS Variable Series II, dated May 1, 2019, as supplemented, copies of which may be obtained without charge by calling (800) 728-3337; or by visiting dws.com (the Web site does not form a part of this SAI). This SAI is incorporated by reference into each prospectus.
Portions of the Annual Report to Shareholders of each fund are incorporated herein by reference, and are hereby deemed to be part of this SAI. Reports to Shareholders may also be obtained without charge by calling (800) 728-3337.
This SAI is divided into two Parts—Part I and Part II. Part I contains information that is specific to each fund, while Part II contains information that generally applies to each of the funds in the DWS funds.
Deutsche DWS Variable Series II offers 11 funds, to holders of certain variable life insurance and variable annuity contracts offered by participating insurance companies (“Participating Insurance Companies”).

Except as noted below, each fund in this SAI offers Class A and Class B shares. The funds are:
DWS Alternative Asset Allocation VIP (formerly Deutsche Alternative Asset Allocation VIP)
DWS Global Equity VIP (Class A only) (formerly Deutsche Global Equity VIP) (Class A only)
DWS International Growth VIP (formerly Deutsche International Growth VIP)
DWS Global Income Builder VIP (formerly Deutsche Global Income Builder VIP)
DWS Government & Agency Securities VIP (formerly Deutsche Government & Agency Securities VIP)
DWS Government Money Market VIP (Class A only) (formerly Deutsche Government Money Market VIP) (Class A only)
DWS High Income VIP (formerly Deutsche High Income VIP)
DWS CROCI® U.S. VIP (formerly Deutsche CROCI® U.S. VIP )
DWS Small Mid Cap Growth VIP (Class A only) (formerly Deutsche Small Mid Cap Growth VIP) (Class A only)
DWS Small Mid Cap Value VIP (formerly Deutsche Small Mid Cap Value VIP)
DWS Multisector Income VIP (Class A only) (formerly Deutsche Multisector Income VIP) (Class A only)

Statement of Additional Information (SAI)—Part I

Part I
Definitions
“1934 Act” – the Securities Exchange Act of 1934, as amended
“1940 Act” – the Investment Company Act of 1940, as amended
“Code” – the Internal Revenue Code of 1986, as amended
“SEC” – the Securities and Exchange Commission
“DIMA” or “Advisor” or “Administrator” – DWS Investment Management Americas, Inc., 345 Park Avenue, New York, New York 10154
“Subadvisors” - RREEF America L.L.C., 222 South Riverside Plaza, Chicago, IL 60606 for DWS Alternative Asset Allocation VIP. DWS Alternatives Global Limited, 1 Great Winchester Street, London, United Kingdom, EC2N 2DB for DWS Global Income Builder VIP and DWS Multisector Income VIP.
“DDI” or “Distributor” – DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606
“DSC” or “Transfer Agent” – DWS Service Company, 222 South Riverside Plaza, Chicago, Illinois 60606
“DWS funds” – the US registered investment companies advised by DIMA
“Board Members” – Members of the Board of Trustees of the Trust
“Board” – Board of Trustees of the Trust
“Independent Board Members”– Board Members who are not interested persons (as defined in the 1940 Act) of the fund, the investment advisor or the distributor
“fund” or “series” – DWS Alternative Asset Allocation VIP, DWS Global Equity VIP, DWS International Growth VIP, DWS Global Income Builder VIP, DWS Government & Agency Securities VIP, DWS Government Money Market VIP, DWS High Income VIP, DWS CROCI® U.S. VIP, DWS Small Mid Cap Growth VIP, DWS Small Mid Cap Value VIP and/or DWS Multisector Income VIP as the context may require
“Custodian” – For all funds (other than DWS Global Equity VIP and DWS International Growth VIP): State Street Bank and Trust Company, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, for DWS Global Equity VIP and DWS International Growth VIP: Brown Brothers Harriman & Company, 50 Post Office Square, Boston, Massachusetts 02110
“Fund Legal Counsel” – Vedder Price P.C., 222 North LaSalle Street, Chicago, Illinois 60601
“Trustee/Director Legal Counsel” – Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199
“Trust” – Deutsche DWS Variable Series II
“NRSRO” – a nationally recognized statistical rating organization
“S&P” – S& P Global Ratings, an NRSRO
“Moody’s” – Moody’s Investors Service, Inc., an NRSRO
“Fitch” – Fitch Ratings, an NRSRO
Fund Organization
Each of the funds is a series of Deutsche DWS Variable Series II (the “Trust”), a Massachusetts business trust subject to an Amended and Restated Agreement and Declaration of Trust dated June 2, 2008, as amended from time to time. On February 6, 2006, Scudder Variable Series II was renamed DWS Variable Series II, which on August 11, 2014 was renamed Deutsche Variable Series II, and on July 2, 2018 was renamed Deutsche DWS Variable Series II. On February 6, 2006, Scudder Total Return Portfolio was renamed DWS Balanced VIP, which on May 1, 2012 was renamed DWS Global Income Builder VIP, and on August 11, 2014 was renamed Deutsche Global Income Builder VIP, and on July 2, 2018 was renamed DWS Global Income Builder VIP; Scudder International Select Equity Portfolio was renamed DWS International Select Equity VIP, which on May 1, 2009 was renamed DWS Diversified International Equity VIP, and on July 12, 2013 was renamed DWS Global Equity VIP, and on August 11, 2014 was renamed Deutsche Global Equity VIP, and on July 2, 2018 was renamed DWS Global Equity VIP; SVS Dreman Small Cap Value Portfolio was renamed DWS

Dreman Small Cap Value VIP, which on November 3, 2006 was renamed DWS Dreman Small Mid Cap Value VIP, and was renamed DWS Small Mid Cap Value VIP on May 1, 2013, and on August 11, 2014 was renamed Deutsche Small Mid Cap Value VIP, and on July 2, 2018 was renamed DWS Small Mid Cap Value VIP; Scudder Global Blue Chip Portfolio was renamed DWS Global Thematic VIP, which on May 1, 2013 was renamed DWS Global Growth VIP, which on August 11, 2014 was renamed Deutsche Global Growth VIP, and on October 1, 2017 was renamed Deutsche International Growth VIP, and on July 2, 2018 was renamed DWS International Growth VIP; Scudder Government & Agency Securities Portfolio was renamed DWS Government & Agency Securities VIP, which on August 11, 2014 was renamed Deutsche Government & Agency Securities VIP, and on July 2, 2018 was renamed DWS Government & Agency Securities VIP; Scudder High Income Portfolio was renamed DWS High Income VIP, which on August 11, 2014 was renamed Deutsche High Income VIP, and on July 2, 2018 was renamed DWS High Income VIP; Scudder Large Cap Value Portfolio was renamed DWS Large Cap Value VIP, which on August 11, 2014 was renamed Deutsche Large Cap Value VIP, and on May 1, 2017 was renamed Deutsche CROCI® U.S. VIP, and on July 2, 2018 was renamed DWS CROCI® U.S. VIP; Scudder Money Market Portfolio was renamed DWS Money Market VIP, which on August 11, 2014 was renamed Deutsche Money Market VIP, and on May 1, 2016 was renamed Deutsche Government Money Market VIP, and on July 2, 2018 was renamed DWS Government Money Market VIP; Scudder Small Cap Growth Portfolio was renamed DWS Small Cap Growth VIP, which on May 1, 2011 was renamed DWS Small Mid Cap Growth VIP, and on August 11, 2014 was renamed Deutsche Small Mid Cap Growth VIP, and on July 2, 2018 was renamed DWS Small Mid Cap Growth VIP; Scudder Strategic Income Portfolio was renamed DWS Strategic Income VIP, which on September 22, 2011 was renamed DWS Unconstrained Income VIP, which on August 11, 2014 was renamed Deutsche Unconstrained Income VIP, and on October 2, 2017 was renamed Deutsche Multisector Income VIP, and on July 2, 2018 was renamed DWS Multisector Income VIP; DWS Alternative Asset Allocation Plus VIP was renamed DWS Alternative Asset Allocation VIP on May 1, 2012, which on August 11, 2014 was renamed Deutsche Alternative Asset Allocation VIP, and on July 2, 2018 was renamed DWS Alternative Asset Allocation VIP.
The Trust is governed by an Amended and Restated Declaration of Trust dated June 2, 2008, as may be further amended from time to time (the “Declaration of Trust”).
The Declaration of Trust was last approved by shareholders in 2008. Additional information about the Trust is set forth in Part II under “Fund Organization.”
While each fund, through the combined prospectus, offers only its own share classes, it is possible that one fund might become liable for a misstatement in the combined prospectus or SAI regarding another fund.
Management of Each Fund
Board Members and Officers’ Identification and Background
The identification and background of the Board Members and officers are set forth in Part II—Appendix II-A.
Board Committees and Compensation
Compensation paid to the Independent Board Members, for certain specified periods is set forth in Part I— Appendix I-C. Information regarding the committees of the Board, is set forth in Part I—Appendix I-B.
Board Member Share Ownership and Control Persons
Information concerning the ownership of fund shares by Board Members and officers, as a group, as well as the dollar range value of each Board Member’s share ownership in each fund and, on an aggregate basis, in all DWS funds overseen, by investors who control the fund, if any, and by investors who own 5% or more of any class of fund shares, if any, is set forth in Part I— Appendix I-A.
Portfolio Management
Information regarding each fund’s portfolio manager(s), including other accounts managed, compensation, ownership of fund shares and possible conflicts of interest, is set forth in Part I—Appendix I-D and Part II – Appendix II-B. This section does not apply to money market funds.
Service Provider Compensation
Compensation paid by each fund to certain of its service providers for various services, including investment advisory, administrative, transfer agency, and, for certain funds, fund accounting services and subadvisory services, is set forth in Part I—Appendix I-E. For information regarding payments made to DDI, see Part I— Appendix I-E. The service provider compensation and underwriting and sales commission information is not applicable to new funds that have not completed a fiscal reporting period. Fee rates for services of the above-referenced service providers are included in Part II – Appendix II-C.
Distribution Plan Payments
Distribution Plan Payments
Payments made by each fund for the most recent fiscal year under each fund’s Rule 12b-1 Plans are set forth in Part I—Appendix I-F. This information is not applicable to funds/classes that do not incur expenses paid in connection with Rule 12b-1 Plans, or to new funds/classes that have not completed a fiscal reporting period.
Portfolio Transactions, Brokerage Commissions and Securities Lending Activities
Portfolio Turnover
The portfolio turnover rates for the two most recent fiscal years are set forth in Part I—Appendix I-G. This section does not apply to money market funds or to new funds that have not completed a fiscal reporting period.
Brokerage Commissions
Total brokerage commissions paid by each fund for the three most recent fiscal years are set forth in Part I— Appendix I-G. This section does not apply to new funds that have not completed a fiscal reporting period.
Each fund's policy with respect to portfolio transactions and brokerage is set forth under “Portfolio Transactions” in Part II of this SAI.
Securities Lending Activities
Information regarding securities lending activities of each fund, if any, during its most recent fiscal year is set forth in Part I—Appendix I-I.
Additional information regarding securities lending in general is set forth under “Lending of Portfolio Securities” in Part II of this SAI.
Investments
Investments, Practices and Techniques, and Risks
Part I—Appendix I-H includes a list of the investments, practices and techniques, and risks which each fund may employ (or be subject to) in pursuing its investment objective. Part II—Appendix II-G includes a description of these investments, practices and techniques, and risks.
Investment Restrictions
Unless otherwise stated, the policies below apply to each fund.
Except as otherwise indicated, each fund’s investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that each fund’s investment objective will be met.
Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a fund, except as described below with respect to asset coverage for fund borrowings.
Each fund has elected to be classified as a diversified series of an open-end management investment company. A diversified fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer (other than cash and cash items, US government securities or securities of other investment companies) or invest in more than 10% of the outstanding voting securities of such issuer. Each fund's election to be classified as diversified under the 1940 Act may not be changed without the vote of a majority of the outstanding voting securities (as defined herein) of the fund. DWS Government Money Market VIP is also subject to additional diversification requirements imposed by Rule 2a-7 under the 1940 Act.
The following fundamental policies may not be changed without the approval of a majority of the outstanding voting securities of a fund which, under the 1940 Act and the rules thereunder and as used in this SAI, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of a fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a fund.
As a matter of fundamental policy, a fund may not do any of the following:
(1)	borrow money, except as permitted under the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.
(2)	issue senior securities, except as permitted under the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.
(3)	purchase or sell commodities, except as permitted by the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.
(4)	engage in the business of underwriting securities issued by others, except to the extent that the fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.
(5)	purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the fund reserves freedom of action to hold and to sell real estate acquired as a result of the fund’s ownership of securities.
(6)	make loans except as permitted under the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.
(7)	(for all funds except DWS Alternative Asset Allocation VIP) concentrate its investments in a particular industry, as that term is used in the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.
(8)	(for DWS Alternative Asset Allocation VIP only) concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time, except that the fund may concentrate in any underlying DWS fund.
With regard to fundamental policy (7) above, for purposes of determining the percentage of each fund’s, except DWS Government Money Market VIP, total assets invested in securities of issuers having their principal business activities in a particular industry, asset-backed securities will be classified as a single industry.
With respect to fundamental policy (8) for DWS Alternative Asset Allocation VIP, while the fund does not concentrate, certain underlying DWS funds may concentrate in a particular industry. See the prospectus for more information on the concentration policies of the underlying DWS funds and the associated risks.
The following is intended to help investors better understand the meaning of a fund’s fundamental policies by briefly describing limitations, if any, imposed by the 1940 Act. References to the 1940 Act below may encompass rules, regulations or orders issued by the SEC and, to the extent deemed appropriate by the fund, interpretations and guidance provided by the SEC staff. These descriptions are intended as brief summaries of such limitations as of the date of this SAI; they are not comprehensive and they are qualified in all cases by reference to the 1940 Act (including any rules, regulations or orders issued by the SEC and any relevant interpretations and guidance provided by the SEC staff). These descriptions are subject to change based on evolving guidance by the appropriate regulatory authority and are not part of a fund’s fundamental policies.
The 1940 Act generally permits a fund to borrow money in amounts of up to 33 1⁄3% of its total assets from banks for any purpose. The 1940 Act requires that after any borrowing from a bank, a fund shall maintain an asset coverage of at least 300% for all of the fund’s borrowings, and, in the event that such asset coverage shall at any time fall below 300%, a fund must, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of all of a fund’s borrowings shall be at least 300%. In addition, a fund may borrow up to 5% of its total assets from banks or other lenders for temporary purposes (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed). For additional information, see “Borrowing” in Part II — Appendix II-G.
Under the 1940 Act, a senior security does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of a fund at the time the loan is made (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed). The SEC and/or its staff has indicated that certain investment practices may raise senior security issues unless a fund takes appropriate steps to segregate assets against, or cover, its obligations. A fund is permitted to engage in the investment practices described in its prospectus and in its SAI.
For additional information regarding the fund’s asset segregation practices, see “Asset Segregation” in Part II — Appendix II-G.
At present, the 1940 Act does not set forth a maximum percentage of a fund’s assets that may be invested in commodities.
Under the 1940 Act, a fund generally may not lend portfolio securities representing more than one-third of its total asset value (including the value of collateral received for loans of portfolio securities).
The SEC staff currently interprets concentration to mean investing more than 25% of a fund’s assets in a particular industry or group of industries (excluding US government securities).
Other Investment Policies. The Board has adopted certain additional non-fundamental policies and restrictions which are observed in the conduct of a fund’s affairs. They differ from fundamental investment policies in that they may be changed or amended by action of the Board without requiring prior notice to, or approval of, the shareholders.
As a matter of non-fundamental policy:
(1)	(for all funds except DWS Government Money Market VIP) the fund may not purchase illiquid securities if, as a result, more than 15% of the fund's net assets would be invested in such securities.
(2)	(for all funds except DWS Alternative Asset Allocation VIP) the Board has the discretion to retain the current distribution arrangement for the fund while investing in a master fund in a master-feeder structure (this policy would permit the Board, without shareholder approval to convert the fund to a master-feeder structure).
(3)	(for all funds except DWS Alternative Asset Allocation VIP, DWS Government Money Market VIP and DWS Multisector Income VIP) the fund may not acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.
(4)	the fund may not acquire securities of other investment companies, except as permitted by the 1940 Act and the rules, regulations and any applicable exemptive order issued thereunder.
(5)	(for DWS Small Mid Cap Value VIP only) the fund may invest up to 20% of net assets in US dollar denominated American Depositary Receipts and in securities of foreign companies traded primarily in markets outside the US.
(6)	(for DWS Government Money Market VIP only) the fund will enter into when-issued or delayed delivery transactions for the purpose of acquiring securities and not for the purpose of leverage.
(7)	(for DWS Government Money Market VIP only) the fund may only use banks which, in the opinion of the Advisor, are of investment quality comparable to other permitted investments of the fund for letter of credit backed investments.
(8)	(for all funds except DWS Alternative Asset Allocation VIP, DWS Global Income Builder VIP, DWS Government Money Market VIP and DWS Multisector Income VIP) the fund may not purchase options, unless the aggregate premiums paid on all such options held by the fund at any time do not exceed 20% of its total assets; or sell put options, if, as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets.
(9)	(for all funds except DWS Government Money Market VIP) the fund may not purchase warrants if, as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of the fund's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value).
(10)	(for all funds except DWS Global Income Builder VIP, DWS Government Money Market VIP and DWS Multisector Income VIP) the fund will not sell put options if, as a result, more than 50% of the fund’s total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon.
(11)	(for all funds except DWS Global Income Builder VIP, DWS Government Money Market VIP and DWS Multisector Income VIP) the fund generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging.
(12)	(for all funds except DWS Global Income Builder VIP, DWS Government Money Market VIP and DWS Multisector Income VIP) to the extent the fund engages in proxy hedging, the amount of the commitment or option would not exceed the value of the fund’s securities denominated in correlated currencies.
(13)	(for all funds except DWS Global Income Builder VIP, DWS Government Money Market VIP and DWS Multisector Income VIP) the fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the fund may be obligated to pay.
(14)	(for all funds except DWS Government Money Market VIP) the fund will only sell credit protection with respect to securities in which it would be authorized to invest directly.
(15)	(for DWS High Income VIP only) no more than 5% of total assets may be invested in credit default swaps for purposes of buying credit protection on individual securities if the fund does not own the underlying security or securities at the time of investment.
(16)	(for DWS High Income VIP only) the fund may invest up to 15% of its total assets in credit default swaps.
(17)	(for DWS International Growth VIP only) the fund will generally invest in at least three different countries excluding the United States.
For purposes of non-fundamental policy (1), an illiquid security is any investment that the fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days without the sale or disposition significantly changing the market value of the investment.
Taxes
Important information concerning the tax consequences of an investment in each fund is contained in Part II— Appendix II-H.
Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements
The financial highlights of each fund included in its prospectus and financial statements incorporated by reference into this SAI have been so included or incorporated by reference in reliance on the report of Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116. Ernst & Young LLP is an independent registered public accounting firm. The report is given on the authority of said firm as experts in auditing and accounting. The independent registered public accounting firm audits the financial statements of each fund and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.
The financial statements, together with the report of the Independent Registered Public Accounting Firm, financial highlights and notes to financial statements in the Annual Report to the Shareholders of each fund, dated December 31, 2018, are incorporated herein by reference and are hereby deemed to be a part of this combined SAI.
Additional Information
For information on CUSIP numbers and fund fiscal year end information, see Part I—Appendix I-J.

Part I: Appendix I-A—Board Member Share Ownership and Control Persons
Board Member Share Ownership in each fund
The following tables show the dollar range of equity securities beneficially owned by each current Board Member in each fund and in DWS funds as of December 31, 2018.
Dollar Range of Beneficial Ownership(1)(2)
Board Member	DWS Alternative Asset Allocation VIP	DWS CROCI® U.S. VIP	DWS Global Equity VIP	DWS Global Income Builder VIP
Independent Board Member:
John W. Ballantine	None	None	None	None
Henry P. Becton, Jr.	None	None	None	None
Dawn-Marie Driscoll	None	None	None	None
Keith R. Fox	None	None	None	None
Richard J. Herring	None	None	None	None
William McClayton	None	None	None	None
Rebecca W. Rimel	None	None	None	None
William N. Searcy, Jr.	None	None	None	None
Jean Gleason Stromberg	None	None	None	None

Board Member	DWS Government & Agency Securities VIP	DWS Government Money Market VIP	DWS High Income VIP	DWS International Growth VIP
Independent Board Member:
John W. Ballantine	None	None	None	None
Henry P. Becton, Jr.	None	None	None	None
Dawn-Marie Driscoll	None	None	None	None
Keith R. Fox	None	None	None	None
Richard J. Herring	None	None	None	None
William McClayton	None	None	None	None
Rebecca W. Rimel	None	None	None	None
William N. Searcy, Jr.	None	None	None	None
Jean Gleason Stromberg	None	None	None	None

Board Member	DWS Multisector Income VIP	DWS Small Mid Cap Growth VIP	DWS Small Mid Cap Value VIP
Independent Board Member:
John W. Ballantine	None	None	None
Henry P. Becton, Jr.	None	None	None
Dawn-Marie Driscoll	None	None	None
Keith R. Fox	None	None	None
Richard J. Herring	None	None	None
William McClayton	None	None	None
Rebecca W. Rimel	None	None	None
William N. Searcy, Jr.	None	None	None
Jean Gleason Stromberg	None	None	None

Aggregate Dollar Range of Beneficial Ownership(1)
Board Member	Funds Overseen by Board Member in the DWS Funds
Independent Board Member:
John W. Ballantine	Over $100,000
Henry P. Becton, Jr.	Over $100,000
Dawn-Marie Driscoll	Over $100,000
Keith R. Fox	Over $100,000
Richard J. Herring	Over $100,000
William McClayton	Over $100,000
Rebecca W. Rimel	Over $100,000
William N. Searcy, Jr.	Over $100,000
Jean Gleason Stromberg	Over $100,000

(1)	The dollar ranges are: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or Over $100,000.
(2)	The Board Members cannot invest directly in the funds because direct investments in the funds may be made only by variable life insurance or variable annuity separate accounts.
Ownership in Securities of the Advisor and Related Companies
As reported to each fund, the information in the table below reflects ownership by the current Independent Board Members and their immediate family members of certain securities as of December 31, 2018. An immediate family member can be a spouse, children residing in the same household, including step and adoptive children, and any dependents. The securities represent ownership in the Advisor or Distributor and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Advisor or Distributor (including Deutsche Bank AG and DWS Group).
Independent Board Member	Owner and Relationship to Board Member	Company	Title of Class	Value of Securities on an Aggregate Basis	Percent of Class on an Aggregate Basis
John W. Ballantine		None
Henry P. Becton, Jr.		None
Dawn-Marie Driscoll		None

Independent Board Member	Owner and Relationship to Board Member	Company	Title of Class	Value of Securities on an Aggregate Basis	Percent of Class on an Aggregate Basis
Keith R. Fox		None
Richard J. Herring		None
William McClayton		None
Rebecca W. Rimel		None
William N. Searcy, Jr.		None
Jean Gleason Stromberg		None

As of April 3, 2019, all Board Members and officers owned, as a group, less than 1% of the outstanding shares of a fund.
25% or Greater Ownership
Shareholders who beneficially own 25% or more of a fund's shares may have a significant impact on any shareholder vote of the fund. The following table identifies those investors who owned 25% or more of a fund’s shares as of April 3, 2019:
DWS Alternative Asset Allocation VIP
Name and Address of Investor	Shares	Percentage
NYLIAC ATTN ASHESH UPADHYAY 169 LACKAWANNA AVE # 1ST PARSIPPANY NJ 07054-1007	13,703,880.822	64.03%
LINCOLN NATIONAL LIFE INSURANCE VARIABLE LIFE ACCOUNT M 1300 S CLINTON ST FORT WAYNE IN 46802-3506	5,750,213.830	26.88%

DWS Global Equity VIP
Name and Address of Investor	Shares	Percentage
ZURICH AMERICAN LIFE INS CO ATTN PRODUCT VALUATION SECURITY BENEFIT 1 SW SECURITY BENEFIT PL TOPEKA KS 66636-1000	1,185,827.971	50.91%
ZALICO DESTINATIONS FARMERS SVSII ATTN INVESTMENT ACCOUNTING XX-XX PO BOX 19097 GREENVILLE SC 29602-9097	1,124,333.485	48.27%

DWS International Growth VIP
Name and Address of Investor	Shares	Percentage
ZALICO DESTINATIONS FARMERS SVSII ATTN INVESTMENT ACCOUNTING XX-XX PO BOX 19097 GREENVILLE SC 29602-9097	1,029,449.280	85.07%

DWS Global Income Builder VIP
Name and Address of Investor	Shares	Percentage
ZURICH AMERICAN LIFE INS CO ATTN PRODUCT VALUATION SECURITY BENEFIT 1 SW SECURITY BENEFIT PL TOPEKA KS 66636-1000	3,313,303.434	60.77%

DWS Government & Agency Securities VIP
Name and Address of Investor	Shares	Percentage
ALLMERICA LIFE SVSII ATTN PRODUCT VALUATION 1 SW SECURITY BENEFIT PL TOPEKA KS 66636-1000	1,057,187.099	32.34%
ZALICO DESTINATIONS FARMERS SVSII ATTN INVESTMENT ACCOUNTING XX-XX PO BOX 19097 GREENVILLE SC 29602-9097	853,153.937	26.10%

DWS High Income VIP
Name and Address of Investor	Shares	Percentage
ZURICH AMERICAN LIFE INS CO ATTN PRODUCT VALUATION SECURITY BENEFIT 1 SW SECURITY BENEFIT PL TOPEKA KS 66636-1000	4,542,762.422	49.99%

DWS CROCI® U.S. VIP
Name and Address of Investor	Shares	Percentage
ZALICO DESTINATIONS FARMERS SVSII ATTN INVESTMENT ACCOUNTING XX-XX PO BOX 19097 GREENVILLE SC 29602-9097	4,951,037.022	52.79%

DWS Small Mid Cap Growth VIP
Name and Address of Investor	Shares	Percentage
ZALICO DESTINATIONS FARMERS SVSII ATTN INVESTMENT ACCOUNTING XX-XX PO BOX 19097 GREENVILLE SC 29602-9097	2,474,108.004	49.47%
ZURICH AMERICAN LIFE INSURANCE CO ATTN PRODUCT VALUATION SECURITY BENEFIT 1 SW SECURITY BENEFIT PL TOPEKA KS 66636-1000	1,539,863.512	30.79%

DWS Small Mid Cap Value VIP
Name and Address of Investor	Shares	Percentage
ZALICO DESTINATIONS FARMERS SVSII ATTN INVESTMENT ACCOUNTING XX-XX PO BOX 19097 GREENVILLE SC 29602-9097	2,194,210.670	32.06%

DWS Multisector Income VIP
Name and Address of Investor	Shares	Percentage
ZALICO DESTINATIONS FARMERS SVSII ATTN INVESTMENT ACCOUNTING XX-XX PO BOX 19097 GREENVILLE SC 29602-9097	806,365.876	92.94%

5% or Greater Ownership of Share Classes
The following table identifies those investors who owned 5% or more of a fund share class as of April 3, 2019. All holdings are of record, unless otherwise indicated.
DWS Alternative Asset Allocation VIP
Name and Address of Investor	Shares	Class	Percentage
LINCOLN NATIONAL LIFE INSURANCE VARIABLE LIFE ACCOUNT M 1300 S CLINTON ST FORT WAYNE IN 46802-3506	1,960,730.545	A	86.33%
NYLIAC ATTN ASHESH UPADHYAY 169 LACKAWANNA AVE # 1ST PARSIPPANY NJ 07054-1007	257,865.221	A	11.35%
NYLIAC ATTN ASHESH UPADHYAY 169 LACKAWANNA AVE # 1ST PARSIPPANY NJ 07054-1007	13,446,015.601	B	70.30%

Name and Address of Investor	Shares	Class	Percentage
LINCOLN NATIONAL LIFE INSURANCE VARIABLE LIFE ACCOUNT M 1300 S CLINTON ST FORT WAYNE IN 46802-3506	3,789,483.285	B	19.81%
RIVERSOURCE LIFE INSURANCE CO 10468 AMERIPRISE FINANCIAL CENTER MINNEAPOLIS MN 55474-0001	1,188,795.021	B	6.22%

DWS Global Equity VIP
Name and Address of Investor	Shares	Class	Percentage
ZURICH AMERICAN LIFE INS CO ATTN PRODUCT VALUATION SECURITY BENEFIT 1 SW SECURITY BENEFIT PL TOPEKA KS 66636-1000	1,185,827.971	A	50.91%
ZALICO DESTINATIONS FARMERS SVSII ATTN INVESTMENT ACCOUNTING XX-XX PO BOX 19097 GREENVILLE SC 29602-9097	1,124,333.485	A	48.27%

DWS International Growth VIP
Name and Address of Investor	Shares	Class	Percentage
ZALICO DESTINATIONS FARMERS SVSII ATTN INVESTMENT ACCOUNTING XX-XX PO BOX 19097 GREENVILLE SC 29602-9097	1,029,449.280	A	85.76%
SYMETRA LIFE INSURANCE CO ATTN LIFE FINANCE SEPARATE ACCOUNTS 777 108TH AVENUE NE, SC-15 BELLEVUE WA 98004-5135	5,238.723	B	53.59%
ZURICH AMERICAN LIFE INS CO VARIABLE ANNUITY SEPARATE ACCOUNTS ATTN PRODUCT VALUATION SECURITY BENEFIT 1 SW SECURITY BENEFIT PL TOPEKA KS 66636-1000	4,534.526	B	46.39%

DWS Global Income Builder VIP
Name and Address of Investor	Shares	Class	Percentage
ZURICH AMERICAN LIFE INS CO ATTN PRODUCT VALUATION SECURITY BENEFIT 1 SW SECURITY BENEFIT PL TOPEKA KS 66636-1000	3,313,303.434	A	60.77%

Name and Address of Investor	Shares	Class	Percentage
ZALICO DESTINATIONS FARMERS SVSII ATTN INVESTMENT ACCOUNTING XX-XX PO BOX 19097 GREENVILLE SC 29602-9097	508,701.296	A	9.33%
ALLSTATE LIFE INSURANCE CO ATTN ACCTNG FINANCIAL CONTROL TEAM PO BOX 94210 PALATINE IL 60094-4210	493,240.288	A	9.05%
SYMETRA LIFE INSURANCE CO ATTN LIFE FINANCE SEPARATE ACCOUNTS 777 108TH AVENUE NE, SC-15 BELLEVUE WA 98004-5135	460,587.714	A	8.45%

DWS Government & Agency Securities VIP
Name and Address of Investor	Shares	Class	Percentage
ALLMERICA LIFE SVSII ATTN PRODUCT VALUATION 1 SW SECURITY BENEFIT PL TOPEKA KS 66636-1000	1,057,187.099	A	33.78%
ZALICO DESTINATIONS FARMERS SVSII ATTN INVESTMENT ACCOUNTING XX-XX PO BOX 19097 GREENVILLE SC 29602-9097	853,153.937	A	27.26%
ZURICH AMERICAN LIFE INSURANCE CO ATTN PRODUCT VALUATION SECURITY BENEFIT 1 SW SECURITY BENEFIT PL TOPEKA KS 66636-1000	659,920.103	A	21.09%
FARMERS VA 3003 77TH AVE SE MERCER ISLAND WA 98040-2837	196,029.939	A	6.26%
FARMERS VUL 3003 77TH AVE SE MERCER ISLAND WA 98040-2837	158,280.390	A	5.06%
METLIFE INSURANCE CO OF CT ATTN SHAREHOLDER ACCOUNTING DEPT PO BOX 990027 HARTFORD CT 06199-0027	130,268.750	B	93.41%
ZURICH AMERICAN LIFE INS CO VARIABLE ANNUITY SEPARATE ACCOUNTS ATTN PRODUCT VALUATION SECURITY BENEFIT 1 SW SECURITY BENEFIT PL TOPEKA KS 66636-1000	9,185.506	B	6.59%

DWS Government Money Market VIP
Name and Address of Investor	Shares	Class	Percentage
ALLMERICA LIFE SVSII ATTN PRODUCT VALUATION 1 SW SECURITY BENEFIT PL TOPEKA KS 66636-1000	16,264,164.480	A	16.93%
SEPARATE ACCOUNT B ONE FINANCIAL CENTER 20TH FLR BOSTON MA 02111-2694	16,071,524.140	A	16.72%
ZURICH AMERICAN LIFE INSURANCE CO HNW PPVUL SERIES ACCOUNT 1 7045 COLLEGE BLVD OVERLAND PARK KS 66211-1523	14,735,774.950	A	15.33%
ZURICH AMERICAN LIFE INS CO ATTN PRODUCT VALUATION SECURITY BENEFIT 1 SW SECURITY BENEFIT PL TOPEKA KS 66636-1000	12,144,012.740	A	12.64%
ZALICO DESTINATIONS FARMERS SVSII ATTN INVESTMENT ACCOUNTING XX-XX PO BOX 19097 GREENVILLE SC 29602-9097	11,558,059.080	A	12.03%

DWS High Income VIP
Name and Address of Investor	Shares	Class	Percentage
ZURICH AMERICAN LIFE INS CO ATTN PRODUCT VALUATION SECURITY BENEFIT 1 SW SECURITY BENEFIT PL TOPEKA KS 66636-1000	4,542,762.422	A	50.12%
ZALICO DESTINATIONS FARMERS SVSII ATTN INVESTMENT ACCOUNTING XX-XX PO BOX 19097 GREENVILLE SC 29602-9097	2,022,690.745	A	22.32%
FARMERS VUL 3003 77TH AVE SE MERCER ISLAND WA 98040-2837	810,314.595	A	8.94%
PRUDENTIAL GROUP VUL 290 W MOUNT PLEASANT AVE LIVINGSTON NJ 07039-2761	659,410.149	A	7.28%
FARMERS VA 3003 77TH AVE SE MERCER ISLAND WA 98040-2837	530,992.852	A	5.86%
VOYA INSURANCE & ANNUITY COMPANY 1 ORANGE WAY # XXX WINDSOR CT 06095-4773	21,003.236	B	93.83%

Name and Address of Investor	Shares	Class	Percentage
ZURICH AMERICAN LIFE INS CO VARIABLE ANNUITY SEPARATE ACCOUNTS ATTN PRODUCT VALUATION SECURITY BENEFIT 1 SW SECURITY BENEFIT PL TOPEKA KS 66636-1000	1,381.202	B	6.17%

DWS CROCI® U.S. VIP
Name and Address of Investor	Shares	Class	Percentage
ZALICO DESTINATIONS FARMERS SVSII ATTN INVESTMENT ACCOUNTING XX-XX PO BOX 19097 GREENVILLE SC 29602-9097	4,951,037.022	A	54.07%
FARMERS VUL 3003 77TH AVE SE MERCER ISLAND WA 98040-2837	2,019,652.126	A	22.06%
ZURICH AMERICAN LIFE INS CO ATTN PRODUCT VALUATION SECURITY BENEFIT 1 SW SECURITY BENEFIT PL TOPEKA KS 66636-1000	777,812.438	A	8.49%
FARMERS VA 3003 77TH AVE SE MERCER ISLAND WA 98040-2837	597,952.770	A	6.53%
NATIONWIDE LIFE INSURANCE CO IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	136,307.381	B	61.64%
NATIONAL LIFE INS CO VARITRAK (VUL) 1 NATIONAL LIFE DR MONTPELIER VT 05604-0001	19,927.457	B	9.01%
MIDLAND NATIONAL LIFE INSURANCE CO SEPARATE ACCOUNT C 4350 WESTOWN PKWY WEST DES MOINES IA 50266-1036	18,339.039	B	8.29%
NATIONAL LIFE INS CO SENTINEL ADVANTAGE (VA) 1 NATIONAL LIFE DR MONTPELIER VT 05604-0001	14,161.713	B	6.40%

DWS Small Mid Cap Growth VIP
Name and Address of Investor	Shares	Class	Percentage
ZALICO DESTINATIONS FARMERS SVSII ATTN INVESTMENT ACCOUNTING XX-XX PO BOX 19097 GREENVILLE SC 29602-9097	2,474,108.004	A	49.47%

Name and Address of Investor	Shares	Class	Percentage
ZURICH AMERICAN LIFE INSURANCE CO ATTN PRODUCT VALUATION SECURITY BENEFIT 1 SW SECURITY BENEFIT PL TOPEKA KS 66636-1000	1,539,863.512	A	30.79%
POWERV FARMERS POWERV & FLEX VULNET SIX CITY PLACE DR STE 400 ST LOUIS MO 63141-7157	585,301.647	A	11.70%

DWS Small Mid Cap Value VIP
Name and Address of Investor	Shares	Class	Percentage
ZALICO DESTINATIONS FARMERS SVSII ATTN INVESTMENT ACCOUNTING XX-XX PO BOX 19097 GREENVILLE SC 29602-9097	2,194,210.670	A	38.98%
ZURICH AMERICAN LIFE INS CO ATTN PRODUCT VALUATION SECURITY BENEFIT 1 SW SECURITY BENEFIT PL TOPEKA KS 66636-1000	1,488,371.065	A	26.44%
NYLIAC ATTN ASHESH UPADHYAY 169 LACKAWANNA AVE # 1ST PARSIPPANY NJ 07054-1007	420,062.899	A	7.46%
MIDLAND NATIONAL LIFE INSURANCE CO SEPARATE ACCOUNT C 4350 WESTOWN PKWY WEST DES MOINES IA 50266-1036	382,636.806	B	31.43%
METLIFE INSURANCE CO OF CT ATTN SHAREHOLDER ACCOUNTING DEPT PO BOX 990027 HARTFORD CT 06199-0027	250,140.757	B	20.55%
NATIONAL LIFE INS CO VARITRAK (VUL) 1 NATIONAL LIFE DR MONTPELIER VT 05604-0001	124,358.978	B	10.21%
NATIONAL LIFE INS CO SENTINEL ADVANTAGE (VA) 1 NATIONAL LIFE DR MONTPELIER VT 05604-0001	84,432.378	B	6.93%
PRINCIPAL EXECUTIVE VARIABLE UNIVERSAL LIFE II ATTN INDIVIDUAL ACCTING X-XXX-XXX 711 HIGH ST DES MOINES IA 50392-9992	67,872.598	B	5.57%

Name and Address of Investor	Shares	Class	Percentage
PRINCIPAL LIFE INSURANCE CO CUST FBO PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITY X-XXXXXX 711 HIGH ST DES MOINES IA 50392-9992	64,829.422	B	5.32%

DWS Multisector Income VIP
Name and Address of Investor	Shares	Class	Percentage
ZALICO DESTINATIONS FARMERS SVSII ATTN INVESTMENT ACCOUNTING XX-XX PO BOX 19097 GREENVILLE SC 29602-9097	806,365.876	A	92.94%

Part I: Appendix I-B—Board Committees and Meetings
Information Concerning Committees and Meetings of the Board
The Board oversees the operations of the DWS funds and meets periodically to oversee fund activities, and to review fund performance and contractual arrangements with fund service providers. The Board met 5 times during the most recently completed calendar year.
Board Leadership Structure
A fund’s Board is responsible for the general oversight of a fund’s affairs and for assuring that the fund is managed in the best interests of its shareholders. The Board regularly reviews a fund’s investment performance as well as the quality of other services provided to a fund and its shareholders by DIMA and its affiliates, including administration and shareholder servicing. At least annually, the Board reviews and evaluates the fees and operating expenses paid by a fund for these services and negotiates changes that it deems appropriate. In carrying out these responsibilities, the Board is assisted by a fund’s auditors, independent counsel and other experts, as appropriate, selected by and responsible to the Board.
Independent Board Members are not considered “interested persons” (as defined in the 1940 Act) of the fund or its investment adviser. These Independent Board Members must vote separately to approve all financial arrangements and other agreements with a fund’s investment adviser and other affiliated parties. The role of the Independent Board Members has been characterized as that of a “watchdog” charged with oversight to protect shareholders’ interests against overreaching and abuse by those who are in a position to control or influence a fund. A fund’s Independent Board Members meet regularly as a group in executive session without representatives of the Advisor present. An Independent Board Member currently serves as chairman of the Board.
Taking into account the number, diversity and complexity of the funds overseen by the Board Members and the aggregate amount of assets under management in the DWS funds, the Board has determined that the efficient conduct of its affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. These committees, which are described in more detail below, review and evaluate matters specified in their charters and/or enabling resolutions, and take actions on those matters and/or make recommendations to the Board, as appropriate. Each committee may utilize the resources of counsel and auditors as well as other experts. The committees meet as often as necessary, either in conjunction with regular meetings of the Board or otherwise. The membership and chair of each committee are appointed by the Board upon recommendation of the Nominating and Governance Committee. The membership and chair of each committee consist exclusively of Independent Board Members.
The Board has determined that this committee structure also allows the Board to focus more effectively on the oversight of risk as part of its broader oversight of a fund’s affairs. While risk management is the primary responsibility of the Advisor, the Board regularly receives reports regarding investment risks and compliance risks. The Board’s committee structure allows separate committees to focus on different aspects of these risks and their potential impact on some or all of the DWS funds and to discuss with the Advisor how it monitors and controls such risks.

Board Committees. The Board has established the following standing committees: Audit Committee and Valuation Sub-Committee, Nominating and Governance Committee, Contract Committee, Operations Committee and Dividend Committee.
Name of Committee	Number of Meetings in Last Calendar Year	Functions	Current Members
AUDIT COMMITTEE	5	Assists the Board in fulfilling its responsibility for oversight of (1) the integrity of the financial statements, (2) a fund’s accounting and financial reporting policies and procedures, (3) a fund’s compliance with legal and regulatory requirements related to accounting and financial reporting, (4) valuation of fund assets and securities and (5) the qualifications, independence and performance of the independent registered public accounting firm for a fund. Oversees the valuation of a fund’s securities and other assets and determines, as needed, the fair value of fund securities or other assets under certain circumstances as described in the Valuation Procedures. The Audit Committee has appointed a Valuation Sub-Committee, which may make determinations of fair value required when the Audit Committee is not in session. The current members of the Valuation Sub-Committee are William McClayton, Richard J. Herring, John W. Ballantine (Alternate) and Henry P. Becton, Jr. (Alternate). The Audit Committee also approves and recommends to the Board the appointment, retention or termination of the independent registered public accounting firm for a fund, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to a fund’s accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate.	William McClayton (Chair), Richard J. Herring (Vice Chair), John W. Ballantine and Henry P. Becton, Jr.

Name of Committee	Number of Meetings in Last Calendar Year	Functions	Current Members
NOMINATING AND GOVERNANCE COMMITTEE	5	Recommends individuals for membership on the Board, nominates officers, Board and committee chairs, vice chairs and committee members, and oversees the operations of the Board. The Nominating and Governance Committee has not established specific, minimum qualifications that must be met by an individual to be considered by the Nominating and Governance Committee for nomination as a Board Member. The Nominating and Governance Committee may take into account a wide variety of factors in considering Board Member candidates, including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities to the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate's ability, judgment and expertise, and (vi) the current composition of the Board. The Committee generally believes that the Board benefits from diversity of background, experience and views among its members, and considers this as a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard. The Nominating and Governance Committee reviews recommendations by shareholders for candidates for Board positions on the same basis as candidates recommended by other sources. Shareholders may recommend candidates for Board positions by forwarding their correspondence by US mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.	Rebecca W. Rimel (Chair), Henry P. Becton, Jr. (Vice Chair) and William McClayton
CONTRACT COMMITTEE	6	Reviews at least annually, (a) a fund’s financial arrangements with DIMA and its affiliates, and (b) a fund’s expense ratios.	John W. Ballantine (Chair), Dawn-Marie Driscoll (Vice Chair), Richard J. Herring, William N. Searcy, Jr. and Jean Gleason Stromberg
OPERATIONS COMMITTEE	5	Reviews the administrative operations and general compliance matters of the funds. Reviews administrative matters related to the operations of the funds, policies and procedures relating to portfolio transactions, custody arrangements, fidelity bond and insurance arrangements and such other tasks as the full Board deems necessary or appropriate.	William N. Searcy, Jr. (Chair), Jean Gleason Stromberg (Vice Chair), Dawn-Marie Driscoll and Rebecca W. Rimel

Name of Committee	Number of Meetings in Last Calendar Year	Functions	Current Members
DIVIDEND COMMITTEE	0	Authorizes dividends and other distributions for those funds that are organized as Maryland corporations or as series of a Maryland corporation. The Committee meets on an as-needed basis. The Committee applies only to the following corporations: Deutsche DWS Global/International Fund, Inc. and Deutsche DWS International Fund, Inc.	Dawn-Marie Driscoll, Keith R. Fox, John W. Ballantine (Alternate), Henry P. Becton, Jr. (Alternate), Richard J. Herring (Alternate), William McClayton (Alternate), Rebecca W. Rimel (Alternate), William N. Searcy, Jr. (Alternate) and Jean Gleason Stromberg (Alternate)

Ad Hoc Committees. In addition to the standing committees described above, from time to time the Board may also form ad hoc committees to consider specific issues.

Part I: Appendix I-C—Board Member Compensation
Each Independent Board Member receives compensation from each fund for his or her services, which includes retainer fees and specified amounts for various committee services and for the Board Chairperson and Vice Chairperson. No additional compensation is paid to any Independent Board Member for travel time to meetings, attendance at directors’ educational seminars or conferences, service on industry or association committees, participation as speakers at directors’ conferences or service on special fund industry director task forces or subcommittees. Independent Board Members do not receive any employee benefits such as pension or retirement benefits or health insurance from a fund or any fund in the DWS fund complex.
Board Members who are officers, directors, employees or stockholders of DWS or its affiliates receive no direct compensation from the fund, although they are compensated as employees of DWS, or its affiliates, and as a result may be deemed to participate in fees paid by a fund. The following tables show, for each current Independent Board Member, compensation from each fund during its most recently completed fiscal year, and aggregate compensation from all of the funds in the DWS fund complex during calendar year 2018.
Aggregate Compensation from each fund
Board Member	DWS Alternative Asset Allocation VIP	DWS CROCI® U.S. VIP	DWS Global Equity VIP	DWS Global Income Builder VIP
Independent Board Member:
John W. Ballantine	$997	$838	$317	$785
Henry P. Becton, Jr.	$930	$784	$307	$736
Dawn-Marie Driscoll	$930	$784	$307	$736
Keith R. Fox	$1,198	$999	$349	$933
Richard J. Herring	$930	$784	$307	$736
William McClayton	$997	$838	$317	$785
Rebecca W. Rimel	$997	$838	$317	$785
William N. Searcy, Jr.	$997	$838	$317	$785
Jean Gleason Stromberg	$930	$784	$307	$736

Board Member	DWS Government & Agency Securities VIP	DWS Government Money Market VIP	DWS High Income VIP	DWS International Growth VIP
Independent Board Member:
John W. Ballantine	$361	$655	$441	$267
Henry P. Becton, Jr.	$347	$617	$420	$261
Dawn-Marie Driscoll	$347	$617	$420	$261
Keith R. Fox	$404	$770	$503	$286
Richard J. Herring	$347	$617	$420	$261
William McClayton	$361	$655	$441	$267
Rebecca W. Rimel	$361	$655	$441	$267
William N. Searcy, Jr.	$361	$655	$441	$267
Jean Gleason Stromberg	$347	$617	$420	$261

Board Member	DWS Multisector Income VIP	DWS Small Mid Cap Growth VIP	DWS Small Mid Cap Value VIP
Independent Board Member:
John W. Ballantine	$230	$525	$660
Henry P. Becton, Jr.	$227	$497	$621
Dawn-Marie Driscoll	$227	$497	$621
Keith R. Fox	$240	$608	$776
Richard J. Herring	$227	$497	$621
William McClayton	$230	$525	$660
Rebecca W. Rimel	$230	$525	$660
William N. Searcy, Jr.	$230	$525	$660
Jean Gleason Stromberg	$227	$497	$621

Total Compensation from DWS Fund Complex
Board Member	Total Compensation from each fund and DWS Fund Complex(1)
Independent Board Member:
John W. Ballantine(3)	$320,000
Henry P. Becton, Jr.	$295,000
Dawn-Marie Driscoll	$295,000
Keith R. Fox(2)	$395,000
Richard J. Herring	$295,000
William McClayton(3)	$320,000
Rebecca W. Rimel(3)	$320,000
William N. Searcy, Jr.(3)	$320,000
Jean Gleason Stromberg	$295,000

(1)	For each Independent Board Member, total compensation from the DWS fund complex represents compensation from 82 funds as of December 31, 2018.
(2)	Includes $100,000 in annual retainer fees received by Mr. Fox as Chairperson of DWS funds.
(3)	Includes $25,000 in annual retainer fees for serving as Chairperson of a Board committee.

Part I: Appendix I-D—Portfolio Management
Fund Ownership of Portfolio Managers
The following table shows the dollar range of fund shares owned beneficially and of record by the portfolio management team as well as in all US registered DWS funds advised by the Advisor as a group, including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of each fund's most recent fiscal year end.
DWS Alternative Asset Allocation VIP
Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All DWS Fund Shares Owned
Pankaj Bhatnagar	$0	$100,001 - $500,000
Darwei Kung	$0	$100,001 - $500,000
Dokyoung Lee	$0	$0

DWS Global Equity VIP
Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All DWS Fund Shares Owned
Sebastian P. Werner	$0	$0
Mark Schumann	$0	$0

DWS International Growth VIP
Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All DWS Fund Shares Owned
Sebastian P. Werner	$0	$0
Mark Schumann	$0	$0

DWS Global Income Builder VIP
Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All DWS Fund Shares Owned
John D. Ryan	$0	$50,001 - $100,000
(1)Darwei Kung	$0	$100,001 - $500,000
Di Kumble	$0	$50,001 - $100,000
Thomas M. Farina	$0	$100,001 - $500,000
Dokyoung Lee	$0	$0
Scott Agi	$0	$1 - $10,000

DWS Government & Agency Securities VIP
Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All DWS Fund Shares Owned
Scott Agi	$0	$1 - $10,000
Gregory Staples	$0	$50,001 - $100,000

DWS High Income VIP
Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All DWS Fund Shares Owned
(2)Gary Russell	$0	$500,001 - $1,000,000
(3)Thomas R. Bouchard	$0	$10,001 - $50,000
(4)Lonnie Fox	$0	$10,001 - $50,000

DWS CROCI® U.S. VIP
Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All DWS Fund Shares Owned
Di Kumble	$0	$50,001 - $100,000
John Moody	$0	$0

DWS Small Mid Cap Growth VIP
Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All DWS Fund Shares Owned
Peter Barsa	$0	$50,001 - $100,000
Michael A. Sesser	$0	$100,001 - $500,000

DWS Small Mid Cap Value VIP
Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All DWS Fund Shares Owned
Pankaj Bhatnagar	$0	$100,001 - $500,000
Arno V. Puskar	$0	$10,001 - $50,000

DWS Multisector Income VIP
Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All DWS Fund Shares Owned
John D. Ryan	$0	$50,001 - $100,000
Thomas M. Farina	$0	$100,001 - $500,000
Kelly M. Beam	$0	$1 - $10,000

(1)Although the Portfolio Manager does not have an investment in this variable annuity fund, the Portfolio Manager does hold $1 - $10,000 in DWS Global Income Builder Fund, the retail mutual fund that has the same investment strategy.
(2)Although the Portfolio Manager does not have an investment in this variable annuity fund, the Portfolio Manager does hold $100,001 - $500,000 in DWS High Income Fund, the retail mutual fund that has the same investment strategy.
(3)Although the Portfolio Manager does not have an investment in this variable annuity fund, the Portfolio Manager does hold $10,001 - $50,000 in DWS High Income Fund, the retail mutual fund that has the same investment strategy.
(4)Although the Portfolio Manager does not have an investment in this variable annuity fund, the Portfolio Manager does hold $10,001 - $50,000 in DWS High Income Fund, the retail mutual fund that has the same investment strategy.

Conflicts of Interest
In addition to managing the assets of each fund, a portfolio manager may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, per portfolio manager, the number and asset size of: (1) SEC registered investment companies (or series thereof) other than each fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by a portfolio manager. Total assets attributed to a portfolio manager in the tables below include total assets of each account managed, although a portfolio manager may only manage a portion of such account’s assets. For a fund subadvised by subadvisors unaffiliated with the Advisor, total assets of funds managed may only include assets allocated to the portfolio manager and not the total assets of a fund managed. The tables also show the number of performance-based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of each fund's most recent fiscal year end.
DWS Alternative Asset Allocation VIP
Other SEC Registered Investment Companies Managed:
Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance- Based Fee	Total Assets of Performance-Based Fee Accounts
Pankaj Bhatnagar	6	$3,934,917,503	0	$0
Darwei Kung	6	$3,676,732,499	0	$0
Dokyoung Lee	5	$986,119,100	0	$0

DWS Global Equity VIP
Other SEC Registered Investment Companies Managed:
Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance- Based Fee	Total Assets of Performance-Based Fee Accounts
Sebastian P. Werner	8	$3,623,548,473	0	$0
Mark Schumann	3	$532,670,328	0	$0

DWS International Growth VIP
Other SEC Registered Investment Companies Managed:
Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance- Based Fee	Total Assets of Performance-Based Fee Accounts
Sebastian P. Werner	8	$3,634,162,696	0	$0
Mark Schumann	3	$543,284,551	0	$0

DWS Global Income Builder VIP
Other SEC Registered Investment Companies Managed:
Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance- Based Fee	Total Assets of Performance-Based Fee Accounts
John D. Ryan	4	$1,021,101,667	0	$0
Darwei Kung	6	$3,790,439,725	0	$0
Di Kumble	8	$6,359,143,782	0	$0
Thomas M. Farina	2	$346,508,238	0	$0
Dokyoung Lee	5	$1,099,826,326	0	$0
Scott Agi	2	$1,607,485,605	0	$0

DWS Government & Agency Securities VIP
Other SEC Registered Investment Companies Managed:
Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance- Based Fee	Total Assets of Performance-Based Fee Accounts
Scott Agi	1	$1,570,930,799	0	$0
Gregory Staples	3	$1,917,439,037	0	$0

DWS High Income VIP
Other SEC Registered Investment Companies Managed:
Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance- Based Fee	Total Assets of Performance-Based Fee Accounts
Gary Russell	5	$2,310,725,194	0	$0
Thomas R. Bouchard	3	$1,138,704,107	0	$0
Lonnie Fox	2	$1,123,672,576	0	$0

DWS CROCI® U.S. VIP
Other SEC Registered Investment Companies Managed:
Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance- Based Fee	Total Assets of Performance-Based Fee Accounts
Di Kumble	8	$6,351,091,514	0	$0
John Moody	3	$1,435,733,848	0	$0

DWS Small Mid Cap Growth VIP
Other SEC Registered Investment Companies Managed:
Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance- Based Fee	Total Assets of Performance-Based Fee Accounts
Peter Barsa	4	$890,263,364	0	$0
Michael A. Sesser	3	$982,146,481	0	$0

DWS Small Mid Cap Value VIP
Other SEC Registered Investment Companies Managed:
Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance- Based Fee	Total Assets of Performance-Based Fee Accounts
Pankaj Bhatnagar	7	$4,168,271,027	0	$0
Arno V. Puskar	2	$3,153,668,754	0	$0

DWS Multisector Income VIP
Other SEC Registered Investment Companies Managed:
Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance- Based Fee	Total Assets of Performance-Based Fee Accounts
John D. Ryan	4	$1,132,444,699	0	$0
Thomas M. Farina	2	$346,508,238	0	$0
Kelly L. Beam	2	$346,508,238	0	$0

DWS Alternative Asset Allocation VIP
Other Pooled Investment Vehicles Managed:
Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Pankaj Bhatnagar	2	$198,242,249	0	$0
Darwei Kung	1	$21,791,974	0	$0
Dokyoung Lee	0	$0	0	$0

DWS Global Equity VIP
Other Pooled Investment Vehicles Managed:
Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Sebastian P. Werner	1	$192,350,250	0	$0
Mark Schumann	2	$634,807,827	0	$0

DWS International Growth VIP
Other Pooled Investment Vehicles Managed:
Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Sebastian P. Werner	1	$192,350,250	0	$0
Mark Schumann	2	$634,807,827	0	$0

DWS Global Income Builder VIP
Other Pooled Investment Vehicles Managed:
Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
John D. Ryan	1	$316,318,372	0	$0
Darwei Kung	1	$21,791,974	0	$0
Di Kumble	0	$0	0	$0
Thomas M. Farina	2	$48,240,606	0	$0
Dokyoung Lee	0	$0	0	$0
Scott Agi	0	$0	0	$0

DWS Government & Agency Securities VIP
Other Pooled Investment Vehicles Managed:
Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Scott Agi	0	$0	0	$0
Gregory Staples	0	$0	0	$0

DWS High Income VIP
Other Pooled Investment Vehicles Managed:
Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Gary Russell	1	$49,597,063	0	$0
Thomas R. Bouchard	0	$0	0	$0
Lonnie Fox	0	$0	0	$0

DWS CROCI® U.S. VIP
Other Pooled Investment Vehicles Managed:
Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Di Kumble	0	$0	0	$0
John Moody	0	$0	0	$0

DWS Small Mid Cap Growth VIP
Other Pooled Investment Vehicles Managed:
Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Peter Barsa	0	$0	0	$0
Michael A. Sesser	0	$0	0	$0

DWS Small Mid Cap Value VIP
Other Pooled Investment Vehicles Managed:
Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Pankaj Bhatnagar	2	$198,242,249	0	$0
Arno V. Puskar	0	$0	0	$0

DWS Multisector Income VIP
Other Pooled Investment Vehicles Managed:
Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
John D. Ryan	1	$316,318,372	0	$0
Thomas M. Farina	2	$48,240,606	0	$0
Kelly L. Beam	0	$0	0	$0

DWS Alternative Asset Allocation VIP
Other Accounts Managed:
Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Pankaj Bhatnagar	7	$104,112,792	0	$0
Darwei Kung	2	$243,545,769	0	$0
Dokyoung Lee	0	$0	0	$0

DWS Global Equity VIP
Other Accounts Managed:
Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Sebastian P. Werner	15	$170,738,033	0	$0
Mark Schumann	0	$0	0	$0

DWS International Growth VIP
Other Accounts Managed:
Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Sebastian P. Werner	15	$170,738,033	0	$0
Mark Schumann	0	$0	0	$0

DWS Global Income Builder VIP
Other Accounts Managed:
Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
John D. Ryan	0	$0	0	$0
Darwei Kung	2	$243,545,769	0	$0
Di Kumble	17	$3,885,481,054	0	$0
Thomas M. Farina	45	$15,576,884,465	0	$0
Dokyoung Lee	0	$0	0	$0
Scott Agi	29	$5,698,539,167	0	$0

DWS Government & Agency Securities VIP
Other Accounts Managed:
Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Scott Agi	29	$5,698,539,167	0	$0
Gregory Staples	156	$29,805,108,810	0	$0

DWS High Income VIP
Other Accounts Managed:
Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Gary Russell	7	$311,896,635	0	$0
Thomas R. Bouchard	1	$82,866,001	0	$0
Lonnie Fox	5	$253,984,695	0	$0

DWS CROCI® U.S. VIP
Other Accounts Managed:
Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Di Kumble	17	$3,885,481,054	0	$0
John Moody	16	$3,885,477,380	0	$0

DWS Small Mid Cap Growth VIP
Other Accounts Managed:
Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Peter Barsa	1	$56,511,970	0	$0
Michael A. Sesser	0	$0	0	$0

DWS Small Mid Cap Value VIP
Other Accounts Managed:
Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Pankaj Bhatnagar	7	$104,112,792	0	$0
Arno V. Puskar	0	$0	0	$0

DWS Multisector Income VIP
Other Accounts Managed:
Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
John D. Ryan	0	$0	0	$0
Thomas M. Farina	45	$15,576,884,465	0	$0
Kelly L. Beam	0	$0	0	$0

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of each fund. The Advisor or Subadvisor, as applicable, has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in each fund and other client accounts.

Part I: Appendix I-E—Service Provider Compensation
DWS Alternative Asset Allocation VIP
Fiscal Year Ended	Gross Amount Paid to DIMA for Advisory Services	Amount Waived by DIMA for Advisory Services	Gross Amount Paid to DIMA for General Administrative Services	Amount Waived by DIMA for General Administrative Services
2018	$1,140,088	$832,086	$205,334	$32,130
2017	$734,580	$714,698	$158,954	$0
2016	$377,467	$152,062	$115,201	$0

Fiscal Year Ended	Gross Amount Paid to DSC for Transfer Agency Services	Amount Waived by DSC for Transfer Agency Services
2018	$378	$378
2017	$378	$131
2016	$367	$131

DWS Global Equity VIP
Fiscal Year Ended	Gross Amount Paid to DIMA for Advisory Services	Amount Waived by DIMA for Advisory Services	Gross Amount Paid to DIMA for General Administrative Services	Amount Waived by DIMA for General Administrative Services
2018	$189,891	$87,475	$29,214	$0
2017	$283,683	$49,078	$43,644	$0
2016	$290,902	$37,176	$44,754	$0

Fiscal Year Ended	Gross Amount Paid to DSC for Transfer Agency Services	Amount Waived by DSC for Transfer Agency Services
2018	$81	$81
2017	$81	$81
2016	$83	$83

DWS International Growth VIP
Fiscal Year Ended	Gross Amount Paid to DIMA for Advisory Services(1)	Amount Waived by DIMA for Advisory Services	Gross Amount Paid to DIMA for General Administrative Services	Amount Waived by DIMA for General Administrative Services
2018	$107,910	$107,910	$17,405	$17,405
2017	$231,216	$173,840	$27,084	$0
2016	$264,035	$204,353	$28,856	$0

Fiscal Year Ended	Gross Amount Paid to DSC for Transfer Agency Services	Amount Waived by DSC for Transfer Agency Services
2018	$294	$294
2017	$288	$288
2016	$285	$264

(1) Effective October 1, 2017, the fund pays the Advisor a management fee, calculated daily and paid monthly, at the annual rate of 0.62% of the fund’s average daily net assets.
DWS Global Income Builder VIP
Fiscal Year Ended	Gross Amount Paid to DIMA for Advisory Services	Amount Waived by DIMA for Advisory Services	Gross Amount Paid to DIMA for General Administrative Services	Amount Waived by DIMA for General Administrative Services
2018	$505,792	$17,732	$136,700	$0
2017	$662,352	$0	$179,014	$0
2016	$702,468	$0	$189,856	$0

Fiscal Year Ended	Gross Amount Paid to DSC for Transfer Agency Services	Amount Waived by DSC for Transfer Agency Services
2018	$547	$547
2017	$428	$0
2016	$405	$0

DWS Government & Agency Securities VIP
Fiscal Year Ended	Gross Amount Paid to DIMA for Advisory Services	Amount Waived by DIMA for Advisory Services	Gross Amount Paid to DIMA for General Administrative Services	Amount Waived by DIMA for General Administrative Services
2018	$176,733	$148,918	$39,274	$0
2017	$220,390	$126,472	$48,976	$0
2016	$276,720	$173,267	$61,493	$0

Fiscal Year Ended	Gross Amount Paid to DSC for Transfer Agency Services	Amount Waived by DSC for Transfer Agency Services
2018	$304	$253
2017	$302	$251
2016	$324	$273

DWS Government Money Market VIP
Fiscal Year Ended	Gross Amount Paid to DIMA for Advisory Services	Amount Waived by DIMA for Advisory Services	Gross Amount Paid to DIMA for General Administrative Services	Amount Waived by DIMA for General Administrative Services
2018	$246,119	$0	$104,731	$0
2017	$284,839	$0	$121,208	$0
2016	$316,027	$90,577	$125,502	$0

Fiscal Year Ended	Gross Amount Paid to DSC for Transfer Agency Services	Amount Waived by DSC for Transfer Agency Services
2018	$1,773	$798
2017	$2,613	$0
2016	$2,318	$2,318

DWS High Income VIP
Fiscal Year Ended	Gross Amount Paid to DIMA for Advisory Services	Amount Waived by DIMA for Advisory Services	Gross Amount Paid to DIMA for General Administrative Services	Amount Waived by DIMA for General Administrative Services
2018	$290,414	$148,080	$58,083	$0
2017	$466,632	$60,645	$93,326	$0
2016	$506,207	$79,227	$101,241	$0

Fiscal Year Ended	Gross Amount Paid to DSC for Transfer Agency Services	Amount Waived by DSC for Transfer Agency Services
2018	$322	$322
2017	$331	$331
2016	$342	$342

DWS CROCI® U.S. VIP
Fiscal Year Ended	Gross Amount Paid to DIMA for Advisory Services	Amount Waived by DIMA for Advisory Services	Gross Amount Paid to DIMA for General Administrative Services	Amount Waived by DIMA for General Administrative Services
2018	$967,002	$176,204	$148,769	$0
2017	$1,469,890	$217,412	$226,137	$0
2016	$1,572,759	$179,055	$242,022	$0

Fiscal Year Ended	Gross Amount Paid to DSC for Transfer Agency Services	Amount Waived by DSC for Transfer Agency Services
2018	$607	$408
2017	$621	$621
2016	$614	$614

DWS Small Mid Cap Growth VIP
Fiscal Year Ended	Gross Amount Paid to DIMA for Advisory Services	Amount Waived by DIMA for Advisory Services	Gross Amount Paid to DIMA for General Administrative Services	Amount Waived by DIMA for General Administrative Services
2018	$431,200	$6,280	$78,400	$0
2017	$630,509	$0	$114,638	$0
2016	$639,301	$0	$116,236	$0

Fiscal Year Ended	Gross Amount Paid to DSC for Transfer Agency Services	Amount Waived by DSC for Transfer Agency Services
2018	$392	$392
2017	$372	$0
2016	$397	$0

DWS Small Mid Cap Value VIP
Fiscal Year Ended	Gross Amount Paid to DIMA for Advisory Services	Amount Waived by DIMA for Advisory Services	Gross Amount Paid to DIMA for General Administrative Services	Amount Waived by DIMA for General Administrative Services
2018	$688,120	$58,007	$105,865	$0
2017	$1,010,270	$417	$155,426	$0
2016	$1,039,718	$13,183	$159,957	$0

Fiscal Year Ended	Gross Amount Paid to DSC for Transfer Agency Services	Amount Waived by DSC for Transfer Agency Services
2018	$1,097	$1,097
2017	$1,092	$1,092
2016	$1,068	$779

DWS Multisector Income VIP
Fiscal Year Ended	Gross Amount Paid to DIMA for Advisory Services	Amount Waived by DIMA for Advisory Services	Gross Amount Paid to DIMA for General Administrative Services	Amount Waived by DIMA for General Administrative Services
2018	$48,680	$48,680	$8,851	$8,851
2017	$119,671	$119,671	$21,759	$21,759
2016	$156,092	$156,092	$28,380	$20,814

Fiscal Year Ended	Gross Amount Paid to DSC for Transfer Agency Services	Amount Waived by DSC for Transfer Agency Services
2018	$117	$117
2017	$131	$131
2016	$131	$131

The following waivers are currently in effect:
DWS Alternative Asset Allocation VIP:
For DWS Alternative Asset Allocation VIP, the Advisor has contractually agreed to waive its fees and/or reimburse fund expenses through April 30, 2020 to the extent necessary to maintain the fund's total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) at a ratio no higher than 0.86% for Class A shares. The agreement may only be terminated with the consent of the fund's Board. Because acquired fund fees and expenses are presented as of the fund’s most recent fiscal year end, individual shareholders may experience total operating expenses higher or lower than this expense cap depending upon when shares are redeemed and the fund’s actual allocations to acquired funds.
For DWS Alternative Asset Allocation VIP, the Advisor has contractually agreed to waive its fees and/or reimburse fund expenses through April 30, 2020 to the extent necessary to maintain the fund's total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) at a ratio no higher than 1.15% for Class B shares. The agreement may only be terminated with the consent of the fund's Board. Because acquired fund fees and expenses are presented as of the fund’s most recent fiscal year end, individual shareholders may experience total operating expenses higher or lower than this expense cap depending upon when shares are redeemed and the fund’s actual allocations to acquired funds.
For DWS Alternative Asset Allocation VIP, the Advisor has voluntarily agreed to waive 0.15% of its management fee. The Advisor, at its discretion, may revise or discontinue this arrangement at any time.
DWS Global Equity VIP:
For DWS Global Equity VIP, the Advisor has contractually agreed through April 30, 2020 to waive its fees and/or reimburse certain operating expenses of the fund to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses and acquired funds fees and expenses) at a ratio no higher than 0.89% for Class A shares. The agreement may only be terminated with the consent of the fund’s Board.
DWS International Growth VIP:
For DWS International Growth VIP, the Advisor has contractually agreed through April 30, 2020 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund’s total annual operating expenses (in each instance, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses and acquired funds fees and expenses) at a ratio no higher than 0.89% for Class A shares. The agreement may only be terminated with the consent of the fund’s Board.
For DWS International Growth VIP, the Advisor has contractually agreed through April 30, 2020 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses and acquired funds fees and expenses) at a ratio no higher than 1.21% for Class B shares. The agreement may only be terminated with the consent of the fund’s Board.
DWS Global Income Builder VIP:
For DWS Global Income Builder VIP, the Advisor has contractually agreed through September 30, 2019 to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses and acquired funds fees and expenses) at 0.73% for Class A shares. The agreement may only be terminated with the consent of the fund’s Board.

For DWS Global Income Builder VIP, the Advisor has contractually agreed through April 30, 2020 to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses and acquired funds fees and expenses) at a ratio no higher than 0.86% for Class B shares. The agreement may only be terminated with the consent of the fund’s Board.
DWS Global Income Builder VIP may invest in other mutual funds advised by the Advisor and its affiliates (“affiliated mutual funds”). In the case of an investment in DWS Emerging Markets Fixed Income Fund, DWS Floating Rate Fund or DWS High Income Fund, the Advisor has agreed to apply a management fee credit to the fund equal to the management fee of DWS Emerging Markets Fixed Income Fund, DWS Floating Rate Fund or DWS High Income Fund, as applied to the amount of assets invested by the fund in DWS Emerging Markets Fixed Income Fund, DWS Floating Rate Fund or DWS High Income Fund.
DWS Government & Agency Securities VIP:
For DWS Government & Agency Securities VIP, the Advisor has contractually agreed through April 30, 2020 to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses and acquired funds fees and expenses) at a ratio no higher than 0.53% for Class A shares. The agreement may only be terminated with the consent of the fund’s Board.
For DWS Government & Agency Securities VIP, the Advisor has contractually agreed through April 30, 2020 to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses and acquired funds fees and expenses) at a ratio no higher than 0.88% for Class B shares. The agreement may only be terminated with the consent of the fund’s Board.
DWS Government Money Market VIP:
For DWS Government Money Market VIP, the Advisor has contractually agreed through September 30, 2019 to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) at 0.51% for Class A shares. The agreement may only be terminated with the consent of the fund’s Board.
DWS High Income VIP:
For DWS High Income VIP, the Advisor has contractually agreed through April 30, 2020 to waive its fees and/or reimburse certain operating expenses of the fund to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses and acquired funds fees and expenses) at a ratio no higher than 0.68% for Class A shares. The agreement may only be terminated with the consent of the fund’s Board.
For DWS High Income VIP, the Advisor has contractually agreed through April 30, 2020 to waive its fees and/or reimburse certain operating expenses of the fund to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses and acquired funds fees and expenses) at a ratio no higher than 0.94% for Class B shares. The agreement may only be terminated with the consent of the fund’s Board.
DWS CROCI® U.S. VIP:

For DWS CROCI® U.S. VIP, the Advisor has contractually agreed through April 30, 2020 to waive its fees and/or reimburse certain operating expenses of the fund to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses and acquired funds fees and expenses) at a ratio no higher than 0.70% for Class A shares. The agreement may only be terminated with the consent of the fund’s Board.
For DWS CROCI® U.S. VIP, the Advisor has contractually agreed through April 30, 2020 to waive its fees and/or reimburse certain operating expenses of the fund to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses and acquired funds fees and expenses) at a ratio no higher than 1.02% for Class B shares. The agreement may only be terminated with the consent of the fund’s Board.
DWS Small Mid Cap Growth VIP:
For DWS Small Mid Cap Growth VIP, the Advisor has contractually agreed through September 30, 2019 to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses and acquired funds fees and expenses) at 0.81% for Class A shares. The agreement may only be terminated with the consent of the fund’s Board.
DWS Small Mid Cap Value VIP:
For DWS Small Mid Cap Value VIP, the Advisor has contractually agreed through April 30, 2020 to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses and acquired funds fees and expenses) at a ratio no higher than 0.85% for Class A shares. The agreement may only be terminated with the consent of the fund’s Board.
For DWS Small Mid Cap Value VIP, the Advisor has contractually agreed through April 30, 2020 to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses and acquired funds fees and expenses) at a ratio no higher than 1.21% for Class B shares. The agreement may only be terminated with the consent of the fund’s Board.
DWS Multisector Income VIP:
For DWS Multisector Income VIP, the Advisor has contractually agreed through April 30, 2020 to waive its fees and/or reimburse certain operating expenses of the fund to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses and acquired funds fees and expenses) at a ratio no higher than 0.66% for Class A shares. The agreement may only be terminated with the consent of the fund’s Board.
DWS Multisector Income VIP may invest in other mutual funds advised by the Advisor and its affiliates (“affiliated mutual funds”). In the case of an investment in DWS Floating Rate Fund, the Advisor has also agreed to apply a management fee credit to the fund equal to the management fee of DWS Floating Rate Fund, as applied to the amount of assets invested by the fund in DWS Floating Rate Fund.

Part I: Appendix I-F—Distribution Plan Payments
Expenses of each fund paid in connection with the Rule 12b-1 Plans for each class of shares that has adopted a Rule 12b-1 Plan are set forth below for the most recent fiscal year.
12b-1 Compensation to Underwriter and Firms:
		12b-1 Distribution Fees	12b-1 Distribution Fees Waived
DWS Alternative Asset Allocation VIP	Class B	$445,558	$0
DWS Global Income Builder VIP	Class B	$17	$5
DWS International Growth VIP	Class B	$580	$5
DWS Government & Agency Securities VIP	Class B	$4,219	$0
DWS High Income VIP	Class B	$417	$0
DWS CROCI® U.S. VIP	Class B	$9,256	$0
DWS Small Mid Cap Value VIP	Class B	$45,904	$0

Part I: Appendix I-G—Portfolio Transactions and Brokerage Commissions
Variations to a fund’s portfolio turnover rate may be due to, among other things, a fluctuating volume of shareholder purchase and redemption orders, market conditions, and/or changes in the Advisor's investment outlook. The amount of brokerage commissions paid by a fund may change from year to year because of, among other things, changing asset levels, shareholder activity and/or portfolio turnover.
Portfolio Turnover Rates
Fund	2018	2017
DWS Alternative Asset Allocation VIP	32%	55%
DWS Global Equity VIP	43%	19%
DWS International Growth VIP	38%	62%
DWS Global Income Builder VIP	70%	122%
DWS Government & Agency Securities VIP	448%	588%
DWS High Income VIP	62%	71%
DWS CROCI® U.S. VIP	100%	97%
DWS Small Mid Cap Growth VIP	32%	32%
DWS Small Mid Cap Value VIP	64%	35%
DWS Multisector Income VIP	85%	96%

Brokerage Commissions
	Fiscal Year	Brokerage Commissions Paid by Fund
DWS Alternative Asset Allocation VIP(1)	2018	$1,365
	2017	$45,571
	2016	$27,571
DWS Global Equity VIP(2)	2018	$9,231
	2017	$12,251
	2016	$35,071
DWS International Growth VIP(3)	2018	$7,131
	2017	$18,204
	2016	$29,094
DWS Global Income Builder VIP(4)	2018	$40,614
	2017	$110,601
	2016	$116,662
DWS Government & Agency Securities VIP	2018	$1,284
	2017	$2,553
	2016	$2,281
DWS Government Money Market VIP	2018	$0
	2017	$0
	2016	$0
DWS High Income VIP	2018	$0
	2017	$0
	2016	$0
DWS CROCI® U.S. VIP(5)	2018	$37,088

	Fiscal Year	Brokerage Commissions Paid by Fund
	2017	$69,264
	2016	$569,907
DWS Small Mid Cap Growth VIP(6)	2018	$49,944
	2017	$99,314
	2016	$96,332
DWS Small Mid Cap Value VIP(7)	2018	$75,360
	2017	$105,689
	2016	$201,990
DWS Multisector Income VIP(8)	2018	$252
	2017	$4,202
	2016	$3,778

(1) DWS Alternative Asset Allocation VIP’s brokerage commissions increased from 2016 to 2017 due to portfolio management’s shift in the fund’s exposure to utilize more external vehicles to help with implementing their views. As a result, the composition of ETFs is now higher than it was in the previous year which resulted in higher commission costs. The fund’s brokerage commissions decreased from 2017 to 2018 due to reduced commission costs.
(2) DWS Global Equity VIP’s brokerage commissions decreased from 2016 to 2017 and from 2017 to 2018 due to lower trading activity.
(3) DWS International Growth VIP’s brokerage commissions decreased from 2016 to 2017 and from 2017 to 2018 due to a change in underlying trading fees and lower trading activity.
(4) DWS Global Income Builder’s brokerage commissions decreased from 2017 to 2018 due to a decrease in the fund’s portfolio turnover rate.
(5) DWS CROCI® U.S. VIP’s brokerage commissions decreased from 2016 to 2017 due to a decrease in assets under management for the fund. In 2017, the fund experienced higher brokerage commissions paid than in 2018 due to increased trading to meet shareholder redemptions.
(6) DWS Small Mid Cap Growth VIP’s brokerage commissions decreased from 2017 to 2018 due to a decrease in assets under management for the fund.
(7) DWS Small Mid Cap Value VIP’s brokerage commissions decreased from 2016 to 2017 and from 2017 to 2018 due to a lower commission rates paid on trades implemented in February 2017.
(8) DWS Multisector Income VIP’s brokerage commissions decreased from 2017 to 2018 due to a decrease in trading activity.
Brokerage Commissions Paid to Affiliated Brokers
	Fiscal Year	Name of Affiliated Broker	Affiliation	Aggregate Brokerage Commissions Paid by Fund to Affiliated Brokers	% of the Total Brokerage Commissions	% of the Aggregate Dollar Value of all Portfolio Transactions
DWS Alternative Asset Allocation VIP	2018	None	—	None	—	—

	Fiscal Year	Name of Affiliated Broker	Affiliation	Aggregate Brokerage Commissions Paid by Fund to Affiliated Brokers	% of the Total Brokerage Commissions	% of the Aggregate Dollar Value of all Portfolio Transactions
	2017	None	—	None	—	—
	2016	None	—	None	—	—
DWS Global Equity VIP	2018	None	—	None	—	—
	2017	None	—	None	—	—
	2016	None	—	None	—	—
DWS International Growth VIP	2018	None	—	None	—	—
	2017	None	—	None	—	—
	2016	None	—	None	—	—
DWS Global Income Builder VIP	2018	None	—	None	—	—
	2017	None	—	None	—	—
	2016	None	—	None	—	—
DWS Government & Agency Securities VIP	2018	None	—	None	—	—
	2017	None	—	None	—	—
	2016	None	—	None	—	—
DWS Government Money Market VIP	2018	None	—	None	—	—
	2017	None	—	None	—	—
	2016	None	—	None	—	—
DWS High Income VIP	2018	None	—	None	—	—
	2017	None	—	None	—	—
	2016	None	—	None	—	—
DWS CROCI® U.S. VIP	2018	None	—	None	—	—
	2017	None	—	None	—	—
	2016	None	—	None	—	—
DWS Small Mid Cap Growth VIP	2018	None	—	None	—	—
	2017	None	—	None	—	—
	2016	None	—	None	—	—
DWS Small Mid Cap Value VIP	2018	None	—	None	—	—
	2017	None	—	None	—	—
	2016	None	—	None	—	—
DWS Multisector Income VIP	2018	None	—	None	—	—
	2017	None	—	None	—	—

Fiscal Year	Name of Affiliated Broker	Affiliation	Aggregate Brokerage Commissions Paid by Fund to Affiliated Brokers	% of the Total Brokerage Commissions	% of the Aggregate Dollar Value of all Portfolio Transactions
2016	None	—	None	—	—

Listed below are the regular brokers or dealers (as such term is defined in the 1940 Act) of each fund whose securities each fund held as of the end of its most recent fiscal year and the dollar value of such securities.
DWS Alternative Asset Allocation VIP
The fund did not hold any securities of its regular brokers or dealers.
DWS Global Equity VIP
Name of Regular Broker or Dealer or Parent (Issuer)	Securities of Regular Broker Dealers
JPMorgan Chase	$650,540

DWS International Growth VIP
The fund did not hold any securities of its regular brokers or dealers.
DWS Global Income Builder VIP
Name of Regular Broker or Dealer or Parent (Issuer)	Securities of Regular Broker Dealers
JPMorgan Chase	$383,100
Citigroup	$382,500
Morgan Stanley	$242,800
Goldman Sachs	$411,400
Bank of America	$380,700

DWS Government & Agency Securities VIP
The fund did not hold any securities of its regular brokers or dealers.
DWS Government Money Market VIP
The fund did not hold any securities of its regular brokers or dealers.
DWS High Income VIP
The fund did not hold any securities of its regular brokers or dealers.
DWS CROCI® U.S. VIP
Name of Regular Broker or Dealer or Parent (Issuer)	Securities of Regular Broker Dealers
Bank of America	$3,112,278
Bank of New York	$3,288,357
JPMorgan Chase	$3,091,723

Name of Regular Broker or Dealer or Parent (Issuer)	Securities of Regular Broker Dealers
Citigroup	$2,859,291

DWS Small Mid Cap Growth VIP
The fund did not hold any securities of its regular brokers or dealers.
DWS Small Mid Cap Value VIP
The fund did not hold any securities of its regular brokers or dealers.
DWS Multisector Income VIP
The fund did not hold any securities of its regular brokers or dealers.
Transactions for Research Services
For the most recent fiscal year, each fund allocated the following amount of transactions, and related commissions, to broker-dealer firms that have been deemed by the Advisor to provide research services. The provision of research services was not necessarily a factor in the placement of business with such firms.
Fund	Amount of Transactions with Research Firms	Commissions Paid on Transactions with Research Firms
DWS Alternative Asset Allocation VIP	$0	$0
DWS Global Equity VIP	$592,384	$231 (1)
DWS International Growth VIP	$1,868,285	$572(1)
DWS Global Income Builder VIP	$0	$0
DWS Government & Agency Securities VIP	$0	$0
DWS Government Money Market VIP	$0	$0
DWS High Income VIP	$0	$0
DWS CROCI® U.S. VIP	$0	$0
DWS Small Mid Cap Growth VIP	$1,507,682	$28,421(1)
DWS Small Mid Cap Value VIP	$3,711,364	$19,447(1)
DWS Multisector Income VIP	$0	$0

(1) The fund has commission sharing arrangements (CSA) in place with some broker-dealers pursuant to which a specified percentage of the total commissions paid on qualifying trades are contributed to a CSA pool. The Advisor may utilize the related commissions in the CSA pool to pay for market data, third-party research and research from certain other broker-dealers with whom the Advisor either does not trade or does not trade at significant levels. Recent regulatory changes in Europe may impact a fund’s use of CSAs. For additional information on the impact of recent European regulatory changes please see the “Portfolio Transactions” section in Part II of this SAI.

Part I: Appendix I-H—Investments, Practices and Techniques, and Risks
Below is a list of headings related to investments, practices and techniques, and risks which are further described in Appendix II-G.
DWS Alternative Asset Allocation VIP (and the DWS funds in which the fund invests)
Adjustable Rate Securities
Advance Refunded Bonds
Asset-Backed Securities
Asset-Indexed Securities
Asset Segregation
Auction Rate Securities
Bank Loans
Borrowing
Brady Bonds
Cash Management Vehicles
Commercial Paper
Commodity Pool Operator Exclusion
Common Stock
Convertible Securities
Credit Enhancement
Currency Strategies
Custodial Receipts
Depositary Receipts
Derivatives
Direct Debt Instruments
Dollar Roll Transactions
Eurodollar Obligations
Exchange-Traded Notes (ETNs)
Fixed Income Securities
Foreign Currencies
Foreign Investment
Funding Agreements
Gold or Precious Metals
High Yield Fixed Income Securities – Junk Bonds
Illiquid Securities
Impact of Large Redemptions and Purchases of Fund Shares
Indexed Securities
Industrial Development and Pollution Control Bonds
Inflation-Indexed Bonds
Interest Rate Strategies
Interfund Borrowing and Lending Program
Inverse Floaters
Investment Companies and Other Pooled Investment Vehicles
Investment-Grade Bonds
IPO Risk
Lending of Portfolio Securities
Master Limited Partnerships (MLPs)
Micro-Cap Companies
Mining and Exploration Risks
Mortgage-Backed Securities
Municipal Leases, Certificates of Participation and Other Participation Interests
Municipal Securities
Obligations of Banks and Other Financial Institutions
Participation Interests
Preferred Stock
Private Activity Bonds
Privatized Enterprises
Put Bonds
Real Estate Investment Trusts (REITs)
Repurchase Agreements
Reverse Repurchase Agreements
Securities as a Result of Exchanges or Workouts
Securities with Put Rights
Short Sales
Short Sales Against the Box
Short-Term Securities
Small Companies
Sovereign Debt
Stand-by Commitments
Subsidiary Companies
Tax-Exempt Commercial Paper
Tax-Exempt Custodial Receipts
Tax-Exempt Pass-Through Securities
Trust Preferred Securities
US Government Securities
Variable and Floating Rate Instruments
Warrants
When-Issued and Delayed-Delivery Securities
Yields and Ratings
Zero Coupon Securities and Deferred Interest Bonds

DWS Global Equity VIP
Adjustable Rate Securities
Asset-Backed Securities
Asset Segregation
Brady Bonds
Cash Management Vehicles
Commercial Paper
Commodity Pool Operator Exclusion
Common Stock
Convertible Securities
Custodial Receipts
Depositary Receipts
Derivatives
Direct Debt Instruments
Dollar Roll Transactions
Fixed Income Securities
Foreign Investment
High Yield Fixed Income Securities – Junk Bonds
Illiquid Securities
Impact of Large Redemptions and Purchases of Fund Shares
Interfund Borrowing and Lending Program
Inverse Floaters
Investment Companies and Other Pooled Investment Vehicles
Investment-Grade Bonds
Lending of Portfolio Securities
Micro-Cap Companies
Mortgage-Backed Securities
Obligations of Banks and Other Financial Institutions
Preferred Stock
Privatized Enterprises
Real Estate Investment Trusts (REITs)
Repurchase Agreements
Reverse Repurchase Agreements
Short Sales
Short Sales Against the Box
Short-Term Securities
Small Companies
Sovereign Debt
To Be Announced (TBA) Purchase Commitments
US Government Securities
Variable and Floating Rate Instruments
Warrants
When-Issued and Delayed-Delivery Securities
Yields and Ratings
Zero Coupon Securities and Deferred Interest Bonds

DWS International Growth VIP
Asset-Backed Securities
Asset Segregation
Borrowing
Brady Bonds
Cash Management Vehicles
Commercial Paper
Commodity Pool Operator Exclusion
Common Stock
Convertible Securities
Depositary Receipts
Derivatives
Dollar Roll Transactions
Eurodollar Obligations
Fixed Income Securities
Foreign Currencies
Foreign Investment
High Yield Fixed Income Securities – Junk Bonds
Illiquid Securities
Impact of Large Redemptions and Purchases of Fund Shares
Interfund Borrowing and Lending Program
Investment Companies and Other Pooled Investment Vehicles
Investment-Grade Bonds
Lending of Portfolio Securities
Micro-Cap Companies
Mortgage-Backed Securities
Participation Interests
Privatized Enterprises
Real Estate Investment Trusts (REITs)
Repurchase Agreements
Reverse Repurchase Agreements
Short-Term Securities
Small Companies
Sovereign Debt
Trust Preferred Securities
US Government Securities
Warrants
When-Issued and Delayed-Delivery Securities
Yields and Ratings
Zero Coupon Securities and Deferred Interest Bonds

DWS Global Income Builder VIP
Asset-Backed Securities
Asset Segregation
Bank Loans
Borrowing
Brady Bonds
Cash Management Vehicles
Commercial Paper
Commodity Pool Operator Exclusion
Common Stock
Convertible Securities
Custodial Receipts
Depositary Receipts
Derivatives
Direct Debt Instruments
Dollar Roll Transactions
Eurodollar Obligations
Exchange-Traded Notes (ETNs)
Fixed Income Securities
Foreign Currencies
Foreign Investment
High Yield Fixed Income Securities – Junk Bonds
Illiquid Securities
Impact of Large Redemptions and Purchases of Fund Shares
Indexed Securities
Inflation-Indexed Bonds
Interfund Borrowing and Lending Program
Investment Companies and Other Pooled Investment Vehicles
Investment-Grade Bonds
IPO Risk
Lending of Portfolio Securities
Micro-Cap Companies
Mortgage-Backed Securities
Municipal Securities
Preferred Stock
Privatized Enterprises
Real Estate Investment Trusts (REITs)
Repurchase Agreements
Reverse Repurchase Agreements
Securities as a Result of Exchanges or Workouts
Short Sales
Short Sales Against the Box
Short-Term Securities
Small Companies
Sovereign Debt
US Government Securities
Variable and Floating Rate Instruments
Warrants
When-Issued and Delayed-Delivery Securities
Zero Coupon Securities and Deferred Interest Bonds

DWS Government & Agency Securities VIP
Adjustable Rate Securities
Advance Refunded Bonds
Asset-Backed Securities
Asset Segregation
Bank Loans
Borrowing
Brady Bonds
Cash Management Vehicles
Commercial Paper
Commodity Pool Operator Exclusion
Convertible Securities
Depositary Receipts
Derivatives
Dollar Roll Transactions
Foreign Investment
Illiquid Securities
Impact of Large Redemptions and Purchases of Fund Shares
Interfund Borrowing and Lending Program
Inverse Floaters
Investment Companies and Other Pooled Investment Vehicles
Investment-Grade Bonds
Lending of Portfolio Securities
Mortgage-Backed Securities
Obligations of Banks and Other Financial Institutions
Privatized Enterprises
Real Estate Investment Trusts (REITs)
Repurchase Agreements
Reverse Repurchase Agreements
Short Sales Against the Box
Short-Term Securities
Sovereign Debt
US Government Securities
Warrants
When-Issued and Delayed-Delivery Securities

Yields and Ratings
Zero Coupon Securities and Deferred Interest Bonds
DWS Government Money Market VIP
Asset Segregation
Borrowing
Commodity Pool Operator Exclusion
Credit Enhancement
Fixed Income Securities
Impact of Large Redemptions and Purchases of Fund Shares
Interfund Borrowing and Lending Program
Investment Companies and Other Pooled Investment Vehicles
Mortgage-Backed Securities
Obligations of Banks and Other Financial Institutions
Repurchase Agreements
Stable Net Asset Value
Stand-by Commitments
Third Party Puts
US Government Securities
Variable and Floating Rate Instruments
When-Issued and Delayed-Delivery Securities
Yields and Ratings

DWS High Income VIP
Adjustable Rate Securities
Advance Refunded Bonds
Asset-Backed Securities
Asset Segregation
Bank Loans
Borrowing
Brady Bonds
Cash Management Vehicles
Commercial Paper
Commodity Pool Operator Exclusion
Common Stock
Convertible Securities
Credit Enhancement
Depositary Receipts
Derivatives
Direct Debt Instruments
Dollar Roll Transactions
Eurodollar Obligations
Fixed Income Securities
Foreign Currencies
Foreign Investment
High Yield Fixed Income Securities – Junk Bonds
Illiquid Securities
Impact of Large Redemptions and Purchases of Fund Shares
Interfund Borrowing and Lending Program
Inverse Floaters
Investment Companies and Other Pooled Investment Vehicles
Investment-Grade Bonds
Lending of Portfolio Securities
Mortgage-Backed Securities
Obligations of Banks and Other Financial Institutions
Repurchase Agreements
Reverse Repurchase Agreements
Securities as a Result of Exchanges or Workouts
Short Sales Against the Box
Short-Term Securities
Sovereign Debt
US Government Securities
Variable and Floating Rate Instruments
Warrants
When-Issued and Delayed-Delivery Securities
Zero Coupon Securities and Deferred Interest Bonds

DWS CROCI® U.S. VIP
Asset Segregation
Borrowing
Cash Management Vehicles
Commodity Pool Operator Exclusion
Common Stock
Convertible Securities
Depositary Receipts
Derivatives
Foreign Investment
High Yield Fixed Income Securities – Junk Bonds
Illiquid Securities
Impact of Large Redemptions and Purchases of Fund Shares
Interfund Borrowing and Lending Program
Investment Companies and Other Pooled Investment Vehicles
Investment-Grade Bonds
IPO Risk

Lending of Portfolio Securities
Privatized Enterprises
Real Estate Investment Trusts (REITs)
Repurchase Agreements
Reverse Repurchase Agreements
Short-Term Securities
Small Companies
Warrants
When-Issued and Delayed-Delivery Securities
Zero Coupon Securities and Deferred Interest Bonds
DWS Small Mid Cap Growth VIP
Asset-Backed Securities
Asset Segregation
Borrowing
Brady Bonds
Cash Management Vehicles
Commercial Paper
Commodity Pool Operator Exclusion
Common Stock
Convertible Securities
Depositary Receipts
Derivatives
Foreign Investment
High Yield Fixed Income Securities – Junk Bonds
Illiquid Securities
Impact of Large Redemptions and Purchases of Fund Shares
Interfund Borrowing and Lending Program
Investment Companies and Other Pooled Investment Vehicles
Investment-Grade Bonds
IPO Risk
Lending of Portfolio Securities
Micro-Cap Companies
Mortgage-Backed Securities
Obligations of Banks and Other Financial Institutions
Preferred Stock
Privatized Enterprises
Real Estate Investment Trusts (REITs)
Repurchase Agreements
Reverse Repurchase Agreements
Short Sales Against the Box
Short-Term Securities
Small Companies
Sovereign Debt
Warrants
When-Issued and Delayed-Delivery Securities
Zero Coupon Securities and Deferred Interest Bonds

DWS Small Mid Cap Value VIP
Asset-Backed Securities
Asset Segregation
Borrowing
Brady Bonds
Cash Management Vehicles
Commercial Paper
Commodity Pool Operator Exclusion
Common Stock
Convertible Securities
Depositary Receipts
Derivatives
Foreign Investment
Illiquid Securities
Impact of Large Redemptions and Purchases of Fund Shares
Interfund Borrowing and Lending Program
Inverse Floaters
Investment Companies and Other Pooled Investment Vehicles
Investment-Grade Bonds
IPO Risk
Lending of Portfolio Securities
Mortgage-Backed Securities
Obligations of Banks and Other Financial Institutions
Preferred Stock
Privatized Enterprises
Real Estate Investment Trusts (REITs)
Repurchase Agreements
Reverse Repurchase Agreements
Short Sales Against the Box
Short-Term Securities
Small Companies
Sovereign Debt
Warrants
Zero Coupon Securities and Deferred Interest Bonds

DWS Multisector Income VIP
Adjustable Rate Securities
Advance Refunded Bonds
Asset-Backed Securities
Asset Segregation
Bank Loans
Borrowing
Brady Bonds
Cash Management Vehicles
Commercial Paper
Commodity Pool Operator Exclusion
Common Stock
Convertible Securities
Credit Enhancement
Depositary Receipts
Derivatives
Direct Debt Instruments
Dollar Roll Transactions
Eurodollar Obligations
Fixed Income Securities
Foreign Currencies
Foreign Investment
High Yield Fixed Income Securities – Junk Bonds
Illiquid Securities
Impact of Large Redemptions and Purchases of Fund Shares
Interfund Borrowing and Lending Program
Inverse Floaters
Investment Companies and Other Pooled Investment Vehicles
Investment-Grade Bonds
Lending of Portfolio Securities
Mortgage-Backed Securities
Obligations of Banks and Other Financial Institutions
Preferred Stock
Privatized Enterprises
Real Estate Investment Trusts (REITs)
Repurchase Agreements
Reverse Repurchase Agreements
Securities as a Result of Exchanges or Workouts
Short Sales Against the Box
Short-Term Securities
Sovereign Debt
Stand-by Commitments
US Government Securities
Variable and Floating Rate Instruments
Warrants
When-Issued and Delayed-Delivery Securities
Yields and Ratings
Zero Coupon Securities and Deferred Interest Bonds

Part I: Appendix I-I—Securities Lending Activities
During DWS Global Equity VIP’s most recent fiscal year ended December 31, 2018, Deutsche Bank AG (“DB”) served as the fund’s securities lending agent.
During DWS International Growth VIP’s most recent fiscal year ended December 31, 2018, Brown Brothers Harriman & Co. (“BBH”) served as the fund’s securities lending agent.
During DWS Global Income Builder VIP’s most recent fiscal year ended December 31, 2018, DB served as the fund’s securities lending agent.
During DWS Government & Agency Securities VIP’s most recent fiscal year ended December 31, 2018, DB served as the fund’s securities lending agent.
During DWS High Income VIP’s most recent fiscal year ended December 31, 2018, DB served as the fund’s securities lending agent.
During DWS CROCI® U.S. VIP’s most recent fiscal year ended December 31, 2018, DB served as the fund’s securities lending agent.
During DWS Small Mid Cap Growth VIP’s most recent fiscal year ended December 31, 2018, DB served as the fund’s securities lending agent.
During DWS Small Mid Cap Value VIP’s most recent fiscal year ended December 31, 2018, BBH served as the fund’s securities lending agent.
During DWS Multisector Income VIP’s most recent fiscal year ended December 31, 2018, DB served as the fund’s securities lending agent.
As a securities lending agent, each of DB and BBH is responsible, as the case may be, for the implementation and administration of a fund’s securities lending program. Pursuant to its respective Securities Lending Agency Agreement (“Securities Lending Agreement”) with a fund, each of DB and BBH, as a general matter, performs various services, including the following:
•	lend available securities to institutions that are approved borrowers
•	determine whether a loan shall be made and negotiate and establish the terms and conditions of the loan with the borrower
•	ensure that all dividends and other distributions paid with respect to loaned securities are credited to the fund’s relevant account
•	receive and hold, on the fund’s behalf, or transfer to a fund account, upon instruction by the fund, collateral from borrowers to secure obligations of borrowers with respect to any loan of available securities
•	mark-to-market the market value of loaned securities relative to the market value of the collateral each business day
•	obtain additional collateral, as needed, in order to maintain the value of the collateral relative to the market value of the loaned securities at the levels required by the Securities Lending Agreement
•	at the termination of a loan, return the collateral to the borrower upon the return of the loaned securities

•	in accordance with the terms of the Securities Lending Agreement, invest cash collateral in permitted investments, including investments managed by the fund’s investment adviser
•	maintain records relating to the fund’s securities lending activity and provide to the fund a monthly statement describing, among other things, the loans made during the period, the income derived from the loans (or losses incurred) and the amounts of any fees or payments paid with respect to each loan
BBH and DB are compensated for the above-described services from their respective securities lending revenue split. The table below shows the income each fund earned and the fees and compensation it paid to service providers in connection with its securities lending activities during its most recent fiscal year.
DWS Alternative Asset Allocation VIP
The fund had no securities lending activity during its most recent fiscal year.
DWS Government Money Market VIP
The fund had no securities lending activity during its most recent fiscal year.
Securities Lending Activities – Income and Fees for Fiscal Year 2018
	DWS Global Equity VIP	DWS International Growth VIP	DWS Global Income Builder VIP
Gross income from securities lending activities (including income from cash collateral reinvestment)	$6,323	$7,365	$88,666
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$275	$345	$4,165
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$338	$422	$5,593
Administrative fees not included in revenue split	$0	$0	$0
Indemnification fee not included in revenue split	$0	$0	$0
Rebate (paid to borrower)	$2,053	$3,490	$23,578
Other fees not included in revenue split	$0	$0	$0
Aggregate fees/compensation for securities lending activities and related services	$2,666	$4,257	$33,336
Net income from securities lending activities	$3,657	$3,108	$55,330

Securities Lending Activities – Income and Fees for Fiscal Year 2018
	DWS Government & Agency Securities VIP	DWS High Income VIP	DWS CROCI® U.S. VIP
Gross income from securities lending activities (including income from cash collateral reinvestment)	$434	$62,859	$11,467
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$29	$2,532	$149
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$22	$4,081	$1,122
Administrative fees not included in revenue split	$0	$0	$0
Indemnification fee not included in revenue split	$0	$0	$0

	DWS Government & Agency Securities VIP	DWS High Income VIP	DWS CROCI® U.S. VIP
Rebate (paid to borrower)	$0	$22,611	$8,216
Other fees not included in revenue split	$0	$0	$0
Aggregate fees/compensation for securities lending activities and related services	$51	$29,224	$9,487
Net income from securities lending activities	$383	$33,635	$1,980

Securities Lending Activities – Income and Fees for Fiscal Year 2018
	DWS Small Mid Cap Growth VIP	DWS Small Mid Cap Value VIP	DWS Multisector Income VIP
Gross income from securities lending activities (including income from cash collateral reinvestment)	$78,928	$27,282	$6,041
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$3,692	$331	$354
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$3,571	$1,955	$294
Administrative fees not included in revenue split	$0	$0	$0
Indemnification fee not included in revenue split	$0	$0	$0
Rebate (paid to borrower)	$22,612	$22,021	$691
Other fees not included in revenue split	$0	$0	$0
Aggregate fees/compensation for securities lending activities and related services	$29,875	$24,307	$1,339
Net income from securities lending activities	$49,053	$2,975	$4,702

Part I: Appendix I-J—Additional Information
Fund	Class	CUSIP Number
DWS Alternative Asset Allocation VIP	Class A	25159W402
Fiscal Year End: 12/31	Class B	25159W303
DWS Global Equity VIP	Class A	25159W824
Fiscal Year End: 12/31
DWS International Growth VIP	Class A	25159W808
Fiscal Year End: 12/31	Class B	25159W832
DWS Global Income Builder VIP	Class A	25159W709
Fiscal Year End: 12/31	Class B	25159W766
DWS Government & Agency Securities VIP	Class A	25159W774
Fiscal Year End: 12/31	Class B	25159W782
DWS Government Money Market VIP	Class A	25159W840
Fiscal Year End: 12/31
DWS High Income VIP	Class A	25159W790
Fiscal Year End: 12/31	Class B	25159W816
DWS CROCI® U.S. VIP	Class A	25159W501
Fiscal Year End: 12/31	Class B	25159W600
DWS Small Mid Cap Growth VIP	Class A	25159W857
Fiscal Year End: 12/31
DWS Small Mid Cap Value VIP	Class A	25159W865
Fiscal Year End: 12/31	Class B	25159W873
DWS Multisector Income VIP	Class A	25159W881
Fiscal Year End: 12/31

Statement of Additional Information (SAI)—Part II

Part II
Part II of this SAI includes policies, investment techniques and information that apply to the DWS funds. Unless otherwise noted, the use of the term “fund” applies to all DWS funds.
Management of the Funds
Investment Advisor. DIMA, with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for the fund. Under the oversight of the Board, the Advisor makes investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. Deutsche Bank AG reorganized its asset management division, Deutsche Asset Management, into a separate financial services firm, DWS Group GmbH & Co. KGaA (DWS Group). DWS Group is now a separate, publicly-listed financial services firm that is an indirect, majority-owned subsidiary of Deutsche Bank AG. The Advisor is an indirect, wholly-owned subsidiary of DWS Group. The Advisor and its predecessors have more than 90 years of experience managing mutual funds and provide a full range of global investment advisory services to institutional and retail clients.
DWS represents the asset management activities conducted by DWS Group or any of its subsidiaries, including DIMA, other affiliated investment advisors and the Distributor. DWS is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.
The Advisor and its affiliates may utilize the resources of DWS’s global investment platform to provide investment management services through branch offices or affiliates located outside the US. In some cases, the Advisor and its affiliates may also utilize DWS’s branch offices or affiliates located in the US or outside the US to perform certain services, such as trade execution, trade matching and settlement, or various administrative, back-office or other services. The delegation of trade execution, trade matching and settlement services to DWS’s branch offices or affiliates will not result in additional fees for a fund or a fund’s shareholders. The branch offices or affiliates receive a flat fee for their trade routing services, payable by the Advisor, and do not have authority to select portfolio investments or otherwise provide advice to a fund. DWS’s branch offices or affiliates may have discretion to select intermediaries to execute trades and to aggregate trade orders for a fund with those of other DWS funds as well as non-DWS funds clients. The delegation of trade execution, trade matching and settlement services to DWS’s branch offices or affiliates may result in certain savings for the Advisor and its affiliates through consolidation of functions and, as a result, may create a conflict of interest between the Advisor and its affiliates and a fund. To the extent services are performed outside the US, such activity may be subject to both US and foreign regulation. It is possible that the jurisdiction in which the Advisor or its affiliate performs such services may impose restrictions or limitations on portfolio transactions that are different from, and in addition to, those that apply in the US.
In some instances, the investments for a fund may be managed by the same individuals who manage one or more other mutual funds advised by DIMA that have similar names, objectives and investment styles. A fund may differ from these other mutual funds in size, cash flow patterns, distribution arrangements, expenses and tax matters. Accordingly, the holdings and performance of a fund may be expected to vary from those of other mutual funds.
Certain investments may be appropriate for a fund and also for other clients advised by DIMA. Investment decisions for a fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by DIMA to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a fund. Purchase and sale orders for a fund may be combined with those of other clients of DIMA in the interest of achieving the most favorable net results to a fund.

DIMA, its parent or its subsidiaries, or affiliates may have deposit, loan and other commercial banking relationships with the issuers of obligations which may be purchased on behalf of a fund, including outstanding loans to such issuers which could be repaid in whole or in part with the proceeds of securities so purchased. Such affiliates deal, trade and invest for their own accounts in such obligations and are among the leading dealers of various types of such obligations. DIMA has informed a fund that, in making its investment decisions, it does not obtain or use material inside information in its possession or in the possession of any of its affiliates. In making investment recommendations for a fund, DIMA will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by a fund is a customer of DIMA, its parent or its subsidiaries or affiliates. Also, in dealing with its customers, the Advisor, its parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by any fund managed by DIMA or any such affiliate.
Officers and employees of the Advisor from time to time may have transactions with various banks, including a fund’s custodian bank. It is the Advisor’s opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other fund relationships.
From time to time, DIMA, DWS Group, Deutsche Bank AG or their affiliates may at their sole discretion invest their own assets in shares of a fund for such purposes it deems appropriate, including investments designed to assist in the management of a fund. Any such investment may be hedged by DIMA, DWS Group, Deutsche Bank AG or their affiliates and, in that event, the return on such investment, net of the effect of the hedge, would be expected to differ from the return of a fund. DIMA, DWS Group, Deutsche Bank AG or their affiliates have no obligation to make any investment in a fund and the amount of any such investment may or may not be significant in comparison to the level of assets of a fund. In the event that such an investment is made, except as otherwise required under the 1940 Act, DIMA, DWS Group, Deutsche Bank AG or their affiliates would be permitted to redeem the investment at such time that they deem appropriate.
DWS Name. Under a separate agreement, DWS Investment GmbH has granted a license to DWS Group which permits the DWS funds to utilize the “DWS” trademark.
Terms of the Investment Management Agreements. Pursuant to the applicable Investment Management Agreement, DIMA provides continuing investment management of the assets of a fund. In addition to the investment management of the assets of a fund, the Advisor determines the investments to be made for each fund, including what portion of its assets remain uninvested in cash or cash equivalents, and with whom the orders for investments are placed, consistent with a fund’s policies as stated in its prospectus and SAI, or as adopted by a fund’s Board. DIMA will also monitor, to the extent not monitored by a fund’s administrator or other agent, a fund’s compliance with its investment and tax guidelines and other compliance policies.
DIMA provides assistance to a fund’s Board in valuing the securities and other instruments held by a fund, to the extent reasonably required by valuation policies and procedures that may be adopted by a fund.
Pursuant to the Investment Management Agreement, (unless otherwise provided in the agreement or as determined by a fund’s Board and to the extent permitted by applicable law), DIMA pays the compensation and expenses of all the Board members, officers, and executive employees of a fund, including a fund’s share of payroll taxes, who are affiliated persons of DIMA.
The Investment Management Agreement provides that a fund, except as noted below, is generally responsible for expenses that include, but are not limited to: fees payable to the Advisor; outside legal, accounting or auditing expenses, including with respect to expenses related to negotiation, acquisition or distribution of portfolio investments; maintenance of books and records that are maintained by a fund, a fund’s custodian, or other agents of a fund; taxes and governmental fees; fees and expenses of a fund’s accounting agent, custodian, sub-custodians, depositories, transfer agents, dividend reimbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other instruments of a fund; and litigation expenses and other extraordinary expenses not incurred in the ordinary course of a fund’s business.
DIMA may enter into arrangements with affiliates and third party service providers to perform various administrative, back-office and other services. Such service providers may be located in the US or in non-US jurisdictions. The costs and expenses of such arrangements are generally borne by DIMA, not by a fund.

Shareholders are not parties to, or intended (or “third party”) beneficiaries of the Investment Management Agreement, and the Investment Management Agreement is not intended to create in any shareholder any right to enforce it or to seek any remedy under it, either directly or on behalf of a fund.
For DWS Emerging Markets Equity Fund and DWS Latin America Equity Fund, in rendering investment advisory services, DIMA may use the resources of one or more foreign (non-US) affiliates (the DIMA Overseas Affiliates) that are not registered under the Investment Advisers Act of 1940, as amended (the Advisers Act), to provide portfolio management and research services to the fund. Under a Participating Affiliates Agreement, a DIMA Overseas Affiliate may be considered a Participating Affiliate of DIMA as that term is used in relief granted by the staff of the SEC allowing US-registered advisers to use investment advisory and trading resources of unregistered advisory affiliates subject to the regulatory supervision of the registered adviser. Each Participating Affiliate and any of their respective employees who provide services to the fund are considered under a Participating Affiliate Agreement to be an “associated person” of DIMA as that term is defined in the Advisers Act for purposes of DIMA’s required supervision. Deutsche Bank S.A. - Banco Alemao (DB Brazil) is a Participating Affiliate of DIMA. DB Brazil has appointed DIMA to act as its resident agent for service of process in the US.
For DWS Mid Cap Value Fund and DWS CROCI® Equity Dividend Fund, the Investment Management Agreement also provides that DIMA shall render administrative services (not otherwise provided by third parties) necessary for a fund’s operation as an open-end investment company including, but not limited to, preparing reports and notices to the Board and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to the Registrant (such as the Registrant’s transfer agent, pricing agents, custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of the Registrant’s federal, state and local tax returns; preparing and filing the Registrant’s federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of the Registrant under applicable federal and state securities laws; maintaining the Registrant’s books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of the Registrant; assisting in the resolution of accounting and legal issues; establishing and monitoring the Registrant’s operating budget; processing the payment of the Registrant’s bills; assisting the Registrant in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting the Registrant in the conduct of its business, subject to the direction and control of the Board.
On behalf of DWS Mid Cap Value Fund and DWS CROCI® Equity Dividend Fund, pursuant to a sub-administration agreement between DIMA and State Street Bank & Trust Company (SSB), DIMA has delegated certain administrative functions for each of these funds to SSB under the Investment Management Agreement. The costs and expenses of such delegation are borne by DIMA, not by a fund.
The Investment Management Agreement allows DIMA to delegate any of its duties under the Investment Management Agreement to a subadvisor, subject to a majority vote of the Board, including a majority of the Board who are not interested persons of a fund, and, if required by applicable law, subject to a majority vote of a fund’s shareholders.
The Investment Management Agreement provides that DIMA shall not be liable for any error of judgment or mistake of law or for any loss suffered by a fund in connection with matters to which the agreement relates, except a loss resulting from willful malfeasance, bad faith or gross negligence on the part of DIMA in the performance of its duties or from reckless disregard by DIMA of its obligations and duties under the agreement. The Investment Management Agreement may be terminated at any time, without payment of penalty, by either party or by vote of a majority of the outstanding voting securities of a fund on 60 days’ written notice.
The Investment Management Agreement continues in effect from year to year only if its continuance is approved annually by the vote of a majority of the Board Members who are not parties to such agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Board or of a majority of the outstanding voting securities of a fund.
Under the Investment Management Agreement, a fund, except as otherwise noted, pays DIMA a management fee calculated daily based on the prior day’s net assets and then aggregated for a particular month. For DWS Mid Cap Value Fund and DWS CROCI® Equity Dividend Fund, the management fee paid to DIMA is calculated and payable monthly based on the average daily net assets for the particular month. The annual management fee rate for each fund is set forth in Part II – Appendix II-C.
CROCI® Investment Strategy and Valuation Group (applicable only to those funds that employ a CROCI® strategy). The CROCI® Investment Strategy and Valuation Group is a unit within the DWS Group, through a licensing arrangement with the funds’ Advisor. The CROCI® Investment Strategy and Valuation Group is responsible for devising the CROCI® strategy and calculating the CROCI® Economic P/E Ratios. The CROCI® Investment Strategy and Valuation Group is not responsible for the management of the funds and does not act in a fiduciary capacity in relation to the funds or the investors in the funds. The CROCI® strategy is provided without any representations or warranties of any kind and the CROCI® Investment Strategy and Valuation Group shall not be responsible for any error or omissions in any CROCI® strategy.
The calculation of the CROCI® Economic P/E Ratios is determined by the CROCI® Investment Strategy and Valuation Group using publicly available information. This publicly available information is adjusted on rules-based assumptions made by the CROCI® Investment and Valuation Group that, subsequently, may prove not to have been correct. As CROCI® Economic P/Es Ratios are calculated using historical information, there can be no guarantee of the future performance of the CROCI® strategy.
Subadvisors (applicable only to those funds that have subadvisory arrangements as described in Part I). Each Subadvisor serves as subadvisor to a fund pursuant to the terms of a subadvisory agreement between it and DIMA (Subadvisory Agreement).
DWS Alternatives Global Limited, formerly known as Deutsche Alternative Asset Management (Global) Limited and RREEF Global Advisors Limited, respectively, 70 Victoria Street, The Zig Zag Building - London, United Kingdom, SW1E6SQ, serves as Subadvisor to all or a portion of the assets of one or more funds. DWS Alternatives Global Limited is an investment advisor registered with the SEC. In addition, DWS Alternatives Global Limited is an affiliate of DIMA and a direct, wholly-owned subsidiary of DWS Group.
DWS Investments Hong Kong Limited, Level 52, International Commerce Centre, 1 Austin Road West, Kowloon, Hong Kong, serves as Subadvisor to all or a portion of the assets of one or more funds. DWS Investments Hong Kong Limited is an investment advisor registered with the SEC. DWS Investments Hong Kong Limited is an affiliate of DIMA and a direct, wholly-owned subsidiary of DWS Group.
DWS International GmbH, Mainzer Landstrasse 11-17, Frankfurt am Main, Germany, serves as Subadvisor to all or a portion of the assets of one or more funds. DWS International GmbH is an investment advisor registered with the SEC and with the Federal Financial Supervisory Authority in Germany and a direct, wholly-owned subsidiary of DWS Group.
Northern Trust Investments, Inc. (NTI) 50 South LaSalle Street, Chicago, IL 60603, a subsidiary of Northern Trust Corporation, serves as Subadvisor to all or a portion of the assets of one or more funds. NTI is an Illinois State Banking Corporation and an investment adviser registered under the Investment Advisers Act of 1940, as amended. It primarily manages assets for institutional and individual separately managed accounts, investment companies and bank common and collective funds. Northern Trust Corporation is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended.
RREEF America L.L.C. (RREEF), 222 South Riverside, Chicago, Illinois 60606, serves as Subadvisor to all or a portion of the assets of one or more funds. RREEF is an investment advisor registered with the SEC. RREEF is an affiliate of DIMA and an indirect, wholly-owned subsidiary of DWS Group. RREEF has provided real estate investment management services to institutional investors since 1975 and has been an investment advisor of real estate securities since 1993.
Terms of the Subadvisory Agreements. Pursuant to the terms of the applicable Subadvisory Agreement, a Subadvisor makes the investment decisions, buys and sells securities, and conducts the research that leads to these purchase and sale decisions for a fund. A Subadvisor is also responsible for selecting brokers and dealers to execute portfolio transactions and for negotiating brokerage commissions and dealer charges on behalf of a fund. Under the terms of the Subadvisory Agreement, a Subadvisor manages the investment and reinvestment of a fund's assets and provides such investment advice, research and assistance as DIMA may, from time to time, reasonably request.
Each Subadvisory Agreement provides that the Subadvisor will not be liable for any error of judgment or mistake of law or for any loss suffered by a fund in connection with matters to which the Subadvisory Agreement relates, except a loss resulting from (a) the subadvisor causing a fund to be in violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in a fund's prospectus or as may be provided in writing by the Board or DIMA, or (b) willful misconduct, bad faith or gross negligence on the part of the Subadvisor in the performance of its duties or from reckless disregard by the Subadvisor of its obligations and duties under the Subadvisory Agreement.
A Subadvisory Agreement continues from year to year only as long as such continuance is specifically approved at least annually (a) by a majority of the Board Members who are not parties to such agreement or interested persons of any such party, and (b) by the shareholders or the Board of the Registrant. A Subadvisory Agreement may be terminated at any time upon 60 days’ written notice by DIMA or by the Board of the Registrant or by majority vote of the outstanding shares of a fund, and will terminate automatically upon assignment or upon termination of a fund’s Investment Management Agreement.
Under each Subadvisory Agreement between DIMA and a Subadvisor, DIMA, not a fund, pays the Subadvisor a subadvisory fee based on the percentage of the assets overseen by the Subadvisor or based on a percentage of the fee received by DIMA from a fund. The Subadvisor fee is paid directly by DIMA at specific rates negotiated between DIMA and the Subadvisor. No fund is responsible for paying the Subadvisor.
Sub-Subadvisors (applicable only to those funds that have sub-subadvisory arrangements as described in Part I). Each Sub-Subadvisor serves as a sub-subadvisor with respect to a fund pursuant to the terms of the applicable sub-subadvisory agreement between it and the Subadvisor (Sub-Subadvisory Agreement).
DWS Alternatives Global Limited, formerly known as Deutsche Alternative Asset Management (Global) Limited and RREEF Global Advisors Limited, respectively, 70 Victoria Street, The Zig Zag Building - London, United Kingdom, SW1E6SQ, serves as Sub-Subadvisor to a fund. DWS Alternatives Global Limited is an investment advisor registered with the SEC. In addition, DWS Alternatives Global Limited is an affiliate of DIMA and a direct, wholly-owned subsidiary of DWS Group.
DWS Investments Australia Limited, Level 16, Deutsche Bank Place, Corner of Hunter & Phillip Streets, Sydney, NSW 2000, Australia, serves as Sub-Subadvisor to a fund. DWS Investments Australia Limited is an investment advisor registered with the SEC. In addition, DWS Investments Australia Limited is an affiliate of DIMA and a direct, wholly-owned subsidiary of DWS Group.
Terms of the Sub-Subadvisory Agreements. Pursuant to the terms of the applicable Sub-Subadvisory Agreement and under the oversight of the Board, DIMA and the Subadvisor, the Sub-Subadvisors provide investment management services with respect to a fund’s assets related to specific foreign markets and provides such investment advice, research and assistance as the Subadvisor may, from time to time, reasonably request. The Subadvisor allocates, and reallocates as it deems appropriate, each of a fund’s assets among the Sub-Subadvisors. A Sub-Subadvisor is also responsible for selecting brokers and dealers to execute portfolio transactions and for negotiating brokerage commissions and dealer charges on behalf of a fund. Under the terms of the Sub-Subadvisory Agreement, a Sub-Subadvisor manages the investment and reinvestment of a portion of a fund’s assets.
Each Sub-Subadvisory Agreement provides that the Sub-Subadvisor shall not be subject to any liability for any act or omission in the course of providing investment management services to a fund, except a loss resulting from willful misconduct, bad faith or gross negligence on the part of the Sub-Subadvisor in the performance of its duties or from reckless disregard by the Sub-Subadvisor of its obligations and duties under the Sub-Subadvisory Agreement.
A Sub-Subadvisory Agreement continues from year to year only as long as such continuance is specifically approved at least annually (a) by a majority of the Board Members who are not parties to such agreement or interested persons of any such party, and (b) by the shareholders or the Board of the Trust/Corporation. A Sub-Subadvisory Agreement may be terminated at any time upon 60 days’ written notice by the Board of the Trust/Corporation or by majority vote of the outstanding shares of a fund, and will terminate automatically upon assignment or upon termination of a fund’s Subadvisory Agreement.
Under the Sub-Subadvisory Agreements, the Subadvisor, not the fund, pays each Sub-Subadvisor a sub-subadvisory fee based on the percentage of the assets overseen by the Sub-Subadvisor from the fee received by the Subadvisor from DIMA. The sub-subadvisory fee is paid directly by a Subadvisor at specific rates negotiated between a Subadvisor and a Sub-Subadvisor. No fund is responsible for paying a Sub-Subadvisor.

Board Members
Board Members and Officers’ Identification and Background. The identification and background of the Board Members and Officers of the Registrant are set forth in Part II—Appendix II-A.
Board Committees and Compensation. Information regarding the Committees of the Board, as well as compensation paid to the Independent Board Members and to Board Members who are not officers of the Registrant, for certain specified periods, is set forth in Part I—Appendix I-B and Part I—Appendix I-C.
Administrator, Fund Accounting Agent, Transfer Agent and Shareholder Service Agent, and Custodian
Administrator. DIMA serves as a fund’s administrator pursuant to an Administrative Services Agreement (except for DWS CROCI® Equity Dividend Fund and DWS Mid Cap Value Fund).
For its services under the Administrative Services Agreement, the Administrator receives a fee at the rate set forth in Part II—Appendix II-C. The Administrator will pay Accounting Agency fees out of the Administrative Services fee.
Under the Administrative Services Agreement, the Administrator is obligated on a continuous basis to provide such administrative services as the Board of a fund reasonably deems necessary for the proper administration of a fund. The Administrator provides a fund with personnel; arranges for the preparation and filing of a fund’s tax returns; prepares and submits reports and meeting materials to the Board and the shareholders; prepares and files updates to a fund’s prospectus and statement of additional information as well as other reports required to be filed by the SEC; maintains a fund’s records; provides a fund with office space, equipment and services; supervises, negotiates the contracts of and monitors the performance of third parties contractors; oversees the tabulation of proxies; monitors the valuation of portfolio securities and monitors compliance with Board-approved valuation procedures; assists in establishing the accounting and tax policies of a fund; assists in the resolution of accounting issues that may arise with respect to a fund; establishes and monitors a fund’s operating expense budgets; reviews and processes a fund’s bills; assists in determining the amount of dividends and distributions available to be paid by a fund, prepares and arranges dividend notifications and provides information to agents to effect payments thereof; provides to the Board periodic and special reports; provides assistance with investor and public relations matters; and monitors the registration of shares under applicable federal and state law. The Administrator also performs certain fund accounting services under the Administrative Services Agreement.
The Administrative Services Agreement provides that the Administrator will not be liable under the Administrative Services Agreement except for willful misfeasance, bad faith or negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder. Pursuant to an agreement between the Administrator and SSB, the Administrator has delegated certain administrative functions to SSB. The costs and expenses of such delegation are borne by the Administrator, not by a fund.
Pursuant to the Advisor’s procedures, approved by the Board, proof of claim forms are routinely filed on behalf of a fund by a third party service provider, with certain limited exceptions. The Board receives periodic reports regarding the implementation of these procedures. Under some circumstances, the Advisor may decide that a fund should not participate in a class action, and instead cause the fund to pursue alternative legal remedies. Where the rights and interests of funds differ, the Advisor might take different approaches to the same class action claim.
Fund Accounting Agent. For DWS CROCI® Equity Dividend Fund and DWS Mid Cap Value Fund, DIMA, One International Place, Boston, Massachusetts 02110, is responsible for determining net asset value per share and maintaining the portfolio and general accounting records for a fund pursuant to a Fund Accounting Agreement. For its services under a Fund Accounting Agreement, DIMA receives a fee at the rate set forth in Part II — Appendix II-C.
Pursuant to an agreement between DIMA and SSB, DIMA has delegated certain fund accounting functions to SSB under the Fund Accounting Agreement.
Transfer Agent and Shareholder Service Agent. DSC, 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, is each fund’s transfer agent, dividend-paying agent and shareholder service agent pursuant to a transfer agency and service agreement (Transfer Agency and Services Agreement). Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (DST), DSC has delegated certain transfer agent, dividend paying agent and shareholder servicing agent functions to DST. The costs and expenses of such delegation are borne by DSC, not by a fund. For its services under the Transfer Agency and Services Agreement, DSC receives a fee at the rate set forth in Part II—Appendix II-C. Each fund, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of shares whose interests are generally held in an omnibus account.
Custodian. Under its custody agreement with a fund, the Custodian (i) maintains separate accounts in the name of a fund, (ii) holds and transfers portfolio securities on account of a fund, (iii) accepts receipts and makes disbursements of money on behalf of a fund, and (iv) collects and receives all income and other payments and distributions on account of a fund’s portfolio securities. The Custodian has entered into agreements with foreign subcustodians approved by the Board pursuant to Rule 17f-5 under the 1940 Act.
In some instances, the Custodian may use Deutsche Bank AG or its affiliates, as subcustodian (DB Subcustodian) in certain countries. To the extent a fund holds any securities in the countries in which the Custodian uses a DB Subcustodian as a subcustodian, those securities will be held by DB Subcustodian as part of a larger omnibus account in the name of the Custodian (Omnibus Account). For its services, DB Subcustodian receives (1) an annual fee based on a percentage of the average daily net assets of the Omnibus Account and (2) transaction charges with respect to transactions that occur within the Omnibus Account (e.g., foreign exchange transactions or corporate transactions). To the extent that a DB Subcustodian receives any brokerage commissions for any transactions, such transactions and amount of brokerage commissions paid by the fund are set forth in Part I – Appendix I-H.
The Custodian’s fee may be reduced by certain earnings credits in favor of a fund.
Fund Legal Counsel. Provides legal services to the funds.
Trustee/Director Legal Counsel. Serves as legal counsel to the Independent Board Members.
Principal Underwriter and Distribution Agreement. Pursuant to a distribution agreement (Distribution Agreement) with a fund, DDI, 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, is the principal underwriter and distributor for each class of shares of a fund and acts as agent of a fund in the continuous offering of its shares. The Distribution Agreement remains in effect for a class from year-to-year only if its continuance is approved for the class at least annually by a vote of the Board, including the Board Members who are not parties to the Distribution Agreement or interested persons of any such party.
The Distribution Agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by a fund or by DDI upon 60 days’ notice. Termination by a fund with respect to a class may be by vote of (i) a majority of the Board Members who are not interested persons of a fund and who have no direct or indirect financial interest in the Distribution Agreement or any related agreement, or (ii) a “majority of the outstanding voting securities” of the class of a fund, as defined under the 1940 Act. All material amendments must be approved by the Board in the manner described above with respect to the continuation of the Distribution Agreement. The provisions concerning continuation, amendment and termination of a Distribution Agreement are on a fund-by-fund and class-by-class basis.
Under the Distribution Agreement, DDI uses reasonable efforts to sell shares of a fund and may appoint various financial services firms to sell shares of a fund and to provide ongoing shareholder services. DDI bears all of its expenses of providing services pursuant to the Distribution Agreement, including the payment of any commissions, concessions, and distribution and/or shareholder service fees to financial services firms. A fund pays the cost of the registration of its shares for sale under the federal securities laws and the registration or qualification of its shares for sale under the securities laws of the various states. A fund also pays the cost for the prospectus and shareholder reports to be typeset and printed for existing shareholders, and DDI, as principal underwriter, pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. DDI also pays for supplementary sales literature and advertising costs. DDI receives any sales charge upon the purchase of shares of a class with an initial sales charge and pays commissions, concessions and distribution fees to firms for the sale of a fund’s shares. DDI also receives any contingent deferred sales charges paid with respect to the redemption of any shares having such a charge. DDI receives no compensation from a fund as principal underwriter and distributor except with respect to certain fund classes in amounts authorized by a Rule 12b-1 Plan adopted for a class by a fund (see Distribution and Service Agreements and Plans).
Shareholder and Administrative Services. Shareholder and administrative services are provided to certain fund classes under a shareholder services agreement

(Services Agreement) with DDI. The Services Agreement continues in effect for each class from year to year so long as such continuance is approved for the class at least annually by a vote of the Board, including the Board Members who are not interested persons of a fund and who have no direct or indirect financial interest in the Services Agreement or in any related agreement. The Services Agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by a fund or by DDI upon 60 days’ notice. Termination by a fund with respect to a class may be by a vote of (i) the majority of the Board Members who are not interested persons of a fund and who have no direct or indirect financial interest in the Services Agreement or in any related agreement, or (ii) a “majority of the outstanding voting securities” of the class of such fund, as defined under the 1940 Act. The Services Agreement may not be amended for a class to increase materially the fee to be paid by a fund without approval of a majority of the outstanding voting securities of such class of a fund, and all material amendments must in any event be approved by the Board in the manner described above with respect to the continuation of the Services Agreement.
Under the Services Agreement, DDI provides, and may appoint various financial services firms to provide, information and services to investors in certain classes of a fund. Firms appointed by DDI provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to shareholders in the applicable classes of a fund. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding a fund, providing assistance to clients in changing dividend and investment options, account designations and addresses and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation.
DDI bears all of its expenses of providing those services pursuant to the Services Agreement, including the payment of any service fees to financial services firms appointed by DDI to provide such services and DDI receives compensation from a fund for its services under the Services Agreement in amounts authorized by a Rule 12b-1 Plan adopted for a class by a fund (see Distribution and Service Agreements and Plans).
DDI may itself provide some of the above distribution and shareholder and administrative services and may retain any portion of the fees received under the Distri-
bution Agreement and/or the Services Agreement not paid to financial services firms to compensate itself for such distribution and shareholder and administrative functions performed for a fund. Firms to which DDI may pay commissions, concessions, and distribution fees or service fees or other compensation may include affiliates of DDI.
Codes of Ethics. Each fund, the Advisor, each fund’s principal underwriter and distributor, and, if applicable, each fund’s subadvisor(s) (and, if applicable, sub-subadvisor(s)) have adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board Members, officers of a Registrant and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by a fund, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor’s Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of a fund. Among other things, the Advisor’s Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor’s or subadvisors Codes of Ethics may be granted in particular circumstances after review by appropriate personnel.
Fund Organization
For each Trust (except Deutsche DWS Asset Allocation Trust, Deutsche DWS Portfolio Trust, Deutsche DWS Tax Free Trust and Cash Account Trust)
The Board has the authority to divide the shares of the Trust into multiple funds by establishing and designating two or more series of the Trust. The Board also has the authority to establish and designate two or more classes of shares of the Trust, or of any series thereof, with variations in the relative rights and preferences between the classes as determined by the Board; provided that all shares of a class shall be identical with each other and with the shares of each other class of the same series except for such variations between the classes, including bearing different expenses, as may be authorized by the Board and not prohibited by the 1940 Act and the rules and regulations thereunder. All shares issued and outstanding are transferable, have no pre-emptive or conversion rights (except as may be determined by the Board) and are redeemable as described in the SAI and in the prospectus. Each share has equal rights with each other share of the same class of the fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.
A fund generally is not required to hold meetings of its shareholders. Under the Declaration of Trust, shareholders only have the power to vote in connection with the following matters and only to the extent and as provided in the Declaration of Trust and as required by applicable law: (a) the election, re-election or removal of one or more Trustees if a meeting of shareholders is called by or at the direction of the Board for such purpose(s), provided that the Board shall promptly call a meeting of shareholders for the purpose of voting upon the question of removal of one or more Trustees as a result of a request in writing by the holders of not less than 10% of the outstanding shares of the Trust; (b) the termination of the Trust or a fund if, in either case, the Board submits the matter to a vote of shareholders; (c) any amendment of the Declaration of Trust that (i) would affect the rights of shareholders to vote under the Declaration of Trust, (ii) requires shareholder approval under applicable law or (iii) the Board submits to a vote of shareholders; and (d) such additional matters as may be required by law or as the Board may determine to be necessary or desirable. Shareholders also vote upon changes in fundamental policies or restrictions.
The Declaration of Trust provides that shareholder meeting quorum requirements shall be established in the By-laws. The By-laws of the Trust currently provide that the presence in person or by proxy of the holders of 30% of the shares entitled to vote at a meeting shall constitute a quorum for the transaction of business at meetings of shareholders of the Trust (or of an individual series or class if required to vote separately).
On any matter submitted to a vote of shareholders, all shares of the Trust entitled to vote shall, except as otherwise provided in the By-laws, be voted in the aggregate as a single class without regard to series or classes of shares, except (a) when required by applicable law or when the Board has determined that the matter affects one or more series or classes of shares materially differently, shares shall be voted by individual series or class; and (b) when the Board has determined that the matter affects only the interests of one or more series or classes, only shareholders of such series or classes shall be entitled to vote thereon.
The Declaration of Trust provides that the Board may, in its discretion, establish minimum investment amounts for shareholder accounts, impose fees on accounts that do not exceed a minimum investment amount and involuntarily redeem shares in any such account in payment of such fees. The Board, in its sole discretion, also may cause the Trust to redeem all of the shares of the Trust or one or more series or classes held by any shareholder for any reason, to the extent permissible by the 1940 Act, including: (a) if the shareholder owns shares having an aggregate net asset value of less than a specified minimum amount; (b) if a particular shareholder’s ownership of shares would disqualify a series from being a regulated investment company; (c) upon a shareholder’s failure to provide sufficient identification to permit the Trust to verify the shareholder’s identity; (d) upon a shareholder’s failure to pay for shares or meet or maintain the qualifications for ownership of a particular class or series of shares; (e) if the Board determines (or pursuant to policies established by the Board it is determined) that share ownership by a particular shareholder is not in the best interests of remaining shareholders; (f) when a fund is requested or compelled to do so by governmental authority or applicable law; and (g) upon a shareholder’s failure to comply with a request for information with respect to the direct or indirect ownership of shares or other securities of the Trust. The Declaration of Trust also authorizes the Board to terminate a fund or any class without shareholder approval, and the Trust may suspend the right of shareholders to require the Trust to redeem shares to the extent permissible under the 1940 Act.
The Declaration of Trust provides that, except as otherwise required by applicable law, the Board may authorize the Trust or any series or class thereof to merge, reorganize or consolidate with any corporation, association, trust or series thereof (including another series or class of the Trust) or other entity (in each case, the “Surviving Entity”) or the Board may sell, lease or exchange all or substantially all of the Trust property (or all or substantially all of the Trust property allocated or belonging to a particular series or class), including its good will, to any Surviving Entity, upon such terms and conditions and for such consideration as authorized by the Board. Such transactions may be effected through share-for-share exchanges, transfers or sales of assets, in-kind redemptions and purchases, exchange offers or any other method approved by the Board. The Board shall provide notice to affected shareholders of each such transaction. The authority of the Board with respect to the merger, reorganization or consolidation of any class of the Trust is in addition to the authority of the Board to combine two or more classes of a series into a single class. (For DWS RREEF Global Real Estate Securities Fund, the fund's by-laws contain special provisions related to a reorganization of the fund.)
Upon the termination of the Trust or any series, after paying or adequately providing for the payment of all liabilities, which may include the establishment of a liquidating trust or similar vehicle, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Board may distribute the remaining Trust property or property of the series to the shareholders of the Trust or the series involved, ratably according to the number of shares of the Trust or such series held by the several shareholders of the Trust or such series on the date of termination, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any classes of shares of a series involved, provided that any distribution to the shareholders of a particular class of shares shall be made to such shareholders pro rata in proportion to the number of shares of such class held by each of them. The composition of any such distribution (e.g., cash, securities or other assets) shall be determined by the Trust in its sole discretion and may be different among shareholders (including differences among shareholders in the same series or class).
Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a fund. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a fund or a fund's trustees. Moreover, the Declaration of Trust provides for indemnification out of fund property for all losses and expenses of any shareholder held personally liable for the obligations of the fund, and the fund may be covered by insurance which the Board considers adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a disclaimer is inoperative and a fund itself is unable to meet its obligations.
For Deutsche DWS Asset Allocation Trust, Deutsche DWS Portfolio Trust and Deutsche DWS Tax Free Trust
The Board has the authority to divide the shares of the Trust into multiple funds by establishing and designating two or more series of the Trust. The Board also has the authority to establish and designate two or more classes of shares of the Trust, or of any series thereof, with variations in the relative rights and preferences between the classes as determined by the Board; provided that all shares of a class shall be identical with each other and with the shares of each other class of the same series except for such variations between the classes, including bearing different expenses, as may be authorized by the Board and not prohibited by the 1940 Act and the rules and regulations thereunder. All shares issued and outstanding are transferable, have no pre-emptive or conversion rights (except as may be determined by the Board) and are redeemable as described in the SAI and in the prospectus. Each share has equal rights with each other share of the same class of the fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.
A fund generally is not required to hold meetings of its shareholders. Under the Declaration of Trust, shareholders only have the power to vote in connection with the following matters and only to the extent and as provided in the Declaration of Trust and as required by applicable law: (a) the election, re-election or removal of one or more Trustees if a meeting of shareholders is called by or at the direction of the Board for such purpose(s), provided that the Board shall promptly call a meeting of shareholders for the purpose of voting upon the question of removal of one or more Trustees as a result of a request in writing by the holders of not less than 10% of the outstanding shares of the Trust; (b) the termination of the Trust or a fund if, in either case, the Board submits the matter to a vote of shareholders; (c) any amendment of the Declaration of Trust that (i) would change any right with respect to any shares of the Trust or fund by reducing the amount payable thereon upon liquidation of the Trust or fund or by diminishing or eliminating any voting rights pertaining thereto, in which case the vote or consent of the holders of two-thirds of the shares of the Trust or fund outstanding and entitled to vote would be required (ii) requires shareholder approval under applicable law or (iii) the Board submits to a vote of shareholders; and (d) such additional matters as may be required by law or as the Board may determine to be necessary or desirable. Shareholders also vote upon changes in fundamental policies or restrictions.

In addition, under the Declaration of Trust, shareholders of the Trust also have the power to vote in connection with the following matters to the extent and as provided in the Declaration of Trust and as required by applicable law: (a) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claims should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the shareholders; (b) with respect to any merger, consolidation or sale of assets; (c) with respect to any investment advisory or management contract entered into with respect to one or more funds; (d) with respect to the incorporation of the Trust or a fund; (e) with respect to any plan adopted pursuant to Rule 12b-1 (or any successor rule) under the 1940 Act; and (f) with respect to such additional matters relating to the Trust as may be required by the Declaration of Trust, the By-laws or any registration of the Trust with the SEC as an investment company under the 1940 Act.
The Declaration of Trust provides that shareholder meeting quorum requirements shall be established in the By-laws. The By-laws of the Trust currently provide that the presence in person or by proxy of the holders of 30% of the shares entitled to vote at a meeting shall constitute a quorum for the transaction of business at meetings of shareholders of the Trust (or of an individual series or class if required to vote separately).
On any matter submitted to a vote of shareholders, all shares of the Trust entitled to vote shall, except as otherwise provided in the By-laws, be voted in the aggregate as a single class without regard to series or classes of shares, except (a) when required by applicable law or when the Board has determined that the matter affects one or more series or classes of shares materially differently, shares shall be voted by individual series or class; and (b) when the Board has determined that the matter affects only the interests of one or more series or classes, only shareholders of such series or classes shall be entitled to vote thereon.
The Declaration of Trust provides that the Board may, in its discretion, establish minimum investment amounts for shareholder accounts, impose fees on accounts that do not exceed a minimum investment amount and involuntarily redeem shares in any such account in payment of such fees. The Board, in its sole discretion, also may cause the Trust to redeem all of the shares of the Trust or one or more series or classes held by any shareholder for any reason, to the extent permissible by the 1940 Act, including: (a) if the shareholder owns shares having an aggregate net asset value of less than a specified minimum amount; (b) if a particular share-
holder’s ownership of shares would disqualify a series from being a regulated investment company; (c) upon a shareholder’s failure to provide sufficient identification to permit the Trust to verify the shareholder’s identity; (d) upon a shareholder’s failure to pay for shares or meet or maintain the qualifications for ownership of a particular class or series of shares; (e) if the Board determines (or pursuant to policies established by the Board it is determined) that share ownership by a particular shareholder is not in the best interests of remaining shareholders; (f) when a fund is requested or compelled to do so by governmental authority or applicable law; and (g) upon a shareholder’s failure to comply with a request for information with respect to the direct or indirect ownership of shares or other securities of the Trust. The Declaration of Trust also authorizes the Board to terminate a fund or any class without shareholder approval, and the Trust may suspend the right of shareholders to require the Trust to redeem shares to the extent permissible under the 1940 Act.
Upon the termination of the Trust or any series, after paying or adequately providing for the payment of all liabilities, which may include the establishment of a liquidating trust or similar vehicle, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Board may distribute the remaining Trust property or property of the series to the shareholders of the Trust or the series involved, ratably according to the number of shares of the Trust or such series held by the several shareholders of the Trust or such series on the date of termination, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any classes of shares of a series involved, provided that any distribution to the shareholders of a particular class of shares shall be made to such shareholders pro rata in proportion to the number of shares of such class held by each of them. The composition of any such distribution (e.g., cash, securities or other assets) shall be determined by the Trust in its sole discretion and may be different among shareholders (including differences among shareholders in the same series or class).
Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a fund. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a fund or a fund's trustees. Moreover, the Declaration of Trust provides for indemnification out of fund property for all losses and expenses of any shareholder held personally liable for the obligations of the fund and the fund may be covered by insurance which the Board considers adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a disclaimer is inoperative and a fund itself is unable to meet its obligations.
For Cash Account Trust
The Board Members have the authority to create additional funds and to designate the relative rights and preferences as between the different funds. The Board Members also may authorize the division of shares of a fund into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in the funds’ prospectuses and SAIs. Each share has equal rights with each other share of the same class of the fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Board Members may also terminate any fund or class by notice to the shareholders without shareholder approval.
The Trust generally is not required to hold meetings of its shareholders. Under the Declaration of Trust, however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of Board Members if a meeting is called for such purpose; (b) the adoption of any contract for which shareholder approval is required by the 1940 Act; (c) any termination or reorganization of the Trust to the extent and as provided in the Declaration of Trust; (d) any amendment of the Declaration of Trust (other than amendments changing the name of the Trust or any fund, establishing a fund, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (e) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Trust, or any registration of the Trust with the SEC or any state, or as the Board Members may consider necessary or desirable. The shareholders also would vote upon changes in fundamental investment objectives, policies or restrictions.
Subject to the Declaration of Trust, shareholders may remove Board Members. Each Board Member serves until the next meeting of shareholders, if any, called for the purpose of electing Board Members and until the election and qualification of a successor or until such
Board Member sooner dies, resigns, retires or is removed by a majority vote of the shares entitled to vote (as described below) or a majority of the Board Members. In accordance with the 1940 Act (a) the Trust will hold a shareholder meeting for the election of Board Members at such time as less than a majority of the Board Members have been elected by shareholders, and (b) if, as a result of a vacancy in the Board, less than two-thirds of the Board Members have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.
The Declaration of Trust provides that obligations of the Trust are not binding upon the Board Members individually but only upon the property of the Trust, that the Board Members and officers will not be liable for errors of judgment or mistakes of fact or law, and that a Trust will indemnify its Board Members and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with a Trust except if it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust protects or indemnifies a Board Member or officer against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.
Board Members may be removed from office by a vote of the holders of a majority of the outstanding shares at a meeting called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon the written request of ten or more shareholders who have been such for at least six months and who hold shares constituting at least 1% of the outstanding shares of the Trust stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trust has undertaken to disseminate appropriate materials at the expense of the requesting shareholders.
The Declaration of Trust provides that the presence at a shareholder meeting in person or by proxy of at least 30% of the shares entitled to vote on a matter shall constitute a quorum. Thus, a meeting of shareholders of a fund could take place even if less than a majority of the shareholders were represented on its scheduled date. Shareholders would in such a case be permitted to take action which does not require a larger vote than a majority of a quorum, such as the election of Board Members and ratification of the selection of auditors. Some matters requiring a larger vote under the Declaration of Trust, such as termination or reorganization of a fund and certain amendments of the Declaration of Trust, would not be affected by this provision; nor would matters which under the 1940 Act require the vote of a “majority of the outstanding voting securities” as defined in the 1940 Act.
The Declaration of Trust specifically authorizes the Board to terminate the Trust (or any fund or class) by notice to the shareholders without shareholder approval.
Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of the Trust. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Board Members. Moreover, the Declaration of Trust provides for indemnification out of Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust and the Trust may be covered by insurance. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and the Trust itself is unable to meet its obligations.
For each Corporation
All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive rights (except as may be determined by the Board of Directors) or conversion rights (except as described below) and are redeemable as described in the SAI and in each fund’s prospectus. Each share has equal rights with each other share of the same class of a fund as to voting, dividends, exchanges and liquidation. Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held.
The Board of Directors may determine that shares of a fund or a class of a fund shall be automatically converted into shares of another fund of the Corporation or of another class of the same or another fund based on the relative net assets of such fund or class at the time of conversion. The Board of Directors may also provide that the holders of shares of a fund or a class of a fund shall have the right to convert or exchange their shares into shares of one or more other funds or classes on terms established by the Board of Directors.
Each share of the Corporation may be subject to such sales loads or charges, expenses and fees, account size requirements, and other rights and provisions, which may be the same or different from any other share of the Corporation or any other share of any fund or class of a fund (including shares of the same fund or class as the share), as the Board of Directors may establish or change from time to time and to the extent permitted under the 1940 Act.
The Corporation is not required to hold an annual meeting of shareholders in any year in which the election of Directors is not required by the 1940 Act. If a meeting of shareholders of the Corporation is required by the 1940 Act to take action on the election of Directors, then an annual meeting shall be held to elect Directors and take such other action as may come before the meeting. Special meetings of the shareholders of the Corporation, or of the shareholders of one or more funds or classes thereof, for any purpose or purposes, may be called at any time by the Board of Directors or by the President, and shall be called by the President or Secretary at the request in writing of shareholders entitled to cast a majority of the votes entitled to be cast at the meeting.
Except as provided in the 1940 Act, the presence in person or by proxy of the holders of one-third of the shares entitled to vote at a meeting shall constitute a quorum for the transaction of business at meetings of shareholders of the Corporation or of a fund or class.
On any matter submitted to a vote of shareholders, all shares of the Corporation entitled to vote shall be voted in the aggregate as a single class without regard to series or classes of shares, provided, however, that (a) when applicable law requires that one or more series or classes vote separately, such series or classes shall vote separately and, subject to (b) below, all other series or classes shall vote in the aggregate; and (b) when the Board of Directors determines that a matter does not affect the interests of a particular series or class, such series or class shall not be entitled to any vote and only the shares of the affected series or classes shall be entitled to vote.
Notwithstanding any provision of Maryland corporate law requiring authorization of any action by a greater proportion than a majority of the total number of shares entitled to vote on a matter, such action shall be effective if authorized by the majority vote of the outstanding shares entitled to vote.
Subject to the requirements of applicable law and any procedures adopted by the Board of Directors from time to time, the holders of shares of the Corporation or any one or more series or classes thereof may take action or consent to any action by delivering a consent, in writing or by electronic transmission, of the holders entitled to cast not less than the minimum number of votes that would be necessary to authorize or take the action at a formal meeting.
The Articles of Incorporation provide that the Board of Directors may, in its discretion, establish minimum investment amounts for shareholder accounts, impose fees on accounts that do not exceed a minimum investment amount and involuntarily redeem shares in any such account in payment of such fees. The Board of Directors, in its sole discretion, also may cause the Corporation to redeem all of the shares of the Corporation or one or more series or classes held by any shareholder for any reason, to the extent permissible by the 1940 Act, including: (a) if the shareholder owns shares having an aggregate net asset value of less than a specified minimum amount; (b) if the shareholder’s ownership of shares would disqualify a series from being a regulated investment company; (c) upon a shareholder’s failure to provide sufficient identification to permit the Corporation to verify the shareholder’s identity; (d) upon a shareholder’s failure to pay for shares or meet or maintain the qualifications for ownership of a particular series or class; (e) if the Board of Directors determines (or pursuant to policies established by the Board of Directors it is determined) that share ownership by a shareholder is not in the best interests of the remaining shareholders; (f) when the Corporation is requested or compelled to do so by governmental authority or applicable law; or (g) upon a shareholder’s failure to comply with a request for information with respect to the direct or indirect ownership of shares of the Corporation. By redeeming shares the Corporation may terminate a fund or any class without shareholder approval, and the Corporation may suspend the right of shareholders to require the Corporation to redeem shares to the extent permissible under the 1940 Act.
Except as otherwise permitted by the Articles of Incorporation, upon liquidation or termination of a fund or class, shareholders of such fund or class of such fund shall be entitled to receive, pro rata in proportion to the number of shares of such fund or class held by each of them, a share of the net assets of such fund or class, and the holders of shares of any other particular fund or class shall not be entitled to any such distribution, provided, however, that the composition of any such payment (e.g., cash, securities and/or other assets) to any shareholder shall be determined by the Corporation in its sole discretion, and may be different among shareholders (including differences among shareholders in the same fund or class).
For Master/Feeder Arrangements
Deutsche DWS Equity 500 Index Portfolio and Government Cash Management Portfolio (the “Portfolios” and each a “Portfolio”) are organized as master trust funds under the laws of the State of New York. Each Portfolio serves as a master fund in a master/feeder arrangement. References to a fund in this section refer only to a fund that is a feeder fund in a master/feeder arrangement. Each Portfolio's Declaration of Trust provides that a fund and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of a Portfolio. However, the risk of a fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and a Portfolio itself was unable to meet its obligations. Accordingly, the Board believes that neither a fund nor its shareholders will be adversely affected by reason of a fund's investing in a Portfolio. Whenever a fund is requested to vote on a matter pertaining to a Portfolio, a fund will vote its shares without a meeting of shareholders of a fund if the proposal is one, in which made with respect to a fund, would not require the vote of shareholders of a fund as long as such action is permissible under applicable statutory and regulatory requirements. In addition, whenever a fund is requested to vote on matters pertaining to the fundamental policies of a Portfolio, a fund will hold a meeting of the fund's shareholders and will cast its vote as instructed by the fund's shareholders. The percentage of a fund's votes representing fund shareholders not voting will be voted by a fund in the same proportion as fund shareholders who do, in fact, vote. For all other matters requiring a vote, a fund will hold a meeting of shareholders of a fund and, at the meeting of investors in a Portfolio, a fund will cast all of its votes in the same proportion as the votes of a fund's shareholders even if all fund shareholders did not vote. Even if a fund votes all its shares at the Portfolio meeting, other investors with a greater pro rata ownership of a Portfolio could have effective voting control of the operations of a Portfolio.

Purchase and Redemption of Shares
General Information. Policies and procedures affecting transactions in a fund’s shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by a fund’s agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of a fund and its agents may occur. Shareholders (or their financial services firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.
A fund may suspend (in whole or in part) or terminate the offering of its shares at any time for any reason and may limit the amount of purchases by, and refuse to sell to, any person. During the period of such suspension, a fund may permit certain persons (for example, persons who are already shareholders of the fund) to continue to purchase additional shares of a fund and to have dividends reinvested.
Orders will be confirmed at a share price next calculated after receipt in good order by DDI. Except as described below, orders received by certain dealers or other financial services firms prior to the close of a fund's business day will be confirmed at a price based on the net asset value determined on that day (trade date).
Use of Financial Services Firms. Dealers and other financial services firms provide varying arrangements for their clients to purchase and redeem a fund’s shares, including different minimum investments, and may assess transaction or other fees. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold a fund’s shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Shareholder Service Agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from a fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. Some firms may participate in a program allowing them access to their clients’ accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of DDI, may receive compensation from a fund through the Shareholder Service Agent for these services.
A fund has authorized one or more financial service institutions, including certain members of the Financial Industry Regulatory Authority (FINRA) other than DDI (i.e., financial institutions), to accept purchase and redemption orders for a fund’s shares. Such financial institutions may also designate other parties, including plan administrator intermediaries, to accept purchase and redemption orders on a fund’s behalf. Orders for purchases or redemptions will be deemed to have been received by a fund when such financial institutions or, if applicable, their authorized designees accept the orders. Subject to the terms of the contract between a fund and the financial institution, ordinarily orders will be priced at a fund’s net asset value next computed after acceptance by such financial institution or its authorized designees. Further, if purchases or redemptions of a fund’s shares are arranged and settlement is made at an investor’s election through any other authorized financial institution, that financial institution may, at its discretion, charge a fee for that service.
Tax-Sheltered Retirement Plans. The Shareholder Service Agent and DDI provide retirement plan services and documents and can establish investor accounts in any of the following types of retirement plans:
•	Traditional, Roth and Education IRAs. This includes Simplified Employee Pension Plan (SEP) IRA accounts and prototype documents.
•	403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.
•	Prototype money purchase pension and profit-sharing plans may be adopted by employers.
Materials describing these plans and materials for establishing them are available from the Shareholder Service Agent upon request. DDI may pay commissions to dealers and other financial services firms in connection with shares sold to retirement plans. For further information about such compensation, see Compensation Schedule as set forth in Part II—Appendix II-D. Additional fees and transaction policies and procedures may apply to such plans. Certain funds investing in municipal securities may not be appropriate for such Tax-Sheltered Retirement Plans. Investors should consult their own tax advisors before establishing a retirement plan.
Purchases
A fund may offer only certain of the classes of shares referred to in the subsections below. Thus, the information provided below in regard to the purchase of certain classes of shares is only applicable to funds offering such classes of shares. For information regarding purchases of shares of Deutsche DWS Variable Series I, Deutsche DWS Variable Series II and Deutsche DWS Investments VIT Funds, please see Variable Insurance Funds below. For information regarding purchases of money market funds, please see Money Market Funds below.
Purchase of Class A Shares. The public offering price of Class A shares is the net asset value plus a sales charge based on investment amount, if applicable, as set forth in the relevant prospectus and the “Class A and Class T Sales Charge Schedule” set forth in Part II – Appendix II-F. Class A shares are subject to a Rule 12b-1 fee, as described in the relevant prospectus (see also the discussion of Rule 12b-1 Plans under Distribution and Service Agreements and Plans below).
Class A Shares Reduced Sales Charges
Quantity Discounts. An investor or the investor’s dealer or other financial services firm must notify the Shareholder Service Agent or DDI whenever a quantity discount or reduced sales charge is applicable to a purchase. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single dealer or other firm and identified as originating from a qualifying purchaser.
Combined Purchases. A fund’s Class A shares may be purchased at the rate applicable to the sales charge discount bracket attained by combining same day investments in all share classes of two or more retail DWS funds (excluding direct purchases of DWS money market funds).
Cumulative Discount. Class A shares of a fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares being purchased, the value of all share classes of retail DWS funds (excluding shares in DWS money market funds for which a sales charge has not previously been paid and computed at the maximum offering price at the time of the purchase for which the discount is applicable for Class A shares) already owned by the investor or his or her immediate family member (including the investor’s spouse or life partner and children or stepchildren age 21 or younger).
Letter of Intent. The reduced sales charges for Class A shares, as shown in the relevant prospectus and the “Class A Sales and Class T Charge Schedule” set forth in Part II – Appendix II-F, also apply to the aggregate amount of purchases of all shares of retail DWS funds (excluding direct purchases of DWS money market funds) made by any purchaser within a 24-month period under a written Letter of Intent (Letter) provided to DDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. A shareholder may include the value (at the maximum offering price, which is determined by adding the maximum applicable sales load charged to the net asset value) of all shares of such DWS funds held of record as of the initial purchase date under the Letter as an “accumulation credit” toward the completion of the Letter, but no price adjustment will be made on such shares.
A description of other waivers are included in the relevant prospectus.
Purchase of Class T Shares. Class T shares of DWS Core Equity Fund, DWS CROCI® Equity Dividend Fund, DWS CROCI® International Fund, DWS CROCI® U.S. Fund, DWS Emerging Markets Equity Fund, DWS Enhanced Commodity Strategy Fund, DWS Global High Income Fund, DWS Global Small Cap Fund, DWS GNMA Fund, DWS High Income Fund, DWS RREEF Global Infrastructure Fund, DWS RREEF Global Real Estate Securities Fund, DWS RREEF Real Assets Fund, DWS RREEF Real Estate Securities Fund, DWS Short Duration Fund, DWS Small Cap Core Fund and DWS World Dividend Fund are closed to new purchases, except for in connection with the reinvestment of dividends or other distributions. The public offering price of Class T shares is the net asset value plus a sales charge based on investment amount, as set forth in the relevant prospectus and the “Class A and Class T Sales Charge Schedule” set forth in Part II – Appendix II-F. Class T shares are subject to a Rule 12b-1 fee, as described in the relevant prospectus (see also the discussion of Rule 12b-1 Plans under Distribution and Service Agreements and Plans below).
Class T NAV Sales. There are generally no sales charge waivers for Class T purchases. However, the sales charge will be waived if you are reinvesting dividends and distributions. In addition, certain intermediaries may provide sales charge waivers. If provided, such waivers and the applicable intermediaries would be described under “Sales Charge Waivers and Discounts Available Through Intermediaries” in Appendix B to a fund’s prospectus.
Purchase of Class C Shares. Class C shares of a fund are offered at net asset value. No initial sales charge is imposed, which allows the full amount of the investor’s purchase payment to be invested in Class C shares for his or her account. Class C shares are subject to a contingent deferred sales charge of 1.00% (for shares sold within one year of purchase) and Rule 12b-1 fees, as described in the relevant prospectus (see also the discussion of Rule 12b-1 Plans under Distribution and Service Agreements and Plans below).
Class C shares automatically convert to Class A shares of the same fund at the relative net asset values of the two classes no later than the end of the month in which the tenth anniversary of the date of purchase occurs (or such earlier date as the Trustees or Directors of a fund may authorize), provided that the relevant fund or the financial intermediary through which the shareholder purchased such Class C shares has records verifying the completion of the ten-year aging period. Class C shares issued upon reinvestment of income and capital gain dividends and other distributions will be converted to Class A shares on a pro rata basis with the Class C shares. For purposes of calculating the time period remaining on the conversion of Class C shares to Class A shares, Class C shares received on exchange retain their original purchase date. No sales charges or other charges will apply to any such conversion.
Purchase of Class R Shares. Class R shares of a fund are offered at net asset value. No initial sales charge is imposed, which allows the full amount of the investor’s purchase payment to be invested in Class R shares for his or her account. Class R shares are subject to a Rule 12b-1 fee, as described in the relevant prospectus (see also the discussion of Rule 12b-1 Plans under Distribution and Service Agreements and Plans below).
The Shareholder Service Agent monitors transactions in Class R shares to help to ensure that investors purchasing Class R shares meet the eligibility requirements described in the prospectus. If the Shareholder Service Agent is unable to verify that an investor meets the eligibility requirements for Class R, either following receipt of a completed application form within time frames established by a fund or as part of its ongoing monitoring, the Shareholder Service Agent may take corrective action up to and including canceling the purchase order or redeeming the account.
Purchase of Class R6 Shares. Class R6 shares of a fund are offered at net asset value. Class R6 shares are generally available only to certain retirement plans. If your plan sponsor has selected Class R6 shares as an investment option, you may purchase Class R6 shares through your securities dealer or any financial institution authorized to act as a shareholder servicing agent for your plan. There is no minimum investment for Class R6 shares. Contact your securities dealer or shareholder servicing agent for details on how to buy and sell Class R6 shares.
Purchase of Institutional Class Shares. Institutional Class shares of a fund are offered at net asset value without a sales charge to certain eligible investors as described in the section entitled “Buying, Exchanging and Selling Class A, Class C, Institutional Class and Class S Shares” in a fund’s prospectus.
Investors may invest in Institutional Class shares by setting up an account directly with the Shareholder Service Agent or through an authorized service agent. Investors who establish shareholder accounts directly with the Shareholder Service Agent should submit purchase and redemption orders as described in the relevant prospectus.
Purchase of Class S. Class S shares of a fund are offered at net asset value. Class S shares are available to new investors through fee-based programs of investment dealers that have special agreements with a fund's distributor, through certain group retirement plans and through certain registered investment advisors. These dealers and advisors typically charge ongoing fees for services they provide. Class S shares may also be available on brokerage platforms of firms that have agreements with DDI to offer such shares when acting solely on an agency basis for its customers for the purchase or sale of such shares. If you transact in Class S shares through one of these programs, you may be required to pay a commission and/or other forms of compensation to your broker. Shares of a fund are available in other share classes that have different fees and expenses.
Multi-Class Suitability for Classes A and C. DDI has established the following procedures regarding the purchase of Class A and Class C shares, as applicable. Orders to purchase Class C shares of $500,000 or more (certain funds have a $250,000 maximum for Class C purchases, see the applicable fund's prospectus) will be declined with the exception of orders received from (i) financial representatives acting for clients whose shares are held in an omnibus account; and (ii) DWS/Ascensus 403(b) Plans.
The following provisions apply to DWS/ Ascensus 403(b) Plans.
(1)	Class C Share DWS/ Ascensus 403(b) Plans. Orders to purchase Class C shares for a DWS/ Ascensus 403(b) Plan, regardless of when such plan was established on the system, will be invested instead in Class A shares at net asset value when the combined subaccount value in DWS funds or other eligible assets held by the plan is $1,000,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $1,000,000 threshold. A later decline in assets below the $1,000,000 threshold will not affect the plan’s ability to continue to purchase Class A shares at net asset value.
The procedures described above do not reflect in any way the suitability of a particular class of shares for a particular investor and should not be relied upon as such. A suitability determination must be made by investors with the assistance of their financial representative.
Purchase Privileges for DWS Affiliated Individuals. Current or former Board members of the DWS funds, employees, their spouses or life partners and children or step-children age 21 or younger, of Deutsche Bank AG or its affiliates or a subadvisor to any DWS fund or a broker-dealer authorized to sell shares of a fund are generally eligible to purchase shares in the class of a fund with the lowest expense ratio, usually the Institutional Class shares. If a fund does not offer Institutional Class shares, these individuals are eligible to buy Class A shares at NAV. Each fund also reserves the right to waive the minimum account balance requirement for employee and director accounts. Fees generally charged to IRA accounts will be charged to accounts of employees and directors.
Money Market Funds. Shares of a fund are sold at net asset value directly from a fund or through selected financial services firms, such as broker-dealers and banks. Each fund seeks to have its investment portfolio as fully invested as possible at all times in order to achieve maximum income. Since each fund will be investing in instruments that normally require immediate payment in Federal Funds (monies credited to a bank’s account with its regional Federal Reserve Bank), as described in the applicable prospectus, each fund has adopted procedures for the convenience of its shareholders and to ensure that each fund receives investable funds.
Variable Insurance Funds. Shares of Deutsche DWS Variable Series I, Deutsche DWS Variable Series II and Deutsche DWS Investments VIT Funds are continuously offered to separate accounts of participating insurance companies at the net asset value per share next determined after a proper purchase request has been received by the insurance company. The insurance companies offer to variable annuity and variable life insurance contract owners units in its separate accounts which directly correspond to shares in a fund. Each insurance company submits purchase and redemption orders to a fund based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests which are furnished to the insurance company by such contract owners. Contract owners can send such instructions and requests to the insurance companies in accordance with procedures set forth in the prospectus for the applicable variable insurance product offered by the insurance company.
Purchases In-Kind. A fund may, at its own option, accept securities in payment for shares. The securities delivered in payment for shares are valued by the method described under “Net Asset Value” as of the day a fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of the Advisor, appropriate investments for a fund. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the acquiring fund; (ii) be acquired by the applicable fund for investment and not for resale; (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, over-the-counter market or by readily available market quotations from a dealer in such securities. The shareholder will be charged the costs associated with receiving or delivering the securities. These costs include security movement costs and taxes and registration costs. A fund reserves the right to accept or reject at its own option any and all securities offered in payment for its shares.
Redemptions
A fund may offer only certain of the classes of shares referred to in the subsections below. Thus, the information provided below in regard to the redemption of certain classes of shares is only applicable to funds offering such classes of shares. Please consult the prospectus for the availability of these redemption features for a specific fund. In addition, the information provided below does not apply to contract holders in variable insurance products. Contract owners should consult their contract prospectuses for applicable redemption procedures.
A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to DDI, which firms must promptly submit orders to be effective.
Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the relevant prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. DWS accepts Medallion Signature Guarantees. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.
Wires. The ability to send wires is limited by the business hours and holidays of the firms involved. A fund is not responsible for the efficiency of the federal wire system or the account holder’s financial services firm or bank. The account holder is responsible for any charges imposed by the account holder’s firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which fund shares were purchased.
Systematic Withdrawal Plan. An owner of $5,000 or more of a class of a fund’s shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge, as applicable) may provide for the payment from the owner’s account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually pursuant to a Systematic Withdrawal Plan (the “Plan”). The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. The maximum annual rate at which shares subject to CDSC may be redeemed without the imposition of the CDSC is 12% of the net asset value of the account.
Non-retirement plan shareholders may establish a Plan to receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $50 or more. Shareholders may designate which day they want the systematic withdrawal to be processed. If a day is not designated, the withdrawal will be processed on the 25th day of the month to that the payee should receive payment approximately on the first of the month. The check amounts may be based on the redemption of a fixed dollar amount, fixed share amount, percent of account value or declining balance. The Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment and any reinvested dividends and capital gains distributions. Any such requests must be received by the Shareholder Service Agent ten days prior to the date of the first systematic withdrawal. A Plan may be terminated at any time by the shareholder, the Trust or its agent on written notice, and will be terminated when all fund shares under the Plan have been liquidated or upon receipt by the Trust of notice of death of the shareholder.
The purchase of Class A shares while participating in a Plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge, if applicable, on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, an investor should consider carefully whether to make additional investments in Class A shares if the investor is at the same time making systematic withdrawals.
Contingent Deferred Sales Charge (CDSC). The following example will illustrate the operation of the CDSC for Class A (when applicable) and Class C shares, to the extent applicable. Assume that an investor makes a single purchase of $10,000 of a fund’s Class C shares and then 11 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the CDSC would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 1.00% ($100).
The rate of the CDSC is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. In the event no specific order is requested when redeeming shares subject to a CDSC, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. DDI receives any CDSC directly. The CDSC will not be imposed upon redemption of reinvested dividends or share appreciation.
Redemptions In-Kind. A fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in securities, which are subject to market risk until sold, may incur taxes and may incur brokerage costs, rather than cash. These securities will be chosen pursuant to procedures adopted by the fund’s Board and valued as they are for purposes of computing a fund’s net asset value. A shareholder may incur transaction expenses in converting these securities to cash. Please see the prospectus for any requirements that may be applicable to certain funds to provide cash up to certain amounts. For the following funds, this right may only be exercised upon the consent of the shareholder: DWS Government & Agency Securities Portfolio, a series of Cash Account Trust; DWS Government Cash Reserves Fund Institutional and DWS Government Money Market Series, each a series of Deutsche DWS Money Market Trust; and DWS Treasury Portfolio and DWS ESG Liquidity Fund, each a series of Investors Cash Trust.
Checkwriting (applicable to DWS Short Duration Fund, DWS Intermediate Tax-Free Fund and DWS Massachusetts Tax-Free Fund only). The Checkwriting Privilege is not offered to new investors. The Checkwriting Privilege is available for shareholders of DWS Intermediate Tax-Free Fund and DWS Short Term Bond Fund (which was acquired by DWS Short Duration Fund) who previously elected this privilege prior to August 19, 2002, and to shareholders of DWS Massachusetts Tax-Free Fund who were shareholders of the Scudder Massachusetts Limited Term Tax Free Fund prior to July 31, 2000. Checks may be used to pay any person, provided that each check is for at least $100 and not more than $5 million. By using the checks, the shareholder will receive daily dividend credit on his or her shares until the check has cleared the banking system. Investors who purchased shares by check may write checks against those shares only after they have been on a fund’s book for 10 calendar days. Shareholders who use this service may also use other redemption procedures. No shareholder may write checks against certificated shares. A fund pays the bank charges for this service. However, each fund will review the cost of operation periodically and reserve the right to determine if direct charges to the persons who avail themselves of this service would be appropriate. Each fund, State Street Bank and Trust Company and the Transfer Agent reserve the right at any time to suspend or terminate the Checkwriting procedure.
Money Market Funds Only
The following sections relate to certain Money Market Funds. Please consult the prospectus for the availability of these redemption features for a specific fund.
Redemption by Check/ACH Debit Disclosure. A fund will accept Automated Clearing House (ACH) debit entries for accounts that have elected the checkwriting redemption privilege (see Redemptions by Draft below). Please consult the prospectus for the availability of the checkwriting privilege for a specific fund. An example of an ACH debit is a transaction in which you have given your insurance company, mortgage company, credit card company, utility company, health club, etc., the right to withdraw your monthly payment from your fund account or the right to convert your mailed check into an ACH debit. Sometimes, you may give a merchant from whom you wish to purchase goods the right to convert your check to an ACH debit. You may also authorize a third party to initiate an individual payment in a specific amount from your account by providing your account information and authorization to such third party via the Internet or telephone. You authorize a fund upon receipt of an ACH debit entry referencing your account number, to redeem fund shares in your account to pay the entry to the third party originating the debit. A fund will make the payment on the basis of the account number that you provide to your merchant and will not compare this account number with the name on the account. A fund, the Shareholder Service Agent or any other person or system handling the transaction are not required to determine if there is a discrepancy between the name and the account number shown on the transfer instructions.
The payment of any ACH debit entry will be subject to sufficient funds being available in the designated account; a fund will not be able to honor an ACH debit entry if sufficient funds are not available. ACH debit entry transactions to your fund account should not be initiated or authorized by you in amounts exceeding the amount of Shares of a fund then in the account and available for redemption. A fund may refuse to honor ACH debit entry transactions whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired. Your fund account statement will show any ACH debit entries in your account; you will not receive any other separate notice. (Merchants are permitted to convert your checks into ACH debits only with your prior consent.)
You may authorize payment of a specific amount to be made from your account directly by a fund to third parties on a continuing periodic basis. To arrange for this service, you should contact the person or company you will be paying. Any preauthorized transfers will be subject to sufficient funds being available in the designated account. A preauthorized transfer will continue to be made from the account in the same amount and frequency as initially established until you terminate the preauthorized transfer instructions with the person or company whom you have been paying. If regular preauthorized payments may vary in amount, the person or company you are going to pay should tell you ten (10) days before each payment will be made and how much the payment will be. If you have told a fund in advance to make regular payments out of your account, you may stop any of these payments by writing or calling the Shareholder Service Agent at the address and telephone number listed in the next paragraph in time for the Shareholder Service Agent to receive your request three (3) business days or more before the payment is scheduled to be made. If you call, a fund may also require that you put your request in writing so that a fund will receive it within fourteen (14) days after you call. If you order a fund to stop one of these payments three (3) business days or more before the transfer is scheduled and a fund does not do so, a fund will be liable for your loss or damages but not in an amount exceeding the amount of the payment. A stop payment order will stop only the designated periodic payment. If you wish to terminate the periodic preauthorized transfers, you should do so with the person or company to whom you have been making payments.
In case of errors or questions about your ACH debit entry transactions please telephone (see telephone number on front cover) or write (DWS Service Company, P.O. Box 219151, Kansas City, MO 64121-9151) the Shareholder Service Agent as soon as possible if you think your statement is wrong or shows an improper transfer or if you need more information about a transfer listed on the statement. Our business days are Monday through Friday except holidays. The Shareholder Service Agent must hear from you no later than sixty (60) days after a fund sent you the first fund account statement on which the problem or error appeared. If you do not notify the Shareholder Service Agent within sixty (60) days after a fund sends you the account statement, you may not get back any money you have lost, and you may not get back any additional money you lose after the sixty (60) days if a fund or the Shareholder Service Agent could have stopped someone from taking that money if you had notified the Shareholder Service Agent in time.
Tell us your name and account number, describe the error or the transfer you are unsure about, and explain why you believe it is an error or why you need more information. Tell us the dollar amount of the suspected error. If you tell the Shareholder Service Agent orally, the Shareholder Service Agent may require that you send your complaint or questions in writing within ten (10) business days. The Shareholder Service Agent will determine whether an error occurred within ten (10) business days after it hears from you and will correct any error promptly. If the Shareholder Service Agent needs more time, however, it may take up to forty-five (45) days (or up to ninety (90) days for certain types of transactions) to investigate your complaint or question. If the Shareholder Service Agent decides to do this, your account will be credited with escrowed fund shares within ten (10) business days for the amount you think is in error so that you will have the use of the money during the time it takes the Shareholder Service Agent to complete its investigation. If the Shareholder Service Agent asks you to put your complaint or questions in writing and the Shareholder Service Agent does not receive it within ten (10) business days, your account may not be credited. The Shareholder Service Agent will tell you the results within three (3) business days after completing its investigation. If the Shareholder Service Agent determines that there was no error, the Shareholder Service Agent will send you a written explanation. You may ask for copies of documents that were used by the Shareholder Service Agent in the investigation.
In the event a fund or the Shareholder Service Agent does not complete a transfer from your account on time or in the correct amount according to a fund’s agreement with you, a fund may be liable for your losses or damages. A fund will not be liable to you if: (i) there are not sufficient funds available in your account; (ii) circumstances beyond our control (such as fire or flood or malfunction of equipment) prevent the transfer; (iii) you or another shareholder have supplied a merchant with incorrect account information; or (iv) a merchant has incorrectly formulated an ACH debit entry. In any case, a fund’s liability shall not exceed the amount of the transfer in question.

A fund or the Shareholder Service Agent will disclose information to third parties about your account or the transfers you make: (1) where it is necessary for completing the transfers; (2) in order to verify the existence or condition of your account for a third party such as a credit bureau or a merchant; (3) in order to comply with government agencies or court orders; or (4) if you have given a fund written permission.
The acceptance and processing of ACH debit entry transactions is established solely for your convenience and a fund reserves the right to suspend, terminate or modify your ability to redeem fund shares by ACH debit entry transactions at any time. ACH debit entry transactions are governed by the rules of the National Automated Clearing House Association (NACHA) Operating Rules and any local ACH operating rules then in effect, as well as Regulation E of the Federal Reserve Board.
Redemptions by Draft. Upon request, shareholders of certain Money Market Funds will be provided with drafts to be drawn on a fund (Redemption Checks). Please consult the prospectus for the availability of the checkwriting redemption privilege for a specific Money Market Fund. These Redemption Checks may be made payable to the order of any person for not more than $5 million. When a Redemption Check is presented for payment, a sufficient number of full and fractional shares in the shareholder’s account will be redeemed as of the next determined net asset value to cover the amount of the Redemption Check. This will enable the shareholder to continue earning dividends until a fund receives the Redemption Check. A shareholder wishing to use this method of redemption must complete and file an Account Application which is available from a fund or firms through which shares were purchased. Redemption Checks should not be used to close an account since the account normally includes accrued but unpaid dividends. A fund reserves the right to terminate or modify this privilege at any time. This privilege may not be available through some firms that distribute shares of a fund. In addition, firms may impose minimum balance requirements in order to offer this feature. Firms may also impose fees to investors for this privilege or establish variations of minimum check amounts.
Unless more than one signature is required pursuant to the Account Application, only one signature will be required on Redemption Checks. Any change in the signature authorization must be made by written notice to the Shareholder Service Agent. Shares purchased by check or through certain ACH transactions may not be redeemed by Redemption Check until the shares have been on a fund’s books for at least ten (10) days. Share-
holders may not use this procedure to redeem shares held in certificate form. A fund reserves the right to terminate or modify this privilege at any time.
A fund may refuse to honor Redemption Checks whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired. A $10 service fee will be charged when a Redemption Check is presented to redeem fund shares in excess of the value of a fund account or in an amount less than the minimum Redemption Check amount specified in the prospectus; when a Redemption Check is presented that would require redemption of shares that were purchased by check or certain ACH transactions within ten (10) days; or when “stop payment” of a Redemption Check is requested.
Special Redemption Features. Certain firms that offer Shares of the Money Market Funds also provide special redemption features through charge or debit cards and checks that redeem fund shares. Various firms have different charges for their services. Shareholders should obtain information from their firm with respect to any special redemption features, applicable charges, minimum balance requirements and special rules of the cash management program being offered.
Exchanges
The exchange features may not be available to all funds. Please consult the prospectus for the availability of exchanges for a specific fund. A fund may offer only certain of the classes of shares referred to in the subsections below. Thus, the information provided below in regard to the exchange of certain classes of shares is only applicable to funds offering such classes of shares. In addition, the information provided below does not apply to contract holders in variable insurance products. Contract holders should consult their contract prospectuses for applicable exchange procedures.
General. Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other DWS funds without imposition of a sales charge, subject to the provisions below. Shares of the fund acquired in an exchange that were subject to a CDSC at the time of the exchange will continue to be subject to the CDSC schedule of the shares of the fund you originally purchased. No CDSC charges apply to shares of DWS money market funds or a fund with Class A shares without a sales charge acquired directly.

Shareholders who exchange their shares out of a DWS money market fund or a fund with Class A shares without a sales charge into Class A shares of certain other DWS funds will generally be subject to the applicable sales charge (not including shares acquired by dividend reinvestment or shares that have previously paid a sales charge).
Certain DWS funds may not be available to shareholders on an exchange. To learn more about which DWS funds may be available on exchange, please contact your financial services firm or visit our Web site at: dws.com (the Web site does not form a part of this Statement of Additional Information) or call DWS (see telephone number on front cover).
Shareholders must obtain the prospectus of the DWS fund they are exchanging into from dealers, other firms or DDI.
Exchanges involving Class T Shares. Subject to certain limitations, shareholders of certain classes may request an exchange into Class T shares of the same fund.
Compensation of Financial Intermediaries
Incentive Plan for DWS Distributors, Inc. Personnel. DDI has adopted an Incentive Plan (Plan) covering wholesalers that are regional vice presidents (DWS wealth consultants). Generally, DWS wealth consultants market shares of the DWS funds to financial representatives, who in turn may recommend that investors purchase shares of a DWS fund. The Plan is an incentive program that combines a monthly incentive component with an annual outperformance award potential based on achieving certain sales and other performance metrics. Under the Plan, DWS wealth consultants will receive a monetary monthly incentive based on the amount of sales generated from their marketing of the funds, and that incentive will differ depending on the product tier of a fund. Each fund is assigned to one of two product tiers—taking into consideration, among other things, the following criteria, where applicable:
•	a fund’s consistency with DWS’s branding and long-term strategy
•	a fund’s competitive performance
•	a fund’s Morningstar rating
•	the length of time a fund’s Portfolio Managers have managed a fund/strategy
•	market size for the fund tier
•	a fund’s size, including sales and redemptions of a fund’s shares
This information and other factors are discussed with senior representatives from various groups within the asset management division, who review on a regular basis the funds assigned to each product tier described above, and may make changes to those assignments periodically. No one factor, whether positive or negative, determines a fund’s placement in a given product tier; all these factors together are considered, and the designation of funds in a particular tier represents management’s judgment based on the above criteria. In addition, management may consider a fund’s profile over the course of several review periods before making a change to its tier assignment. These tier assignments will be posted to the DWS funds’ Web site at fundsus.dws.com/EN/wholesaler-compensation.jsp. DWS wealth consultants receive the highest compensation for Tier I funds, successively less for Tier 2 funds. The level of compensation among these product tiers may differ significantly.
In the normal course of business, DWS will from time to time introduce new funds into the DWS family of funds. As a general rule, new funds will be assigned to the product tier that is most appropriate to the type of fund at the time of its launch based on the criteria described above. As described above, the fund tier assignments are reviewed periodically and are subject to change. The prospect of receiving, or the receipt of, additional compensation by a DWS wealth consultant under the Plan may provide an incentive to favor marketing funds in higher payout tiers over funds in lower payout tiers. The Plan, however, will not change the price that investors pay for shares of a fund. The DWS Compliance Department monitors DWS wealth consultant sales and other activity in an effort to detect unusual activity in the context of the compensation structure under the Plan. However, investors may wish to take the Plan and the product tier of the fund into account when considering purchasing a fund or evaluating any recommendations relating to fund shares.
Financial Services Firms’ Compensation. DDI may pay compensation to financial intermediaries in connection with the sale of fund shares as described in Part II – Appendix II-D. In addition, financial intermediaries may receive compensation for post-sale administrative services from DDI or directly from a fund as described in Part II – Appendix II-D.

Compensation for Recordkeeping Services. Certain financial institutions, including affiliates of DDI, may receive compensation from a fund for recordkeeping and other expenses relating to nominee accounts or for providing certain services to their client accounts. Generally, payments by a fund to financial institutions for providing such services are not expected to exceed 0.25% of shareholder assets for which such services are provided. Normally, compensation for these financial institutions is paid by the Transfer Agent, which is in turn reimbursed by the applicable fund. To the extent that record keeping compensation in excess of the amount reimbursed by a fund is owed to a financial institution, the Transfer Agent, Distributor or Advisor may pay compensation from their own resources (see Financial Intermediary Support Payments below).
Compensation for Recordkeeping Services: Variable Insurance Funds. Technically, the shareholders of Deutsche DWS Variable Series I, Deutsche DWS Variable Series II and Deutsche DWS Investments VIT Funds are the participating insurance companies that offer shares of the funds as investment options for holders of certain variable annuity contracts and variable life insurance policies. Effectively, ownership of fund shares is passed through to insurance company contract and policy holders. The holders of the shares of a fund on the records of a fund are the insurance companies and no information concerning fund holdings of specific contract and policy holders is maintained by a fund. The insurance companies place orders for the purchase and redemption of fund shares with a fund reflecting the investment of premiums paid, surrender and transfer requests and other matters on a net basis; they maintain all records of the transactions and holdings of fund shares and distributions thereon for individual contract and policy holders; and they prepare and mail to contract and policy holders confirmations and periodic account statements reflecting such transactions and holdings.
A fund may compensate certain insurance companies for record keeping and other administrative services performed with regard to holdings of Class B shares as an expense of the Class B shares up to 0.15%. These fees are included within the “Other Expenses” category in the fee table for each portfolio in the Class B Shares Prospectus (see How Much Investors Pay in the applicable fund's prospectus). In addition, the Advisor may, from time to time, pay from its own resources certain insurance companies for record keeping and other administrative services related to Class A and Class B shares of the Portfolios held by such insurance companies on behalf of their contract and policy holders (see Financial Intermediary Support Payments below).
Financial Intermediary Support Payments (not applicable to Class R6 shares). The Advisor, the Distributor and their affiliates have undertaken to furnish certain additional information below regarding the level of payments made by them to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries (financial representatives) in connection with the sale and/or distribution of fund shares or the retention and/or servicing of investors and fund shares (revenue sharing).
The Advisor, the Distributor and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to each fund, to financial representatives in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares. Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of any fund, any recordkeeping/sub-transfer agency/networking fees payable by each fund (generally through the Distributor or an affiliate) and/or the Distributor or Advisor to certain financial representatives for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of FINRA or other concessions described in the fee table or elsewhere in the prospectuses or the SAI as payable to all financial representatives. For example, the Advisor, the Distributor and/or their affiliates may, using their legitimate profits, compensate financial representatives for providing each fund with “shelf space” or access to a third party platform or fund offering list, or other marketing programs including, without limitation, inclusion of each fund on preferred or recommended sales lists, mutual fund “supermarket” platforms and other formal sales programs; granting the Distributor access to the financial representative’s sales force; granting the Distributor access to the financial representative’s conferences and meetings; assistance in training and educating the financial representative’s personnel; and, obtaining other forms of marketing support. In addition, revenue sharing payments may consist of the Distributor’s and/or its affiliates’ payment or reimbursement of ticket charges that would otherwise be assessed by a financial representative on an investor’s fund transactions. The level of revenue sharing payments made to financial representatives may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of each fund attributable to the financial representative, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial representatives or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial representatives based on, for example, the nature of the services provided by the financial representative.
The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares, or the retention and/or servicing of investors, to financial representatives in amounts that generally range from 0.01% up to 0.52% of assets of a fund serviced and maintained by the financial representative, 0.05% to 0.25% of sales of a fund attributable to the financial representative, a flat fee of up to $143,750, or any combination thereof. These amounts are annual figures typically paid on a quarterly basis and are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation, may influence your financial representative’s recommendation of a fund or of any particular share class of a fund. You should review your financial representative’s compensation disclosure and/or talk to your financial representative to obtain more information on how this compensation may have influenced your financial representative’s recommendation of a fund.
Other Payments to Financial Intermediaries. In addition to the above-described payments, the Distributor may, using it legitimate profits, pay fees to a financial intermediary who sells shares of the funds for other products or services offered through the financial intermediary that are unrelated to the sale or distribution of the funds’ shares, but which may be helpful to the Distributor in carrying out its distribution responsibilities. Such products or services may include access to various kinds of analytical data. Such payments may be in the form of licensing fees.
(For all funds except for DWS ESG Liquidity Fund): The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial representatives under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial representatives to retirement plans that obtain recordkeeping services from ADP, Inc. or to 403(b) plans that obtain recordkeeping services from Ascensus, Inc., on the DWS-branded retirement plan platform (the Platform). The level of revenue sharing payments is based upon sales of both the DWS funds and the non-DWS funds by the financial representative on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial representative on the Platform.
Each fund has been advised that the Advisor, the Distributor and their affiliates expect that the firms listed in Part II—Appendix II-E will receive revenue sharing payments at different points during the coming year as described above.
The Advisor, the Distributor or their affiliates may enter into additional revenue sharing arrangements or change or discontinue existing arrangements with financial representatives at any time without notice.
The prospect of receiving, or the receipt of additional compensation or promotional incentives described above by financial representatives may provide such financial representatives and/or their salespersons with an incentive to favor sales of shares of the DWS funds or a particular DWS fund over sales of shares of mutual funds (or non-mutual fund investments) with respect to which the financial representative does not receive additional compensation or promotional incentives, or receives lower levels of additional compensation or promotional incentives. Similarly, financial representatives may receive different compensation or incentives that may influence their recommendation of any particular share class of a fund or of other funds. These payment arrangements, however, will not change the price that an investor pays for fund shares or the amount that a fund receives to invest on behalf of an investor and will not increase fund expenses. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to fund shares and you should discuss this matter with your financial representative and review your financial representative’s disclosures.
It is likely that broker-dealers that execute portfolio transactions for a fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for a fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial representatives as described above.

Class R6 Shares. None of the above-described financial intermediary support payments are made with respect to Class R6 shares. To the extent a fund makes such payments with respect to another class of its shares, the expense is borne by the other share class.
Dividends (for all funds except DWS RREEF MLP & Energy Infrastructure Fund and Money Market Funds). A fund, other than a money fund, intends to distribute, at least annually: (i) substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), which generally includes taxable ordinary income and any excess of net realized short-term capital gains over net realized long-term capital losses; (ii) net tax-exempt income, if any; and (iii) the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, if a fund determines that it is in the interest of its shareholders, a fund may decide to retain all or part of its net realized long-term capital gains for reinvestment, after paying the related federal taxes. In such a case, shareholders will be treated for federal income tax purposes as having received their share of such gains, but will then generally be able to claim a credit against their federal income tax liability for the federal income tax a fund pays on such gain. If a fund does not distribute the amount of ordinary income and/or capital gain required to be distributed by an excise tax provision of the Code, as amended, a fund may be subject to that excise tax on the undistributed amounts. In certain circumstances, a fund may determine that it is in the interest of shareholders to distribute less than the required amount.
A fund has a schedule for paying out any earnings to shareholders (see Understanding Distributions and Taxes in each fund's prospectus). Additional distributions may also be made in November or December (or treated as made on December 31) if necessary to avoid an excise tax imposed under the Code.
Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared.
Dividends paid by a fund with respect to each class of its shares will be calculated in the same manner, at the same time and on the same day.
The level of income dividends per share (as a percentage of net asset value) will be lower for Class C shares than for other share classes primarily as a result of the distri-
bution services fee applicable to Class C shares. Distributions of capital gains, if any, will be paid in the same amount for each class.
Income dividends and capital gain dividends (see Taxation of US Shareholders – Dividends and Distributions), if any, of a fund will be credited to shareholder accounts in full and fractional shares of the same class of that fund at net asset value on the reinvestment date, unless shareholders indicate to the Shareholder Service Agent, that they wish to receive them in cash or in shares of other DWS funds as provided in the fund's prospectus. Shareholders must maintain the required minimum account balance in the fund distributing the dividends in order to use this privilege of investing dividends of a fund in shares of another DWS fund. A fund will reinvest dividend checks (and future dividends) in shares of that same fund and class if checks are returned as undeliverable. Dividends and other distributions of a fund in the aggregate amount of $10 or less are automatically reinvested in shares of that fund and class unless the shareholder requests that a check be issued for that particular distribution. Shareholders who chose to receive distributions by electronic transfer are not subject to this minimum.
Generally, if a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are generally taxable, whether made in shares or cash.
With respect to variable insurance products, all distributions will be reinvested in shares of a fund unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the relevant fund for federal income tax purposes.
Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal income tax purposes. Early each year, a fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.
A fund may at any time vary its foregoing distribution practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and net long-term capital gains as its Board determines appropriate under the then-current circumstances. In particular, and without limiting the foregoing, a fund may make additional distributions of net investment income or net realized capital gain in order to satisfy the minimum distribution requirements contained in the Code.
Distributions (DWS RREEF MLP & Energy Infrastructure Fund). The fund currently anticipates making distributions to its shareholders each fiscal quarter (February, May, August, and November) of substantially all of the fund’s distributable cash flow. Effective December 1, 2018, distributable cash flow means the amount received as cash or pay-in-kind distributions from MLPs or their affiliates, interest payments received on debt securities owned by the fund and other payments received on securities owned by the fund prior to deducting operating expenses of the fund and taxes on the fund’s taxable income. The fund is not required to make such distributions and, consequently may not make a distribution or may make a distribution less than such amount for a given quarter. For more information regarding the fund’s distributions, see the “Understanding Distributions and Taxes” section in the fund’s prospectus.
Dividends (Money Market Funds). Dividends are declared daily and paid monthly. Shareholders will receive dividends in additional shares unless they elect to receive cash, as provided in a fund's prospectus. Dividends will be reinvested monthly in shares of a fund at net asset value. Shareholders will receive all unpaid dividends upon redeeming their entire account, unless they elect to receive all unpaid dividends on the next monthly dividend payment date, as provided in a fund’s prospectus.
Each money fund calculates its dividends based on its daily net investment income. For this purpose, the net investment income of a money fund generally consists of (a) accrued interest income plus or minus amortized discount or premium, (b) plus or minus all short-term realized gains and losses on investments and (c) minus accrued expenses allocated to the applicable fund. Expenses of each money fund are accrued each day. Dividends are reinvested monthly and shareholders will receive monthly confirmations of dividends and of purchase and redemption transactions except that confirmations of dividend reinvestment for DWS IRAs and other fiduciary accounts for which SSB acts as trustee will be sent quarterly.
Distributions of a fund's net realized long-term capital gains in excess of net realized short-term capital losses, if any, and any undistributed net realized short-term capital gains in excess of net realized long-term capital losses are normally declared and paid annually at the end of the fiscal year in which they were earned to the extent they are not offset by any capital loss carryforwards.
If the shareholder elects to receive dividends or distributions in cash, checks will be mailed monthly, within five business days of the reinvestment date, to the shareholder or any person designated by the shareholder. A fund reinvests dividend checks (and future dividends) in shares of a fund if checks are returned as undeliverable. Dividends and other distributions in the aggregate amount of $10 or less are automatically reinvested in shares of a fund unless the shareholder requests that a check be issued for that particular distribution. Shareholders who chose to receive distributions by electronic transfer are not subject to this minimum.
Dividends and distributions are treated the same for federal income tax purposes, whether made in shares or cash.
Distribution and Service Agreements and Plans
For information regarding distribution and service agreements and plans for retail funds, see I. Retail Funds below.
For information regarding distribution and service agreements and plans for money market funds, see II. Money Market Funds below.
For information regarding distribution and service agreements and plans for variable insurance funds, see III. Deutsche DWS Variable Series I and Deutsche DWS Variable Series II; and IV. Deutsche DWS Investments VIT Funds below.
For all of the agreements and plans described below, no Independent Board Member has any direct or indirect financial interest in the operation of the agreement or plan.
I. Retail Funds
A fund may offer only certain of the classes of shares referred to in the subsections below. Thus, the information provided below in regard to certain classes of shares is only applicable to funds offering such classes of shares.

Rule 12b-1 Plans. Certain funds, as described in the applicable prospectuses, have adopted plans pursuant to Rule 12b-1 under the 1940 Act (each a Rule 12b-1 Plan) on behalf of their Class A, T, C and R shares, as applicable, that authorize payments out of class assets for distribution and/or shareholder and administrative services as described in more detail below. Because Rule 12b-1 fees are paid out of class assets on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than other types of sales charges.
Rule 12b-1 Plans provide alternative methods for paying sales charges and provide compensation to DDI or intermediaries for post-sale servicing, which may help funds grow or maintain asset levels to provide operational efficiencies and economies of scale. Each Rule 12b-1 Plan is approved and reviewed separately for each applicable class in accordance with Rule 12b-1 under the 1940 Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares. A Rule 12b-1 Plan may not be amended to increase the fee to be paid by a fund with respect to a class without approval by a majority of the outstanding voting securities of such class.
If a Rule 12b-1 Plan is terminated in accordance with its terms, the obligation of the applicable class to make payments to DDI pursuant to the Rule 12b-1 Plan will cease and a fund will not be required to make any payments not previously accrued past the termination date. Thus, there is no legal obligation for a class to pay any expenses incurred by DDI other than fees previously accrued and payable under a Rule 12b-1 Plan, if for any reason the Rule 12b-1 Plan is terminated in accordance with its terms. Because the Rule 12b-1 Plans are compensation plans, future fees under a Rule 12b-1 Plan may or may not be sufficient to cover DDI for its expenses incurred. On the other hand, under certain circumstances, DDI might collect in the aggregate over certain periods more in fees under the applicable Rule 12b-1 Plan than it has expended over that same period in providing distribution services for a fund. For example, if Class C shares of a fund were to appreciate (resulting in greater asset base against which Rule 12b-1 fees are charged) and sales of a fund’s Class C shares were to decline (resulting in lower expenditures by DDI under the Rule 12b-1 Plan), fees payable could exceed expenditures. Similarly, fees paid to DDI could exceed DDI’s expenditures over certain periods shorter than the life of the Rule 12b-1 Plan simply due to the timing of expenses incurred by DDI that is not matched to the timing of revenues received. Under these or other circumstances where DDI’s expenses are less than the Rule 12b-1 fees, DDI will retain its full fees and make a profit.
Class C and Class R Shares
Fees for Distribution Services. For its services under the Distribution Agreement, DDI receives a fee from a fund under its Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of a fund attributable to Class C shares. This fee is accrued daily as an expense of Class C shares. DDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of Class C shares. DDI does not advance the first year distribution fee to firms for sales of Class C shares to employer-sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance between ADP, Inc. and DDI and its affiliates. For periods after the first year, DDI currently pays firms for sales of Class C shares a distribution fee, generally payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. This fee continues until terminated by DDI or the applicable fund. Under the Distribution Agreement, DDI also receives any contingent deferred sales charges paid with respect to Class C shares.
For its services under the Distribution Agreement, DDI receives a fee from a fund under its Rule 12b-1 Plan, payable monthly, at the annual rate of 0.25% of average daily net assets of a fund attributable to Class R shares. This fee is accrued daily as an expense of Class R shares. DDI currently pays firms for sales of Class R shares a distribution fee, generally payable quarterly, at an annual rate of 0.25% of net assets attributable to Class R shares maintained and serviced by the firm. This fee continues until terminated by DDI or the applicable fund.
Class A, Class C and Class R Shares
Fees for Shareholder Services. For its services under the Services Agreement, DDI receives a shareholder services fee from a fund under a Rule 12b-1 Plan, payable monthly, at an annual rate of up to 0.25% of the average daily net assets of Class A, C and R shares of a fund, as applicable.
With respect to Class A and Class R shares of a fund, DDI pays each firm a service fee, generally payable quarterly, at an annual rate of up to 0.25% of the net assets in fund accounts that it maintains and services attributable to Class A and Class R shares of a fund, generally commencing with the month after investment (for Class A shares) and immediately after investment (for a fund with Class A shares without a sales charge acquired directly and Class R shares). With respect to Class C shares of a fund, DDI currently advances to firms the first-year service fee at a rate of up to 0.25% of the purchase price of such shares. DDI does not advance the first year service fee to firms attributable to Class C shares to employer-sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance between ADP, Inc. and DDI and its affiliates. For periods after the first year, DDI currently intends to pay firms a service fee at a rate of up to 0.25% (calculated monthly and generally paid quarterly) of the net assets attributable to Class C shares of a fund maintained and serviced by the firm.
Firms to which administrative service fees may be paid include affiliates of DDI. In addition DDI may, from time to time, pay certain firms from its own resources additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of a fund.
DDI also may provide some of the above services and may retain any portion of the fee under the Services Agreement not paid to firms to compensate itself for shareholder or administrative functions performed for a fund. Currently, the shareholder services fee payable to DDI is payable at an annual rate of up to 0.25% of net assets based upon fund assets in accounts for which a firm provides administrative services and at the annual rate of 0.15% of net assets based upon fund assets in accounts for which there is no firm of record (other than DDI) listed on a fund’s records. The effective shareholder services fee rate to be charged against all assets of each fund while this procedure is in effect will depend upon the proportion of fund assets that is held in accounts for which a firm of record provides shareholder services. The Board of each fund, in its discretion, may approve basing the fee to DDI at the annual rate of 0.25% on all fund assets in the future.
Class T Shares
Fees for Distribution Services and/or Shareholder Services. Pursuant to a Rule 12b-1 Plan for Class T shares, DDI receives a fee, payable monthly, at an annual rate of up to 0.25% of the average daily net assets of Class T shares of a fund for distribution and/or distribution related services, including shareholder services. DDI currently expects to pay the Rule 12b-1 fee for Class T shares to firms for distribution and/or distribution related services, including shareholder services. DDI compensates firms for providing distribution and/or distribution related services, including shareholder services, by paying the firm a fee, generally payable quarterly, at an annual rate of 0.25% of net assets attributable to Class T shares maintained and serviced by the firm commencing immediately after investment. DDI may also, from time to time, pay certain firms from its own resources additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of a fund.
DDI also may provide some of the above services and may retain any portion of the Rule 12b-1 fee not paid to firms to compensate itself for services performed for a fund. Currently, the Class T Rule 12b-1 fee payable to DDI is payable at an annual rate of 0.25% of net assets of Class T shares of a fund based upon fund assets in accounts for which a firm provides distribution and/or distribution related services, including shareholder services, and at the annual rate of 0.15% of net assets of Class T shares of a fund based upon fund assets in accounts for which there is no firm of record (other than DDI) listed on a fund’s records. The effective Class T Rule 12b-1 fee rate to be charged against all assets of Class T shares of a fund while this procedure is in effect will depend upon the proportion of fund assets that is held in accounts for which a firm of record provides services. The Board of each fund, in its discretion, may approve basing the fee to DDI at the annual rate of 0.25% on all assets of Class T shares of a fund in the future.
II. Money Market Funds (except DWS Cash Investment Trust Class A and DWS Cash Investment Trust Class C Shares, which are addressed under Retail Funds above)
Rule 12b-1 Plans. Certain Money Market Funds have adopted for certain classes of shares a plan pursuant to Rule 12b-1 under the 1940 Act (each a Rule 12b-1 Plan) that provides for fees payable as an expense of the class that are used by DDI to pay for distribution services for those classes. Additionally, in accordance with the Rule 12b-1 Plan for certain classes, shareholder and administrative services are provided to the applicable fund for the benefit of the relevant classes under a fund’s Services Agreement with DDI. With respect to certain classes, shareholder and administrative services may be provided outside of a Rule 12b-1 Plan either by DDI pursuant to the Services Agreement or by financial services firms under a Shareholder Services Plan. Because Rule 12b-1 fees are paid out of fund assets on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than other types of sales charges.
The Rule 12b-1 Plans provide alternative methods for paying for distribution services and provide compensation to DDI or financial services firms for post-sales servicing, which may help funds grow or maintain asset levels to provide operational efficiencies and economies of scale. Each Rule 12b-1 Plan is approved and reviewed separately for each such class in accordance with Rule 12b-1 under the 1940 Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares. A Rule 12b-1 Plan may not be amended to increase the fee to be paid by a fund with respect to a class without approval by a majority of the outstanding voting securities of such class of a fund.
If a Rule 12b-1 Plan is terminated in accordance with its terms, the obligation of the applicable fund to make payments to DDI pursuant to the Rule 12b-1 Plan will cease and a fund will not be required to make any payments not previously accrued past the termination date. Thus, there is no legal obligation for a fund to pay any expenses incurred by DDI other than fees previously accrued and payable under a Rule 12b-1 Plan, if for any reason the Rule 12b-1 Plan is terminated in accordance with its terms. Because the Rule 12b-1 Plans are compensation plans, future fees under a Rule 12b-1 Plan may or may not be sufficient to cover DDI for its expenses incurred. On the other hand, under certain circumstances, DDI might collect in the aggregate over certain periods more in fees under the applicable Rule 12b-1 Plan than it has expended over that same period.
Distribution and Shareholder Services
Service Shares—Cash Account Trust. The Distribution Agreement authorizes the fund to pay DDI, as an expense of the DWS Government & Agency Securities Portfolio and the DWS Tax-Exempt Portfolio of Cash Account Trust, a distribution services fee, payable monthly, at an annual rate of 0.60% of average daily net assets of the Service Shares of the applicable fund. This fee is paid pursuant to a Rule 12b-1 Plan. DDI normally pays firms a fee for distribution and administrative services, payable monthly, at a maximum annual rate of up to 0.60% of average daily net assets of Service Shares held in accounts that they maintain and service.
Managed Shares—Cash Account Trust. The Services Agreement currently authorizes a fund to pay DDI, as an expense of the Government Cash Managed Shares class of the DWS Government & Agency Securities Portfolio of Cash Account Trust and the Tax-Exempt Cash Managed Shares class of the DWS Tax-Exempt Portfolio of Cash Account Trust, an administrative service fee, payable monthly, at an annual rate of 0.15% of average daily net assets of the Managed Shares of a fund. This fee is paid pursuant to a Rule 12b-1 Plan. The Rule 12b-1 Plan for the Tax-Exempt Cash Managed Shares class authorizes the payment of up to 0.25% of average daily net assets of the class and, at the discretion of the Board, the administrative service fee may be increased from the current level to a maximum of 0.25% of average daily net assets. The Rule 12b-1 Plan for the Government Cash Managed Shares class authorizes the payment of up to 0.15% of average daily net assets of the class. DDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.15% of average daily net assets of Managed Shares held in accounts that they maintain and service.
Tax-Free Investment Class—Cash Account Trust and Investment Class Shares— Investors Cash Trust. The Distribution Agreement authorizes a fund to pay DDI, as an expense of the Tax-Free Investment Class of the DWS Tax-Exempt Portfolio of Cash Account Trust and the Investment Class Shares of the DWS Treasury Portfolio of Investors Cash Trust (collectively, Investment Class), a distribution services fee, payable monthly, at an annual rate of 0.25% of average daily net assets of the Investment Class shares of the applicable fund. This fee is paid pursuant to a Rule 12b-1 Plan. DDI normally pays firms a fee for distribution services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of shares of the Investment Class held in accounts that they maintain and service. The Services Agreement authorizes a fund to pay DDI, as an expense of the Investment Class of the aforementioned funds, an administrative service fee, payable monthly, at an annual rate of 0.07% of average daily net assets of the Investment Class shares of the applicable fund. This administrative service fee is not paid pursuant to a Rule 12b-1 Plan. DDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.07% of average daily net assets of shares of the Investment Class held in accounts that they maintain and service.
Services Agreement for DWS ESG Liquidity Fund – Institutional Reserved Shares and DWS Treasury Portfolio – Institutional Shares, each a series of Investors Cash Trust. The Services Agreement authorizes each fund to pay DDI an administrative services fee, payable monthly, at an annual rate of 0.05% of the average daily net assets of the class specified for each fund (Class). The administrative services fee for DWS Treasury Portfolio – Institutional Shares may be increased to 0.10% at the discretion of the Board. DDI normally pays firms an administrative services fee, payable monthly, at a maximum annual rate up to 0.05% of the average daily net assets of the Class held in accounts that they maintain and service. This administrative services fee is not paid pursuant to a Rule 12b-1 Plan.
The administrative services fee is accrued daily as an expense of the Class. DDI may enter into agreements with firms pursuant to which the firms provide personal service and/or maintenance of shareholder accounts including, but not limited to, establishing and maintaining shareholder accounts and records, distributing monthly statements, processing purchase and redemption transactions, answering routine client inquiries regarding a fund, assistance to clients in changing dividend options, account designations and addresses, aggregating trades of all the firm’s clients, providing account information to clients in client sensitive formats and such other services as a fund may reasonably request. The administrative service fee is not payable for advertising, promotion or other distribution services.
Firms to which administrative services fees may be paid include affiliates of DDI. In addition DDI may, from time to time, pay certain firms from its own resources additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of a fund.
DDI also may provide some of the above services and may retain any portion of the fee under the Services Agreement not paid to firms to compensate itself for shareholder or administrative functions performed for a fund.
Shareholder Services Plan for DWS Government Cash Management Fund—Institutional Class and DWS Government Cash Reserves Fund Institutional— Institutional Class, each a series and class of Deutsche DWS Money Market Trust. Each fund has adopted for the classes specified (Class) a shareholder service plan (Plan). Under the Plan, which is not a Rule 12b-1 Plan, a fund may pay financial services firms a service fee at an annual rate of up to 0.25 of 1% of the average daily net assets of shares of the Class held in accounts that the firm maintains and services. The service fee is accrued daily as an expense of the Class. A fund together with DDI may enter into agreements with firms pursuant to which the firms provide personal service and/or maintenance of shareholder accounts including, but not limited to, establishing and maintaining shareholder accounts and records, distributing monthly statements, processing purchase and redemption transactions, automatic investment in fund shares of client account cash balances, answering routine client inquiries regarding a fund, assistance to clients in changing dividend options, account designations and addresses, aggregating trades of all the firm’s clients, providing account information to clients in client sensitive formats and such other services as a fund may reasonably request. Service fees are not payable for advertising, promotion or other distribution services.
The Plan continues in effect from year to year so long as its continuance is approved at least annually by the vote of a majority of (a) the Board, and (b) the Board Members who are not “interested persons” of a fund and who have no direct or indirect financial interest in the operation of the Plan, or any related agreements. The Plan may be terminated with respect to the Class at any time by vote of the Board, including a vote by the Board Members who are not “interested persons” of a fund and who have no direct or indirect financial interest in the operation of the Plan, or any related agreements. The Plan may not be amended to increase materially the amount of service fees provided for in the Plan unless the amendment is approved in the manner provided for annual continuance of the Plan discussed above. If the Plan is terminated or not renewed, a fund will not be obligated to make any payments of service fees that accrued after the termination date.
III. Deutsche DWS Variable Series I and Deutsche DWS Variable Series II
Rule 12b-1 Plan. Each fund of Deutsche DWS Variable Series I and Deutsche DWS Variable Series II that has authorized the issuance of Class B shares has adopted a distribution plan under Rule 12b-1 (Plan) that provides for fees payable as an expense of the Class B shares. Under the Plan, a fund may make quarterly payments as reimbursement to DDI for distribution and shareholder servicing related expenses incurred or paid by the Distributor or a participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of 0.25% of the average daily net assets of Class B shares during that quarterly period. The fee is payable by a fund, on behalf of Class B shares, of up to 0.25% of the average daily net assets attributable to Class B shares of the fund. Because 12b-1 fees are paid out of fund assets on an ongoing basis, they will, over time, increase the cost of investment and may cost more than other types of sales charges. The Plan and any Rule 12b-1 related agreement that is entered into by a fund or the Distributor in connection with the Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Board, and of a majority of the Board Members who are not interested persons (as defined in the 1940 Act) of a fund, cast in person at a meeting called for the purpose of voting on the Plan, or the Rule 12b-1 related agreement, as applicable. In addition, the Plan and any Rule 12b-1 related agreement may be terminated as to Class B shares of a fund at any time, without penalty, by vote of a majority of the outstanding Class B shares of that fund or by vote of a majority of the Board Members who are not interested persons of a fund and who have no direct or indirect financial interest in the operation of the Plan or any Rule 12b-1 related agreement. The Plan provides that it may not be amended to increase materially the amount that may be spent for distribution of Class B shares of a fund without the approval of Class B shareholders of that fund.
IV. Deutsche DWS Investments VIT Funds
Rule 12b-1 Plan. DWS Equity 500 Index VIP and DWS Small Cap Index VIP of Deutsche DWS Investments VIT Funds have each adopted a distribution plan under Rule 12b-1 (Plan) that provides for fees payable as an expense of the Class B shares and, in the case of the DWS Equity 500 Index VIP, the Class B2 shares. Under the Plan, a fund may make payments to DDI for remittance directly or indirectly to a participating dealer, shareholder service agent, life insurance company or other applicable party a fee in an amount not to exceed the annual rate of 0.25% of the average daily net assets of the Class B shares or Class B2 shares, as applicable, under a participation agreement, service agreement, sub-distribution agreement or other similar agreement which provides for Class B shares or Class B2 shares. DDI is authorized pursuant to the Plan to pay for anything reasonably designed to enhance sales or retention of shareholders and for the provision of services to shareholders of the Class B shares or Class B2 shares. Because 12b-1 fees are paid out of fund assets on an ongoing basis, they will, over time, increase the cost of investment in Class B or Class B2 shares, and may cost more than other types of sales charges. The Plan and any Rule 12b-1 related agreement that is entered into by a fund or the Distributor in connection with the Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Board, and of a majority of the Board Members who are not interested persons (as defined in the 1940 Act) of a fund, cast in person at a meeting called for the purpose of voting on the Plan, or the Rule 12b-1 related agreement, as applicable. In addition, the Plan and any Rule 12b-1 related agreement may be terminated as to Class B shares or Class B2 shares of a fund at any time, without penalty, by vote of a majority of the outstanding Class B shares or Class B2 shares, as applicable, of that fund or by vote of a majority of the Board Members who are not interested persons of a fund and who have no direct or indirect financial interest in the operation of the Plan or any Rule 12b-1 related agreement. The Plan provides that it may not be amended to increase materially the amount that may be spent for distribution of Class B shares or Class B2 shares of a fund without the approval of the shareholders of such class.
Investments
Investments, Practices and Techniques, and Risks
Part II—Appendix II-G includes a description of the investment practices and techniques which a fund may employ in pursuing its investment objective, as well as the associated risks. Descriptions in this SAI of a particular investment practice or technique in which a fund may engage (or a risk that a fund may be subject to) are meant to describe the spectrum of investments that the Advisor (and/or subadvisor or sub-subadvisor, if applicable) in its discretion might, but is not required to, use in managing a fund. The Advisor (and/or subadvisor or sub-subadvisor, if applicable) may in its discretion at any time employ such practice and technique for one or more funds but not for all funds advised by it. Furthermore, it is possible that certain types of investment practices or techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or investments may not be principal activities of the fund, but, to the extent employed, could from time to time have a material impact on a fund’s performance.
It is possible that certain investment practices and/or techniques may not be permissible for a fund based on its investment restrictions, as described herein (also see Part I: Investments, Practices and Techniques, and Risks) and in a fund’s prospectus.
Portfolio Transactions
The Advisor is generally responsible for placing orders for the purchase and sale of portfolio securities, including the allocation of brokerage. As described in the Management of the Funds section above, the Advisor may delegate trade execution, trade matching and settlement services to DWS's branch offices or affiliates located in the US or outside the US. With respect to those funds for which a sub-investment advisor manages a fund’s investments, references in this section to the “Advisor” should be read to mean the Subadvisor, except as noted below.

The policy of the Advisor in placing orders for the purchase and sale of securities for a fund is to seek best execution, taking into account execution factors such as: costs; speed; likelihood of execution and settlement; size; nature; and any other consideration relevant to the execution of a particular order. The relative importance of these execution factors will be determined based on the following criteria: characteristics of the order; the financial instruments that are the subject of the order; the characteristics of the execution venues to which the order can be directed; the current market circumstances; and the objectives, investment policies and risks of a fund. Generally, the Advisor will regard price and cost as the important factors for best execution, however there may be circumstances when the Advisor may determine that other execution factors have a greater influence in achieving the best possible result.
The Advisor will generally select brokers to effect securities transactions based on a number of criteria, including their: market and security familiarity; access to liquidity or willingness to commit risk to a principal trade; financial stability and certainty of settlement; reliability and integrity of maintaining confidentiality; soundness of technological infrastructure and operational capabilities; safeguards and compliance controls to protect clients; pricing costs for execution-only services; and ability to provide transaction costs analysis.
Commission rates on transactions in equity securities on US securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and certain over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and certain over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the funds to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.
It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the funds to their customers. However, the Advisor does not consider sales of shares of the funds as a factor in the selection of broker-dealers to execute portfolio transactions for the funds and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the funds as a factor in the selection of broker-dealers to execute portfolio transactions for the funds.
The Advisor is permitted by Section 28(e) of the 1934 Act, when placing portfolio transactions for a fund, to cause a fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services if the Advisor determines that such commissions are reasonable in relation to the overall services provided. The Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, execute portfolio transactions with broker-dealers that provide research and brokerage services to the Advisor. Consistent with the Advisor’s policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of research and brokerage services in selecting the broker-dealer to execute the trade. Although certain research and brokerage services from broker-dealers may be useful to a fund and to the Advisor, it is the opinion of the Advisor that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Advisor’s staff. To the extent that research and brokerage services of value are received by the Advisor, the Advisor may avoid expenses that it might otherwise incur. Research and brokerage services received from a broker-dealer may be useful to the Advisor and its affiliates in providing investment management services to all or some of its clients, which includes a fund. Services received from broker-dealers that executed securities transactions for a fund will not necessarily be used by the Advisor specifically to service that fund.
Research and brokerage services provided by broker-dealers may include, but are not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Research and brokerage services are typically received in the form of written or electronic reports, access to specialized financial publications, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and meetings arranged with corporate and industry representatives.
The Advisor may also select broker-dealers and obtain from them research and brokerage services that are used in connection with executing trades provided that such services are consistent with interpretations under Section 28(e) of the 1934 Act. Typically, these services take the form of computer software and/or electronic communication services used by the Advisor to facilitate trading activity with those broker-dealers.
Research and brokerage services may include products obtained from third parties if the Advisor determines that such product or service constitutes brokerage and research as defined in Section 28(e) and interpretations thereunder. Provided a subadvisor is acting in accordance with any instructions and directions of the Advisor or the Board, the subadvisor is authorized to pay to a broker or dealer who provides third party brokerage and research services a commission for executing a portfolio transaction for a fund in excess of what another broker or dealer may charge, if the subadvisor determines in good faith that such commission was reasonable in relation to the value of the third party brokerage and research services provided by such broker or dealer.
The Advisor may use brokerage commissions to obtain certain brokerage products or services that have a mixed use (i.e., it also serves a function that does not relate to the investment decision-making process). In those circumstances, the Advisor will make a good faith judgment to evaluate the various benefits and uses to which it intends to put the mixed use product or service and will pay for that portion of the mixed use product or service that it reasonably believes does not constitute research and brokerage services with its own resources.
The Advisor will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services and may adjust its portfolio transactions policies in response thereto.
Due to European regulatory changes affecting the Advisor and certain of its affiliates, beginning in January 2018, funds (or portions thereof) subadvised by the Advisor’s European affiliates will no longer participate in the client commission arrangements described above with respect to obtaining research services. For those funds (or relevant portions thereof), the Advisor or its affiliates will pay for research services previously obtained through use of client commissions from their own assets. The Advisor and its affiliates have put into place procedures to ensure that all funds managed by the Advisor or its affiliates pay only their proportionate share of the cost of research services, as appropriate. The subadvisory agreements for the relevant funds have been modified to reflect the recent European regulatory changes.
Investment decisions for a fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a fund with those to be sold or purchased for other accounts in executing transactions. The Advisor has adopted policies and procedures that are reasonably designed to ensure that when the Advisor aggregates securities purchased or sold on behalf of accounts, the securities are allocated among the participating accounts in a manner that the Advisor believes to be fair and equitable. The Advisor may make allocations among accounts based upon a number of factors that may include, but not limited to, investment objectives and guidelines, risk tolerance, availability of other investment opportunities and available cash for investment. With respect to limited opportunities or initial public offerings, the Advisor may make allocations among accounts on a pro-rata basis with consideration given to suitability. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, a fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to a fund.
The Advisor and its affiliates and each fund's management team manage other mutual funds and separate accounts, some of which use short sales of securities as a part of its investment strategy. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Incorporated in the procedures are specific guidelines developed to ensure fair and equitable treatment for all clients. The Advisor and the investment team have established monitoring procedures and a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.
The Advisor may provide model portfolio recommendations for a variety of investment styles to clients of the Advisor and affiliates. Model portfolios may relate to the same investment strategies that are also offered or utilized through the Advisor’s discretionary accounts, including the DWS funds. The Advisor typically provides model portfolio recommendations to model portfolio programs on a non-discretionary basis; e.g., the Advisor may provide its model portfolio recommendations to third party model portfolio program sponsors (Sponsors) who then execute securities transactions on behalf of their program clients. Model portfolio related trading activity by Sponsors on behalf of their clients could potentially result in the Advisor’s discretionary clients, including the DWS funds, receiving prices that are less favorable than prices that might otherwise have been obtained absent the Sponsors’ trading activity, particularly for orders that are large in relation to a security's average daily trading volume. The Advisor intends to take reasonable steps to minimize the market impact on discretionary client accounts of orders associated with model portfolio recommendations provided to Sponsors.
Deutsche Bank AG or one of its affiliates (or in the case of a subadvisor, the subadvisor or one of its affiliates) may act as a broker for the funds and receive brokerage commissions or other transaction-related compensation from the funds in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Board, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the funds a rate consistent with that charged to comparable unaffiliated customers in similar transactions.
Portfolio Turnover. Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less.
Higher levels of activity by a fund result in higher transaction costs and may also result in the realization of taxable capital gains (including short-term gains, which generally are taxed to individuals at ordinary income rates). Purchases and sales are made whenever necessary, in the Advisor’s discretion, to meet a fund’s objective.
Portfolio Holdings Information
In addition to the public disclosure of fund portfolio holdings through required SEC quarterly filings (and monthly filings for money market funds), each fund may make its portfolio holdings information publicly available on the DWS funds’ Web site as described in a fund's prospectus. Each fund does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by a fund.
Each fund’s procedures permit non-public portfolio holdings information to be shared with DWS and its affiliates, subadvisors, if any, administrators, sub-administrators, fund accountants, custodians, sub-custodians, independent registered public accounting firms, attorneys, officers and trustees/directors and each of their respective affiliates and advisers who require access to this information to fulfill their duties to the fund and are subject to the duties of confidentiality, including the duty not to trade on non-public information, imposed by law or contract, or by a fund’s procedures. This non-public information may also be disclosed, subject to the requirements described below, to certain third parties, such as securities lending agents, financial printers, proxy voting firms, mutual fund analysts, rating and tracking agencies, and, on an ad hoc basis, transition managers, to shareholders in connection with in-kind redemptions or, in connection with investing in underlying funds, subadvisors to DWS funds of funds (Authorized Third Parties).
Prior to any disclosure of a fund’s non-public portfolio holdings information to Authorized Third Parties, a person authorized by the Board must make a good faith determination in light of the facts then known that a fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of a fund, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public and that the disclosure would be in compliance with all applicable laws and DWS’s and a subadvisor’s fiduciary duties to a fund. No compensation is received by a fund or DWS for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to the Board.

Portfolio holdings information distributed by the trading desks of DWS or a subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements. Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about a fund and information derived therefrom, including, but not limited to, how the fund’s investments are divided among various sectors, industries, countries, value and growth stocks, bonds, small, mid and large cap stocks, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings, alpha, beta, tracking error, default rate, portfolio turnover, and risk and style characteristics so long as the identity of the fund’s holdings could not be derived from such information.
Registered investment companies that are subadvised by DWS may be subject to different portfolio holdings disclosure policies, and neither DWS nor the Board exercise control over such policies. In addition, separate account clients of DWS have access to their portfolio holdings and are not subject to a fund’s portfolio holdings disclosure policy. The portfolio holdings of some of the funds subadvised by DWS and some of the separate accounts managed by DWS may substantially overlap with the portfolio holdings of a fund.
DWS also manages certain unregistered commingled trusts, the portfolio holdings of which may substantially overlap with the portfolio holdings of a fund. These trusts are not subject to a fund’s portfolio holdings disclosure policy. To the extent that investors in these commingled trusts may receive portfolio holdings information of their trust on a different basis from that on which fund portfolio holdings information is made public, DWS has implemented procedures reasonably designed to encourage such investors to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.
In addition, DWS may, from time to time, provide model portfolios to third party sponsors of model portfolio programs, which model portfolios may substantially overlap with the portfolio holdings of a fund. These model portfolios are not subject to a fund’s portfolio holdings disclosure policy. DWS has adopted procedures that require such third party sponsors to agree in writing to keep the model portfolio information confidential and to limit their use of the information to implementing their respective model portfolio programs.
There is no assurance that a fund’s policies and procedures with respect to the disclosure of portfolio holdings information will protect the fund from the potential misuse of portfolio holdings information by those in possession of that information.
Net Asset Value
Applicable to funds other than money market funds. The net asset value per share of a fund is normally computed as of the close of regular trading on the New York Stock Exchange (Exchange) on each day the Exchange is open for trading (Value Time). The Exchange is scheduled to be closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the fund because of higher expenses borne by these classes.
An equity security is valued at its most recent sale price on the security’s primary exchange or over-the-counter (OTC) market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (Calculated Mean) on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the foreign exchange or OTC market (which may sometimes be referred to by the exchange or one or more pricing agents as the “official close” or the “official closing price” or other similar term) will be considered the most recent sale price.
Debt securities are valued as follows. Money market instruments, including instruments purchased with an original or remaining maturity of 60 days or less, shall be valued based on information obtained from an approved pricing agent, or if such information is not available, the money market instruments shall be valued using the average of the most recent reliable bid quotations or evaluated prices obtained from two or more broker-dealers. Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors, including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices obtained from a broker-dealer. Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from two or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.
An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued as of the Value Time at a price supplied by an approved pricing agent, if available, and otherwise at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 pm Eastern time. If no settlement price is available, the last traded price on such exchange will be used.
If market quotations for a fund asset are not readily available or if the Advisor believes that the value of a fund asset as determined in accordance with Board-
approved procedures is unreliable, the value of the fund asset is taken to be an amount which, in the opinion of the Advisor’s Pricing Committee (or, in some cases, the Board’s Valuation Committee), represents fair market value. The value of other holdings is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Board and overseen primarily by the Advisor’s Pricing Committee.
The following paragraph applies to funds that invest in underlying mutual funds. The net asset value of each underlying DWS mutual fund is determined based upon the nature of the securities as set forth in the prospectus and statement of additional information of such underlying DWS mutual fund. Shares of each underlying DWS mutual fund in which the fund may invest are valued at the net asset value per share of each underlying DWS mutual fund as of the close of regular trading on the Exchange on each day the Exchange is open for trading. The net asset value per share of the underlying DWS mutual funds will be calculated and reported to the fund by each underlying DWS mutual fund’s accounting agent.
The following additional paragraphs apply to DWS Equity 500 Index Fund and DWS S&P 500 Index Fund (feeder funds). Each feeder fund pursues its investment objective by investing substantially all of its assets in a master portfolio—the Deutsche DWS Equity 500 Index Portfolio (Portfolio), which has the same investment objective and is subject to the same investment risks as the feeder fund.
Net asset value per share of a feeder fund is determined as of the Value Time separately for each class of shares by dividing the value of the total assets of the feeder fund (i.e., the value of the feeder fund’s investment in the Portfolio and any other assets) attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding.
As of the Value Time, the Portfolio determines its net value (i.e., the value of the Portfolio’s portfolio instruments and any other assets less all liabilities) using the valuation procedures for securities and other assets described above.
Each investor in the Portfolio, including a feeder fund, may add to or reduce its investment in the Portfolio on each day that net asset value of the feeder fund and the Portfolio are computed as described above. At the close of a Value Time, the value of each investor’s beneficial interest in the Portfolio will be determined by multiplying the net value of the Portfolio, determined as provided above, by the percentage, effective for that day, which represents that investor’s share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals, which are to be effected as of the Value Time on that day, will then be effected. The percentage of the aggregate beneficial interests in the Portfolio held by each investor in the Portfolio, including a feeder fund, will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of the investor’s investment in the Portfolio as of the Value Time on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from such investor’s investment in the Portfolio effected as of the Value Time on such day, and (ii) the denominator of which is the aggregate net value of the Portfolio, determined as provided above, as of the Value Time on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the aggregate investments in the Portfolio by all investors, including the feeder fund, in the Portfolio. The percentage so determined for a feeder fund will then be applied to determine the value of the feeder fund’s interest in the Portfolio as of the Value Time on the following day that net asset value is determined.
Applicable to money market funds other than DWS Government Money Market Series, DWS Government Cash Management Fund, DWS Government Cash Reserves Fund Institutional and DWS ESG Liquidity Fund. The net asset value (NAV) per share of a fund is calculated on each day (Valuation Day) on which the fund is open for business as of the time described in the fund’s prospectus. A fund is open for business each day the New York Stock Exchange (Exchange) is open for trading, and the fund may, but is not required to, accept certain types of purchase and redemption orders (not including exchanges) on days that the Exchange is not open or beyond an early Exchange closing time, as described in the fund’s prospectus. The Exchange is scheduled to be closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. Although there is no guarantee, a fund’s NAV per share will normally be $1.00.
A fund values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the fund would receive if it sold the instrument.
The Board has established procedures reasonably designed to stabilize a fund’s NAV per share at $1.00. Under the procedures, the Advisor will monitor and notify the Board of circumstances where a fund’s NAV per share calculated by using market valuations may deviate from the $1.00 per share calculated using amortized cost. If there were any deviation that the Board believed would result in a material dilution or unfair result for investors or existing shareholders, the Board would promptly consider what action, if any, should be initiated. Such actions could include selling assets prior to maturity to realize capital gains or losses; shortening the average maturity of a fund's portfolio; adjusting the level of dividends; redeeming shares in kind; or valuing assets based on market valuations. For example, if a fund’s net asset value per share (computed using market values) declined, or was expected to decline, below $1.00 (computed using amortized cost), the fund might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if a fund’s net asset value per share (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), a fund might supplement dividends in an effort to maintain the net asset value at $1.00 per share.
Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. In accordance with procedures approved by the Board, in the event market quotations are not readily available for certain portfolio assets the fair value of such portfolio assets will be determined in good faith by the Advisor’s Pricing Committee (or, in some cases, the Board's Valuation Committee) based upon input from the Advisor or other third parties.
The following paragraph applies to DWS ESG Liquidity Fund only. The net asset value of shares of the fund is generally calculated on each day the New York Stock Exchange is open for trading, as described in the fund’s prospectuses. Pursuant to Board approved valuation procedures, the fund generally values its portfolio instruments using information furnished by an independent pricing service or market quotations. Interactive Data Corporation serves as the primary independent pricing service for the fund. In accordance with Board approved procedures, in the event pricing service information or market quotations are not readily available for certain portfolio assets, or when the value of certain portfolio assets is believed to have been materially affected by a significant event, the fair value of such portfolio assets will be determined by the Advisor’s Pricing Committee (or, in some cases, the Board's Valuation Committee). In accordance with its procedures, the fund will typically value newly acquired securities at cost on date of acquisition, and thereafter using information furnished by an independent pricing service.
Applicable to the following money market funds (each, a fund): DWS Government Money Market Series, DWS Government Cash Management Fund and DWS Government Cash Reserves Fund Institutional. Each of these funds pursues its investment objective by investing substantially all of its assets in a master portfolio—the Government Cash Management Portfolio (Portfolio), which has the same investment objective and is subject to the same investment risks as a fund. The net asset value (NAV) per share of a fund is calculated on each day (Valuation Day) on which a fund is open for business as of the time described in a fund’s prospectus. The fund is open for business each day the New York Stock Exchange (Exchange) is open for trading, and the fund may, but is not required to, accept certain types of purchase and redemption orders (not including exchanges) on days that the Exchange is not open or beyond an early Exchange closing time, as described in a fund’s prospectus. The Exchange is scheduled to be closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the fund (i.e., the value of a fund’s investment in the Portfolio and any other assets) attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. Although there is no guarantee, a fund’s NAV per share will normally be $1.00.
On each Valuation Day, the Portfolio determines its net value (i.e., the value of the Portfolio’s portfolio instruments and any other assets less all liabilities). The Portfolio values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument.
Each investor in the Portfolio, including a fund, may add to or reduce its investment in the Portfolio on each Valuation Day. At the close of each such Valuation Day, the value of each investor’s beneficial interest in the Portfolio will be determined by multiplying the net value of the Portfolio, as determined by amortized cost, by the percentage, effective for that day, which represents that investor’s share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals, which are to be effected as of the close of business on that day, will then be effected. The percentage of the aggregate beneficial interests in the Portfolio held by each investor in the Portfolio, including a fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of the investor’s investment in the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from such investor’s investment in the Portfolio effected as of the close of business on such day, and (ii) the denominator of which is the aggregate net value of the Portfolio, as determined by amortized cost, as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the aggregate investments in the Portfolio by all investors, including a fund, in the Portfolio. The percentage so determined for a fund will then be applied to determine the value of a fund’s interest in the Portfolio as of the close of the following Valuation Day.

The Board has established procedures reasonably designed to stabilize a fund’s NAV per share at $1.00. Under the procedures, the Advisor will monitor and notify the Board of circumstances where a fund’s NAV per share calculated based on valuing the fund’s investment in the Portfolio and the fund’s other assets using market valuations may deviate from the $1.00 per share calculated based on valuing a fund’s investment in the Portfolio and a fund’s other assets using amortized cost. If there were any deviation that the Board believed would result in a material dilution or unfair result for investors or existing shareholders, the Board would promptly consider what action, if any, should be initiated. Such actions could include selling assets prior to maturity to realize capital gains or losses; shortening average maturity of the investment portfolio; adjusting the level of dividends; redeeming shares in kind; or valuing assets based on market valuations. For example, if a fund’s net asset value per share (computed using market values) declined, or was expected to decline, below $1.00 (computed using amortized cost), the fund might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if a fund’s net asset value per share (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), a fund might supplement dividends in an effort to maintain the net asset value at $1.00 per share. Because a fund invests substantially all of its assets in the Portfolio, certain of these actions could be implemented at the Portfolio level at the discretion of its Board.
Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. In accordance with procedures approved by the Board, in the event market quotations are not readily available for certain portfolio assets the fair value of such portfolio assets will be determined in good faith by the Advisor’s Pricing Committee (or, in some cases, the Board's Valuation Committee) based upon input from the Advisor or other third parties.
Proxy Voting Policy and Guidelines
Each fund has delegated proxy voting responsibilities to the Advisor, subject to the Board’s general oversight. A fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the fund’s best economic interests. The Advisor has adopted its own Proxy Voting Policy and Guidelines (Policy) for this purpose. The Policy addresses, among other things, conflicts of interest that may arise between the interests of a fund, and the interests of the Advisor and its affiliates, including a fund’s principal underwriter. The Policy is included in Part II—Appendix II-I.
You may obtain information about how a fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the SEC’s Web site at www.sec.gov or by visiting our Web site at dws.com/en-us/resources/proxy-voting.
Miscellaneous
A fund’s prospectus(es) and this SAI omit certain information contained in the Registration Statement which a fund has filed with the SEC under the Securities Act of 1933 (“1933 Act”) and reference is hereby made to the Registration Statement for further information with respect to a fund and the securities offered hereby.
Ratings Of Investments
Bonds and Commercial Paper Ratings
Set forth below are descriptions of ratings which represent opinions as to the quality of the securities. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.
If a fixed income security is rated differently among the three major ratings agencies (i.e., Moody’s Investor Services, Inc., Fitch Investors Services, Inc., and S&P Global Ratings), portfolio management would rely on the highest credit rating for purposes of the fund’s investment policies.
Moody’s Investors Service, Inc. Global Long-Term Rating Scale
Moody’s long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Aaa Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B Obligations rated B are considered speculative and are subject to high credit risk.
Caa Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.
By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
Moody’s Investors Service, Inc. Global Short-Term Rating Scale
Moody’s short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.
Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:
P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Moody’s Investors Service, Inc. US Municipal Short-Term Debt and Demand Obligation Ratings
Short-Term Obligation Ratings
The Municipal Investment Grade (MIG) scale is used to rate US municipal bond anticipation notes of up to five years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.
MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
Demand Obligation Ratings
In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (VMIG) scale.
The rating transitions on the VMIG scale differ from those on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer's long-term rating drops below investment grade.
VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 2 This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 3 This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
SG This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.
S&P Global Ratings Long-Term Issue Credit Ratings
Investment Grade
AAA An obligation rated 'AAA' has the highest rating assigned by S&P Global Ratings. The obligor's capacity to meet its financial commitments on the obligation is extremely strong.
AA An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitments on the obligation is very strong.
A An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitments on the obligation is still strong.
BBB An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.
Speculative Grade
Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.
BB An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitments on the obligation.
B An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitments on the obligation.
CCC An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.
CC An obligation rated 'CC' is currently highly vulnerable to nonpayment. The 'CC' rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.
C An obligation rated 'C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.
D An obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to 'D' if it is subject to a distressed exchange offer.
Plus (+) or Minus (-) Ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.
S&P Global Ratings Short-Term Issue Credit Ratings
A-1 A short-term obligation rated 'A-1' is rated in the highest category by S&P Global Ratings. The obligor's capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments on these obligations is extremely strong.
A-2 A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitments on the obligation is satisfactory.
A-3 A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.
B A short-term obligation rated 'B' is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitments.
C A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
D A short-term obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to 'D' if it is subject to a distressed exchange offer.
SPUR (S&P Underlying Rating) A SPUR is an opinion about the stand-alone capacity of an obligor to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it. These ratings are published only at the request of the debt issuer or obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue. S&P Global Ratings maintains surveillance of an issue with a published SPUR.
S&P Global Ratings Municipal Short-Term Note Ratings
An S&P Global Ratings US municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
Note rating symbols are as follows:
SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3 Speculative capacity to pay principal and interest.
D ‘D’ is assigned upon failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.
S&P Global Ratings Dual Ratings
Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, 'AAA/A-1+' or 'A-1+/A-1'). With US municipal short-term demand debt, the US municipal short-term note rating symbols are used for the first component of the rating (for example, 'SP-1+/A-1+').
S&P Global Market Intelligence Earnings and Dividend Rankings for Common Stocks
S&P Global Market Intelligence, an affiliate of S&P Global Ratings, has provided Earnings and Dividend Rankings, commonly referred to as Quality Rankings, on common stocks since 1956. Quality Rankings reflect the long-term growth and stability of a company’s earnings and dividends.
The Quality Rankings System attempts to capture the long-term growth and stability of earnings and dividends record in a single system. In assessing Quality Rankings, S&P Global Market Intelligence recognizes that earnings and dividend performance is the end result of the interplay of various factors such as products and industry position, corporate resources and financial policy. Over the long run, the record of earnings and dividend performance has a considerable bearing on the relative quality of stocks.
The rankings, however, do not profess to reflect all of the factors, tangible or intangible, that bear on stock quality.
The rankings are generated by a computerized system and are based on per-share earnings and dividend records of the most recent 10 years – a period long enough to measure significant secular (long-term) growth, capture indications of changes in trend as they develop, encompass the full peak-to-peak range of the business cycle, and include a bull and a bear market. Basic scores are computed for earnings and dividends, and then adjusted as indicated by a set of predetermined modifiers for change in the rate of growth, stability within long-term trends, and cyclicality. Adjusted scores for earnings and dividends are then combined to yield a final ranking.
The ranking system makes allowance for the fact that corporate size generally imparts certain advantages from an investment standpoint. Conversely, minimum size limits (in sales volume) are set for the various rankings. However, the system provides for making exceptions where the score reflects an outstanding earnings and dividend record. The following table shows the letter classifications and brief descriptions of Quality Rankings.
A+	Highest	B+	Average	C	Lowest
A	High	B	Below Average	D	In Reorganization
A–	Above Average	B–	Low	LIQ	Liquidation

The ranking system grants some exceptions to the pure quantitative rank. Thus, if a company has not paid any dividend over the past 10 years, it is very unlikely that it will rank higher than A-. In addition, companies may receive a bonus score based on their sales volume. If a company omits a dividend on preferred stock, it will receive a rank of no better than C that year. If a company pays a dividend on the common stock, it is highly unlikely that the rank will be below B-, even if it has incurred losses. In addition, if a company files for bankruptcy, the model’s rank is automatically changed to D.

Fitch Ratings Long-Term Ratings
Investment Grade
AAA: Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB: Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.
Speculative Grade
BB: Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.
B: Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC: Substantial credit risk. Default is a real possibility.
CC: Very high levels of credit risk. Default of some kind appears probable.
C: Near default. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:
a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;
c. the formal announcement by the issuer or their agent of a distressed debt exchange;
d. a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.
RD: Restricted default. ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced:
an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and has not otherwise ceased operating.
This would include:
i. the selective payment default on a specific class or currency of debt;
ii. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;
iii. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; ordinary execution of a distressed debt exchange on one or more material financial obligations.
D: Default. ‘D’ ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business.
Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

In all cases, the assignment of a default rating reflects Fitch’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.
Within rating categories, Fitch may use modifiers. The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. For example, the rating category ‘AA’ has three notch-specific rating levels (‘AA+’; ‘AA’; ‘AA–‘; each a rating level). Such suffixes are not added to ‘AAA’ ratings and ratings below the ‘CCC’ category. For the short-term rating category of ‘F1’, a ‘+’ may be appended.
Fitch Ratings Short-Term Ratings
F1: Highest Short-Term Credit Quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2: Good Short-Term Credit Quality. Good intrinsic capacity for timely payment of financial commitments.
F3: Fair Short-Term Credit Quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B: Speculative Short-Term Credit Quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C: High Short-Term Default risk. Default is a real possibility.
RD: Restricted Default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Part II: Appendix II-A—Board Members and Officers
Identification and Background
The following table presents certain information regarding the Board Members of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Board Member that is not an “interested person” (as defined in the 1940 Act) of the Trust/Corporation or the Advisor (each, an “Independent Board Member”) is Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.
Independent Board Members
Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served(1)	Business Experience and Directorships During the Past 5 Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986); Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011-2012)	82	-
John W. Ballantine (1946) Board Member since 1999	Retired; formerly: Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996); former Directorships: Director and Chairman of the Board, Healthways Inc.(2) (population well-being and wellness services) (2003-2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International; Public Radio International. Not-for-Profit Director/Trustee: Palm Beach Civic Assn.; Window to the World Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago	82	Portland General Electric(2) (utility company) (2003-present)

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served(1)	Business Experience and Directorships During the Past 5 Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); Massachusetts Humane Society; Overseer of the New England Conservatory; former Directorships: Becton Dickinson and Company(2) (medical technology company); Belo Corporation(2) (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston); American Documentary, Inc. (public media)	82
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge (law firm) (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978-1988); Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007-2015); Sun Capital Advisers Trust (mutual funds) (2007-2012); Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	82	-
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (since July 1972); Director, The Wharton Financial Institutions Center (since 1994); formerly: Vice Dean and Director, Wharton Undergraduate Division (1995-2000) and Director, The Lauder Institute of International Management Studies (2000-2006); Member FDIC Systemic Risk Advisory Committee since 2011, member Systemic Risk Council since 2012 and member of the Advisory Board of the Yale Program on Financial Stability since 2013; Formerly Co-Chair of the Shadow Financial Regulatory Committee (2003-2015), Executive Director of The Financial Economists Roundtable (2008-2015), Director of The Thai Capital Fund (2007-2013), Director of The Aberdeen Singapore Fund (2007-2018), and Nonexecutive Director of Barclays Bank DE (2010-2018)	82	Director, Aberdeen Japan Fund (since 2007)

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served(1)	Business Experience and Directorships During the Past 5 Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously: Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	82	-
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994-present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Director, Viasys Health Care(2) (January 2007-June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994-2012)	82	Director, Becton Dickinson and Company(2) (medical technology company) (2012-present); Director, BioTelemetry Inc.(2) (healthcare) (2009-present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation(2) (telecommunications) (November 1989-September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998-2012)	82	-
Jean Gleason Stromberg (1943) Board Member since 1997	Retired; formerly: Consultant (1997-2001); Director, Financial Markets US Government Accountability Office (1996-1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978-1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000-2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	82	-

Officers(4)
Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served(5)	Business Experience and Directorships During the Past 5 Years
Hepsen Uzcan(6) (1974) President and Chief Executive Officer, 2017-present	Managing Director(3), DWS; Secretary, DWS USA Corporation (since March 2018); Assistant Secretary, DWS Distributors, Inc.(since June 25, 2018); Director and Vice President, DWS Service Company (since June 25, 2018); Assistant Secretary, DWS Investment Management Americas, Inc. (since June 25, 2018); and Director and President, DB Investment Managers, Inc. (since June 25, 2018); formerly: Vice President for the Deutsche funds (2016-2017); Assistant Secretary for the DWS funds (2013-2019)
John Millette(8) (1962) Vice President and Secretary, 1999-present	Director(3), DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015-present); and Director and Vice President, DWS Trust Company (2016-present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015-2017)

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served(5)	Business Experience and Directorships During the Past 5 Years
Diane Kenneally(8)(9) (1966) Chief Financial Officer and Treasurer (since 2018)	Director(3), DWS; formerly: Assistant Treasurer for the DWS funds (2007-2018)
Paul Antosca(8) (1957) Assistant Treasurer, 2007-present	Director(3), DWS
Sheila Cadogan(8) (1966) Assistant Treasurer, 2017-present	Director(3), DWS; Director and Vice President, DWS Trust Company (since 2018)
Scott D. Hogan(8) (1970) Chief Compliance Officer, 2016-present	Director(3), DWS
Caroline Pearson(8) (1962) Chief Legal Officer, 2010-present	Managing Director(3), DWS; formerly: Secretary, Deutsche AM Distributors, Inc. (2002-2017); and Secretary, Deutsche AM Service Company (2010-2017)
Wayne Salit(7) (1967) Anti-Money Laundering Compliance Officer, 2014-present	Director(3), Deutsche Bank; and AML Officer, DWS Trust Company; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011-2014); and Director, AML Compliance Officer at Deutsche Bank (2004-2011)
Ciara Crawford(10) (1984) Assistant Secretary, since February 8, 2019	Associate, DWS (since 2015); previously, Legal Assistant at Accelerated Tax Solutions.

(1)	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
(2)	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
(3)	Executive title, not a board directorship.
(4)	As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
(5)	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
(6)	Address: 345 Park Avenue, New York, New York 10154.
(7)	Address: 60 Wall Street, New York, New York 10005.
(8)	Address: One International Place, Boston, Massachusetts 02110.
(9)	Appointed Chief Financial Officer and Treasurer effective July 2, 2018.
(10)	Address: 5022 Gate Parkway, Suite 400, Jacksonville, FL 32256.
Certain officers hold similar positions for other investment companies for which DIMA or an affiliate serves as the Advisor.
Officer’s Role with Principal Underwriter: DWS Distributors, Inc.
Hepsen Uzcan:	Assistant Secretary

Board Member Qualifications
The Nominating and Governance Committee is responsible for recommending proposed nominees for election to the full Board for its approval. In recommending the election of the current Board Members, the Committee generally considered the educational, business and professional experience of each Board Member in determining his or her qualifications to serve as a Board Member, including the Board Member's record of service as a director or trustee of public and private organizations. In the case of most Board Members, this included their many years of previous service as a trustee of certain of the DWS funds. This previous service has provided these Board Members with a valuable understanding of the history of the DWS funds and the DIMA organization and has also served to demonstrate their high level of diligence and commitment to the interests of fund shareholders and their ability to work effectively and collegially with other members of the Board. The Committee also considered, among other factors, the particular attributes described below with respect to the various individual Board Members:

John W. Ballantine—Mr. Ballantine's experience in banking, financial risk management and investments acquired in the course of his service as a senior executive of a major US bank.
Henry P. Becton, Jr.—Mr. Becton's professional training and experience as an attorney, his experience as the chief executive officer of a major public media company and his experience as lead director of two NYSE companies, including his service at various times as the chair of the audit, compensation and nominating committees of one or both of such boards.
Dawn-Marie Driscoll—Ms. Driscoll's professional training and experience as an attorney, her expertise as a consultant, professor and author on the subject of business ethics, her service as a member of the executive committee of the Independent Directors Council of the Investment Company Institute and her experience as a director of an insurance company serving the mutual fund industry.
Keith R. Fox—Mr. Fox's experience as the chairman and a director of various private operating companies and investment partnerships and his experience as a director and audit committee member of several public companies. In addition, he holds the Chartered Financial Analyst designation.
Richard J. Herring—Mr. Herring's experience as a professor of finance at a leading business school and his service as an advisor to various professional and governmental organizations.
William McClayton—Mr. McClayton's professional training and experience in public accounting, including his service as a senior partner of a major public accounting firm focusing on financial markets companies and his service as a senior executive of a public management consulting firm.
Rebecca W. Rimel—Ms. Rimel's experience on a broad range of public policy issues acquired during her service as the executive director of a major public charity and her experience as a director of several public companies.
William N. Searcy, Jr.—Mr. Searcy's experience as an investment officer for various major public company retirement plans, which included evaluation of unaffiliated investment advisers and supervision of various administrative and accounting functions.
Jean Gleason Stromberg—Ms. Stromberg's professional training and experience as an attorney specializing in federal securities law, her service in a senior position with the SEC and the US Government Accountability Office and her experience as a director and audit committee member of several major non-profit organizations.

Part II: Appendix II-B—Portfolio Management Compensation
For funds advised by DWS Investment Management Americas, Inc. or its Affiliates
Each fund is managed by a team of investment professionals who each play an important role in a fund’s management process. Team members work together to develop investment strategies and select securities for a fund. This team works for the Advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The Advisor or its affiliates believe(s) its team approach benefits investors by bringing together many disciplines and leveraging its extensive resources. Team members with primary responsibility for management of a fund, as well as team members who have other ongoing management responsibilities for a fund, are identified in each fund’s prospectus, as of the date of a fund’s prospectus. Composition of the team may change over time, and shareholders and investors will be notified of changes affecting individuals with primary fund management responsibility.
Compensation of Portfolio Managers
The Advisor and its affiliates are part of DWS. The brand DWS represents DWS Group GmbH & Co. KGaA (“DWS Group”) and any of the subsidiaries such as DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services. DWS seeks to offer its investment professionals competitive short-term and long-term compensation based on continuous, above average, fund performance relative to the market. This includes measurement of short and long-term performance against industry and portfolio benchmarks. As employees of DWS, portfolio managers are paid on a total compensation basis, which includes Fixed Pay (base salary) and Variable Compensation, as follows:
•	Fixed Pay (FP) is the key and primary element of compensation for the majority of DWS employees and reflects the value of the individual’s role and function within the organization. It rewards factors that an employee brings to the organization such as skills and experience, while reflecting regional and divisional (i.e. DWS) specifics. FP levels play a significant role in ensuring competitiveness of the Advisor and its affiliates in the labor market, thus benchmarking provides a valuable input when determining FP levels.
•	Variable Compensation (VC) is a discretionary compensation element that enables the Advisor and its affiliates to provide additional reward to employees for their performance and behaviors, while reflecting DWS affordability and the financial situation of Deutsche Bank AG (the “Bank”) and DWS. VC aims to:
Recognize that every employee contributes to the DWS Group’s success through the DWS Group and/or Bank component of VC (Group Component),
Reflect individual performance, investment performance, behaviors and culture through discretionary individual VC (Individual Component), and
Reward outstanding contributions at the junior levels through the discretionary Recognition Award.
Employee seniority as well as divisional and regional specifics determine which VC elements are applicable for a given employee and the conditions under which they apply. Both Group and Individual Components may be awarded in shares or other share-based instruments and other deferral arrangements.
•	VC can be delivered via cash, restricted equity awards, and/or restricted incentive awards or restricted compensation. Restricted compensation may include:
•	notional fund investments
•	restricted equity, notional equity,
•	restricted cash, or
•	such other form as DWS may decide in its sole discretion.

•	VC comprises a greater proportion of total compensation as an employee’s seniority and total compensation level increase. Proportion of VC delivered via a long-term incentive award, which is subject to clawback, will increase significantly as the amount of the VC increases.
•	For key investment professionals, in particular, a portion of any long-term incentives will be in the form of notional investments aligned, where possible, to the funds they manage.
In general, each of the Advisor and its advisory affiliates seek to offer its investment professionals competitive short-term and long-term compensation based on continuous, above average, fund performance relative to the market. This includes measurement of short and long-term performance against industry and portfolio benchmarks. To evaluate its investment professionals in light of and consistent with the compensation principles set forth above, the Advisor and its affiliates review investment performance for all accounts managed in relation to the appropriate Morningstar peer group universe with respect to a fund, iMoneyNet peer group with respect to a money market fund or relevant benchmark index(es) set forth in the governing documents with respect to each other account type. The ultimate goal of this process is to evaluate the degree to which investment professionals deliver investment performance that meets or exceeds their clients’ risk and return objectives. When determining total compensation, the Advisor and its affiliates consider a number of quantitative, qualitative and other factors:
•	Quantitative measures (e.g. one-, three- and five-year pre-tax returns versus the appropriate Morningstar peer group universe for a fund, or versus the appropriate iMoneyNet peer group for a money market fund or relevant benchmark index(es) set forth in the governing documents with respect to each other account type, taking risk targets into account) are utilized to measure performance.
•	Qualitative measures (e.g. adherence to, as well as contributions to, the enhancement of the investment process) are included in the performance review.
•	Other factors (e.g. non-investment related performance, teamwork, adherence to compliance rules, risk management and “living the values” of the Advisor and its affiliates) are included as part of a discretionary component of the review process, giving management the ability to consider additional markers of performance on a subjective basis.
Conflicts
Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:
•	Certain investments may be appropriate for a fund and also for other clients advised by the Advisor, including other client accounts managed by a fund’s portfolio management team. Investment decisions for a fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for a fund may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by a fund. Purchase and sale orders for a fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a fund and the other clients.

•	To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.
•	In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.
•	The Advisor and its affiliates and the investment team of a fund may manage other mutual funds and separate accounts on a long only or a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these and other potential conflicts of interest. Included in these procedures are specific guidelines developed to provide fair and equitable treatment for all clients whose accounts are managed by each fund’s portfolio management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.
Because the Advisor is majority owned by the Bank, a multi-national financial services company, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since the Bank, its affiliates, directors, officers and employees (the “Firm”) are engaged in businesses and have interests in addition to managing asset management accounts, such wide ranging activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients’ advisory accounts. The Advisor may take investment positions in securities in which other clients or related persons within the Firm have different investment positions. There may be instances in which the Advisor is purchasing or selling for its client accounts, or pursuing an outcome in the context of a workout or restructuring with respect to, securities in which the Firm is undertaking the same or differing strategy in other businesses or other client accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor’s advisory clients, including the Fund. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to a fund’s Board.
For funds advised by Northern Trust Investments, Inc. (NTI)
Compensation
The compensation for the portfolio managers of the funds is based on the competitive marketplace and consists of a fixed base salary plus a variable annual cash incentive award. In addition, non-cash incentives, such as stock options or restricted stock of Northern Trust Corporation, may be awarded from time to time. The annual incentive award is discretionary and is based on a quantitative and qualitative evaluation of each portfolio manager’s investment performance and contribution to his or her respective team plus the financial performance of the investment business unit and Northern Trust Corporation as a whole. The annual incentive award is not based on performance of the funds or the amount of assets held in the funds. Moreover, no material differences exist between the compensation structure for fund accounts and other types of accounts.

Conflicts
NTI’s portfolio managers are often responsible for managing one or more funds, as well as other client accounts, including mutual funds, separate accounts and other pooled investment vehicles. A portfolio manager may manage various client accounts that may have materially higher or lower fee arrangement than the funds. The side-by-side management of these accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. In addition, while portfolio managers generally only manage accounts with similar investment strategies, it is possible that due to varying investment restrictions among accounts that certain investments are made for some accounts and not others or conflicting investment positions could be taken among accounts. Some portfolio managers may be dual officers of one or more NTI affiliates and undertake investment advisory duties for the affiliates. The portfolio managers have a responsibility to manage all client accounts in a fair and equitable manner. NTI seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, NTI has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.
NTI manages its client accounts consistent with applicable law and follows its own policies and procedures that are reasonably designed to treat clients fairly and to prevent any client or group of clients from being systematically favored or disadvantaged.
From time to time securities to be sold on behalf of a client may be suitable for purchase by another client. In such instances, if NTI determines in good faith that the transaction is in the best interest of each client, it may arrange for the securities to be crossed between client accounts at an independently determined fair market value and in compliance with the 1940 Act, if applicable. Cross-trades present conflicts of interest, as there may be an incentive for NTI to favor one client to the disadvantage of another. Cross-trades are only effected as permitted under applicable law and regulation and consistent with the client’s guidelines, with any restrictions. NTI does not receive fees or commissions for these transactions. In addition, NTI and the funds have adopted policies on cross-trades that may be effected between the funds and another client account. NTI conducts periodic reviews of trades for consistency with these policies.
Receipt of research from brokers who execute client transactions involves conflicts of interest. To the extent that NTI uses commissions to obtain research services for NTI, NTI will receive a benefit as it will not have to pay for the research, products or services itself. NTI may, therefore, have an incentive to select or recommend a broker-dealer based on its interest in receiving research rather than in obtaining the lowest commission rate on the transaction. NTI may also obtain research services from brokerage commissions incurred by client accounts that may not directly benefit such client accounts. Similarly, clients may benefit from research even if trades placed on their behalf did not contribute to the compensation of the broker-dealer providing such research. NTI does not seek to allocate research services to client accounts proportionately to the commissions that the client accounts generate.
Also, NTI may receive products and services that are mixed use. In these cases, NTI will use commissions to pay only for the eligible portion of the product or service that assists NTI in the investment decision making process. Any ineligible portion of the product will be paid directly by NTI. NTI makes a good faith effort to reasonably allocate such items and keep records of such allocations although clients should be aware of the potential conflicts of interest.

Part II: Appendix II-C—Fee Rates of Service Providers
Fees payable to DIMA for investment management services.
The management fee(s) for each fund, at the annual percentage rate of daily net assets, are indicated below:
Fund Name	Management Fee Rate
Tax-Free Income Funds
DWS California Tax-Free Income Fund	First $250 million 0.450% Next $750 million 0.420% Next $1.5 billion 0.400% Next $2.5 billion 0.380% Next $2.5 billion 0.350% Next $2.5 billion 0.330% Next $2.5 billion 0.310% Thereafter 0.300%
DWS Intermediate Tax-Free Fund	0.315%
DWS Managed Municipal Bond Fund	First $250 million 0.365% Next $750 million 0.345% Next $1.5 billion 0.325% Next $2.5 billion 0.315% Next $2.5 billion 0.295% Next $2.5 billion 0.275% Next $2.5 billion 0.255% Thereafter 0.235%
DWS Massachusetts Tax-Free Fund	First $250 million 0.450% Next $750 million 0.420% Next $1.5 billion 0.400% Next $2.5 billion 0.380% Next $2.5 billion 0.350% Next $2.5 billion 0.330% Next $2.5 billion 0.310% Thereafter 0.300%
DWS New York Tax-Free Income Fund	First $250 million 0.450% Next $750 million 0.420% Next $1.5 billion 0.400% Next $2.5 billion 0.380% Next $2.5 billion 0.350% Next $2.5 billion 0.330% Next $2.5 billion 0.310% Thereafter 0.300%
DWS Short-Term Municipal Bond Fund	First $500 million 0.400% Next $500 million 0.385% Next $1.0 billion 0.370% Thereafter 0.355%
DWS Strategic High Yield Tax-Free Fund	First $300 million 0.515% Next $200 million 0.465% Next $500 million 0.440% Next $500 million 0.420% Next $500 million 0.410% Thereafter 0.400%

Fund Name	Management Fee Rate
Taxable Fixed-Income Funds
DWS Emerging Markets Fixed Income Fund	0.590%
DWS Fixed Income Opportunities Fund	First $500 million 0.400% Next $500 million 0.385% Next $1.0 billion 0.370% Thereafter 0.355%
DWS Floating Rate Fund	First $1.0 billion 0.650% Next $1.5 billion 0.635% Next $2.5 billion 0.610% Next $2.5 billion 0.585% Next $2.5 billion 0.560% Thereafter 0.550%
DWS Global High Income Fund	0.40%
DWS GNMA Fund	First $1 billion 0.315% Next $1.5 billion 0.310% Next $2.5 billion 0.300% Next $2.5 billion 0.280% Next $2.5 billion 0.260% Next $2.5 billion 0.240% Thereafter 0.220%
DWS ESG Global Bond Fund	0.31%
DWS High Income Fund	First $250 million 0.480% Next $750 million 0.450% Next $1.5 billion 0.430% Next $2.5 billion 0.410% Next $2.5 billion 0.380% Next $2.5 billion 0.360% Next $2.5 billion 0.340% Thereafter 0.320%
DWS Multisector Income Fund	First $250 million 0.480% Next $750 million 0.450% Next $1.5 billion 0.430% Next $2.5 billion 0.410% Next $2.5 billion 0.380% Next $2.5 billion 0.360% Next $2.5 billion 0.340% Thereafter 0.320%
DWS Short Duration Fund	First $1.5 billion 0.365% Next $500 million 0.340% Next $1.0 billion 0.315% Next $1.0 billion 0.300% Next $1.0 billion 0.285% Next $1.0 billion 0.270% Thereafter 0.255%
DWS Short Duration High Income Fund	0.40%

Fund Name	Management Fee Rate
DWS Total Return Bond Fund	First $1.5 billion 0.400% Next $1.75 billion 0.385% Next $1.75 billion 0.370% Next $2.5 billion 0.355% Next $2.5 billion 0.345% Next $2.5 billion 0.325% Thereafter 0.315%
Asset Allocation Funds
DWS Global Income Builder Fund	First $1.5 billion 0.370% Next $500 million 0.345% Next $1.5 billion 0.310% Next $2.0 billion 0.300% Next $2.0 billion 0.290% Next $2.5 billion 0.280% Next $2.5 billion 0.270% Thereafter 0.260%
DWS Multi-Asset Conservative Allocation Fund	(a) 0.100% of the fund’s average daily net assets invested in exchange traded funds and mutual funds; and (b) 0.550% of the Fund’s average daily net assets not covered in (a) above(1)
DWS Multi-Asset Global Allocation Fund	(a) 0.100% of the fund’s average daily net assets invested in exchange traded funds and mutual funds; and (b) 0.650% of the Fund’s average daily net assets not covered in (a) above(1)
DWS Multi-Asset Moderate Allocation Fund	(a) 0.100% of the fund’s average daily net assets invested in exchange traded funds and mutual funds; and (b) 0.550% of the Fund’s average daily net assets not covered in (a) above(1)
Real Assets Funds
DWS Enhanced Commodity Strategy Fund	First $500 million 0.950% Next $500 million 0.900% Next $500 million 0.850% Next $1 billion 0.825% Next $1 billion 0.800% Next $1.5 billion 0.775% Thereafter 0.750%

Fund Name	Management Fee Rate
DWS RREEF Global Infrastructure Fund	First $2.0 billion 0.900% Next $2.0 billion 0.875% Next $2.0 billion 0.825% Next $2.0 billion 0.775% Thereafter 0.750%
DWS RREEF Global Real Estate Securities Fund	First $1.0 billion 0.700% Thereafter 0.675%
DWS RREEF MLP & Energy Infrastructure Fund	0.80%
DWS RREEF Real Assets Fund	First $500 million 0.800% Next $1.5 billion 0.785% Thereafter 0.775%
DWS RREEF Real Estate Securities Fund	First $100 million 0.565% Next $100 million 0.465% Next $100 million 0.415% Thereafter 0.365%
U.S. Equity Funds
DWS Capital Growth Fund	First $250 million 0.495% Next $750 million 0.465% Next $1.5 billion 0.445% Next $2.5 billion 0.425% Next $2.5 billion 0.395% Next $2.5 billion 0.375% Next $2.5 billion 0.355% Thereafter 0.335%
DWS Communications Fund	First $100 million 1.000% Next $100 million 0.900% Next $100 million 0.850% Next $200 million 0.800% Next $500 million 0.730% Next $500 million 0.680% Thereafter 0.650%
DWS Core Equity Fund	First $250 million 0.365% Next $750 million 0.360% Next $1.5 billion 0.355% Next $5.0 billion 0.345% Next $5.0 billion 0.335% Next $5.0 billion 0.325% Thereafter 0.300%
DWS CROCI® U.S. Fund	First $1.5 billion 0.425% Next $500 million 0.400% Next $1.0 billion 0.375% Next $1.0 billion 0.350% Next $1.0 billion 0.325% Thereafter 0.300%

Fund Name	Management Fee Rate
DWS CROCI® Equity Dividend Fund	First $250 million 0.630% Next $750 million 0.600% Next $1.5 billion 0.580% Next $2.5 billion 0.560% Next $2.5 billion 0.530% Next $2.5 billion 0.520% Next $2.5 billion 0.510% Thereafter 0.500%(2)
DWS Health and Wellness Fund	First $500 million 0.765% Thereafter 0.715%
DWS Large Cap Focus Growth Fund	First $1.5 billion 0.615% Next $500 million 0.565% Thereafter 0.515%
DWS Mid Cap Value Fund	First $250 million 0.750% Next $250 million 0.720% Next $2.0 billion 0.700% Next $1.5 billion 0.680% Thereafter 0.660%(2)
DWS Small Cap Core Fund	First $250 million 0.650% Next $250 million 0.620% Next $500 million 0.615% Next $4.0 billion 0.565% Next $2.5 billion 0.550% Next $2.5 billion 0.540% Next $2.5 billion 0.530% Thereafter 0.520%(2)
DWS Small Cap Growth Fund	First $500 million 0.650% Next $1 billion 0.600% Next $2.5 billion 0.550% Next $2.5 billion 0.540% Next $2.5 billion 0.530% Next $2.5 billion 0.520% Thereafter 0.510%
DWS Science and Technology Fund	First $250 million 0.480% Next $750 million 0.450% Next $1.5 billion 0.430% Next $2.5 billion 0.410% Next $2.5 billion 0.380% Next $2.5 billion 0.360% Next $2.5 billion 0.340% Thereafter 0.320%
Index-Related Funds
DWS EAFE® Equity Index Fund	0.250%
DWS Equity 500 Index Fund	0.000%(3)
Deutsche DWS Equity 500 Index Portfolio	0.050%
DWS S&P 500 Index Fund	0.000%(3)
DWS U.S. Multi-Factor Fund	0.150%
International/Global Equity Funds

Fund Name	Management Fee Rate
DWS CROCI® International Fund	First $2.5 billion 0.565% Next $2.5 billion 0.545% Next $5.0 billion 0.525% Next $5.0 billion 0.515% Thereafter 0.465%
DWS Emerging Markets Equity Fund	0.700%
DWS European Equity Fund	0.65%
DWS Global Macro Fund	0.60%
DWS Global Small Cap Fund	0.80%
DWS International Growth Fund	0.62%
DWS Latin America Equity Fund	First $400 million 1.165% Next $400 million 1.065% Thereafter 0.965%
DWS World Dividend Fund	First $250 million 0.665% Next $750 million 0.635% Next $1.5 billion 0.615% Next $2.5 billion 0.595% Next $2.5 billion 0.565% Next $2.5 billion 0.555% Next $2.5 billion 0.545% Thereafter 0.535%
Insurance/Annuity Funds
DWS Alternative Asset Allocation VIP	0.200%(4)
DWS Bond VIP	First $250 million 0.390% Next $750 million 0.365% Thereafter 0.340%
DWS Capital Growth VIP	First $250 million 0.390% Next $750 million 0.365% Thereafter 0.340%
DWS Core Equity VIP	First $250 million 0.390% Next $750 million 0.365% Thereafter 0.340%
DWS CROCI® International VIP	First $500 million 0.790% Thereafter 0.640%
DWS CROCI® U.S. VIP	First $250 million 0.650% Next $750 million 0.625% Next $1.5 billion 0.600% Next $2.5 billion 0.575% Next $2.5 billion 0.550% Next $2.5 billion 0.525% Next $2.5 billion 0.500% Thereafter 0.475%
DWS Equity 500 Index VIP	First $1 billion 0.200% Next $1 billion 0.175% Thereafter 0.150%

Fund Name	Management Fee Rate
DWS Global Equity VIP	First $1.5 billion 0.650% Next $1.75 billion 0.635% Next $1.75 billion 0.620% Thereafter 0.605%
DWS Global Income Builder VIP	First $250 million 0.370% Next $750 million 0.345% Thereafter 0.310%
DWS Global Small Cap VIP	0.80%
DWS Government & Agency Securities VIP	First $250 million 0.450% Next $750 million 0.430% Next $1.5 billion 0.410% Next $2.5 billion 0.400% Next $2.5 billion 0.380% Next $2.5 billion 0.360% Next $2.5 billion 0.340% Thereafter 0.320%
DWS High Income VIP	First $250 million 0.500% Next $750 million 0.470% Next $1.5 billion 0.450% Next $2.5 billion 0.430% Next $2.5 billion 0.400% Next $2.5 billion 0.380% Next $2.5 billion 0.360% Thereafter 0.340%
DWS International Growth VIP	0.62%
DWS Government Money Market VIP	First $500 million 0.235% Next $500 million 0.220% Next $1.0 billion 0.205% Thereafter 0.190%
DWS Multisector Income VIP	First $250 million 0.550% Next $750 million 0.520% Next $1.5 billion 0.500% Next $2.5 billion 0.480% Next $2.5 billion 0.450% Next $2.5 billion 0.430% Next $2.5 billion 0.410% Thereafter 0.390%
DWS Small Cap Index VIP	0.350%
DWS Small Mid Cap Growth VIP	First $250 million 0.550% Next $750 million 0.525% Thereafter 0.500%

Fund Name	Management Fee Rate
DWS Small Mid Cap Value VIP	First $250 million 0.650% Next $750 million 0.620% Next $1.5 billion 0.600% Next $2.5 billion 0.580% Next $2.5 billion 0.550% Next $2.5 billion 0.540% Next $2.5 billion 0.530% Thereafter 0.520%
Money Market Funds
Cash Account Trust – DWS Government & Agency Securities Portfolio	First $500 million 0.120% Next $500 million 0.100% Next $1.0 billion 0.075% Next $1.0 billion 0.060% Thereafter 0.050%(5)
Cash Account Trust – DWS Tax-Exempt Portfolio	First $500 million 0.120% Next $500 million 0.100% Next $1.0 billion 0.075% Next $1.0 billion 0.060% Thereafter 0.050%(5)
DWS Government Cash Management Fund	0.00%(6)
Government Cash Management Portfolio	First $3 billion 0.1200% Next $4.5 billion 0.1025% Thereafter 0.0900%
DWS Government Cash Reserves Fund Institutional	0.00%(6)
DWS Government Money Market Series	0.000%(6)
DWS Money Market Prime Series	First $215 million 0.400% Next $335 million 0.275% Next $250 million 0.200% Next $800 million 0.150% Next $800 million 0.140% Next $800 million 0.130% Thereafter 0.120%
DWS ESG Liquidity Fund	First $1.0 billion 0.1500% Next $3.0 billion 0.1325% Thereafter 0.1200%
Investors Cash Trust – DWS Treasury Portfolio	0.050%

(1)	Shareholders of a fund also indirectly bear their pro rata share of the operating expenses, including the management fee paid to DIMA or other investment advisor, of the underlying funds in which a fund invests.
(2)	The fund’s management fee rate includes administrative services provided by DIMA which are necessary for the fund’s operation as an open-end investment company.
(3)	The fund invests substantially all its assets in Deutsche DWS Equity 500 Index Portfolio (Master Fund). DIMA receives a management fee from the Master Fund. In the event that the fund withdraws its investment in the Master Fund, DIMA would become responsible for directly managing the assets of the fund. In such event, the fund would pay DIMA a management fee at an annual rate of 0.05% or 0.15% of the daily net assets of DWS Equity 500 Index Fund or DWS S&P 500 Index Fund, respectively.

(4)	The management fee paid to DIMA equals the sum of (a) 0.200% of the daily assets invested in DWS funds and (b) 1.200% of the daily assets invested in Other Assets. Shareholders of the fund also indirectly bear their pro rata share of the operating expenses, including the management fee paid to DIMA or other investment advisor, of the underlying funds in which the fund invests.
(5)	The fund’s management fee is computed based on the combined average daily net assets of the DWS Government & Agency Securities Portfolio and DWS Tax-Exempt Portfolio, each a series of Cash Account Trust, and allocated among each fund based upon relative net assets. DIMA has contractually agreed to reduce its management fee for DWS Government & Agency Securities Portfolio such that after the allocation of the fee to each series of Cash Account Trust, the amount payable by DWS Government & Agency Securities Portfolio will be limited to 0.05% of its average daily net assets.
(6)	The fund invests substantially all its assets in Government Cash Management Portfolio (the Master Fund). DIMA receives a management fee from the Master Fund. In the event that the fund withdraws its investment in the Master Fund, DIMA would become responsible for directly managing the assets of the fund. In such event, the fund would pay DIMA a management fee directly, which amount would be approved by the Board for DWS Government Cash Management Fund and DWS Government Cash Reserves Fund Institutional, and for DWS Government Money Market Series the management fee rate would be as follows: (a) first $3 billion 0.1200%; (b) next $4.5 billion 0.1025%; and (c) thereafter 0.0900%.
Fee payable to DIMA for administrative services. DWS CROCI® Equity Dividend Fund and DWS Mid Cap Value Fund do not pay DIMA a separate administrative services fee. Each fund, except those noted below, pays DIMA an administrative services fee, computed daily and paid monthly, of 0.100% of a fund’s average daily net assets. Deutsche DWS Equity 500 Index Portfolio and Government Cash Management Portfolio each pay DIMA an administrative services fee, computed daily and paid monthly, of 0.030% of a fund’s average daily net assets.
Fees payable to DIMA for fund accounting services. Currently, DIMA receives no fee for its services to DWS CROCI® Equity Dividend Fund; however, subject to Board approval, DIMA may seek payment from the fund for fund accounting services in the future.
DIMA receives an annual fee from DWS Mid Cap Value Fund for fund accounting services equal to 0.015% of its average daily net assets.
Fee payable to DSC for transfer agency and shareholder services. DSC receives an annual service fee for each account of a fund, based on the type of account. For open retail accounts, the fee is a flat fee ranging from $10.11 to $21.43 per account plus an asset-based fee of up to 0.0026% of average net assets (not applicable to fund-of-funds, money market funds, variable annuity funds and closed-end funds). For open wholesale and institutional money market funds, the fee is $19.81 per account, plus a flat fee calculated as follows: a flat fee will be paid by the DWS money market funds collectively, to be allocated pro rata among the money market funds. The fee is currently equal to approximately 0.001% of the aggregate value of the funds’ total assets, but the percentage will fluctuate as money market fund assets change. 1/12th of the annual service charge for each account is charged and payable to DSC each month. A fee is charged for any account which at any time during the month had a share balance in a fund. Smaller fees are also charged for closed accounts for which information must be retained on DSC’s system for up to 18 months after closing for tax reporting purposes.
Certain out-of-pocket expenses incurred by DSC, including expenses of printing and mailing routine fund documents, costs of record retention and transaction processing costs are reimbursed by a fund or are paid directly by a fund. Certain additional out-of-pocket expenses, including costs of computer hardware and software, third party record-keeping fees in excess of 0.25%, and processing of proxy statements, may only be reimbursed by a fund with the prior approval of the Board.

Fees payable to Subadvisors by DIMA for subadvisory services.
The following sets forth information relating to subadvisory fees paid by DIMA to each of the applicable funds' Subadvisors that are not affiliated with DIMA. The subadvisory fee paid by DIMA for each of the following funds is computed daily and payable monthly, at the annual percentage rate of the daily net assets overseen by the Subadvisor, unless otherwise noted.
Fund Name	Subadvisor	Subadvisor Fee Rate
Index-Related Funds
DWS EAFE® Equity Index Fund	NTI	First $100 million 0.0900% Next $400 million 0.0675% Thereafter 0.0300%
Deutsche DWS Equity 500 Index Portfolio	NTI	First $2.0 billion 0.015% Next $2.0 billion 0.010% Thereafter 0.005%
Insurance/Annuity Funds
DWS Equity 500 Index VIP	NTI	First $2.0 billion 0.015% Next $2.0 billion 0.010% Thereafter 0.005%
DWS Small Cap Index VIP	NTI	First $100 million 0.080% Next $400 million 0.040% Thereafter 0.020%

Part II: Appendix II-D—Financial Services Firms’ Compensation
General. DDI may pay compensation to financial intermediaries in connection with the sale of fund shares as described below. In addition, financial intermediaries may receive compensation for post-sale shareholder or administrative services from DDI or directly from a fund as described below.
In addition to the discounts or commissions described herein and in the prospectus, DDI, the Advisor or its affiliates may pay or allow additional discounts, commissions or incentives, in the form of cash, to firms that sell shares of a fund (see “Financial Intermediary Support Payments” under “Part II: Purchase and Redemption of Shares”).
Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of a fund for their clients, and DDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers.
Retail Funds: Class A, Class T, Class C and Class R Shares
Class A Shares: The fund receives the entire net asset value of all its Class A shares sold. DDI, as principal underwriter, retains the sales charge on sales of Class A shares from which it allows discounts from the applicable public offering price to investment dealers, which discounts are uniform for all dealers in the United States and its territories. The normal discount is set forth in the sales charge tables set forth in Appendix II-F. Upon notice to all dealers, DDI may re-allow to dealers up to the full applicable Class A sales charge during periods and for transactions specified in such notice and such re-allowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is re-allowed, such dealers may be deemed to be underwriters as that term is defined in the 1933 Act.
DDI may at its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of a fund in accordance with the Large Order NAV Purchase Privilege and the compensation schedule up to the following amounts:
Compensation Schedule: Retail Sales and DWS/Ascensus 403(b) Plan(1)
Amount of Shares Sold	As a Percentage of Net Asset Value
$250,000 to $2,999,999	0.75%(2)
$250,000 to $49,999,999	0.50%(3)
$250,000 to $4,999,999	1.00%(4)
$5,000,000 to $9,999,999	0.55%(4)(7)
$1 million to $2,999,999	0.85%(5) 1.00%(6)
$1 million to $4,999,999	1.00%(7)
$3 million to $49,999,999	0.50%(8)
$10 million to $49,999,999	0.50%(4)(7)
$50 million and greater	0.25%(9)

(1)	For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, DDI will consider the cumulative amount invested by the purchaser in a fund and other funds including purchases pursuant to the “Combined Purchases,” “Letter of Intent” and “Cumulative Discount” features referred to in the “Purchases” sub-heading of the “Purchase and Redemption of Shares” section of this SAI.
(2)	Applicable to the following funds: DWS CROCI® U.S. Fund, DWS International Growth Fund and DWS RREEF Real Assets Fund.

(3)	Applicable to the following funds: DWS Fixed Income Opportunities Fund, DWS GNMA Fund, DWS Intermediate Tax-Free Fund, DWS Short Duration High Income Fund and DWS Strategic High Yield Tax-Free Fund.
(4)	Applicable to the following funds: DWS California Tax-Free Income Fund, DWS Managed Municipal Bond Fund, DWS Massachusetts Tax-Free Fund, DWS Multisector Income Fund and DWS New York Tax-Free Income Fund.
(5)	Applicable to income funds except DWS Short Duration Fund, DWS Short-Term Municipal Bond Fund and those noted in footnotes (3), (4) and (7).
(6)	Applicable to all equity funds except those in footnote (2).
(7)	Applicable to DWS Floating Rate Fund.
(8)	Applicable to all income and equity funds except DWS Short Duration Fund, DWS Short-Term Municipal Bond Fund and those noted in footnotes (3), (4) and (7).
(9)	Applicable to all income and equity funds except DWS Short Duration Fund and DWS Short-Term Municipal Bond Fund.
As described in the relevant prospectus(es) under the “Class A NAV Sales” sub-heading under the “Investing in the Fund(s)” section, Class A shares may be sold at net asset value without a sales charge in certain circumstances to certain professionals who assist in the promotion of DWS funds pursuant to personal services contracts with DDI, for themselves or immediate members of their families. DDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased. In addition, Class A shares of certain DWS mutual funds may participate in a no-load network, platform or self-directed brokerage account offered by a financial service firm that has entered into an agreement with DDI as further described in the relevant prospectus(es). The DWS mutual funds may collectively pay a financial service firm a one-time set-up fee of up to $25,000 to participate in such a no-load network, platform or self-directed brokerage account.
Compensation for Class C Shares. DDI currently pays firms for sales of Class C shares a distribution fee, generally payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. Except as provided below, for sales of Class C shares, DDI advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of such shares, and, for periods after the first year, DDI pays firms for sales of Class C shares a distribution fee, generally payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. For sales of Class C shares to employer sponsored employee benefit plans using the OmniPlus subaccount record-keeping system made available through ADP, Inc. under an alliance with DDI and its affiliates, DDI does not advance the first year distribution fee and for periods after the date of sale, DDI currently pays firms a distribution fee, generally payable quarterly, at an annual rate of 0.75% based on net assets as of the last business day of the month attributable to Class C shares maintained and serviced by the firm. DDI is compensated by a fund for services as distributor and principal underwriter for Class C shares.
Compensation for Class R Shares. For sales of Class R shares, DDI currently pays firms a distribution fee, generally payable quarterly, at an annual rate of 0.25% based on net assets attributable to Class R shares maintained and serviced by the firm.
Service Fees for Class A, Class C and Class R Shares: With respect to Class A and Class R shares of a fund, DDI pays each firm a service fee, generally payable quarterly, at an annual rate of up to 0.25% of the net assets in fund accounts that it maintains and services attributable to Class A and Class R shares of a fund, commencing the month after investment for Class A shares and commencing immediately for a fund with Class A shares without a sales charge acquired directly and Class R shares. With respect to Class C shares of a fund, DDI currently advances to firms the first-year service fee at a rate of up to 0.25% of the purchase price of such shares. DDI does not advance the first year service fee to firms attributable to Class C shares to employer-sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DDI and its affiliates. For periods after the first year, DDI currently intends to pay firms a service fee at a rate of up to 0.25% (calculated monthly and generally paid quarterly) of the net assets attributable to Class C shares of a fund maintained and serviced by the firm (see “Retail Funds: Class A, Class C and Class R Shares” under “Part II: Distribution and Service Agreements and Plans”).

Compensation for Class T Shares: DDI reallows to dealers the full applicable Class T front-end sales charge. In addition, DDI compensates firms for providing distribution and/or distribution related services, including shareholder services, to Class T shares by paying the firm a fee, generally payable quarterly, at an annual rate of 0.25% of net assets attributable to Class T shares maintained and serviced by the firm commencing immediately after investment (see “Retail Funds: Class T Shares” under “Part II: Distribution and Service Agreements and Plans”).
Retail Funds: Institutional Class, Class R6 and Class S Shares
Compensation for Institutional Class, Class R6 and Class S Shares. There are no sales charges for Institutional, Class R6 and Class S shares of a fund.
Money Market Funds (except DWS Cash Investment Trust Class A and Class C Shares)
DWS Money Market Fund: For DWS Money Market Fund shares, a series of DWS Money Market Prime Series, DDI may in its discretion pay compensation, in amounts not to exceed 0.50% of net asset value, to firms in connection with the sales of fund shares to employee benefit plans in excess of $3 million using the OmniPlus subaccount record-keeping system maintained by ADP, Inc. for DWS Retirement Plans under an alliance with DDI and its affiliates.
Service Shares-Cash Account Trust: For the Service Shares classes of the DWS Government & Agency Securities Portfolio and the DWS Tax-Exempt Portfolio of Cash Account Trust, DDI normally pays firms a fee for distribution and administrative services, payable monthly, at a maximum annual rate of up to 0.60% of average daily net assets of Service Shares held in accounts that they maintain and service.
Managed Shares-Cash Account Trust: For the Government Cash Managed Shares class of the DWS Government & Agency Securities Portfolio of Cash Account Trust and the Tax-Exempt Cash Managed Shares class of the DWS Tax-Exempt Portfolio of Cash Account Trust, DDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.15% of average daily net assets of Managed Shares held in accounts that they maintain and service.
Institutional Reserved Shares–Investors Cash Trust: For the Institutional Reserved Shares class of the DWS ESG Liquidity Fund, a series of Investors Cash Trust, DDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.05% of average daily net assets of Institutional Reserved Shares held in accounts that they maintain and service.
Institutional Shares–Investors Cash Trust: For the Institutional Shares class of the DWS Treasury Portfolio, a series of Investors Cash Trust, DDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.05% of average daily net assets of Institutional Shares held in accounts that they maintain and service.
Tax-Free Investment Class-Cash Account Trust and Investment Class Shares-Investors Cash Trust: For the Tax-Free Investment Class of the DWS Tax-Exempt Portfolio of Cash Account Trust and the Investment Class Shares of the DWS Treasury Portfolio of Investors Cash Trust (collectively, “Investment Class”), DDI normally pays firms a fee for distribution services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of shares of the Investment Class held in accounts that they maintain and service and DDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.07% of average daily net assets of shares of the Investment Class held in accounts that they maintain and service.
Shareholder Services Plan for DWS Government Cash Management Fund – Institutional Class and DWS Government Cash Reserves Fund Institutional – Institutional Class: DWS Government Cash Management Fund – Institutional Class and DWS Government Cash Reserves Fund Institutional – Institutional Class, each a series and class of Deutsche DWS Money Market Trust, pursuant to a shareholder service plan, may pay financial services firms a service fee at an annual rate of up to 0.25 of 1% of the average daily net assets of shares of the applicable fund and class held in accounts that the firm maintains and services.

Deutsche DWS Variable Series I, Deutsche DWS Variable Series II and Deutsche DWS Investments VIT Funds: For each fund of Deutsche DWS Variable Series I, Deutsche DWS Variable Series II and Deutsche DWS Investments VIT Funds that has authorized the issuance of Class B shares (including Class B2 shares of DWS Equity 500 Index VIP), each fund has adopted a distribution plan under Rule 12b-1 (Plan) that provides for fees for distribution and shareholder servicing activities payable through DDI to participating insurance companies as an expense of the Class B shares or Class B2 shares in an amount of up to 0.25% of the average daily net assets of Class B shares or Class B2 shares held by the insurance company.

Part II: Appendix II-E—Firms With Which DWS Has Revenue Sharing Arrangements
The list of financial representatives below is as of December 31, 2018. Any additions, modifications or deletions to the list of financial representatives identified below that have occurred since December 31, 2018 are not reflected. You can ask your financial representative if it receives revenue sharing payments from the Advisor, the Distributor and/or their affiliates.
Channel: Broker-Dealers and Financial Representatives; Retirement
Advisor Group
Ameriprise
Cambridge Investment Research, Inc.
Cetera Financial Group
Citigroup Global Markets, Inc.
Commonwealth Financial Network
Deutsche Bank Group
Fidelity Brokerage Services LLC/National Financial Services LLC
Goldman Sachs & Co.
HD Vest Investment Securities, Inc.
Hooker & Holcombe Retirement Services, Inc.
Huntington Investment Company
John Hancock Distributors LLC
Ladenburg Thalmann (Securities America, Investacorp, Triad Advisors, KMS Financial Services, Securities Service Network)
LPL Financial
Meridien Financial Group
Merrill Lynch, Pierce, Fenner & Smith Inc.
Morgan Stanley Wealth Management
Northwestern Mutual Investment Services
Raymond James & Associates
Raymond James Financial Services
RBC Dain Rauscher, Inc.
Santander Securities LLC
UBS Financial Services
Voya Financial
Wells Fargo Advisors, LLC
Channel: Cash Product Platform
Allegheny Investments LTD
Bank of America/Merrill Lynch
BMO Capital Markets
Brown Brothers Harriman
Brown Investment Advisory & Trust Company
Cadaret Grant & Co. Inc.
Chicago Mercantile Exchange
Church Greg Adams Sec. Corp.
Citibank Global Markets
Computershare Trust Company
Deutsche Bank Group
Fiduciary Trust Co. – International
First Southwest Company
FIS Brokerage & Securities Services LLC
Goldman Sachs & Co.
Institutional Cash Distributors, LLC
J.P. Morgan Clearing Corp.

J.P. Morgan Securities LLC
Lincoln Investment Planning
LPL Financial
My Treasury
Pershing Choice Platform
Raymond James & Associates
SAMCO Capital Markets
State Street Bank & Trust Company
State Street Global Markets
The Bank of New York Mellon
Treasury Brokerage LLC
Union Bank
US Bancorp
Ultimus Fund Solutions LLC
Weston Securities Corp.
William Blair & Company
Channel: Third Party Insurance Platforms
Allstate Life Insurance Company
Allstate Life Insurance Company of New York
American Maturity Life Insurance Company
Ameritas Life Insurance Group
Annuity Investors Life Insurance Company
CM Life Insurance Company
Columbus Life Insurance Company
Companion Life Insurance Company
Connecticut General Life Insurance Company
EquiTrust Life Insurance Company
Farm Bureau Life Insurance Company
Farmers New World Life Insurance Company
Fidelity Security Life Insurance Company
First Allmerica Financial Life Insurance Company
First Great West Life and Annuity Company
Genworth Life Insurance Company of New York
Genworth Life and Annuity Insurance Company
Great West Life and Annuity Insurance Company
Hartford Life Insurance Company
ICMG Registered Variable Life
Integrity Life Insurance Company
John Hancock Life Insurance Co. – Manulife Insurance Co.
Kemper Investors Life Insurance Company
Lincoln Benefit Life Insurance Company
Lincoln Financial Distributors
Lincoln Financial Group
Lincoln Life & Annuity Company of New York
Lincoln National Life Insurance Company
Massachusetts Mutual Life Insurance Company
MetLife Group
Minnesota Life Insurance Company
National Life Insurance Company
National Integrity Life Insurance Company
Nationwide Life Insurance Company & Its Affiliates
New York Life Insurance and Annuity Corporation

Phoenix Life Insurance Company
Protective Life Insurance
Prudential Insurance Company of America
RiverSource Life Insurance Company
Security Benefit Life Insurance Company
Sun Life Insurance Company
Symetra Life Insurance Company
Transamerica Life Insurance Company
Union Central Life Insurance Company
United of Omaha Life Insurance Company
United Investors Life Insurance Company
Western Southern Life Assurance Company
Zurich American Life Insurance Company of New York
Any additions, modifications or deletions to the financial representatives identified above that have occurred since the date hereof are not reflected.

Part II: Appendix II-F—Class A and Class T Sales Charge Schedule
Class A Purchases. The public offering price of Class A shares for purchasers choosing an initial sales charge alternative is the net asset value plus a sales charge, as set forth below. Initial sales charges do not apply to funds with Class A shares without a sales charge acquired directly, Money Market Funds and Variable Insurance Funds, which includes Deutsche DWS Variable Series I, Deutsche DWS Variable Series II and Deutsche DWS Investments VIT Funds.
International/Global Equity funds: DWS Emerging Markets Equity Fund, DWS European Equity Fund, DWS Global Macro Fund, DWS Global Small Cap Fund, DWS CROCI® International Fund, DWS Latin America Equity Fund and DWS World Dividend Fund; US Equity funds: DWS Capital Growth Fund, DWS Communications Fund, DWS Core Equity Fund, DWS CROCI® Equity Dividend Fund, DWS Health and Wellness Fund, DWS Large Cap Focus Growth Fund, DWS Mid Cap Value Fund, DWS Science and Technology Fund, DWS Small Cap Core Fund and DWS Small Cap Growth Fund; Real Assets funds: DWS Enhanced Commodity Strategy Fund, DWS RREEF Global Infrastructure Fund, DWS RREEF Global Real Estate Securities Fund, DWS RREEF Real Estate Securities Fund and DWS RREEF MLP & Energy Infrastructure Fund; Asset Allocation funds: DWS Global Income Builder Fund, DWS Multi-Asset Conservative Allocation Fund, DWS Multi-Asset Global Allocation Fund and DWS Multi-Asset Moderate Allocation Fund.
	Sales Charge
Amount of Purchase	As a Percentage of Offering Price*	As a Percentage of Net Asset Value**	Allowed to Dealers as a Percentage of Offering Price
Less than $50,000	5.75%	6.10%	5.20%
$50,000 but less than $100,000	4.50%	4.71%	4.00%
$100,000 but less than $250,000	3.50%	3.63%	3.00%
$250,000 but less than $500,000	2.60%	2.67%	2.25%
$500,000 but less than $1 million	2.00%	2.04%	1.75%
$1 million and over	.00***	.00***	.00****

International/Global Equity fund: DWS International Growth Fund; US Equity fund: DWS CROCI® U.S. Fund; Real Assets fund: DWS RREEF Real Assets Fund:
	Sales Charge
Amount of Purchase	As a Percentage of Offering Price*	As a Percentage of Net Asset Value**	Allowed to Dealers as a Percentage of Offering Price
Less than $50,000	5.75%	6.10%	5.20%
$50,000 but less than $100,000	4.50%	4.71%	4.00%
$100,000 but less than $250,000	3.50%	3.63%	3.00%
$250,000 and over	.00***	.00***	.00****

Taxable Fixed-Income funds: DWS Emerging Markets Fixed Income Fund, DWS Global High Income Fund, DWS ESG Global Bond Fund, DWS High Income Fund and DWS Total Return Bond Fund; Index-Related fund: DWS S&P 500 Index Fund:
	Sales Charge
Amount of Purchase	As a Percentage of Offering Price*	As a Percentage of Net Asset Value**	Allowed to Dealers as a Percentage of Offering Price
Less than $100,000	4.50%	4.71%	4.00%
$100,000 but less than $250,000	3.50%	3.63%	3.00%
$250,000 but less than $500,000	2.60%	2.67%	2.25%
$500,000 but less than $1 million	2.00%	2.04%	1.75%
$1 million and over	0.00***	0.00***	0.00****

Tax-Free Income funds: DWS California Tax-Free Income Fund, DWS Intermediate Tax-Free Fund, DWS Managed Municipal Bond Fund, DWS Massachusetts Tax-Free Fund, DWS New York Tax-Free Income Fund and DWS Strategic High Yield Tax-Free Fund; Taxable Fixed-Income funds: DWS Fixed Income Opportunities Fund, DWS GNMA Fund, DWS Multisector Income Fund and DWS Short Duration High Income Fund:
	Sales Charge
Amount of Purchase	As a Percentage of Offering Price*	As a Percentage of Net Asset Value**	Allowed to Dealers as a Percentage of Offering Price
Less than $100,000	2.75%	2.83%	2.25%
$100,000 but less than $250,000	2.50%	2.56%	2.00%
$250,000 and over	0.00***	0.00***	0.00****

Taxable Fixed-Income funds: DWS Floating Rate Fund:
	Sales Charge
Amount of Purchase	As a Percentage of Offering Price*	As a Percentage of Net Asset Value**	Allowed to Dealers as a Percentage of Offering Price
Less than $100,000	2.75%	2.83%	2.25%
$100,000 but less than $250,000	2.25%	2.30%	1.75%
$250,000 but less than $500,000	1.25%	1.27%	1.00%
$500,000 but less than $1 million	1.00%	1.01%	1.00%
$1 million and over	0.00***	0.00***	0.00****

*	The offering price includes the sales charge.
**	Rounded to the nearest one-hundredth percent.
***	Redemption of shares may be subject to a contingent deferred sales charge.
****	Commission is payable by DDI.
Class T Purchases. The public offering price of Class T shares for purchasers choosing an initial sales charge alternative is the net asset value plus a sales charge, as set forth below.
	Sales Charge
Amount of Purchase	As a Percentage of Offering Price[1,2]	As a Percentage of Net Asset Value[3]	Allowed to Dealers as a Percentage of Offering Price
Less than $250,000	2.50%	2.56%	2.50%
$250,000 but less than $500,000	2.00%	2.04%	2.00%
$500,000 but less than $1,000,000	1.50%	1.52%	1.50%
$1,000,000 and over	1.00%	1.01%	1.00%

1	The offering price includes the sales charge.
2	Subsequent purchases cannot be aggregated with prior purchases to qualify for reduced sales charge.
3	Rounded to the nearest one-hundredth percent.

Part II: Appendix II-G—Investments, Practices and Techniques, and Risks
Adjustable Rate Securities. The interest rates paid on the adjustable rate securities in which a fund invests generally are readjusted at periodic intervals, usually by reference to a predetermined interest rate index. Adjustable rate securities include US Government securities and securities of other issuers. Some adjustable rate securities are backed by pools of mortgage loans. There are three main categories of interest rate indices: those based on US Treasury securities, those derived from a calculated measure such as a cost of funds index and those based on a moving average of mortgage rates. Commonly used indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate (LIBOR), the prime rate of a specific bank or commercial paper rates. As with fixed-rates securities, changes in market interest rates and changes in the issuer’s creditworthiness may affect the value of adjustable rate securities.
Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index (Cost of Funds Index), tend to lag behind changes in market rate levels and tend to be somewhat less volatile. To the extent that the Cost of Funds index may reflect interest changes on a more delayed basis than other indices, in a period of rising interest rates, any increase may produce a higher yield later than would be produced by such other indices, and in a period of declining interest rates, the Cost of Funds index may remain higher for a longer period of time than other market interest rates, which may result in a higher level of principal prepayments on adjustable rate securities which adjust in accordance with the Cost of Funds index than adjustable rate securities which adjust in accordance with other indices. In addition, dislocations in the member institutions of the 11th District Federal Home Loan Bank in recent years have caused and may continue to cause the Cost of Funds index to change for reasons unrelated to changes in general interest rate levels. Furthermore, any movement in the Cost of Funds index as compared to other indices based upon specific interest rates may be affected by changes in the method used to calculate the Cost of Funds index.
If prepayments of principal are made on the securities during periods of rising interest rates, a fund generally will be able to reinvest such amounts in securities with a higher current rate of return. However, a fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate securities held as investments by a fund to exceed the maximum allowable annual or lifetime reset limits (cap rates) for a particular adjustable rate security. Also, a fund’s net asset value could vary to the extent that current yields on adjustable rate securities are different than market yields during interim periods between coupon reset dates.
During periods of declining interest rates, the coupon rates may readjust downward, resulting in lower yields to a fund. Further, because of this feature, the value of adjustable rate securities is unlikely to rise during periods of declining interest rates to the same extent as fixed-rate instruments. Interest rate declines may result in accelerated prepayment of adjustable rate securities, and the proceeds from such prepayments must be reinvested at lower prevailing interest rates.
Advance Refunded Bonds. A fund may purchase municipal securities that are subsequently refunded by the issuance and delivery of a new issue of bonds prior to the date on which the outstanding issue of bonds can be redeemed or paid. The proceeds from the new issue of bonds are typically placed in an escrow fund consisting of US Government obligations that are used to pay the interest, principal and call premium on the issue being refunded. A fund may also purchase municipal securities that have been refunded prior to purchase.
Asset-Backed Securities. A fund may invest in securities generally referred to as asset-backed securities. Asset-backed securities are securities that directly or indirectly represent interests in, or are secured by and payable from, an underlying pool of assets such as (but not limited to) first lien mortgages, motor vehicle installment sale contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property, and receivables from revolving credit (i.e., credit card) agreements and trade receivables. Such assets are securitized through the use of trusts and special purpose corporations. Asset-backed securities may provide periodic payments that consist of interest and/or principal payments. Consequently, the life of an asset-backed security varies with the prepayment and loss experience of the underlying assets. Payments of principal and interest may be dependent upon the cash flow generated by the underlying assets backing the securities and, in certain cases, may be supported by some form of credit enhancement (for more information, see Credit Enhancement). The degree of credit enhancement provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit enhancement could adversely affect the return on an investment in such a security. The value of the securities also may change because of changes in interest rates or changes in the market’s perception of the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement. Additionally, since the deterioration of worldwide economic and liquidity conditions that became acute in 2008, asset-backed securities have been subject to greater liquidity risk. Asset-backed securities are ultimately dependent upon payment of loans and receivables by individuals, businesses and other borrowers, and a fund generally has no recourse against the entity that originated the loans.
Because asset-backed securities may not have the benefit of a security interest in the underlying assets, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. For example, credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to avoid payment of certain amounts owed on the credit cards, thereby reducing the balance due. Furthermore, most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.
The yield characteristics of the asset-backed securities in which a fund may invest differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently on asset-backed securities (usually monthly) and that principal may be prepaid at any time because the underlying assets generally may be prepaid at any time. As a result, if a fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce their yield, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield. Conversely, if a fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, the yield on these securities. Because prepayment of principal generally occurs during a period of declining interest rates, a fund may generally have to reinvest the proceeds of such prepayments at lower interest rates. Therefore, asset-backed securities may have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity.
Other Asset-Backed Securities. The securitization techniques used to develop mortgage-backed securities are now being applied to a broad range of assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases and credit card receivables, are being securitized in pass-through structures similar to mortgage pass-through structures or in a structure similar to the CMO structure. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.
Several types of asset-backed securities have already been offered to investors, including Certificates of Automobile ReceivablesSM (CARSSM) and Collateralized Loan Obligations (CLOs). CARSSM represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARSSM are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor’s return on CARSSM may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted. CLOs represent interests in a trust whose underlying assets consist of a pool of loans.

Such loans may include domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, some of which may be below investment grade or equivalent unrated loans. CLOs issue classes or “tranches” that vary in risk and yield. A CLO may experience substantial losses attributable to defaults on underlying assets. Such losses will be borne first by the holders of subordinate tranches. A fund’s investment in a CLO may decrease in market value because of (i) loan defaults or credit impairment, (ii) the disappearance of subordinate tranches, (iii) market anticipation of defaults, and (iv) investor aversion to CLO securities as a class. These risks may be magnified depending on the tranche of CLO securities in which a fund invests. For example, investments in a junior tranche of CLO securities will likely be more sensitive to loan defaults or credit impairment than investments in more senior tranches.
A fund may also invest in residual interests in asset-backed securities. In the case of asset-backed securities issued in a pass-through structure, the cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The residual in an asset-backed security pass-through structure represents the interest in any excess cash flow remaining after making the foregoing payments. The amount of residual cash flow resulting from a particular issue of asset-backed securities will depend on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. Asset-backed security residuals not registered under the 1933 Act may be subject to certain restrictions on transferability. In addition, there may be no liquid market for such securities.
The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require a fund to dispose of any then-existing holdings of such securities.
Asset-Indexed Securities. A fund may purchase asset-indexed securities which are debt securities usually issued by companies in precious metals related businesses such as mining, the principal amount, redemption terms, or interest rates of which are related to the market price of a specified precious metal. Market prices of asset-indexed securities will relate primarily to changes in the market prices of the precious metals to which the securities are indexed rather than to changes in market rates of interest. However, there may not be a perfect correlation between the price movements of the asset-indexed securities and the underlying precious metals. Asset-indexed securities typically bear interest or pay dividends at below market rates (and in certain cases at nominal rates). The purchase of asset-indexed securities also exposes a fund to the credit risk of the issuer of the asset-indexed securities.
Asset Segregation. Certain investment transactions expose a fund to an obligation to make future payments to third parties. Examples of these types of transactions, include, but are not limited to, reverse repurchase agreements, short sales, dollar rolls, when-issued, delayed-delivery or forward commitment transactions and certain derivatives such as swaps, futures, forwards, and options. To the extent that a fund engages in such transactions, a fund will (to the extent required by applicable law) either: (1) segregate cash or liquid assets in the prescribed amount; or (2) otherwise “cover” its future obligations under the transaction, such as by holding an offsetting investment. If a fund segregates sufficient cash or other liquid assets or otherwise “covers” its obligations under such transactions, a fund will not consider the transactions to be borrowings for purposes of its investment restrictions or “senior securities” under the 1940 Act, and therefore, such transactions will not be subject to the 300% asset coverage requirement under the 1940 Act otherwise applicable to borrowings by a fund.
In some cases (e.g., with respect to futures and forwards that are contractually required to “cash–settle”), a fund will segregate cash or other liquid assets with respect to the amount of the daily net (marked-to-market) obligation arising from the transaction, rather than the notional amount of the underlying contract. By segregating assets in an amount equal to the net obligation rather than the notional amount, a fund will have the ability to employ leverage to a greater extent than if it set aside cash or other liquid assets equal to the notional amount of the contract, which may increase the risk associated with such transactions.
A fund may utilize methods of segregating assets or otherwise “covering” transactions that are currently or in the future permitted under the 1940 Act, the rules and regulations thereunder, or orders issued by the SEC thereunder and, to the extent deemed appropriate by a fund, interpretations and guidance provided by the SEC staff.

Assets used as segregation or “cover” cannot be sold while the position in the corresponding transaction is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a fund’s assets for segregation and “cover” purposes could impede portfolio management or a fund’s ability to meet redemption requests or other current obligations.
Segregating assets or otherwise “covering” for these purposes does not necessarily limit the percentage of the assets of a fund that may be at risk with respect to certain derivative transactions.
Auction Rate Securities. Auction rate securities in which certain municipal funds may invest consist of auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in municipal securities. Provided that the auction mechanism is successful, auction rate securities normally permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by a “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities. If an auction fails, the dividend rate of the securities rate adjusts to a maximum rate, specified in the issuer’s offering documents and, in the case of closed-end funds, relevant charter documents. Security holders that submit sell orders in a failed auction may not be able to sell any or all of the shares for which they have submitted sell orders. Security holders may sell their shares at the next scheduled auction, subject to the same risk that the subsequent auction will not attract sufficient demand for a successful auction to occur. Broker-dealers may also try to facilitate secondary trading in the auction rate securities, although such secondary trading may be limited and may only be available for shareholders willing to sell at a discount. Since February 2008, many municipal issuers and closed-end funds have experienced, and continue to experience, failed auctions of their auction rate securities. Repeated auction failures have significantly affected the liquidity of auction rate securities, shareholders of such securities have generally continued to receive dividends at the above-mentioned maximum rate. There is no assurance that auctions will resume or that any market will develop for auction rate securities. Valuation of such securities are highly speculative. Dividends on auction rate preferred securities issued by a closed-end fund may be reported, generally on Form 1099, as exempt from federal income tax to the extent they are attributable to tax-exempt interest income earned by a fund on the securities in its portfolio and distributed to holders of the preferred securities, provided that the preferred securities are treated as equity securities for federal income tax purposes, and the closed-end fund complies with certain requirements under the Code. A fund’s investments in auction rate preferred securities of closed-end funds are subject to limitations on investments in other US registered investment companies, which limitations are prescribed by the 1940 Act.
Bank Loans. Bank loans are typically senior debt obligations of borrowers (issuers) and, as such, are considered to hold a senior position in the capital structure of the borrower. These may include loans that hold the most senior position, that hold an equal ranking with other senior debt, or loans that are, in the judgment of the Advisor, in the category of senior debt of the borrower. This capital structure position generally gives the holders of these loans a priority claim on some or all of the borrower’s assets in the event of a default. In most cases, these loans are either partially or fully collateralized by the assets of a corporation, partnership, limited liability company or other business entity, or by cash flow that the Advisor believes at the time of acquisition is sufficient to service the loan. These loans are often issued in connection with recapitalizations, acquisitions, leveraged buy-outs and refinancings. Moody’s and Standard & Poor’s may rate bank loans higher than high yield bonds of the same issuer to reflect their more senior position. A fund may invest in both fixed- and floating-rate loans.
Bank loans may include restrictive covenants which must be maintained by the borrower. Such covenants, in addition to the timely payment of interest and principal, may include mandatory prepayment provisions arising from free cash flow, restrictions on dividend payments and usually state that a borrower must maintain specific minimum financial ratios as well as establishing limits on total debt. A breach of covenant, which is not waived by the agent, is normally an event of acceleration, i.e., the agent has the right to call the outstanding bank loan. In addition, loan covenants may include mandatory prepayment provisions stemming from free cash flow. Free cash flow is cash that is in excess of capital expenditures plus debt service requirements of principal and interest. Such mandatory prepayments typically provide that all or a portion of free cash flow be applied to prepay the bank loan in the order of maturity described in the loan documents.

When a fund has an interest in certain types of bank loans, a fund may have an obligation to make additional loans upon demand by the borrower. These commitments may have the effect of requiring a fund to increase its investment in a borrower at a time when it would not otherwise have done so. A fund intends to reserve against such contingent obligations by segregating sufficient assets in high quality short-term liquid investments or borrowing to cover such obligations.
In a typical interest in a bank loan, the agent administers the loan and has the right to monitor the collateral. The agent is also required to segregate the principal and interest payments received from the borrower and to hold these payments for the benefit of the lenders. A fund normally looks to the agent to collect and distribute principal of and interest on a bank loan. Furthermore, a fund looks to the agent to use normal credit remedies, such as to foreclose on collateral; monitor credit loan covenants; and notify the lenders of any adverse changes in the borrower’s financial condition or declarations of insolvency. In the event of a default by the borrower, it is possible, though unlikely, that a fund could receive a portion of the borrower’s collateral. If a fund receives collateral other than cash, such collateral will be liquidated and the cash received from such liquidation will be available for investment as part of a fund’s portfolio. At times a fund may also negotiate with the agent regarding the agent’s exercise of credit remedies under a bank loan. The agent is compensated for these services by the borrower as is set forth in the loan agreement. Such compensation may take the form of a fee or other amount paid upon the making of the bank loan and/or an ongoing fee or other amount.
The loan agreement in connection with bank loans sets forth the standard of care to be exercised by the agents on behalf of the lenders and usually provides for the termination of the agent’s agency status in the event that it fails to act properly, becomes insolvent, enters FDIC receivership, or if not FDIC insured, enters into bankruptcy or if the agent resigns. In the event an agent is unable to perform its obligations as agent, another lender would generally serve in that capacity.
Under a bank loan, the borrower generally must pledge as collateral assets which may include one or more of the following: cash; accounts receivable; inventory; property, plant and equipment; common and preferred stock in its subsidiaries; trademarks, copyrights, patent rights; and franchise value. A fund may also receive guarantees as a form of collateral. In some instances, a bank loan may be secured only by stock in a borrower or its affiliates. A fund may also invest in bank loans not secured by any collateral. The market value of the assets serving as collateral, at the time of investment, in the opinion of the Advisor, sufficiently collateralize the principal amount of the bank loan. The valuations of these assets may be performed by an independent appraisal. If the agent becomes aware that the value of the collateral has declined, the agent may take action as it deems necessary for the protection of its own interests and the interests of the other lenders, including, for example, giving the borrower an opportunity to provide additional collateral or accelerating the loan. There is no assurance, however, that the borrower would provide additional collateral or that the liquidation of the existing collateral would satisfy the borrower’s obligation in the event of nonpayment of scheduled interest or principal, or that such collateral could be readily liquidated.
Loan agreements frequently require the borrower to make full or partial prepayment of a loan when the borrower engages in asset sales or a securities issuance. Prepayments on bank loans may also be made by the borrower at its election. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a bank loan to be shorter than its stated maturity. This should, however, allow a fund to reinvest in a new loan and recognize as income any unamortized loan fees. This may result in a new facility fee payable to a fund. Because interest rates paid on bank loans periodically fluctuate with the market, it is expected that the prepayment and a subsequent purchase of a new bank loan by a fund will not have a material adverse impact on the yield of the portfolio. A fund may hold bank loans to maturity unless it has become necessary to adjust a fund’s portfolio in accordance with the Advisor’s view of current or expected economic or specific industry or borrower conditions.
A fund may be required to pay and may receive various fees and commissions in the process of purchasing, selling and holding bank loans. The fee may include any, or a combination of, the following elements: arrangement fees, non-use fees, facility fees, letter of credit fees and ticking fees. Arrangement fees are paid at the commencement of a loan as compensation for the initiation of the transaction. A non-use fee is paid based upon the amount committed but not used under the loan. Facility fees are on-going annual fees paid in connection with a loan. Letter of credit fees are paid if a loan involves a letter of credit. Ticking fees are negotiated at the time of transaction, and are paid from the initial commitment indication until loan closing.
If legislation or state or federal regulators impose additional requirements or restrictions on the ability of financial institutions to make loans that are considered highly leveraged transactions, the availability of bank loans for investment by a fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain borrowers. This would increase the risk of default. If legislation or federal or state regulators require financial institutions to dispose of bank loans that are considered highly leveraged transactions or subject such bank loans to increased regulatory scrutiny, financial institutions may determine to sell such bank loans. Such sales by affected financial institutions may not be at desirable prices, in the opinion of the Advisor. If a fund attempts to sell a bank loan at a time when a financial institution is engaging in such a sale, the price a fund could get for the bank loan may be adversely affected.
Affiliates of the Advisor may participate in the primary and secondary market for bank loans. Because of limitations imposed by applicable law, the presence of the Advisor's affiliates in the bank loan market may restrict a fund's ability to acquire some bank loans, or affect the timing or price of such acquisitions. The Advisor does not believe that this will materially affect a fund's ability to achieve its investment objective. Also, because the Advisor may wish to invest in the publicly traded securities of a borrower, it may not have access to material non-public information regarding the borrower to which other lenders have access.
Senior loans may not be considered “securities,” and purchasers, such as a fund, therefore may not be entitled to rely on the anti-fraud and misrepresentation protections of the federal securities laws.
Loan Participations and Assignments. A fund’s investments in bank loans are expected in most instances to be in the form of participations in bank loans (Participations) and assignments of portions of bank loans (Assignments) from third parties. Large loans to corporations or governments may be shared or syndicated among several lenders, usually banks. A fund may participate in such syndicates, or can buy part of a loan, becoming a direct lender.
When a fund buys an Assignment, it is essentially becoming a party to the bank agreement. The vast majority of all trades are Assignments and would therefore generally represent the preponderance of bank loans held by a fund. When a fund is a purchaser of an Assignment, it typically succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a fund as the purchaser of an Assignment may differ from, and may be more limited than, those held by the assigning lender.
In certain cases, a fund may buy bank loans on a participation basis, if for example, a fund did not want to become party to the bank agreement. With respect to any given bank loan, the rights of a fund when it acquires a Participation may be more limited than the rights of the original lenders or of investors who acquire an Assignment. Participations typically will result in a fund having a contractual relationship only with the lender and not with the borrower. A fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the bank loan, nor any rights of set-off against the borrower, and a fund may not directly benefit from any collateral supporting the bank loan in which it has purchased the Participation. As a result, a fund will assume the credit risk of both the borrower and the lender that is selling the Participation. In the event of the insolvency of the lender selling a Participation, a fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.
In the case of loan Participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the Participation does not shift to a fund the direct debtor-creditor relationship with the borrower, SEC interpretations require a fund, in some circumstances, to treat both the lending bank or other lending institution and the borrower as issuers for purposes of a fund’s investment policies. Treating a financial intermediary as an issuer of indebtedness may restrict a fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.
A fund may pay a fee or forego a portion of interest payments to the lender selling a Participation or Assignment under the terms of such Participation or Assignment. In the case of loans administered by a bank or other financial institution that acts as agent for all holders, if assets held by the agent for the benefit of a purchaser are determined to be subject to the claims of the agent’s general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan Participation and could suffer a loss of principal or interest.
Participations and Assignments involve credit risk, interest rate risk, and liquidity risk, as well as the potential liability associated with being a lender. If a fund purchases a Participation, it may only be able to enforce its rights through the participating lender, and may assume the credit risk of both the lender and the borrower. Investments in loans through direct Assignment of a financial institution’s interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, a fund could benefit from becoming part owner of any collateral, however, a fund would bear the costs and liabilities associated with owning and disposing of the collateral.
A fund may have difficulty disposing of Assignments and Participations. Because no liquid market for these obligations typically exists, a fund anticipates that these obligations could be sold only to a limited number of institutional investors. The lack of a liquid secondary market will have an adverse effect on a fund’s ability to dispose of particular Assignments or Participations when necessary to meet a fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations may also make it more difficult for a fund to assign a value to those securities for purposes of valuing a fund’s portfolio and calculating its net asset value.
Borrowing. Under the 1940 Act, a fund is required to maintain continuous asset coverage of 300% with respect to permitted borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidation of a fund's holdings may be disadvantageous from an investment standpoint.
Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former US Secretary of the Treasury, Nicholas F. Brady (Brady Plan). Brady Bonds may be collateralized or uncollateralized and are issued in various currencies (but primarily the dollar). Dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by US Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the residual risk). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds, with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.
Cash Management Vehicles. A fund may have cash balances that have not been invested in portfolio securities (Uninvested Cash). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, assets to cover a fund’s open futures and other derivatives positions, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. A fund may use Uninvested Cash to purchase shares of unaffiliated money market funds, or affiliated money market funds for which the Advisor may act as investment advisor now or in the future. Such money market funds will operate in accordance with Rule 2a-7 under the 1940 Act and will seek to maintain a stable net asset value (NAV) or will maintain a floating NAV. A fund indirectly bears its proportionate share of the expenses of each money market fund in which it invests. The money market funds in which a fund may invest are registered under the 1940 Act or are excluded from the definition of “investment company” under Section 3(c)(1) or 3(c)(7) of the 1940 Act. Investments in such money market funds may exceed the limits of Section 12(d)(1)(A) of the 1940 Act.
Commercial Paper. A fund may invest in commercial paper issued by major corporations in reliance on the exemption from registration afforded by Section 3(a)(3) of the 1933 Act. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited. A fund also may invest in commercial paper issued in reliance on the so-called “private placement” exemption from registration afforded by Section 4(a)(2) of the 1933 Act (Section 4(a)(2) paper). Section 4(a)(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as a fund who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(a)(2) paper normally is resold to other institutional investors like a fund through or with the assistance of the issuer or investment dealers who make a market in Section 4(a)(2) paper, thus providing liquidity.
Commodity Pool Operator Exclusion. The Advisor currently intends to operate the fund (unless otherwise noted) in compliance with the requirements of Rule 4.5 of the Commodity Futures Trading Commission (CFTC). As a result, a fund is not deemed to be a “commodity pool” under the Commodity Exchange Act (CEA) and will be limited in its ability to use futures and options on futures or commodities or engage in swap transactions for other than bona fide hedging purposes. Provided a fund operates within the limits of Rule 4.5 of the CFTC, a fund will be excluded from registration with and regulation under the CEA and the Advisor will not be deemed to be a “commodity pool operator” with respect to the operations of a fund. If a fund were no longer able to claim the exclusion, the fund and the Advisor would be subject to regulation under the CEA.
Commodity Pool Operator Regulation. DWS Enhanced Commodity Strategy Fund and DWS RREEF Real Assets Fund are unable to rely on the exclusion from CFTC Rule 4.5 and therefore will be subjected to regulation under the CEA and CFTC rules as a commodity pool. The Advisor is currently registered with the National Futures Association as a “commodity pool operator” and a “commodity trading advisor” and the Advisor will act as such with respect to the operation of a fund. As a result, the Advisor and the fund are subject to dual regulation by the CFTC and the SEC. The CFTC recently adopted regulations that seek to “harmonize” CFTC regulations with overlapping SEC regulations. Pursuant to the CFTC harmonization regulations, the Advisor and the fund may elect to meet the requirements of certain CFTC regulations by complying with specific SEC rules and regulations relating to disclosure and reporting requirements. The CFTC could deem the fund or the Advisor in violation of an applicable CFTC regulation if the fund or the Advisor failed to comply with a related SEC regulatory requirement under the CFTC harmonization regulations. The fund and the Advisor will remain subject to certain CFTC-mandated disclosure, reporting and recordkeeping regulations even if they elect substitute compliance under the CFTC harmonization regulations. Compliance with the CFTC regulations could increase the fund’s expenses, adversely affecting investment returns. Investors in a fund and their financial representatives should consider whether a fund’s status as a “commodity pool” impacts their operations or status under the CEA in deciding whether to invest in a fund.
Common Stock. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, a fund may participate in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. Despite the risk of price volatility, however, common stocks have historically offered a greater potential for long-term gain on investment, compared to other classes of financial assets, such as bonds or cash equivalents, although there can be no assurance that this will be true in the future.
Convertible Securities. A fund may invest in convertible securities; that is, bonds, notes, debentures, preferred stocks and other securities that are convertible (by the holder or by the issuer) into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

The convertible securities in which a fund may invest include fixed-income or zero coupon debt securities, which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, a fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party, which may have an adverse effect on a fund’s ability to achieve its investment objectives. Convertible securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market values of convertible securities tend to decline as interest rates increase and, conversely, tend to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market values of convertible securities typically change as the market values of the underlying common stocks change, and, therefore, also tend to follow movements in the general market for equity securities. A unique feature of convertible securities is that, as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.
As debt securities, convertible securities are investments that provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.
Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.
Convertible securities are generally subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes (LYONs).
Contingent convertible securities (CoCos). A contingent convertible security, or CoCo, is a type of convertible security typically issued by a non-U.S. bank that, upon the occurrence of a specified trigger event, may be (i) convertible into equity securities of the issuer at a predetermined share price; or (ii) written down in liquidation value. Trigger events are identified in the documents that govern the CoCo and may include a decline in the issuer’s capital below a specified threshold level, an increase in the issuer’s risk weighted assets, the share price of the issuer falling to a particular level for a certain period of time and certain regulatory events, such as a change in regulatory capital requirements. CoCos are designed to behave like bonds in times of economic health yet absorb losses when the trigger event occurs. CoCos are generally considered speculative and the prices of CoCos may be volatile.
With respect to CoCos that provide for conversion of the CoCo into common shares of the issuer in the event of a trigger event, the conversion would deepen the subordination of the investor, creating a greater risk of loss in the event of bankruptcy. In addition, because the common stock of the issuer may not pay a dividend, investors in such instruments could experience reduced yields (or no yields at all). With respect to CoCos that provide for the write down in liquidation value of the CoCo in the event of a trigger event, it is possible that the liquidation value of the CoCo may be adjusted downward to below the original par value or written off entirely under certain circumstances. For instance, if losses have eroded the issuer’s capital levels below a specified threshold, the liquidation value of the CoCo may be reduced in whole or in part. The write-down of the CoCo’s par value may occur automatically and would not entitle holders to institute bankruptcy proceedings against the issuer. In addition, an automatic write-down could result in a reduced income rate if the dividend or interest payment associated with the CoCo is based on par value. Coupon payments on CoCos may be discretionary and may be cancelled by the issuer for any reason or may be subject to approval by the issuer’s regulator and may be suspended in the event there are insufficient distributable reserves.
Credit Enhancement. Mortgage-backed securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failure by obligors on underlying assets to make payments, such securities may contain elements of credit enhancement. Such credit enhancement falls into two categories: (1) liquidity protection and (2) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties; through various means of structuring the transaction; or through a combination of such approaches. A fund may pay any additional fees for such credit enhancement, although the existence of credit enhancement may increase the price of a security.
The ratings of mortgage-backed securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.
Examples of credit enhancement arising out of the structure of the transaction include “senior-subordinated securities” (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of “reserve funds” (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and “over-collateralization” (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit enhancement provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such a security.
Certain of a fund’s other investments may be credit-enhanced by a guaranty, letter of credit, or insurance from a third party. Any bankruptcy, receivership, default, or change in the credit quality of the third party providing the credit enhancement may adversely affect the quality and marketability of the underlying security and could cause losses to a fund and affect a fund’s share price.
Currency Strategies. In addition to a fund’s main investment strategy, certain funds seek to enhance returns by employing proprietary quantitative, rules-based methodology currency strategies using derivatives (contracts whose value are based on, for example, indices, currencies or securities), in particular forward currency contracts. These currency strategies are long/short rules-based strategies that offer a core approach to currency investing by investing across a diversified pool of developed and emerging market currencies. There are three strategies:
Carry strategy: Carry trades are widely known in currency markets. In a carry trade low interest rate currencies are systematically sold and high interest rate currencies are systematically bought. Such a strategy seeks to exploit what academics call “forward-rate bias” or the “forward premium puzzle,” that is, circumstances where the forward rate is not an unbiased estimate of the future spot. Positive returns may occur when an investor’s gain from interest rate differentials between the high yielding and low yielding jurisdictions exceed any losses from currency rate movements between the relevant currencies.
Momentum strategy: This strategy is based on the observation that many exchange rates have followed multi-year trends. A strategy that follows a multi-year trend may make positive returns over time. The segmentation of currency market participants, with some acting quickly on news while others respond more slowly is one reason why, in some circumstances, trends may emerge and can be protracted.

Valuation strategy: This strategy is based on the observation that in the long-term, currencies have tended to move toward their “fair value.” The goal of the valuation strategy is to seek a profit for the fund by systematically buying “undervalued” currencies and selling “overvalued” currencies in the medium-term. The success of the currency strategies depends, in part, on the effectiveness and implementation of portfolio management’s proprietary models. If portfolio management’s analysis proves to be incorrect, losses to the fund may be significant and may substantially exceed the intended level of market exposure for the currency strategies. As part of the currency strategies, a fund will be exposed to the risks of non-US currency markets. Foreign currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and economic or political developments in the US or abroad. As a result, the fund’s exposure to foreign currencies could cause lower returns or even losses to the fund. Although portfolio management seeks to limit these risks through the aggregation of various long and short positions, there can be no assurance that it will be able to do so.
Custodial Receipts. Custodial receipts are interests in separately traded interest and principal component parts of US Government securities that are issued by banks or brokerage firms and are created by depositing US Government securities into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Custodial receipts include Treasury Receipts (TRs), Treasury Investment Growth Receipts (TIGRs), and Certificates of Accrual on Treasury Securities (CATS). TIGRs and CATS are interests in private proprietary accounts while TRs and STRIPS are interests in accounts sponsored by the US Treasury. Receipts are sold as zero coupon securities (see Zero Coupon Securities). A fund may acquire US Government securities and their unmatured interest coupons that have been separated (stripped) by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the US Government securities, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including TIGRs and CATS. The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying US Treasury bonds and notes themselves are generally held in book-entry form at a Federal Reserve Bank. Counsel to the underwriters of these certificates or other evidences of ownership of US Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying US Government securities for federal tax and securities purposes. In the case of CATS and TIGRs, the Internal Revenue Service (IRS) has reached a similar conclusion for the purpose of applying the tax diversification requirements applicable to regulated investment companies such as a fund. CATS and TIGRs are not considered US Government securities by the staff of the SEC. Further, the IRS conclusion noted above is contained only in a general counsel memorandum, which is an internal document of no precedential value or binding effect, and a private letter ruling, which also may not be relied upon by a fund. A fund is not aware of any binding legislative, judicial or administrative authority on this issue.
Depositary Receipts. A fund may invest in sponsored or unsponsored American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), International Depositary Receipts (IDRs) and other types of Depositary Receipts (which, together with ADRs, EDRs, GDRs and IDRs are hereinafter referred to as Depositary Receipts). Depositary Receipts provide indirect investment in securities of foreign issuers. Prices of unsponsored Depositary Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of unsponsored Depositary Receipts are not obligated to disclose material information regarding the underlying securities or their issuer in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts that are bought and sold in the United States and are typically issued by a US bank or trust company which evidence ownership of underlying securities by a foreign corporation. GDRs, IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they may also be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Depositary Receipts, including those denominated in US dollars will be subject to foreign currency exchange rate risk. However, by investing in US dollar-denominated ADRs rather than directly in foreign issuers’ stock, a fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. However, certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.
Derivatives. A fund may use instruments referred to as derivatives (derivatives). Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). Derivatives often allow a fund to increase or decrease the level of risk to which a fund is exposed more quickly and efficiently than direct investments in the underlying asset or instruments.
A fund may, to the extent consistent with its investment objective and policies, purchase and sell (write) exchange-listed and over-the-counter (OTC) put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars and contracts for difference, and may enter into currency forward contracts, currency futures contracts, currency swaps or options on currencies, or various other currency transactions. In addition, a fund may invest in structured notes. The types of derivatives identified above are not intended to be exhaustive and a fund may use types of derivatives and/or employ derivatives strategies not otherwise described in this Statement of Additional Information or a fund’s prospectuses.
OTC derivatives are purchased from or sold to securities dealers, financial institutions or other parties (Counterparties) pursuant to a bilateral agreement with the Counterparty. As a result, a significant risk of OTC derivatives is counterparty risk. The Advisor monitors the creditworthiness of OTC derivative counterparties and periodically reports to the Board with respect to the creditworthiness of OTC derivative counterparties.
A fund may use derivatives subject to certain limits imposed by a fund’s investment objective and policies (see Investment Restrictions) and the 1940 Act, or by the requirements for a fund to qualify as a regulated investment company for tax purposes (see Taxes) (i) to seek to achieve returns, (ii) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a fund’s portfolio resulting from securities markets or currency exchange rate fluctuations, (iii) to protect a fund’s unrealized gains in the value of its portfolio securities, (iv) to facilitate the sale of such securities for investment purposes, (v) to manage the effective maturity or duration of a fund’s portfolio, (vi) to establish a position in the derivatives markets as a substitute for purchasing or selling (including selling short) particular securities, (vii) for funds that invest in foreign securities, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another (not necessarily the US dollar), or (viii) for any other purposes permitted by law.
A fund may decide not to employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If the Advisor incorrectly forecasts interest rates, market values or other economic factors in using a derivatives strategy for a fund, a fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivatives may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivatives and price movements of related investments. While some strategies involving derivatives can reduce risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because a fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivatives (refer to Asset Segregation for more information relating to asset segregation and cover requirements for derivatives instruments), and the possible inability of a fund to close out or liquidate its derivatives positions.
General Characteristics of Options. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a fund’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving a fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A fund’s purchase of a call option on a security, commodity, index, currency or other instrument might be intended to protect a fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. If a fund sells or “writes” a call option, the premium that it receives may partially offset, to the extent of the option premium, a decrease in the value of the underlying securities or instruments in its portfolio or may increase a fund’s income. The sale of put options can also provide income and might be used to protect a fund against an increase in the price of the underlying instrument or provide, in the opinion of portfolio management, an acceptable entry point with regard to the underlying instrument.
A fund may write call options only if they are “covered.” A written call option is covered if a fund owns the security or instrument underlying the call or has an absolute right to acquire that security or instrument without additional cash consideration (or if additional cash consideration is required, liquid assets in the amount of a fund’s obligation are segregated according to the procedures and policies adopted by the Board). For a call option on an index, the option is covered if a fund segregates liquid assets equal to the contract value to the extent required by SEC guidelines. A call option is also covered if a fund holds a call on the same security, index or instrument as the written call option where the exercise price of the purchased call (long position) is: (i) equal to or less than the exercise price of the call written; or (ii) greater than the exercise price of the call written provided that liquid assets equal to the difference between the exercise prices are segregated to the extent required by SEC guidelines (see Asset Segregation). Exchange listed options are issued and cleared by a regulated intermediary such as the Options Clearing Corporation (OCC). The OCC ensures that the obligations of each option it clears are fulfilled. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries. OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, or cash delivery for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.
As noted above, OTC options are purchased from or sold to Counterparties through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a fund or fails to make a cash settlement payment due in accordance with the terms of that option, a fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction.
There are a number of risks associated with transactions in options. Options on particular securities or instruments may be more volatile than a direct investment in the underlying security or instrument. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. Additionally, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given options transaction not to achieve its objective. Disruptions in the markets for the securities underlying options purchased or sold by a fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, a fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the OCC or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at a time when trading in the option has also been halted, a fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by a fund has expired, a fund could lose the entire value of its option.
During the option period, the covered call writer, in return for the premium on the option, gives up the opportunity to profit from a price increase in the underlying security or instrument above the sum of the option premium received and the option's exercise price, but as long as its obligations as a writer continue, retains the risk of loss, minus the option premium received, should the price of the underlying security or instrument decline. In writing options, a fund has no control over the time when it may be required to fulfill its obligations as the writer of the option. Once a fund receives an exercise notice for its option, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. Thus, the use of covered call options may require the fund to sell portfolio securities at inopportune times or for prices other than current market values, will limit the amount of appreciation the fund can realize above the exercise price of an option on a security, and may cause the fund to hold a security that it might otherwise sell.
In writing put options, there is a risk that a fund may be required to buy the underlying security or instrument at a disadvantageous price if the put option is exercised against a fund. If a put or call option purchased by a fund is not sold when it has remaining value, and if the market price of the underlying security or instrument remains, in the case of a put, equal to or greater than the exercise price, or in the case of a call, less than or equal to the exercise price, a fund will lose the premium that it paid for the option. Also, where a put or call option is purchased as a hedge against price movements in the underlying security or instrument, the price of the put or call option may move more or less than the price of the underlying security or instrument.
The value of options may be adversely affected if the market for such options becomes less liquid or smaller. A fund’s ability to close out its position as a purchaser or seller of an OTC option or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. There can be no assurance that a liquid market will exist when a fund seeks to close out an option position either, in the case of a written call option, by buying the option, or, in the case of a purchased put option, by selling the option. The possible reasons for the absence of a liquid options market on an exchange include, but are not limited to the following: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities the OCC or an exchange to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms. A fund’s ability to terminate OTC options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. If a fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.
Special risks are presented by internationally traded options. Because of the differences in trading hours between the US and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when US markets are closed. As a result, option premiums may not reflect the current prices of the underlying interests in the US.
The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Call options are marked-to-market daily and their value will be affected by changes in the value of and dividend rates of the underlying securities, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying securities and the remaining time to the options’ expiration. Additionally, the exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of certain corporate events affecting the underlying security, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events. A reduction in the exercise price of an option would reduce a fund’s capital appreciation potential on the underlying security.
The number of call options a fund can write is limited by the number of shares of underlying securities that the fund holds. Furthermore, a fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class that may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options that a fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Advisor. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.
General Characteristics of Futures Contracts and Options on Futures Contracts. A futures contract is an agreement between two parties to buy or sell a financial instrument or commodity for a set price on a future date. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. A futures contract generally obligates the purchaser to take delivery from the seller of the specific type of financial instrument or commodity underlying the contract at a specific future time for a set price. The purchase of a futures contract enables a fund, during the term of the contract, to lock in the price at which it may purchase a security, currency or commodity and protect against a rise in prices pending the purchase of portfolio securities. A futures contract generally obligates the seller to deliver to the buyer the specific type of financial instrument underlying the contract at a specific future time for a set price. The sale of a futures contract enables a fund to lock in a price at which it may sell a security, currency or commodity and protect against declines in the value of portfolio securities. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.
Although most futures contracts call for actual delivery or acceptance of the underlying financial instrument or commodity, the contracts are usually closed out before the settlement date without making, or taking, actual delivery. Futures contracts on financial indices, currency exchange instruments and certain other instruments provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the underlying instruments value (i.e., the index) at the open or close of the last trading day of the contract and futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of underlying financial instrument and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of underlying financial instrument or commodity and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There can be no assurance that a fund will be able to enter into a closing transaction.
When a purchase or sale of a futures contract is made, a fund is required to deposit with the financial intermediary as security for its obligations under the contract “initial margin” consisting of cash, US Government Securities or other liquid assets typically ranging from approximately less than 1% to 15% of the contract amount. The initial margin is set by the exchange on which the contract is traded and may, from time to time, be modified under certain circumstances, such as periods of high volatility. In addition, brokers may establish margin deposit requirements in excess of those required by the exchange. The margin deposits made are marked to market daily and a fund may be required to make subsequent deposits of cash, US Government securities or other liquid assets, called “variation margin” or “maintenance margin,” which reflects the price fluctuations of the futures contract. The purchase of an option on a futures contract involves payment of a premium for the option without any further obligation on the part of a fund. The sale of an option on a futures contract involves receipt of a premium for the option and the obligation to deliver (by physical or cash settlement) the underlying futures contract. If a fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position.
There are several risks associated with futures contracts and options on futures contracts. The prices of financial instruments or commodities subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash price of a fund’s securities or other assets (and the currencies in which they are denominated). Also, prices of futures contracts may not move in tandem with the changes in prevailing interest rates, market movements and/or currency exchange rates against which a fund seeks a hedge. Additionally, there is no assurance that a liquid secondary market will exist for futures contracts and related options in which a fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, a fund would continue to be required to make daily payments of variation margin. The absence of a liquid market in futures contracts might cause a fund to make or take delivery of the instruments or commodities underlying futures contracts at a time when it may be disadvantageous to do so. The inability to close out positions and futures positions could also have an adverse impact on a fund’s ability to effectively hedge its positions.
The risk of loss in trading futures contracts in some strategies can be substantial, due both to the relatively low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.
Futures contracts and options thereon which are purchased or sold on non-US commodities exchanges may have greater price volatility than their US counterparts. Furthermore, non-US commodities exchanges may be less regulated and under less governmental scrutiny than US exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on non-US exchanges.
In the event of the bankruptcy of a broker through which a fund engages in transactions in futures or options thereon, a fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss on all or part of its margin deposits with the broker.
Currency Transactions. A fund may engage in currency transactions for any purpose consistent with its investment strategy, policies and restrictions, including, without limitation, for hedging purposes or to seek to enhance returns. Certain currency transactions may expose a fund to the effects of leverage. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below.
A fund may engage in currency derivative transactions to seek to enhance returns by taking a net long or net short position in one or more currencies, in which case the fund may have currency exposure that is different (in some cases, significantly different) from the currency exposure of its other portfolio investments or the currency exposure of its performance index. These overweight or underweight currency positions may increase the fund's exposure to the effects of leverage, which may cause the fund to be more volatile. A fund may realize a loss on a currency derivative in an amount that exceeds the capital invested in such derivative, regardless of whether the fund entered into the transaction to enhance returns or for hedging purposes.
“Transaction hedging” is entering into a currency transaction with respect to specific assets or liabilities of a fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Entering into a forward contract for the purchase or sale of an amount of foreign currency involved in an underlying security transaction may “lock in” the US dollar price of the security. Forward contracts may also be used in anticipation of future purchases and sales of securities, even if specific securities have not yet been selected. “Position hedging” is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency. Position hedging may protect against a decline in the value of existing investments denominated in the foreign currency. While such a transaction would generally offset both positive and negative currency fluctuations, such currency transactions would not offset changes in security values caused by other factors.
A fund may also “cross-hedge” currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a fund has or to which a fund expects to have portfolio exposure. This type of investment technique will generally reduce or eliminate exposure to the currency that is sold, and increase the exposure to the currency that is purchased. As a result, a fund will assume the risk of fluctuations in the value of the currency purchased at the same time that it is protected against losses from a decline in the hedged currency.
To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a fund may also engage in “proxy hedging.” Proxy hedging is often used when the currency to which a fund is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a fund’s securities are or are expected to be denominated. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.
Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that a fund is engaging in proxy hedging.
Currency transactions are subject to additional special risks that may not apply to other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Currency exchange rates, bid/ask spreads and liquidity may fluctuate based on factors that may, or may not be, related to that country’s economy.
Swap Agreements and Options on Swap Agreements. A fund may engage in swap transactions, including, but not limited to, swap agreements on interest rates, currencies, indices, credit and event linked swaps, total return and other swaps and related caps, floors and collars. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a predetermined financial instrument or instruments, which may be adjusted for an interest factor. The gross return to be exchanged or “swapped” between the parties is generally calculated with respect to a “notional amount” which is generally equal to the return on or increase in value of a particular dollar amount invested at a particular interest rate in such financial instrument or instruments.
“Interest rate swaps” involve the exchange by a fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). A “currency swap” is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. An “index swap” is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.
A “credit default swap” is a contract between a buyer and a seller of protection against a pre-defined credit event. The buyer of protection pays the seller a fixed regular fee provided that no event of default on an underlying reference obligation, which can be a single debt instrument or an index of debt instruments, has occurred. If a credit event occurs, the seller typically pays the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation upon settlement. Credit default swaps are used as a means of “buying” credit protection, i.e., attempting to mitigate the risk of default or credit quality deterioration in some portion of a fund’s holdings, or “selling” credit protection, i.e., attempting to gain exposure to an underlying issuer’s or group of issuers’ credit quality characteristics without directly investing in that issuer or group of issuers. When a fund is a seller of credit protection, it effectively adds leverage to its portfolio because, in addition to its net assets, a fund would typically be subject to investment exposure on the notional amount of the swap. A fund will only sell credit protection with respect to securities in which it would be authorized to invest directly.
If a fund is a buyer of a credit default swap and no credit event occurs, a fund will lose its investment and recover nothing. However, if a fund is a buyer and a credit event occurs, a fund will typically receive the full notional value of the reference obligation, whose value may have deteriorated at the time the transaction settles. As a seller, a fund receives a fixed rate of income through the term of the contract (typically between six months and three years), provided that there is no default event. If a credit event occurs, the seller typically pays the buyer the full notional value of the reference obligation.
Credit default swaps involve greater risks than if a fund had invested in the reference obligation directly. In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they may be difficult to value, may be highly susceptible to liquidity and credit risk, and may pay a return to the party that has paid the premium only in the event of an actual default by the issuer or issuers of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).
A fund may use credit default swaps to gain exposure to particular issuers or particular markets through investments in portfolios of credit default swaps, such as Markit’s North American High Yield CDX Index, the CDX.NA.HY Index, or Markit’s North American Commercial Mortgage-Backed Securities CMBX Index, the CMBX.NA Index. A fund can be a buyer or seller of protection based on these, or similar indexes. Contracts on these indexes are generally the same as contracts on single debt instruments, although there may be some differences, including that the contracts may be structured as pay as you go contracts.
“Total return” swaps are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specific security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return of other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swaps may add leverage to a fund because, in addition to its net assets, a fund would be subject to investment exposure on the notional amount of the swap.
Swaps typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on a fund’s performance. Depending on how they are used, swaps may increase or decrease the overall volatility of a fund’s investments and its share price and yield. A fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a fund receiving or paying, as the case may be, only the net amount of the two payments.
A fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of a Counterparty. In addition, if the Counterparty’s creditworthiness declines, the value of a swap may decline, potentially resulting in losses for a fund. A fund may also suffer losses if it is unable to terminate outstanding swaps (either by assignment or other disposition) or reduce its exposure through offsetting transactions (i.e., by entering into an offsetting swap with the same party or similarly creditworthy party).
A fund may also enter into swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some future time on specified terms. Depending on the terms, a fund will generally incur greater risk when it writes a swap option than when it purchases a swap option. When a fund purchases a swap option, it risks losing the amount of the premium it has paid should it decide to let the option expire.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act) and related regulatory developments have imposed several new requirements on swap market participants, including registration and new business conduct requirements on dealers that enter into swaps or non-deliverable forward currency contracts with certain clients and the imposition of central clearing and a corresponding exchange-trading execution requirement for certain swap contracts. Central clearing and a corresponding exchange-trading execution requirement are currently only required for limited swap transactions, including some interest rate swaps and credit default index swaps. Compliance with the central clearing requirements under the Dodd-Frank Act is expected to occur over time as regulators, such as the SEC and the CFTC, adopt new regulations requiring central clearing of additional types of derivative transactions. In a cleared transaction, a fund will enter into the transaction with a counterparty, and performance of the transaction will be effected by a central clearinghouse. A clearing arrangement reduces a fund's exposure to the credit risk of the counterparty, but subjects the fund to the credit risk of the clearinghouse and a member of the clearinghouse through which the fund holds its cleared position. A fund will be required to post specific levels of margin which may be greater than the margin a fund would have been required to post in the OTC market. In addition, uncleared OTC swap transactions will be subject to regulatory collateral requirements that could render entering into swaps in the OTC market prohibitively expensive. These regulations (or choice to no longer use a particular derivative instrument that triggers additional regulations) could cause a fund to change the derivative investments that it utilizes or to incur additional expenses.
In the event of a counterparty’s (or its affiliate’s) insolvency, a fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes generally provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In the European Union, the regulatory authorities could reduce, eliminate or convert to equity the liabilities to a fund of a counterparty subject to such proceedings (sometimes referred to as a “bail in”).
Contracts for Difference. A contract for difference offers exposure to price changes in an underlying security without ownership of such security, typically by providing investors the ability to trade on margin. A fund may purchase contracts for difference (CFD). A CFD is a privately negotiated contract between two parties, buyer and seller, stipulating that the seller will pay to or receive from the buyer the difference between the notional value of the underlying instrument at the opening of the contract and that instrument’s notional value at the end of the contract. The underlying instrument may be a single security, stock basket or index. A CFD can be set up to take either a short or long position on the underlying instrument. The buyer and seller are typically both required to post margin, which is adjusted daily. The buyer will also pay to the seller a financing rate on the notional amount of the capital employed by the seller less the margin deposit. A CFD is usually terminated at the buyer’s initiative. The seller of the CFD will simply match the exposure of the underlying instrument in the open market and the parties will exchange whatever payment is due.
As is the case with owning any financial instrument, there is the risk of loss associated with buying a CFD. For example, if a fund buys a long CFD and the underlying security is worth less at the end of the contract, the fund would be required to make a payment to the seller and would suffer a loss. Also, there may be liquidity risk if the underlying instrument is illiquid because the liquidity of a CFD is based on the liquidity of the underlying instrument. A further risk is that adverse movements in the underlying security will require the buyer to post additional margin. CFDs also carry counterparty risk, i.e., the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. If the counterparty were to do so, the value of the contract, and of a fund’s shares, may be reduced. CFDs are regulated as swaps by the CFTC.
Structured Notes. Structured notes are derivative debt securities, the interest rate or principal of which is determined by reference to changes in value of a specific security or securities, reference rate, or index. Indexed securities, similar to structured notes, are typically, but not always, debt securities whose value at maturity or coupon rate is determined by reference to other securities. The performance of a structured note or indexed security is based upon the performance of the underlying instrument.
The terms of a structured note may provide that, in certain circumstances, no principal is due on maturity and, therefore, may result in loss of investment. Structured notes may be indexed positively or negatively to the performance of the underlying instrument such that the appreciation or deprecation of the underlying instrument will have a similar effect to the value of the structured note at maturity at the time of any coupon payment. In addition, changes in the interest rate and value of the principal at maturity may be fixed at a specific multiple of the change in value of the underlying instrument, making the value of the structured note more volatile than the underlying instrument. In addition, structured notes may be less liquid and more difficult to price accurately than less complex securities or traditional debt securities.
Participatory Notes or Participation Notes. Participatory notes or participation notes are issued by banks or broker-dealers (often associated with non-US-based brokerage firms) and are designed to replicate the performance of certain securities or markets. Typically, purchasers of participatory notes are entitled to a return measured by the change in value of an identified underlying security or basket of securities. The price, performance, and liquidity of the participatory note are all linked directly to the underlying security. The holder of a participatory note may be entitled to receive any dividends paid in connection with the underlying security, which may increase the return of a participatory note, but typically does not receive voting or other rights as it would if it directly owned the underlying security. A fund’s ability to redeem or exercise a participatory note generally is dependent on the liquidity in the local trading market for the security underlying the note. Participatory notes are commonly used when a direct investment in the underlying security is restricted due to country-specific regulations.
Participatory notes are a type of equity-linked derivative, which are generally traded over-the-counter and, therefore, will be subject to the same risks as other over-the-counter derivatives. The performance results of participatory notes will not replicate exactly the performance of the securities or markets that the notes seek to replicate due to transaction costs and other expenses. Investments in participatory notes involve the same risks associated with a direct investment in the shares of the companies the notes seek to replicate. Participatory notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them. Consequently, a purchaser of a participatory note is relying on the creditworthiness of such banks or broker-dealers and has no rights under the note against the issuer of the security underlying the note. In addition, there is no guarantee that a liquid market for a participatory note will exist or that the issuer of the note will be willing to repurchase the note when a fund wishes to sell it. Because a participatory note is an obligation of the issuer of the note, rather than a direct investment in shares of the underlying security, a fund may suffer losses potentially equal to the full value of the participatory note if the issuer of the note fails to perform its obligations.
Commodity-Linked Derivatives. A fund may invest in instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts, or the performance of commodity indices such as “commodity-linked” or “index-linked” notes. These instruments are sometimes referred to as “structured notes” because the terms of the instrument may be structured by the issuer of the note and the purchaser of the note, such as a fund.
The values of commodity-linked notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes expose a fund economically to movements in commodity prices, but a particular note has many features of a debt obligation. These notes also are subject to credit and interest rate risks that in general affect the value of debt securities. Therefore, at the maturity of the note, a fund may receive more or less principal than it originally invested. A fund might receive interest payments on the note that are more or less than the stated coupon interest rate payments.
Commodity-linked notes may involve leverage, meaning that the value of the instrument will be calculated as a multiple of the upward or downward price movement of the underlying commodity future or index. The prices of commodity-linked instruments may move in different directions than investments in traditional equity and debt securities in periods of rising inflation. Of course, there can be no guarantee that a fund’s commodity-linked investments would not be correlated with traditional financial assets under any particular market conditions.
Commodity-linked notes may be wholly principal protected, partially principal protected or offer no principal protection. With a wholly principal protected instrument, a fund will receive at maturity the greater of the par value of the note or the increase in value of the underlying index. Partially protected instruments may suffer some loss of principal up to a specified limit if the underlying index declines in value during the term of the instrument. For instruments without principal protection, there is a risk that the instrument could lose all of its value if the index declines sufficiently. The Advisor’s decision on whether and to what extent to use principal protection depends in part on the cost of the protection. In addition, the ability of a fund to take advantage of any protection feature depends on the creditworthiness of the issuer of the instrument.

Commodity-linked notes are generally hybrid instruments which are excluded from regulation under the CEA and the rules thereunder. Additionally, from time to time a fund may invest in other hybrid instruments that do not qualify for exemption from regulation under the CEA.
In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, a fund must, among other things, derive at least 90% of its income from certain specified sources (qualifying income). Income from certain commodity-linked derivatives does not constitute qualifying income to a fund. The tax treatment of commodity-linked notes and certain other derivative instruments in which a fund might invest is not certain, in particular with respect to whether income and gains from such instruments constitutes qualifying income. If the fund treats income from a particular instrument as qualifying income and the income is later determined not to constitute qualifying income, and, together with any other nonqualifying income, causes the fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, a fund will fail to qualify as a regulated investment company unless it is eligible to and does pay a tax at the fund level. Certain funds (including DWS Enhanced Commodity Strategy Fund and DWS RREEF Real Assets Fund) have obtained private letter rulings from the IRS confirming that the income and gain earned through a wholly-owned Subsidiary that invests in certain types of commodity-linked derivatives constitute qualifying income under the Code. See “Taxes” in Appendix II-H of this SAI.
Combined Transactions. A fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions (component transactions), instead of a single derivative, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of a fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.
Direct Debt Instruments. Direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to lenders (direct loans), to suppliers of goods or services (trade claims or other receivables) or to other parties. When a fund participates in a direct loan it will be lending money directly to an issuer. Direct loans generally do not have an underwriter or agent bank, but instead, are negotiated between a company’s management team and a lender or group of lenders. Direct loans typically offer better security and structural terms than other types of high yield securities. Direct debt obligations are often the most senior obligations in an issuer’s capital structure or are well-collateralized so that overall risk is lessened. Trade claims are unsecured rights of payment arising from obligations other than borrowed funds. Trade claims include vendor claims and other receivables that are adequately documented and available for purchase from high-yield broker-dealers. Trade claims typically sell at a discount. In addition to the risks otherwise associated with low-quality obligations, trade claims have other risks, including the possibility that the amount of the claim may be disputed by the obligor. Trade claims normally are be considered illiquid and pricing can be volatile. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower. A fund will rely primarily upon the creditworthiness of the borrower and/or the collateral for payment of interest and repayment of principal. The value of a fund’s investments may be adversely affected if scheduled interest or principal payments are not made. Because most direct loans will be secured, there will be a smaller risk of loss with direct loans than with an investment in unsecured high yield bonds or trade claims. Investment in the indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness or may pay only a small fraction of the amount owed. Investments in direct debt instruments also involve interest rate risk and liquidity risk. However, interest rate risk is lessened by the generally short-term nature of direct debt instruments and their interest rate structure, which typically floats. To the extent the direct debt instruments in which a fund invests are considered illiquid, the lack of a liquid secondary market (1) will have an adverse impact on the value of such instruments, (2) will have an adverse impact on a fund’s ability to dispose of them when necessary to meet a fund’s liquidity needs or in response to a specific economic event, such as a decline in creditworthiness of the issuer, and (3) may make it more difficult for a fund to assign a value to these instruments for purposes of valuing a fund’s portfolio and calculating its net asset value. In order to lessen liquidity risk, a fund anticipates investing primarily in direct debt instruments that are quoted and traded in the high yield market. Trade claims may also present a tax risk to a fund.

Dollar Roll Transactions. Dollar roll transactions consist of the sale by a fund to a bank or broker-dealer (counterparty) of mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a fund agrees to buy a security on a future date.
A dollar roll involves costs to a fund. For example, while a fund receives a fee as consideration for agreeing to repurchase the security, a fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by a fund, in which case the use of this technique will result in a lower return than would have been realized without the use of dollar rolls. Further, although a fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the dollar roll. A “covered roll” is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. A fund may enter into both covered and uncovered rolls.
The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. A fund will be exposed to counterparty risk. For example, if the counterparty becomes insolvent, a fund’s right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before a fund is able to purchase them. Similarly, a fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to a fund, the security that a fund is required to buy under the dollar roll may be worth less than the identical security. Finally, there can be no assurance that a fund’s use of the cash that it receives from a dollar roll will provide a return that exceeds transaction costs associated with the dollar roll.
Energy Infrastructure Companies. These are companies that own and operate assets that are used in the energy infrastructure sector, including assets used in exploring, developing, producing, generating, transporting (including marine), transmitting, terminal operation, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products (including biodiesel and ethanol), coal or electricity, or that provide energy infrastructure related services. Energy infrastructure companies operate, among other things, assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining, marketing or generation of natural gas, natural gas liquids, crude oil, refined petroleum products (including biodiesel and ethanol), coal or electricity.
Eurodollar Obligations. Eurodollar bank obligations are US dollar-denominated certificates of deposit and time deposits issued outside the US capital markets by foreign branches of US banks and US branches of foreign banks. Eurodollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issues.
Exchange-Traded Notes (ETNs). A fund may invest in exchange-traded notes, or ETNs, to the extent that such investments are consistent with the fund’s investment objective, policies, strategies and restrictions and the limitations of the 1940 Act. ETNs are senior, unsecured, unsubordinated debt securities issued by a bank or other issuer, the returns of which are linked to the performance of a particular market index, benchmark or strategy factor, minus applicable fees. ETNs typically do not make periodic interest payments and principal typically is not protected. ETNs are traded on an exchange during normal trading hours. However, investors can also hold ETNs until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market index, benchmark or strategy factor. ETNs are subject to credit risk, including the credit risk of the issuer, and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, regardless of the performance of the underlying market index, benchmark or strategy. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying assets, changes in the applicable interest rates, and economic, legal, political or geographic events that affect the underlying assets. When a fund invests in an ETN, it will bear its proportionate share of any fees and expenses borne by the ETN. An ETN that is tied to a specific market index, benchmark or strategy may not be able to replicate and maintain the composition and relative weighting of securities, commodities or other components in the applicable market index, benchmark or strategy. Although an ETN is listed on an exchange, there can be no assurance that a secondary market will exist for an ETN. In addition, ETNs that use leverage may, at times, be relatively illiquid and thus may be difficult to buy or sell at a fair price. There may be times when an ETN trades at a premium or discount to its net asset value.
ETNs are also subject to tax risk. The U.S. federal income tax consequences of investing in ETNs are uncertain and may be less favorable than a direct investment in the underlying holdings. There can be no assurance that the IRS will accept, or a court will uphold, how a fund characterizes and treats ETNs for tax purposes. Among other issues, the Code could recharacterize all or a portion of any long-term capital gain that a fund recognizes with respect to ETNs as ordinary income.
Fixed Income Securities. Fixed income securities, including corporate debt obligations, generally expose a fund to the following types of risk: (1) interest rate risk (the potential for fluctuations in bond prices due to changing interest rates); (2) income risk (the potential for a decline in a fund’s income due to falling market interest rates); (3) credit risk (the possibility that a bond issuer will fail to make timely payments of either interest or principal to a fund); (4) prepayment risk or call risk (the likelihood that, during periods of falling interest rates, securities with high stated interest rates will be prepaid, or “called” prior to maturity, requiring a fund to invest the proceeds at generally lower interest rates); and (5) extension risk (the likelihood that as interest rates increase, slower than expected principal payments may extend the average life of fixed income securities, which will have the effect of locking in a below-market interest rate, increasing the security’s duration and reducing the value of the security).
In periods of declining interest rates, the yield (income from a fixed income security held by a fund over a stated period of time) of a fixed income security may tend to be higher than prevailing market rates, and in periods of rising interest rates, the yield of a fixed income security may tend to be lower than prevailing market rates. In addition, when interest rates are falling, the inflow of net new money to a fund will likely be invested in portfolio instruments producing lower yields than the balance of a fund’s portfolio, thereby reducing the yield of a fund. In periods of rising interest rates, the opposite can be true. The net asset value of a fund can generally be expected to change as general levels of interest rates fluctuate. The value of fixed income securities in a fund’s portfolio generally varies inversely with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.
Corporate debt obligations generally offer less current yield than securities of lower quality, but lower-quality securities generally have less liquidity, greater credit and market risk, and as a result, more price volatility.
Foreign Currencies. Because investments in foreign securities usually will involve currencies of foreign countries, and because a fund may hold foreign currencies and forward contracts, futures contracts and options on foreign currencies and foreign currency futures contracts, the value of the assets of a fund as measured in US dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a fund may incur costs and experience conversion difficulties and uncertainties in connection with conversions between various currencies. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security.
The strength or weakness of the US dollar against these currencies is responsible for part of a fund’s investment performance. If the dollar falls in value relative to the Japanese yen, for example, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall. Many foreign currencies have experienced significant devaluation relative to the dollar.

Although a fund values its assets daily in terms of US dollars, it may not convert its holdings of foreign currencies into US dollars on a daily basis. Investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should a fund desire to resell that currency to the dealer. A fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.
Foreign Investment. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of a fund’s foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the US dollar. There may be less information publicly available about a foreign issuer than about a US issuer, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the US. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable US issuers. Foreign brokerage commissions and other fees are also generally higher than in the US. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of a fund’s assets held abroad) and expenses not present in the settlement of investments in US markets. Payment for securities without delivery may be required in certain foreign markets.
In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of a fund’s investments in certain foreign countries. Governments of many countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in these countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. There is also generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the US. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special US tax considerations may apply (see Taxes). Moreover, foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.
The foreign countries in which a fund invests may become subject to economic and trade sanctions or embargoes imposed by the US or foreign governments or the United Nations. Such sanctions or other actions could result in the devaluation of a country’s currency or a decline in the value and liquidity of securities of issuers in that country. In addition, such sanctions could result in a freeze on an issuer’s securities which would prevent a fund from selling securities it holds. The value of the securities issued by companies that operate in, or have dealings with these countries may be negatively impacted by any such sanction or embargo and may reduce a fund’s returns. The risks related to sanctions or embargoes are greater in emerging and frontier market countries.
Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the US or in other foreign countries. The laws of some foreign countries may limit a fund’s ability to invest in securities of certain issuers organized under the laws of those foreign countries.
Many foreign countries are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the US and other countries with which they trade. These economies also have been and may continue to be negatively impacted by economic conditions in the US and other trading partners, which can lower the demand for goods produced in those countries.
China investment. Investments in the Greater China region are subject to special risks, such as less developed or less efficient trading markets, restrictions on monetary repatriation and possible seizure, nationalization or expropriation of assets. Investments in Taiwan may be adversely affected by its political and economic relationship with the People’s

Republic of China (“PRC”). In addition, the willingness of the Chinese government to support the Chinese and Hong Kong economies and markets is uncertain and changes in government policy could significantly affect the markets in both Hong Kong and China.
Increasing trade tensions between China and its trading partners, including the United States, have resulted in tariffs and may in the future result in additional measures or actions that could have an adverse effect on an investment in the Greater China region.
Investments in equity securities of companies based in the PRC and listed and traded on the Shanghai Stock Exchange and Shenzhen Stock Exchange (“A-Shares”) may be made through the Shanghai – Hong Kong and Shenzhen – Hong Kong Stock Connect programs (“Stock Connect”). Stock Connect is a securities trading and clearing program between either the Shanghai Stock Exchange or Shenzhen Stock Exchange and The Stock Exchange of Hong Kong Limited (“SEHK”), China Securities Depository and Clearing Corporation Limited and Hong Kong Securities Clearing Company Limited. Stock Connect is designed to permit mutual stock market access between mainland China and Hong Kong by allowing investors to trade and settle shares on each market via their local exchanges. Trading through Stock Connect is subject to a daily quota (“Daily Quota”), which limits the maximum daily net purchases on any particular day by Hong Kong investors (and foreign investors trading through Hong Kong) trading PRC listed securities and PRC investors trading Hong Kong listed securities trading through the relevant Stock Connect. Accordingly, a fund’s direct investments in A-Shares may be limited by the Daily Quota that limits total purchases through Stock Connect. The Daily Quota may restrict a fund’s ability to invest in A-Shares through Stock Connect on a timely basis, which could affect the fund’s performance.
Stock Connect is generally available only on business days when both the PRC markets and the Hong Kong market are open and when banks in both markets are open on the corresponding settlement days. Therefore, due to differences in trading days, a fund may not be able to trade it’s A-Shares and may also be subject to the risk of price fluctuations in A-Shares on days when Stock Connect is not trading.
Investments made through Stock Connect are subject to trading, clearance and settlement procedures that are untested in the PRC, which could pose risks to a fund. Because of the way in which A-Shares are held in Stock Connect, the precise nature and rights of a fund are not well defined under the law of the PRC and a fund may not be able to exercise the rights of a shareholder and may be limited in their ability to pursue claims against the issuers of a security. In addition, investments in A-Shares via Stock Connect are not covered by the Hong Kong Investor Compensation Fund, which means that a fund will be exposed to the risks of default of the broker(s) it engaged in its trading through Stock Connect and will be unable to make monetary claims on the investor compensation fund that it might otherwise be entitled to with respect to investments in Hong Kong securities. Stock Connect A-Shares generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. The list of A-Shares eligible to be traded through Stock Connect may change from time to time. When a China A-Shares issue is recalled from the list of securities eligible for trading on Stock Connect, a fund may only sell, but not buy, the securities, which could adversely affect the fund’s investment strategy. Current tax regulations in PRC, including a temporary exemption from PRC income tax and PRC business tax for capital gains realized from trading on Stock Connect, are subject to change. Any such change could have an adverse effect on a fund’s returns.
European investment. European financial markets have recently experienced volatility and have been adversely affected by concerns about economic downturns, credit rating downgrades, rising government debt level and possible default on or restructuring of government debt in several European countries. Most countries in Western Europe are members of the European Union (EU), which faces major issues involving its membership, structure, procedures and policies. European countries that are members of the Economic and Monetary Union of the European Union ((EMU), comprised of the EU members that have adopted the Euro currency) are subject to restrictions on inflation rates, interest rates, deficits, and debt levels, as well as fiscal and monetary controls. European countries are significantly affected by fiscal and monetary controls implemented by the EMU, and it is possible that the timing and substance of these controls may not address the needs of all EMU member countries. In addition, the fiscal policies of a single member state can impact and pose economic risks to the EU as a whole. Investing in Euro-denominated securities also risks exposure to a currency that may not fully reflect the strengths and weaknesses of the disparate economies that comprise Europe.

There is continued concern over member state-level support for the Euro, which could lead to certain countries leaving the EMU, the implementation of currency controls, or potentially the dissolution of the Euro. The dissolution of the Euro would have significant negative effects on European financial markets.
In a referendum held on June 23, 2016, citizens of the United Kingdom voted to leave the EU, creating economic, political and legal uncertainty. Consequently, the United Kingdom government, pursuant to the Treaty of Lisbon (the Treaty), gave notice of its withdrawal in March 2017 and began negotiations with the EU Council to agree to terms for the United Kingdom’s withdrawal from the EU. The Treaty provided for an initial two-year negotiation period, which was extended by agreement of all the members of the EU. During, and possibly after, this period there is likely to be considerable uncertainty as to the position of the United Kingdom and the arrangements that will apply to its relationships with the EU and other countries following its anticipated withdrawal. This uncertainty may affect other countries in the EU, or elsewhere, if they are considered to be impacted by these events. Formal negotiations between the United Kingdom and the EU regarding the terms of the United Kingdom’s withdrawal began on June 19, 2017. On December 8, 2017, the United Kingdom and the EU reached a provisional agreement with respect to (1) the “divorce” bill which would require the United Kingdom to pay financial settlements to the EU over several years in connection with its withdrawal, (2) certain issues regarding the Irish border and (3) the rights of EU citizens living in the United Kingdom and United Kingdom citizens living in the EU post-withdrawal, allowing negotiations to move on to the future trading relationship between the United Kingdom and the EU, including a transition period following the United Kingdom’s withdrawal. On March 19, 2018, the United Kingdom and the EU provisionally agreed on the terms of a 21-month transition period beginning after the United Kingdom’s anticipated withdrawal from the EU. Under the agreement, the United Kingdom would continue to be party to existing EU trade deals with other countries, subject to EU rules and regulations, and able to trade freely within the EU common market during the transition period, but would no longer have a say in EU decisions. In addition, the agreement would allow the United Kingdom to negotiate and sign trade deals with other countries during transition period, which could come into force following the transition period. The agreement also provides that Northern Ireland would remain part of the EU’s customs union following the United Kingdom’s withdrawal unless an alternative solution regarding the Irish border is reached in the final withdrawal agreement. The terms of the withdrawal agreement continue to be negotiated.
The United Kingdom has one of the largest economies in Europe, and member countries of the EU are substantial trading partners of the United Kingdom. The City of London’s economy is dominated by financial services, some of which may have to move outside of the United Kingdom post-withdrawal from the EU (e.g., currency trading and international settlement). Banks may be forced to move staff and comply with two separate sets of rules or lose business to banks in Europe. Furthermore, the withdrawal from the EU creates the potential for decreased trade, the possibility of capital outflows, devaluation of the pound sterling, the cost of higher corporate bond spreads due to uncertainty, and the risk that all the above could damage business and consumer spending as well as foreign direct investment. As a result of the withdrawal from the EU, the British economy and its currency may be negatively impacted by changes to its economic and political relations with the EU. Additional member countries seeking to withdraw from the EU would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.
The impact of the United Kingdom’s anticipated withdrawal from the EU is still unknown and could have additional adverse effects on economies, financial markets and asset valuations around the world.
Additionally, the manner in which the EU responded to the global recession and sovereign debt issues raised questions about its ability to react quickly to rising borrowing costs and a potential default by Greece and other countries on their sovereign debt and also revealed a lack of cohesion in dealing with the fiscal problems of member states. Many European countries continue to suffer from high unemployment rates. Since 2010, several countries, including Greece, Italy, Spain, Ireland and Portugal, agreed to at least one series of multi-year bailout loans from the European Central Bank, International Monetary Fund, and other institutions. To address budget deficits and public debt concerns, a number of European countries have imposed strict austerity measures and comprehensive financial and labor market reforms. In addition, social unrest, including protests against the austerity measures and domestic terrorism, could decrease tourism, lower consumer confidence, and otherwise impede financial recovery in Europe.

Emerging markets. In general, the Advisor considers “emerging markets” to include any country that is defined as an emerging market or developing economy by The International Bank for Reconstruction and Development (the World Bank), the International Finance Corporation or the United Nations or its authorities. The risks described above, including the risks of nationalization or expropriation of assets, typically are increased in connection with investments in “emerging markets.” For example, political and economic structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries (including amplified risk of war and terrorism). Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. Investments in emerging markets may be considered speculative.
The currencies of certain emerging market countries have experienced devaluations relative to the US dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. In addition, currency hedging techniques may be unavailable in certain emerging market countries. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.
In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. Any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. In addition, a fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of prospects of an investment in such securities.
The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a fund’s securities in such markets may not be readily available. A fund may suspend redemption of its shares for any period during which an emergency exists.
Frontier market countries. Frontier market countries generally have smaller economies and less developed capital markets than traditional emerging or developing markets, and, as a result, the risks of investing in emerging or developing market countries are magnified in frontier market countries. The economies of frontier market countries are less correlated to global economic cycles than those of their more developed counterparts and their markets have low trading volumes and the potential for extreme price volatility and illiquidity. This volatility may be further heightened by the actions of a few major investors. For example, a substantial increase or decrease in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, the price of fund shares. These factors make investing in frontier market countries significantly riskier than in other countries and any one of them could cause the price of a fund’s shares to decline.
Governments of many frontier market countries in which a fund may invest may exercise substantial influence over many aspects of the private sector. In some cases, the governments of such frontier market countries may own or control certain companies. Accordingly, government actions could have a significant effect on economic conditions in a frontier market country and on market conditions, prices and yields of securities in a fund’s portfolio. Moreover, the economies of frontier market countries may be heavily dependent upon international trade and, accordingly, have been and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

Investment in equity securities of issuers operating in certain frontier market countries may be restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in equity securities of issuers operating in certain frontier market countries and increase the costs and expenses of a fund. Certain frontier market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain frontier market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.
Frontier market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors, such as a fund. In addition, if deterioration occurs in a frontier market country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. A fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to a fund of any restrictions on investments. Investing in local markets in frontier market countries may require a fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to a fund.
There may be no centralized securities exchange on which securities are traded in frontier market countries. Also, securities laws in many frontier market countries are relatively new and unsettled. Therefore, laws regarding foreign investment in frontier market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably.
Banks in frontier market countries used to hold a fund’s securities and other assets in that country may lack the same operating experience as banks in developed markets. In addition, in certain countries there may be legal restrictions or limitations on the ability of a fund to recover assets held by a foreign bank in the event of the bankruptcy of the bank. Settlement systems in frontier markets may be less well organized than in the developed markets. As a result, there is greater risk than in developed countries that settlements will take longer and that cash or securities of a fund may be in jeopardy because of failures of or defects in the settlement systems.
Certain of the foregoing risks may also apply to some extent to securities of US issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of US issuers having significant foreign operations.
Supranational Entities. Supranational entities are international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), The Asian Development Bank and the InterAmerican Development Bank. Obligations of supranational entities are backed by the guarantee of one or more foreign governmental parties which sponsor the entity.
Funding Agreements. Funding agreements are contracts issued by insurance companies that provide investors the right to receive a variable rate of interest and the full return of principal at maturity. Funding agreements also include a put option that allows a fund to terminate the agreement at a specified time prior to maturity. Funding agreements generally offer a higher yield than other variable securities with similar credit ratings. The primary risk of a funding agreement is the credit quality of the insurance company that issues it.
Gold or Precious Metals. Gold and other precious metals held by or on behalf of a fund may be held on either an allocated or an unallocated basis inside or outside the US. Placing gold or precious metals in an allocated custody account gives a fund a direct interest in specified gold bars or precious metals, whereas an unallocated deposit does not and instead gives a fund a right only to compel the counterparty to deliver a specific amount of gold or precious metals, as applicable. Consequently, a fund could experience a loss if the counterparty to an unallocated depository arrangement becomes bankrupt or fails to deliver the gold or precious metals as requested. An allocated gold or precious metals custody account also involves the risk that the gold or precious metals will be stolen or damaged while in transit. Both allocated and unallocated arrangements require a fund as seller to deliver, either by book entry or physically, the gold or precious metals sold in advance of the receipt of payment. These custody risks would apply to a wholly-owned subsidiary of a fund to the extent the subsidiary holds gold or precious metals.

In addition, in order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, a fund must, among other things, derive at least 90% of its income from certain specified sources (qualifying income). Capital gains from the sale of gold or other precious metals will not constitute qualifying income. As a result, a fund may not be able to sell or otherwise dispose of all or a portion of its gold or precious metal holdings without realizing significant adverse tax consequences, including paying a tax at the fund level, or the failure to qualify as a regulated investment company under Subchapter M of the Code. Rather than incur those tax consequences, a fund may choose to hold some amount of gold or precious metal that it would otherwise sell.
Greenfield Projects. Greenfield projects are energy-related projects built by private joint ventures formed by energy companies. Greenfield projects may include the creation of a new pipeline, processing plant or storage facility or other energy infrastructure asset that is integrated with the company’s existing assets. A fund may invest in the equity of greenfield projects and also may invest in the secured debt of greenfield projects. However, an investment also may be structured as pay-in-kind securities with minimal or no cash interest or dividends until construction is completed, at which time interest payments or dividends would be paid in cash. This leverages the organizational and operating expertise of large, publicly traded companies and provides a fund with the opportunity to earn higher returns. Greenfield projects involve less investment risk than typical private equity financing arrangements. The primary risk involved with greenfield projects is execution risk or construction risk. Changing project requirements, elevated costs for labor and materials, and unexpected construction hurdles all can increase construction costs. Financing risk exists should changes in construction costs or financial markets occur. Regulatory risk exists because changes in regulation could occur during construction or the necessary permits may not be secured prior to beginning construction.
High Yield Fixed Income Securities – Junk Bonds. A fund may purchase debt securities which are rated below investment-grade (junk bonds), that is, rated below the fourth highest credit rating category by Moody’s, S&P and Fitch, or unrated securities judged to be of equivalent quality as determined by the Advisor.
These securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. The lower the ratings of such debt securities, the more their risks render them like equity securities. Securities rated D may be in default with respect to payment of principal or interest. Investments in high yield securities are described as “speculative” by ratings agencies. Securities ranked in the lowest investment grade category may also be considered speculative by certain ratings agencies. See “Ratings of Investments” in this SAI for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.
Issuers of such high yielding securities often are highly leveraged and may not have more traditional methods of financing available to them. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a fund’s net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.
A fund may have difficulty disposing of certain high yield securities because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, a fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and a fund’s ability to dispose of particular issues and may also make it more difficult for a fund to obtain accurate market quotations for purposes of valuing a fund’s assets. Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties. Even though such securities do not pay current interest in cash, a fund nonetheless is required to accrue interest income on these investments and to distribute the interest income on a current basis. Thus, a fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.
Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.
Prices for below investment-grade securities may be affected by legislative and regulatory developments. Also, Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest payments on these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.
Illiquid Securities. For funds other than money market funds, illiquid securities are investments that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to the fund’s liquidity risk management program (LRM Program) adopted pursuant to Rule 22e-4 under the 1940 Act. Under a fund’s LRM Program, the fund may not hold more than 15% of its net assets in illiquid securities. The LRM Program administrator is responsible for determining the liquidity classification of a fund’s investments and monitoring compliance with the 15% limit on illiquid securities. For money market funds operated in accordance with Rule 2a-7 under the 1940 Act, limitations on investment in illiquid securities include that a fund may not hold more than 5% of its total assets in illiquid securities, defined as securities that cannot be sold or disposed of in the ordinary course of business within seven calendar days at approximately the value ascribed to them by the fund. Money market funds are not subject to the requirements of Rule 22e-4 under the 1940 Act and therefore are not subject to the LRM Program. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and it may take longer to liquidate these positions than would be the case for publicly traded securities. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Certain securities may be deemed to be illiquid as a result of the Advisor’s receipt from time to time of material, non-public information about an issuer, which may limit the Advisor’s ability to trade such securities for the account of any of its clients, including a fund. In some instances, these trading restrictions could continue in effect for a substantial period of time. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investment in illiquid securities is subject to the risk that should a fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of a fund’s net assets could be adversely affected.
Mutual funds do not typically hold a significant amount of illiquid securities because of the potential for delays on resale and uncertainty in valuation. A mutual fund might also have to register such illiquid securities in order to dispose of them, resulting in additional expense and delay. A fund selling its securities in a registered offering may be deemed to be an “underwriter” for purposes of Section 11 of the 1933 Act. In such event, a fund may be liable to purchasers of the securities under Section 11 if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading, although a fund may have a due diligence defense. Adverse market conditions could impede such a public offering of securities.

A large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, non-US securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.
Impact of Large Redemptions and Purchases of Fund Shares. From time to time, shareholders of a fund (which may include affiliated and/or non-affiliated registered investment companies that invest in a fund) may make relatively large redemptions or purchases of fund shares. These transactions may cause a fund to have to sell securities or invest additional cash, as the case may be. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on a fund’s performance to the extent that a fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in capital gains or other income and could also increase transaction costs, which may impact a fund’s expense ratio and adversely affect a fund’s performance.
Income Trusts. A fund may invest in income trusts, including business trusts and oil royalty trusts. Income trusts are operating businesses that have been put into a trust. They pay out the bulk of their free cash flow to unitholders. The businesses that are sold into these trusts are usually mature and stable income-producing companies that lend themselves to fixed (monthly or quarterly) distributions. These trusts are regarded as equity investments with fixed-income attributes or high-yield debt with no fixed maturity date. These trusts typically offer regular income payments and a significant premium yield compared to other types of fixed income investments.
Business Trusts. A business trust is an income trust where the principal business of the underlying corporation or other entity is in the manufacturing, service or general industrial sectors. Each business represented is typically characterized by long-life assets or businesses that have exhibited a high degree of stability. Investments in business trusts are subject to various risks, including risks related to the underlying operating companies controlled by such trusts. These risks may include lack of or limited operating histories and increased susceptibility to interest-rate risks.
Oil Royalty Trusts. A royalty trust typically controls an operating company which purchases oil and gas properties using the trust’s capital. The royalty trust then receives royalties and/or interest payments from its operating company and distributes them as income to its unitholders. Units of the royalty trust represent an economic interest in the underlying assets of the trust.
A fund may invest in oil royalty trusts that are traded on stock exchanges. Oil royalty trusts are income trusts that own or control oil and gas operating companies. Oil royalty trusts pay out substantially all of the cash flow they receive from the production and sale of underlying crude oil and natural gas reserves to unitholders in the form of monthly dividends (distributions). As a result of distributing the bulk of their cash flow to unitholders, royalty trusts are effectively precluded from internally originating new oil and gas prospects. Therefore, these royalty trusts typically grow through acquisition of producing companies or those with proven reserves of oil and gas, funded through the issuance of additional equity or, where the trust is able, additional debt. Consequently, oil royalty trusts are considered less exposed to the uncertainties faced by a traditional exploration and production corporation. However, they are still exposed to commodity risk and reserve risk, as well as operating risk.
The operations and financial condition of oil royalty trusts, and the amount of distributions or dividends paid on their securities, is dependent on oil prices. Prices for commodities vary and are determined by supply and demand factors, including weather and general economic and political conditions. A decline in oil prices could have a substantial adverse effect on the operations and financial conditions of the trusts. Such trusts are also subject to the risk of an adverse change in the regulations of the natural resource industry and other operational risks relating to the energy sector. In addition, the underlying operating companies held or controlled by the trusts are usually involved in oil exploration; however, such companies may not be successful in holding, discovering, or exploiting adequate commercial quantities of oil, the failure of which will adversely affect their values. Even if successful, oil and gas prices have fluctuated widely during the most recent years and may continue to do so in the future. The combination of global demand growth and depleting reserves, together with current geopolitical instability, will likely continue to support strong crude oil prices over the long term. However, there is no guarantee that these prices will not decline. Declining crude oil prices may cause a fund to incur losses on its investments. In addition, the demand in and supply to the developing markets could be affected by other factors such as restrictions on imports, increased taxation, and creation of government monopolies, as well as social, economic and political uncertainty and instability. Furthermore, there is no guarantee that non-conventional sources of natural gas will not be discovered which would adversely affect the oil industry.
Moreover, as the underlying oil and gas reserves are produced, the remaining reserves attributable to the royalty trust are depleted. The ability of a royalty trust to replace reserves is therefore fundamental to its ability to maintain distribution levels and unit prices over time. Certain royalty trusts have demonstrated consistent positive reserve growth year-over-year and, as such, certain royalty trusts have been successful to date in this respect and are thus currently trading at unit prices significantly higher than those of five or ten years ago. Oil royalty trusts manage reserve depletion through reserve additions resulting from internal capital development activities and through acquisitions. When a fund invests in foreign oil royalty trusts, it will also be subject to foreign securities risks.
Indexed Securities. A fund may invest in indexed securities, the value of which is linked to currencies, interest rates, commodities, indices or other financial indicators (reference instruments). Most indexed securities have maturities of three years or less.
Indexed securities differ from other types of debt securities in which a fund may invest in several respects. First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated). The reference instrument need not be related to the terms of the indexed security. For example, the principal amount of a US dollar denominated indexed security may vary based on the exchange rate of two foreign currencies. An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).
Investment in indexed securities involves certain risks. In addition to the credit risk of the security’s issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of reference instruments. Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity. Also, indexed securities may be more volatile than the reference instruments underlying the indexed securities. Finally, a fund’s investments in certain indexed securities may generate taxable income in excess of the interest paid on the securities to a fund, which may cause a fund to sell investments to obtain cash to make income distributions (including at a time when it may not be advantageous to do so).
Industrial Development and Pollution Control Bonds. Industrial Development and Pollution Control Bonds (which are types of private activity bonds), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality, but are secured by the revenues of the authority derived from payments by the industrial user. Consequently, the credit quality of these securities depends upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations. Under federal tax legislation, certain types of Industrial Development Bonds and Pollution Control Bonds may no longer be issued on a tax-exempt basis, although previously issued bonds of these types and certain refundings of such bonds are not affected.
Inflation-Indexed Bonds. A fund may purchase inflation-indexed securities issued by the US Treasury, US government agencies and instrumentalities other than the US Treasury, and entities other than the US Treasury or US government agencies and instrumentalities.
Inflation-indexed bonds are fixed income securities or other instruments whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The US Treasury and some other issuers use a structure that accrues inflation on either a current or lagged basis into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semi-annual coupon.

Inflation-indexed securities issued by the US Treasury have maturities of approximately five, ten or twenty years, although it is possible that securities with other maturities will be issued in the future. The US Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If the rate of inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end of year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).
If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and, consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal on maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds, even during a period of deflation, although the inflation-adjusted principal received could be less than the inflation-adjusted principal that had accrued to the bond at the time of purchase. However, the current market value of the bonds is not guaranteed and will fluctuate. A fund may also invest in other inflation related bonds that may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. In addition, if a fund purchases inflation-indexed bonds offered by foreign issuers, the rate of inflation measured by the foreign inflation index may not be correlated to the rate of inflation in the US.
The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. There can be no assurance, however, that the value of inflation-indexed bonds will be directly correlated to changes in interest rates. In the event of sustained deflation, it is possible that the amount of semiannual interest payments, the inflation-adjusted principal of the security and the value of the stripped components, will decrease. If any of these possibilities are realized, a fund’s net asset value could be negatively affected.
While these securities are expected to provide protection from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.
The periodic adjustment of US inflation-indexed bonds is generally linked to the Consumer Price Index for Urban Consumers (CPI-U), which is calculated monthly by the US Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by the applicable government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the US. Finally, income distributions of a fund are likely to fluctuate more than those of a conventional bond fund.
The taxation of inflation-indexed US Treasury securities is similar to the taxation of conventional bonds. Both interest payments and the difference between original principal and the inflation-adjusted principal will be treated as interest income subject to taxation. Interest payments are taxable when received or accrued. The inflation adjustment to the principal is subject to tax in the year the adjustment is made, not at maturity of the security when the cash from the repayment of principal is received. If an upward adjustment has been made (which typically should happen), investors in non-tax-advantaged accounts will pay taxes on this amount currently. Decreases in the indexed principal can be deducted only from current or previous interest payments reported as income.

Inflation-indexed US Treasury securities therefore have a potential cash flow mismatch to an investor, because investors must pay taxes on the inflation-adjusted principal before the repayment of principal is received. It is possible that, particularly for high income tax bracket investors, inflation-indexed US Treasury securities would not generate enough income in a given year to cover the tax liability they could create. This is similar to the current tax treatment for zero-coupon bonds and other discount securities. If inflation-indexed US Treasury securities are sold prior to maturity, capital losses or gains are realized in the same manner as traditional bonds.
Inflation-indexed securities are designed to offer a return linked to inflation, thereby protecting future purchasing power of the money invested in them. However, inflation-indexed securities provide this protected return only if held to maturity. In addition, inflation-indexed securities may not trade at par value. Real interest rates (the market rate of interest less the anticipated rate of inflation) change over time as a result of many factors, such as what investors are demanding as a true value for money. When real rates do change, inflation-indexed securities prices will be more sensitive to these changes than conventional bonds, because these securities were sold originally based upon a real interest rate that is no longer prevailing. Should market expectations for real interest rates rise, the price of inflation-indexed securities held by a fund may fall, resulting in a decrease in the share price of a fund.
Interest Rate Strategies. In addition to a fund’s main investment strategy, certain funds seek to enhance returns by employing a rules-based methodology to identify interest rate trends across developed markets using derivatives (contracts whose value are based on, for example, indices, currencies or securities), in particular buying and selling interest rate futures contracts. The success of the interest rate futures strategies depends, in part, on the effectiveness and implementation of the Advisor’s proprietary models. If the Advisor’s analysis proves to be incorrect, losses to a fund may be significant, possibly exceeding the amounts invested in the interest rate futures contracts. The risk of loss is heightened during periods of rapid increases in interest rates.
Interfund Borrowing and Lending Program. The DWS funds have received exemptive relief from the SEC, which permits the funds to participate in an interfund lending program. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with a fund’s investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings have a maximum duration of seven days. Loans may be called on one day’s notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Board.
Inverse Floaters. A fund may invest in inverse floaters. Inverse floaters are debt instruments with a floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Investments in this type of security involve special risks as compared to investments in, for example, a fixed rate municipal security. The debt instrument in which a fund invests may be a tender option bond trust (the trust), which can be established by a fund, a financial institution or a broker, consisting of underlying municipal obligations with intermediate to long maturities and a fixed interest rate. Other investors in the trust usually consist of money market fund investors receiving weekly floating interest rate payments who have put options with the financial institutions. A fund may enter into shortfall and forbearance agreements by which a fund agrees to reimburse the trust, in certain circumstances, for the difference between the liquidation value of the fixed rate municipal security held by the trust and the liquidation value of the floating rate notes. A fund could lose money and its NAV could decline as a result of investments in inverse floaters if movements in interest rates are incorrectly anticipated. Moreover, the markets for inverse floaters may be less developed and may have less liquidity than the markets for more traditional municipal securities, especially during periods of instability in the credit markets. An inverse floater may exhibit greater price volatility than a fixed-rate obligation of similar credit quality. When a fund holds inverse floating rate securities, an increase in market interest rates will adversely affect the income received from such securities and the net asset value of a fund’s shares.

Investment Companies and Other Pooled Investment Vehicles. A fund may acquire securities of other registered investment companies and other pooled investment vehicles (collectively, investment funds) to the extent that such investments are consistent with its investment objective, policies, strategies and restrictions and the limitations of the 1940 Act. A money market fund that is operated in accordance with Rule 2a-7 under the 1940 Act may acquire shares of other money market mutual funds to the extent consistent with its investment policies and restrictions set forth in its prospectus. Investment funds may include mutual funds, closed-end funds, exchange-traded funds (ETFs) and hedge funds (including investment funds managed by the Advisor and its affiliates). A fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment funds.
Because a fund may acquire securities of funds managed by the Advisor or an affiliate of the Advisor, the Advisor may have a conflict of interest in selecting funds. The Advisor considers such conflicts of interest as part of its investment process and has established practices designed to minimize such conflicts. The Advisor, any subadvisor and any affiliates of the Advisor, as applicable, earn fees at varying rates for providing services to underlying DWS funds. The Advisor and any subadvisor may, therefore, have a conflict of interest in selecting underlying DWS funds and in determining whether to invest in an unaffiliated fund from which they will not receive any fees. However, the Advisor and any subadvisor to a fund will select investments that it believes are appropriate to meet the fund’s investment objectives.
ETFs and closed-end funds trade on a securities exchange and their shares may trade at a premium or discount to their net asset value. A fund will incur brokerage costs when it buys and sells shares of ETFs and closed-end funds. ETFs that seek to track the composition and performance of a specific index may not replicate exactly the performance of their specified index because of trading costs and operating expenses incurred by the ETF. At times, there may not be an active trading market for shares of some ETFs and closed-end funds and trading of ETF and closed-end fund shares may be halted or delisted by the listing exchange.
To the extent consistent with its investment objective, policies, strategies and restrictions, a fund may invest in commodity-related ETFs. Certain commodity-related ETFs may not be registered as investment companies under the 1940 Act and shareholders of such commodity-related ETFs, including the investing DWS fund, will not have the regulatory protections provided to investors in registered investment companies. Commodity-related ETFs may invest in commodities directly (such as purchasing gold) or they may seek to track a commodities index by investing in commodity-linked derivative instruments. Commodity-related ETFs are subject to the risks associated with the commodities or commodity-linked derivative instruments in which they invest. A fund’s ability to invest in commodity-related ETFs may be limited by its intention to qualify as a regulated investment company under the Code. In addition, under recent amendments to rules of the Commodity Futures Trading Commission (CFTC), a fund’s investment in commodity-related ETFs may subject the fund and/or the Advisor to certain registration, disclosure and reporting requirements of the CFTC. The Advisor will monitor a fund’s use of commodity-related ETFs to determine whether the fund and/or the Advisor will need to comply with CFTC rules.
To the extent consistent with its investment objective, policies, strategies and restrictions, a fund may seek exposure to alternative asset classes or strategies through investment in private funds, including hedge funds. A fund may substitute derivative instruments, including warrants and swaps, whose values are tied to the value of underlying hedge funds in lieu of a direct investment in hedge funds. A derivative instrument whose value is tied to one or more hedge funds or hedge fund indices will be subject to the market and other risks associated with the underlying assets held by the hedge fund. Hedge funds are not subject to the provisions of the 1940 Act or the reporting requirements of the Securities Exchange Act of 1934, as amended, and their advisors may not be subject to the Investment Advisers Act of 1940, as amended. Investments in hedge funds are illiquid and may be less transparent than an investment in a registered investment company. There are no market quotes for securities of hedge funds and hedge funds generally value their interests no more frequently than monthly or quarterly, in some cases. An investment in a derivative instrument based on a hedge fund may be subject to some or all of the structural risks associated with a direct investment in a hedge fund.

Investment-Grade Bonds. A fund may purchase “investment-grade” bonds, which are those rated within the top four credit ratings categories by Moody’s, S&P, or Fitch, or, if unrated, judged to be of equivalent quality as determined by the Advisor. Moody’s considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics. To the extent that a fund invests in higher-grade securities, a fund will not be able to avail itself of opportunities for higher income which may be available at lower grades.
IPO Risk. Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. A fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences.
Lending of Portfolio Securities. To generate additional income, a fund may lend a percentage of its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations, in exchange for collateral in the form of cash or US government securities. By lending its investment securities, a fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to a fund. A fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that: (a) the borrower pledge and maintain with a fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned; (b) the borrower add to such collateral whenever the price of the securities loaned rises or the value of non-cash collateral declines (i.e., the borrower “marks to the market” on a daily basis); (c) the loan be made subject to termination by a fund at any time; and (d) a fund receives a reasonable return on the loan (consisting of the return achieved on investment of the cash collateral, less the rebate owed to borrowers, plus distributions on the loaned securities and any increase in their market value).
A fund may pay reasonable fees in connection with loaned securities, pursuant to written contracts, including fees paid to a fund’s custodian and fees paid to a securities lending agent, including a securities lending agent that is an affiliate of the Advisor. Voting rights may pass with the loaned securities, but if an event occurs that the Advisor determines to be a material event affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by a fund may be invested in a money market fund managed by the Advisor (or one of its affiliates).
A fund is subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments. To the extent the value or return of a fund’s investments of the cash collateral declines below the amount owed to a borrower, a fund may incur losses that exceed the amount it earned on lending the security. If the borrower defaults on its obligation to return securities lent because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities lent or gaining access to collateral. If a fund is not able to recover securities lent, a fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. In the event of a counterparty’s (or its affiliate’s) insolvency, a fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes generally provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. However, loans will be made only to borrowers selected by a fund’s delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.
Master Limited Partnerships (MLPs). Master Limited Partnerships, or MLPs, are entities that receive partnership taxation treatment under the Code and whose interests or “units” are traded on securities exchanges like shares of corporate stock. Due to their partnership structure, MLPs generally do not pay income taxes. To be treated as a partnership for US federal income tax purposes, an MLP must derive at least 90% of its gross income for each taxable year from qualifying sources, including activities such as exploration, development, mining, production, processing, refining, transportation, storage and certain marketing of mineral or natural resources.
A fund may invest in upstream MLPs, downstream MLPs, midstream MLPs, coal MLPs, propane MLPs, or other MLPs with assets that are used in the energy infrastructure sector. Midstream MLPs are generally engaged in the treatment, gathering, compression, processing, transportation, transmission, fractionation, storage and terminalling of natural gas, natural gas liquids, crude oil, refined products or coal. Midstream MLPs also may operate ancillary businesses including marketing of energy products and logistical services. Upstream MLPs are primarily engaged in the exploration, recovery, development and production of crude oil, natural gas, and natural gas liquids. Downstream MLPs are primarily engaged in the processing, treatment, and refining of natural gas liquids and crude oil. Coal MLPs are engaged in the owning, leasing, managing, production and sale of various grades of steam and metallurgical grades of coal. Propane MLPs are engaged in the distribution of propane to homeowners for space and water heating and to commercial, industrial and agricultural customers. The MLPs in which a fund may invest might also own other assets that are used in the energy infrastructure sector, including assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity, or may provide energy-related services such as refining and distribution of specialty refined products. MLPs may also engage in owning, managing and transporting alternative energy assets, including alternative fuels such as ethanol, hydrogen and biodiesel.
MLPs are generally organized under state law as limited partnerships or limited liability companies. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP, has an ownership stake in the MLP and may be eligible to receive an incentive distribution. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity, and receive cash distributions. Equity securities issued by MLPs generally consist of common units, subordinated units, and preferred units.
MLP common units are typically listed and traded on US securities exchanges, including the NYSE and the NASDAQ Stock Market (NASDAQ). A fund may purchase such common units through open market transactions and underwritten offerings, but may also acquire common units through direct placements and privately negotiated transactions. Holders of MLP common units have limited control and voting rights. Holders of MLP common units are typically entitled to receive a minimum quarterly distribution (MQD) from the issuer, and typically have a right, to the extent that an MLP fails to make a previous MQD, to recover in future distributions the amount by which the MQD was short (arrearage rights). Generally, an MLP must pay (or set aside for payment) the MQD to holders of common units before any distributions may be paid to subordinated unitholders. In addition, incentive distributions are typically not paid to the general partner or managing member unless the quarterly distributions on the common units exceed specified threshold levels above the MQD. In the event of a liquidation, common unitholders are intended to have a preference with respect to the remaining assets of the issuer over holders of subordinated units. MLPs also issue different classes of common units that may have different voting, trading and distribution rights.
MLP subordinated units, which, like common units, represent limited partner or member interests, are not typically listed or traded on an exchange. A fund may purchase outstanding subordinated units through negotiated transactions directly with holders of such units or newly issued subordinated units directly from the issuer. Holders of such subordinated units are generally entitled to receive a distribution only after the MQD and any arrearages from prior quarters have been paid to holders of common units. Holders of subordinated units typically have the right to receive distributions before any incentive distributions are payable to the general partner or managing member. Subordinated units generally do not provide arrearage rights. Most MLP subordinated units are convertible into common units after the passage of a specified period of time or upon the achievement by the issuer of specified financial goals. MLPs also issue different classes of subordinated units that may have different voting, trading, and distribution rights.
MLP convertible subordinated units are typically issued by MLPs to founders, corporate general partners of MLPs, entities that sell assets to MLPs, and institutional investors. Convertible subordinated units increase the likelihood that, during the subordination period, there will be available cash to be distributed to common unitholders. MLP convertible subordinated units generally are not entitled to distributions until holders of common units have received their specified MQD, plus any arrearages, and may receive less than common unitholders in distributions upon liquidation. Convertible subordinated unitholders generally are entitled to MQD prior to the payment of incentive distributions to the general partner, but are not entitled to arrearage rights. Therefore, MLP convertible subordinated units generally entail greater risk than MLP common units. Convertible subordinated units are generally convertible automatically into senior common units of the same issuer at a one-to-one ratio upon the passage of time or the satisfaction of certain financial tests. Convertible subordinated units do not trade on a national exchange or over-the-counter (OTC), and there is no active market for them. The value of a convertible subordinated unit is a function of its worth if converted into the underlying common units. Convertible subordinated units generally have similar voting rights as do MLP common units. Distributions may be paid in cash or in-kind.
MLP preferred units are not typically listed or traded on an exchange. A fund may purchase MLP preferred units through negotiated transactions directly with MLPs, affiliates of MLPs and institutional holders of such units. Holders of MLP preferred units can be entitled to a wide range of voting and other rights, depending on the structure of each separate security.
The general partner or managing member interest in an MLP is typically retained by the original sponsors of an MLP such as its founders, corporate partners and entities that sell assets to the MLP. The holder of the general partner or managing member interest can be liable in certain circumstances for amounts greater than the amount of the holder’s investment in the general partner or managing member. General partner or managing member interests often confer direct board participation rights in, and in many cases control over the operations of, the MLP. General partner or managing member interests can be privately held or owned by publicly traded entities. General partner or managing member interests receive cash distributions, typically in an amount of up to 2% of available cash, which is contractually defined in the partnership or limited liability company agreement. In addition, holders of general partner or managing member interests typically receive incentive distribution rights (IDRs), which provide them with an increasing share of the entity’s aggregate cash distributions upon the payment of per common unit distributions that exceed specified threshold levels above the MQD. Incentive distributions to a general partner are designed to encourage the general partner, who controls and operates the partnership, to maximize the partnership’s cash flow and increase distributions to the limited partners. Due to the IDRs, general partners of MLPs have higher distribution growth prospects than their underlying MLPs, but quarterly incentive distribution payments would also decline at a greater rate than the decline rate in quarterly distributions to common and subordinated unitholders in the event of a reduction in the MLP’s quarterly distribution. The ability of the limited partners or members to remove the general partner or managing member without cause is typically very limited. In addition, some MLPs permit the holder of IDRs to reset, under specified circumstances, the incentive distribution levels and receive compensation in exchange for the distribution rights given up in the reset.
Debt securities issued by MLPs may include those rated below investment grade. Investments in such securities may not offer the tax characteristics of equity securities of MLPs.
Investments in MLPs are generally subject to many of the risks that apply to partnerships. For example, holders of the units of MLPs may have limited control and limited voting rights on matters affecting the partnership. There may be fewer corporate protections afforded investors in an MLP than investors in a corporation. Conflicts of interest may exist among unitholders, subordinated unitholders and the general partner of an MLP, including those arising from incentive distribution payments. MLPs that concentrate in a particular industry or region are subject to risks associated with such industry or region. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. Investments held by MLPs may be illiquid. MLP units may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies. Holders of MLP units could potentially become subject to liability for all the obligations of an MLP, if a court determines that the rights of the unitholders to take certain action under the limited partnership agreement would constitute “control” of the business of that MLP, or if a court or governmental agency determines that the MLP is conducting business in a state without complying with the limited partnership statute of that state.

MLP Limited Liability Company Common Units. Some energy infrastructure companies in which a fund may invest have been organized as limited liability companies (MLP LLCs). Such MLP LLCs are treated in the same manner as MLPs for federal income tax purposes. A fund may invest in common units or other securities of such MLP LLCs. MLP LLC common units represent an equity ownership interest in an MLP LLC, entitling the holders to a share of the MLP LLC’s success through distributions and/or capital appreciation. Similar to MLPs, MLP LLCs typically do not pay federal income tax at the entity level and are required by their operating agreements to distribute a large percentage of their current operating earnings. MLP LLC common unitholders generally have first right to an MQD prior to distributions to subordinated unitholders and typically have arrearage rights if the MQD is not met. In the event of liquidation, MLP LLC common unitholders have first right to the MLP LLC’s remaining assets after bondholders, other debt holders and preferred unitholders, if any, have been paid in full. MLP LLC common units trade on a national securities exchange or OTC. In contrast to MLPs, MLP LLCs have no general partner and there are generally no incentives that entitle management or other unitholders to increased percentages of cash distributions as distributions reach higher target levels. In addition, MLP LLC common unitholders typically have voting rights with respect to the MLP LLC, whereas MLP common units have limited voting rights.
MLP Affiliates. A fund may invest in equity and debt securities issued by affiliates of MLPs, including the general partners or managing members of MLPs and companies that own MLP general partner interests and are energy infrastructure companies. Such issuers may be organized and/or taxed as corporations and therefore may not offer the advantageous tax characteristics of MLP units. A fund may purchase such other MLP equity securities through market transactions, but may also do so through direct placements.
MLP I-Units. I-Units represent an indirect ownership interest in an MLP and are issued by an MLP affiliate. The MLP affiliate uses the proceeds from the sale of I-Units to purchase limited partnership interests in its affiliated MLP. Thus, I-Units represent an indirect interest in an MLP. I-Units have limited voting rights and are similar in that respect to MLP common units. I-Units differ from MLP common units primarily in that instead of receiving cash distributions, holders of I-Units will receive distributions of additional I-Units in an amount equal to the cash distributions received by common unitholders. I-Units are traded on the NYSE. Issuers of MLP I-Units are treated as corporations and not partnerships for tax purposes.
Private Investment in Public Equities (PIPEs). A fund may elect to invest in PIPEs and other unregistered or otherwise restricted securities issued by public MLPs and similar entities, including unregistered MLP preferred units. Most such private securities are expected to be liquid within six to nine months of funding, but may also have significantly longer or shorter restricted periods. PIPEs involve the direct placement of equity securities to a purchaser such as a fund. Equity issued in this manner is often unregistered and therefore less liquid than equity issued through a public offering. Such private equity offerings provide issuers greater flexibility in structure and timing as compared to public offerings. Below are some of the reasons MLPs choose to issue equity through private placements.
MLPs typically distribute all of their available cash at the end of each quarter, and therefore generally finance acquisitions through the issuance of additional equity and debt securities. PIPEs allow MLPs to structure the equity funding to close concurrently with an acquisition, thereby eliminating or reducing the equity funding risk. This avoids equity overhang issues and can ease rating agency concerns over interim excessive leverage associated with an acquisition.
Generally an MLP unit price declines when investors know the MLP will be issuing public equity in the near term. An example of this is when an MLP closes a sizeable acquisition funded under its credit facility or with another form of debt financing. In this situation, equity investors will typically wait for the public offering to provide additional liquidity, and therefore the demand for units is reduced, and the unit price falls. Issuing units through a PIPE in conjunction with the acquisition eliminates this equity overhang.
Public equity offerings for MLPs are typically allocated primarily to retail investors. Private placements allow issuers to access new pools of equity capital. In addition, institutional investors, such as the Fund, that participate in PIPEs are potential investors for future equity financings.

Certain acquisitions and organic development projects require a more structured form of equity. For example, organic projects that require significant capital expenditures that do not generate near-term cash flow may require a class of equity that does not pay a distribution for a certain period. The public equity market is generally not an efficient venue to raise this type of specialized equity. Given the significant number of organic projects that have been announced by MLPs, the private placement of PIPEs are believed to be likely to remain an important funding component in the MLP sector.
Some issuers prefer the certainty of a private placement at a specified fixed discount, compared to the uncertainty of a public offering. The underwriting costs of a public equity issuance in the MLP space can significantly reduce gross equity proceeds, and the unit price of the issuance can decline during the marketing of a public deal, resulting in increased cost to an issuer. The cost of a PIPE can be competitive with that of a public issuance while providing greater certainty of funding.
Unlike public equity offerings, private placements are typically more time-efficient for management teams, with negotiations, due diligence and marketing required only for a small targeted group of sophisticated institutional investors.
Financial sponsors, founding partners and/or parent companies typically own significant stakes in MLPs in the form of subordinated units. As these units are not registered, monetization alternatives are limited. PIPEs provide liquidity in these situations.
Many MLPs rely on the private placement market as a source of equity capital. Given the limitations in raising equity from a predominantly retail investor base and the tax and administrative constraints to significant institutional participation, PIPEs have been a popular financing alternative with many MLPs.
Micro-Cap Companies. Micro-capitalization company stocks have customarily involved more investment risk than large company stocks. There can be no assurance that this will continue to be true in the future. Micro-capitalization companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than large companies. The prices of micro-capitalization company securities are often more volatile than prices associated with large company issues, and can display abrupt or erratic movements at times, due to limited trading volumes and less publicly available information.
Also, because micro-capitalization companies normally have fewer shares outstanding and these shares trade less frequently than large companies, it may be more difficult for a fund to buy and sell significant amounts of such shares without an unfavorable impact on prevailing market prices.
Some of the companies in which a fund may invest may distribute, sell or produce products which have recently been brought to market and may be dependent on key personnel. The securities of micro-capitalization companies are often traded over-the-counter and may not be traded in the volumes typical on a national securities exchange. Consequently, in order to sell this type of holding, a fund may need to discount the securities from recent prices or dispose of the securities over a long period of time.
Mining and Exploration Risks. The business of mining by its nature involves significant risks and hazards, including environmental hazards, industrial accidents, labor disputes, discharge of toxic chemicals, fire, drought, flooding and natural acts. The occurrence of any of these hazards can delay production, increase production costs and result in liability to the operator of the mines. A mining operation may become subject to liability for pollution or other hazards against which it has not insured or cannot insure, including those in respect of past mining activities for which it was not responsible.
Exploration for gold and other precious metals is speculative in nature, involves many risks and frequently is unsuccessful. There can be no assurance that any mineralisation discovered will result in an increase in the proven and probable reserves of a mining operation. If reserves are developed, it can take a number of years from the initial phases of drilling and identification of mineralisation until production is possible, during which time the economic feasibility of production may change. Substantial expenditures are required to establish ore reserves properties and to construct mining and processing facilities. As a result of these uncertainties, no assurance can be given that the exploration programs undertaken by a particular mining operation will actually result in any new commercial mining.
Mortgage-Backed Securities. Mortgage-backed securities represent direct or indirect participations in or obligations collateralized by and payable from mortgage loans secured by real property, which may include subprime mortgages. A fund may invest in mortgage-backed securities issued or guaranteed by (i) US Government agencies or instrumentalities such as the Government National Mortgage Association (GNMA) (also known as Ginnie Mae), the Federal National Mortgage Association (FNMA) (also known as Fannie Mae) and the Federal Home Loan Mortgage Corporation (FHLMC) (also known as Freddie Mac) or (ii) other issuers, including private companies.
GNMA is a government-owned corporation that is an agency of the US Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. Until recently, FNMA and FHLMC were government-sponsored corporations owned entirely by private stockholders. Both issue mortgage-related securities that contain guarantees as to timely payment of interest and principal but that are not backed by the full faith and credit of the US government. The value of the companies’ securities fell sharply in 2008 due to concerns that the firms did not have sufficient capital to offset losses. In mid-2008, the US Treasury was authorized to increase the size of home loans that FNMA and FHLMC could purchase in certain residential areas and, until 2009, to lend FNMA and FHLMC emergency funds and to purchase the companies’ stock. In September 2008, the US Treasury announced that FNMA and FHLMC had been placed in conservatorship by the Federal Housing Finance Agency (FHFA), a newly created independent regulator created under the Federal Housing Finance Regulatory Reform Act of 2008 (Reform Act). In addition to placing the companies in conservatorship, the US Treasury announced three additional steps that it intended to take with respect to FNMA and FHLMC. First, the US Treasury has entered into senior preferred stock purchase agreements (“SPSPAs”) under which, if the FHFA determines that FNMA’s or FHLMC’s liabilities have exceeded its assets under generally accepted accounting principles, the US Treasury will contribute cash capital to the company in an amount equal to the difference between liabilities and assets. The SPSPAs are designed to provide protection to the senior and subordinated debt and the mortgage-backed securities issued by FNMA and FHLMC. Second, the US Treasury established a new secured lending credit facility that is available to FNMA and FHLMC, which terminated on December 31, 2009. Third, the US Treasury initiated a temporary program to purchase FNMA and FHLMC mortgage-backed securities, which terminated on December 31, 2009. No assurance can be given that the US Treasury initiatives discussed above with respect to the debt and mortgage-backed securities issued by FNMA and FHLMC will be successful, or, with respect to initiatives that have expired, that the US Treasury would undertake similar initiatives in the future.
FHFA, as conservator or receiver for FNMA and FHLMC, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver. FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefor.
In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders. Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.
In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of forty-five (45) or ninety (90) days following the appointment of FHFA as conservator or receiver, respectively.
On June 3, 2019, under the Federal Housing Finance Agency’s “Single Security Initiative” intended to maximize liquidity for both Fannie Mae and Freddie Mac mortgage-backed securities in the TBA security market, Fannie Mae and Freddie Mac expect to start issuing uniform mortgage-backed securities (“UMBS”) in place of their current separate offerings of TBA-eligible mortgage-backed securities. The issuance of UMBS may not achieve the intended results and may have unanticipated or adverse effects on the market for mortgage-backed securities.
The market value and yield of these mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans with a maximum maturity of 30 years. A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages, and may expose a fund to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by a fund, the prepayment right will tend to limit to some degree the increase in net asset value of a fund because the value of the mortgage-backed securities held by a fund may not appreciate as rapidly as the price of non-callable debt securities. Mortgage-backed securities are subject to the risk of prepayment and the risk that the underlying loans will not be repaid. Because principal may be prepaid at any time, mortgage-backed securities may involve significantly greater price and yield volatility than traditional debt securities. At times, a fund may invest in securities that pay higher than market interest rates by paying a premium above the securities’ par value. Prepayments of these securities may cause losses on securities purchased at a premium. Unscheduled payments, which are made at par value, will cause a fund to experience a loss equal to any unamortized premium.
When interest rates rise, mortgage prepayment rates tend to decline, thus lengthening the life of a mortgage-related security and increasing the price volatility of that security, affecting the price volatility of a fund’s shares. The negative effect of interest rate increases on the market-value of mortgage backed securities is usually more pronounced than it is for other types of fixed-income securities potentially increasing the volatility of a fund.
Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A fund may buy mortgage-related securities without insurance or guarantees. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.
Due to prepayments of the underlying mortgage instruments, mortgage-backed securities do not have a known actual maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment patterns. The assumption is based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants could produce somewhat different average life estimates with regard to the same security. There can be no assurance that the average estimated life of portfolio securities will be the actual average life of such securities.
Fannie Mae Certificates. Fannie Mae is a federally chartered corporation organized and existing under the Federal National Mortgage Association Charter Act of 1938. The obligations of Fannie Mae are obligations solely of Fannie Mae and are not backed by the full faith and credit of the US government.
Each Fannie Mae Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (1) fixed-rate level payment mortgage loans; (2) fixed-rate growing equity mortgage loans; (3) fixed-rate graduated payment mortgage loans; (4) variable rate mortgage loans; (5) other adjustable rate mortgage loans; and (6) fixed-rate and adjustable mortgage loans secured by multifamily projects.
Freddie Mac Certificates. Freddie Mac is a federally chartered corporation of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (FHLMC Act). The obligations of Freddie Mac are obligations solely of Freddie Mac and are not backed by the full faith and credit of the US government.
Freddie Mac Certificates represent a pro rata interest in a group of conventional mortgage loans (Freddie Mac Certificate group) purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates will consist of fixed-rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participating interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.
Ginnie Mae Certificates. The National Housing Act of 1934, as amended (Housing Act), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 (FHA Loans), or guaranteed by the Department of Veterans Affairs under the Servicemen’s Readjustment Act of 1944, as amended (VA Loans), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the US government is pledged to the payment of all amounts that may be required to be paid under any Ginnie Mae guaranty. In order to meet its obligations under such guaranty, Ginnie Mae is authorized to borrow from the US Treasury with no limitations as to amount.

The Ginnie Mae Certificates in which a fund invests will represent a pro rata interest in one or more pools of the following types of mortgage loans: (1) fixed-rate level payment mortgage loans; (2) fixed-rate graduated payment mortgage loans; (3) fixed-rate growing equity mortgage loans; (4) fixed-rate mortgage loans secured by manufactured (mobile) homes; (5) mortgage loans on multifamily residential properties under construction; (6) mortgage loans on completed multifamily projects; (7) fixed-rate mortgage loans as to which escrowed funds are used to reduce the borrower’s monthly payments during the early years of the mortgage loans (“buy down” mortgage loans); (8) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (9) mortgage backed serial notes.
Multiple Class Mortgage-Backed Securities. A fund may invest in multiple class mortgage-backed securities including collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMIC Certificates). These securities may be issued by US government agencies and instrumentalities such as Fannie Mae or Freddie Mac or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of mortgage loans or mortgage-backed securities the payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities. REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities. To the extent that a CMO or REMIC Certificate is collateralized by Ginnie Mae guaranteed mortgage-backed securities, holders of the CMO or REMIC Certificate receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether the mortgagor actually makes the payments, as a result of the GNMA guaranty, which is backed by the full faith and credit of the US government. The obligations of Fannie Mae or Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae or Freddie Mac, respectively.
Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. These certificates are obligations solely of Fannie Mae and are not backed by the full faith and credit of the US government. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.
Freddie Mac guarantees the timely payment of interest on Freddie Mac REMIC Certificates and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates (PCs). These certificates are obligations solely of Freddie Mac and are not backed by the full faith and credit of the US government. PCs represent undivided interests in specified level payment residential mortgages or participations therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal of certain PCs.
CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the underlying mortgage loans or the mortgage-backed securities underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.
The principal of and interest on the mortgage-backed securities may be allocated among the several tranches in various ways. In certain structures (known as sequential pay CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the mortgage-backed securities generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full. Additional structures of CMOs and REMIC Certificates include, among others, “parallel pay” CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the mortgage-backed securities to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

A wide variety of REMIC Certificates may be issued in parallel pay or sequential pay structures. These securities include accrual certificates (Z Bonds), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class (PAC) certificates, which are parallel pay REMIC Certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates (PAC Certificates), even though all other principal payments and prepayments of the mortgage-backed securities are then required to be applied to one or more other classes of the PAC Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage-backed securities. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.
The prices of certain CMOs and REMIC Certificates, depending on their structure and the rate of prepayments, may be volatile. Some CMOs may also not be as liquid as other securities. In addition, the value of a CMO or REMIC Certificate, including those collateralized by mortgage-backed securities issued or guaranteed by US government agencies or instrumentalities, may be affected by other factors, such as the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets, or the entities providing credit enhancement. The value of these securities also can depend on the ability of their servicers to service the underlying collateral and is, therefore, subject to risks associated with servicers' performance, including mishandling of documentation. A fund is permitted to invest in other types of mortgage-backed securities that may be available in the future to the extent consistent with its investment policies and objective.
Impact of Sub-Prime Mortgage Market. A fund may invest in mortgage-backed, asset-backed and other fixed-income securities whose value and liquidity may be adversely affected by the critical downturn in the sub-prime mortgage lending market in the US. Sub-prime loans, which have higher interest rates, are made to borrowers with low credit ratings or other factors that increase the risk of default. Concerns about widespread defaults on sub-prime loans have also created heightened volatility and turmoil in the general credit markets. As a result, a fund’s investments in certain fixed-income securities may decline in value, their market value may be more difficult to determine, and a fund may have more difficulty disposing of them.
Municipal Leases, Certificates of Participation and Other Participation Interests. A municipal lease is an obligation in the form of a lease or installment purchase contract that is issued by a state or local government to acquire equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance (as well as regular Federal income tax). Municipal leases frequently involve special risks not normally associated with general obligation or revenue bonds, such as non-payment and the risk of bankruptcy of the issuer. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Thus, a fund’s investment in municipal leases will be subject to the special risk that the governmental issuer may not appropriate funds for lease payments.
In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in an unsatisfactory or delayed recoupment of a fund’s original investment.
Certificates of participation represent undivided interests in municipal leases, installment purchase contracts or other instruments. The certificates are typically issued by a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase contracts.

Certain municipal lease obligations and certificates of participation may be deemed illiquid for the purpose of a fund’s limitation on investments in illiquid securities.
A fund may purchase participations in municipal securities held by a commercial bank or other financial institution, provided the participation interest is fully insured. Such participations provide a fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide a fund with the right to demand payment, on not more than seven days notice, of all or any part of a fund’s participation interest in the underlying municipal security, plus accrued interest.
Each participation is backed by an irrevocable letter of credit or guarantee of the selling bank that the Advisor has determined meets the prescribed quality standards of a fund. Therefore, either the credit of the issuer of the municipal obligation or the selling bank, or both, will meet the quality standards of the particular fund. A fund has the right to sell the participation back to the bank after seven days’ notice for the full principal amount of a fund’s interest in the municipal obligation plus accrued interest, but only (i) as required to provide liquidity to a fund, (ii) to maintain a high quality investment portfolio or (iii) upon a default under the terms of the municipal obligation. The selling bank will receive a fee from a fund in connection with the arrangement.
Participation interests in municipal securities are subject to the same general risks as participation interests in bank loans, as described in the Bank Loans section above. Such risks include credit risk, interest rate risk, and liquidity risk, as well as the potential liability associated with being a lender. If a fund purchases a participation, it may only be able to enforce its rights through the participating lender, and may assume the credit risk of both the lender and the borrower.
Municipal Securities. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia to obtain funds for various public purposes. The interest on these obligations is generally exempt from regular federal income tax in the hands of most investors. The two principal classifications of municipal obligations are “notes” and “bonds.” Municipal notes and bonds have different maturities and a fund may acquire “notes” and “bonds” with maturities that meets its particular investment policies and restrictions set forth in its prospectus.
Municipal notes are generally used to provide for short-term capital needs. Municipal notes include: Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, and Construction Loan Notes. Tax Anticipation Notes are sold to finance working capital needs of municipalities. They are generally payable from specific tax revenues expected to be received at a future date, such as income, sales, property, use and business taxes. Revenue Anticipation Notes are issued in expectation of receipt of other types of revenue, such as federal revenues available under federal revenue sharing programs. Bond Anticipation Notes are sold to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds provide the funds needed for the repayment of the notes. Construction Loan Notes are sold to provide construction financing. After the projects are successfully completed and accepted, many projects receive permanent financing through the Federal Housing Administration under Fannie Mae (Federal National Mortgage Association) or Ginnie Mae (Government National Mortgage Association). These notes are secured by mortgage notes insured by the Federal Housing Authority; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The obligations of an issuer of municipal notes are generally secured by the anticipated revenues from taxes, grants or bond financing. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer’s payment obligations under the notes or that refinancing will be otherwise unavailable. There are, of course, a number of other types of notes issued for different purposes and secured differently from those described above.
Municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued, have two principal classifications: “general obligation” bonds and “revenue” bonds. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security behind general obligation bonds is the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate, amount or special assessments.

The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer’s obligations. Housing finance authorities have a wide range of security including partially or fully-insured, rent-subsidized or collateralized mortgages, and the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state’s ability (without obligation) to make up deficiencies in the debt reserve fund. Lease rental bonds issued by a state or local authority for capital projects are secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority’s obligations.
Some issues of municipal bonds are payable from United States Treasury bonds and notes or agency obligations held in escrow by a trustee, frequently a commercial bank. The interest and principal on these US Government securities are sufficient to pay all interest and principal requirements of the municipal securities when due. Some escrowed Treasury securities are used to retire municipal bonds at their earliest call date, while others are used to retire municipal bonds at their maturity.
Securities purchased for a fund may include variable/floating rate instruments, variable mode instruments, put bonds, and other obligations which have a specified maturity date but also are payable before maturity after notice by the holder (demand obligations). Demand obligations are considered for a fund’s purposes to mature at the demand date.
In addition, there are a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal obligations both within and between the two principal classifications (i.e., notes and bonds) discussed above.
An entire issue of municipal securities may be purchased by one or a small number of institutional investors such as a fund. Thus, such an issue may not be said to be publicly offered. Unlike the equity securities of operating companies or mutual funds which must be registered under the 1933 Act prior to offer and sale unless an exemption from such registration is available, municipal securities, whether publicly or privately offered, may nevertheless be readily marketable. A secondary market exists for municipal securities which have been publicly offered as well as securities which have not been publicly offered initially but which may nevertheless be readily marketable. Municipal securities purchased for a fund are subject to the limitations on holdings of securities which are not readily marketable based on whether it may be sold in a reasonable time consistent with the customs of the municipal markets (usually seven days) at a desirable price (or interest rate). A fund believes that the quality standards applicable to its investments enhance marketability. In addition, stand-by commitments, participation interests and demand obligations also enhance marketability.
Provisions of the federal bankruptcy statutes relating to the adjustment of debts of political subdivisions and authorities of states of the US provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse modification or alteration of the rights of holders of obligations issued by such subdivisions or authorities.
Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which litigation could ultimately affect the validity of those municipal securities or the tax-free nature of the interest thereon.
In some cases, municipalities may issue bonds relying on proceeds from litigation settlements. These bonds may be further secured by debt service reserve funds established at the time the bonds were issued. Bonds that are supported in whole or in part by expected litigation proceeds are subject to the risk that part or all of the expected proceeds may not be received. For example, a damage award could be overturned or reduced by a court, or the terms of a settlement or damage award may allow for reduced or discontinued payments if certain conditions are met. As a result, bonds that rely on proceeds from litigation settlements are subject to an increased risk of nonpayment or default.
On August 2, 2011, President Obama signed the Budget Control Act of 2011, which requires the federal government to reduce expenditures by over $2 trillion over the next ten years. Since the specifics of the federal reductions have yet to be identified, a detailed assessment of the impact on states cannot be made.
Puerto Rico Risk. Adverse political and economic conditions and developments affecting any territory or Commonwealth of the US may, in turn, negatively affect the value of the fund’s holdings in such obligations. In recent years, Puerto Rico has experienced a recession and difficult economic conditions, which may negatively affect the value of a fund’s holdings in Puerto Rico municipal obligations. Pending or future legislation, including legislation that would allow Puerto Rico to restructure its municipal debt obligations, thus increasing the risk that Puerto Rico may never pay off municipal indebtedness, or may pay only a small fraction of the amount owed, could also impact the value of a fund’s investments in Puerto Rico municipal securities.
In June 2016, the Puerto Rico Oversight, Management, and Economic Stability Act (PROMESA) was signed into law. Among other things, PROMESA established a federally-appointed Oversight Board to oversee Puerto Rico’s financial operations and provides Puerto Rico a path to restructuring its debts. In May 2017, petitions were approved by the Oversight Board and filed under Title III of PROMESA to restructure debt and other obligations of the Commonwealth of Puerto Rico and the Puerto Rico Sales Tax Financing Corporation (COFINA), two of the largest issuers of Puerto Rico debt. Additional Puerto Rican instrumentalities could in the future file petitions under Title III or other provisions of PROMESA. It is unclear at this time how the proceedings under PROMESA will be resolved.
Insured Municipal Securities. A fund may purchase municipal securities that are insured under policies issued by certain insurance companies. Insured municipal securities typically receive a higher credit rating which means that the issuer of the securities pays a lower interest rate. In purchasing such insured securities, the Advisor gives consideration both to the insurer and to the credit quality of the underlying issuer. The insurance reduces the credit risk for a particular municipal security by supplementing the creditworthiness of the underlying bond and provides additional security for payment of the principal and interest of a municipal security. Certain of the insurance companies that provide insurance for municipal securities provide insurance for other types of securities, including some involving subprime mortgages. The value of subprime mortgage securities has declined recently and some may default, increasing a bond insurer’s risk of having to make payments to holders of subprime mortgage securities. Because of this risk, the ratings of some insurance companies have been, or may be, downgraded and it is possible that an insurance company may become insolvent. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline.
Letters of Credit. Municipal obligations, including certificates of participation, commercial paper and other short-term obligations may be backed by an irrevocable letter of credit of a bank which assumes the obligation for payment of principal and interest in the event of default by the issuer.
Pre-Refunded Municipal Securities. Pre-refunded municipal securities are subject to interest rate risk, market risk and limited liquidity. The principal of and interest on municipal securities that have been pre-refunded are no longer paid from the original revenue source for the securities. Instead, after pre-refunding of the principal of and interest on these securities are typically paid from an escrow fund consisting of obligations issued or guaranteed by the US Government. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer. Pre-refunded municipal securities are usually purchased at a price which represents a premium over their face value.
Municipal Trust Receipts. Municipal trust receipts (MTRs) are sometimes called municipal asset-backed securities, floating rate trust certificates, or municipal securities trust receipts. MTRs are typically structured by a bank, broker-dealer or other financial institution by depositing municipal securities into a trust or partnership, coupled with a conditional right to sell, or put, the holder’s interest in the underlying securities at par plus accrued interest to a financial institution. MTRs may be issued as fixed or variable rate instruments. These trusts are organized so that the purchaser of the MTR would be considered to be investing for federal income tax purposes in the underlying municipal securities. This structure is intended to allow the federal income tax exempt status of interest generated by the underlying asset to pass through to the purchaser. A fund’s investments in MTRs are subject to similar risks as other investments in municipal debt obligations, including interest rate risk, credit risk, prepayment risk and security selection risk. Additionally, investments in MTRs raise certain tax issues that may not be presented by direct investments in municipal bonds. There is some risk that certain legal issues could be resolved in a manner that could adversely affect the performance of a fund or shareholder investment returns. The Advisor expects that it would invest in MTRs for which a legal opinion has been given to the effect that the income from an MTR is tax-exempt for federal income tax purposes to the same extent as the underlying bond(s), although it is possible that the IRS will take a different position and there is a risk that the interest paid on such MTRs would be deemed taxable.
Obligations of Banks and Other Financial Institutions. A fund may invest in US dollar-denominated fixed rate or variable rate obligations of US or foreign financial institutions, including banks. Obligations of domestic and foreign financial institutions in which a fund may invest include (but are not limited to) certificates of deposit, bankers’ acceptances, bank time deposits, commercial paper, and other US dollar-denominated instruments issued or supported by the credit of US or foreign financial institutions, including banks, commercial and savings banks, savings and loan associations and other institutions.
Certificates of deposit are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. Banker’s acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits that may be held by a fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Fixed time deposits may be withdrawn on demand, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation.
Obligations of foreign branches of US banks and foreign banks may be general obligations of the parent bank in addition to the issuing bank or may be limited by the terms of a specific obligation and by government regulation. Investments in obligations of foreign banks may entail risks that are different in some respects from those of investments in obligations of US domestic banks because of differences in political, regulatory and economic systems and conditions. These risks include the possibility that these obligations may be less marketable than comparable obligations of United States banks, and the selection of these obligations may be more difficult because there may be less publicly available information concerning foreign banks. Other risks include future political and economic developments, currency blockage, the possible imposition of withholding taxes on interest payments, possible seizure or nationalization of foreign deposits, difficulty or inability to pursue legal remedies and obtain or enforce judgments in foreign courts, possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might affect adversely the payment of principal and interest on bank obligations. Foreign branches of US banks and foreign banks may also be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping standards than those applicable to domestic branches of US banks.
Participation Interests. A fund may purchase from financial institutions participation interests in securities in which a fund may invest. A participation interest gives a fund an undivided interest in the security in the proportion that a fund’s participation interest bears to the principal amount of the security. These instruments may have fixed, floating or variable interest rates. For certain participation interests, a fund will have the right to demand payment, on not more than seven days’ notice, for all or any part of a fund’s participation interests in the security, plus accrued interest. As to these instruments, a fund generally intends to exercise its right to demand payment only upon a default under the terms of the security.
Preferred Stock. Preferred stock is an equity security, but possesses certain attributes of debt securities. Holders of preferred stock normally have the right to receive dividends at a fixed rate when and as declared by the issuer’s board of directors, but do not otherwise participate in amounts available for distribution by the issuing corporation. Dividends on preferred stock may be cumulative, and, in such cases, all cumulative dividends usually must be paid prior to dividend payments to common stockholders. Preferred stock has a preference (i.e., ranks higher) in liquidation (and generally dividends) over common stock, but is subordinated (i.e., ranks lower) in liquidation to fixed income securities. Because of this preference, preferred stocks generally entail less risk than common stocks. As a general rule, the market value of preferred stocks with fixed dividend rates and no conversion rights moves inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities (e.g., common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks.
All preferred stocks are also subject to the same types of credit risks as corporate bonds. In addition, because preferred stock is subordinate to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by S&P and Moody’s although there is no minimum rating which a preferred stock must have to be an eligible investment for a fund.
In summary, there are a number of special risks associated with investing in preferred stocks, including:
Credit and Subordination Risk. Credit risk is the risk that a preferred stock in a fund’s portfolio will decline in price or the issuer of the preferred stock will fail to make dividend, interest, or principal payments when due because the issuer experiences a decline in its financial status. As noted above, preferred stocks are generally subordinated to bonds and other debt instruments in a company’s capital structure in terms of having priority to corporate income, claims to corporate assets, and liquidation payments and, therefore, will be subject to greater credit risk than more senior debt instruments.
Interest Rate Risk. Interest rate risk is the risk that a preferred stock will decline in value because of changes in market interest rates. As described above, when market interest rates rise, the market value of a preferred stock generally will generally fall. Preferred stocks with longer periods before maturity may be more sensitive to interest rate changes.
Deferral and Omission Risk. Preferred stocks may have provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer. In certain cases, deferring or omitting distributions may be mandatory. If a fund owns a preferred stock that is deferring its distributions, the fund may be required to report income for tax purposes although it has not yet received such income.
Call, Reinvestment, and Income Risk. During periods of declining interest rates, an issuer may be able to exercise an option to redeem its outstanding preferred stock at par earlier than scheduled, which is generally known as call risk. If this occurs, a fund may be forced to reinvest in lower yielding securities. This is known as reinvestment risk. Preferred stocks frequently have call features that allow the issuer to repurchase the stock prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the obligation at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer, or in the event of regulatory changes affecting the capital treatment of its outstanding preferred stock. Another risk associated with a declining interest rate environment is that the income from a fund’s portfolio may decline over time when the fund invests the proceeds from share sales at market interest rates that are below the portfolio’s current earnings rate.

Liquidity Risk. Certain preferred stocks may be substantially less liquid than many other stocks, such as common stocks or US Government securities. Illiquid preferred stocks involve the risk that the stock may not be able to be sold at the time desired by a fund or at prices approximating the value at which the fund is carrying the stock on its books.
Limited Voting Rights Risk. Generally, traditional preferred stocks offer no voting rights with respect to the issuer unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred stock holders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred stock holders no longer have voting rights.
Special Redemption Rights Risk. In certain varying circumstances, an issuer of preferred stock may redeem the stock prior to a specified date. For instance, for certain types of preferred stocks, a redemption may be triggered by a change in US federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the preferred stock held by a fund.
Lastly, dividends from certain preferred stocks may not be eligible for the corporate dividends-received deduction or for treatment.
Private Activity Bonds. Certain types of municipal securities, generally referred to as industrial development bonds (and referred to under current tax law as private activity bonds), are issued by or on behalf of public authorities to obtain funds for privately-operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues. The interest from certain private activity bonds owned by a fund (including a fund’s distributions attributable to such interest) may be a preference item for purposes of the alternative minimum tax. The credit quality of such bonds depends upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.
Privatized Enterprises. A fund may invest in foreign securities which may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. A fund’s investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.
In certain jurisdictions, the ability of foreign entities, such as a fund, to participate in privatizations may be limited by local law, or the price or terms on which a fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.
In the case of the enterprises in which a fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.
Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization of management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as an enterprise’s prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which a fund may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering, these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to operate effectively in a competitive market and may suffer losses or experience bankruptcy due to such competition.
Put Bonds. A fund may invest in “put” bonds (including securities with variable interest rates) that may be sold back to the issuer of the security at face value at the option of the holder prior to their stated maturity. The option to “put” the bond back to the issuer before the stated final maturity can cushion the price decline of the bond in a rising interest rate environment. However, the premium paid, if any, for an option to put will have the effect of reducing the yield otherwise payable on the underlying security.
Real Estate Investment Trusts (REITs). A REIT invests primarily in income-producing real estate or makes loans to persons involved in the real estate industry. REITs are sometimes informally categorized into equity REITs, mortgage REITs and hybrid REITs. Equity REITs buy real estate and pay investors income from the rents received from the real estate owned by the REIT and from any profits on the sale of its properties. Mortgage REITs lend money to building developers and other real estate companies and pay investors income from the interest paid on those loans. Hybrid REITs engage in both owning real estate and making loans. Investment in REITs may subject a fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, delays in completion of construction, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of a fund’s investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.
Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers or lessees and the possibility of failing to qualify for tax-free pass-through of income under the Code, and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through a fund, a shareholder will bear not only his or her proportionate share of the expenses of a fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.
Repurchase Agreements. A fund may invest in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, a fund acquires ownership of a security (Obligation) and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer, at a specified time and price.
In accordance with current SEC guidance, DWS Government & Agency Securities Portfolio, Government Cash Management Portfolio, DWS Government Money Market VIP, DWS Central Cash Management Government Fund, DWS Treasury Portfolio, DWS ESG Liquidity Fund and DWS Money Market Prime Series may also transfer uninvested cash balances into a single joint account (a Joint Account). The daily aggregate balance of a Joint Account will be invested in one or more repurchase agreements. The Board has established and periodically reviews procedures applicable to transactions involving Joint Accounts.
A repurchase agreement provides a means for a fund to earn income on funds for periods as short as overnight. The repurchase price may be higher than the purchase price, the difference being income to a fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a fund together with the repurchase price upon repurchase. In either case, the income to a fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry System.

It is not clear whether a court would consider the Obligation purchased by a fund subject to a repurchase agreement as being owned by a fund or as being collateral for a loan by a fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a fund has not perfected a security interest in the Obligation, a fund may be required to return the Obligation to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for a fund, the Advisor seeks to reduce the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a fund may incur a loss if the proceeds to a fund of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a fund will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.
Reverse Repurchase Agreements. A fund may enter into “reverse repurchase agreements,” which are repurchase agreements in which a fund, as the seller of the securities, agrees to repurchase such securities at an agreed time and price. Under a reverse repurchase agreement, a fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. A fund segregates assets in an amount at least equal to its obligation under outstanding reverse repurchase agreements. Such transactions may increase fluctuations in the market value of fund assets and its yield.
Securities as a Result of Exchanges or Workouts. Consistent with a fund’s investment objectives, policies and restrictions, a fund may hold various instruments received in an exchange or workout of a distressed security (i.e., a low-rated debt security that is in default or at risk of becoming in default). Such instruments may include, but are not limited to, equity securities, warrants, rights, participation interests in sales of assets and contingent-interest obligations.
Securities with Put Rights. The right of a fund to exercise a put is unconditional and unqualified. A put is not transferable by a fund, although a fund may sell the underlying securities to a third party at any time. If necessary and advisable, a fund may pay for certain puts either separately in cash or by paying a higher price for portfolio securities that are acquired subject to such a put (thus reducing the yield to maturity otherwise available for the same securities).
The ability of a fund to exercise a put will depend on the ability of a counterparty to pay for the underlying securities at the time the put is exercised. In the event that a counterparty should default on its obligation to repurchase an underlying security, a fund might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere.
The acquisition of a put will not affect the valuation by a fund of the underlying security. The actual put will be valued at zero in determining net asset value of a fund. Where a fund pays directly or indirectly for a put, its cost will be reflected in realized gain or loss when the put is exercised or expires. If the value of the underlying security increases, the potential for unrealized or realized gain is reduced by the cost of the put.
Short Sales. When a fund takes a long position, it purchases a stock outright. When a fund takes a short position, it sells at the current market price a stock it does not own but has borrowed in anticipation that the market price of the stock will decline. To complete, or close out, the short sale transaction, a fund buys the same stock in the market and returns it to the lender. The price at such time may be more or less than the price at which the security was sold by a fund. Until the security is replaced, a fund is required to pay the lender amounts equal to any dividends or interest, which accrue during the period of the loan. To borrow the security, a fund may also be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out. A fund makes money when the market price of the borrowed stock goes down and a fund is able to replace it for less than it earned by selling it short. Alternatively if the price of the stock goes up after the short sale and before the short position is closed, a fund will lose money because it will have to pay more to replace the borrowed stock than it received when it sold the stock short.
A fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that the borrowed securities be returned to it on short notice, and a fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, a “short squeeze” can occur. A short squeeze occurs when demand is greater than supply for the stock sold short. A short squeeze makes it more likely that a fund will have to cover its short sale at an unfavorable price. If that happens, a fund will lose some or all of the potential profit from, or even incur a loss as a result of, the short sale.
Until a fund closes its short position or replaces the borrowed security, a fund will designate liquid assets it owns (other than the short sales proceeds) as segregated assets to the books of the broker and/or its custodian in an amount equal to its obligation to purchase the securities sold short, as required by the 1940 Act. The amount segregated in this manner will be increased or decreased each business day equal to the change in market value of a fund’s obligation to purchase the security sold short. If the lending broker requires a fund to deposit additional collateral (in addition to the short sales proceeds that the broker holds during the period of the short sale), which may be as much as 50% of the value of the securities sold short, the amount of the additional collateral may be deducted in determining the amount of cash or liquid assets a fund is required to segregate to cover the short sale obligation pursuant to the 1940 Act. The amount segregated must be unencumbered by any other obligation or claim than the obligation that is being covered. A fund believes that short sale obligations that are covered, either by an offsetting asset or right (acquiring the security sold short or having an option to purchase the security sold short at exercise price that covers the obligation), or by a fund’s segregated asset procedures (or a combination thereof), are not senior securities under the 1940 Act and are not subject to a fund’s borrowing restrictions. This requirement to segregate assets limits a fund’s leveraging of its investments and the related risk of losses from leveraging. A fund also is required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, a fund may or may not receive any payments (including interest) on collateral it has deposited with the broker.
Short sales involve the risk that a fund will incur a loss by subsequently buying a security at a higher price than the price at which a fund previously sold the security short. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs a fund must pay to a lender of the security. In addition, because a fund’s loss on a short sale stems from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited. By contrast, a fund’s loss on a long position arises from decreases in the value of the security held by a fund and therefore is limited by the fact that a security’s value cannot drop below zero.
The use of short sales, in effect, leverages a fund’s portfolio, which could increase a fund’s exposure to the market, magnify losses and increase the volatility of returns.
Although a fund’s share price may increase if the securities in its long portfolio increase in value more than the securities underlying its short positions, a fund’s share price may decrease if the securities underlying its short positions increase in value more than the securities in its long portfolio.
In addition, a fund’s short selling strategies may limit its ability to fully benefit from increases in the equity markets. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to a fund. The SEC and other (including non-US) regulatory authorities have imposed, and may in the future impose, restrictions on short selling, either on a temporary or permanent basis, which may include placing limitations on specific companies and/or industries with respect to which a fund may enter into short positions. Any such restrictions may hinder a fund in, or prevent it from, fully implementing its investment strategies, and may negatively affect performance.

Short Sales Against the Box. A fund may make short sales of common stocks if, at all times when a short position is open, a fund owns the stock or owns preferred stocks or debt securities convertible or exchangeable, without payment of further consideration, into the shares of common stock sold short. Short sales of this kind are referred to as short sales “against the box.” The broker/dealer that executes a short sale generally invests cash proceeds of the sale until they are paid to a fund. Arrangements may be made with the broker/dealer to obtain a portion of the interest earned by the broker on the investment of short sale proceeds. A fund will segregate the common stock or convertible or exchangeable preferred stock or debt securities in a special account with the custodian. Uncertainty regarding the tax effects of short sales of appreciated investments may limit the extent to which a fund may enter into short sales against the box. A fund will incur transaction costs in connection with short sales against the box.
Short-Term Securities. In order to meet anticipated redemptions, to hold pending the purchase of additional securities for a fund’s portfolio, or, in some cases, for temporary defensive purposes, a fund may invest a portion (up to 100%) of its assets in money market and other short-term securities. When a fund is invested for temporary defensive purposes, it may not achieve or pursue its investment objective.
Examples of short-term securities include:
•	Securities issued or guaranteed by the US government and its agencies and instrumentalities;
•	Commercial paper;
•	Certificates of deposit and euro dollar certificates of deposit;
•	Bankers’ acceptances;
•	Short-term notes, bonds, debentures or other debt instruments; and
•	Repurchase agreements.
Small Companies. The Advisor believes that many small companies often may have sales and earnings growth rates that exceed those of larger companies, and that such growth rates may, in turn, be reflected in more rapid share price appreciation over time. Investing in smaller company stocks, however, involves greater risk than is customarily associated with investing in larger, more established companies. For example, smaller companies can have limited product lines, markets, or financial and managerial resources. Smaller companies may also be dependent on one or a few key persons, and may be more susceptible to losses and risks of bankruptcy. Also, the securities of smaller companies may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time or their stock values may fluctuate more sharply than other securities). Transaction costs in smaller company stocks may be higher than those of larger companies.
Sovereign Debt. Investments in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no reliable bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.
Special Information Concerning Master-Feeder Fund Structure. The following applies to the extent that the fund employs the master-feeder fund structure. Unlike other open-end management investment companies (mutual funds) which directly acquire and manage their own portfolio securities, a fund seeks to achieve its investment objective by investing substantially all of its assets in a master portfolio (Portfolio), a separate registered investment company with the same investment objective as a fund. Therefore, an investor’s interest in the Portfolio’s securities is indirect. In addition to selling a beneficial interest to a fund, the Portfolio may sell beneficial interests to other mutual funds, investment vehicles or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio’s expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as a fund due to variations in sales commissions and other operating expenses. Therefore, investors in a fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures.
Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns (however, this possibility exists as well for traditionally structured funds which have large institutional investors). Also, the Portfolio may be required to sell investments at a price or time not advantageous to the Portfolio in order to meet such a redemption. Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk. Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Whenever a fund is requested to vote on a matter pertaining to the Portfolio, the fund will vote its interests in the Portfolio without a meeting of shareholders of the fund if the proposal is one that would not require the vote of shareholders of the fund as long as such action is permissible under applicable statutory and regulatory requirements. In addition, whenever the fund is required to vote on a particular matter relating to the Portfolio, the fund will hold a meeting of the shareholders of the fund and, at the meeting of the investors of the Portfolio, will cast its vote in the same proportion as the votes of the fund’s shareholders even if all the fund’s shareholders did not vote.
Certain changes in the Portfolio’s investment objectives, policies or restrictions may require a fund to withdraw its interest in the Portfolio. Any such withdrawal could result in a distribution “in kind” of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, a fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of a fund. Notwithstanding the above, there are other means for meeting redemption requests, such as borrowing.
A fund may withdraw its investment from the Portfolio at any time, if the Board determines that it is in the best interests of the shareholders of a fund to do so. Upon any such withdrawal, the Board would consider what action might be taken, including the investment of all the assets of a fund in another pooled investment entity having the same investment objective as a fund or the retaining of an investment advisor to manage a fund’s assets in accordance with the investment policies described herein with respect to the Portfolio.
Stable Net Asset Value (for all money market funds except DWS ESG Liquidity Fund and Government Cash Management Portfolio). A fund effects purchases and redemptions at its net asset value per share. In fulfillment of its responsibilities under Rule 2a-7 of the 1940 Act, the Board has approved policies reasonably designed, taking into account current market conditions and a fund’s investment objective, to stabilize a fund’s net asset value per share, and the Board will periodically review the Advisor’s operations under such policies at regularly scheduled Board meetings. In addition to imposing limitations on the quality, maturity, diversity and liquidity of portfolio instruments held by a fund as described in the prospectus, those policies include a weekly monitoring by the Advisor of unrealized gains and losses in a fund and, when necessary, in an effort to avoid a material deviation of a fund’s net asset value per share determined by reference to market valuations from a fund’s $1.00 price per share, taking corrective action, such as adjusting the maturity of a fund, or, if possible, realizing gains or losses to offset in part unrealized losses or gains.

The result of those policies may be that the yield on shares of a fund will be lower than would be the case if the policies were not in effect. Such policies also provide for certain action to be taken with respect to portfolio securities which experience a downgrade in rating or suffer a default. In addition, a low interest rate environment may prevent the fund from providing a positive yield or paying fund expenses out of current income and, at times, could impair a fund’s ability to maintain a stable $1.00 share price. There is no assurance that a fund’s net asset value per share will be maintained at $1.00.
Stand-by Commitments. A stand-by commitment is a right acquired by a fund, when it purchases a municipal obligation from a broker, dealer or other financial institution (seller), to sell up to the same principal amount of such securities back to the seller, at a fund’s option, at a specified price. Stand-by commitments are also known as “puts.” The exercise by a fund of a stand-by commitment is subject to the ability of the other party to fulfill its contractual commitment.
Stand-by commitments acquired by a fund may have the following features: (1) they will be in writing and will be physically held by a fund’s custodian; (2) a fund’s right to exercise them will be unconditional and unqualified; (3) they will be entered into only with sellers which in the Advisor’s opinion present a minimal risk of default; (4) although stand-by commitments will not be transferable, municipal obligations purchased subject to such commitments may be sold to a third party at any time, even though the commitment is outstanding; and (5) their exercise price will be (i) a fund’s acquisition cost (excluding any accrued interest which a fund paid on their acquisition), less any amortized market premium or plus any amortized original issue discount during the period a fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date.
A fund expects that stand-by commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a fund will pay for stand-by commitments, either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitments.
It is difficult to evaluate the likelihood of use or the potential benefit of a stand-by commitment. Therefore, it is expected that the Advisor will determine that stand-by commitments ordinarily have a “fair value” of zero, regardless of whether any direct or indirect consideration was paid. However, if the market price of the security subject to the stand-by commitment is less than the exercise price of the stand-by commitment, such security will ordinarily be valued at such exercise price. Where a fund has paid for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held.
The IRS has issued a favorable revenue ruling to the effect that, under specified circumstances, a regulated investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. A fund intends to take the position that it owns any municipal obligations acquired subject to a stand-by commitment and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the IRS will agree with such position in any particular case.
Subsidiary Companies. A fund may gain exposure to the commodity markets in part by investing a portion of a fund’s assets in a wholly-owned subsidiary (Subsidiary). Investments in a Subsidiary are expected to provide exposure to the commodity markets within the limitations of the Code and IRS rulings (see “Taxes” in Appendix II-H of this SAI). The Subsidiaries are companies organized under the laws of the Cayman Islands, and each is overseen by its own board of directors.

Among other investments, the Subsidiaries are expected to invest in commodity-linked derivative instruments, such as swaps and futures. The Subsidiaries will also invest in fixed income instruments, cash, cash equivalents and affiliated money market funds. In monitoring compliance with its investment restrictions, a fund will consider the assets of its Subsidiary to be assets of the fund. A Subsidiary must, however, comply with the asset segregation requirements with respect to its investments in commodity-linked derivatives.
To the extent that a fund invests in its Subsidiary, a fund may be subject to the risks associated with those derivative instruments and other securities, which are discussed elsewhere in a fund’s prospectus(es) and this SAI. While the Subsidiaries may be considered similar to investment companies, they are not registered under the 1940 Act and are not directly subject to all of the investor protections of the 1940 Act and other US regulations. Changes in the laws of the US or the Cayman Islands could result in the inability of a fund or a Subsidiary to operate as intended or may subject the fund or its advisor to new or additional regulatory requirements, and could negatively affect a fund and its shareholders.
In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, a fund must, among other things, satisfy several diversification requirements, including the requirement that not more than 25% of the value of the fund's total assets may be invested in the securities (other than those of the US government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar or related trades or businesses. Therefore, so long as a fund is subject to this limit, the fund may not invest any more than 25% of the value of its total assets in a Subsidiary. Absent this diversification requirement, a fund would be permitted to invest more than 25% of the value of its total assets in a Subsidiary.
In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, a fund must, among other things, derive at least 90% of its gross income from certain specified sources (qualifying income). Income from certain commodity-linked derivatives does not constitute qualifying income to a fund. The tax treatment of commodity-linked notes and certain other derivative instruments in which a fund might invest is not certain, in particular with respect to whether income and gains from such instruments constitutes qualifying income. If the Fund treats income from a particular instrument as qualifying income and the income is later determined not to constitute qualifying income, and, together with any other nonqualifying income, causes the fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, a fund will fail to qualify as a regulated investment company unless it is eligible to and does pay a tax at the fund level. Certain funds (including DWS Enhanced Commodity Strategy Fund and DWS RREEF Real Assets Fund) have obtained private letter rulings from the IRS confirming that the income and gain earned through a wholly-owned Subsidiary that invests in certain types of commodity-linked derivatives constitute qualifying income under the Code.
Tax-Exempt Commercial Paper. Issues of tax-exempt commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by state and local governments and their agencies to finance working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.
Tax-Exempt Custodial Receipts. Tax-exempt custodial receipts (Receipts) evidence ownership in an underlying bond that is deposited with a custodian for safekeeping. Holders of the Receipts receive all payments of principal and interest when paid on the bonds. Receipts can be purchased in an offering or from a counterparty (typically an investment bank). To the extent that any Receipt is illiquid, it is subject to a fund’s limitation on illiquid securities.
Tax-Exempt Pass-Through Securities. Tax exempt pass-through certificates represent an interest in a pool or group of fixed-rate long-term debt obligations issued by or on behalf of primarily not-for-profit institutions, the interest on which is exempt from federal income taxation, including alternative minimum taxation. Such fixed-rate long-term debt obligations may be private activity bonds issued by states, municipalities or public authorities to provide funds, usually through a loan or lease arrangement, to a non-profit corporation for the purpose of financing or refinancing the construction or improvement of a facility to be used by the non-profit corporation. Distributions on tax exempt pass-through certificates may be adversely affected by defaults in or prepayment of the underlying debt obligations. Certain tax exempt pass-through certificates are issued in several classes with different levels of yields and credit protection. A fund may invest in lower classes of tax exempt pass-through certificates that have less credit protection. Tax exempt pass-through certificates have limited liquidity and certain transfer restrictions may apply. There currently is no trading market for tax exempt pass-through certificates and there can be no assurance that such a market will develop.
Tender Option Bond Transactions. A fund may leverage its assets through the use of proceeds through tender option bond (TOB) transactions. In a TOB transaction, the fund typically transfers fixed-rate, long-term municipal bonds into a special purpose entity (a ”TOB Trust”) that has been created for the purpose of repackaging such municipal bonds. The TOB Trust issues short-term floating rate notes and a residual interest security “(TOB Inverse Floater Residual Interests”). The short term floating rate notes (“TOB Floaters”) are issued in a face amount equal to some fraction of the par value of the underlying bonds. The TOB Floaters are sold to third parties, typically money market funds, and the TOB Inverse Floater Residual Interests are held by the fund. The fund receives the proceeds from the sale of the TOB Floaters as consideration for the transferred municipal bonds, and the fund uses the cash proceeds received from the sale of the TOB Floaters to make additional investments. The TOB Floaters pay an interest rate that resets periodically at a reference rate, typically a short-term tax-exempt market rate, and can be tendered to the TOB Trust at par, unless certain events occur. Typically, such tenders are funded through a remarketing of the tendered TOB Floaters or a draw down on a liquidity facility. A fund, as the holder of the TOB Inverse Floater Residual Interests, has full exposure to any increase or decrease in the value of the underlying bonds. The holder of the TOB Inverse Floater Residual Interests receives interest in an amount equal to the interest paid on the underlying bonds, less the interest paid on the TOB Floaters (and less certain expenses associated with the TOB Trust such as trustee, administrative and liquidity fees). By holding the TOB Inverse Floater Residual Interests, a fund typically has the right to collapse the TOB Trust by causing the holders of the TOB Floaters to tender their notes at par and have the TOB Trust administrator transfer the underlying bonds to the fund. In connection with these investments, a fund may enter into shortfall and forbearance agreements whereby the fund agrees to reimburse the TOB Trust, in certain circumstances, for the difference between the liquidation value of the underlying bonds held by the TOB Trust and the liquidation value of the TOB Floaters plus any shortfalls in interest cash flows. This could potentially expose the fund to losses in excess of the value of the fund’s investment in the TOB Inverse Floater Residual Interests.
The value of TOB Inverse Floater Residual Interests may decrease significantly when interest rates increase. The market for TOB Inverse Floater Residual Interests may be more volatile and less liquid than other municipal bonds of comparable maturity. Moreover, the TOB Trust could be terminated for reasons outside of a fund’s control, resulting in a reduction of leverage and disposal of portfolio investments at inopportune times and prices. Investments in TOB Inverse Floater Residual Interests generally involve greater risk than investments in fixed-rate bonds.
The final rules implementing Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) preclude banking entities from sponsoring and/or providing services to existing TOB Trusts. In response to these rules, investment market participants have developed TOB Trust structures that are intended to ensure that banking entities do not sponsor TOB Trusts in violation of the Volcker Rule.
DWS municipal bond fund TOB Trusts are structured to be in compliance with the Volcker Rule. A Volcker-compliant TOB Trust structure is similar to pre-Volcker TOB Trust structures, with certain key differences. The basic features of a Volcker-compliant TOB Trust structure are as follows:
•	Portfolio management continues to make certain basic investment determinations, such as which bonds are placed in the TOB Trust, the amount of leverage for any given transaction, whether the transaction is structured as non-recourse or recourse, etc.
•	Similar to pre-Volcker TOB Trust structures, the fund continues to be the holder of the TOB Inverse Floater Residual Interests.
•	Unlike pre-Volcker TOB Trust structures, a bank or financial institution no longer serves as the sponsor, depositor, or trust administrator nor does it have any discretionary decision making authority with respect to the TOB Trust.

•	Consistent with pre-Volcker TOB Trust structures, a bank or financial institution serves as the trustee, liquidity provider, and remarketing agent.
•	A third-party administrative agent retained by the fund performs certain of the roles and responsibilities historically provided by banking entities in pre-Volcker TOB Trust structures, including certain historical sponsor/ administrative roles and responsibilities.
The ultimate impact of the Volcker Rule on the TOB market and the municipal market generally is not yet certain. Such changes could make early unwinds of TOB Trusts more likely, may make the use of TOB Trusts more expensive, and may make it more difficult to use TOB Trusts in general. The new rules may also expose the fund to additional risks, including, but not limited to, compliance, securities law and operational risks.
Third Party Puts. A fund may purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution allowing a fund at specified intervals to tender (put) the bonds to the institution and receive the face value thereof (plus accrued interest). These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. A fund receives a short-term rate of interest (which is periodically reset), and the interest rate differential between that rate and the fixed rate on the bond is retained by the financial institution. The financial institution granting the option does not provide credit enhancement, and in the event that there is a default in the payment of principal or interest, or downgrading of a bond to below investment grade, or a loss of the bond’s tax-exempt status, the put option will terminate automatically. As a result, a fund would be subject to the risks associated with holding such a long-term bond and the weighted average maturity of that fund’s portfolio would be adversely affected.
These bonds coupled with puts may present the same tax issues as are associated with Stand-By Commitments. As with any Stand-By Commitments acquired by a fund, a fund intends to take the position that it is the owner of any municipal obligation acquired subject to a third-party put, and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the IRS will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees and swap payments, in relation to various regulated investment company tax provisions is unclear. However, the Advisor seeks to manage a fund’s portfolio in a manner designed to minimize any adverse impact from these investments.
To Be Announced (TBA) Purchase Commitments. Similar to When-Issued or Delayed-Delivery securities, a TBA purchase commitment is a security that is purchased or sold for a fixed price with the underlying securities to be announced at a future date. However, the seller does not specify the particular securities to be delivered. Instead, a fund agrees to accept any securities that meets the specified terms. For example, in a TBA mortgage-backed transaction, a fund and seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying security until it issues the security. TBA purchase commitments involve a risk of loss if the value of the underlying security to be purchased declines prior to delivery date. The yield obtained for such securities may be higher or lower than yields available in the market on delivery date. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities.
Trust Preferred Securities. A fund may invest in Trust Preferred Securities, which are hybrid instruments issued by a special purpose trust (Special Trust), the entire equity interest of which is owned by a single issuer. The proceeds of the issuance to a fund of Trust Preferred Securities are typically used to purchase a junior subordinated debenture, and distributions from the Special Trust are funded by the payments of principal and interest on the subordinated debenture.
If payments on the underlying junior subordinated debentures held by the Special Trust are deferred by the debenture issuer, the debentures would be treated as original issue discount (OID) obligations for the remainder of their term. As a result, holders of Trust Preferred Securities, such as a fund, would be required to accrue daily for federal income tax purposes their share of the stated interest and the de minimis OID on the debentures (regardless of whether a fund receives any cash distributions from the Special Trust), and the value of Trust Preferred Securities would likely be negatively affected. Interest payments on the underlying junior subordinated debentures typically may only be deferred if dividends are suspended on both common and preferred stock of the issuer. The underlying junior subordinated debentures generally rank slightly higher in terms of payment priority than both common and preferred securities of the issuer, but rank below other subordinated debentures and debt securities. Trust Preferred Securities may be subject to mandatory prepayment under certain circumstances. The market values of Trust Preferred Securities may be more volatile than those of conventional debt securities. Trust Preferred Securities may be issued in reliance on Rule 144A under the 1933 Act, and, unless and until registered, are restricted securities. There can be no assurance as to the liquidity of Trust Preferred Securities and the ability of holders of Trust Preferred Securities, such as a fund, to sell their holdings.
US Government Securities. A fund may invest in obligations issued or guaranteed as to both principal and interest by the US Government, its agencies, instrumentalities or sponsored enterprises which include: (a) direct obligations of the US Treasury; and (b) securities issued or guaranteed by US Government agencies.
Examples of direct obligations of the US Treasury are Treasury bills, notes, bonds and other debt securities issued by the US Treasury. These instruments are backed by the “full faith and credit” of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.
Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the US Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the US Treasury, there is no guarantee that the US Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.
US Government securities may include “zero coupon” securities that have been stripped by the US Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a US Government agency or instrumentality. Because interest on zero coupon securities is not distributed on a current basis but is, in effect, compounded, zero coupon securities tend to be subject to greater risk than interest-paying securities of similar maturities.
Interest rates on US Government securities may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day US Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.
The government guarantee of the US Government securities in a fund’s portfolio does not guarantee the net asset value of the shares of a fund. There are market risks inherent in all investments in securities and the value of an investment in a fund will fluctuate over time. Normally, the value of investments in US Government securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in US Government securities will tend to decline, and as interest rates fall the value of a fund’s investments in US Government securities will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain mortgage-backed securities, such as GNMA Certificates. Prepayments of high interest rate mortgage-backed securities during times of declining interest rates will tend to lower the return of a fund and may even result in losses to a fund if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of mortgage-backed securities may decline, resulting in the extension of a fund’s average portfolio maturity. As a result, a fund’s portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions.
Variable and Floating Rate Instruments. Debt instruments purchased by a fund may be structured to have variable or floating interest rates. The interest rate on variable and floating rate securities may be reset daily, weekly or on some other reset period and may have a floor or ceiling on interest rate changes. The interest rate of variable rate securities ordinarily is determined by reference to or is a percentage of an objective standard such as a bank’s prime rate, the 90-day US Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on variable rate securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. A fund may purchase variable rate securities on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such instruments may fluctuate; to the extent it does, increases or decreases in value of such instruments may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the variable rate securities is made in relation to movements of the applicable rate adjustment index, the instruments are not comparable to long-term fixed interest rate securities. Accordingly, interest rates on the variable rate securities may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar final maturities. A money market fund determines the maturity of variable rate securities in accordance with Rule 2a-7, which allows a fund to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.
The Advisor will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature (described below), will continuously monitor the issuer’s financial ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is equivalent to the quality standards applicable to a fund’s fixed income investments, the issuer’s obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. Any bank providing such a bank letter, line of credit, guarantee or loan commitment will meet a fund’s investment quality standards relating to investments in bank obligations. The Advisor will also monitor the creditworthiness of issuers of such instruments to determine whether a fund should continue to hold the investments.
The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and a fund could suffer a loss if the issuer defaults or during periods in which a fund is not entitled to exercise its demand rights. When a reliable trading market for the variable and floating rate instruments held by a fund does not exist and a fund may not demand payment of the principal amount of such instruments within seven days, the instruments may be deemed illiquid and therefore subject to a fund’s limitation on investments in illiquid securities.
Variable Rate Demand Securities. A fund may purchase variable rate demand securities, which are variable rate securities that permit a fund to demand payment of the unpaid principal balance plus accrued interest upon a specified number of days’ notice to the issuer or its agent. The demand feature may be backed by a bank letter of credit or guarantee issued with respect to such instrument. A bank that issues a repurchase commitment may receive a fee from a fund for this arrangement. The issuer of a variable rate demand security may have a corresponding right to prepay in its discretion the outstanding principal of the instrument plus accrued interest upon notice comparable to that required for the holder to demand payment.
Variable Rate Master Demand Notes. A fund may purchase variable rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Because variable rate master demand notes are direct lending arrangements between a fund and the issuer, they are not ordinarily traded. Although no active secondary market may exist for these notes, a fund will purchase only those notes under which it may demand and receive payment of principal and accrued interest daily or may resell the note at any time to a third party. These notes are not typically rated by credit rating agencies.
Variable Rate Preferred Securities. A fund may purchase certain variable rate preferred securities (VRPs) issued by closed-end municipal bond funds, which, in turn, invest primarily in portfolios of tax-exempt municipal bonds. A fund may invest in securities issued by single-state or national closed-end municipal bond funds. VRPs are issued by closed-end funds to leverage returns for common shareholders. Under the 1940 Act, a closed-end fund that issues preferred shares must maintain an asset coverage ratio of at least 200% immediately after the time of issuance and at the time of certain distributions on repurchases of its common stock. It is anticipated that the interest on the VRPs will be exempt from federal income tax and, with respect to any such securities issued by single-state municipal bond funds, exempt from the applicable state’s income tax, although interest on VRPs may be subject to the federal alternative minimum tax. The VRPs will pay a variable dividend rate, determined either daily or weekly, typically through a remarketing process, and will typically include a demand feature that provides a fund with a contractual right to tender the securities to either a liquidity provider or back to the closed-end municipal bond fund. A fund could lose money if the liquidity provider fails to honor its obligation, becomes insolvent, or files for bankruptcy. If the tender is directly to the closed-end municipal bond fund a fund could lose money if the closed-end municipal bond fund fails to honor its obligation, becomes insolvent, or files for bankruptcy. In certain instances, a fund may not have the right to put the securities back to the closed-end municipal bond fund or demand payment or redemption directly from the closed-end municipal bond fund. If the VRPs were offered under an exemption from registration under the 1933 Act (e.g. Regulation D) the VRPs would not be freely transferable and, therefore, a fund may only transfer the securities to another investor in compliance with certain exemptions under the 1933 Act, including Rule 144A. If the VRPs were to be registered under the 1933 Act, the VRPs would be freely transferable.
A fund’s purchase of VRPs issued by closed-end municipal bond funds is subject to the restrictions set forth under the heading “Investment Companies and Other Pooled Investment Vehicles.”
Warrants. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a fund were not exercised by the date of its expiration, a fund would lose the entire purchase price of the warrant.
When-Issued and Delayed-Delivery Securities. A fund may purchase securities on a when-issued or delayed-delivery basis. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The payment obligation and the interest rate that will be received on when-issued and delayed-delivery securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When-issued securities may include securities purchased on a “when, as and if issued” basis, under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The value of such securities is subject to market fluctuation during this period and no interest or income, as applicable, accrues to a fund until settlement takes place.
At the time a fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, a fund identifies on its books cash or liquid assets in an amount at least equal to such commitments. It may be expected that a fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. On delivery dates for such transactions, a fund will meet its obligations from maturities or sales of the segregated securities and/or from cash flow. If a fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When a fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade and is, therefore, exposed to counterparty risk. Failure of the seller to do so may result in a fund’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.
Yankee Bonds. Yankee Bonds are US dollar-denominated bonds sold in the US by non-US issuers. As compared with bonds issued in the US, such bond issues normally pay interest but are less actively traded. Investing in the securities of foreign companies involves more risks than investing in securities of US companies. Their value is subject to economic and political developments in the countries where the companies operate and to changes in foreign currency values. Values may also be affected by foreign tax laws, changes in foreign economic or monetary policies, exchange control regulations and regulations involving prohibitions on the repatriation of foreign currencies. In many foreign countries, there is less publicly available information about foreign issuers, and there is less government regulation and supervision of foreign stock exchanges, brokers and listed companies. Also in many foreign countries, companies are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic issuers. Security trading practices and custody arrangements abroad may offer less protection to a fund’s investments and there may be difficulty in enforcing legal rights outside the United States. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the United States which could affect the liquidity of a fund’s portfolio. Additionally, in some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of securities, property, or other fund assets, political or social instability or diplomatic developments which could affect investments in foreign securities. In addition, the relative performance of various countries’ fixed income markets historically has reflected wide variations relating to the unique characteristics of each country’s economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.
Yields and Ratings. The yields on certain obligations in which a fund may invest (such as commercial paper and bank obligations), are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody’s, S& P and Fitch represent their opinions as to the quality of the securities that they undertake to rate. Ratings, however, are general and are not absolute standards of quality or value. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. See “Ratings of Investments” for descriptions of the ratings provided by certain recognized rating organizations.
Zero Coupon Securities and Deferred Interest Bonds. A fund may invest in zero coupon securities that are “stripped” US Treasury notes and bonds and in deferred interest bonds. Zero coupon securities are the separate income or principal components of a debt instrument. Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities are redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accrued over the life of the security, and the accrual constitutes the income earned on the security for both accounting and federal income tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically.
While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds generally provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond’s term to maturity. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash.
A fund will accrue income on such investments for tax and accounting purposes, as required, which will generally be prior to the receipt of the corresponding cash payments. Because a fund is required to distribute to shareholders substantially all of its net investment income, including such accrued income, to avoid federal income and excise taxes, a fund may be required to liquidate portfolio securities to satisfy a fund’s distribution obligations (including at a time when it may not be advantageous to do so). Under many market conditions, investments in zero coupon, step-coupon and pay-in-kind securities may be illiquid, making it difficult for a fund to dispose of them or to determine their current value.

Part II: Appendix II-H—Taxes
The following is intended to be a general summary of certain federal income tax consequences of investing in a fund. This discussion does not address all aspects of taxation (including state, local, and foreign taxes) that may be relevant to particular shareholders in light of their own investment or tax circumstances, or to particular types of shareholders (including insurance companies, tax-advantaged retirement plans, financial institutions or broker-dealers, foreign corporations, and persons who are not citizens or residents of the United States) that are subject to special treatment under the US federal income tax laws. Current and prospective investors are therefore advised to consult with their tax advisors before making an investment in a fund. This summary is based on the laws in effect on the date of this SAI and on existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.
Feeder Funds. Certain funds (Feeder Funds) invest all or substantially all of their assets in either the Deutsche DWS Equity 500 Index Portfolio or the Government Cash Management Portfolio (each, a Master Portfolio), which are partnerships for US federal income tax purposes. For a discussion of the US federal income tax treatment of a Master Portfolio, please see the registration statement for that Master Portfolio. The amount and character of a Feeder Fund’s income, gains, losses, deductions and other tax items will generally be determined at the Master Portfolio level and the Feeder Fund will be allocated, and is required to take into account, its share of its Master Portfolio’s income, gains, losses and other tax items for each taxable year. Consequently, references herein to a fund’s income, gains, losses and other tax items, as well as its activities, investment and holdings, as applied to a Feeder Fund, generally include the tax items, activities, investments and holdings realized, recognized, conducted or held, as applicable, either by the Feeder Fund directly or through its Master Portfolio. See “Investments in the Master Portfolios” for more information.
All funds (other than DWS RREEF MLP & Energy Infrastructure Fund)
Taxation of a fund and its Investments
Qualification as a regulated investment company. A fund has elected (or in the case of a new fund, intends to elect) to be treated, and intends to qualify each year, as a regulated investment company under Subchapter M of the Code. If a fund qualifies for treatment as a regulated investment company that is accorded special tax treatment, such fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below). In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders under the Code, a fund must, among other things:
(a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below);
(b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of its total assets are represented by cash and cash items, US Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of a fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets are invested, including through corporations in which the fund owns a 20% or more voting interest, (x) in the securities (other than those of the US Government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and
(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid; investment company taxable income generally consists of taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, if any, for such year.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by a fund. However, 100% of net income derived from an interest in a “qualified publicly traded partnership” (generally, a partnership (x) the interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income.
For purposes of the diversification test in paragraph (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. It is possible that certain partnerships in which a fund may invest will be master limited partnerships constituting qualified publicly traded partnerships. Such investments will be limited by a fund's intention to qualify as a regulated investment company under the Code. In addition, although the passive loss rules of the Code do not generally apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Fund investments in partnerships, including in qualified publicly traded partnerships, may result in a fund being subject to state, local or foreign income, franchise or withholding taxes.
Pursuant to current Internal Revenue Service (IRS) guidance, a Feeder Fund investing in a Master Portfolio will be treated as holding directly the underlying assets of the Master Portfolio for purposes of the diversification test in (b) above.
In addition, for purposes of the diversification test in paragraph (b) above, the identification of the issuer (or, in some cases, issuers) of a particular fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect a fund’s ability to meet the diversification test in paragraph (b) above.
Failure to qualify as a regulated investment company. If a fund were to fail to meet the income, diversification or distribution tests described above, the fund could in some cases cure such failure, including by paying a fund-level tax, paying interest, making additional distributions or disposing of certain assets. If a fund were ineligible to or otherwise did not cure such failure for any year, the fund would fail to qualify as a “regulated investment company” for such year. All of the fund's taxable income would be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions, however, could be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and other noncorporate shareholders and (ii) for the dividends-received deduction in the case of corporate shareholders provided, in both cases, the shareholder meets certain holding period and other requirements in respect of the fund's shares (as described below). In addition, a fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special federal income tax treatment.
A fund is subject to a 4% nondeductible excise tax on amounts that have been retained rather than distributed, as required, under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of a fund's taxable ordinary income for the calendar year and at least 98.2% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 of such year (or the last day of a fund’s taxable year if a fund’s taxable year ends in November or December and a fund makes an election to use such later date), as well as amounts that were neither distributed by nor taxed to a fund during the prior calendar year. For purposes of the required excise tax distribution, ordinary gains and losses from the sale, exchange or other taxable disposition of property that would be taken into account after October 31 (or later if the fund is permitted to so elect and does so elect) are treated as arising on January 1 of the following calendar year. Also for purposes of the excise tax, a fund will be treated as having distributed any ordinary income or capital gain net income on which it has been subject to corporate income tax in the taxable year ending within the calendar year. Although a fund's distribution policies should enable it to avoid this excise tax, a fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of such fund.

Special tax provisions that apply to certain investments. Certain of a fund's investment practices are subject to special and complex federal income tax provisions, including rules relating to short sales, constructive sales, “straddle” and “wash sale” transactions and section 1256 contracts (as defined below), that may, among other things: (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert lower taxed long-term capital gains into higher taxed short-term capital gains or ordinary income; (iii) convert an ordinary loss or a deduction into a capital loss; (iv) cause a fund to recognize income or gain without a corresponding receipt of cash; and/or (v) adversely alter the characterization of certain fund investments. Moreover, the straddle rules and short sale rules may require the capitalization of certain related expenses of a fund.
Certain debt obligations. Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by a fund will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (OID) is treated as interest income and is included in a fund’s income (and required to be distributed by a fund) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. In addition, payment-in-kind debt securities will give rise to income which is required to be distributed and is taxable even though a fund holding the security receives no interest payment in cash on the security during the year.
Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Alternatively, a fund may elect to accrue market discount currently, in which case a fund will be required to include the accrued market discount in a fund's income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in a fund's income, will depend upon which of the permitted accrual methods a fund elects.
Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by a fund may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). A fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in a fund's income, will depend upon which of the permitted accrual methods a fund elects.
If a fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest a fund actually received. Such distributions may be made from the cash assets of a fund or by liquidation of portfolio securities that it might otherwise have continued to hold. A fund may realize gains or losses from such liquidations. In the event a fund realizes net gains from such transactions, its shareholders may receive larger distributions than they would have received in the absence of such transactions. These investments may also affect the character of income recognized by a fund.
A portion of the OID accrued on certain high yield discount obligations may not be deductible to the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by a fund may be eligible for the dividends received deduction to the extent attributable to the deemed dividend portion of such OID.
Investments in debt obligations that are at risk of or in default present special tax issues for a fund. Federal income tax rules are not entirely clear about issues such as whether and, if so, to what extent a fund should recognize market discount on such a debt obligation, when a fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by a fund, when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its eligibility for treatment as a regulated investment company and does not become subject to US federal income or excise tax.
Very generally, where a fund purchases a bond at a price that exceeds the redemption price at maturity (i.e., a premium), the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if a fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the fund is permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require such a fund to reduce its tax basis by the amount of amortized premium.
Derivatives. In addition to the special rules described below in respect of options transactions and futures, a fund's transactions in other derivative instruments (e.g. forward contracts and swap agreements), as well as any of its other hedging, short sale or similar transactions, may be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by a fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to a fund and defer fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions may also: (i) require a fund to mark to market annually certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year); or (ii) cause a fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements described above in order to avoid certain income and excise taxes. A fund may be required to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirements, which may also accelerate the recognition of gain by the fund. A fund will monitor its transactions, make the appropriate tax elections and make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of a fund from treatment as a regulated investment company.
In general, option premiums received by a fund are not immediately included in the income of a fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or a fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by a fund is exercised and a fund sells or delivers the underlying stock, a fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by a fund minus (b) a fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a fund pursuant to the exercise of a put option written by it, a fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by a fund is greater or less than the amount paid by a fund (if any) in terminating the transaction. Thus, for example, if an option written by a fund expires unexercised, a fund generally will recognize short-term gain equal to the premium received.
A fund's options activities may include transactions constituting straddles for US federal income tax purposes that trigger the US federal income tax straddle rules contained primarily in Section 1092 of the Code. Such straddles include, for example, positions in a particular security, or an index of securities, and one or more options that offset the former position, including options that are “covered” by a fund's long position in the subject security. Very generally, where applicable, Section 1092 requires: (i) that losses be deferred on positions deemed to be offsetting positions with respect to “substantially similar or related property,” to the extent of unrealized gain in the latter; and (ii) that the holding period of such a straddle position that has not already been held for the long-term holding period be terminated and begin anew once the position is no longer part of a straddle. The straddle rules apply in modified form to so-called “qualified covered calls.” Very generally, where a taxpayer writes an option on a single stock that is “in the money” but not “deep in the money,” the holding period on the stock will not be terminated, as it would be under the general straddle rules, but will be suspended during the period that such calls are outstanding. These straddle rules could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” (as discussed below) or qualify for the dividends-received deduction (as discussed below) to fail to satisfy the holding period requirements and therefore to be taxed at ordinary income tax rates or to fail to qualify for the dividends-received deduction, as the case may be.
In summary, a fund's options activities can cause a substantial portion of the fund's income to consist of short-term capital gains, taxable to shareholders at ordinary income rates when distributed to them.
A fund's investment in so-called “section 1256 contracts,” which include certain futures contracts as well as listed non-equity options written or purchased by a fund on US exchanges (including options on futures contracts, equity indices and debt securities), are subject to special federal income tax rules. All section 1256 contracts held by a fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in a fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by a fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were neither part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss (although certain foreign currency gains and losses from such contracts may be treated as ordinary in character), regardless of the period of time the positions were actually held by a fund.
As a result of entering into swap contracts, a fund may make or receive periodic net payments. A fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a fund has been a party to the swap for more than one year). With respect to certain types of swaps, a fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for federal income tax purposes as ordinary income or loss. The federal income tax treatment of many types of credit default swaps is uncertain under current law.
In general, gain or loss on a short sale is recognized when a fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally treated as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in a fund's hands. Except with respect to certain situations where the property used by a fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by a fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by a fund for more than a year. In general, a fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.
Income from certain commodity-linked derivatives does not constitute qualifying income to a fund. The federal income tax treatment of commodity-linked notes and certain other derivative instruments in which a fund might invest is not certain, in particular with respect to whether income and gains from such instruments constitutes qualifying income. If a fund treats income from a particular instrument as qualifying income and the income is later determined not to constitute qualifying income, and, together with any other nonqualifying income, causes the fund's nonqualifying income to exceed 10% of its gross income in any taxable year, the fund will fail to qualify as a regulated investment company unless it is eligible to and does pay a tax at the fund level. Certain funds (including the DWS Enhanced Commodity Strategy Fund and DWS RREEF Real Assets Fund) have obtained private letter rulings from the IRS confirming that the income and gain earned through a wholly owned subsidiary that invests in certain types of commodity-linked derivatives constitute qualifying income under the Code. The IRS has currently suspended the issuance of such private letter rulings. See “Investment in Wholly Owned Foreign Subsidiary” for more information.
Because the rules described above and other federal income tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax. A fund intends to limit its activities in options, futures contracts, forward contracts, short sales, swaps and related transactions to the extent necessary to meet the requirements for qualification and treatment as a regulated investment company under the Code.
REITs. A fund’s investments in equity securities of REITs may result in a fund’s receipt of cash in excess of the REIT’s earnings; if a fund distributes these amounts, the distributions could constitute a return of capital to fund shareholders for federal income tax purposes. In addition, such investments in REIT equity securities also may require a fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by a fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.
Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a fund’s income from a residual interest in a real estate mortgage investment conduit (REMIC) or an equity interest in a taxable mortgage pool (TMP) including such income received indirectly through a REIT or other pass-through entity (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC or TMP interest directly (see “Taxation of US Shareholders – Dividends and distributions – Additional considerations” and see also “Tax-exempt Shareholders” for a summary of certain federal income tax consequences to shareholders of distributions reported as excess inclusion income).
For taxable years beginning after December 31, 2017 and before January 1, 2026, qualified REIT dividends (i.e., REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are eligible for a 20% federal income tax deduction in the case of individuals, trusts and estates. A fund that receives qualified REIT dividends may elect to pass the special character of this income through to its shareholders. To be eligible to treat distributions from a fund as qualified REIT dividends, a shareholder must hold shares of the fund for more than 45 days during the 91-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend with respect to such dividend and the shareholder must not be under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. If a fund does not elect to pass the special character of this income through to shareholders or if a shareholder does not satisfy the above holding period requirements, the shareholder will not be entitled to the 20% deduction for the shareholder’s share of the fund’s qualified REIT dividend income while direct investors in REITS may be entitled to the deduction.
Standby commitments. A fund may purchase municipal securities together with the right to resell the securities to the seller at an agreed upon price or yield within a specified period prior to the maturity date of the securities. Such a right to resell is commonly known as a “put” and is also referred to as a “standby commitment.” A fund may pay for a standby commitment either in cash or in the form of a higher price for the securities which are acquired subject to the standby commitment, thus increasing the cost of securities and reducing the yield otherwise available. Additionally, a fund may purchase beneficial interests in municipal securities held by trusts, custodial arrangements or partnerships and/or combined with third-party puts or other types of features such as interest rate swaps; those investments may require a fund to pay “tender fees” or other fees for the various features provided. The IRS has issued a revenue ruling to the effect that, under specified circumstances, a regulated investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. A fund, where relevant, intends to take the position that it is the owner of any municipal obligations acquired subject to a standby commitment or other third party put and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the IRS will agree with such position in any particular case. If a fund is not viewed as the owner of such municipal obligations, it will not be permitted to treat the exempt interest paid on such obligations as belonging to it. This may affect the fund’s eligibility to pay exempt-interest dividends to its shareholders. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees paid by a fund, in relation to various regulated investment company tax provisions is unclear. However, the Advisor intends to manage a fund's portfolio in a manner designed to minimize any adverse impact from the tax rules applicable to these investments.
As described herein, in certain circumstances a fund may be required to recognize taxable income or gain even though no corresponding amounts of cash are received concurrently. A fund may therefore be required to obtain cash to satisfy its distribution requirements by selling securities at times when it might not otherwise be desirable to do so or by borrowing the necessary cash, thereby incurring interest expense. In certain situations, a fund will, for a taxable year, defer all or a portion of its capital losses and currency losses realized after October 31 until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October 31 may affect the federal income tax character of shareholder distributions.
Foreign investments. Income (including, in some cases, capital gains) from investments in foreign stocks or securities may be subject to foreign taxes, including withholding and other taxes imposed by foreign jurisdictions. Tax conventions between certain countries and the US may reduce or eliminate such taxes. It is not possible to determine a fund’s effective rate of foreign tax in advance since the amount of a fund's assets to be invested in various countries is not known. Payment of such taxes will reduce a fund's yield on those investments.
If a fund is liable for foreign taxes and if more than 50% of the value of a fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations (including foreign governments), a fund may make an election pursuant to which certain foreign taxes paid by a fund would be treated as having been paid directly by shareholders of a fund. Pursuant to such election, shareholders may be able to claim a credit or deduction on their federal income tax returns for their pro rata portions of qualified taxes paid by a fund to foreign countries in respect of foreign securities that such fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by a fund. Each shareholder of a fund will be notified whether the foreign taxes paid by a fund will “pass through” for that year and, if so, such notification will report the shareholder's portion of (i) the foreign taxes paid by a fund and (ii) a fund's foreign source income. Certain fund of funds also may qualify to pass through to shareholders foreign taxes paid by underlying funds in which the fund of funds invests. See Fund-of-Funds Structure, below.
A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by a fund is subject to certain limitations imposed by the Code, which may result in the shareholder not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their US federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. The amount of foreign taxes that a shareholder may claim as a credit in any year will generally be subject to a separate limitation for “passive income,” which includes, among other types of income, dividends, interest and certain foreign currency gains. Because capital gains realized by a fund on the sale of foreign securities will be treated as US source income, the available credit of foreign taxes paid with respect to such gains may be restricted. Shareholders that are not subject to US federal income tax, and those who invest in a fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by a fund.
If a fund does not satisfy the requirements for passing through to its shareholders their proportionate shares of any foreign taxes paid by a fund, shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes incurred by a fund and will not be required to include such taxes in their gross income.
A fund’s transactions in foreign currencies, foreign-currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may in certain instances give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Under section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time a fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time a fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. In general, gains (and losses) realized on debt instruments will be treated as section 988 gain (or loss) to the extent attributable to changes in exchange rates between the US dollar and the currencies in which the instruments are denominated. Similarly, gains or losses on foreign currency, foreign currency forward contracts and certain foreign currency options or futures contracts, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless a fund elects otherwise. Any such ordinary income treatment may accelerate or increase fund distributions to shareholders, and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by a fund to offset income or gains earned in subsequent taxable years. With regard to forward contracts entered into beginning January 15, 2015 the DWS CROCI® International Fund has elected to treat eligible currency gains and losses derived from forward contracts as capital gains and losses; not all currency gains and losses are eligible for this treatment.
Investment in passive foreign investment companies (PFICs). If a fund purchases shares in certain foreign investment entities, called “passive foreign investment companies” (PFICs), it may be subject to US federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares, which tax cannot be eliminated by making distributions to fund shareholders. Such excess distributions and gains will be considered ordinary income. Additional charges in the nature of interest may be imposed on a fund in respect of deferred taxes arising from such distributions or gains.
However, a fund may elect to avoid the imposition of that tax. For example, a fund may in certain cases elect to treat the PFIC as a “qualified electing fund” under the Code (i.e., make a “QEF election”), in which case a fund would be required to include in income each year its share of the ordinary earnings and net capital gains of the qualified electing fund, even if such amounts were not distributed to a fund. In order to make this election, a fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or not possible to obtain.
Alternatively, a fund may make a mark-to-market election that will result in a fund being treated as if it had sold (and, solely for purposes of this mark-to-market election, repurchased) its PFIC stock at the end of such fund’s taxable year. In such case, a fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The QEF and mark-to-market elections must be made separately for each PFIC owned by a fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the IRS. By making the election, a fund could potentially ameliorate the adverse federal income tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. A fund may have to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and/or to avoid imposition of the 4% excise tax. Making either of these elections therefore may require a fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect a fund's total return. A fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules. Because it is not always possible to identify a foreign corporation as a PFIC, a fund may incur the tax and interest charges described above in some instances. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”
Investment in Wholly Owned Foreign Subsidiary. Certain funds may invest a portion of their assets (but not more than 25% of the value of the fund’s total assets as of the end of each quarter of such fund’s taxable year) in a wholly owned foreign subsidiary that will invest in certain types of commodity-linked derivatives (each a “Subsidiary”). Each Subsidiary was formed under the laws of the Cayman Islands and is classified as a corporation for federal income tax purposes.
For federal income tax purposes, each Subsidiary will be treated as a controlled foreign corporation and the applicable fund will be treated as a “US shareholder” of the Subsidiary. As a result, each fund will be required to include in gross income for US federal income tax purposes all of its Subsidiary’s “subpart F income,” whether or not such income is distributed by the Subsidiary. It is expected that all or substantially all of each Subsidiary’s income will be “subpart F income.” Each fund's recognition of its Subsidiary's “subpart F income” will increase the fund's basis in its shares of the Subsidiary. Distributions by a Subsidiary to the applicable fund will be tax-free, to the extent of the Subsidiary's previously undistributed “subpart F income,” and will correspondingly reduce the fund’s basis in its shares of the Subsidiary. “Subpart F income” is generally treated as ordinary income, regardless of the character of a Subsidiary’s underlying income. Therefore, each fund’s investment in its Subsidiary may cause the fund to realize more ordinary income than would be the case if the fund invested directly in the investments held by its Subsidiary. If a net loss is realized by a Subsidiary, such loss is not generally available to offset other income earned by the applicable fund.
As noted above, to qualify as a regulated investment company, a fund must derive at least 90% of its gross income each taxable year from certain specified sources. Income from direct investments in commodities and certain commodity-linked derivatives generally does not constitute qualifying income. The IRS has formerly issued a number of private letter rulings to investment companies concluding that income derived from an investment in a wholly owned foreign subsidiary that invests in commodity-linked derivatives constitutes qualifying income but each of these private letter rulings applies only to the taxpayer that received it and may not be used or cited as precedent. DWS Enhanced Commodity Strategy Fund and DWS RREEF Real Assets Fund each obtained a ruling. The IRS has since suspended the issuance of such rulings and is reviewing its policy in this area. The IRS recently issued proposed regulations that, if finalized, would generally treat a fund’s subpart F income inclusion with respect to its Subsidiary as qualifying income only if there is a distribution out of the earnings and profits of the Subsidiary that is attributable to such income inclusion. The proposed regulations, if adopted, would apply to taxable years beginning on or after 90 days after the regulations are published as final. If the proposed regulations are adopted, a Subsidiary may be required to sell investments, including at a time when it may be disadvantageous to do so, in order to satisfy the distribution requirement. It is possible that, as a consequence of its current review of this area, the IRS will reverse its prior position and publish guidance under which it will take the position that income and gains a fund derives from its investment in its Subsidiary do or will not constitute qualifying income. In such a case, a fund could fail to qualify as a regulated investment company, could be limited in its ability to implement its current investment strategies and may need to significantly change its investment strategies, which could adversely affect the fund. A fund also may incur transaction and other costs to comply with any new or additional guidance from the IRS.
Investments in MLP Equity Securities. A fund may invest to a limited degree in MLPs and other entities that are treated as qualified publicly traded partnerships for federal income tax purposes. Net income derived from a qualified publicly traded partnership is included in the sources of income from which a regulated investment company must derive at least 90% of its gross income. However, no more than 25% of the value of a regulated investment company’s total assets at the end of each fiscal quarter may be invested in securities of qualified publicly traded partnerships. If an MLP in which a fund invests is treated as a partnership for federal income tax purposes, a fund will be required to take into account a fund’s allocable share of the income, gains, losses, deductions, expenses and tax credits recognized by each such MLP regardless of whether the MLP distributes cash to a fund. A fund must recognize income that is allocated to it from an MLP for federal income tax purposes, even if a fund does not receive cash distributions from the MLP. Income allocated to a fund from an MLP may include income recognized as a result of the cancellation of the MLP’s debt. Because a fund may recognize income from an MLP in excess of the cash distributions received from the MLP, a fund may be required to sell other securities or may have to use leverage in order to satisfy the distribution requirements to qualify as a regulated investment company and to avoid federal income and excise taxes. The longer that a fund holds a particular MLP investment, the more likely it is that such MLP could generate net taxable income allocable to a fund equal to or in excess of the distributions the MLP makes to a fund.
Distributions to a fund from an MLP that that is taxed as a partnership for federal income tax purposes are not taxable unless the cash amount (or in certain cases, the fair market value of market securities) distributed exceeds a fund’s basis in its MLP interest. A fund’s basis in its equity securities in an MLP taxed as a partnership generally is equal to the amount a fund paid for the equity securities (i) increased by a fund’s allocable share of the MLP’s net income and certain MLP debt, if any, and (ii) decreased by a fund’s allocable share of the MLP’s net losses and distributions received by a fund from the MLP. Although any distributions by an MLP to a fund in excess of a fund’s allocable share of such MLP’s net income may create a temporary economic benefit to a fund, such distribution will decrease a fund’s basis in its MLP interest and will therefore increase the amount of gain (or decrease the amount of loss) that will be recognized on the sale of an equity security in the MLP by a fund. A portion of any gain or loss recognized by a fund on a disposition of an MLP equity security where the MLP is taxed as a partnership may be taxed as ordinary income or loss to the extent attributable to assets of the MLP that give rise to depreciation recapture, intangible drilling and development cost recapture or other “unrealized receivables” or “inventory items” under the Code. Any such gain may exceed net taxable gain realized on the disposition and will be recognized even if there is a net taxable loss on the disposition.
For taxable years beginning after December 31, 2017 and before January 1, 2026, “qualified publicly traded partnership income” is treated as “qualified business income” that is eligible for a 20% federal income tax deduction in the case of individuals, trusts and estates. The Code currently does not contain a provision permitting a regulated investment company to pass the special character of this income through to shareholders. As a result, direct investors in MLPs that are publicly traded partnerships taxed as partnerships may be entitled to this deduction while investors that invest in a fund that invests in such MLPs will not.
Investments in the Master Portfolios. Special tax considerations apply to a Feeder Fund investing in a Master Portfolio. As noted above, each Master Portfolio is treated as a partnership for US federal income tax purposes. For US federal income tax purposes, a Feeder Fund generally will be allocated its distributive share (as determined in accordance with the governing instruments of the applicable Master Portfolio, as well as with the Code, the Treasury regulations thereunder, and other applicable authority) of the income, gains, losses, deductions, credits, and other tax items of its Master Portfolio so as to reflect the Feeder Fund’s interests in the Master Portfolio. A Master Portfolio may modify its partner allocations to comply with applicable tax regulations, including, without limitation, the income tax regulations under Sections 704, 734, 743, 754, and 755 of the Code. It also may make special allocations of specific tax items, including gross income, gain, deduction, or loss. These modified or special allocations could result in a Feeder Fund, as a partner, receiving more or less items of income, gain, deduction, or loss (and/or income, gain, deduction, or loss of a different character) than it would in the absence of such modified or special allocations. A Feeder Fund will be required to include in its income its share of its Master Portfolio’s tax items, including gross income, gain, deduction, or loss, for any taxable year regardless of whether or not the Master Portfolio distributes any cash to the Feeder Fund in such year.
A Master Portfolio is not required, and generally does not expect, to make distributions (other than distributions in redemption of Master Portfolio interests) to its investors each year. Accordingly, the income recognized by a Feeder Fund in respect of its investment in a Master Portfolio could exceed amounts distributed (if any) by the Master Portfolio to the Feeder Fund in a particular taxable year, and thus the Feeder Fund could be required to redeem a portion of its interests in the Master Portfolio in order to obtain sufficient cash to satisfy its annual distribution requirements (described above) and to otherwise avoid fund-level US federal income and excise taxes.
A Feeder Fund’s receipt of a non-liquidating cash distribution from a Master Portfolio generally will result in recognized gain (but not loss) only to the extent that the amount of the distribution exceeds the Feeder Fund’s adjusted basis in its interests of the Master Portfolio before the distribution. A Feeder Fund that receives a liquidating cash distribution from a Master Portfolio generally will recognize capital gain to the extent of the difference between the proceeds received by the Feeder Fund and the Feeder Fund’s adjusted tax basis in interests of such Master Portfolio; however, the Feeder Fund generally will recognize ordinary income, rather than capital gain, to the extent that the Feeder Fund’s allocable share of “unrealized receivables” (including any accrued but untaxed market discount) and substantially appreciated inventory, if any, exceeds the Feeder Fund’s share of the basis in those unrealized receivables and substantially appreciated inventory. Any capital loss realized on a liquidating cash distribution may be recognized by a Feeder Fund only if it redeems all of its Master Portfolio interests for cash. A Feeder Fund generally will not recognize gain or loss on an in-kind distribution of property from a Master Portfolio, including on an in-kind redemption of Master Portfolio interests. However, certain exceptions to this general rule may apply.
Taxation of US Shareholders
Dividends and distributions. A fund intends to distribute substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and net capital gain (that is, the excess of net realized long-term capital gains over net realized short-term capital losses), if any, to shareholders each year. Unless a shareholder instructs the Trust/Corporation to pay such dividends and distributions in cash, they will be automatically reinvested in additional shares of a fund.

Dividends and other distributions by a fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made, whether you receive them in cash or reinvest them in additional shares. However, any dividend or distribution declared by a fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by a fund not later than such December 31, provided such dividend is actually paid by a fund on or before January 31 of the following calendar year. Dividends and distributions received by a retirement plan qualifying for tax-exempt treatment under the Code will not be subject to current US federal income taxation. However, withdrawals from such retirement plans may be subject to US federal income tax.
If a fund retains for investment an amount equal to all or a portion of its net capital gain, it will be subject to federal income tax at the fund level at regular corporate rates on the amount retained. In that event, a fund may designate such retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for US federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, and (ii) will be entitled to credit their proportionate shares of the federal income tax paid by a fund on the undistributed amount against their US federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities. The tax basis of shares owned by a fund shareholder, for US federal income tax purposes, will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the federal income tax deemed paid by the shareholder under clause (ii) of the preceding sentence. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by a fund upon filing appropriate returns or claims for refund with the IRS.
For federal income tax purposes, distributions of investment income (other than “exempt-interest dividends,” see below) are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a fund owned (or is deemed to have owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, the fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gains that are properly reported by a fund as capital gain dividends (Capital Gain Dividends) will be taxable as long-term capital gains includible in and taxed at the reduced rates applicable to net capital gain. Distributions from capital gains are generally made after applying any available capital loss carryovers. Except as discussed below, all other dividends of a fund (including dividends from short-term capital gains) from current and accumulated earnings and profits are generally subject to federal income tax as ordinary income.
Section 1411 of the Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by a fund of net investment income and capital gains (other than exempt-interest dividends, described below) as described above, and (ii) any net gain from the sale, redemption, exchange or other taxable disposition of a fund's shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a fund.
Qualified dividend income. Distributions reported by a fund as derived from “qualified dividend income” will be taxed to individuals and other noncorporate shareholders at the reduced federal income tax rates generally applicable to net capital gains, provided certain holding period and other requirements are met at both the shareholder and fund levels. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual's net capital gain and generally cannot be offset by capital losses.
If 95% or more of a fund's gross income (excluding net long-term capital gain over net short-term capital loss) in a taxable year is attributable to qualified dividend income received by a fund, 100% of the dividends paid by a fund (other than distributions reported by a fund as Capital Gain Dividends) to individuals and other noncorporate shareholders during such taxable year will be eligible to be treated as qualified dividend income. If less than 95% of a fund’s gross income is attributable to qualified dividend income, then only the portion of the fund’s dividends that is attributable to qualified dividend income and reported as such by the fund will be eligible to be treated as qualified dividend income.

For these purposes, qualified dividend income generally means income from dividends received by a fund from US corporations and certain foreign corporations. Dividend income received by a fund and distributed to a fund shareholder may not be treated as qualified dividend income by the shareholder unless a fund satisfies certain holding period and other requirements with respect to the stock in its portfolio generating such dividend income and the shareholder meets certain holding period and other requirements with respect to a fund's shares. A dividend will not be treated as qualified dividend income (at either a fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company or surrogate foreign corporation that is not treated as a domestic corporation under Section 7874(b) of the Code. For purposes of determining the holding period for stock on which a dividend is received, such holding period is reduced for any period the recipient has an option to sell, is under a contractual obligation to sell or has made (and not closed) a short sale of substantially identical stock or securities, and in certain other circumstances.
Qualified dividend income does not include any dividends received from tax-exempt corporations or interest from fixed income securities. Also, dividends received by a fund from a REIT or another regulated investment company are generally qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or other regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income.
Dividends-received deduction. If dividends from domestic corporations constitute a portion of a fund's gross income, a portion of the income distributions of a fund may be eligible for the 50% dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by a fund from domestic corporations for the taxable year. A dividend received by a fund will not be treated as a dividend eligible for the dividends-received deduction (i) if it has been received with respect to any share of stock that the fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (ii) to the extent that the fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends-received deduction may otherwise be disallowed or reduced (i) if a corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of a fund or (ii) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)). For purposes of determining the holding period for stock on which a dividend is received, such holding period is reduced for any period the recipient has an option to sell, is under a contractual obligation to sell or has made (and not closed) a short sale of substantially identical stock or securities, and in certain other circumstances.
Distributions from REITs do not qualify for the deduction for dividends received. Shareholders will be informed of the portion of fund dividends that so qualifies.
Capital gains. In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend, its taxable income and its earnings and profits, a fund may elect to treat any post-October capital loss (defined as any net capital loss attributable to the portion of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year) and late-year ordinary loss (generally, the sum of its (i) net ordinary losses from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31 and its (ii) other net ordinary losses attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

Capital gains distributions may be reduced if a fund has capital loss carryforwards available. Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a fund’s net investment income. Instead, subject to certain limitations, a fund may carry forward a net capital loss from any taxable year to offset capital gains, if any, realized during a subsequent taxable year. If a fund incurs or has incurred net capital losses in taxable years beginning after December 22, 2010 (“post-2010 losses”), those losses will be carried forward to one or more subsequent taxable years without expiration; any such carryforward losses will retain their character as short-term or long-term. If a fund incurred net capital losses in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”), the fund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset any short-term capital gains, and then offset any long-term capital gains. A fund must use any post-2010 losses, which will not expire, before it uses any pre-2011 losses. This increases the likelihood that pre-2011 losses will expire unused at the conclusion of the eight-year carryforward period. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the fund retains or distributes such gains. Any capital loss carryforwards and any post-October loss deferrals to which a fund is entitled are disclosed in a fund's annual reports to shareholders.
Additional considerations. Certain of a fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of a fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income. If there are differences between a fund’s book income and the sum of its taxable income and net tax-exempt income, a fund may be required to distribute amounts in excess of its book income or a portion of fund distributions may be treated as a return of capital to shareholders. If a fund’s book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income, the distribution of such excess generally will be treated as (i) a dividend to the extent of a fund’s remaining earnings and profits, (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a fund’s book income is less than the sum of its taxable income and net tax-exempt income, a fund could be required to make distributions exceeding its book income to qualify for treatment as a regulated investment company.
Distributions to shareholders reported as excess inclusion income (see Special tax provisions that apply to certain investments – REITs) (i) may constitute “unrelated business taxable income” (UBTI) for those shareholders who would otherwise be exempt from federal income tax, such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a federal income tax return, to file a tax return and pay tax on such income, (ii) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (iii) will not be eligible for reduced US withholding tax rates for non-US shareholders (including non-US shareholders eligible for the benefits of a US income tax treaty), and (iv) may cause a fund to be subject to tax if certain “disqualified organizations,” as defined in the Code, are fund shareholders. A shareholder will be subject to US federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code. See Tax-exempt shareholders below.
All distributions by a fund result in a reduction in the net asset value of a fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income, qualified dividend income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing fund shares just prior to a distribution will receive a partial return of capital upon the distribution, which nevertheless may be taxable to them for federal income tax purposes.
After the end of each calendar year, a fund will inform shareholders of the federal income tax status of dividends and distributions paid (or treated as paid) during such calendar year.
Exempt-interest dividends. Any dividends paid by a fund that are reported by a fund as exempt-interest dividends will not be subject to regular federal income tax. A fund will be qualified to pay exempt-interest dividends to its shareholders if, at the end of each quarter of a fund's taxable year, at least 50% of the total value of a fund's assets consists of obligations of a state or political subdivision thereof the interest on which is exempt from federal income tax under

Code section 103(a). Distributions that a fund reports as exempt-interest dividends are treated as interest excludable from shareholders' gross income for federal income tax purposes but may result in liability for federal alternative minimum tax purposes for individual shareholders and for state and local tax purposes, for both individual and corporate shareholders. For example, if a fund invests in “private activity bonds,” certain shareholders may be subject to alternative minimum tax on the part of a fund's distributions derived from interest on such bonds.
Certain funds of funds may also qualify to pay exempt-interest dividends to shareholders, to the extent of exempt-interest dividends received from underlying funds in which the fund of funds invests. See Fund-of-Funds structure, below.
Interest on indebtedness incurred directly or indirectly to purchase or carry shares of a fund will not be deductible to the extent it is deemed related to exempt-interest dividends paid by a fund. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of a fund's total distributions (not including Capital Gain Dividends) paid to the shareholder that are exempt-interest dividends. Under rules used by the IRS to determine when borrowed funds are considered incurred for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares. In addition, the Code may require a shareholder that receives exempt-interest dividends to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. A portion of any exempt-interest dividend paid by a fund that represents income derived from certain revenue or private activity bonds held by a fund may not retain its tax-exempt status in the hands of a shareholder who is a “substantial user” of a facility financed by such bonds, or a “related person” thereof. Moreover, some or all of the exempt-interest dividends distributed by a fund may be a specific preference item, or a component of an adjustment item, for purposes of the federal alternative minimum tax. The receipt of dividends and distributions from a fund may affect a foreign corporate shareholder's federal “branch profits” tax liability and the federal “excess net passive income” tax liability of a shareholder that is a Subchapter S corporation. Shareholders should consult their own tax advisors as to whether they are (i) “substantial users” with respect to a facility or “related” to such users within the meaning of the Code or (ii) subject to a federal alternative minimum tax, the federal “branch profits” tax or the federal “excess net passive income” tax.
Shareholders that are required to file tax returns are required to report tax-exempt interest income, including exempt-interest dividends, on their federal income tax returns. A fund will inform shareholders of the federal income tax status of its distributions after the end of each calendar year, including the amounts, if any, that qualify as exempt-interest dividends and any portions of such amounts that constitute tax preference items under the federal alternative minimum tax. Shareholders who have not held shares of a fund for a full taxable year may have designated as tax-exempt or as a tax preference item a percentage of their distributions which is different from the percentage of a fund’s income that was tax-exempt or comprising tax preference items during the period of their investment in a fund. Shareholders should consult their tax advisors for more information.
Transactions in fund shares. Upon the sale or exchange of his or her shares, a shareholder generally will realize a taxable gain or loss equal to the difference between the amount realized and his or her basis in the shares. A redemption of shares by a fund generally will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Except in the case of DWS ESG Liquidity Fund, any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in a fund, within a 61-day period beginning thirty (30) days before and ending thirty (30) days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss.
Any loss realized upon a taxable disposition of a fund's shares held by a shareholder for six months or less will be treated as long-term, rather than short-term, to the extent of any capital gain dividends received (or deemed received) by the shareholder with respect to the shares. Any loss realized by a shareholder on the sale of fund shares held by the shareholder for six months or less will be disallowed to the extent of any exempt-interest dividends received by the shareholder with respect to such shares, unless a fund declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis. A shareholder's ability to utilize capital losses may be limited under the Code. If a shareholder incurs a sales charge in acquiring shares of a fund, disposes of those shares within 90 days and then acquires by January 31 of the calendar year following the calendar year in which the disposition occurred shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.
The sale or other disposition of shares of a fund by a retirement plan qualifying for tax-exempt treatment under the Code will not be subject to US federal income tax. However, withdrawals from such retirement plans may be subject to US federal income tax. Because the federal income tax treatment of a sale or exchange of fund shares depends on your purchase price and your personal tax position, you should keep your regular account statements to use in determining your federal income tax liability.
Under US Treasury regulations, a shareholder of a money market fund may elect a simplified method for determining gain or loss on fund shares. This simplified method is called the NAV method. Under the NAV method, gain or loss on fund shares is not computed on every sale or redemption. Instead, gain or loss is based on the aggregate value of a shareholder’s fund shares during the computation period. A shareholder’s gain or loss generally equals (i) the aggregate fair market value of the shareholder’s shares in the fund at the end of the computation period, (ii) minus the aggregate fair market value of the shareholder’s shares at the end of the prior computation period, (iii) minus the shareholder’s “net investment” in the fund for the computation period. A shareholder’s net investment is the aggregate cost of fund shares purchased during the computation period (including reinvested dividends) minus the aggregate amount received in taxable redemptions of fund shares during the same period. The computation period may be the shareholder’s taxable year or a shorter period, as long as all computation periods contain days from only one taxable year and every day during the taxable year falls within one and only one computation period. Any capital gain or loss realized under the NAV method will be a short-term capital gain or loss. Shareholders should consult their own tax advisor to determine if the NAV method is appropriate for their individual circumstances.
Cost basis reporting. A fund or, for a shareholder that purchased fund shares through a financial intermediary, the financial intermediary, is generally required to report to the IRS, and furnish to such shareholder “cost basis” and “holding period” information for fund shares the shareholder acquired on or after January 1, 2012 and redeemed on or after that date (covered shares). These requirements do not apply to investments through a tax-advantaged arrangement or to shares of money market funds. For covered shares, the fund or the financial intermediary, as appropriate, will report the following information to the IRS and to the shareholder on Form 1099-B: (i) the adjusted basis of such shares; (ii) the gross proceeds received on the redemption; and (iii) whether any gain or loss with respect to the redeemed shares is long-term or short-term.
With respect to fund shares in accounts held directly with a fund, the fund will calculate and report cost basis using a fund’s default method of average cost, unless the shareholder instructs the fund to use a different calculation method. Please visit the DWS Web site at dws.com (the Web site does not form a part of this Statement of Additional Information) for more information.
Shareholders who hold fund shares through a financial intermediary should contact the financial intermediary regarding the cost basis reporting default method used by the financial intermediary and the reporting elections available.
Shareholders should contact a tax advisor regarding the application of the cost basis reporting rules to their particular situation, including whether to elect a cost basis calculation method or use a fund’s default method of average cost.
Tax-exempt shareholders. A fund generally serves to “block” (that is, prevent the attribution to shareholders of) UBTI from being realized by tax-exempt shareholders. Notwithstanding this “blocking” effect, a tax-exempt shareholder could recognize UBTI by virtue of its investment in a fund if shares in a fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

Furthermore, a tax-exempt shareholder may recognize UBTI if a fund recognizes “excess inclusion income” derived from direct or indirect investments in REMIC residual interests or TMPs if the amount of such income recognized by a fund exceeds a fund’s investment company taxable income (after taking into account deductions for dividends paid by a fund). Any investment in residual interests of a Collateralized Mortgage Obligation (CMO) that has elected to be treated as a REMIC likewise can create complex tax problems, especially if a fund has state or local governments or other tax-exempt organizations as shareholders.
In addition, special tax consequences apply to charitable remainder trusts (CRTs) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, if a CRT (defined in section 664 of the Code) realizes any UBTI for a taxable year, it must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in a fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a fund that recognizes “excess inclusion income,” then a fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act and the Code, a fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in a fund. CRTs and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in a fund.
Backup withholding and other tax considerations
A fund generally is required to withhold US federal income tax on distributions (including exempt-interest dividends) and redemption proceeds payable to shareholders who fail to provide a fund with their correct taxpayer identification number or to make required certifications, who have underreported dividend or interest income, or who have been notified (or when a fund is notified) by the IRS that they are subject to backup withholding. The backup withholding tax rate is currently 24%. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s US federal income tax liability.
Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisors to determine the suitability of shares of a fund as an investment through such plans and the precise effect of an investment on their particular tax situation.
A fund’s shareholders may be subject to state and local taxes on distributions received from a fund and on redemptions of a fund’s shares. Rules of state and local taxation of dividend and capital gains distributions from regulated investment companies often differ from rules for federal income taxation described above. You are urged to consult your tax advisor as to the consequences of these and other state and local tax rules affecting an investment in a fund.
If a shareholder recognizes a loss with respect to a fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance shareholders of a regulated investment company are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Shareholder Reporting Obligations With Respect to Foreign Bank and Financial Accounts. Shareholders that are US persons and own, directly or indirectly, more than 50% of a fund by vote or value could be required to report annually their “financial interest” in a fund’s “foreign financial accounts,” if any, on FinCen Form 114, Report of Foreign Bank and Financial Accounts. Shareholders should consult a tax advisor regarding the applicability to them of this reporting requirement.

Other Reporting and Withholding Requirements
Sections 1471-1474 of the Code and the US Treasury and IRS guidance issued thereunder (collectively, the Foreign Account Tax Compliance Act or FATCA) generally require a fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an IGA) between the US and a foreign government. If a shareholder fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, a fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays and 30% of the gross proceeds of share redemptions or exchanges and certain Capital Gain Dividends it pays after December 31, 2018. If a payment by a fund is subject to FATCA withholding, a fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described below (e.g., Capital Gain Dividends). Each prospective investor is urged to consult its tax advisor regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.
Taxation of non-US shareholders. In general, dividends other than Capital Gain Dividends and exempt-interest dividends paid by a fund to a shareholder that is not a “US person” within the meaning of the Code (non-US shareholder) are subject to withholding of US federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a non-US shareholder directly, would not be subject to withholding. Distributions properly reported as Capital Gain Dividends and exempt-interest dividends generally are not subject to withholding of federal income tax.
However, a fund is not required to withhold any amounts (i) with respect to distributions from US-source interest income of types similar to those not subject to US federal income tax if earned directly by an individual non-US shareholder, to the extent such distributions are properly reported by a fund (interest-related dividends), and (ii) with respect to distributions of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly reported by the fund (short-term capital gain dividends). The exception to withholding for interest-related dividends does not apply to distributions to a non-US shareholder (A) that has not provided a satisfactory statement that the beneficial owner is not a US person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the non-US shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the non-US shareholder and the non-US shareholder is a controlled foreign corporation. The exception to withholding for short-term capital gain dividends does not apply to (A) distributions to an individual non-US shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions subject to special rules regarding the disposition of US real property interests (USRPIs) as defined below. Depending on the circumstances, a fund may make designations of interest-related and/or short-term capital gain dividends with respect to all, some or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for these exemptions from withholding. A fund does not currently intend to make designations of interest-related dividends.
A non-US shareholder is not, in general, subject to US federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a fund or on Capital Gain Dividends unless: (i) such gain or dividend is effectively connected with the conduct by the non-US shareholder of a trade or business within the United States; (ii) in the case of a non-US shareholder that is an individual, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met; or (iii) the shares constitute USRPIs or the Capital Gain Dividends are attributable to gains from the sale or exchange of USRPIs in accordance with the rules set forth below.
The 30% withholding tax does not apply to dividends paid to a non-US shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-US shareholder's conduct of a trade or business within the United States. Instead, foreign shareholders with respect to whom income from a fund is effectively connected with a trade or business conducted by the foreign shareholder within the United States will in general be subject to US federal income tax on the income derived from a fund at the graduated rates applicable to US citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of a fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to US federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the US. More generally, foreign shareholders who are residents in a country with an income tax treaty with the US may obtain different tax results than those described herein, and are urged to consult their tax advisors.
In order to qualify for any exemption from withholding tax or a reduced rate of withholding tax under an applicable income tax treaty, a non-US shareholder will need to comply with applicable certification requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute form). In the case of shares held through an intermediary, the intermediary may withhold tax even if a fund reports a dividend as an interest-related dividend or short-term capital gain dividend. Non-US shareholders should contact their intermediaries with respect to the application of these rules to their accounts.
A non-US shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.
In general, except as noted in this subsection, US federal withholding tax will not apply to any gain or income realized by a non-US shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of a fund.
Special rules apply to distributions to certain non-US shareholders from a fund if a fund is either a “US real property holding corporation” (USRPHC) or would be a USRPHC but for the operation of the exceptions to the definition thereof described below. Additionally, special rules apply to the sale of shares in a fund if a fund is a USRPHC or former USRPHC. Very generally, a USRPHC is a domestic corporation that holds US real property interests (USRPIs) the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation's USRPIs plus interests in real property located outside the United States and other assets. USRPIs are defined as any interest in US real property or any interest (other than a creditor) in a USRPHC or former USRPHC. If a fund holds (directly or indirectly) significant interests in REITs, it may be a USRPHC. The special rules discussed in the next paragraph also apply to distributions from a fund if it would be a USRPHC absent exclusions from USRPI treatment for interests in domestically controlled REITs or regulated investment companies and not-greater-than-10% interests in publicly traded classes of stock in REITs or not-greater-than-5% interests in publicly traded classes of stock in regulated investment companies.
If a fund is a USRPHC or would be a USRPHC but for the exceptions from the definition of USRPI (described above), under a “look-through” rule, distributions by a fund that are attributable directly or indirectly to: (a) gain realized on the disposition of USRPIs by a fund; and (b) distributions received by a fund from a lower-tier regulated investment company or REIT that a fund is required to treat as USRPI gain in its hands will retain their character as gains realized from USRPIs in the hands of a fund's non-US shareholders and will be subject to US federal withholding tax. In addition, such distributions could result in the foreign shareholder being required to file a US tax return and pay tax on the distributions at regular US federal income tax rates. The consequences to a non-US shareholder, including the rate of such withholding and character of such distributions (e.g., ordinary income or USRPI gain) will vary depending on the extent of the non-US shareholder’s current and past ownership of a fund.
In addition, if a fund is a USRPHC or former USRPHC, a fund may be required to withhold US tax upon a redemption of shares by a greater-than-5% shareholder that is a non-US shareholder, and that shareholder would be required to file a US income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. However, no such withholding is generally required with respect to amounts paid in redemption of shares of a fund if a fund was a domestically controlled qualified investment entity, or, in certain other limited cases, if a fund (whether or not domestically controlled) held substantial investments in regulated investment companies that were domestically controlled qualified investment entities.
Non-US shareholders are also subject to “wash sale” rules to prevent the avoidance of the tax-filing and payment obligations discussed above through the sale and repurchase of fund shares.

Shares of a fund held by a non-US shareholder at death will be considered situated within the United States and will be subject to the US estate tax.
The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders should consult their own tax advisors with respect to the particular tax consequences to them of an investment in a fund, including the applicability of foreign taxes.
Fund-of-Funds Structure. If a fund invests substantially all of its assets in shares of other mutual funds, Exchange Traded Funds or other companies that are regulated investment companies (collectively, “underlying funds”), its distributable income and gains will normally consist entirely of distributions from underlying funds and gains and losses on the disposition of shares of underlying funds. To the extent that an underlying fund realizes net losses on its investments for a given taxable year, a fund will not be able to benefit from those losses until (i) the underlying fund realizes gains that it can reduce by those losses, or (ii) the fund recognizes its shares of those losses (so as to offset distributions of net income or capital gains from other underlying funds) when it disposes of shares of the underlying fund. Moreover, even when a fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss.
In addition, in certain circumstances, the “wash sale” rules under Section 1091 of the Code may apply to a fund’s sales of underlying fund shares that have generated losses. A wash sale occurs if shares of an underlying fund are sold by a fund at a loss and the fund acquires additional shares of that same underlying fund or other substantially identical stock or securities 30 days before or after the date of the sale. The wash-sale rules could defer losses in the fund’s hands on sales of underlying fund shares (to the extent such sales are wash sales) for extended (and, in certain cases, potentially indefinite) periods of time.
As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gain that a fund will be required to distribute to shareholders will be greater than such amounts would have been had the fund invested directly in the securities held by the underlying funds, rather than investing in shares of the underlying funds. For similar reasons, the character of distributions from a fund (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the fund invested directly in the securities held by the underlying funds.
If a fund receives dividends from an underlying fund, and the underlying fund reports such dividends as “qualified dividend income,” then the fund is permitted, in turn, to report a portion of its distributions as “qualified dividend income,” provided the fund meets the holding period and other requirements with respect to shares of the underlying fund.
If a fund receives dividends from an underlying fund, and the underlying fund reports such dividends as eligible for the dividends-received deduction, then the fund is permitted, in turn, to report a portion of its distributions as eligible for the dividends-received deduction, provided the fund meets the holding period and other requirements with respect to shares of the underlying fund.
If a fund receives tax credit bond credits from an underlying fund, and the underlying fund made an election to pass through such tax credits to its shareholders, then the fund is permitted in turn to elect to pass through its proportionate share of those tax credits to its shareholders, provided that the fund meets the shareholder notice and other requirements.
If at the close of each quarter of a fund’s taxable year, at least 50% of its total assets consists of interests in other regulated investment companies, a fund will be a “qualified fund of funds.” In that case, the fund is permitted to elect to pass through to its shareholders foreign income and other similar taxes paid by the fund of funds or by an underlying fund that itself elected to pass such taxes through to shareholders, so that shareholders of the qualified fund of funds will be eligible to claim a tax credit or deduction for such taxes.
A qualified fund of funds (defined above) is permitted to distribute exempt-interest dividends and thereby pass through to its shareholders the tax-exempt character of interest on tax-exempt obligations and exempt-interest dividends it receives from underlying funds.

Variable annuity funds. Certain special tax considerations apply to the variable annuity funds (Deutsche DWS Variable Series I, Deutsche DWS Variable Series II and Deutsche DWS Investments VIT Funds). These funds intend to comply with the separate diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder on certain insurance company separate accounts. These requirements limit the percentage of total assets used to fund variable contracts that an insurance company separate account may invest in any single investment. Because Section 817(h) and those regulations treat the assets of a regulated investment company owned exclusively by insurance company separate accounts and certain other permitted investors as assets of the separate accounts investing in that regulated investment company, these regulations are imposed on the assets of the variable annuity funds in addition to the diversification requirements imposed on the funds by the 1940 Act and Subchapter M of the Code. Specifically, the regulations provide that, except as permitted by the “safe harbor” described below (and, in general, during a one year start-up period), as of the end of each calendar quarter or within thirty (30) days thereafter no more than 55% of the total assets of a separate account may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are generally considered a single investment, and each US Government agency and instrumentality is considered a separate issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account’s total assets is attributable to cash and cash items (including receivables), US Government securities and securities of other regulated investment companies. In addition, a separate account is considered adequately diversified if the account invests all its assets in a regulated investment company that is a government money market fund as defined in Rule 2a-7 under the 1940 Act and the regulated investment company is owned exclusively by insurance company separate accounts and certain other permitted investors.
Failure by a variable annuity fund to qualify as a regulated investment company or to satisfy the Section 817(h) requirements by failing to comply with the “55%-70%-80%-90%” diversification test or the safe harbor described above could cause the variable contracts to lose their favorable tax status and require a contract holder to include in ordinary income any income accrued under the contracts for the current and all prior taxable years. Under certain circumstances described in the applicable Treasury regulations, inadvertent failure to satisfy the Section 817(h) diversification requirements may be corrected, but such a correction could require a payment to the IRS with respect to the period or periods during which the investments of the account did not meet the diversification requirements. The amount of any such payment could be based on the tax contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied. Any such failure could also result in adverse tax consequences for the insurance company issuing the contracts.
The 4% excise tax described above does not apply to any regulated investment company whose sole shareholders are tax-exempt pension trusts, separate accounts of life insurance companies funding variable contracts and certain other tax-exempt entities and other regulated investment companies that qualify for this exception to the excise tax. In determining the sole shareholders of a regulated investment company for purposes of this exception to the excise tax, shares attributable to an investment in the regulated investment company (not exceeding $250,000) made in connection with the organization of the regulated investment company are not taken into account.
The IRS has indicated that too great a degree of investor control over the investment options underlying variable contracts may result in the loss of tax-deferred treatment for such contracts. The Treasury Department has issued rulings addressing the circumstances in which a variable contract owner’s control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account, and is likely to issue additional rulings in the future. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner’s gross income.
In determining whether an impermissible level of investor control is present, one factor the IRS considers when a separate account invests in one or more regulated investment companies is whether a regulated investment company's investment strategies are sufficiently broad to prevent a contract holder from being deemed to be making particular investment decisions through its investment in the separate account. Current IRS guidance indicates that typical regulated investment company investment strategies, even those with a specific sector or geographical focus, are generally considered sufficiently broad to prevent a contract holder from being deemed to be making particular investment decisions through its investment in a separate account. For example, the IRS has issued a favorable ruling concerning a separate account offering sub-accounts (each funded through a single regulated investment company) with the following investment strategies: money market, bonds, large company stock, international stock, small company stock, mortgage-backed securities, health care industry, emerging markets, telecommunications, financial services, South American stock, energy, and Asian markets. Each variable annuity fund has an investment objective and strategies that are not materially narrower than the investment strategies described in this IRS ruling.
The above discussion addresses only one of several factors that the IRS considers in determining whether a contract holder has an impermissible level of investor control over a separate account. Contract holders should consult with their insurance companies, their tax advisors, as well as the prospectus relating to their particular contract for more information concerning this investor control issue.
In the event that additional rules, regulations or other guidance are issued by the IRS or the Treasury Department concerning this issue, such guidance could affect the treatment of a variable annuity fund as described above, including retroactively. In addition, there can be no assurance that a variable annuity fund will be able to continue to operate as currently described, or that a variable annuity fund will not have to change its investment objective or investment policies in order to prevent, on a prospective basis, any such rules and regulations from causing variable contract owners to be considered the owners of the shares of the variable annuity fund.
DWS RREEF MLP & Energy Infrastructure Fund
Taxation of the fund and its Investments
Fund taxed as a corporation. The fund has not elected to qualify as a regulated investment company under Subchapter M of the Code. The regulated investment company tax rules, including limitations on investments in MLPs, therefore do not apply to the fund. As a result, the fund is treated as a regular corporation, or “C” corporation, for federal income tax purposes, and generally is subject to federal income tax on its taxable income at the rates applicable to corporations (currently at a flat rate of 21%). In addition, as a regular corporation, the fund will be subject to state and local taxes by reason of its status and its investments in equity securities of MLPs taxed as partnerships. Therefore, the fund may have state and local tax liabilities in multiple states. The extent to which the fund is required to pay federal, state or local income, franchise, alternative minimum or other taxes could result in the fund disposing of some of its portfolio securities to generate cash to pay such taxes, which may itself result in additional tax expense to the fund.
MLP equity securities. MLPs are similar to corporations in many respects, but differ in others, especially in the way they are treated for federal income tax purposes. A corporation is required to pay federal income tax on its income, and, to extent the corporation distributes its income to its shareholders in the form of dividends from earnings and profits, its shareholders are required to pay federal income tax on such dividends. For this reason, it is said that corporate income is taxed at two levels. An MLP generally is not subject to tax as a corporation. An MLP generally is treated for federal income tax purposes as a partnership, which means no federal income tax is generally paid by the MLP. A partnership’s income, gains, losses, expenses and tax credits are considered earned by all of its partners and are generally allocated among all the partners in proportion to their interests in the partnership. Each partner takes into account on its own tax return its share of the partnership’s income, gains, losses, expenses and tax credits, and is responsible for any resulting tax liability, regardless of whether the partnership distributes cash to the partners. A cash distribution from a partnership is not itself taxable to the extent it does not exceed the recipient partner’s basis in its partnership interest and is treated as capital gain to the extent any cash (or, in certain cases, marketable securities) distributed to a partner exceeds the partner’s basis (see description below as to how an MLP investor’s basis is calculated) in the partnership. Partnership income is thus said to be taxed only at one level – the partner level.
MLPs are publicly traded partnerships under the Code. The Code generally requires publicly traded partnerships to be treated as corporations for federal income tax purposes. If, however, a publicly traded partnership satisfies certain requirements, the publicly traded partnership will be treated as a partnership for federal income tax purposes. Specifically, if a publicly traded partnership receives 90% or more of its gross income from qualifying sources, such as interest, dividends, real estate rents, gain from the sale or other disposition of real property, income and gain from certain mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, gain from the sale or disposition of a capital asset held for the production of such income, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities, then the publicly traded partnership will be treated as a partnership for federal income tax purposes. Mineral or natural resources activities include exploration, development, production, mining, processing, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizers, timber or industrial source carbon dioxide. Most of the MLPs in which the fund will invest are expected to be treated as partnerships for federal income tax purposes, but this will not always be the case and some of the MLPs in which the fund invests may be treated as corporations for federal income tax purposes.
To the extent that the fund invests in the equity securities of an MLP taxed as a partnership, the fund will be a partner in such MLP. Accordingly, the fund will be required to take into account the fund’s allocable share of the income, gains, losses, deductions, expenses and tax credits recognized by each such MLP, regardless of whether the MLP distributes cash to the fund. As described above, MLP distributions to partners are not taxable unless the cash amount (or, in certain cases, the fair market value of marketable securities) distributed exceeds the recipient partner’s basis in its MLP interest. The fund anticipates that the cash distributions it will receive with respect to its investment in equity securities of MLPs will exceed the net taxable income allocated to the fund from such MLPs because of tax deductions such as depreciation, amortization and depletion that will be allocated to the fund from the MLPs. No assurance, however, can be given in this regard. The longer that the fund holds a particular MLP investment, the more likely it is that such MLP could generate net taxable income allocable to the fund equal to or in excess of the distributions the MLP makes to the fund. If or when an MLP generates net taxable income allocable to the fund, the fund will have a larger corporate income tax expense.
The fund will recognize gain or loss on the sale, exchange or other taxable disposition of its portfolio assets, including equity securities of MLPs, equal to the difference between the amount realized by the fund on the sale, exchange or other taxable disposition and the fund’s basis in such assets. Any such gain will be subject to federal income tax at the regular corporate rate, regardless of how long the fund has held such assets. The amount realized by the fund in any case generally will be the amount paid by the purchaser of the asset plus, in the case of MLP equity securities where the MLP is taxed as a partnership, the fund’s allocable share, if any, of the MLP’s debt that was allocated to the fund prior to such sale, exchange or other taxable disposition. The fund’s basis in its equity securities in an MLP taxed as a partnership generally is equal to the amount the fund paid for the equity securities, (i) increased by the fund’s allocable share of the MLP’s net taxable income and certain MLP debt, if any, and (ii) decreased by the fund’s allocable share of the MLP’s net losses and any distributions received by the fund from the MLP. Although any distribution by an MLP to the fund in excess of the fund’s allocable share of such MLP’s net taxable income may create a temporary economic benefit to the fund, such distribution will decrease the fund’s basis in its MLP interest and will therefore increase the amount of gain (or decrease the amount of loss) that will be recognized on the sale of an equity security in the MLP by the fund. A portion of any gain or loss recognized by the fund on a disposition of an MLP equity security where the MLP is taxed as a partnership (or by an MLP on a disposition of an underlying asset) may be separately computed and taxed as ordinary income or loss under the Code to the extent attributable to assets of the MLP that give rise to depreciation recapture, intangible drilling and development cost recapture, or other “unrealized receivables” or “inventory items” under the Code. Any such gain may exceed net taxable gain realized on the disposition and will be recognized even if there is a net taxable loss on the disposition. As a corporation, the fund’s capital gains will be taxed at ordinary income rates, so treatment of gains as ordinary income will not cause the gains to be taxed at a higher rate. Nevertheless, the fund’s net capital losses may only be used to offset capital gains and therefore could not be used to offset gains that are treated as ordinary income. Thus, the fund could recognize both gain that is treated as ordinary income and a capital loss on a disposition of an MLP equity security (or on an MLP’s disposition of an underlying asset) and would not be able to use the capital loss to offset that ordinary income. Any capital losses that the fund recognizes on a disposition of an equity security of an MLP or otherwise can only be used to offset capital gains that the fund recognizes. Any capital losses that the fund is unable to use may be carried back for three taxable years and forward for five taxable years to reduce the fund’s capital gains in such years. Because (i) the periods for which capital losses may be carried back and forward are limited and (ii) the disposition of an equity security of an MLP may be treated, in significant part, as ordinary income, capital losses incurred by the fund may expire without being utilized.

Foreign income tax. Investment income received by the fund from sources within foreign countries may be subject to foreign income tax withheld at the source, and the amount of tax withheld generally will be treated as an expense of the fund. The United States has entered into tax treaties with many foreign countries that entitle the fund to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a form to receive the benefit of the reduced tax rate; whether or when the fund will receive the reduced tax rate is within the control of the individual country. Information required on these forms may not be available such as shareholder information; therefore, the fund may not receive the reduced treaty rates. Other countries have conflicting and changing instructions and restrictive timing requirements which may cause the fund not to receive the reduced treaty rates. Other countries may subject capital gains realized by the fund on a sale or disposition of securities of that country to taxation. It is impossible to determine the effective rate of foreign tax in advance since the amount of the fund’s assets to be invested in various countries is not known.
State and local income tax. As described above, the fund is taxed as a regular corporation, or “C” corporation. Because of its tax status, the fund generally is subject to state and local corporate income, franchise and other taxes. By reason of its investments in equity securities of MLPs, the fund may have state and local tax liabilities in multiple states and in multiple local jurisdictions.
Taxation of US Shareholders
Distributions. Distributions made to you by the fund will generally constitute taxable dividends to the extent of your allocable share of the fund’s current and accumulated earnings and profits, as calculated for federal income tax purposes. Generally, a corporation’s earnings and profits are computed based upon taxable income, with certain specified adjustments.
As explained above, based upon the historic performance of the types of MLPs in which the fund intends to invest, the fund anticipates that the distributed cash from the MLPs generally will exceed the fund’s share of the MLPs’ taxable income. Consequently, the fund anticipates that only a portion of the fund’s distributions will be treated as dividend income to you. To the extent that distributions to you exceed your allocable share of the fund’s current and accumulated earnings and profits, the distribution will be a non-taxable return of capital to the extent of your basis in the fund’s shares and that basis will be reduced, which will increase the amount of gain (or decrease the amount of loss) realized upon a subsequent sale or redemption of the shares. To the extent you hold such shares as a capital asset and have no further basis in the shares to offset the distribution, you will report the amount of the distribution in excess of your basis as capital gain.
Because the fund will invest a substantial portion of its assets in MLPs, special rules will apply to the calculation of the fund’s earnings and profits. For example, it is expected that the fund’s earnings and profits will be calculated using the straight-line depreciation method rather than the accelerated depreciation method. This difference in treatment may, for example, result in the fund’s earnings and profits being higher than the fund’s taxable income in a particular year if the MLPs in which the fund invests calculate their income using accelerated depreciation. Because of these differences, the fund may make distributions in a particular year out of earnings and profits (treated as dividends) in excess of the amount of the fund’s taxable income for such year.
Distributions to you from the fund treated as dividends under the foregoing rules generally will be taxable as ordinary income to you but may qualify as “qualified dividend income.” Under federal income tax law, qualified dividend income received by individuals and other noncorporate shareholders is taxed at the rates applicable to long-term capital gains, provided certain holding period and other requirements are satisfied. See “All Funds (other than DWS RREEF MLP & Energy Infrastructure Fund) –Taxation of US Shareholders – Dividends and distributions – Qualified dividend income” above.
In addition to constituting qualified dividend income to noncorporate investors, such dividends are expected to be eligible for the dividends-received deduction available to corporate shareholders of the fund under section 243 of the Code. The availability of the dividends-received deduction is subject to certain holding period and other requirements imposed under the Code on the corporation claiming the deduction. See “All Funds (other than DWS RREEF MLP & Energy Infrastructure Fund) –Taxation of US Shareholders –Dividends and distributions –Dividends-received deduction” above.

You should be careful to consider the tax implications of buying shares just prior to a distribution. At the time of your purchase of fund shares, the fund’s net asset value may reflect undistributed income or net unrealized appreciation of portfolio securities held by the fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, could be taxable unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.
If you reinvest fund distributions, upon the fund’s payment of a distribution to you, you will be treated for federal income tax purposes as receiving a cash distribution from the fund in an amount equal to the fair market value of the shares issued to you and reinvesting such amount in fund shares. The portion of such a distribution that is taxable as dividend income will be determined under the rules described above.
Section 1411 of the Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals whose income exceeds certain threshold amounts, and of certain trusts and estates under similar rules. For these purposes, “net investment income” generally includes, among other things, dividends and net gain from the sale, redemption or exchange of fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the fund.
Transactions in fund shares. A redemption of shares generally will be treated as a taxable sale or exchange of such shares, provided: (i) the redemption is not essentially equivalent to a dividend; (ii) the redemption is a substantially disproportionate redemption; (iii) the redemption is a complete redemption of a shareholder’s entire interest in the fund; or (iv) the redeeming shareholder is not a corporation and the redemption is in partial liquidation of the fund. The full amount of the proceeds received in a redemption which does not qualify for sale or exchange treatment will be treated as described in “Distributions” above.
A shareholder will realize a taxable gain or loss on the sale or exchange of shares of the fund in an amount equal to the difference between the amount realized on the sale or exchange and the shareholder’s basis in the shares. A shareholder’s basis in his or her shares may be less than the price paid for the shares as a result of distributions by the fund in excess of the fund’s earnings and profits (i.e., returns of capital). Any gain or loss realized on a sale or exchange of fund shares will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Long-term capital gains of noncorporate shareholders of the fund (including individuals) are currently subject to US federal income taxation at a maximum rate of 20%.The deductibility of capital losses for both corporate and non-corporate shareholders of the fund is subject to limitations under the Code.
Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. The exchange of shares of the fund for shares of another fund is taxable for federal income tax purposes and the exchange will be reported as a taxable sale. Shareholders should consult their tax advisors regarding the state and local tax consequences of an exchange of shares.
The sale or other disposition of shares of the fund by a retirement plan qualifying for tax-exempt treatment under the Code generally will not be subject to US federal income tax. However, withdrawals from such retirement plans may be subject to US federal income tax. Because the federal income tax treatment of a sale or exchange of fund shares depends on your basis and your personal tax position, you should keep your regular account statements to use in determining your federal income tax liability.
Cost basis reporting. The fund or, for a shareholder that purchased fund shares through a financial intermediary, the financial intermediary, is generally required to report to the IRS, and furnish to such shareholder “cost basis” and “holding period” information for fund shares. These requirements do not apply to investments through a tax-advantaged arrangement. The fund or the financial intermediary, as appropriate, will report the following information to the IRS and to the shareholder on Form 1099-B: (i) the adjusted basis of such shares; (ii) the gross proceeds received on the redemption; and (iii) whether any gain or loss with respect to the redeemed shares is long-term or short-term.

With respect to fund shares in accounts held directly with the fund, the fund will calculate and report cost basis using the fund’s default method of first-in, first-out, unless the shareholder instructs the fund to use a different calculation method. Please visit the DWS Web site at dws.com (the Web site does not form a part of this Statement of Additional Information) for more information.
Shareholders who hold fund shares through a financial intermediary should contact the financial intermediary regarding the cost basis reporting default method used by the financial intermediary and the reporting elections available. Shareholders should contact a tax advisor regarding the application of the cost basis reporting rules to their particular situation, including whether to elect a cost basis calculation method or use the fund’s default method.
Tax-exempt investors and regulated investment companies. Employee benefit plans and most other organizations exempt from federal income tax, including individual retirement accounts and other retirement plans, are subject to federal income tax on their unrelated business taxable income, or UBTI. Because the fund is a corporation for federal income tax purposes, an owner of the fund’s shares will not report on its federal income tax return any items of income, gain, loss and deduction that are allocated to the fund from the MLPs in which the fund invests. Moreover, dividend income from, and gain from the sale of, corporate stock generally does not constitute UBTI unless the corporate stock is debt-financed. Therefore, a tax-exempt investor should not have UBTI attributable to its ownership, sale, or redemption of the fund’s shares unless its ownership is debt-financed. In general, shares are considered to be debt-financed if the tax-exempt owner of the shares incurred debt to acquire the shares or otherwise incurred a debt that would not have been incurred if the shares had not been acquired. Similarly, the income and gain realized from an investment in the fund’s shares by an investor that is a regulated investment company should constitute qualifying income for the regulated investment company.
Backup withholding and other tax considerations. The fund generally is required to withhold US federal income tax on distributions and redemption proceeds payable to shareholders who fail to provide the fund with their correct taxpayer identification number or to make required certifications, who have underreported dividend or interest income, or who have been notified (or when the fund is notified) by the IRS that they are subject to backup withholding. The backup withholding tax rate is currently 24%. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s US federal income tax liability.
Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisors to determine the suitability of shares of the fund as an investment through such plans and the precise effect of an investment on their particular tax situation. The fund’s shareholders may be subject to state and local taxes on distributions received from the fund and on redemptions of the fund’s shares. Rules of state and local taxation often differ from the rules for federal income taxation described above. You are urged to consult your tax advisor as to the consequences of these and other state and local tax rules affecting an investment in the fund.
If a shareholder recognizes a loss with respect to the fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder may have to file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Taxation of Non-US Shareholders
Distributions paid by the fund to a shareholder that is not a “US person” within the meaning of the Code (non-US shareholder) generally will be subject to withholding of US federal income tax at a rate of 30% unless the tax is reduced or eliminated under a tax treaty or the distributions are effectively connected with a US trade or business of the shareholder. Any capital gain realized by a non-US shareholder upon a sale, redemption or exchange of shares of the fund will generally not be subject to US federal income or withholding tax unless: (i) the gain is effectively connected with the shareholder’s trade or business in the US, or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the US for 183 days or more during the taxable year and certain other conditions are met or; (ii) the fund is or has been a US real property holding corporation, as defined below, at any time within the five-year period preceding the date of disposition of the fund’s shares or, if shorter, within the period during which the non-US shareholder has held the fund shares. Generally, a corporation is a US real property holding corporation if the fair market value of its US real property interests, as defined in the Code and applicable regulations, equals or exceeds 50% of the aggregate fair market value of its worldwide real property interests and its other assets used or held for use in a trade or business. The fund may be, or may prior to a non-US shareholder’s disposition of shares, become a US real property holding corporation.
Non-US shareholders with respect to whom income from the fund is effectively connected with a trade or business conducted by the foreign shareholder within the United States will in general be subject to US federal income tax on dividends and any gains realized upon the sale, redemption or exchange of shares of the fund at the graduated rates applicable to US citizens, residents or domestic corporations, and in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to US federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the US. More generally, foreign shareholders who are residents in a country with an income tax treaty with the US may obtain different tax results than those described herein, and are urged to consult their tax advisors.
In order to qualify for any exemption from withholding tax or a reduced rate of withholding tax under an applicable income tax treaty, a non-US shareholder will need to comply with applicable certification requirements relating to its non-US status (including, in general, furnishing the appropriate IRS Form W-8 or substitute form). A non-US shareholder who fails to provide an IRS Form W-8 or other applicable form may also be subject to backup withholding at the appropriate rate.
Sections 1471-1474 of the Code and the US Treasury and IRS guidance issued thereunder (collectively, the Foreign Account Tax Compliance Act or FATCA) generally require the fund to obtain information sufficient to identify the status of each of its shareholders under FATCA. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, the fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on distributions and the proceeds of the sale, redemption or exchange of fund shares. Each prospective investor is urged to consult its tax advisor regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.
Each non-US shareholder should consult his, her or its tax advisor regarding the US and non-US tax consequences of ownership of the fund’s shares and receipt of distributions from the fund.
All funds
The preceding is only a summary of certain material US federal income tax consequences affecting a fund and its shareholders. Current and prospective shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a fund, including federal, state, local and foreign tax consequences.

Part II: Appendix II-I—Proxy Voting Policy and Guidelines
1.	Scope
DWS has adopted and implemented the following Policies and Guidelines, which it believes are reasonably designed to ensure that proxies are voted in the best economic interest of clients and in accordance with its fiduciary duties and local regulation. This Proxy Voting Policy and Guidelines – DWS (“Policy and Guidelines”) shall apply to all accounts managed by US domiciled advisers and to all US client accounts managed by non-US regional offices. Non-US regional offices are required to maintain procedures and to vote proxies as may be required by law on behalf of their non-US clients. In addition, DWS’s proxy policies reflect the fiduciary standards and responsibilities for ERISA accounts.
The attached guidelines represent a set of global recommendations that were determined by the Global Proxy Voting Sub-Committee (the “GPVSC”). These guidelines were developed to provide DWS with a comprehensive list of recommendations that represent how DWS will generally vote proxies for its clients. The recommendations derived from the application of these guidelines are not intended to influence the various DWS legal entities either directly or indirectly by parent or affiliated companies. In addition, the organizational structures and documents of the various DWS legal entities allows, where necessary or appropriate, the execution by individual AM subsidiaries of the proxy voting rights independently of any DB parent or affiliated company. This applies in particular to non-US fund management companies. The individuals that make proxy voting decisions are also free to act independently, subject to the normal and customary supervision by the Management/Boards of these DWS legal entities.
2.	DWS’S Proxy Voting Responsibilities
Proxy votes are the property of DWS’s advisory clients.1 As such, DWS’s authority and responsibility to vote such proxies depend upon its contractual relationships with its clients or other delegated authority. DWS has delegated responsibility for effecting its advisory clients’ proxy votes to Institutional Shareholder Services (“ISS”), an independent third-party proxy voting specialist. ISS votes DWS’s advisory clients’ proxies in accordance with DWS’s proxy guidelines or DWS’s specific instructions. Where a client has given specific instructions as to how a proxy should be voted, DWS will notify ISS to carry out those instructions. Where no specific instruction exists, DWS will follow the procedures in voting the proxies set forth in this document. Certain Taft-Hartley clients may direct DWS to have ISS vote their proxies in accordance with Taft Hartley Voting Guidelines.
Clients may in certain instances contract with their custodial agent and notify DWS that they wish to engage in securities lending transactions. In such cases, it is the responsibility of the custodian to deduct the number of shares that are on loan so that they do not get voted twice. To the extent a security is out on loan and DWS determines that a proxy vote (or other shareholder action) is materially important to the client’s account, DWS may request, on a best efforts basis, that the agent recall the security prior to the record date to allow DWS to vote the securities.
3.	Policies
3.1.	Proxy Voting Activities are Conducted in the Best Economic Interest of Clients
DWS has adopted the following Policies and Guidelines to ensure that proxies are voted in accordance with the best economic interest of its clients, as determined by DWS in good faith after appropriate review.
3.2.	The Global Proxy Voting Sub-Committee
The Global Proxy Voting Sub-Committee is an internal working group established by the applicable DWS’s Investment Risk Oversight Committee pursuant to a written charter. The GPVSC is responsible for overseeing DWS’s proxy voting activities, including:
•	Adopting, monitoring and updating guidelines, attached as Attachment A (the “Guidelines”), that provide how DWS will generally vote proxies pertaining to a comprehensive list of common proxy voting matters;

•	Voting proxies where (i) the issues are not covered by specific client instruction or the Guidelines; (ii) the Guidelines specify that the issues are to be determined on a case-by-case basis; or (iii) where an exception to the Guidelines may be in the best economic interest of DWS’s clients; and
•	Monitoring Proxy Vendor Oversight’s proxy voting activities (see below).
DWS’s Proxy Vendor Oversight, a function of DWS’s Operations Group, is responsible for coordinating with ISS to administer DWS’s proxy voting process and for voting proxies in accordance with any specific client instructions or, if there are none, the Guidelines, and overseeing ISS’ proxy responsibilities in this regard.

[1]	For purposes of this document, “clients” refers to persons or entities: (i) for which DWS serves as investment adviser or sub-adviser; (ii) for which DWS votes proxies; and (iii) that have an economic or beneficial ownership interest in the portfolio securities of issuers soliciting such proxies.
3.3	Availability of Proxy Voting Policy and Guidelines and Proxy Voting Record
Copies of this Policy, as it may be updated from time to time, is made available to clients as required by law and otherwise at DWS’s discretion. Clients may also obtain information on how their proxies were voted by DWS as required by law and otherwise at DWS’s discretion. Note, however, that DWS must not selectively disclose its investment company clients’ proxy voting records. Proxy Vendor Oversight will make proxy voting reports available to advisory clients upon request. The investment companies’ proxy voting records will be disclosed to shareholders by means of publicly-available annual filings of each company’s proxy voting record for the 12-month periods ending June 30 (see Section 6 below), if so required by relevant law.
4.	Procedures
The key aspects of DWS’s proxy voting process are delineated below.
4.1.	The GPVSC’s Proxy Voting Guidelines
The Guidelines set forth the GPVSC’s standard voting positions on a comprehensive list of common proxy voting matters. The GPVSC has developed, and continues to update the Guidelines based on consideration of current corporate governance principles, industry standards, client feedback, and the impact of the matter on issuers and the value of the investments.
The GPVSC will review the Guidelines as necessary to support the best economic interests of DWS’s clients and, in any event, at least annually. The GPVSC will make changes to the Guidelines, whether as a result of the annual review or otherwise, taking solely into account the best economic interests of clients. Before changing the Guidelines, the GPVSC will thoroughly review and evaluate the proposed change and the reasons therefore, and the GPVSC Chair will ask GPVSC members whether anyone outside of the DWS organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as an DWS advisory client has requested or attempted to influence the proposed change and whether any member has a conflict of interest with respect to the proposed change. If any such matter is reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee (see Section 5.4) and will defer the approval, if possible. Lastly, the GPVSC will fully document its rationale for approving any change to the Guidelines.
The Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which DWS or an affiliate serves as investment adviser or sponsor. Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. Further, the manner in which DWS votes investment company proxies may differ from proposals for which an DWS-advised or sponsored investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are generally voted in accordance with the pre-determined guidelines of ISS.

Funds (“Underlying Funds”) in which Topiary Fund Management Fund of Funds (each, a “Fund”) invest, may from time to time seek to revise their investment terms (i.e. liquidity, fees, etc.) or investment structure. In such event, the Underlying Funds may require approval/consent from its investors to effect the relevant changes. Topiary Fund Management has adopted Proxy Voting Procedures which outline the process for these approvals.
4.2.	Specific Proxy Voting Decisions Made by the GPVSC
Proxy Vendor Oversight will refer to the GPVSC all proxy proposals (i) that are not covered by specific client instructions or the Guidelines; or (ii) that, according to the Guidelines, should be evaluated and voted on a case-by-case basis.
Additionally, if Proxy Vendor Oversight, the GPVSC Chair or any member of the GPVSC, a Portfolio Manager, a Research Analyst or a sub-adviser believes that voting a particular proxy in accordance with the Guidelines may not be in the best economic interests of clients, that individual may bring the matter to the attention of the GPVSC Chair and/or Proxy Vendor Oversight.2
If Proxy Vendor Oversight refers a proxy proposal to the GPVSC or the GPVSC determines that voting a particular proxy in accordance with the Guidelines is not in the best economic interests of clients, the GPVSC will evaluate and vote the proxy, subject to the procedures below regarding conflicts.

[2]	Proxy Vendor Oversight generally monitors upcoming proxy solicitations for heightened attention from the press or the industry and for novel or unusual proposals or circumstances, which may prompt Proxy Vendor Oversight to bring the solicitation to the attention of the GPVSC Chair. DWS Portfolio Managers, DWS Research Analysts and sub-advisers also may bring a particular proxy vote to the attention of the GPVSC Chair, as a result of their ongoing monitoring of portfolio securities held by advisory clients and/or their review of the periodic proxy voting record reports that the GPVSC Chair distributes to DWS portfolio managers and DWS research analysts.
The GPVSC endeavors to hold meetings to decide how to vote particular proxies sufficiently before the voting deadline so that the procedures below regarding conflicts can be completed before the GPVSC’s voting determination.
4.3.	The GPVSC’s Proxy Voting Guidelines
In some cases, the GPVSC may determine that it is in the best economic interests of its clients not to vote certain proxies, or that it may not be feasible to vote certain proxies. If the conditions below are met with regard to a proxy proposal, DWS will abstain from voting:
•	Neither the Guidelines nor specific client instructions cover an issue;
•	ISS does not make a recommendation on the issue; and
•	The GPVSC cannot convene on the proxy proposal at issue to make a determination as to what would be in the client’s best interest. (This could happen, for example, if the Conflicts of Interest Management Sub-Committee found that there was a material conflict or if despite all best efforts being made, the GPVSC quorum requirement could not be met).
In addition, it is DWS’s policy not to vote proxies of issuers subject to laws of those jurisdictions that impose restrictions upon selling shares after proxies are voted, in order to preserve liquidity. In other cases, it may not be possible to vote certain proxies, despite good faith efforts to do so. For example, some jurisdictions do not provide adequate notice to shareholders so that proxies may be voted on a timely basis. Voting rights on securities that have been loaned to third-parties transfer to those third-parties, with loan termination often being the only way to attempt to vote proxies on the loaned securities. Lastly, the GPVSC may determine that the costs to the client(s) associated with voting a particular proxy or group of proxies outweighs the economic benefits expected from voting the proxy or group of proxies.

Proxy Vendor Oversight will coordinate with the GPVSC Chair regarding any specific proxies and any categories of proxies that will not or cannot be voted. The reasons for not voting any proxy shall be documented.
4.4.	Conflict of Interest Procedures
4.4.1.	Procedures to Address Conflicts of Interest and Improper Influence
Overriding Principle. In the limited circumstances where the GPVSC votes proxies,3 the GPVSC will vote those proxies in accordance with what it, in good faith, determines to be the best economic interests of DWS’s clients.4
Independence of the GPVSC. As a matter of Compliance policy, the GPVSC and Proxy Vendor Oversight are structured to be independent from other parts of Deutsche Bank. Members of the GPVSC and the employee responsible for Proxy Vendor Oversight are employees of DWS. As such, they may not be subject to the supervision or control of any employees of Deutsche Bank Corporate and Investment Banking division (“CIB”). Their compensation cannot be based upon their contribution to any business activity outside of DWS without prior approval of Legal and Compliance. They can have no contact with employees of Deutsche Bank outside of the Private Client and Asset Management division (“PCAM”) regarding specific clients, business matters or initiatives without the prior approval of Legal and Compliance. They furthermore may not discuss proxy votes with any person outside of DWS (and within DWS only on a need to know basis).
Conflict Review Procedures. The “Conflicts of Interest Management Sub-Committee” within DWS monitors for potential material conflicts of interest in connection with proxy proposals that are to be evaluated by the GPVSC. Promptly upon a determination that a proxy vote shall be presented to the GPVSC, the GPVSC Chair shall notify the Conflicts of Interest Management Sub-Committee. The Conflicts of Interest Management Sub-Committee shall promptly collect and review any information deemed reasonably appropriate to evaluate, in its reasonable judgment, if DWS or any person participating in the proxy voting process has, or has the appearance of, a material conflict of interest. For the purposes of this policy, a conflict of interest shall be considered “material” to the extent that a reasonable person could expect the conflict to influence, or appear to influence, the GPVSC’s decision on the particular vote at issue. GPVSC should provide the Conflicts of Interest Management Sub-Committee a reasonable amount of time (no less than 24 hours) to perform all necessary and appropriate reviews. To the extent that a conflicts review cannot be sufficiently completed by the Conflicts of Interest Management Sub-Committee the proxies will be voted in accordance with the standard Guidelines.
The information considered by the Conflicts of Interest Management Sub-Committee may include without limitation information regarding (i) DWS client relationships; (ii) any relevant personal conflict known by the Conflicts of Interest Management Sub-Committee or brought to the attention of that sub-committee; and (iii) any communications with members of the GPVSC (or anyone participating or providing information to the GPVSC) and any person outside of the DWS organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as an DWS advisory client regarding the vote at issue. In the context of any determination, the Conflicts of Interest Management Sub-Committee may consult with and shall be entitled to rely upon all applicable outside experts, including legal counsel.
Upon completion of the investigation, the Conflicts of Interest Management Sub-Committee will document its findings and conclusions. If the Conflicts of Interest Management Sub-Committee determines that (i) DWS has a material conflict of interest that would prevent it from deciding how to vote the proxies concerned without further client consent; or (ii) certain individuals should be recused from participating in the proxy vote at issue, the Conflicts of Interest Management Sub-Committee will so inform the GPVSC Chair.
If notified that DWS has a material conflict of interest as described above, the GPVSC chair will obtain instructions as to how the proxies should be voted either from (i) if time permits, the affected clients, or (ii) in accordance with the standard Guidelines. If notified that certain individuals should be recused from the proxy vote at issue, the GPVSC Chair shall do so in accordance with the procedures set forth below.

[3]	As mentioned above, the GPVSC votes proxies where: (i) neither a specific client instruction nor a Guideline directs how the proxy should be voted, (ii) the Guidelines specify that an issue is to be determined on a case-by-case basis or (iii) voting in accordance with the Guidelines may not be in the best economic interests of clients.
[4]	Proxy Vendor Oversight, who serves as the non-voting secretary of the GPVSC, may receive routine calls from proxy solicitors and other parties interested in a particular proxy vote. Any contact that attempts to exert improper pressure or influence shall be reported to the Conflicts of Interest Management Sub-Committee.
Note: Any DWS employee who becomes aware of a potential, material conflict of interest in respect of any proxy vote to be made on behalf of clients shall notify Compliance. Compliance shall call a meeting of the Conflict Review Committee to evaluate such conflict and determine a recommended course of action.
Procedures to be followed by the GPVSC. At the beginning of any discussion regarding how to vote any proxy, the GPVSC Chair (or his or her delegate) will inquire as to whether any GPVSC member (whether voting or ex officio) or any person participating in the proxy voting process has a personal conflict of interest or has actual knowledge of an actual or apparent conflict that has not been reported to the Conflicts of Interest Management Sub-Committee.
The GPVSC Chair also will inquire of these same parties whether they have actual knowledge regarding whether any Director, officer, or employee outside of the DWS organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as an DWS advisory client, has: (i) requested that DWS, Proxy Vendor Oversight (or any member thereof) or a GPVSC member vote a particular proxy in a certain manner; (ii) attempted to influence DWS, Proxy Vendor Oversight (or any member thereof), a GPVSC member or any other person in connection with proxy voting activities; or (iii) otherwise communicated with a GPVSC member, or any other person participating or providing information to the GPVSC regarding the particular proxy vote at issue, and which incident has not yet been reported to the Conflicts of Interest Management Sub-Committee.
If any such incidents are reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee and, if possible, will delay the vote until the Conflicts of Interest Management Sub-Committee can complete the conflicts report. If a delay is not possible, the Conflicts of Interest Management Sub-Committee will instruct the GPVSC (i) whether anyone should be recused from the proxy voting process or (ii) whether DWS should vote the proxy in accordance with the standard guidelines, seek instructions as to how to vote the proxy at issue from ISS or, if time permits, the effected clients. These inquiries and discussions will be properly reflected in the GPVSC’s minutes.
Duty to Report. Any DWS employee, including any GPVSC member (whether voting or ex officio), that is aware of any actual or apparent conflict of interest relevant to, or any attempt by any person outside of the DWS organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as an DWS advisory client to influence, how DWS votes its proxies has a duty to disclose the existence of the situation to the GPVSC Chair (or his or her designee) and the details of the matter to the Conflicts of Interest Management Sub-Committee. In the case of any person participating in the deliberations on a specific vote, such disclosure should be made before engaging in any activities or participating in any discussion pertaining to that vote.
Recusal of Members. The GPVSC will recuse from participating in a specific proxy vote any GPVSC members (whether voting or ex officio) and/or any other person who (i) are personally involved in a material conflict of interest; or (ii) who, as determined by the Conflicts of Interest Management Sub-Committee, have actual knowledge of a circumstance or fact that could affect their independent judgment, in respect of such vote. The GPVSC will also exclude from consideration the views of any person (whether requested or volunteered) if the GPVSC or any member thereof knows, or if the Conflicts of Interest Management Sub-Committee has determined, that such other person has a material conflict of interest with respect to the particular proxy or has attempted to influence the vote in any manner prohibited by these policies.

If, after excluding all relevant GPVSC voting members pursuant to the paragraph above, there are three or more GPVSC voting members remaining, those remaining GPVSC members will determine how to vote the proxy in accordance with these Policy and Guidelines. If there are fewer than three GPVSC voting members remaining, the GPVSC Chair will vote the proxy in accordance with the standard Guidelines or will obtain instructions as to how to have the proxy voted from, if time permits, the effected clients and otherwise from ISS.
4.4.2.	Investment Companies and Affiliated Public Companies
Investment Companies. As reflected in the Guidelines, all proxies solicited by open-end and closed-end investment companies are voted in accordance with the pre-determined guidelines of ISS, unless the investment company client directs DWS to vote differently on a specific proxy or specific categories of proxies. However, regarding investment companies for which DWS or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders (i.e., “mirror” or “echo” voting). Master Fund proxies solicited from feeder Funds are voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940 (“Investment Company Act”).
Subject to participation agreements with certain Exchange Traded Funds (“ETFs”) issuers that have received exemptive orders from the US Securities and Exchange Commission (“SEC”) allowing investing DWS funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act, DWS will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.
Affiliated Public Companies. For proxies solicited by non-investment company issuers of or within the Deutsche Bank organization, (e.g., Deutsche Bank itself), these proxies will be voted in the same proportion as the vote of other shareholders (i.e., “mirror” or “echo” voting).
Note: With respect to the DWS Central Cash Management Government Fund (registered under the Investment Company Act), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines and may determine, with respect to the DWS Central Cash Management Government Fund, to vote contrary to the positions in the Guidelines, consistent with the Fund’s best interest.
4.4.3.	Other Procedures that Limit Conflicts of Interest
DWS and other entities in the Deutsche Bank organization have adopted a number of policies, procedures and internal controls that are designed to avoid various conflicts of interest, including those that may arise in connection with proxy voting, including but not limited to:
•	Code of Business Conduct and Ethics – DB Group;
•	Conflicts of Interest Policy – DB Group;
•	Information Sharing Procedures – AM, GTB & CB&S;
•	Code of Ethics – AM US;
•	Code of Ethics – DWS ex US;
•	Code of Professional Conduct – US.
The GPVSC expects that these policies, procedures and internal controls will greatly reduce the chance that the GPVSC (or, its members) would be involved in, aware of, or influenced by an actual or apparent conflict of interest.

All impacted business units are required to adopt, implement, and maintain procedures to ensure compliance with this section. At a minimum, such procedures must: (i) assign roles and responsibilities for carrying out the procedures, including responsibility for periodically updating the procedures; (ii) identify clear escalation paths for identified breaches of the procedures; and (iii) contain a legend or table mapping the procedures to this Section (e.g., cross-referencing Section or page numbers).
5.	RECORDKEEPING
At a minimum, the following records must be properly maintained and readily accessible in order to evidence compliance with this Policy.
•	DWS will maintain a record of each proxy vote cast by DWS that includes among other things, company name, meeting date, proposals presented, vote cast and shares voted.
•	Proxy Vendor Oversight maintains records for each of the proxy ballots it votes. Specifically, the records include, but are not limited to:
•	The proxy statement (and any additional solicitation materials) and relevant portions of annual statements.
•	Any additional information considered in the voting process that may be obtained from an issuing company, its agents, or proxy research firms.
•	Analyst worksheets created for stock option plan and share increase analyses; and
•	Proxy Edge print-screen of actual vote election.
•	DWS will (i) retain this Policy and the Guidelines; (ii) will maintain records of client requests for proxy voting information; and (iii) will retain any documents Proxy Vendor Oversight or the GPVSC prepared that were material to making a voting decision or that memorialized the basis for a proxy voting decision.
•	The GPVSC also will create and maintain appropriate records documenting its compliance with this Policy, including records of its deliberations and decisions regarding conflicts of interest and their resolution.
•	With respect to DWS’s investment company clients, ISS will create and maintain records of each company’s proxy voting record for the 12-month periods ending June 30. DWS will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which the company was entitled to vote:
•	The name of the issuer of the portfolio security;
•	The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);
•	The Council on Uniform Securities Identification Procedures (“CUSIP”) number for the portfolio security (if the number is available through reasonably practicable means);
•	The shareholder meeting date;
•	A brief identification of the matter voted on;
•	Whether the matter was proposed by the issuer or by a security holder;
•	Whether the company cast its vote on the matter;

•	How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of Directors); and
•	Whether the company cast its vote for or against Management.
Note: This list is intended to provide guidance only in terms of the records that must be maintained in accordance with this policy. In addition, please note that records must be maintained in accordance with the Enterprise Archive Policy – Deutsche Bank Group, Records Management Principles – DB Group, and applicable policies and procedures thereunder.
With respect to electronically stored records, “properly maintained” is defined as complete, authentic (unalterable), usable and backed-up. At a minimum, records should be retained for a period of not less than six years (or longer, if necessary to comply with applicable regulatory requirements), the first three years in an appropriate DWS office.
6.	The GPVSC’S OVERSIGHT ROLE
In addition to adopting the Guidelines and making proxy voting decisions on matters referred to it as set forth above, the GPVSC monitors the proxy voting process by reviewing summary proxy information presented by ISS. The GPVSC uses this review process to determine, among other things, whether any changes should be made to the Guidelines. This review will take place at least quarterly and is documented in the GPVSC’s minutes.
7.	GLOSSARY

Term	Definition
CIB	Corporate and Investment Banking
CUSIP	Council on Uniform Securities Identification Procedures
ETF	Exchange Traded Funds
GPVSC	Global Proxy voting Sub-Committee
Investment Company Act	Investment Company Act of 1940
ISS	Institutional Shareholder Services
PCAM	Private Client and Asset Management
SEC	Securities and Exchange Commission

8.	LIST OF ANNEXES AND ATTACHMENTS
Attachment A – DWS US PROXY VOTING GUIDELINES
DWS
Proxy Voting Guidelines
Effective JANUARY 1, 2019
[GRAPHIC OMITTED]

I.		Board of Directors and Executives
	A.	Election of Directors
	B.	Classified Boards of Directors
	C.	Board and Committee Independence
	D.	Liability and Indemnification of Directors
	E.	Qualification of Directors
	F.	Removal of Directors and Filling of Vacancies
	G.	Proposals to Fix the Size of the Board
	H.	Proposals to Restrict Chief Executive Officer’s Service on Multiple Boards
	I.	Proposals to Establish Audit Committees
II.		Capital Structure
	A.	Authorization of Additional Shares
	B.	Authorization of “Blank Check” Preferred Stock
	C.	Stock Splits/Reverse Stock Splits
	D.	Dual Class/Supervoting Stock
	E.	Large Block Issuance
	F.	Recapitalization into a Single Class of Stock
	G.	Share Repurchases
	H.	Reductions in Par Value
III.		Corporate Governance Issues
	A.	Confidential Voting
	B.	Cumulative Voting
	C.	Supermajority Voting Requirements
	D.	Shareholder Right to Vote
	E.	Amendments of the Articles
	F.	Related Party Transactions
IV.		Compensation
	A.	Executive and Director Stock Option Plans
	B.	Employee Stock Option/Purchase Plans
	C.	Golden Parachutes
	D.	Proposals to Limit Benefits or Executive Compensation
	E.	Shareholder Proposals Concerning “Pay for Superior Performance”
	F.	Executive Compensation Advisory
	G.	Advisory Votes on Executive Compensation
	H.	Frequency of Advisory Vote on Executive Compensation
V.		Anti-Takeover Related Issues
	A.	Shareholder Rights Plans (“Poison Pills”)
	B.	Reincorporation
	C.	Fair-Price Proposals
	D.	Exemption From State Takeover Laws
	E.	Non-Financial Effects of Takeover Bids
VI.		Mergers & Acquisitions
VII.		Environmental, Social and Governance Issues

	A.	Principles for Responsible Investment
	B.	ESG Issues
VIII.		Miscellaneous Items
	A.	Ratification of Auditors
	B.	Limitation of Non-Audit Services Provided by Independent Auditor
	C.	Audit Firm Rotation
	D.	Transaction of Other Business
	E.	Motions to Adjourn the Meeting
	F.	Bundled Proposals
	G.	Change of Company Name
	H.	Proposals Related to the Annual Meeting
	I.	Reimbursement of Expenses Incurred from Candidate Nomination
	J.	Investment Company Proxies
IX.		International Proxy Voting Guidelines With Application For Holdings Incorporated Outside the United States and Canada
	A.	Election of Directors
	B.	Renumeration (Variable Pay)
	C.	Long-Term Incentive Plans
	D.	Proposals to Restrict Supervisory Board Members Service on Multiple Boards
	E.	Establishment of a Remuneration Committee
	F.	Management Board Election and Motion
	G.	Large Block Issuance
	H.	Share Repurchases
	I.	Use of Net Profits
	J.	Amendments of the Articles
	K.	Related Party Transactions
	L.	Auditor
X.		Proxy Voting Guidelines With Application For Holdings Incorporated in Japan

These Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which DWS or an affiliate serves as investment adviser or sponsor.
Note: Because of the unique structure and regulatory scheme applicable to closed-end and open-end investment companies (except Real Estate Investment Trusts), the voting guidelines (particularly those related to governance issues) generally will be inapplicable to holdings of closed-end and open-end investment companies, especially for directors of fund-complexes.
I.	Board of Directors and Executives
A.	Election of Directors
Routine: DWS Policy is to vote “For” the uncontested election of Directors. Votes for a Director in an uncontested election will be withheld in cases where a Director has shown an inability to perform his/her duties in the best interests of the shareholders, taking into account also the following additional factors:
•	Accountability to shareholders and transparency of governance practices
•	Responsiveness to investor input and shareholder vote
•	Composition of the board with Directors adding value through skills, expertise, and time commitment
•	Independence from management
Where it deems necessary, DWS will also take into account the following additional factors:
•	A combined CEO/Chairman role without a lead Independent Director in place would trigger a vote “Against” the CEO/Chairman.
It is essential that the board have a lead independent director, who should have approval over information flow to the board, meeting agendas and meeting schedules to ensure a structure that provides an appropriate balance between the powers of the CEO and those of the independent directors.
•	Attendance at Board meetings not disclosed on an individual basis in the annual report or on the company’s website and neither is the reported overall attendance above 90%. An individual candidate has attended fewer than 75% of the board and audit / risk committee meetings in a given year without a satisfactory explanation for his / her absence disclosed in a clear and comprehensible form in the relevant proxy filings. Satisfactory explanation will be understood as any health issues or family incidents. These would trigger a vote “Against” the election of the corresponding directors
•	A former executive director who is nominated for a membership on the non-executive board when two or more former executive directors already serve on the same board would result in a vote “Against” the former executive, as the board cannot be regarded as independent anymore.
•	Relevant committees in place and their majority independent. If the main committees are not majority independent, this could trigger a vote “Abstain” on the Chairman of the board and if the Chairman is not up for election, “Abstain” on the non-independent committee members
•	The management of Environmental Social and Governance (ESG) controversies around company will be analysed on a case-by-case basis based on relevant internationally recognized E, S or G principles (e.g. the UN Global Compact Principles and OECD Guidelines for Multinationals). Under extraordinary circumstances, DWS will vote against the election of directors or the entire board if there were material failures of governance, stewardship, risk oversight, or fiduciary responsibilities identified as a result of the controversies around the company.

•	When the director election lengthens the term of office, DWS will consider voting “Against” this election.*
In the absence of an annual election, we are generally supportive of staggered boards as the perpetual renewal of an appropriate proportion of the board members secures an active succession planning. In cases where the annual (re-)election is established, DWS would oppose proposals that would lengthen the term of office (i.e. from annual election to terms of two/three years or more).
*Note – This guideline does not pertain to closed-end or open-end funds.
Regarding independence: Vote against or withhold from non-independent Directors when:
•	the board consists of 50% or less independent Directors;
•	the non-independent Directors is part of the audit, compensation, or nominating committee;
•	the company has not appointed an audit, compensation, or nominating committee.
DWS will classify Directors as non-independent when:
For executive Directors:
•	Current employee of the company or one of its affiliates.
For non-executive Directors:
•	Significant ownership (beneficial owner of more than 50% of the company’s voting power).
•	Former CEO of the company or of an acquired company within the past five years.
•	Former officer of the company, an affiliate, or an acquired firm within the past five years.
•	Immediate family member of a current or former officer of the company or its affiliates within the last five years
•	Currently provides (or an immediate family member provides) professional services to the company, to an affiliate of the company or an individual officer of the company or one of its affiliates in excess of $10,000 per year.
Proxy contest: In a proxy contest involving election of Directors, a case-by-case voting decision will be made based upon analysis of the issues involved and the merits of the incumbent and dissident slates of Directors. Where applicable, DWS will consider the recommendations of ISS along with various factors, including the following:
•	Long-term financial performance of the company relative to its industry;
•	Management’s track record;
•	Background to the contested election;
•	Nominee qualifications and any compensatory arrangements;
•	Strategic plan of dissident slate and quality of the critique against management;
•	Likelihood that the proposed goals and objectives can be achieved (both slates); and
•	Stock ownership positions.

In the case of candidates nominated pursuant to proxy access, DWS policy is to vote case-by-case considering any applicable factors listed above, including additional factors and any recommendations of a third party proxy research vendor, currently ISS, which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether or not there are more candidates than Board seats).
Rationale: The large majority of corporate Directors fulfill their fiduciary obligation and in most cases support for Management’s nominees is warranted. As the issues relevant to a contested election differ in each instance, those cases must be addressed as they arise.
B.	Classified Boards of Directors
DWS’s policy is to vote against proposals to classify the Board and for proposals to repeal classified Boards and elect Directors annually.
Rationale: Directors should be held accountable on an annual basis. By entrenching the incumbent Board, a classified Board may be used as an anti-takeover device to the detriment of the shareholders in a hostile take-over situation.
C.	Board and Committee Independence
DWS policy is to vote:
1.	“For” proposals that require that a certain percentage (majority up to 66 2/3%) of members of a Board of Directors be comprised of independent or unaffiliated Directors.
2.	“For” proposals that require all members of a company's compensation, audit, nominating, or other similar committees be comprised of independent or unaffiliated Directors.
3.	“Against” shareholder proposals to require the addition of special interest, or constituency, representatives to Boards of Directors.
4.	“For” separation of the Chairman and CEO positions.
5.	Generally, “For” proposals that require a company to appoint a Chairman who is an independent Director, taking into account the following factors:
•	Whether the proposal is binding and whether it requires an immediate change.
•	Whether the current board has an existing executive or non-independent chair or there was a recent combination of the CEO and chair roles.
•	Whether the governance structure ensures a sufficient board and committee independence, a balance of board and CEO tenure.
•	Whether the company has poor governance practices (such as compensation, poor risk oversight, or any actions, which harmed or have the potential to harm the interests of the shareholders).
•	Whether the company is demonstrating poor performance (as per the assessment and recommendation of ISS).
Rationale: Board independence is a cornerstone of effective governance and accountability. A Board that is sufficiently independent from Management assures that shareholders' interests are adequately represented.
No Director qualifies as “independent” unless the Board of Directors affirmatively determines that the Director has no material relationship with the listed company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the company).

Whether a Director is in fact not “independent” will depend on the laws and regulations of the primary market for the security and the exchanges, if any, on which the security trades.
D.	Liability and Indemnification of Directors
DWS’s policy is to vote on a case-by-case basis on Management proposals to limit Directors' liability and to broaden the indemnification of Directors, unless broader indemnification or limitations on Directors' liability would affect shareholders' interests in pending litigation, in which case, DWS would vote “Against.”
Rationale: While shareholders want Directors and officers to be responsible for their actions, it may not be in the best interests of the shareholders for them to be too risk averse. If the risk of personal liability is too great, companies may not be able to find capable Directors willing to serve. We support expanding coverage only for actions taken in good faith and not for serious violations of fiduciary obligation or negligence.
E.	Qualification of Directors
DWS’s policy is to follow Management’s recommended vote on either Management or shareholder proposals that set retirement ages for Directors or require specific levels of stock ownership by Directors.
Rationale: As a general rule, the Board of Directors, and not the shareholders, is most qualified to establish qualification policies.
F.	Removal of Directors and Filling of Vacancies
DWS’s policy is to vote “Against” proposals that include provisions that Directors may be removed only for cause or proposals that include provisions that only continuing Directors may fill Board vacancies.
Rationale: Differing state statutes permit removal of Directors with or without cause. Removal of Directors for cause usually requires proof of self-dealing, fraud or misappropriation of corporate assets, limiting shareholders' ability to remove Directors except under extreme circumstances. Removal without cause requires no such showing.
Allowing only incumbent Directors to fill vacancies can serve as an anti-takeover device, precluding shareholders from filling the Board until the next regular election.
G.	Proposals to Fix the Size of the Board
DWS’s policy is to vote:
1.	“For” proposals to fix the size of the Board unless: (a) no specific reason for the proposed change is given; or (b) the proposal is part of a package of takeover defenses.
2.	“Against” proposals allowing Management to fix the size of the Board without shareholder approval.
Rationale: Absent danger of anti-takeover use, companies should be granted a reasonable amount of flexibility in fixing the size of its Board.
H.	Proposals to Restrict Chief Executive Officer’s Service on Multiple Boards
DWS’s policy is to vote “For” proposals to restrict a Chief Executive Officer from serving on more than two outside Boards of Directors.
Rationale: Chief Executive Officer must have sufficient time to ensure that shareholders’ interests are represented adequately.
Note: A Director’s service on multiple closed-end fund Boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines.

I.	Proposals to Establish Audit Committees
DWS’s policy is to vote “For” proposals that require the establishment of Audit Committees.
Rationale: The Audit Committee should deal with accounting and risk management related questions, verifies the independence of the auditor with due regard to possible conflicts of interest. It also should determine the procedure of the audit process.
II.	Capital Structure
A.	Authorization of Additional Shares
DWS’s policy is to vote “For” proposals to increase the authorization of existing classes of stock that do not exceed a 3:1 ratio of shares authorized to shares outstanding for a large cap company, and do not exceed a 4:1 ratio of shares authorized to shares outstanding for a small-midcap company (companies having a market capitalization under one billion US dollars).
Rationale: While companies need an adequate number of shares in order to carry on business, increases requested for general financial flexibility must be limited to protect shareholders from their potential use as an anti-takeover device. Requested increases for specifically designated, reasonable business purposes (stock split, merger, etc.) will be considered in light of those purposes and the number of shares required.
B.	Authorization of “Blank Check” Preferred Stock
DWS’s policy is to vote:
1.	“Against” proposals to create blank check preferred stock or to increase the number of authorized shares of blank check preferred stock unless the company expressly states that the stock will not be used for anti-takeover purposes and will not be issued without shareholder approval.
2.	“For” proposals mandating shareholder approval of blank check stock placement.
Rationale: Shareholders should be permitted to monitor the issuance of classes of preferred stock in which the Board of Directors is given unfettered discretion to set voting, dividend, conversion and other rights for the shares issued.
C.	Stock Splits / Reverse Stock Splits
DWS’s policy is to vote “For” stock splits if a legitimate business purpose is set forth and the split is in the shareholders' best interests. A vote is cast “For” a reverse stock split only if the number of shares authorized is reduced in the same proportion as the reverse split or if the effective increase in authorized shares (relative to outstanding shares) complies with the proxy guidelines for common stock increases.
Rationale: Generally, stock splits do not detrimentally affect shareholders. Reverse stock splits, however, may have the same result as an increase in authorized shares and should be analyzed accordingly.
D.	Dual Class/Supervoting Stock
DWS’s policy is to vote “Against” proposals to create or authorize additional shares of super-voting stock or stock with unequal voting rights.
Rationale: The “one share, one vote” principal ensures that no shareholder maintains a voting interest exceeding their equity interest in the company.
E.	Large Block Issuance
DWS’s policy is to address large block issuances of stock on a case-by-case basis based on the nature of the issuance, considering various factors including recommendation of ISS subject to review by the GPVSC as set forth in the guidelines:

For general Issuances, in general DWS policy is to:
Vote for issuance authorities with pre-emptive rights to a maximum of 100 percent over currently issued capital and as long as the share issuance authorities’ periods are clearly disclosed (or implied by the application of a legal maximum duration) and in line with market-specific practices and/or recommended guidelines (e.g. issuance periods limited to 18 months for the Netherlands); and
vote for issuance authorities without pre-emptive rights to a maximum of 20 percent (or a lower limit if local market best practice recommendations provide) of currently issued capital as long as the share issuance authorities’ periods are clearly disclosed (or implied by the application of a legal maximum duration) and in line with market-specific practices and/or recommended guidelines (e.g. issuance periods limited to 18 months for the Netherlands).
For French companies, DWS policy is to:
•	Vote for general issuance requests with pre-emptive rights, or without pre-emptive rights but with a binding “priority right,” for a maximum of 50 percent over currently issued capital.
•	Generally vote for general authorities to issue shares without pre-emptive rights up to a maximum of 10 percent of share capital. When companies are listed on a regulated market, the maximum discount on share issuance price proposed in the resolution must, in addition, comply with the legal discount (i.e., a maximum of 5 percent discount to the share listing price) for a vote for to be warranted.
Where it deems necessary, DWS will also consider voting “Against”, taking into account the following additional factors:
•	The combined equity issuance of all equity instruments with pre-emptive rights exceeds 50 percent of the outstanding share capital or the prevailing maximum threshold as stipulated by best practice rules for corporate governance in the respective country. Exceeding either of the two thresholds will be judged on a CASE-BY- CASE basis, provided that the subscription rights are actively tradable in the market.
•	The cumulative equity issuances without subscription rights (historical and across instruments) exceed the maximum level specified in a respective country’s best practices for corporate governance or 30 percent% of the company’s nominal capital.
For specific issuances, in general DWS policy is to:
Vote on a case-by-case basis on all requests, with or without pre-emptive rights, incorporating where applicable the recommendation of ISS.
Additionally, DWS supports proposals requiring shareholder approval of large block issuances.
Rationale: Stock issuances must be reviewed in light of the business circumstances leading to the request and the potential impact on shareholder value.
F.	Recapitalization into a Single Class of Stock
DWS policy is to vote “For” recapitalization plans to provide for a single class of common stock, provided the terms are fair, with no class of stock being unduly disadvantaged.
Rationale: Consolidation of multiple classes of stock is a business decision that may be left to the Board and/or Management if there is no adverse effect on shareholders.

G.	Share Repurchases
DWS’s policy is to vote “For” share repurchase plans provided all shareholders are able to participate on equal terms. Where it deems necessary, DWS will also analyse on a CASE-BY-CASE basis, if the maximum offer/price premium exceeds 10 percent and if the share repurchase program exceeds a maximum of 10 percent of issued share capital.
Rationale: Buybacks are generally considered beneficial to shareholders because they tend to increase returns to the remaining shareholders. However, if the maximum offer premium exceeds 10 percent and the program itself exceeds 10 percent of issued capital, this could indicate potential risks for the shareholders in the longer term.
H.	Reductions in Par Value
DWS’s policy is to vote “For” proposals to reduce par value, provided a legitimate business purpose is stated (e.g., the reduction of corporate tax responsibility.)
Rationale: Usually, adjustments to par value are a routine financial decision with no substantial impact on shareholders.
III.	Corporate Governance Issues
A.	Confidential Voting
DWS’s policy is to vote “For” proposals to provide for confidential voting and independent tabulation of voting results and to vote “Against” proposals to repeal such provisions.
Rationale: Confidential voting protects the privacy rights of all shareholders. This is particularly important for employee-shareholders or shareholders with business or other affiliations with the company, who may be vulnerable to coercion or retaliation when opposing Management. Confidential voting does not interfere with the ability of corporations to communicate with all shareholders, nor does it prohibit shareholders from making their views known directly to Management.
B.	Cumulative Voting
DWS’s policy is to vote “Against” shareholder proposals requesting cumulative voting and “For” Management proposals to eliminate it. The protections afforded shareholders by cumulative voting are not necessary when a company has a history of good performance and does not have a concentrated ownership interest. Accordingly, a vote is cast “Against” cumulative voting and “For” proposals to eliminate it if:
a)	The company has a five year return on investment greater than the relevant industry index,
b)	All Directors and executive officers as a group beneficially own less than 10% of the outstanding stock, and
c)	No shareholder (or voting block) beneficially owns 15% or more of the company.
Thus, failure of any one of the three criteria results in a vote for cumulative voting in accordance with the general policy.
Rationale: Cumulative voting is a tool that should be used to ensure that holders of a significant number of shares may have Board representation; however, the presence of other safeguards may make their use unnecessary.
C.	Supermajority Voting Requirements
DWS’s policy is to vote “Against” Management proposals to require a supermajority vote to amend the charter or by-laws and to vote “For” shareholder proposals to modify or rescind existing supermajority requirements.
*	Exception made when company holds a controlling position and seeks to lower threshold to maintain control and/or make changes to corporate by-laws.

Rationale: Supermajority voting provisions violate the democratic principle that a simple majority should carry the vote. Setting supermajority requirements may make it difficult or impossible for shareholders to remove egregious by-law or charter provisions. Occasionally, a company with a significant insider held position might attempt to lower a supermajority threshold to make it easier for Management to approve provisions that may be detrimental to shareholders. In that case, it may not be in the shareholders interests to lower the supermajority provision.
D.	Shareholder Right to Vote
DWS’s policy is to vote “Against” proposals that restrict the right of shareholders to call special meetings, amend the bylaws, or act by written consent. DWS’s Policy is to vote “For” proposals that remove such restrictions.
Rationale: Any reasonable means whereby shareholders can make their views known to Management or affect the governance process should be supported.
E.	Amendments of the Articles
Where it deems necessary, DWS will consider to generally to vote “Against” if the vote is an article amendment that would lengthen the term of office for directors over 3 years.
F.	Related Party Transactions
DWS will analyse related party transactions on a CASE-BY-CASE basis and will additionally consider ISS recommendations.
IV.	Compensation
Annual Incentive Plans or Bonus Plans are often submitted to shareholders for approval. These plans typically award cash to executives based on company performance. Deutsche Bank believes that the responsibility for executive compensation decisions rest with the Board of Directors and/or the compensation committee, and its policy is not to second-guess the Board’s award of cash compensation amounts to executives unless a particular award or series of awards is deemed excessive. If stock options are awarded as part of these bonus or incentive plans, the provisions must meet Deutsche Bank’s criteria regarding stock option plans, or similar stock-based incentive compensation schemes, as set forth below.
A.	Executive and Director Stock Option Plans
DWS’s policy is to vote “For” stock option plans that meet the following criteria:
The resulting dilution of existing shares is less than (a) 15% of outstanding shares for large capital corporations; or (b) 20% of outstanding shares for small-mid capital companies (companies having a market capitalization under one billion US dollars).
The transfer of equity resulting from granting options at less than fair market value (“FMV”) is no greater than 3% of the over-all market capitalization of large capital corporations or 5% of market cap for small-mid capital companies.
The plan does not contain express repricing provisions and, in the absence of an express statement that options will not be repriced, the company does not have a history of repricing options.
The plan does not grant options on super-voting stock.
DWS will support performance-based option proposals as long as (a) they do not mandate that all options granted by the company must be performance based; and (b) only certain high-level executives are subject to receive the performance based options.
DWS will support proposals to eliminate the payment of outside Director Pensions.

Rationale: Determining the cost to the company and to shareholders of stock-based incentive plans raises significant issues not encountered with cash-based compensation plans. These include the potential dilution of existing shareholders' voting power, the transfer of equity out of the company resulting from the grant and execution of options at less than FMV and the authority to reprice or replace underwater options. Our stock option plan analysis model seeks to allow reasonable levels of flexibility for a company yet still protect shareholders from the negative impact of excessive stock compensation. Acknowledging that small mid-capital corporations often rely more heavily on stock option plans as their main source of executive compensation and may not be able to compete with their large capital competitors with cash compensation, we provide slightly more flexibility for those companies.
B.	Employee Stock Option/Purchase Plans
DWS’s policy is to vote “For” employee stock purchase plans (“ESPPs”) when the plan complies with Internal Revenue Code Section 423, allowing non-Management employees to purchase stock at 85% of FMV.
DWS’s policy is to vote “For” employee stock option plans (“ESOPs”) provided they meet the standards for stock option plans in general. However, when computing dilution and transfer of equity, ESOPs are considered independently from executive and Director Option plans.
Rationale: ESOPs and ESPPs encourage rank-and-file employees to acquire an ownership stake in the companies they work for and have been shown to promote employee loyalty and improve productivity.
C.	Golden Parachutes
DWS’s policy is to vote “For” proposals to require shareholder approval of golden parachutes and for proposals that would limit golden parachutes to no more than three times base compensation. DWS’s Policy is to vote on a “case-by-case” basis regarding more restrictive shareholder proposals to limit golden parachutes.
Rationale: In setting a reasonable limitation, DWS considers that an effective parachute should be less attractive than continued employment and that the IRS has opined that amounts greater than three times annual salary, are excessive.
D.	Proposals to Limit Benefits or Executive Compensation
DWS’s policy is to vote “Against”
Proposals to limit benefits, pensions or compensation; and
Proposals that request or require disclosure of executive compensation greater than the disclosure required by Securities and Exchange Commission (“SEC”) regulations.
Rationale: Levels of compensation and benefits are generally considered to be day-to-day operations of the company, and are best left unrestricted by arbitrary limitations proposed by shareholders.
E.	Shareholder Proposals Concerning “Pay for Superior Performance”
DWS’s policy is to address pay for superior performance proposals on a case-by-case basis subject to review by the GPVSC as set forth in DWS’s Proxy Voting Policy and Guidelines, based on recommendation by ISS and consideration of the following factors:
•	What aspects of the company’s annual and long-term equity incentive programs are performance driven?
•	If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?
•	Can shareholders assess the correlation between pay and performance based on the current disclosure?
•	What type of industry and stage of business cycle does the company belong to?

These proposals generally include the following principles:
•	Set compensation targets for the plan’s annual and long-term incentive pay components at or below the peer group median;
•	Deliver a majority of the plan’s target long-term compensation through performance-vested, not simply time-vested, equity awards;
•	Provide the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;
•	Establish performance targets for each plan financial metric relative to the performance of the company’s peer companies; and
•	Limit payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.
Rationale: While DWS agrees that compensation issues are better left to the discretion of Management, there remains the need to monitor for excessive and problematic compensation practices on a case-by-case basis. If, after a review of the ISS metrics, DWS is comfortable with ISS’s applying this calculation, DWS will vote according to ISS’ recommendation.
F.	Executive Compensation Advisory
DWS’s policy is to support management or shareholder proposals to propose an advisory resolution seeking to ratify the compensation of the company’s named executive officers (“NEOs”) on an annual basis (“say on pay”).
Rationale: DWS believes that controls exist within senior Management and corporate compensation committees, ensuring fair compensation to executives. However, an annual advisory vote represents a good opportunity for shareholders to have a transparent and clear exchange of views with the company on the executive compensation structures.
G.	Advisory Votes on Executive Compensation
DWS’s policy is to vote on a case-by-case basis on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation, including recommendations by ISS where applicable, subject to review by the GPVSC as set forth in DWS’s Proxy Voting Policy and Guidelines.
DWS’s policy is to vote against Advisory Votes on Executive Compensation (Management Say-on-Pay — MSOP) if:
•	There is a significant misalignment between CEO pay and company performance (pay for performance);
•	The company maintains significant problematic pay practices;
•	The Board exhibits a significant level of poor communication and responsiveness to shareholders.
Primary Evaluation Factors for Executive Pay
Pay-for-Performance Evaluation
DWS will consider the pay-for-performance analysis conducted annually by an independent third party, currently ISS, to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 or Russell 3000E Indices, DWS considers the following based on ISS’ analysis:
Peer Group Alignment:

•	The degree of alignment between the company's annualized TSR rank and the CEO's annualized total pay rank within a peer group, each measured over a three-year period.
•	The multiple of the CEO's total pay relative to the peer group median.
Absolute Alignment – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.
If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, misaligned pay and performance are otherwise suggested, DWS may consider any of the following qualitative factors as relevant to evaluating how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:
•	The ratio of performance- to time-based equity awards;
•	The overall ratio of performance-based compensation;
•	The completeness of disclosure and rigor of performance goals;
•	The company's peer group benchmarking practices;
•	Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;
•	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
•	Realizable pay compared to grant pay; and
•	Any other factors deemed relevant.
Where it deems necessary, DWS will also take into account the following additional factors:
•	Systems that entitle the company to recover any sums already paid where necessary (e.g. claw- back system). Deviations are possible wherever the company provides a reasonable explanation why a claw-back was not implemented.
Problematic Pay Practices
DWS’s policy is to defer to ISS’ recommendation regarding executive compensation practices that contravene the global pay principles considered by ISS in evaluating executive pay and practices, including:
•	Problematic practices related to non-performance-based compensation elements;
•	Incentives that may motivate excessive risk-taking; and
•	Options Backdating.
Problematic Pay Practices related to Non-Performance-Based Compensation Elements
DWS’s policy is, in general, to evaluate pay elements that are not directly based on performance on a case-by-case considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy. DWS will defer to ISS’ analysis of specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in DWS’s overall consideration and may result in adverse vote recommendations:
•	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
•	Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;
•	New or extended agreements that provide for:
•	CIC payments exceeding 3 times base salary and average/target/most recent bonus;
•	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers);
•	CIC payments with excise tax gross-ups (including “modified” gross-ups);
•	Insufficient executive compensation disclosure by externally- managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI's executives is not possible.
Incentives that may Motivate Excessive Risk-Taking
•	Multi-year guaranteed bonuses;
•	A single or common performance metric used for short- and long-term plans;
•	Lucrative severance packages;
•	High pay opportunities relative to industry peers;
•	Disproportionate supplemental pensions; or
•	Mega annual equity grants that provide unlimited upside with no downside risk.
Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.
Options Backdating
DWS’s policy is to examine the following factors case-by-case to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:
•	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
•	Duration of options backdating;
•	Size of restatement due to options backdating;
•	Corrective actions taken by the Board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
•	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

DWS may rely on ISS’s analysis of the foregoing and may defer to ISS’s recommendation subject to review by the GPVSC.
Rationale: While DWS agrees that compensation issues are better left to the discretion of Management, there remains a need to take action on this nonbinding proposal if excessive or problematic compensation practices exist.
H.	Frequency of Advisory Vote on Executive Compensation
DWS’s policy is to vote “For” annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.
Rationale: DWS believes that annual advisory vote gives shareholders the opportunity to express any compensation concerns to the Executive Compensation proposal which is an advisory voting.
V.	Anti-Takeover Related Issues
A.	Shareholder Rights Plans (“Poison Pills”)
DWS’s policy is to vote “For” proposals to require shareholder ratification of poison pills or that request Boards to redeem poison pills, and to vote “Against” the adoption of poison pills if they are submitted for shareholder ratification.
Rationale: Poison pills are the most prevalent form of corporate takeover defenses and can be (and usually are) adopted without shareholder review or consent. The potential cost of poison pills to shareholders during an attempted takeover outweighs the benefits.
B.	Reincorporation
DWS’s policy is to examine reincorporation proposals on a case-by-case basis. The voting decision is based on:
•	Differences in state law between the existing state of incorporation and the proposed state of incorporation; and
•	Differences between the existing and the proposed charter/bylaws/articles of incorporation and their effect on shareholder rights.
If changes resulting from the proposed reincorporation violate the corporate governance principles set forth in these guidelines, the reincorporation will be deemed contrary to shareholder’s interests and a vote cast “against.”
Rationale: Reincorporations can be properly analyzed only by looking at the advantages and disadvantages to their shareholders. Care must be taken that anti-takeover protection is not the sole or primary result of a proposed change.
C.	Fair-Price Proposals
DWS’s policy is to vote “For” Management fair-price proposals, provided that:
The proposal applies only to two-tier offers;
The proposal sets an objective fair-price test based on the highest price that the acquirer has paid for a company's shares;
The supermajority requirement for bids that fail the fair-price test is no higher than two-thirds of the outstanding shares; and
The proposal contains no other anti-takeover provisions or provisions that restrict shareholders rights.
A vote is cast “For” shareholder proposals that would modify or repeal existing fair-price requirements that do not meet these standards.

Rationale: While fair price provisions may be used as anti-takeover devices, if adequate provisions are included, they provide some protection to shareholders who have some say in their application and the ability to reject those protections if desired.
D.	Exemption from State Takeover Laws
DWS’s policy is to vote “For” shareholder proposals to opt out of state takeover laws and to vote “Against” Management proposals requesting to opt out of state takeover laws.
Rationale: Control share statutes, enacted at the state level, may harm long-term share value by entrenching Management. They also unfairly deny certain shares their inherent voting rights.
E.	Non-Financial Effects of Takeover Bids
Policy is to vote “Against” shareholder proposals to require consideration of non-financial effects of merger or acquisition proposals.
Rationale: Non-financial effects may often be subjective and are secondary to DWS’s stated purpose of acting in its client’s best economic interest.
VI.	Mergers & Acquisitions
Evaluation of mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings, and recapitalizations) are performed on a case-by-case basis, including consideration of ISS’s analysis and recommendations where applicable, subject to review by the GPVSC. DWS’s policy is to review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:
•	Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.
•	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
•	Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
•	Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.
•	Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.
•	Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Additional resources including portfolio management and research analysts may be considered as set forth in DWS’s policies and procedures.
VII.	Environmental, Social and Governance Issues
Environmental, social and governance issues (ESG) are becoming increasingly important to corporate success. We incorporate ESG considerations into both our investment decisions and our proxy voting decisions – particularly if the financial performance of the company could be impacted. Companies or states that seriously contravene internationally accepted ethical principles will be subject to heightened scrutiny.
A.	Principles for Responsible Investment
DWS’s policy is to actively engage with companies on ESG issues and participate in ESG initiatives. In this context, DWS (a) votes “For” increased disclosure on ESG issues; (b) is willing to participate in the development of policy, regulation, and standard setting (such as promoting and protecting shareholder rights); (c) could support shareholder initiatives and also file shareholder resolutions with long term ESG considerations and improved ESG disclosure, when applicable; (d) could support standardized ESG reporting and issues to be integrated within annual financial reports; and (e) on a case-by-case basis, on other votes related to ESG issues.
Rationale: ESG issues can affect the performance of investment portfolios (to varying degrees across companies, sectors, regions, asset classes and through time).
B.	ESG Issues
DWS’s policy will also consider the Coalition for Environmentally Responsible Economies (“CERES”) recommendation on Environmental matters contained in the CERES Principles and the recommendations on social and sustainability issues not specifically addressed elsewhere in these Guidelines. DWS may consider ISS to identify shareholder proposals addressing CERES Principles and may have proxies voted in accordance with ISS’ predetermined voting guidelines on CERES Principles. DWS’s policy is to generally vote for social and environmental shareholder proposals that promote good corporate citizens while enhancing long‐term shareholder and stakeholder value. DWS’s policy is to vote for disclosure reports that seek additional information particularly when it appears companies have not adequately addressed shareholders' social, workforce, and environmental concerns. In determining vote recommendations on shareholder social, workforce, and environmental proposals, DWS will consider the recommendation of ISS along with various other factors including:
•	Whether the proposal itself is well framed and reasonable;
•	Whether adoption of the proposal would have either a positive or negative impact on the company's short-term or long-term share value;
•	Whether the company's analysis and voting recommendation to shareholders is persuasive;
•	The degree to which the company's stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;
•	Whether the subject of the proposal is best left to the discretion of the Board;
•	Whether the issues presented in the proposal are best dealt with through legislation, government regulation, or company-specific action;
•	The company's approach compared with its peers or any industry standard practices for addressing the issue(s) raised by the proposal;
•	Whether the company has already responded in an appropriate or sufficient manner to the issue(s) raised in the proposal;

•	If the proposal requests increased disclosure or greater transparency, whether or not sufficient information is publically available to shareholders and whether it would be unduly burdensome for the company to compile and avail the requested information to shareholders in a more comprehensive or amalgamated fashion;
•	Whether implementation of the proposal would achieve the objectives sought in the proposal.
In general, DWS policy supports proposals that request the company to furnish information helpful to shareholders in evaluating the company’s operations, based on ISS’ analysis and recommendation. In order to be able to intelligently monitor their investments shareholders often need information best provided by the company in which they have invested. Requests to report such information will merit support. Requests to establish special committees of the Board to address broad corporate policy and provide forums for ongoing dialogue on issues including, but not limited to shareholder relations, the environment, human rights, occupational health and safety, and executive compensation, will generally be supported, particularly when they appear to offer a potentially effective method for enhancing shareholder value. DWS’s policy is to closely evaluate proposals that ask the company to cease certain actions that the proponent believes are harmful to society or some segment of society with special attention to the company’s legal and ethical obligations, its ability to remain profitable, and potential negative publicity if the company fails to honor the request. DWS’s policy supports shareholder proposals that improve the company’s public image, and reduce exposure to liabilities.
Rationale: DWS supports CERES and as such generally considers the CERES recommendation, but will vote on a case-by-case basis.
VIII.	Miscellaneous Items
A.	Ratification of Auditors
DWS’s policy is to vote “For” (a) the Management recommended selection of auditors and (b) proposals to require shareholder approval of auditors.
Rationale: Absent evidence that auditors have not performed their duties adequately, support for Management’s nomination is warranted.
B.	Limitation of Non-Audit Services provided by Independent Auditor
DWS’s policy is to support proposals limiting non-audit fees to 50% of the aggregate annual fees earned by the firm retained as a company's independent auditor.
Rationale: In the wake of financial reporting problems and alleged audit failures at a number of companies, DWS supports the general principle that companies should retain separate firms for audit and consulting services to avoid potential conflicts of interest. However, given the protections afforded by the Sarbanes-Oxley Act of 2002 (which requires Audit Committee pre-approval for non-audit services and prohibits auditors from providing specific types of services), and the fact that some non-audit services are legitimate audit-related services, complete separation of audit and consulting fees may not be warranted. A reasonable limitation is appropriate to help ensure auditor independence and it is reasonable to expect that audit fees exceed non-audit fees.
C.	Audit Firm Rotation
DWS’s policy is to vote against proposals seeking audit firm rotation, unless there are relevant audit-related issues.
Rationale: Because the Sarbanes-Oxley Act mandates that the lead audit partner be switched every five years, DWS believes that rotation of the actual audit firm would be costly and disruptive, unless DWS believes there are significant audit-related issues.
Where it deems necessary, on audit-related agenda items, DWS will also consider voting “Against”, taking into account the following additional factors:

The name of the audit firm is not disclosed.
No breakdown of audit/non-audit fees is provided.
Non-audit fees exceed standard audit and audit-related- fees, unless ISS highlights a special justification such as IPOs, M&A or restructuring (this guideline applies only to companies on the country`s main index).
Auditors are changed without explanation.
D.	Transaction of Other Business
DWS’s policy is to vote “Against” transaction of other business proposals.
Rationale: This is a routine item to allow shareholders to raise other issues and discuss them at the meeting. As the nature of these issues may not be disclosed prior to the meeting, we recommend a vote against these proposals. This protects shareholders voting by proxy (and not physically present at a meeting) from having action taken at the meeting that they did not receive proper notification of or sufficient opportunity to consider.
E.	Motions to Adjourn the Meeting
DWS’s Policy is to vote “Against” proposals to adjourn the meeting.
Rationale: Management may seek authority to adjourn the meeting if a favorable outcome is not secured. Shareholders should already have had enough information to make a decision. Once votes have been cast, there is no justification for Management to continue spending time and money to press shareholders for support.
F.	Bundled Proposals
DWS’s policy is to vote against bundled proposals if any bundled issue would require a vote against it if proposed individually.
Rationale: Shareholders should not be forced to “take the good with the bad” in cases where the proposals could reasonably have been submitted separately.
G.	Change of Company Name
DWS’s policy is to support Management on proposals to change the company name.
Rationale: This is generally considered a business decision for a company.
H.	Proposals Related to the Annual Meeting
DWS’s Policy is to vote “For” Management for proposals related to the conduct of the annual meeting (meeting time, place, etc.)
Rationale: These are considered routine administrative proposals.
I.	Reimbursement of Expenses Incurred from Candidate Nomination
DWS’s policy is to follow Management’s recommended vote on shareholder proposals related to the amending of company bylaws to provide for the reimbursement of reasonable expenses incurred in connection with nominating one or more candidates in a contested election of Directors to the corporation’s Board of Directors.
Rationale: Corporations should not be liable for costs associated with shareholder proposals for Directors.

J.	Investment Company Proxies
Proxies solicited by investment companies are voted in accordance with the recommendations of an independent third party, currently ISS. However, regarding investment companies for which DWS or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders. Proxies solicited by master funds from feeder funds will be voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940 (“Investment Company Act”).
Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. For example, DWS could vote “For” staggered Boards of closed-end investment companies, although DWS generally votes “Against” staggered Boards for operating companies. Further, the manner in which DWS votes investment company proxies may differ from proposals for which an DWS-advised investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are voted in accordance with the pre-determined guidelines of an independent third-party.
Subject to participation agreements with certain Exchange Traded Funds (“ETF”) issuers that have received exemptive orders from the US Securities and Exchange Commission allowing investing Deutsche funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act, DWS will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.
Note: With respect to the DWS Central Cash Management Government Fund (registered under the Investment Company Act), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines, and may determine, with respect to the DWS Central Cash Management Government Fund, to vote contrary to the positions in the Guidelines, consistent with the Fund’s best interest.
The above guidelines pertain to issuers organized in the United States and Canada. Proxies solicited by other issuers are voted in accordance with international guidelines or the recommendation of ISS and in accordance with applicable law and regulation.
IX.	International Proxy Voting Guidelines with Application For Holdings Incorporated Outside the United States and Canada:
A. Election of Directors
Where it deems necessary, DWS will also take into account the following additional factors:
•	A combined CEO/Chairman role without a lead Independent Director in place would trigger a vote “Against” the CEO/Chairman.
It is essential that the board have a lead independent director, who should have approval over information flow to the board, meeting agendas and meeting schedules to ensure a structure that provides an appropriate balance between the powers of the CEO and those of the independent directors.
•	Attendance at Board meetings not disclosed on an individual basis in the annual report or on the company’s website and neither is the reported overall attendance above 90%. An individual candidate has attended fewer than 75% of the board and audit / risk committee meetings in a given year without a satisfactory explanation for his / her absence disclosed in a clear and comprehensible form in the relevant proxy filings. Satisfactory explanation will be understood as any health issues or family incidents. These would trigger a vote “Against” the election of the corresponding directors.

•	DWS will vote with an “Against” if the election of a candidate results in a direct transition from executive (incl. the CEO) to non-executive directorship (i.e. without a cooling off of minimum two years). In especially warranted cases, executive directors with a long and proven track record can become non-executive directors if this change is in line with the national best practice for corporate governance.
•	A former executive director who is nominated for a membership on the non-executive board when two or more former executive directors already serve on the same board would result in a vote “Against” the former executive, as the board cannot be regarded as independent anymore.
•	Relevant committees in place and their majority independent. If the main committees are not majority independent, this could trigger a vote “Abstain” on the Chairman of the board and if the Chairman is not up for election, “Abstain” on the non-independent committee members.
•	The management of Environmental Social and Governance (ESG) controversies around company will be analysed on a case-by-case basis based on relevant internationally recognized E, S or G principles (e.g. the UN Global Compact Principles and OECD Guidelines for Multinationals). Under extraordinary circumstances, DWS will vote against the election of directors or the entire board if there were material failures of governance, stewardship, risk oversight, or fiduciary responsibilities identified as a result of the controversies around the company.
•	When the director election lengthens the term of office, DWS will consider voting “Against” this election.*
In the absence of an annual election, we are generally supportive of staggered boards as the perpetual renewal of an appropriate proportion of the board members secures an active succession planning. In cases where the annual (re-)election is established, DWS would oppose proposals that would lengthen the term of office (i.e. from annual election to terms of two/three years or more).
*Note – This guideline would not pertain to closed-end or open-end funds.
B. Renumeration (Variable Pay)
Executive remuneration for Management Board
Where it deems necessary, DWS will also take into account the following additional factors:
•	Systems that entitle the company to recover any sums already paid (e.g. claw-back-system). Deviations are possible wherever the company provides a reasonable explanation why a claw- back was not implemented.
DWS’s policy is to vote “For” Management Board remuneration that is transparent and linked to results.
Rationale: Executive compensation should motivate Management and align the interests of Management with the shareholders. The focus should be on criteria that prevent excessive remuneration; but enable the company to hire and retain first-class professionals.
Shareholder interests are normally best served when Management is remunerated to optimise long-term returns. Criteria should include suitable measurements like return on capital employed or economic value added.
Interests should generally also be correctly aligned when Management own shares in the company – even more so if these shares represent a substantial portion of their own wealth.
Its disclosure shall differentiate between fixed pay, variable (performance related) pay, and long-term incentives, including stock option plans with valuation ranges as well as pension and any other significant arrangements.
Executive remuneration for Supervisory Board

DWS’s policy is to vote “For” remuneration for Supervisory Board that is at least 50% in fixed form.
Rationale: It would normally be preferable if performance linked compensation were not based on dividend payments, but linked to suitable result based parameters. Consulting and procurement services should also be published in the company report.
C. Long-Term Incentive Plans
DWS’s policy is to vote “For” long-term incentive plans for members of a Management Board that reward for above average company performance.
Rationale: Incentive plans will normally be supported if they:
1. Directly align the interests of members of Management Boards with those of shareholders;
2. Establish challenging performance criteria to reward only above average performance;
3. Measure performance by total shareholder return in relation to the market or a range of comparable companies;
4. Are long-term in nature and encourage long-term ownership of the shares once exercised through minimum holding periods; and
5. Do not allow a repricing of the exercise price in stock option plans.
D. Proposals to Restrict Supervisory Board Members Service on Multiple Boards
DWS’s policy is to vote “For” proposals to restrict a Supervisory Board Member from serving on more than five Supervisory Boards.
Rationale: We consider a strong, independent, and knowledgeable Supervisory Board as important counter-balance to executive Management to ensure that the interests of shareholders are fully reflected by the company.
Full information should be disclosed in the annual reports and accounts to allow all shareholders to judge the success of the Supervisory Board controlling their company.
Supervisory Board Members must have sufficient time to ensure that shareholders’ interests are represented adequately.
Note: A Director’s service on multiple closed-end fund Boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines.
E. Establishment of a Remuneration Committee
DWS’s policy is to vote “For” proposals that require the establishment of a Remuneration Committee.
Rationale: Corporations should disclose in each annual report or proxy statement their policies on remuneration. Essential details regarding executive remuneration including share options, long-term incentive plans and bonuses, should be disclosed in the annual report, so that investors can judge whether corporate pay policies and practices meet the standard.
The Remuneration Committee shall not comprise any Management Board members and should be sensitive to the wider scene on executive pay. It should ensure that performance-based elements of executive pay are designed to align the interests of shareholders.
F. Management Board Election and Motion

DWS’s policy is to vote “Against”:
1. The election of Management Board members with positions on either Remuneration or Audit Committees;
2. The election of Supervisory Board members with too many Supervisory Board mandates; and
3. “Automatic” election of former Management Board members into the Supervisory Board.
Rationale: Management as an entity, and each of its members, are responsible for all actions of the company, and are – subject to applicable laws and regulations – accountable to the shareholders as a whole for their actions.
Sufficient information should be disclosed in the annual company report and account to allow shareholders to judge the success of the company.
G. Large Block Issuance For the UK market the following applies:
Generally vote for a resolution to authorise the issuance of equity, unless:
•	The issuance authority exceeds 33 percent of the issued share capital. Assuming it is no more than 33 percent, a further 33 percent of the issued share capital may also be applied to a fully pre-emptive rights issue taking the acceptable aggregate authority to 66 percent
Where it deems necessary, DWS will also consider voting “Against”, taking into account the following additional factors:
•	The combined equity issuance of all equity instruments with pre-emptive rights exceeds 50 percent of the outstanding share capital or the prevailing maximum threshold as stipulated by best practice rules for corporate governance in the respective country. Exceeding either of the two thresholds will be judged on a CASE-BY- CASE basis, provided that the subscription rights are actively tradable in the market.
•	The cumulative equity issuances without subscription rights (historical and across instruments) exceed the maximum level specified in a respective country’s best practices for corporate governance or 30 percent% of the company’s nominal capital.
H. Share Repurchases
Where it deems necessary, DWS will also analyse on a CASE-BY-CASE basis, if the maximum offer/price premium exceeds 10 percent and if the share repurchase program exceeds a maximum of 10 percent of issued share capital.
Rationale: Buybacks are generally considered beneficial to shareholders because they tend to increase returns to the remaining shareholders. However, if the maximum offer premium exceeds 10 percent and the program itself exceeds 10 percent of issued capital, this could indicate potential risks for the shareholders in the longer term.
I. Use of Net Profits
Where it deems necessary, DWS will also consider voting “Against”, taking into account the following factors:
The dividend payout ratio has been below 20% for two consecutive years despite a limited availability of profitable growth opportunities, and management has not given/provided adequate reasons for this decision.
The payout ratio exceeds 100 % of the distributable profits without appropriate reason (the company pays a dividend which affects its book value).
J. Amendments of the Articles

Where it deems necessary, DWS will consider to generally to vote “Against” if the vote is an article amendment that would lengthen the term of office for directors over 3 years.
K. Related Party Transactions
DWS will analyse related party transactions on a CASE-BY-CASE basis and will additionally consider ISS recommendations.
L. Auditor
Where it deems necessary, on audit-related agenda items, DWS will also consider voting “Against”, taking into account the following additional factors:
The name of the audit firm is not disclosed.
No breakdown of audit/non-audit fees is provided.
Non-audit fees exceed standard audit and audit-related- fees, unless ISS highlights a special justification such as IPOs, M&A or restructuring (this guideline applies only to companies on the country`s main index).
Auditors are changed without explanation.
The same lead audit partner has been appointed for more than five years.
Consequently, when the company does not publish the name of its lead auditor and the duration for which she / he has been previously appointed. (Markets in which the regulatory requirement for lead partner rotation is maximum five years are exempt from this guideline).
X. Proxy Voting Guidelines With Application For Holdings Incorporated In Japan
With reference to our policy on board composition in Japan, we expect companies, which define the role of the board to have a supervisory function instead of an executive function, to have at least two outside directors and strongly encourage them to ensure that at least 1/3 of the members in their boards are considered independent.
With reference to our policy of defining independence, outlined earlier in this document, in Japan as significant shareholders we will consider those who are in the top ten shareholders, even if their holding represents a share of less than 10%, mainly due to the market practice in Japan for business partners to own a certain percentage of each other’s shares as cross shareholders. With reference to our policy on the separation of the CEO and chairman roles and responsibilities, we strongly encourage our Japanese investees to disclose the member, who chairs the board as well as the member, who is considered to chair the company, the so called “Kaicho”, if these roles are separated. We also expect and foster our investees in Japan to establish the relevant formal committees- nomination, remuneration and audit.
Rationale: We acknowledge what has been achieved in the last couple of years in the corporate governance developments in Japan and support the progress, which has been made in that regard, in particular with the introduction of the Corporate Governance and Stewardship codes. We aspire to be in a constructive dialogue with our investees and to act as their steering partner to drive further developments in the corporate governance area. However, we foster our investees in Japan to strive to have more independent boards generally, as we believe board independence is crucial for the further development of corporate governance in Japan.